Mutual Funds

Prospectus February 26, 2010 As Supplemented January 1, 2011

Nuveen Equity Funds (formerly First American Stock Funds)

Nuveen Equity Income Fund
Class	Ticker Symbol

Class A	FFEIX
Class B	FAEBX
Class C	FFECX
Class R	FEISX
Class Y	FAQIX

Nuveen Large Cap Growth Opportunities Fund
Class	Ticker Symbol

Class A	FRGWX
Class B	FETBX
Class C	FAWCX
Class R	FLCYX
Class Y	FIGWX

Nuveen Large Cap Select Fund
Class	Ticker Symbol

Class A	FLRAX
Class C	FLYCX
Class R	FLSSX
Class Y	FLRYX

Nuveen Large Cap Value Fund
Class	Ticker Symbol

Class A	FASKX
Class B	FATBX
Class C	FALVX
Class R	FAVSX
Class Y	FSKIX

Nuveen Mid Cap Growth Opportunities Fund
Class	Ticker Symbol

Class A	FRSLX
Class B	FMQBX
Class C	FMECX
Class R	FMEYX
Class Y	FISGX

Nuveen Mid Cap Select Fund
Class	Ticker Symbol

Class A	FATAX
Class B	FITBX
Class C	FTACX
Class Y	FATCX

Nuveen Mid Cap Value Fund
Class	Ticker Symbol

Class A	FASEX
Class B	FAESX
Class C	FACSX
Class R	FMVSX
Class Y	FSEIX

Nuveen Small Cap Growth Opportunities Fund
Class	Ticker Symbol

Class A	FRMPX
Class B	FROBX
Class C	FMPCX
Class R	FMPYX
Class Y	FIMPX

Nuveen Small Cap Select Fund
Class	Ticker Symbol

Class A	EMGRX
Class B	ARSBX
Class C	FHMCX
Class R	ASEIX
Class Y	ARSTX

Nuveen Small Cap Value Fund
Class	Ticker Symbol

Class A	FSCAX
Class C	FSCVX
Class R	FSVSX
Class Y	FSCCX

Nuveen Real Estate Securities Fund
Class	Ticker Symbol

Class A	FREAX
Class B	FREBX
Class C	FRLCX
Class R	FRSSX
Class Y	FARCX

Nuveen Global Infrastructure Fund
Class	Ticker Symbol

Class A	FGIAX
Class C	FGNCX
Class R	FGNRX
Class Y	FGIYX

Nuveen International Fund
Class	Ticker Symbol

Class A	FAIAX
Class B	FNABX
Class C	FIACX
Class R	ARQIX
Class Y	FAICX

Nuveen International Select Fund
Class	Ticker Symbol

Class A	ISACX
Class C	ICCSX
Class R	ISRCX
Class Y	ISYCX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Section 1 Fund Summaries
Nuveen Equity Income Fund	2

Nuveen Large Cap Growth Opportunities Fund	7

Nuveen Large Cap Select Fund	12

Nuveen Large Cap Value Fund	16

Nuveen Mid Cap Growth Opportunities Fund	20

Nuveen Mid Cap Select Fund	25

Nuveen Mid Cap Value Fund	30

Nuveen Small Cap Growth Opportunities Fund	34

Nuveen Small Cap Select Fund	39

Nuveen Small Cap Value Fund	43

Nuveen Real Estate Securities Fund	47

Nuveen Global Infrastructure Fund	52

Nuveen International Fund	57

Nuveen International Select Fund	62

Section 2 More about the Funds
Investment Objectives	67

Investment Strategies	67

Investment Risks	68

Disclosure of Portfolio Holdings	71

Section 3 Fund Management
Investment Advisor	72

Sub-Advisors	73

Portfolio Managers	74

Section 4 Shareholder Information

Pricing of Fund Shares	78

Choosing a Share Class	78

Determining Your Share Price	80

Purchasing Fund Shares	83

Redeeming Fund Shares	84

Exchanging Fund Shares	86

Additional Information on Purchasing, Redeeming, and Exchanging Fund Shares	86

Dividends and Distributions	89

Taxes	89

Compensation Paid to Financial Intermediaries	90

Fund Service Providers	91

Staying Informed	91

Section 5 Financial Highlights	93

Section 1  Fund Summaries

Nuveen Equity Income Fund
(formerly First American Equity Income Fund)

Investment Objective
The investment objective of the fund is long-term growth of capital and income.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 80 of the prospectus and “Reducing Class A Sales Charges” on page 86 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fees	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Y

Management Fees	0.78%	0.78%	0.78%	0.78%	0.78%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses[2]	0.12%	0.12%	0.12%	0.12%	0.12%

Gross Annual Operating Expenses	1.15%	1.90%	1.90%	1.40%	0.90%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption

	A	B	C	R	Y	A	B	C	R	Y

1 Year	$661	$693	$193	$143	$92	$661	$193	$193	$143	$92
3 Years	$895	$897	$597	$443	$287	$895	$597	$597	$443	$287
5 Years	$1,148	$1,126	$1,026	$766	$498	$1,148	$1,026	$1,026	$766	$498
10 Years	$1,871	$2,027	$2,222	$1,680	$1,108	$1,871	$2,027	$2,222	$1,680	$1,108

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

 2
Section 1  Fund Summaries

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended October 31, 2009, the fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund’s advisor believes are characterized by the ability to pay above average dividends, the ability to finance expected growth, and strong management. The fund’s advisor will generally sell a security if the security is no longer expected to meet the advisor’s dividend or growth expectations or if a better alternative exists in the marketplace.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher-growth equity securities if the advisor believes they will help balance the portfolio. The fund’s equity securities include common stocks, convertible preferred stocks, and corporate debt securities that are convertible into common stocks. All such equity securities will provide current income at the time of purchase.

The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities’ conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the fund’s total assets may be invested in equity securities of emerging market issuers. A country is considered to be an “emerging market” if it is defined as such by Morgan Stanley Capital International Inc.

The fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The fund may use these derivatives to manage market or business risk, enhance the fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Active Management Risk—Because the fund is actively managed, the fund could underperform other mutual funds with similar investment objectives.

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Emerging Markets Risk—Investments in emerging markets are subject to special political, economic, and market risks that can make the fund’s emerging market investments more volatile and less liquid than investments in developed markets.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Section 1  Fund Summaries  3

International Investing Risk—International investing involves risks not typically associated with U.S. investing. These risks include currency risk, foreign securities market risk, foreign tax risk, information risk, investment restriction risk, and political and economic risks.

Non-Investment Grade Securities Risk—Non-investment grade securities, commonly called “high-yield” securities or “junk bonds,” generally are less liquid, have more volatile prices, and carry more risk to principal than investment grade securities.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 5.71%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 16.68% and −17.11%, respectively, for the quarters ended June 30, 2003 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

 4
Section 1  Fund Summaries

		Average Annual Total Returns
		for the Periods Ended December 31, 2009
					Since
	Inception				Inception
	Date	1 Year	5 Years	10 Years	(Class R)

Class Returns Before Taxes:
Class A	12/18/92	17.23%	1.14%	2.49%	N/A
Class B	8/15/94	18.13%	1.20%	2.31%	N/A
Class C	2/1/99	22.09%	1.51%	2.30%	N/A
Class R	9/24/01	23.60%	2.00%	N/A	3.97%
Class Y	8/2/94	24.36%	2.54%	3.33%	N/A

Class A Return After Taxes:
On Distributions		16.70%	0.30%	1.31%	N/A
On Distributions and Sale of Fund Shares		11.77%	1.00%	1.80%	N/A

Custom Benchmark—Standard & Poor’s 500 Dividend Only Stocks[1] (reflects no deduction for fees, expenses, or taxes)		21.23%	0.19%	0.69%	3.14%

Standard & Poor’s 500 Index[2] (reflects no deduction for fees, expenses, or taxes)		26.46%	0.42%	(0.95)%	3.26%

1	The Standard & Poor’s 500 Dividend Only Stocks custom benchmark is composed of companies in the Standard & Poor’s 500 Index that have an indicated annual dividend.

2	An unmanaged market-capitalization weighted index based on the average weighted performance of 500 widely held large-cap common stocks.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio manager of fund since:

Cori B. Johnson, CFA	Senior Vice President	August 1994
Gerald C. Bren, CFA	Senior Vice President	August 1994

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Section 1  Fund Summaries  5

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

 6
Section 1  Fund Summaries

Nuveen Large Cap Growth Opportunities Fund
(formerly First American Large Cap Growth Opportunities Fund)

Investment Objective
The investment objective of the fund is long-term growth of capital.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 80 of the prospectus and “Reducing Class A Sales Charges” on page 86 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fees	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Y

Management Fees[2]	0.83%	0.83%	0.83%	0.83%	0.83%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses[3]	0.16%	0.16%	0.16%	0.16%	0.16%

Gross Annual Operating Expenses	1.24%	1.99%	1.99%	1.49%	0.99%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption

	A	B	C	R	Y	A	B	C	R	Y

1 Year	$669	$702	$202	$152	$101	$669	$202	$202	$152	$101
3 Years	$922	$924	$624	$471	$315	$922	$624	$624	$471	$315
5 Years	$1,194	$1,173	$1,073	$813	$547	$1,194	$1,073	$1,073	$813	$547
10 Years	$1,967	$2,123	$2,317	$1,779	$1,213	$1,967	$2,123	$2,317	$1,779	$1,213

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	The fund’s advisor has agreed to reimburse management fees across all share classes through December 31, 2012, to the extent necessary to maintain Class Y share total annual operating expenses, not including any acquired fund fees and expenses, at 0.98% of average daily net assets, provided that in no event will the advisor be required to make any reimbursements that would result in an annualized net management fee of less than 0.80% of average daily net assets.

3	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

Section 1  Fund Summaries  7

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended October 31, 2009, the fund’s portfolio turnover rate was 112% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $261 million to $332.7 billion as of December 31, 2009, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

In selecting stocks, the fund’s advisor invests in companies that it believes exhibit the potential for superior growth based on factors such as above average growth in revenue and earnings, strong competitive position, strong management, and sound financial condition. The fund’s advisor will generally sell a stock if the stock hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the fund’s total assets may be invested in equity securities of emerging market issuers. A country is considered to be an “emerging market” if it is defined as such by Morgan Stanley Capital International Inc.

The fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The fund may use these derivatives to manage market or business risk, enhance the fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Active Management Risk—Because the fund is actively managed, the fund could underperform other mutual funds with similar investment objectives.

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Emerging Markets Risk—Investments in emerging markets are subject to special political, economic, and market risks that can make the fund’s emerging market investments more volatile and less liquid than investments in developed markets.

Growth Stock Risk—There is the risk that growth stocks may underperform other types of stocks and the market as a whole. In addition, growth stocks can be more volatile than other types of stocks.

International Investing Risk—International investing involves risks not typically associated with U.S. investing. These risks include currency risk, foreign securities market risk, foreign tax risk, information risk, investment restriction risk, and political and economic risks.

 8
Section 1  Fund Summaries

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class Y shares. The performance of the other share classes will differ due to their different expense structures.

Class Y Annual Total Return*

*	Class Y year-to-date total return as of September 30, 2010 was 8.47%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 13.78% and −21.06%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class Y shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

Section 1  Fund Summaries  9

		Average Annual Total Returns
		for the Periods Ended December 31, 2009[1]
					Since	Since
	Inception				Inception	Inception
	Date	1 Year	5 Years	10 Years	(Class C)	(Class R)

Class Returns Before Taxes:
Class A	1/9/95	26.10%	0.58%	(2.31)%	N/A	N/A
Class B	3/1/99	27.42%	0.60%	(2.49)%	N/A	N/A
Class C	9/24/01	31.38%	0.96%	N/A	2.04%	N/A
Class R	11/27/00	33.03%	1.46%	N/A	N/A	(2.06)%
Class Y	12/29/92	33.72%	1.98%	(1.50)%	N/A	N/A

Class Y Return After Taxes:
On Distributions		33.65%	1.62%	(1.96)%	N/A	N/A
On Distributions and Sale of Fund Shares		22.02%	1.70%	(1.32)%	N/A	N/A

Russell 1000 Growth Index[2] (reflects no deduction for fees, expenses, or taxes)		37.21%	1.63%	(3.99)%	3.02%	(2.71)%

1	Performance presented prior to 9/24/01 represents that of the Firstar Large Cap Core Equity Fund, a series of Firstar Funds, Inc., which merged into the fund on that date.

2	An unmanaged index that measures the performance of those companies in the Russell 1000® Index (a large-cap index) with higher price-to-book ratios and higher forecasted growth values.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Harold R. Goldstein	Senior Vice President	July 2002
Scott M. Mullinix, CFA	Senior Vice President	April 2006
James A. Diedrich, CFA	Senior Vice President	February 2006

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

 10
Section 1  Fund Summaries

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1  Fund Summaries  11

Nuveen Large Cap Select Fund

(formerly First American Large Cap Select Fund)

Investment Objective
The investment objective of the fund is capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 80 of the prospectus and “Reducing Class A Sales Charges” on page 86 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y

Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses[2]	0.25%	0.25%	0.25%	0.25%

Gross Annual Operating Expenses	1.25%	2.00%	1.50%	1.00%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption

	A	C	R	Y	A	C	R	Y

1 Year	$670	$203	$153	$102	$670	$203	$153	$102
3 Years	$925	$627	$474	$318	$925	$627	$474	$318
5 Years	$1,199	$1,078	$818	$552	$1,199	$1,078	$818	$552
10 Years	$1,978	$2,327	$1,791	$1,225	$1,978	$2,327	$1,791	$1,225

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended October 31, 2009, the fund’s portfolio turnover rate was 185% of the

 12
Section 1  Fund Summaries

average value of its portfolio. The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Standard & Poor’s 500 Index (the “S&P 500 Index”). The S&P 500 Index is a market value weighted index consisting of 500 stocks chosen for market size, liquidity, sector representation and other factors. The index tracks the performance of the large cap U.S. equity market. While the market capitalizations of companies in the S&P 500 Index ranged from approximately $1.1 billion to $323.7 billion as of December 31, 2009, the advisor typically invests in common stocks of companies that have market capitalizations of at least $3 billion at the time of purchase.

The advisor will select companies based on a combination of value and growth objectives, seeking companies that meet at least two of the following criteria:

•	Attractively valued relative to other companies in the same industry or market.
•	Strong or improving cash flows, revenue and earnings growth, or other fundamentals.
•	Strong competitive position.
•	An identifiable catalyst that could increase the value of the company’s stock over the next one or two years.

The fund’s advisor will generally sell a stock if the stock hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the fund’s total assets may be invested in equity securities of emerging market issuers. A country is considered to be an “emerging market” if it is defined as such by Morgan Stanley Capital International Inc.

The fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The fund may use these derivatives to manage market or business risk, enhance the fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Active Management Risk—Because the fund is actively managed, the fund could underperform other mutual funds with similar investment objectives.

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Emerging Markets Risk—Investments in emerging markets are subject to special political, economic, and market risks that can make the fund’s emerging market investments more volatile and less liquid than investments in developed markets.

International Investing Risk—International investing involves risks not typically associated with U.S. investing. These risks include currency risk, foreign securities market risk, foreign tax risk, information risk, investment restriction risk, and political and economic risks.

Section 1  Fund Summaries  13

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

* Class A year-to-date total return as of September 30, 2010 was 4.59%.

During the six-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 17.42% and −23.26%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

 14
Section 1  Fund Summaries

		Average Annual Total Returns
		for the Periods Ended December 31, 2009
	Inception				Since
	Date	1 Year	5 Years		Inception

Class Returns Before Taxes:
Class A	1/31/03	24.56%	(1	.36)%	3.96%
Class C	1/31/03	29.72%	(1	.03)%	3.98%
Class R	1/31/03	31.56%	(0	.46)%	4.58%
Class Y	1/31/03	32.20%	0.05%		5.09%

Class A Return After Taxes:
On Distributions		24.47%	(2	.40)%	3.05%
On Distributions and Sale of Fund Shares		16.09%	(1	.43)%	3.15%

Standard & Poor’s 500 Index[1] (reflects no deduction for fees, expenses, or taxes)		26.46%	0.42%		6.00%

1	An unmanaged market-capitalization weighted index based on the average weighted performance of 500 widely held large-cap common stocks.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio manager of fund since:

David A. Chalupnik, CFA	Managing Director	January 2003
Anthony R. Burger, CFA	Senior Vice President	October 2004

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1  Fund Summaries  15

Nuveen Large Cap Value Fund

(formerly First American Large Cap Value Fund)

Investment Objective
The investment objective of the fund is capital appreciation. Current income is a secondary objective of the fund.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 80 of the prospectus and “Reducing Class A Sales Charges” on page 86 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fees	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Y

Management Fees	0.74%	0.74%	0.74%	0.74%	0.74%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses[2]	0.22%	0.22%	0.22%	0.22%	0.22%

Gross Annual Operating Expenses	1.21%	1.96%	1.96%	1.46%	0.96%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption

	A	B	C	R	Y	A	B	C	R	Y

1 Year	$667	$699	$199	$149	$98	$667	$199	$199	$149	$98
3 Years	$913	$915	$615	$462	$306	$913	$615	$615	$462	$306
5 Years	$1,178	$1,157	$1,057	$797	$531	$1,178	$1,057	$1,057	$797	$531
10 Years	$1,935	$2,091	$2,285	$1,746	$1,178	$1,935	$2,091	$2,285	$1,746	$1,178

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

 16
Section 1  Fund Summaries

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended October 31, 2009, the fund’s portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $261 million to $332.7 billion as of December 31, 2009, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

In selecting stocks, the fund’s advisor invests in companies that it believes are undervalued relative to other companies in the same industry or market, exhibit good or improving fundamentals, and exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years. The fund’s advisor will generally sell a stock if the stock hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the fund’s total assets may be invested in equity securities of emerging market issuers. A country is considered to be an “emerging market” if it is defined as such by Morgan Stanley Capital International Inc.

The fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The fund may use these derivatives to manage market or business risk, enhance the fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Active Management Risk—Because the fund is actively managed, the fund could underperform other mutual funds with similar investment objectives.

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Emerging Markets Risk —Investments in emerging markets are subject to special political, economic, and market risks that can make the fund’s emerging market investments more volatile and less liquid than investments in developed markets.

International Investing Risk—International investing involves risks not typically associated with U.S. investing. These risks include currency risk, foreign securities market risk, foreign tax risk, information risk, investment restriction risk, and political and economic risks.

Value Stock Risk—There is a risk that value stocks may underperform other types of stocks and the market as a whole. Value stocks can continue to be undervalued by the market for long periods of time.

Section 1  Fund Summaries  17

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was (0.43)%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 15.62% and −19.74%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

 18
Section 1  Fund Summaries

		Average Annual Total Returns
		for the Periods Ended December 31, 2009
						Since
	Inception					Inception
	Date	1 Year	5 Years		10 Years	(Class R)

Class Returns Before Taxes:
Class A	12/22/87	11.26%	(1	.16)%	(0.24)%	N/A
Class B	8/15/94	11.90%	(1	.09)%	(0.42)%	N/A
Class C	2/1/99	15.87%	(0	.79)%	(0.42)%	N/A
Class R	9/24/01	17.50%	(0	.30)%	N/A	2.83%
Class Y	2/4/94	18.05%	0.20%		0.58%	N/A

Class A Return After Taxes:
On Distributions		11.06%	(2	.27)%	(1.12)%	N/A
On Distributions and Sale of Fund Shares		7.60%	(1	.05)%	(0.36)%	N/A

Russell 1000 Value Index[1] (reflects no deduction for fees, expenses, or taxes)		19.69%	(0	.25)%	2.47%	4.29%

1	An unmanaged index that measures the performance of those companies in the Russell 1000 Index (a large-cap index) with lower price-to-book ratios and lower forecasted growth values.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Brent D. Mellum, CFA	Senior Vice President	April 2004
Kevin V. Earley, CFA	Senior Vice President	September 2000

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1  Fund Summaries  19

Nuveen Mid Cap Growth Opportunities Fund
(formerly First American Mid Cap Growth Opportunities Fund)

Investment Objective
The investment objective of the fund is capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 80 of the prospectus and “Reducing Class A Sales Charges” on page 86 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fees	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Y

Management Fees[2]	0.87%	0.87%	0.87%	0.87%	0.87%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses[3]	0.17%	0.17%	0.17%	0.17%	0.17%

Gross Annual Operating Expenses	1.29%	2.04%	2.04%	1.54%	1.04%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption

	A	B	C	R	Y	A	B	C	R	Y

1 Year	$674	$707	$207	$157	$106	$674	$207	$207	$157	$106
3 Years	$936	$940	$640	$486	$331	$936	$640	$640	$486	$331
5 Years	$1,219	$1,198	$1,098	$839	$574	$1,219	$1,098	$1,098	$839	$574
10 Years	$2,021	$2,176	$2,369	$1,834	$1,271	$2,021	$2,176	$2,369	$1,834	$1,271

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	The fund’s advisor has agreed to reimburse management fees across all share classes through December 31, 2012, to the extent necessary to maintain Class Y share total annual operating expenses, not including any acquired fund fees and expenses, at 0.99% of average daily net assets, provided that in no event will the advisor be required to make any reimbursements that would result in an annualized net management fee of less than 0.84% of average daily net assets.

3	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

 20
Section 1  Fund Summaries

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended October 31, 2009, the fund’s portfolio turnover rate was 123% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of December 31, 2009, market capitalizations of companies in the Russell Midcap Index ranged from approximately $261 million to $15.5 billion.

In selecting stocks, the fund’s advisor invests in companies that it believes exhibit the potential for superior growth based on factors such as above average growth in revenue and earnings, strong competitive position, strong management, and sound financial condition. The fund’s advisor will generally sell a stock if the stock hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the fund’s total assets may be invested in equity securities of emerging market issuers. A country is considered to be an “emerging market” if it is defined as such by Morgan Stanley Capital International Inc.

The fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The fund may use these derivatives to manage market or business risk, enhance the fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Active Management Risk—Because the fund is actively managed, the fund could underperform other mutual funds with similar investment objectives.

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Emerging Markets Risk —Investments in emerging markets are subject to special political, economic, and market risks that can make the fund’s emerging market investments more volatile and less liquid than investments in developed markets.

Growth Stock Risk—There is the risk that growth stocks may underperform other types of stocks and the market as a whole. In addition, growth stocks can be more volatile than other types of stocks.

Initial Public Offering (IPO) Risk—Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Section 1  Fund Summaries  21

International Investing Risk—International investing involves risks not typically associated with U.S. investing. These risks include currency risk, foreign securities market risk, foreign tax risk, information risk, investment restriction risk, and political and economic risks.

Mid-Cap Stock Risk—Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class Y shares. The performance of the other share classes will differ due to their different expense structures.

Class Y Annual Total Return*

*	Class Y year-to-date total return as of September 30, 2010 was 11.16%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 18.55% and −25.37%, respectively, for the quarters ended December 31, 2001 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the different time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class Y shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

 22
Section 1  Fund Summaries

		Average Annual Total Returns[1]
		for the Periods Ended December 31, 2009
					Since	Since
	Inception				Inception	Inception
	Date	1 Year	5 Years	10 Years	(Class C)	(Class R)

Class Returns Before Taxes:
Class A	1/9/95	37.43%	1.33%	5.82%	N/A	N/A
Class B	3/1/99	39.32%	1.42%	5.61%	N/A	N/A
Class C	9/24/01	43.36%	1.72%	N/A	7.23%	N/A
Class R	12/11/00	45.07%	2.23%	N/A	N/A	4.02%
Class Y	12/28/89	45.80%	2.74%	6.69%	N/A	N/A

Class Y Return After Taxes:
On Distributions		45.80%	1.72%	4.59%	N/A	N/A
On Distributions and Sale of Fund Shares		29.77%	2.26%	4.89%	N/A	N/A

Russell Midcap Growth Index[2] (reflects no deduction for fees, expenses, or taxes)		46.29%	2.40%	(0.52)%	6.88%	(0.69)%

1	Performance presented prior to 9/24/01 represents that of the Firstar Mid Cap Core Equity Fund, a series of Firstar Funds, Inc., which merged into the fund on that date.

2	An unmanaged index that measures the performance of those companies in the Russell Midcap Index (a large-cap index) with higher price-to-book ratios and higher forecasted growth values.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

James A. Diedrich, CFA	Senior Vice President	February 2006
Harold R. Goldstein	Senior Vice President	September 2005
Scott M. Mullinix, CFA	Senior Vice President	April 2006

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Section 1  Fund Summaries  23

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

 24
Section 1  Fund Summaries

Nuveen Mid Cap Select Fund

(formerly First American Mid Cap Select Fund)

Investment Objective
The investment objective of the fund is long-term growth of capital.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 80 of the prospectus and “Reducing Class A Sales Charges” on page 86 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Y

Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses[2]	0.85%	0.85%	0.85%	0.85%

Gross Annual Operating Expenses	2.00%	2.75%	2.75%	1.75%
Less Expense Reimbursement	(0.59)%	(0.59)%	(0.59)%	(0.59)%

Net Annual Operating Expenses[3]	1.41%	2.16%	2.16%	1.16%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption

	A	B	C	Y	A	B	C	Y

1 Year	$686	$719	$219	$118	$686	$219	$219	$118
3 Years	$1,089	$1,097	$797	$494	$1,089	$797	$797	$494
5 Years	$1,517	$1,502	$1,402	$894	$1,517	$1,402	$1,402	$894
10 Years	$2,704	$2,857	$3,037	$2,014	$2,704	$2,857	$3,037	$2,014

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees and the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator.

Section 1  Fund Summaries  25

3	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012, so that total annual fund operating expenses, after waivers and excluding any acquired fund fees and expenses, do not exceed 1.41%, 2.16%, 2.16%, and 1.16%, respectively, for Class A, Class B, Class C, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended October 31, 2009, the fund’s portfolio turnover rate was 186% of the average value of its portfolio. The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined by the advisor for this purpose as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). The market capitalizations of companies in the Russell Midcap Index ranged from approximately $261 million to $15.5 billion as of December 31, 2009.

In selecting stocks, the fund’s advisor invests in companies that it believes meet one or more of the following criteria:

•	Attractively valued relative to other companies in the same industry or market.
•	Strong or improving cash flows, revenue and earnings growth, or other fundamentals.
•	Strong competitive position.
•	An identifiable catalyst that could increase the value of the company’s stock over the next one or two years.

The fund’s advisor will generally sell a stock if the stock hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the fund’s total assets may be invested in equity securities of emerging market issuers. A country is considered to be an “emerging market” if it is defined as such by Morgan Stanley Capital International Inc.

The fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The fund may use these derivatives to manage market or business risk, enhance the fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Active Management Risk—Because the fund is actively managed, the fund could underperform other mutual funds with similar investment objectives.

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Emerging Markets Risk—Investments in emerging markets are subject to special political, economic, and market risks that can make the fund’s emerging market investments more volatile and less liquid than investments in developed markets.

 26
Section 1  Fund Summaries

International Investing Risk—International investing involves risks not typically associated with U.S. investing. These risks include currency risk, foreign securities market risk, foreign tax risk, information risk, investment restriction risk, and political and economic risks.

Mid-Cap Stock Risk—Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the return would be less than those shown.

Class A Annual Total Return*

* Class A year-to-date total return as of September 30, 2010 was 7.30%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 44.03% and −48.79%, respectively, for the quarters ended December 31, 2001 and March 31, 2001.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Performance for periods prior to May 4, 2009 reflects the fund’s operation using different investment strategies than are currently in place. Effective October 3, 2005, the fund’s principal investment strategy was changed from investing primarily in technology stocks to investing primarily in common stocks of small- and mid-capitalization companies, and the fund’s name changed from Technology Fund to Small-Mid Cap Core Fund. Thereafter, effective May 4, 2009, the fund’s principal investment strategy was changed from investing primarily in common stocks of small- and mid-capitalization companies to investing primarily in common stocks of mid-capitalization companies, and the fund’s name changed from Small-Mid Cap Core Fund to Mid Cap Select Fund.

Section 1  Fund Summaries  27

		Average Annual Total Returns
		for the Periods Ended December 31, 2009
						Since
	Inception					Inception
	Date	1 Year	5 Years		10 Years	(Class C)

Class Returns Before Taxes:
Class A	4/4/94	19.41%	(1	.56)%	(14.55)%	N/A
Class B	8/15/94	20.53%	(1	.61)%	(14.73)%	N/A
Class C	2/1/00	24.48%	(1	.19)%	N/A	(15.25)%
Class Y	4/4/94	26.69%	(0	.20)%	(13.84)%	N/A

Class A Return After Taxes:
On Distributions		19.36%	(1	.57)%	(15.00)%	N/A
On Distributions and Sale of Fund Shares		12.68%	(1	.32)%	(10.38)%	N/A

Russell 2500 Index[1] (reflects no deduction for fees, expenses, or taxes)		34.39%	1.58%		4.91%	5.02%
Russell Midcap Index[2] (reflects no deduction for fees, expenses, or taxes)		40.48%	2.43%		4.98%	5.23%

1	An unmanaged small- and mid-cap index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

2	Previously, the fund used the Russell 2500 Index as a benchmark. Going forward, the fund’s performance will be compared to the Russell Midcap Index because it more closely reflects the fund’s investment universe. The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Anthony R. Burger, CFA	Senior Vice President	May 2005
David A. Chalupnik, CFA	Managing Director	May 2005

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

 28
Section 1  Fund Summaries

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1  Fund Summaries  29

Nuveen Mid Cap Value Fund
(formerly First American Mid Cap Value Fund)

Investment Objective
The investment objective of the fund is capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 80 of the prospectus and “Reducing Class A Sales Charges” on page 86 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fees	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Y

Management Fees	0.89%	0.89%	0.89%	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses[2]	0.25%	0.25%	0.25%	0.25%	0.25%

Gross Annual Operating Expenses	1.39%	2.14%	2.14%	1.64%	1.14%
Less Expense Reimbursement	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%

Net Annual Operating Expenses[3]	1.34%	2.09%	2.09%	1.59%	1.09%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption

	A	B	C	R	Y	A	B	C	R	Y

1 Year	$679	$712	$212	$162	$111	$679	$212	$212	$162	$111
3 Years	$961	$965	$665	$512	$357	$961	$665	$665	$512	$357
5 Years	$1,264	$1,245	$1,145	$887	$623	$1,264	$1,145	$1,145	$887	$623
10 Years	$2,123	$2,278	$2,468	$1,939	$1,382	$2,123	$2,278	$2,468	$1,939	$1,382

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

3	The fund’s advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012, so that total annual fund operating expenses, after waivers and excluding any acquired fund fees and expenses, do not exceed 1.34%, 2.09%, 2.09%, 1.59%, and 1.09%, respectively, for Class A, Class B, Class C, Class R, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

 30
Section 1  Fund Summaries

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended October 31, 2009, the fund’s portfolio turnover rate was 106% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of December 31, 2009, market capitalizations of companies in the Russell Midcap Index ranged from approximately $261 million to $15.5 billion.

In selecting stocks, the fund’s advisor invests in companies that it believes are undervalued relative to other companies in the same industry or market, exhibit good or improving fundamentals, and exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years. The fund’s advisor will generally sell a stock if the stock hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the fund’s total assets may be invested in equity securities of emerging market issuers. A country is considered to be an “emerging market” if it is defined as such by Morgan Stanley Capital International Inc.

The fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The fund may use these derivatives to manage market or business risk, enhance the fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Active Management Risk—Because the fund is actively managed, the fund could underperform other mutual funds with similar investment objectives.

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Emerging Markets Risk—Investments in emerging markets are subject to special political, economic, and market risks that can make the fund’s emerging market investments more volatile and less liquid than investments in developed markets.

International Investing Risk—International investing involves risks not typically associated with U.S. investing. These risks include currency risk, foreign securities market risk, foreign tax risk, information risk, investment restriction risk, and political and economic risks.

Mid-Cap Stock Risk—Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Value Stock Risk—There is a risk that value stocks may underperform other types of stocks and the market as a whole. Value stocks can continue to be undervalued by the market for long periods of time.

Section 1  Fund Summaries  31

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 7.43%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 18.57% and −20.88%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

 32
Section 1  Fund Summaries

		Average Annual Total Returns
		for the Periods Ended December 31, 2009
						Since
	Inception					Inception
	Date	1 Year	5 Years		10 Years	(Class R)

Class Returns Before Taxes:
Class A	12/22/87	21.47%	0.75%		6.40%	N/A
Class B	8/15/94	22.63%	0.80%		6.22%	N/A
Class C	2/1/99	26.61%	1.13%		6.22%	N/A
Class R	9/24/01	28.23%	1.64%		N/A	7.93%
Class Y	2/4/94	28.92%	2.15%		7.27%	N/A

Class A Return After Taxes:
On Distributions		21.29%	(0	.06)%	5.87%	N/A
On Distributions and Sale of Fund Shares		14.20%	0.55%		5.52%	N/A

Russell Midcap Value Index[1] (reflects no deduction for fees, expenses, or taxes)		34.21%	1.98%		7.57%	8.57%

1	An unmanaged index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Kevin V. Earley, CFA	Senior Vice President	October 1999
Brent D. Mellum, CFA	Senior Vice President	October 1999

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1  Fund Summaries  33

Nuveen Small Cap Growth Opportunities Fund
(formerly First American Small Cap Growth Opportunities Fund)

Investment Objective
The investment objective of the fund is growth of capital.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 80 of the prospectus and “Reducing Class A Sales Charges” on page 86 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fees	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Y

Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses[2]	0.51%	0.51%	0.51%	0.51%	0.51%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%

Gross Annual Operating Expenses	1.77%	2.52%	2.52%	2.02%	1.52%
Less Expense Reimbursement	(0.29)%	(0.29)%	(0.29)%	(0.29)%	(0.29)%

Net Annual Operating Expenses[3]	1.48%	2.23%	2.23%	1.73%	1.23%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption

	A	B	C	R	Y	A	B	C	R	Y

1 Year	$692	$726	$226	$176	$125	$692	$226	$226	$176	$125
3 Years	$1,050	$1,057	$757	$606	$452	$1,050	$757	$757	$606	$452
5 Years	$1,431	$1,415	$1,315	$1,061	$802	$1,431	$1,315	$1,315	$1,061	$802
10 Years	$2,497	$2,650	$2,834	$2,325	$1,788	$2,497	$2,650	$2,834	$2,325	$1,788

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

3	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012, so that total annual fund operating expenses, after waivers and excluding any acquired fund fees and expenses, do not exceed 1.47%, 2.22%, 2.22%, 1.72%, and 1.22%, respectively, for

 34
Section 1  Fund Summaries

Class A, Class B, Class C, Class R, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended October 31, 2009, the fund’s portfolio turnover rate was 169% of the average value of its portfolio. The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 2009, market capitalizations of companies in the Russell 2000 Index ranged from approximately $20 million to $5.6 billion.

In selecting stocks, the fund’s advisor invests in companies that it believes exhibit the potential for superior growth based on factors such as above average growth in revenue and earnings, strong competitive position, strong management, and sound financial condition. The fund’s advisor will generally sell a stock if the stock hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the fund’s total assets may be invested in equity securities of emerging market issuers. A country is considered to be an “emerging market” if it is defined as such by Morgan Stanley Capital International Inc.

The fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The fund may use these derivatives to manage market or business risk, enhance the fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Active Management Risk—Because the fund is actively managed, the fund could underperform other mutual funds with similar investment objectives.

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Emerging Markets Risk—Investments in emerging markets are subject to special political, economic, and market risks that can make the fund’s emerging market investments more volatile and less liquid than investments in developed markets.

Growth Stock Risk—There is the risk that growth stocks may underperform other types of stocks and the market as a whole. In addition, growth stocks can be more volatile than other types of stocks.

Section 1  Fund Summaries  35

Initial Public Offering (IPO) Risk—Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

International Investing Risk—International investing involves risks not typically associated with U.S. investing. These risks include currency risk, foreign securities market risk, foreign tax risk, information risk, investment restriction risk, and political and economic risks.

Small-Cap Stock Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may difficult to sell small-cap stocks at the desired time and price.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 9.87%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 34.12% and −28.23%, respectively, for the quarters ended March 31, 2000 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

 36
Section 1  Fund Summaries

		Average Annual Total Returns
		for the Periods Ended December 31, 2009[1]
						Since	Since
	Inception					Inception	Inception
	Date	1 Year	5 Years		10 Years	(Class C)	(Class R)

Class Returns Before Taxes:
Class A	8/1/95	41.20%	(0	.08)%	3.31%	N/A	N/A
Class B	3/1/99	43.22%	0.02%		3.12%	N/A	N/A
Class C	9/24/01	47.25%	0.30%		N/A	5.38%	N/A
Class R	12/11/00	49.13%	0.84%		N/A	N/A	3.14%
Class Y	8/1/95	49.75%	1.30%		4.15%	N/A	N/A

Class A Return After Taxes:
On Distributions		41.20%	(2	.15)%	0.73%	N/A	N/A
On Distributions and Sale of Fund Shares		26.78%	(1	.09)%	1.43%	N/A	N/A

Russell 2000 Growth Index[2] (reflects no deduction for fees, expenses, or taxes)		34.47%	0.87%		(1.37)%	5.78%	0.59%

1	On 12/12/02, the fund changed its main investment strategy to invest primarily in securities of companies with market capitalizations within the range of companies in the Russell 2000 Index. Previously, the fund invested primarily in companies with market capitalizations of below $500 million at the time of purchase. Performance presented prior to 9/24/01 represents that of the Firstar MicroCap Fund, a series of Firstar Funds, Inc., which merged into the fund on that date.

2	An unmanaged index that measures the performance of those companies in the Russell 2000 Index (a small-cap index) with higher price-to-book ratios and higher forecasted growth values.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Robert S. McDougall, CFA	Senior Vice President	May 2004
Jon A. Loth, CFA	Vice President	October 2007

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Section 1  Fund Summaries  37

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

 38
Section 1  Fund Summaries

Nuveen Small Cap Select Fund
(formerly First American Small Cap Select Fund)

Investment Objective
The investment objective of the fund is capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 80 of the prospectus and “Reducing Class A Sales Charges” on page 86 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fees	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Y

Management Fees[2]	0.88%	0.88%	0.88%	0.88%	0.88%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses[3]	0.21%	0.21%	0.21%	0.21%	0.21%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%

Gross Annual Operating Expenses	1.35%	2.10%	2.10%	1.60%	1.10%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption

	A	B	C	R	Y	A	B	C	R	Y

1 Year	$680	$713	$213	$163	$112	$680	$213	$213	$163	$112
3 Years	$954	$958	$658	$505	$350	$954	$658	$658	$505	$350
5 Years	$1,249	$1,229	$1,129	$871	$606	$1,249	$1,129	$1,129	$871	$606
10 Years	$2,085	$2,240	$2,431	$1,900	$1,340	$2,085	$2,240	$2,431	$1,900	$1,340

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	The fund’s advisor has agreed to reimburse management fees across all share classes through December 31, 2012, to the extent necessary to maintain Class Y share total annual operating expenses, not including any acquired fund fees and expenses, at 1.00% of average daily net assets, provided that in no event will the advisor be required to make any reimbursements that would result in an annualized net management fee of less than 0.80% of average daily net assets.

3	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

Section 1  Fund Summaries  39

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended October 31, 2009, the fund’s portfolio turnover rate was 99% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 2009, market capitalizations of companies in the Russell 2000 Index ranged from approximately $20 million to $5.6 billion.

In selecting stocks, the fund’s advisor invests in companies that it believes meet one or more of the following criteria:

•	Attractively valued relative to other companies in the same industry or market.
•	Strong or improving cash flows, revenue and earnings growth, or other fundamentals.
•	Strong competitive position.
•	Strong management teams.
•	An identifiable catalyst that could increase the value of the company’s stock over the next one or two years.

The fund’s advisor will generally sell a stock if the stock hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the fund’s total assets may be invested in equity securities of emerging market issuers. A country is considered to be an “emerging market” if it is defined as such by Morgan Stanley Capital International Inc.

The fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The fund may use these derivatives to manage market or business risk, enhance the fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Active Management Risk—Because the fund is actively managed, the fund could underperform other mutual funds with similar investment objectives.

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Emerging Markets Risk—Investments in emerging markets are subject to special political, economic, and market risks that can make the fund’s emerging market investments more volatile and less liquid than investments in developed markets.

Initial Public Offering (IPO) Risk—Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

 40
Section 1  Fund Summaries

International Investing Risk— International investing involves risks not typically associated with U.S. investing. These risks include currency risk, foreign securities market risk, foreign tax risk, information risk, investment restriction risk, and political and economic risks.

Small-Cap Stock Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may difficult to sell small-cap stocks at the desired time and price.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 3.45%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 27.35% and −23.21%, respectively, for the quarters ended December 31, 2001 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

Section 1  Fund Summaries  41

		Average Annual Total Returns
		for the Periods Ended December 31, 2009[1]
						Since
	Inception					Inception
	Date	1 Year	5 Years		10 Years	(Class C)

Class Returns Before Taxes:
Class A	5/6/92	30.02%	0.83%		6.67%	N/A
Class B	3/6/95	31.52%	0.98%		6.49%	N/A
Class C	9/24/01	35.39%	1.21%		N/A	7.67%
Class R	1/3/94	37.16%	1.72%		7.15%	N/A
Class Y	5/6/92	37.82%	2.21%		7.55%	N/A

Class A Return After Taxes:
On Distributions		30.02%	(0	.86)%	4.46%	N/A
On Distributions and Sale of Fund Shares		19.52%	0.30%		4.97%	N/A

Russell 2000 Index[2] (reflects no deduction for fees, expenses, or taxes)		27.17%	0.51%		3.51%	7.15%

1	Performance prior to 9/24/01 represents that of the Firstar Small Cap Core Equity Fund, a series of Firstar Funds, Inc., which merged into the fund on that date. The Firstar Small Cap Core Equity Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

2	An unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Allen D. Steinkopf, CFA	Senior Vice President	July 2004
Mark A. Traster, CFA	Vice President	December 2008

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

 42
Section 1  Fund Summaries

Nuveen Small Cap Value Fund
(formerly First American Small Cap Value Fund)

Investment Objective
The investment objective of the fund is capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 80 of the prospectus and “Reducing Class A Sales Charges” on page 86 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y

Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses[2]	0.58%	0.58%	0.58%	0.58%
Acquired Fund Fees and Expenses	0.11%	0.11%	0.11%	0.11%

Gross Annual Operating Expenses	1.84%	2.59%	2.09%	1.59%
Less Expense Reimbursement	(0.23)%	(0.23)%	(0.23)%	(0.23)%

Net Annual Operating Expenses[3]	1.61%	2.36%	1.86%	1.36%

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

3	The fund’s advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012, so that total annual fund operating expenses, after waivers and excluding any acquired fund fees and expenses, do not exceed 1.50%, 2.25%, 1.75%, and 1.25%, respectively, for Class A, Class C, Class R, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption

	A	C	R	Y	A	C	R	Y

1 Year	$705	$239	$189	$138	$705	$239	$189	$138
3 Years	$1,076	$784	$633	$479	$1,076	$784	$633	$479
5 Years	$1,471	$1,355	$1,103	$844	$1,471	$1,355	$1,103	$844
10 Years	$2,572	$2,908	$2,403	$1,870	$2,572	$2,908	$2,403	$1,870

Section 1  Fund Summaries  43

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended October 31, 2009, the fund’s portfolio turnover rate was 73% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 2009, market capitalizations of companies in the Russell 2000 Index ranged from approximately $20 million to $5.6 billion.

In selecting stocks, the fund’s advisor invests in companies that it believes meet at least two of the following criteria:

•	Undervalued relative to other companies in the same industry or market.
•	Good or improving fundamentals.
•	An identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

The fund’s advisor will generally sell a stock if the stock hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the fund’s total assets may be invested in equity securities of emerging market issuers. A country is considered to be an “emerging market” if it is defined as such by Morgan Stanley Capital International Inc.

The fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The fund may use these derivatives to manage market or business risk, enhance the fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Active Management Risk—Because the fund is actively managed, the fund could underperform other mutual funds with similar investment objectives.

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Emerging Markets Risk—Investments in emerging markets are subject to special political, economic, and market risks that can make the fund’s emerging market investments more volatile and less liquid than investments in developed markets.

International Investing Risk—International investing involves risks not typically associated with U.S. investing. These risks include currency risk, foreign securities market risk, foreign tax risk, information risk, investment restriction risk, and political and economic risks.

 44
Section 1  Fund Summaries

Small-Cap Stock Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may difficult to sell small-cap stocks at the desired time and price.

Value Stock Risk—There is a risk that value stocks may underperform other types of stocks and the market as a whole. Value stocks can continue to be undervalued by the market for long periods of time.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 7.11%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 19.27% and −22.12%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Section 1  Fund Summaries  45

Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

		Average Annual Total Returns
		for the Periods Ended December 31, 2009
						Since
	Inception					Inception
	Date	1 Year	5 Years		10 Years	(Class R)

Class Returns Before Taxes:
Class A	1/1/88	11.82%	(1	.51)%	5.51%	N/A
Class C	2/1/99	16.60%	(1	.11)%	5.32%	N/A
Class R	9/24/01	18.09%	(0	.60)%	N/A	6.80%
Class Y	1/1/88	18.68%	(0	.12)%	6.37%	N/A

Class A Return After Taxes:
On Distributions		11.78%	(3	.45)%	3.28%	N/A
On Distributions and Sale of Fund Shares		7.74%	(1	.47)%	4.16%	N/A

Russell 2000 Value Index[1] (reflects no deduction for fees, expenses, or taxes)		20.58%	(0	.01)%	8.27%	8.16%

1	An unmanaged index that measures the performance of those companies in the Russell 2000 Index (a small-cap index) with lower price-to-book ratios and lower forecasted growth values.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Manager

	Title	Portfolio Manager of Fund Since:

Karen L. Bowie, CFA	Senior Vice President	July 2005

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

 46
Section 1  Fund Summaries

Nuveen Real Estate Securities Fund
(formerly First American Real Estate Securities Fund)

Investment Objective
The investment objective of the fund is to provide above average current income and long-term capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 80 of the prospectus and “Reducing Class A Sales Charges” on page 86 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fees	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Y

Management Fees[2]	0.86%	0.86%	0.86%	0.86%	0.86%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses[3]	0.18%	0.18%	0.18%	0.18%	0.18%

Gross Annual Operating Expenses	1.29%	2.04%	2.04%	1.54%	1.04%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption

	A	B	C	R	Y	A	B	C	R	Y

1 Year	$674	$707	$207	$157	$106	$674	$207	$207	$157	$106
3 Years	$936	$940	$640	$486	$331	$936	$640	$640	$486	$331
5 Years	$1,219	$1,198	$1,098	$839	$574	$1,219	$1,098	$1,098	$839	$574
10 Years	$2,021	$2,176	$2,369	$1,834	$1,271	$2,021	$2,176	$2,369	$1,834	$1,271

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	The fund’s advisor has agreed to reimburse management fees across all share classes through December 31, 2012, to the extent necessary to maintain Class Y share total annual operating expenses, not including any acquired fund fees and expenses, at 0.99% of average daily net assets, provided that in no event will the advisor be required to make any reimbursements that would result in an annualized net management fee of less than 0.81% of average daily net assets.

3	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

Section 1  Fund Summaries  47

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended October 31, 2009, the fund’s portfolio turnover rate was 117% of the average value of its portfolio. The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate.

The fund’s advisor will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet. The advisor will generally sell a stock if the stock hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

A majority of the fund’s total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types:

•	Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.
•	Mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.
•	Hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the fund’s total assets may be invested in equity securities of emerging market issuers. A country is considered to be an “emerging market” if it is defined as such by Morgan Stanley Capital International Inc.

The fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The fund may use these derivatives to manage market or business risk, enhance the fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Active Management Risk—Because the fund is actively managed, the fund could underperform other mutual funds with similar investment objectives.

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

 48
Section 1  Fund Summaries

Emerging Markets Risk—Investments in emerging markets are subject to special political, economic, and market risks that can make the fund’s emerging market investments more volatile and less liquid than investments in developed markets.

International Investing Risk—International investing involves risks not typically associated with U.S. investing. These risks include currency risk, foreign securities market risk, foreign tax risk, information risk, investment restriction risk, and political and economic risks.

Non-Diversification Risk—As a non-diversified fund, the fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

Real Estate Investment Trust Risk—The value of a REIT can be hurt by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of the REIT.

Real Estate Sector Risk—The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class Y shares. The performance of the other share classes will differ due to their different expense structures.

Class Y Annual Total Returns*

*	Class Y year-to-date total return as of September 30, 2010 was 21.02%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 31.71% and −36.52%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class Y shares; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Section 1  Fund Summaries  49

Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

		Average Annual Total Returns
		for the Periods Ended December 31, 2009

					Since	Since
	Inception				Inception	Inception
	Date	1 Year	5 Years	10 Years	(Class C)	(Class R)

Class Returns Before Taxes:
Class A	9/29/95	23.02%	1.62%	11.76%	N/A	N/A
Class B	9/29/95	24.30%	1.75%	11.56%	N/A	N/A
Class C	2/1/00	28.27%	2.01%	N/A	11.55%	N/A
Class R	9/24/01	29.93%	2.52%	N/A	N/A	11.16%
Class Y	6/30/95	30.53%	3.02%	12.68%	N/A	N/A

Class Y Return After Taxes:
On Distributions		29.16%	0.52%	9.94%	N/A	N/A
On Distributions and Sale of Fund Shares		19.62%	1.66%	9.87%	N/A	N/A

Morgan Stanley REIT Index[1] (reflects no deduction for fees, expenses, or taxes)		28.61%	0.23%	10.43%	10.39%	9.32%

1	An unmanaged index of the most actively traded real estate investment trusts.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

John G. Wenker	Managing Director	October 1999
Jay L. Rosenberg	Managing Director	May 2005

Purchase and Sale of Fund Shares

Effective as of the close of business on December 31, 2010 (the “Close Date”), the fund suspended offering its shares to new investors, except as follows:

•	Investors in the fund as of the Close Date may continue to invest in the fund, including through the reinvestment of dividends and capital gains distributions. If an investor’s account is closed, however, additional investments in the fund will not be accepted unless they fall into one of the categories below.
•	The fund will continue to offer its shares through retirement plans that offer the fund as an investment option as of the Close Date or that are reviewing the fund as an investment option as of the Close Date and have approved the fund by March 31, 2011.
•	Fund shares will be available to clients investing through platform-level asset allocation models within mutual fund wrap and fee based programs that utilize the fund for real estate allocation as of November 29, 2010.
•	Fund shares will be available to accounts for which U.S. Bank National Association acts in a fiduciary capacity.
•	The fund will continue to offer its shares to affiliated funds of funds.
The fund reserves the right to modify the extent to which sales of shares are limited and may, in its sole discretion, permit purchases of shares where, in the judgment of management, such purchases do not have a detrimental effect on the portfolio management of the fund.

 50
Section 1  Fund Summaries

Eligible investors may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Eligible investors may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

Eligible investors can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1  Fund Summaries  51

Nuveen Global Infrastructure Fund

(formerly First American Global Infrastructure Fund)

Investment Objective
The investment objective of the fund is long-term growth of capital and income.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 80 of the prospectus and “Reducing Class A Sales Charges” on page 86 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y

Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses[2]	0.52%	0.52%	0.52%	0.52%

Gross Annual Operating Expenses	1.72%	2.47%	1.97%	1.47%
Less Expense Reimbursement	(0.47)%	(0.47)%	(0.47)%	(0.47)%

Net Annual Operating Expenses[3]	1.25%	2.00%	1.50%	1.00%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption

	A	C	R	Y	A	C	R	Y

1 Year	$670	$203	$153	$102	$670	$203	$153	$102
3 Years	$1,019	$725	$573	$419	$1,019	$725	$573	$419
5 Years	$1,390	$1,273	$1,019	$758	$1,390	$1,273	$1,019	$758
10 Years	$2,432	$2,771	$2,258	$1,717	$2,432	$2,771	$2,258	$1,717

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

3	The fund’s advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012, so that total annual fund operating expenses, after waivers and excluding any acquired fund fees and expenses, do not exceed 1.25%, 2.00%, 1.50%, and 1.00%, respectively, for Class A, Class C, Class R, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

 52
Section 1  Fund Summaries

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended October 31, 2009, the fund’s portfolio turnover rate was 299% of the average value of its portfolio. The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities issued by U.S. and non-U.S. infrastructure-related companies. Infrastructure-related companies are defined as companies that derive at least 50% of their revenues or profits from the ownership, development, construction, financing or operation of infrastructure assets, or have at least 50% of the fair market value of their assets invested in infrastructure assets. Infrastructure assets are the physical structures and networks upon which the operation, growth and development of a community depends, which includes water, sewer, and energy utilities; transportation and communication networks; health care facilities, government accommodations, and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks.

Equity securities in which the fund invests include common and preferred stocks, publicly-traded units of master limited partnerships (MLPs), and real estate investment trusts (REITs). The fund may also invest in exchange-traded funds and other investment companies (“investment companies”). The fund may invest in companies of any size.

In selecting securities, the fund’s advisor invests in companies that it believes meet one or more of the following criteria:

•	Attractively valued relative to other companies in the same industry or market.
•	Strong fundamentals, including consistent cash flows or growth and a sound balance sheet.
•	Strong management teams.
•	Long-term contracts to provide infrastructure-based services.
•	An identifiable catalyst that could increase the value of the company’s stock over the next one or two years.

The fund’s advisor generally will sell a security if any of the following has occurred:

•	The security has hit its price target and the company is no longer attractively valued relative to other companies.
•	The company’s fundamentals have significantly deteriorated.
•	There has been a significant change in the management team.
•	A catalyst that could decrease the value of the stock has been identified, or a previously existing positive catalyst has disappeared.
•	A better alternative exists in the marketplace.

The fund’s investments include infrastructure-related securities of foreign issuers. Under normal market conditions, the fund will invest at least 40% of its net assets in securities of foreign issuers and, in any case, will invest at least 30% of its net assets in such issuers. The fund considers an issuer to be foreign if its legal residence is in a country other than the United States, its securities principally trade in a foreign market, or it derives a significant portion of either its revenues or pretax income from activities outside the United States.

The fund diversifies its investments among a number of different countries throughout the world. Up to 25% of the fund’s total assets may be invested in equity securities of emerging market issuers. A country is considered to be an “emerging market” if it is defined as such by Morgan Stanley Capital International Inc.

The fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The fund may use these derivatives to manage market or business risk, enhance the fund’s return, or hedge against adverse movements in currency exchange rates.

Section 1  Fund Summaries  53

Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Active Management Risk—Because the fund is actively managed, the fund could underperform other mutual funds with similar investment objectives.

Additional Expenses—When the fund invests in other investment companies, you bear both your proportionate share of fund expenses and, indirectly, the expenses of the other investment companies.

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Emerging Markets Risk—Investments in emerging markets are subject to special political, economic, and market risks that can make the fund’s emerging market investments more volatile and less liquid than investments in developed markets.

Infrastructure Sector Risk—Because the fund concentrates its investments in infrastructure-related securities, the fund has greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities.

International Investing Risk—International investing involves risks not typically associated with U.S. investing. These risks include currency risk, foreign securities market risk, foreign tax risk, information risk, investment restriction risk, and political and economic risks.

Master Limited Partnership Risk—An investment in an MLP exposes the fund to the legal and tax risks associated with investing in partnerships. MLPs may have limited financial resources, their securities may be relatively illiquid, and they may be subject to more erratic price movements because of the underlying assets they hold.

Mid-Cap Stock Risk—Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Real Estate Investment Trust Risk—The value of a REIT can be hurt by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of the REIT.

Small-Cap Stock Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may difficult to sell small-cap stocks at the desired time and price.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

 54
Section 1  Fund Summaries

The bar chart below shows the fund’s performance for Class A shares. The performance of other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 8.53%.

During the two-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 20.62% and −17.47%, respectively, for the quarters ended June 30, 2009 and September 30, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns
		for the Periods Ended December 31, 2009
			Since	Since
	Inception		Inception	Inception
	Date	1 Year	(Class A & Class Y)	(Class C & Class R)

Class Returns Before Taxes:
Class A	12/17/07	21.32%	(9.95)%	N/A
Class C	11/3/08	26.61%	N/A	26.16%
Class R	11/3/08	28.11%	N/A	26.75%
Class Y	12/17/07	28.60%	(7.24)%	N/A

Class A Return After Taxes:
On Distributions		21.23%	(10.04)%	N/A
On Distributions and Sale of Fund Shares		14.39%	(8.32)%	N/A

Standard & Poor’s Global Infrastructure Index[1] (reflects no deduction for fees, expenses, or taxes)		25.28%	(11.31)%	20.44%

1	An unmanaged index that is comprised of 75 of the largest publicly listed infrastructure companies from around the world that meet specific investability requirements.

Section 1  Fund Summaries  55

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Jay L. Rosenberg	Managing Director	December 2007
John G. Wenker	Managing Director	December 2007

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Section 1  Fund Summaries

Nuveen International Fund
(formerly First American International Fund)

Investment Objective
The investment objective of the fund is long-term growth of capital.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 80 of the prospectus and “Reducing Class A Sales Charges” on page 86 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fees	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Y

Management Fees	1.04%	1.04%	1.04%	1.04%	1.04%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses[2]	0.36%	0.36%	0.36%	0.36%	0.36%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%

Gross Annual Operating Expenses	1.66%	2.41%	2.41%	1.91%	1.41%
Less Expense Reimbursement	(0.16)%	(0.16)%	(0.16)%	(0.16)%	(0.16)%

Net Annual Operating Expenses[3]	1.50%	2.25%	2.25%	1.75%	1.25%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption

	A	B	C	R	Y	A	B	C	R	Y

1 Year	$694	$728	$228	$178	$127	$694	$228	$228	$178	$127
3 Years	$1,030	$1,036	$736	$585	$431	$1,030	$736	$736	$585	$431
5 Years	$1,388	$1,371	$1,271	$1,017	$756	$1,388	$1,271	$1,271	$1,017	$756
10 Years	$2,395	$2,548	$2,734	$2,220	$1,677	$2,395	$2,548	$2,734	$2,220	$1,677

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

3	The fund’s advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012, so that total annual fund operating expenses, after waivers and excluding any acquired fund fees and expenses, do not exceed 1.49%, 2.24%, 2.24%, 1.74%, and 1.24%, respectively, for Class A, Class B, Class C, Class R, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Section 1  Fund Summaries  57

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended October 31, 2009, the fund’s portfolio turnover rate was 231% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily in equity securities of foreign issuers that trade in U.S. or foreign markets, depositary receipts representing shares of foreign issuers, and exchange-traded funds and other investment companies (“investment companies”) that provide exposure to foreign issuers. The fund considers an issuer to be foreign if it is organized, domiciled, or has a principal place of business outside the United States. The fund diversifies its investments among a number of different countries throughout the world and may invest in companies of any size.

The fund employs a “multi-style, multi-manager” approach whereby the fund’s advisor allocates portions of the fund’s assets to different sub-advisors who employ distinct investment styles. Any assets not allocated to a sub-advisor are managed by the advisor. The fund uses the following principal investment styles, which are intended to complement one another:

•	Growth Style emphasizes investments in the equity securities of companies with superior growth characteristics, including superior profitability, secular growth, sustainable competitive advantage, and strong capital structure.
•	Value Style emphasizes investments in equity securities of companies trading below intrinsic valuations with stable returns and companies trading at steep discounts to intrinsic valuations with catalysts for an improvement in returns.

When determining how to allocate the fund’s assets between sub-advisors, the fund’s advisor considers a variety of factors. These factors include a sub-advisor’s investment style and performance record, as well as the characteristics of the sub-advisor’s typical portfolio investments. These characteristics may include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The allocations between the sub-advisors will vary over time according to prospective returns and risks associated with the various investment styles.

Up to 15% of the fund’s total assets may be invested in equity securities of emerging markets issuers. A country is considered to be an “emerging market” if it is defined as such by Morgan Stanley Capital International Inc.

The fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The fund may use these derivatives to manage market or business risk, enhance the fund’s return, or hedge against adverse movements in currency exchange rates.

Nuveen Asset Management manages the portion of the fund’s assets not allocated to another sub-advisor. A portion of these assets are used to facilitate cash flows to and from the other sub-advisors, meet redemption requests, and pay fund expenses. Nuveen Asset Management may also utilize these assets to increase the fund’s exposure to certain companies, industry sectors, countries, regions, or investment styles, and for such other reasons as it deems advisable. Nuveen Asset Management may invest these assets in equity securities issued by U.S. and non-U.S. companies (up to 10% of the fund’s total assets), derivatives, investment companies and money market instruments and other short-term securities.

Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Active Management Risk—Because the fund is actively managed, the fund could underperform other mutual funds with similar investment objectives.

Additional Expenses—When the fund invests in other investment companies, you bear both your proportionate share of fund expenses and, indirectly, the expenses of the other investment companies.

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

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Section 1  Fund Summaries

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Emerging Markets Risk—Investments in emerging markets are subject to special political, economic, and market risks that can make the fund’s emerging market investments more volatile and less liquid than investments in developed markets.

International Investing Risk—International investing involves risks not typically associated with U.S. investing. These risks include currency risk, foreign securities market risk, foreign tax risk, information risk, investment restriction risk, and political and economic risks.

Mid-Cap Stock Risk—Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Multi-Manager Risk — Each sub-advisor makes investment decisions independently and it is possible that the security selection process of the sub-advisors may not complement one another. The sub-advisors selected may underperform the market generally or other sub-advisors that could have been selected.

Small-Cap Stock Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may difficult to sell small-cap stocks at the desired time and price.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class Y shares. The performance of other share classes will differ due to their different expense structures.

Class Y Annual Total Return*

*	Class Y year-to-date total return as of September 30, 2010 was (1.30)%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 22.36% and −20.15%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over different time periods to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class Y shares; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Section 1  Fund Summaries  59

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

		Average Annual Total Returns
		for the Periods Ended December 31, 2009[1,2]
					Since
	Inception				Inception
	Date	1 Year	5 Years	10 Years	(Class C)

Class Returns Before Taxes:
Class A	5/2/94	25.95%	1.86%	(1.46)%	N/A
Class B	3/6/95	27.20%	1.89%	(1.64)%	N/A
Class C	9/24/01	31.36%	2.28%	N/A	4.92%
Class R	4/24/94	33.28%	2.79%	(1.10)%	N/A
Class Y	4/4/94	33.51%	3.28%	(0.66)%	N/A

Class Y Return After Taxes:
On Distributions		33.62%	3.23%	(0.89)%	N/A
On Distributions and Sale of Fund Shares		22.17%	3.33%	(0.36)%	N/A

Morgan Stanley Capital International Europe, Australasia, Far East Index[3] (reflects no deduction for fees, expenses, or taxes)		32.46%	4.02%	1.58%	8.34%

1	Performance presented prior to 9/24/01 represents that of the Firstar International Growth Fund, a series of Firstar Funds, Inc., which, together with Firstar International Value Fund, merged into the fund on that date.

2	Prior to 11/3/08, the fund’s assets were managed by different sub-advisors.

3	An unmanaged index of common stocks in Europe, Australia, and the Far East.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisors
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Altrinsic Global Advisors, LLC (“Altrinsic”)

Hansberger Global Investors, Inc. (“HGI”)

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Section 1  Fund Summaries

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Nuveen Asset Management
Keith B. Hembre, CFA	Managing Director	November 2008
Walter A. French	Senior Vice President	November 2008
David A. Friar	Assistant Vice President	February 2010
Derek B. Bloom, CFA	Vice President	February 2010

Altrinsic
John Hock, CFA	Chief Investment Officer	November 2008
John L. DeVita, CFA	Principal	November 2008
Rehan Chaudhri	Principal	November 2008

HGI
Thomas R.H. Tibbles, CFA	Managing Director	November 2008
Barry A. Lockhart, CFA	Deputy Managing Director	November 2008
Trevor Graham, CFA	Senior Vice President - Research	November 2008
Patrick Tan	Senior Vice President - Research	November 2008

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank on financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1  Fund Summaries  61

Nuveen International Select Fund
(formerly First American International Select Fund)

Investment Objective
The investment objective of the fund is long-term growth of capital.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 80 of the prospectus and “Reducing Class A Sales Charges” on page 86 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y

Management Fees	1.03%	1.03%	1.03%	1.03%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses[2]	0.20%	0.20%	0.20%	0.20%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%

Gross Annual Operating Expenses[3]	1.50%	2.25%	1.75%	1.25%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption

	A	C	R	Y	A	C	R	Y

1 Year	$694	$228	$178	$127	$694	$228	$178	$127
3 Years	$998	$703	$551	$397	$998	$703	$551	$397
5 Years	$1,323	$1,205	$949	$686	$1,323	$1,205	$949	$686
10 Years	$2,242	$2,585	$2,062	$1,511	$2,242	$2,585	$2,062	$1,511

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

3	The fund’s advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012, so that total annual fund operating expenses, after waivers and excluding acquired fund fees and expenses, do not exceed 1.49%, 2.24%, 1.74%, and 1.24%, respectively, for Class A, Class C, Class R, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

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Section 1  Fund Summaries

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended October 31, 2009, the fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily in equity securities of foreign issuers that trade in U.S. or foreign markets, depositary receipts representing shares of foreign issuers, and exchange-traded funds and other investment companies (“investment companies”) that provide exposure to foreign issuers. The fund considers an issuer to be foreign if it is organized, domiciled, or has a principal place of business outside the United States. The fund diversifies its investments among a number of different countries throughout the world and may invest in companies of any size.

The fund employs a “multi-style, multi-manager” approach whereby the fund’s advisor allocates portions of the fund’s assets to different sub-advisors who employ distinct investment styles. Any assets not allocated to a sub-advisor are managed by the advisor. The fund uses the following principal investment styles, which are intended to complement one another:

•	Growth Style emphasizes investments in equity securities of companies with superior growth characteristics, including superior profitability, secular growth, sustainable competitive advantage, and strong capital structure.
•	Value Style emphasizes investments in equity securities of companies trading below intrinsic valuations with stable returns and companies trading at steep discounts to intrinsic valuations with catalysts for an improvement in returns.
•	Emerging Markets Style emphasizes investments in equity securities of companies whose principal activities are located in emerging market countries that are believed to be undervalued based on their earnings, cash flow or asset values. A country is considered to be an “emerging market” if it is defined as such by Morgan Stanley Capital International, Inc.

When determining how to allocate the fund’s assets among sub-advisors, the fund’s advisor considers a variety of factors. These factors include a sub-advisor’s investment style and performance record, as well as the characteristics of the sub-advisor’s typical portfolio investments. These characteristics may include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The allocations among the sub-advisors will vary over time according to prospective returns and risks associated with the various investment styles.

The fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The fund may use these derivatives to manage market or business risk, enhance the fund’s return, or hedge against adverse movements in currency exchange rates.

Nuveen Asset Management manages the portion of the fund’s assets not allocated to another sub-advisor. A portion of these assets are used to facilitate cash flows to and from the other sub-advisors, meet redemption requests, and pay fund expenses. Nuveen Asset Management may also utilize these assets to increase the fund’s exposure to certain companies, industry sectors, countries, regions, or investment styles, and for such other reasons as it deems advisable. Nuveen Asset Management may invest these assets in equity securities issued by U.S. and non-U.S. companies (up to 10% of the fund’s total assets), derivatives, investment companies, and money market instruments and other short-term securities.

Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Active Management Risk—Because the fund is actively managed, the fund could underperform other mutual funds with similar investment objectives.

Additional Expenses—When the fund invests in other investment companies, you bear both your proportionate share of fund expenses and, indirectly, the expenses of the investment companies.

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Section 1  Fund Summaries  63

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Emerging Markets Risk—Investments in emerging markets are subject to special political, economic, and market risks that can make the fund’s emerging market investments more volatile and less liquid than investments in developed markets.

International Investing Risk—International investing involves risks not typically associated with U.S. investing. These risks include currency risk, foreign securities market risk, foreign tax risk, information risk, investment restriction risk, and political and economic risks.

Mid-Cap Stock Risk—Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Multi-Manager Risk — Each sub-advisor makes investment decisions independently and it is possible that the security selection process of the sub-advisors may not complement one another. The sub-advisors selected may underperform the market generally or other sub-advisors that could have been selected.

Small-Cap Stock Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may difficult to sell small-cap stocks at the desired time and price.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 2.55%.

During the three-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 24.92% and −21.70%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

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Section 1  Fund Summaries

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns
		for the Periods Ended
		December 31, 2009
	Inception		Since
	Date	One Year	Inception

Class Returns Before Taxes:
Class A	12/21/06	32.86%	(3	.69)%
Class C	12/21/06	38.44%	(2	.62)%
Class R	12/21/06	40.25%	(2	.13)%
Class Y	12/21/06	40.96%	(1	.64)%

Class A Return After Taxes:
On Distributions		32.96%	(3	.75)%
On Distributions and Sale of Fund Shares		21.55%	(2	.98)%

MSCI AC World Investable Market Index ex USA[1] (reflects no deduction for fees, expenses, or taxes)		36.06%	(4	.69)%

1	An unmanaged index that tracks the performance of small-, mid-, and large-capitalization stocks of non-U.S. companies representing developed and emerging markets around the world that collectively comprise most foreign stock markets.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisors
Nuveen Asset Management, LLC (“Nuveen Asset Management”)
Altrinsic Global Advisors, LLC (“Altrinsic”)
Hansberger Global Investors, Inc. (“HGI”)
Lazard Asset Management LLC (“Lazard”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Nuveen Asset Management
Keith B. Hembre, CFA	Managing Director	December 2006
Walter A. French	Senior Vice President	December 2006
David A. Friar	Assistant Vice President	February 2010
Derek B. Bloom, CFA	Vice President	February 2010

Altrinsic
John Hock, CFA	Chief Investment Officer	December 2006
John L. DeVita, CFA	Principal	December 2006
Rehan Chaudhri	Principal	December 2006
HGI
Thomas R.H. Tibbles, CFA	Managing Director	December 2006
Barry A. Lockhart, CFA	Deputy Managing Director	December 2006
Trevor Graham, CFA	Senior Vice President - Research	December 2006
Patrick Tan	Senior Vice President - Research	December 2006
Lazard
James M. Donald, CFA	Managing Director & Head of Emerging Markets Group	December 2006
John R. Reinsberg	Deputy Chairman & Head of International and Global Products	December 2006

Section 1  Fund Summaries  65

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Section 1  Fund Summaries

Section 2  More about the Funds

Investment Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objective changes, you will be notified at least 60 days in advance. Please remember, there is no guarantee that any fund will achieve its objective.

Investment Strategies

The funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor and sub-advisor(s), believe are most likely to be important in trying to achieve the funds’ objectives. This section provides information about some additional strategies that the funds’ sub-advisor(s) uses, or may use, to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787.

Securities Lending

Each fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When a fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the funds’ securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The funds, however, will be responsible for the risks associated with the investment of cash collateral. A fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Temporary Investments

In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

Infrastructure-Related Companies

Under normal market conditions, Global Infrastructure Fund invests primarily in equity securities issued by U.S. and non-U.S. infrastructure-related companies. Infrastructure-related companies may include, but are not necessarily limited to, those companies that are active in utilities (including electricity generation, transmission and distribution, gas and transmission, water distribution, and sewage treatment), transportation services (including toll roads, bridges, tunnels, parking facilities, railroads, rapid transit links, airports, air traffic control, refueling facilities and seaports), communication networks (broadcast and wireless towers, cable, fibre optic and satellite networks), social assets (including courthouses, hospitals, schools, school housing, correctional facilities, stadiums and subsidized housing), and those companies whose products and services are related to the infrastructure industry (such as manufacturers and distributors of building supplies and financial institutions that issue or service debt secured by infrastructure assets) that, along with other infrastructure-related companies, derive at least 50% of their revenues or profits from the ownership, development, construction, or operation of infrastructure assets or financing of infrastructure-related companies, or have at least 50% of the fair market value of their assets invested in infrastructure assets.

Section 2  More about the Funds  67

Investment Risks

The principal risks of investing in each fund are identified in the “Fund Summaries” section. These risks are further described below.

Active Management Risk. Each fund is actively managed and its performance therefore will reflect in part the advisor’s or sub-advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives.

Additional Expenses. When Nuveen Global Infrastructure Fund, Nuveen International Fund, and Nuveen International Select Fund invest in other investment companies, you bear both your proportionate share of fund expenses and, indirectly, the expenses of the other investment companies.

Common Stock Risk. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. In addition, the types of stocks in which a particular fund invests, such as value stocks, growth stocks, large-capitalization stocks, mid-capitalization stocks, small-capitalization stocks and/or micro-capitalization stocks, may underperform the market as a whole.

Credit Risk. Equity Income Fund is subject to the risk that the issuers of debt securities held by a fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s.

Derivatives Risk. A small investment in derivatives could have a potentially large impact on a fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Some derivatives also involve leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.

Emerging Markets Risk. Each fund may invest in equity securities of emerging markets issuers. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Growth Stock Risk. There is a risk that growth stocks may underperform other types of stocks and the market as a whole. In addition, growth stocks can be more volatile than other types of stocks.

Initial Public Offering (IPO) Risk. By virtue of its size and institutional nature, a sub-advisor of a fund may have greater access to IPOs than individual investors. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing

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Section 2  More about the Funds

management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate Risk. Debt securities in Nuveen Equity Income Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes.

International Investing Risk. Nuveen Global Infrastructure Fund, Nuveen International Fund, and Nuveen International Select Fund invest primarily in equity securities that trade in markets other than the United States. Each other fund may also invest in these securities. To the extent a fund is allowed to invest in depositary receipts, the fund will be subject to the same risks as when investing directly in foreign securities, unless otherwise noted below. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt. International investing involves risks not typically associated with U.S. investing. These risks include:

Currency Risk. Because the foreign securities in which the funds invest, with the exception of American Depositary Receipts, generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Foreign Tax Risk. A fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See “Shareholder Information—Taxes—Foreign Tax Credits” below for details.

Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and Financial reporting standards in emerging markets may be especially lacking.

Investment Restriction Risk. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Political and Economic Risks. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

Infrastructure Sector Risk. Nuveen Because Global Infrastructure Fund concentrates its investments in infrastructure-related securities, the fund has greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect

Section 2  More about the Funds  69

their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

Master Limited Partnership (MLP) Risk. Nuveen Global Infrastructure Fund may invest in MLPs. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The fund’s investment in MLPs also subjects the fund to the risks associated with the specific industry or industries in which the MLPs invest. Additionally, since MLPs generally conduct business in multiple states, the fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the fund’s return on its investment in MLPs.

Mid-Cap Stock Risk. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Multi-Manager Risk. Because each sub-advisor of International Fund and International Select Fund makes investment decisions independently, it is possible that the security selection process of the sub-advisors may not complement one another. As a result, each fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the fund was managed by a single sub-advisor. It is possible that one or more of the sub-advisors may, at any time, take positions that may be opposite of positions taken by other sub-advisors. In such cases, the funds will incur brokerage and other transaction costs, without accomplishing any net investment results. Sub-advisors also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase each fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to each fund’s portfolio securities, and higher brokerage commissions and other transaction costs. The sub-advisors selected may underperform the market generally or other sub-advisors that could have been selected for the funds.

Non-Diversification Risk. Nuveen Real Estate Securities Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund’s portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

Non-Investment Grade Securities Risk. Nuveen Equity Income Fund may invest in securities which are rated lower than investment grade. These securities, which are commonly called “high-yield” securities or “junk bonds,” generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

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Section 2  More about the Funds

Real Estate Investment Trust (REIT) Risk. Nuveen Real Estate Securities Fund invests a majority of its assets in REITs and Nuveen Global Infrastructure Fund may also invest in REITs as a principal strategy. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property.

A U.S. domestic REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by the fund will fail to qualify for this tax-free pass-through treatment of its income. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries.

By investing in REITs indirectly through a fund, in addition to bearing a proportionate share of the expenses of the fund, shareholders of the fund will also indirectly bear similar expenses of the REITs in which the fund invests.

Real Estate Sector Risk. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Nuveen Real Estate Securities Fund invests primarily in equity securities of publicly traded companies in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.

Small-Cap Stock Risk. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. Stocks at the bottom end of the capitalization range of small-cap companies sometimes are referred to as “micro-cap” stocks. These stocks may be subject to extreme price volatility, as well as limited liquidity and limited research.

Value Stock Risk. There is a risk that value stocks may underperform other types of stocks and the market as a whole. Value stocks can continue to be undervalued by the market for long periods of time.

Disclosure of Portfolio Holdings

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ statement of additional information.

Section 2  More about the Funds  71

Section 3  Fund Management

Investment Advisor

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), the funds’ investment advisor, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the funds. Nuveen Fund Advisors oversees the management of the funds’ portfolios, manages the funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606. Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). The funds were formerly advised by FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”). On December 31, 2010, pursuant to an agreement among U.S. Bank, FAF, Nuveen Investments, and certain Nuveen affiliates, Nuveen Fund Advisors acquired a portion of the asset management business of FAF (the “Transaction”). The portfolio managers for each fund employed by FAF in place immediately prior to the Transaction are the current portfolio managers of the funds.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. Nuveen Fund Advisors has adopted policies and procedures that address arrangements with Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

Each fund is dependent upon services and resources provided by its investment advisor, Nuveen Fund Advisors, and therefore the investment advisor’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

Management Fee

The management fee schedule for each fund consists of two components — a fund-level fee, based only on the amount of assets within a fund, and a complex-level fee, based on the aggregate amount of all qualifying fund assets managed by Nuveen Fund Advisors and its affiliates.

The annual fund-level fee, payable monthly, is based upon the average daily net assets of each fund as follows:

		Nuveen			Nuveen			Nuveen
		Large			Mid			Small
		Cap			Cap			Cap			Nuveen	Nuveen		Nuveen
	Nuveen	Growth	Nuveen	Nuveen	Growth	Nuveen	Nuveen	Growth	Nuveen	Nuveen	Real	Global	Nuveen	Inter-
	Equity	Oppor-	Large Cap	Large Cap	Oppor-	Mid Cap	Mid Cap	Oppor-	Small Cap	Small Cap	Estate	Infra-	Inter	national
	Income	tunities	Select	Value	tunities	Select	Value	tunities	Select	Value	Securities	structure	national	Select
Average Daily Net Assets	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

For the first $125 million	0.6000%	0.6500%	0.5500%	0.5500%	0.7000%	0.7000%	0.7000%	0.8000%	0.7000%	0.7000%	0.7000%	0.7500%	0.8500%	0.8500%
For the next $125 million	0.5875%	0.6375%	0.5375%	0.5375%	0.6875%	0.6875%	0.6875%	0.7875%	0.6875%	0.6875%	0.6875%	0.7375%	0.8375%	0.8375%
For the next $250 million	0.5750%	0.6250%	0.5250%	0.5250%	0.6750%	0.6750%	0.6750%	0.7750%	0.6750%	0.6750%	0.6750%	0.7250%	0.8250%	0.8250%
For the next $500 million	0.5625%	0.6125%	0.5125%	0.5125%	0.6625%	0.6625%	0.6625%	0.7625%	0.6625%	0.6625%	0.6625%	0.7125%	0.8125%	0.8125%
For the next $1 billion	0.5500%	0.6000%	0.5000%	0.5000%	0.6500%	0.6500%	0.6500%	0.7500%	0.6500%	0.6500%	0.6500%	0.7000%	0.8000%	0.8000%
For net assets over $2 billion	0.5250%	0.5750%	0.4750%	0.4750%	0.6250%	0.6250%	0.6250%	0.7250%	0.6250%	0.6250%	0.6250%	0.6750%	0.7750%	0.7750%

The complex-level fee is the same for each fund and begins at a maximum rate of 0.2000% of each fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for assets above that level. Therefore, the maximum management fee rate for each

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Section 3  Fund Management

fund is the fund-level fee plus 0.2000%. As of September 30, 2010, the effective complex-level fee for each fund was 0.1822% of the fund’s average daily net assets.

The table below reflects management fees paid to FAF, after taking into account any fee waivers, for the funds’ most recently completed fiscal year. FAF provided advisory services pursuant to a different management agreement with a different fee schedule. FAF did not provide any administrative services under that agreement.

Management Fee
as a % of Average
Daily Net Assets

Nuveen Equity Income Fund	0.65%
Nuveen Large Cap Growth Opportunities Fund	0.65%
Nuveen Large Cap Select Fund	0.65%
Nuveen Large Cap Value Fund	0.65%
Nuveen Mid Cap Growth Opportunities Fund	0.70%
Nuveen Mid Cap Select Fund	0.19%
Nuveen Mid Cap Value Fund	0.70%
Nuveen Small Cap Growth Opportunities Fund	0.68%
Nuveen Small Cap Select Fund	0.70%
Nuveen Small Cap Value Fund	0.69%
Nuveen Real Estate Securities Fund	0.70%
Nuveen Global Infrastructure Fund	0.00%
Nuveen International Fund	0.90%
Nuveen International Select Fund	0.73%

A discussion regarding the basis for the board’s approval of the funds’ current investment advisory agreement will appear in the funds’ semi-annual report to shareholders for the fiscal period ended April 30, 2011.

Sub-Advisors

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-advisor to each of the funds. Nuveen Asset Management manages the investment of the funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

In addition to Nuveen Asset Management, Altrinsic Global Advisors, LLC (“Altrinsic”) and Hansberger Global Investors, Inc. (“HGI”) serve as sub-advisors for the Nuveen International Fund and Altrinsic, HGI, and Lazard Asset Management LLC (“Lazard”) serve as sub-advisors for the Nuveen International Select Fund.

Altrinsic, located at 100 First Stamford Place, Stamford, Connecticut 06902, was established in 2000 and is an employee-owned firm specializing in global and international investment management. As of September 30, 2010, Altrinsic had assets under management of approximately $9.6 billion. Altrinsic’s investment philosophy is based on value creation and the belief that a company’s valuation is a function of its future financial productivity (i.e., sustainable returns-on-capital relative to cost of capital) adjusted for associated risk. In implementing its philosophy, Altrinsic’s team capitalizes on inefficiencies (i.e. mispriced securities) in the world’s equity markets by taking a long-term view and leveraging proprietary individual-company analysis, global industry knowledge, and a distinctive cross-border frame of reference. Predicated on the time-tested principles of fundamental value investing, Altrinsic’s investment approach is bottom-up, fundamentally driven, internationally focused, and all-cap.

HGI, located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, is a wholly owned subsidiary of Hansberger Group, Inc., which is a subsidiary of Natixis Global Asset Management. The firm was founded in 1994. As of September 30, 2010, HGI had assets under management of approximately $8.0 billion. HGI’s investment process begins with a series of quantitative screens that identify those companies with superior growth characteristics, including superior profitability, secular growth, sustainable competitive advantage, and strong capital structure. These screens are intended to identify those companies that have consistently been

Section 3  Fund Management  73

industry and market leaders. The result is HGI’s “Star List” of companies. The Star List companies are then rated based on their relative valuation and relative price momentum. Securities are then selected from the Star List on the basis of fundamental company-by-company analysis conducted on the top 100 to 125 stocks in the Star List. This fundamental analysis is meant to identify factors overlooked in the quantitative process, including the company’s product line, management, market share, product distribution and other elements that are prerequisites to the company’s success and staying power within its market. HGI generally sells a security if HGI’s price target is met, the company’s fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises.

Lazard, 30 Rockefeller Plaza New York, New York 10112, is a wholly owned subsidiary of Lazard Frères & Co., LLC. As of September 30, 2010, Lazard had assets under management of approximately $129.5 billion. Lazard employs a bottom-up, relative value approach in selecting stocks that includes proprietary database screening, accounting validation, fundamental analysis, and portfolio construction/risk evaluation. Lazard seeks to identify individual stocks of companies whose principal activities are located in emerging market countries that are believed to be undervalued based on their earnings, cash flow or asset values.

Portfolio Managers

The portfolio managers primarily responsible for the funds’ management are:

Nuveen Equity Income Fund. Cori B. Johnson, CFA, Senior Vice President of Nuveen Asset Management, has managed the fund since January 1996. Ms. Johnson entered the financial services industry in 1981 and joined FAF in 1985. She joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

Gerald C. Bren, CFA, Senior Vice President of Nuveen Asset Management, has managed the fund since August 1994. Mr. Bren entered the financial services industry when he joined FAF in 1972. He joined Nuveen Asset Management on December 31, 2010 in connection with the Transaction.

Nuveen Large Cap Growth Opportunities Fund. Harold R. Goldstein, Senior Vice President of Nuveen Asset Management, has managed the fund since July 2002. Mr. Goldstein entered the financial services industry in 1982 and joined FAF in 2002. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

Scott M. Mullinix, CFA, Senior Vice President of Nuveen Asset Management, has managed the fund since April 2006. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction. Prior to joining FAF in 2006, Mr. Mullinix co-managed the Mid Cap Growth product and managed the Premier Portfolio growth and core equity products at RiverSource Investments. Prior to that, he was a senior research analyst for the retail/consumer products industry at RiverSource. He has also co-managed a hedge fund for Deephaven LLC in Minneapolis. Mr. Mullinix entered the financial services industry in 1989.

James A. Diedrich, CFA, Senior Vice President of Nuveen Asset Management, has managed the fund since February 2006. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction. Prior to joining FAF in 2006, Mr. Diedrich was the head of global equity and managed all U.S. and international equity portfolios at St. Paul Companies. Before his tenure with the St. Paul Companies, Mr. Diedrich was a portfolio manager of a U.S. large-cap product at Investment Advisors, Inc. Prior to that, he was an assistant portfolio manager of a corporate equity portfolio at Advantus Capital Management. Mr. Diedrich entered the financial services industry in 1984.

Nuveen Large Cap Select Fund. David A. Chalupnik, CFA, Managing Director of Nuveen Asset Management, has managed the fund since January 2003. Mr. Chalupnik entered the financial services industry in 1984 and joined FAF in 2002. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

Anthony R. Burger, CFA, Senior Vice President of Nuveen Asset Management, has managed the fund since October 2004. He entered the financial services industry in 1994 and joined FAF in 2003. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

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Nuveen large Cap Value Fund. Brent D. Mellum, CFA, Senior Vice President of Nuveen Asset Management, has managed the fund since April 2004. Mr. Mellum entered the financial services industry when he joined FAF in 1993. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

Kevin V. Earley, CFA, Senior Vice President of Nuveen Asset Management, has managed the fund since September 2000 and co-lead managed the fund since April 2004. Mr. Earley entered the financial services industry in 1987 and joined FAF in 1997. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

Nuveen Mid Cap Growth Opportunities Fund. James A. Diedrich has managed the fund since February 2006. Information on Mr. Diedrich appears above under “Nuveen Large Cap Growth Opportunities Fund.”

Harold R. Goldstein has managed the fund since September 2005. Information on Mr. Goldstein appears above under “Nuveen Large Cap Growth Opportunities Fund.”

Scott Mullinix has managed the fund since April 2006. Information on Mr. Mullinix appears above under “Nuveen Large Cap Growth Opportunities Fund.”

Nuveen Mid Cap Select Fund. David A. Chalupnik, CFA, has managed the fund since May 2005. Information on Mr. Chalupnik appears above under “Nuveen Large Cap Select Fund.”

Anthony R. Burger, CFA, has managed the fund since May 2005. Information on Mr. Burger appears above under “Nuveen Large Cap Select Fund.”

Nuveen Mid Cap Value Fund. Kevin V. Earley has managed the fund since October 1999. Information on Mr. Earley appears above under “Nuveen Large Cap Value Fund.”

Brent D. Mellum has managed the fund since October 1999. Information on Mr. Mellum appears above under “Nuveen Large Cap Value Fund.”

Nuveen Small Cap Growth Opportunities Fund. Robert S. McDougall, CFA, Senior Vice President of Nuveen Asset Management, has managed the fund since January 2007 and previously co-managed the fund since May 2004. He entered the financial services industry in 1988 and joined FAF in 2004.

Jon A. Loth, CFA, Vice President of Nuveen Asset Management, has managed the fund since October 2007. He previously was an equity analyst for FAF. Mr. Loth entered the financial services industry in 1994 and joined FAF in 2004. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

Nuveen Small Cap Select Fund. Allen D. Steinkopf, CFA, Senior Vice President of Nuveen Asset Management, has managed the fund since July 2004. He entered the financial services industry in 1993 and joined FAF in 2003. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

Mark A. Traster, CFA, Vice President of Nuveen Asset Management, has managed fund since December 2008. Mr. Traster entered the financial services industry in 1992 and joined FAF in 2004. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

Nuveen Small Cap Value Fund. Karen L. Bowie, CFA, Senior Vice President of Nuveen Asset Management, has managed the fund since July 2005. Ms. Bowie entered the financial services industry when she joined FAF in 1984, and she rejoined FAF in 1999. She joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

Nuveen Real Estate Securities Fund. John G. Wenker, Managing Director of Nuveen Asset Management, has managed the fund since October 1999. Mr. Wenker entered the financial services industry in 1983 and joined FAF in 1992. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

Jay L. Rosenberg, Managing Director of Nuveen Asset Management, has managed the fund since May 2005. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction. Prior to joining FAF in 2005, Mr. Rosenberg was a vice president and real estate portfolio manager for Advantus Capital Management from 2000 to 2005. Mr. Rosenberg entered the financial services industry in 1995.

Section 3  Fund Management  75

Nuveen Global Infrastructure Fund. Jay L. Rosenberg has managed the fund since its inception in December 2007. Information on Mr. Rosenberg appears above under “Nuveen Real Estate Securities Fund.”

John G. Wenker has managed the fund since its inception in December 2007. Information on Mr. Wenker appears above under “Nuveen Real Estate Securities Fund.”

Nuveen International Fund. The Fund’s investment advisor allocates International Fund’s assets among the sub-advisors.

The following individuals have been primarily responsible, since November 2008, for the day-to-day management of the portion of the fund managed by Altrinsic: John Hock, CFA, John L. DeVita, CFA and Rehan Chaudhri.

•	Mr. Hock founded Altrinsic Global Advisors in 2000 and has been its Chief Investment Officer since inception. Prior to Altrinsic, Mr. Hock was a portfolio manager with Hansberger Global Investors. He began his global equity career in 1990.
•	Mr. DeVita, Principal, has been a portfolio manager of Altrinsic Global Advisors since its founding in 2000. Prior to Altrinsic, Mr. DeVita was an equity analyst with Arnhold & S. Bleichroeder Advisors and Société Générale Asset Management. He began his global equity career in 1991.
•	Mr. Chaudhri, Principal, has been a portfolio manager of Altrinsic Global Advisors since 2003. Prior to Altrinsic, Mr. Chaudhri was a portfolio manager with Lazard Asset Management. He began his global equity career in 1993.

The following individuals have been primarily responsible, since November 2008, for the day-to-day management of the portion of the fund managed by HGI: Thomas R. H. Tibbles, CFA, Barry A. Lockhart, CFA, Trevor Graham, CFA, and Patrick Tan.

•	Mr. Tibbles joined HGI in 1999 as Managing Director of Canada. Prior to joining HGI, he was head of the Global Equity Team at Indago Capital Management in Toronto, which was an affiliate of Canada Life. He began his career in the investment industry in 1986.
•	Mr. Lockhart joined HGI in 1999 and serves as Deputy Managing Director. Prior to joining HGI, he was a portfolio manager of foreign equity securities for Indago Capital Management. He began his career in the investment industry in 1989.
•	Mr. Graham joined HGI in 2004 and serves as Senior Vice President—Research. Prior to joining HGI, he maintained several different positions, including portfolio management and fundamental analyst for Phillips, Hager & North Investment Management Ltd., where he was employed from 1996 to 2004.
•	Mr. Tan, Senior Vice President—Research, joined HGI in 1999. Prior to joining HGI, he was an Analyst at Indago Capital Management from July 1997 to March 1999. He has more than five years of investment-related experience.

Mr. Tibbles, as team leader, has ultimate authority and veto power over all buy and sell decisions. All team members are responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.

The following individuals are primarily responsible for the day-to-day management of the portion of the fund managed by Nuveen Asset Management: Keith B. Hembre, CFA, Walter A. French, David A. Friar, and Derek B. Bloom, CFA.

•	Mr. Hembre, Managing Director of Nuveen Asset Management, has managed the fund since November 2008. Mr. Hembre entered the financial services industry in 1992 and joined FAF in 1997. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.
•	Mr. French, Senior Vice President of Nuveen Asset Management, has managed the fund since November 2008. Mr. French entered the financial services industry in 1974 and joined FAF in 1999. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.
•	Mr. Friar, Portfolio Manager, has managed the fund since February 2010. Mr. Friar entered the financial services industry in 1998 and joined FAF in 1999. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.
•	Mr. Bloom, Vice President of Nuveen Asset Management, has managed the fund since February 2010. Mr. Bloom entered the financial services industry in 2002 and joined FAF in 2003. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

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Section 3  Fund Management

Nuveen International Select Fund. The Fund’s investment advisor allocates Nuveen International Select Fund’s assets among the sub-advisors.

The following individuals have been primarily responsible, since Nuveen International Select Fund’s inception in December 2006, for the day-to-day management of the portion of the fund managed by Altrinsic: John Hock, CFA, John L. DeVita, CFA, and Rehan Chaudhri. Information on Mr. Hock, Mr. DeVita, and Mr. Chaudhri appears above under “Nuveen International Fund.”

The following individuals have been primarily responsible, since Nuveen International Select Fund’s inception in December 2006, for the day-to-day management of the portion of the fund managed by HGI: Thomas R. H. Tibbles, CFA, Barry A. Lockhart, CFA, Trevor Graham, CFA, and Patrick Tan. Information on Mr. Tibbles, Mr. Lockhart, Mr. Graham, and Mr. Tan appears above under “Nuveen International Fund.”

The following individuals have been primarily responsible, since Nuveen International Select Fund’s inception in December 2006, for the day-to-day management of the portion of the fund managed by Lazard: James M. Donald and John R. Reinsberg.

•	Mr. Donald is a Managing Director and Head of the Emerging Markets Group at Lazard. He joined Lazard in 1996 and is a CFA Charterholder. Mr. Donald has been working in the investment industry for 21 years.
•	Mr. Reinsberg is a Deputy Chairman and Head of International and Global Products at Lazard. He also oversees the day-to-day operations of Lazard’s international equity investment team. He joined Lazard in 1992 and has 25 years investment experience.

The following individuals are primarily responsible for the day-to-day management of the portion of the fund managed by Nuveen Asset Management: Keith B. Hembre, CFA, Walter A. French, David A. Friar, and Derek B. Bloom, CFA.

•	Mr. Hembre and Mr. French have each managed the fund since December 2006. Information on each appears above under “Nuveen International Fund.”
•	Mr. Friar and Mr. Bloom have each managed the fund since February 2010. Information on each appears above under “Nuveen International Fund.”

The statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the funds.

Section 3  Fund Management  77

Section 4  Shareholder Information

Pricing of Fund Shares

You may purchase, redeem, or exchange shares of the funds on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the SEC.

The funds have authorized certain investment professionals and financial institutions (“financial intermediaries”) to accept purchase, redemption, or exchange orders on their behalf. Your purchase or redemption price will be based on the net asset value (NAV) per share next calculated by the funds after your order is received by the funds or an authorized financial intermediary in proper form. Exchanges are also based on the NAV per share next calculated by the fund after your exchange request is received in proper form. See “Additional Information on Purchasing, Redeeming, and Exchanging Fund Shares—Calculating Net Asset Value” below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under “Purchasing Fund Shares,” “Redeeming Fund Shares,” or “Exchanging Fund Shares.”

Some financial intermediaries may charge a fee for helping you purchase, redeem, or exchange shares. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the funds.

Choosing a Share Class

The funds issue their shares in five classes (four classes for Large Cap Select Fund, Mid Cap Select Fund, Small Cap Value Fund, Global Infrastructure Fund, and International Select Fund) with each class having a different cost structure. As noted below, only certain eligible investors can purchase Class R and Class Y shares of the funds, whereas Class A and Class C shares (the “Retail Share Classes”) are generally available to investors. You should decide which share class best suits your needs.

No new or additional investments, including investments through any systematic investment plan, are allowed in Class B shares of the funds, except through permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Nuveen Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the prospectus. Any dividends or capital gains on Class B shares of a fund will be reinvested in Class B shares of the fund at net asset value, unless you have otherwise chosen to receive distributions in cash. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion feature remain unchanged. Class B shareholders wishing to make additional investments in the funds’ shares are permitted to invest in other classes of the funds, subject to the pricing and eligibility requirements of those classes.

Eligibility to Invest in Class R and Class Y Shares

Class R shares generally are available only to 401(k) plans, 457 plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans (“retirement plans”), and must be held in plan level or omnibus accounts. Class R shares are not available to retail retirement or nonretirement accounts, Traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.

Class Y shares generally are offered to group retirement and employee benefit plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.

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Section 4  Shareholder Information

Class Share Overview

	Front-End		Contingent Deferred
	Sales Charge		Sales Charge		Annual 12b-1 Fees
	(FESC)		(CDSC)		(as a % of Net Assets)

Class A	5.50%	[1]	None	[2]	0.25%
Class B3	None		5.00%	[4]	1.00%
Class C5	None		1.00%	[6]	1.00%
Class R	None		None		0.50%
Class Y	None		None		None

1	The FESC is reduced for larger purchases. See “Determining Your Share Price—Class A Shares” below.

2	Class A share investments of $1 million or more on which no FESC is paid may be subject to a CDSC of up to 1%.

3	Class B shares automatically convert to Class A shares eight years after purchase, which reduces future annual expenses since Class A shares have lower annual expenses.

4	A CDSC of up to 5.00% applies to Class B shares if you redeem shares within six years of purchase. The CDSC declines over the six years as described below under “Determining Your Share Price—Class B Shares.”

5	Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

6	A 1.00% CDSC applies if you redeem your Class C shares within 12 months of purchase.

Among the Retail Share Classes, Class A shares may be a better choice if your investment qualifies for a reduced sales charge. You should not place Class C share orders that would cause your total investment in Nuveen Mutual Funds Class A, Class B, and Class C shares to equal or exceed $1 million, using the aggregation principles discussed below under “Determining Your Share Price—Class A Shares—Reducing Your Sales Charge on Class A Shares.” To the extent operationally possible, these orders will be automatically rejected.

Class R or Class Y shares are generally a better choice than a Retail Share Class if you are eligible to purchase these share classes. However, if you intend to hold your shares for a long time, or if you are eligible to invest in Class A shares with a reduced or waived sales charge, Class A may be a better choice than an investment in Class R shares.

12b-1 Fees

Each fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act that allows the fund to pay its distributor an annual fee for the distribution and sale of its shares and/or for services provided to shareholders. The funds do not pay 12b-1 fees on Class Y shares. The 12b-1 fees paid by the funds are designated as distribution fees and/or shareholder servicing fees, as described here.

	Annual 12b-1 Fees
	(as a % of
	Average Daily Net Assets)
	Distribution	Shareholder
	Fee	Servicing Fee

Class A	None	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%
Class Y	None	None

Because 12b-1 fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Section 4  Shareholder Information  79

Determining Your Share Price

Because the current prospectus and statement of additional information are available on Nuveen Mutual Funds’ website free of charge, we do not disclose the following share class information separately on the website.

Class A Shares

Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The sales charge you pay may differ slightly from the amount set forth below because of rounding that occurs in the calculation used to determine your sales charge.

	Sales Charge
	As a % of	As a % of Net
Purchase Amount	Offering Price	Amount Invested

Less than $50,000	5.50%	5.82%
$50,000 - $99,999	4.50%	4.71%
$100,000 - $249,999	3.50%	3.63%
$250,000 - $499,999	2.50%	2.56%
$500,000 - $999,999	2.00%	2.04%
$1 million and over	0.00%	0.00%

Reducing Your Sales Charge on Class A Shares. As shown in the preceding table, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as follows.

Prior Purchases. Prior purchases of Class A, Class B, and Class C shares of any Nuveen Mutual Fund will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, including shares held in individual retirement, custodial or personal trust accounts. For example, let’s say you’re making a $10,000 investment and you already own other Nuveen Mutual Fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the funds and provide them with the records necessary to demonstrate the shares’ purchase price.

Purchases by Related Accounts. Concurrent and prior purchases by certain other accounts of Class A, Class B, and Class C shares of any Nuveen Mutual Fund also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.

Letter of Intent. If you plan to make an aggregate investment of $50,000 or more over a 13-month period in Class A or Class C shares of one or more Nuveen Mutual Funds, you may reduce your sales charge for Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a CDSC of up to 1%. See “Class A Share Investments of Over $1 Million” below.

It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your financial intermediary, or if you are purchasing shares directly from the funds, and they will notify the fund.

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Section 4  Shareholder Information

You should provide your financial intermediary with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:

•	All of your accounts at your financial intermediary.
•	All of your accounts at any other financial intermediary.
•	All accounts of any related party (such as a spouse or dependent child) held with any financial intermediary.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your financial intermediary may have this information.

More information on these ways to reduce your sales charge appears in the statement of additional information.

Purchasing Class A Shares Without a Sales Charge. The following persons may purchase a fund’s Class A shares at net asset value without a sales charge:

•	Directors, full-time employees and retirees of the advisor and its affiliates.
•	Current and retired officers and directors of the funds.
•	Full-time employees of any broker-dealer authorized to sell fund shares.
•	Full-time employees of the fund’s counsel.
•	Members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).
•	Persons who purchase the funds through “one-stop” mutual fund networks through which the funds are made available.
•	Persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.
•	Trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.
•	Group retirement and employee benefit plans.

You must notify the funds or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.

Reinvesting After a Redemption. If you redeem Class A shares of a fund, you may reinvest in Class A shares of that fund or another Nuveen Mutual Fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your financial intermediary.

Class A Share Investments of Over $1 Million. There is no initial sales charge on Class A share purchases of $1 million or more (including purchases that reach the $1 million level as a result of aggregating prior purchases and purchases by related accounts). However, your financial intermediary may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a CDSC of up to 1% if you sell your shares within 18 months. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. To find out whether you will be assessed a CDSC, ask your financial intermediary.

The CDSC is based on the value of your shares at the time of purchase in the case of a partial redemption. If you redeem all of your shares, the CDSC is based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class A shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under “Waiving Contingent Deferred Sales Charges.”

Class B Shares

No new or additional investments are allowed in Class B shares of the funds, except in connection with permitted exchanges or the reinvestment of dividends or capital gains distributions on Class B shares. See “Choosing a Share Class” above.

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Class B shares could previously be purchased at their net asset value—there was no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a CDSC, as reflected in the following table.

CDSC as a % of the
Year Since Purchase	Value of Your Shares

First	5.00%
Second	5.00%
Third	4.00%
Fourth	3.00%
Fifth	2.00%
Sixth	1.00%
Seventh	0.00%
Eighth	0.00%

The CDSC you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your CDSC.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class B shares that are not subject to a CDSC will be redeemed first; other Class B shares will then be redeemed in an order that minimizes your CDSC. The CDSC will be waived in the circumstances described below under “Waiving Contingent Deferred Sales Charges.”

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

Class C Shares

Your purchase price for Class C shares is their net asset value—there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class C shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under “Waiving Contingent Deferred Sales Charges.”

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

Retirement Plan Availability of Class C Shares. Class C shares are available to individual plans and certain smaller group plans, such as SIMPLE, SEP, and Solo 401(k) plans. Class C shares are not available to certain employer-sponsored plans, such as 401(k), employer-sponsored 403(b), money purchase and profit sharing plans, except for those plans invested in Class C shares of the funds prior to July 20, 2007.

Waiving Contingent Deferred Sales Charges

CDSCs on Class A, Class B, and Class C share redemptions will be waived for:

•	Redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
•	Redemptions that equal the minimum required distribution from an IRA or other retirement plan to a shareholder who has reached the age of 70 1/2.
•	Redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account’s value. The systematic withdrawal limit will be based on the market value of your account at the time of each withdrawal.
•	Redemptions required as a result of over-contribution to an IRA plan.

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Class R and Class Y Shares

Your purchase price for Class R and Class Y shares is their net asset value. These share classes do not have a front-end sales charge or a CDSC.

Purchasing Fund Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box only will not be accepted. We may also ask for other identifying documents or information.

Purchasing Class A and Class C Shares

You can become a shareholder in any of the funds by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100.

The funds reserve the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

By Phone. You can purchase shares by calling your financial intermediary, if it has a sales agreement with the funds’ distributor. Once the initial minimum investment has been made, you can also place purchase orders in amounts equal to or greater than the minimum additional investment amount by calling Nuveen Investor Services at (800) 257-8787. Funds will be transferred electronically from your bank account through the Automated Clearing House (ACH) network. Before making a purchase by electronic funds transfer, you must submit a new account form to the funds and elect this option. Be sure to include all of your banking information on the form.

By Wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the funds. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV, or public offering price as applicable based on your share class, calculated after the funds’ custodian receives your payment by wire. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

Regular U.S. Mail:	Overnight Express Mail:

Nuveen Mutual Funds	Nuveen Mutual Funds
P.O. Box 3011	615 East Michigan Street
Milwaukee, WI 53201-3011	Milwaukee, WI 53202

After you have established an account, you may continue to purchase shares by mailing your check to Nuveen Mutual Funds at the same address.

Please note the following:

•	All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to Nuveen Mutual Funds.
•	Cash, money orders, cashier’s checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, and credit cards will not be accepted. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.
•	If a check or ACH transaction does not clear your bank, the funds reserve the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.

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By Systematic Investment Plan. After you have established an account, you may add to your investment on a regular basis:

•	by having $100 or more automatically withdrawn from your bank account on a periodic basis and invested in additional shares of the fund, or
•	through automatic monthly exchanges into the fund from certain Nuveen Mutual Funds of the same class.

You may apply for participation in either of these programs through your financial intermediary or by calling Nuveen Investor Services at (800) 257-8787.

Purchasing Class R Shares

Eligible retirement plans generally may open an account and purchase Class R shares by contacting any financial intermediary or plan administrator authorized to sell the funds’ shares. Participants in retirement plans generally must contact the plan’s administrator to purchase shares.

Share purchases by eligible retirement plans are generally made by wire transfer. You cannot purchase shares by wire on days when federally chartered banks are closed.

Purchase orders from a retirement plan or participant in the plan must be received by the financial intermediary or plan administrator by the time specified by that institution to be assured same day processing. In order for shares to be purchased at that day’s price, the funds must receive the purchase order from the financial intermediary or plan administrator by 3:00 p.m. Central time. It is the responsibility of the financial intermediary or plan administrator to promptly transmit orders to the funds.

Purchasing Class Y Shares

You may purchase Class Y shares by calling your financial intermediary. When purchasing shares, payment must generally be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The funds reserve the right to impose minimum investment amounts on clients of financial intermediaries that charge the funds or the advisor transaction or recordkeeping fees.

By Systematic Investment Plan. You may add to your investment on a regular, automatic basis through a systematic investment plan. You may apply for participation in this program through your financial intermediary.

Redeeming Fund Shares

Redeeming Class A, Class B, and Class C Shares

When you redeem shares, the proceeds are normally sent on the next business day, but in no event more than seven days, after your request is received in proper form.

By Phone. If you purchased shares through a financial intermediary, simply call them to redeem your shares.

If you did not purchase shares through a financial intermediary, you may redeem your shares by calling Nuveen Investor Services at (800) 257-8787. Proceeds can be wired to your bank account (if you have previously supplied your bank account information to the fund) or sent to you by check. The funds charge a $15 fee for wire redemptions, but have the right to waive this fee for shares redeemed through certain financial intermediaries and by certain accounts. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within two to three business days. The funds reserve the right to limit telephone redemptions to $50,000 per account per day.

If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

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By Mail. To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

Regular U.S. Mail:	Overnight Express Mail:

Nuveen Mutual Funds	Nuveen Mutual Funds
P.O. Box 3011	615 East Michigan Street
Milwaukee, WI 53201-3011	Milwaukee, WI 53202

Your request should include the following information:

•	name of the fund
•	account number
•	dollar amount or number of shares redeemed
•	name on the account
•	signatures of all registered account owners

After you have established your account, signatures on a written request must be guaranteed if:

•	you would like redemption proceeds to be paid to any person, address, or bank account other than that on record.
•	you would like the redemption check mailed to an address other than the address on the fund’s records, or you have changed the address on the fund’s records within the last 30 days.
•	your redemption request is in excess of $50,000.
•	bank information related to an automatic investment plan, telephone purchase or telephone redemption has changed.

In addition to the situations described above, the funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

By Wire. You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the funds have your bank account information on file. If the funds do not have this information, you will need to send written instructions with your bank’s name and a voided check or pre-printed savings account deposit slip. You must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.

By Systematic Withdrawal Plan. If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. You may set up a systematic withdrawal when you complete a new account form or by calling your financial intermediary. You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Redeeming Class R Shares

Participants in retirement plans generally must contact the plan’s administrator to redeem Class R shares. Redemption requests from a retirement plan or participant in the plan must be received by the financial intermediary or plan administrator by the time specified by that institution to be assured same day processing. In order for shares to be sold at that day’s price, the funds must receive the redemption request from the financial intermediary or plan administrator by 3:00 p.m. Central time. It is the responsibility of the financial intermediary or plan administrator to promptly transmit orders to the funds.

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If the funds receive a redemption request by 3:00 p.m. Central time, payment of the redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

Redeeming Class Y Shares

You may redeem Class Y shares by calling your financial intermediary. If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

By Systematic Withdrawal Plan. You may redeem a specific dollar amount from your account, on a regular, automatic basis through a systematic withdrawal plan. You may apply for participation in this program through your financial intermediary. You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Exchanging Fund Shares

Exchanging Shares

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging, and, if your shares are held with a financial intermediary, the financial intermediary must have the operational capacity to support exchanges. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statements of additional information for details.

The funds may change or cancel their exchange policy at any time upon 60 days’ notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges or reject any exchange.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Additional Information on Purchasing, Redeeming, and Exchanging Fund Shares

Calculating Net Asset Value

The funds generally calculate their NAVs as of 3:00 p.m. Central time every day the New York Stock Exchange is open. The funds do not calculate their NAVs on national holidays, or any other days, on which the NYSE is closed for trading.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares.

Investments and other assets will be valued at their market values. For securities traded on an exchange, we receive the price as reported by the exchange from one or more independent pricing services that have been approved by the funds’ board of directors. These independent pricing services also provide security valuations for certain other investments not traded on an exchange. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the funds’ board of directors. The types of securities for which such fair value pricing might be required include, but are not limited to:

•	Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;

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•	Securities whose trading has been halted or suspended;
•	Fixed-income securities that have gone into default and for which there is no current market value quotation; and
•	Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Nuveen Global Infrastructure Fund, Nuveen International Fund, and Nuveen International Select Fund will hold portfolio securities that trade on weekends or other days when the funds do not price their shares. Therefore, the net asset value of the shares of these funds may change on days when shareholders will not be able to purchase or redeem their fund shares.

Frequent Trading of Fund Shares

The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds’ need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The funds’ Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions. The funds may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the funds. Despite the funds’ efforts to detect and prevent frequent trading, the funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The funds’ distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the funds through such accounts. Technical limitations in operational systems at such intermediaries or at the distributor may also limit the funds’ ability to detect and prevent frequent trading. In addition, the funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the funds’ Frequent Trading Policy and may be approved for use in instances where the funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may

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be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to fund shareholders. The funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objective, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

Telephone Transactions

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include recording telephone conversations.

Once a telephone transaction has been placed, it generally cannot be canceled or modified.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Accounts with Low Balances

Each fund reserves the right to liquidate or assess a low balance fee to any account holding a balance that is less than the account balance minimum of $1,000 for any reason, including market fluctuation.

If the funds elect to liquidate or assess a low balance fee, then annually, on or about the second Wednesday of August, the funds will assess a $15 low balance account fee to certain retirement accounts, education savings plans, and UGMA/UTMA accounts that have balances under the account balance minimum. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication reminding them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation.

An intermediary may apply its own procedures in attempting to comply with the funds’ low balance account policy.

Redemption in Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, if you redeem more than $250,000 of a fund’s assets within a 30-day period, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of securities from the fund’s portfolio instead of cash. The advisor will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with these securities until their disposition.

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Dividends and Distributions

Dividends from net investment income are normally declared and paid quarterly for Nuveen Equity Income Fund and Nuveen Real Estate Securities Fund. For each other fund, dividends from net investment income, if any, are normally declared and paid annually. For each of the funds, any capital gains are normally distributed at least once each year.

On the ex-dividend date for a distribution, a fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, unless you request that distributions be paid in cash or reinvested in another Nuveen Mutual Fund with respect to which this dividend reinvestment option is available. This request may be made on your new account form, by contacting your financial intermediary, or by calling Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the statement of additional information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Non-U.S. Income Tax Considerations

Investment income that the funds receive from their non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

Please consult the statement of additional information and your tax advisor for more information about taxes.

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Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Tax Credit

A regulated investment company more than 50% of the value of whose assets consists of stock or securities in foreign corporations at the close of the taxable year may, for such taxable year, pass the regulated investment company’s foreign tax credits through to its investors.

More information about tax considerations that may affect the funds and their shareholders appears in the funds’ statement of additional information.

Compensation Paid to Financial Intermediaries

Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen Investments and the distributor of the funds, receives any front-end sales charge or CDSC that you pay and any 12b-1 fees paid by the funds. From this revenue, the distributor will pay financial intermediaries for the services they provide. The funds’ distributor retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The funds’ advisor and/or distributor may make additional payments to intermediaries from their own assets, as described below under “Additional Payments to Financial Intermediaries.”

Sales Charge Reallowance

The distributor pays (or “reallows”) a portion of the front-end sales charge on Class A shares to your financial intermediary, as follows:

Maximum Reallowance
Purchase Amount	as a % of Purchase Price

Less than $50,000	5.00%
$50,000 - $99,999	4.00%
$100,000 - $249,999	3.25%
$250,000 - $499,999	2.25%
$500,000 - $999,999	1.75%
$1 million and over	0.00%

Sales Commissions

There is no initial sales charge on Class A share purchases of $1 million or more. However, your financial intermediary may receive a commission of up to 1% on your purchase. Although you pay no front-end sales charge when you buy Class C shares, the funds’ distributor pays a sales commission of 1% of the amount invested to intermediaries selling Class C shares.

12b-1 Fees

The funds’ distributor uses the 12b-1 shareholder servicing fee to compensate financial intermediaries for administrative services performed on behalf of the intermediaries’ customers. These intermediaries receive shareholder servicing fees of up to 0.25% of a fund’s Class A, Class B, Class C, and Class R share average daily net assets attributable to shares sold through them. For Class A and Class R shares, the distributor begins to pay shareholder servicing fees to these intermediaries immediately after you purchase shares. For Class B and Class C shares, the distributor begins to pay shareholder servicing fees to these intermediaries one year after you purchase shares, but only if you continue to hold the shares at that time.

The funds’ distributor uses the 12b-1 distribution fee to compensate financial intermediaries for the sale of fund shares to their customers. The funds’ distributor pays intermediaries that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds’ distributor pays intermediaries that sell Class R shares a 0.25% annual distribution fee beginning immediately after you purchase shares. The funds’ distributor retains the Class B

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share 0.75% annual distribution fee in order to finance the payment of sales commissions to intermediaries that sold Class B shares.

In all cases, intermediaries continue to receive 12b-1 fees for as long as you hold fund shares.

Additional Payments to Financial Intermediaries

In addition to sales commissions and certain payments from distribution and service fees to financial intermediaries as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers, but may also include the payment of a lump sum for services provided. The level of payments that Nuveen is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. Nuveen may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the funds to you. The intermediary may elevate the prominence or profile of the funds within the intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the advisor and/or the distributor preferential or enhanced opportunities to promote the funds in various ways within the intermediary’s organization.

Fund Service Providers

The custodians of the assets of the funds are U.S. Bank National Association (“U.S. Bank”) and State Street Bank and Trust Company. U.S. Bank, 60 Livingston Avenue, St. Paul, MN 55101, acts as the custodian for each fund other than Global Infrastructure Fund, International Fund, and International Select Fund. State Street Bank and Trust Company, 2 Avenue de Lafayette, LCC/5 Boston, MA 02111, acts as the custodian for the Global Infrastructure Fund, International Fund and International Select Fund. U.S. Bancorp Fund Services LLC, 615 East Michigan St., Milwaukee, WI 53202, acts as the funds’ transfer agent and as such performs bookkeeping and data processing for the maintenance of shareholder accounts.

Staying Informed

Shareholder Reports

Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the report of independent registered public accounting firm. In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one

Section 4  Shareholder Information  91

report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Nuveen Investor Services at (800) 257-8787.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations generally are mailed following each purchase or sale of fund shares, but some transactions, such as systematic purchases and dividend reinvestments, are reported on your account statement. Generally, the funds do not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Nuveen Investor Services at (800) 257-8787.

 92
Section 4  Shareholder Information

Section 5  Financial Highlights

The tables that follow present performance information about the share classes of each fund offered during the most recently completed fiscal year. This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period of operations for the fund or class of shares. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request.

Nuveen Equity Income Fund

					Less Distributions
	Per Share Data									Ratios/Supplemental Data
		Investment Operations												Ratio of Net
			Realized										Ratio of	Investment
	Net		and					Net		Net		Ratio of Net	Expenses to	Income to
	Asset		Unrealized		Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average Net	Average
	Value,	Net	Gains	Total From	(From Net	(From Net		Value,		End of	Expenses to	Income to	Assets	Net Assets	Portfolio
	Beginning of	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	Average	Average	(Excluding	(Excluding	Turnover
	Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(3)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares

Fiscal year ended October 31,
2009(1)	$10.09	0.29	0.71	1.00	(0.33)	—	(0.33)	$10.76	10.32%	$100,059	1.19%	3.00%	1.19%	3.00%	48%
2008(1)	$16.43	0.33	(5.28)	(4.95)	(0.29)	(1.10)	(1.39)	$10.09	(32.51)%	$100,824	1.17%	2.45%	1.17%	2.45%	32%
2007(1)	$15.90	0.29	1.96	2.25	(0.29)	(1.43)	(1.72)	$16.43	15.24%	$179,379	1.16%	1.83%	1.16%	1.83%	20%
2006(1)	$13.67	0.20	2.32	2.52	(0.21)	(0.08)	(0.29)	$15.90	18.66%	$171,814	1.18%	1.40%	1.18%	1.40%	23%
Fiscal period ended October 31,
2005(1,2)	$13.89	0.01	(0.22)	(0.21)	(0.01)	—	(0.01)	$13.67	(1.53)%	$171,998	1.20%	0.70%	1.20%	0.70%	—
Fiscal year ended September 30,
2005(1)	$12.77	0.20	1.15	1.35	(0.22)	(0.01)	(0.23)	$13.89	10.65%	$176,878	1.16%	1.51%	1.19%	1.48%	27%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Section 5  Financial Highlights  93

	Per Share Data									Ratios/Supplemental Data
														Ratio of Net
		Investment Operations			Less Distributions									Investment
			Realized									Ratio of Net	Ratio of	Income
	Net		and					Net		Net		Investment	Expenses to	(Loss) to
	Asset		Unrealized	Total	Dividends	Distributions		Asset		Assets,	Ratio of	Income	Average	Average
	Value,	Net	Gains	From	(From Net	(From Net		Value,		End of	Expenses to	(Loss) to	Net Assets	Net Assets	Portfolio
	Beginning of	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	Average	Average	(Excluding	(Excluding	Turnover
	Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(3)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class B Shares

Fiscal year ended October 31,
2009(1)	$9.96	0.22	0.68	0.90	(0.25)	—	(0.25)	$10.61	9.41%	$7,237	1.94%	2.28%	1.94%	2.28%	48%
2008(1)	$16.23	0.22	(5.19)	(4.97)	(0.20)	(1.10)	(1.30)	$9.96	(32.95)%	$9,113	1.92%	1.69%	1.92%	1.69%	32%
2007(1)	$15.75	0.17	1.94	2.11	(0.20)	(1.43)	(1.63)	$16.23	14.40%	$16,893	1.91%	1.09%	1.91%	1.09%	20%
2006(1)	$13.57	0.09	2.30	2.39	(0.13)	(0.08)	(0.21)	$15.75	17.76%	$19,845	1.93%	0.65%	1.93%	0.65%	23%

Fiscal period ended October 31,
2005(1,2)	$13.79	—	(0.22)	(0.22)	—	—	—	$13.57	(1.60)%	$21,003	1.95%	(0.05)%	1.95%	(0.05)%	—

Fiscal year ended September 30,
2005(1)	$12.68	0.10	1.14	1.24	(0.12)	(0.01)	(0.13)	$13.79	9.86%	$21,639	1.91%	0.78%	1.94%	0.75%	27%

Class C Shares

Fiscal year ended October 31,
2009(1)	$9.98	0.21	0.69	0.90	(0.25)	—	(0.25)	$10.63	9.41%	$4,921	1.94%	2.23%	1.94%	2.23%	48%
2008(1)	$16.26	0.22	(5.20)	(4.98)	(0.20)	(1.10)	(1.30)	$9.98	(32.95)%	$4,625	1.92%	1.69%	1.92%	1.69%	32%
2007(1)	$15.78	0.17	1.94	2.11	(0.20)	(1.43)	(1.63)	$16.26	14.37%	$9,241	1.91%	1.09%	1.91%	1.09%	20%
2006(1)	$13.59	0.10	2.30	2.40	(0.13)	(0.08)	(0.21)	$15.78	17.80%	$11,225	1.93%	0.68%	1.93%	0.68%	23%

Fiscal period ended October 31,
2005(1,2)	$13.81	—	(0.22)	(0.22)	—	—	—	$13.59	(1.59)%	$15,313	1.95%	(0.05)%	1.95%	(0.05)%	—

Fiscal year ended September 30,
2005(1)	$12.70	0.11	1.13	1.24	(0.12)	(0.01)	(0.13)	$13.81	9.84%	$16,128	1.91%	0.79%	1.94%	0.76%	27%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

 94
Section 5  Financial Highlights

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions							Ratio of		Ratio of Net
	Net		Realized									Net	Ratio of	Investment
	Asset		and					Net		Net	Ratio of	Investment	Expenses to	Income to
	Value,		Unrealized	Total	Dividends	Distributions		Asset		Assets,	Expenses to	Income to	Average	Average
	Beginning	Net	Gains	From	(From Net	(From Net		Value,		End of	Average	Average	Net Assets	Net Assets	Portfolio
	of	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	Net	Net	(Excluding	(Excluding	Turnover
	Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(3,4)	(000)	Assets	Assets	Waivers)	Waivers)	Rate

Class R Shares(1)

Fiscal year ended October 31,
2009(2)	$10.08	0.28	0.68	0.96	(0.28)	—	(0.28)	$10.76	9.92%	$122	1.45%	2.94%	1.45%	2.94%	48%
2008(2)	$16.41	0.29	(5.26)	(4.97)	(0.26)	(1.10)	(1.36)	$10.08	(32.64)%	$535	1.42%	2.20%	1.42%	2.20%	32%
2007(2)	$15.88	0.23	1.98	2.21	(0.25)	(1.43)	(1.68)	$16.41	14.98%	$940	1.41%	1.48%	1.41%	1.48%	20%
2006(2)	$13.66	0.17	2.31	2.48	(0.18)	(0.08)	(0.26)	$15.88	18.33%	$511	1.43%	1.14%	1.57%	1.00%	23%

Fiscal period ended October 31,
2005(2,3)	$13.88	0.01	(0.23)	(0.22)	—	—	—	$13.66	(1.55)%	$418	1.45%	0.45%	1.60%	0.30%	—

Fiscal year ended September 30,
2005(2)	$12.78	0.11	1.20	1.31	(0.20)	(0.01)	(0.21)	$13.88	10.33%	$415	1.41%	0.83%	1.59%	0.65%	27%

Class Y Shares

Fiscal year ended October 31,
2009(2)	$10.18	0.32	0.70	1.02	(0.35)	—	(0.35)	$10.85	10.51%	$570,690	0.94%	3.25%	0.94%	3.25%	48%
2008(2)	$16.55	0.36	(5.30)	(4.94)	(0.33)	(1.10)	(1.43)	$10.18	(32.29)%	$574,162	0.92%	2.70%	0.92%	2.70%	32%
2007(2)	$16.00	0.33	1.98	2.31	(0.33)	(1.43)	(1.76)	$16.55	15.54%	$1,061,433	0.91%	2.09%	0.91%	2.09%	20%
2006(2)	$13.76	0.24	2.33	2.57	(0.25)	(0.08)	(0.33)	$16.00	18.89%	$1,129,971	0.93%	1.65%	0.93%	1.65%	23%

Fiscal period ended October 31,
2005(2,3)	$13.98	0.01	(0.21)	(0.20)	(0.01)	(0.01)	(0.02)	$13.76	(1.50)%	$1,169,267	0.95%	0.95%	0.95%	0.95%	—

Fiscal year ended September 30,
2005(2)	$12.85	0.24	1.15	1.39	(0.25)	(0.01)	(0.26)	$13.98	10.94%	$1,206,483	0.91%	1.80%	0.94%	1.77%	27%

(1)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.
(2)	Per share data calculated using average shares outstanding method.
(3)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(4)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Section 5  Financial Highlights  95

Nuveen Large Cap Growth Opportunities Fund

	Per Share Data										Ratios/Supplemental Data
													Ratio of		Ratio of Net
		Investment Operations			Less Distributions								Net		Investment
			Realized										Investment	Ratio of	Income
	Net		and						Net		Net	Ratio of	Income	Expenses to	(Loss) to
	Asset	Net	Unrealized	Total	Dividends	Distributions	Distributions		Asset		Assets,	Expenses to	(Loss) to	Average	Average
	Value,	Investment	Gains	From	(From Net	(From Net	(from		Value,		End of	Average	Average	Net Assets	Net Assets	Portfolio
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Return of	Total	End of	Total	Period	Net	Net	(Excluding	(Excluding	Turnover
	of Period	(Loss)	Investments	Operations	Income)	Gains)	Capital)	Distributions	Period	Return(4)	(000)	Assets	Assets	Waivers)	Waivers)	Rate

Class A Shares

Fiscal year ended October 31,
2009(1)	$21.52	0.05	2.68	2.73	(0.02)	—	—	(0.02)	$24.23	12.73%	$56,963	1.22%	0.24%	1.22%	0.24%	112%
2008(1)	$36.27	0.02	(11.65)	(11.63)	—	(3.12)	—	(3.12)	$21.52	(34.81)%	$53,430	1.20%	0.07%	1.20%	0.07%	92%
2007(1)	$29.58	(0.05)	7.08	7.03	—	(0.34)	—	(0.34)	$36.27	24.01%	$96,514	1.19%	(0.15)%	1.19%	(0.15)%	102%
2006(1)	$27.86	(0.02)	1.74	1.72	—	—	—	—	$29.58	6.17%	$90,285	1.19%	(0.07)%	1.19%	(0.07)%	94%
Fiscal period ended October 31,
2005(1,2)	$28.02	(0.01)	(0.15)	(0.16)	—	—	—	—	$27.86	(0.57)%	$104,960	1.21%	(0.47)%	1.21%	(0.47)%	6%
Fiscal year ended September 30,
2005(1)	$25.00	(0.01)	3.08	3.07	(0.04)	—	(0.01)	(0.05)	$28.02	12.30%	$107,079	1.17%	(0.03)%	1.20%	(0.06)%	103%
Class B Shares

Fiscal year ended October 31,
2009(1)	$19.93	(0.09)	2.47	2.38	—	—	—	—	$22.31	11.94%	$4,749	1.97%	(0.48)%	1.97%	(0.48)%	112%
2008(1)	$34.08	(0.19)	(10.84)	(11.03)	—	(3.12)	—	(3.12)	$19.93	(35.33)%	$5,907	1.95%	(0.68)%	1.95%	(0.68)%	92%
2007(1)	$28.01	(0.27)	6.68	6.41	—	(0.34)	—	(0.34)	$34.08	23.13%	$11,955	1.94%	(0.90)%	1.94%	(0.90)%	102%
2006(1)	$26.58	(0.22)	1.65	1.43	—	—	—	—	$28.01	5.38%	$13,990	1.94%	(0.82)%	1.94%	(0.82)%	94%
Fiscal period ended October 31,
2005(1,2)	$26.75	(0.03)	(0.14)	(0.17)	—	—	—	—	$26.58	(0.64)%	$19,601	1.96%	(1.22)%	1.96%	(1.22)%	6%
Fiscal year ended September 30,
2005(1)	$24.02	(0.20)	2.96	2.76	(0.02)	—	(0.01)	(0.03)	$26.75	11.47%	$20,239	1.92%	(0.77)%	1.95%	(0.80)%	103%
Class C Shares

Fiscal year ended October 31,
2009(1)	$20.38	(0.10)	2.53	2.43	—	—	—	—	$22.81	11.92%	$4,509	1.97%	(0.51)%	1.97%	(0.51)%	112%
2008(1)	$34.77	(0.19)	(11.08)	(11.27)	—	(3.12)	—	(3.12)	$20.38	(35.31)%	$4,368	1.95%	(0.68)%	1.95%	(0.68)%	92%
2007(1)	$28.58	(0.28)	6.81	6.53	—	(0.34)	—	(0.34)	$34.77	23.09%	$8,506	1.94%	(0.90)%	1.94%	(0.90)%	102%
2006(1)	$27.12	(0.23)	1.69	1.46	—	—	—	—	$28.58	5.38%	$8,424	1.94%	(0.82)%	1.94%	(0.82)%	94%
Fiscal period ended October 31,
2005(1,2)	$27.29	(0.03)	(0.14)	(0.17)	—	—	—	—	$27.12	(0.62)%	$10,739	1.96%	(1.22)%	1.96%	(1.22)%	6%
Fiscal year ended September 30,
2005(1)	$24.51	(0.20)	3.00	2.80	(0.01)	—	(0.01)	(0.02)	$27.29	11.44%	$11,147	1.92%	(0.78)%	1.95%	(0.81)%	103%
Class R Shares(5)

Fiscal year ended October 31,
2009(1)	$21.26	(0.01)	2.67	2.66	—	—	—	—	$23.92	12.51%	$667	1.47%	(0.05)%	1.47%	(0.05)%	112%
2008(1)	$35.97	(0.05)	(11.54)	(11.59)	—	(3.12)	—	(3.12)	$21.26	(35.00)%	$454	1.45%	(0.18)%	1.45%	(0.18)%	92%
2007(1)	$29.41	(0.12)	7.02	6.90	—	(0.34)	—	(0.34)	$35.97	23.70%	$566	1.44%	(0.39)%	1.44%	(0.39)%	102%
2006(1)	$27.78	(0.09)	1.72	1.63	—	—	—	—	$29.41	5.87%	$558	1.44%	(0.32)%	1.57%	(0.45)%	94%
Fiscal period ended October 31,
2005(1,2)	$27.94	(0.02)	(0.14)	(0.16)	—	—	—	—	$27.78	(0.57)%	$290	1.46%	(0.72)%	1.61%	(0.87)%	6%
Fiscal year ended September 30,
2005(1)	$24.98	(0.16)	3.17	3.01	(0.05)	—	— (3)	(0.05)	$27.94	12.04%	$290	1.42%	(0.57)%	1.60%	(0.75)%	103%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Includes a tax return of capital of less than $0.01.
(4)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(5)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

 96
Section 5  Financial Highlights

	Per Share Data										Ratios/Supplemental Data
		Investment Operations			Less Distributions								Ratio of Net		Ratio of
			Realized										Investment	Ratio of	Net Investment
			and										Income	Expenses to	Income (Loss) to
	Net Asset	Net	Unrealized		Dividends	Distributions	Distributions		Net Asset			Ratio of	(Loss) to	Average	Average
	Value,	Investment	Gains	Total from	(from Net	(from Net	(from		Value,		Net Assets,	Expenses to	Average	Net Assets	Net Assets	Portfolio
	Beginning of	Income	(Losses) on	Investment	Investment	Realized	Return of	Total	End of	Total	End of Period	Average Net	Net	(Excluding	(Excluding	Turnover
	Period	(Loss)	Investments	Operations	Income)	Gains)	Capital)	Distributions	Period	Return(3)	(000)	Assets	Assets	Waivers)	Waivers)	Rate

Class Y Shares

Fiscal year ended October 31,
2009(1)	$22.31	0.11	2.77	2.88	(0.10)	—	—	(0.10)	$25.09	13.02%	$482,222	0.97%	0.48%	0.97%	0.48%	112%
2008(1)	$37.42	0.10	(12.07)	(11.97)	(0.02)	(3.12)	—	(3.14)	$22.31	(34.65)%	$417,337	0.95%	0.32%	0.95%	0.32%	92%
2007(1)	$30.48	0.03	7.30	7.33	(0.05)	(0.34)	—	(0.39)	$37.42	24.32%	$749,865	0.94%	0.11%	0.94%	0.11%	102%
2006(1)	$28.64	0.05	1.79	1.84	—	—	—	—	$30.48	6.42%	$793,853	0.94%	0.18%	0.94%	0.18%	94%

Fiscal period ended October 31,
2005(1,2)	$28.79	(0.01)	(0.14)	(0.15)	—	—	—	—	$28.64	(0.52)%	$849,194	0.96%	(0.22)%	0.96%	(0.22)%	6%

Fiscal year ended September 30,
2005(1)	$25.63	0.07	3.15	3.22	(0.04)	—	(0.02)	(0.06)	$28.79	12.58%	$849,382	0.92%	0.26%	0.95%	0.23%	103%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return would have been lower had certain expenses not been waived.

Section 5  Financial Highlights  97

Nuveen Large Cap Select Fund

	Per Share Data									Ratios/Supplemental Data
														Ratio of
														Net
		Investment Operations			Less Distributions									Investment
	Net		Realized									Ratio of Net	Ratio of	Income
	Asset		and					Net		Net		Investment	Expenses to	(Loss) to
	Value,		Unrealized	Total	Dividends	Distributions		Asset		Assets,	Ratio of	Income	Average	Average
	Beginning	Net	Gains	From	(From Net	(From Net		Value,		End of	Expenses to	(Loss) to	Net Assets	Net Assets	Portfolio
	of	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	Average	Average	(Excluding	(excluding	Turnover
	Period	Income/(Loss)	Investments	Operations	Income)	Gains)	Distributions	Period	Return(3)	(000)	Net Assets	Net Assets	Waivers)	waivers)	Rate

Class A Shares

Fiscal year ended October 31,
2009(1)	$8.83	0.04	0.97	1.01	(0.04)	—	(0.04)	$9.80	11.54%	$3,292	1.29%	0.52%	1.29%	0.52%	185%
2008(1)	$17.05	0.06	(6.04)	(5.98)	(0.04)	(2.20)	(2.24)	$8.83	(39.81)%	$3,608	1.21%	0.49%	1.21%	0.49%	210%
2007(1)	$15.18	0.03	2.12	2.15	(0.03)	(0.25)	(0.28)	$17.05	14.36%	$7,998	1.19%	0.20%	1.19%	0.20%	138%
2006(1)	$14.30	0.06	1.48	1.54	(0.06)	(0.60)	(0.66)	$15.18	11.07%	$7,152	1.20%	0.41%	1.20%	0.41%	112%
Fiscal period ended October 31,
2005(1,2)	$14.47	—	(0.17)	(0.17)	—	—	—	$14.30	(1.17)%	$5,682	1.19%	(0.20)%	1.19%	(0.20)%	8%
Fiscal year ended September 30,
2005(1)	$12.52	0.06	2.15	2.21	(0.06)	(0.20)	(0.26)	$14.47	17.83%	$5,299	1.17%	0.41%	1.22%	0.36%	176%

Class C Shares
Fiscal year ended October 31,
2009(1)	$8.56	(0.02)	0.93	0.91	(0.01)	—	(0.01)	$9.46	10.64%	$186	2.05%	(0.23)%	2.05%	(0.23)%	185%
2008(1)	$16.69	(0.03)	(5.90)	(5.93)	—	(2.20)	(2.20)	$8.56	(40.38)%	$180	1.96%	(0.26)%	1.96%	(0.26)%	210%
2007(1)	$14.95	(0.09)	2.08	1.99	—	(0.25)	(0.25)	$16.69	13.45%	$325	1.94%	(0.57)%	1.94%	(0.57)%	138%
2006(1)	$14.13	(0.05)	1.48	1.43	(0.01)	(0.60)	(0.61)	$14.95	10.36%	$248	1.95%	(0.35)%	1.95%	(0.35)%	112%
Fiscal period ended October 31,
2005(1,2)	$14.31	(0.01)	(0.17)	(0.18)	—	—	—	$14.13	(1.26)%	$180	1.94%	(0.95)%	1.94%	(0.95)%	8%
Fiscal year ended September 30,
2005(1)	$12.43	(0.05)	2.14	2.09	(0.01)	(0.20)	(0.21)	$14.31	16.91%	$182	1.92%	(0.35)%	1.97%	(0.40)%	176%

Class R Shares(4)
Fiscal year ended October 31,
2009(1)	$8.78	0.01	0.98	0.99	(0.03)	—	(0.03)	$9.74	11.31%	$66	1.56%	0.12%	1.56%	0.12%	185%
2008(1)	$16.97	0.03	(6.00)	(5.97)	(0.02)	(2.20)	(2.22)	$8.78	(39.94)%	$20	1.46%	0.24%	1.46%	0.24%	210%
2007(1)	$15.12	—	2.11	2.11	(0.01)	(0.25)	(0.26)	$16.97	14.09%	$37	1.44%	0.02%	1.44%	0.02%	138%
2006(1)	$14.26	0.01	1.49	1.50	(0.04)	(0.60)	(0.64)	$15.12	10.79%	$118	1.45%	0.08%	1.57%	(0.04)%	112%
Fiscal period ended October 31,
2005(1,2)	$14.43	(0.01)	(0.16)	(0.17)	—	—	—	$14.26	(1.18)%	$2	1.44%	(0.45)%	1.59%	(0.60)%	8%
Fiscal year ended September 30,
2005(1)	$12.49	0.02	2.15	2.17	(0.03)	(0.20)	(0.23)	$14.43	17.54%	$2	1.42%	0.14%	1.62%	(0.06)%	176%

Class Y Shares
Fiscal year ended October 31,
2009(1)	$8.87	0.07	0.96	1.03	(0.05)	—	(0.05)	$9.85	11.81%	$147,231	1.04%	0.82%	1.04%	0.82%	185%
2008(1)	$17.10	0.09	(6.05)	(5.96)	(0.07)	(2.20)	(2.27)	$8.87	(39.63)%	$207,904	0.96%	0.74%	0.96%	0.74%	210%
2007(1)	$15.22	0.07	2.13	2.20	(0.07)	(0.25)	(0.32)	$17.10	14.65%	$449,201	0.94%	0.45%	0.94%	0.45%	138%
2006(1)	$14.33	0.10	1.49	1.59	(0.10)	(0.60)	(0.70)	$15.22	11.37%	$476,154	0.95%	0.66%	0.95%	0.66%	112%
Fiscal period ended October 31,
2005(1,2)	$14.49	—	(0.16)	(0.16)	—	—	—	$14.33	(1.10)%	$341,061	0.94%	0.05%	0.94%	0.05%	8%
Fiscal year ended September 30,
2005(1)	$12.53	0.09	2.16	2.25	(0.09)	(0.20)	(0.29)	$14.49	18.14%	$329,656	0.92%	0.67%	0.97%	0.62%	176%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(4)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

 98
Section 5  Financial Highlights

Nuveen Large Cap Value Fund

	Per Share Data									Ratios/Supplemental Data
														Ratio of Net
		Investment Operations			Less Distributions							Ratio of		Investment
			Realized									Net	Ratio of	Income
	Net		and					Net		Net	Ratio of	Investment	Expenses to	(Loss) to
	Asset		Unrealized	Total	Dividends	Distributions		Asset		Assets,	Expenses to	Income	Average Net	Average
	Value,	Net	Gains	From	(From Net	(From Net		Value,		End of	Average	(Loss) to	Assets	Net Assets	Portfolio
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	Net	Average	(Excluding	(Excluding	Turnover
	of Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(3)	(000)	Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares

Fiscal year ended October 31,
2009(1)	$12.88	0.18	0.22	0.40	(0.14)	—	(0.14)	$13.14	3.24%	$55,401	1.22%	1.49%	1.22%	1.49%	68%
2008(1)	$22.61	0.25	(7.02)	(6.77)	(0.16)	(2.80)	(2.96)	$12.88	(34.00)%	$60,870	1.19%	1.41%	1.19%	1.41%	90%
2007(1)	$22.12	0.23	2.19	2.42	(0.24)	(1.69)	(1.93)	$22.61	11.60%	$113,223	1.17%	1.05%	1.17%	1.05%	81%
2006(1)	$19.56	0.21	3.19	(3.40)	(0.21)	(0.63)	(0.84)	$22.12	17.93%	$115,438	1.19%	1.05%	1.19%	1.05%	55%

Fiscal period ended October 31,
2005(1,2)	$20.06	—	(0.50)	(0.50)	—	—	—	$19.56	(2.48)%	$118,443	1.21%	(0.17)%	1.21%	(0.17)%	2%

Fiscal year ended September 30,
2005(1)	$17.21	0.17	2.85	3.02	(0.17)	—	(0.17)	$20.06	17.62%	$121,809	1.17%	0.90%	1.20%	0.87%	61%
Class B Shares
Fiscal year ended October 31,
2009(1)	$12.39	0.09	0.21	0.30	(0.08)	—	(0.08)	$12.61	2.48%	$2,266	1.97%	0.83%	1.97%	0.83%	68%
2008(1)	$21.92	0.11	(6.77)	(6.66)	(0.07)	(2.80)	(2.87)	$12.39	(34.51)%	$3,750	1.94%	0.65%	1.94%	0.65%	90%
2007(1)	$21.54	0.07	2.12	2.19	(0.12)	(1.69)	(1.81)	$21.92	10.76%	$7,973	1.92%	0.31%	1.92%	0.31%	81%
2006(1)	$19.12	0.06	3.11	3.17	(0.12)	(0.63)	(0.75)	$21.54	17.04%	$9,815	1.94%	0.32%	1.94%	0.32%	55%

Fiscal period ended October 31,
2005(1,2)	$19.62	(0.01)	(0.49)	(0.50)	—	—	—	$19.12	(2.55)%	$13,826	1.96%	(0.92)%	1.96%	(0.92)%	2%

Fiscal year ended September 30,
2005(1)	$16.87	0.03	2.78	2.81	(0.06)	—	(0.06)	$19.62	16.70%	$14,876	1.92%	0.15%	1.95%	0.12%	61%
Class C Shares

Fiscal year ended October 31,
2009(1)	$12.59	0.09	0.21	0.30	(0.08)	—	(0.08)	$12.81	2.47%	$2,016	1.97%	0.76%	1.97%	0.76%	68%
2008(1)	$22.21	0.11	(6.86)	(6.75)	(0.07)	(2.80)	(2.87)	$12.59	(34.46)%	$2,643	1.94%	0.66%	1.94%	0.66%	90%
2007(1)	$21.81	0.07	2.14	2.21	(0.12)	(1.69)	(1.81)	$22.21	10.71%	$4,587	1.92%	0.31%	1.92%	0.31%	81%
2006(1)	$19.35	0.06	3.15	3.21	(0.12)	(0.63)	(0.75)	$21.81	17.05%	$5,174	1.94%	0.30%	1.94%	0.30%	55%

Fiscal period ended October 31,
2005(1,2)	$19.85	(0.01)	(0.49)	(0.50)	—	—	—	$19.35	(2.52)%	$5,399	1.96%	(0.92)%	1.96%	(0.92)%	2%

Fiscal period ended September 30,
2005(1)	$17.07	0.03	2.81	2.84	(0.06)	—	(0.06)	$19.85	16.75%	$5,710	1.92%	0.15%	1.95%	0.12%	61%
Class R Shares(4)
Fiscal year ended October 31,
2009(1)	$12.85	0.13	0.23	0.36	(0.12)	—	(0.12)	$13.09	2.96%	$340	1.47%	1.06%	1.47%	1.06%	68%
2008(1)	$22.57	0.20	(6.99)	(6.79)	(0.13)	(2.80)	(2.93)	$12.85	(34.13)%	$174	1.44%	1.18%	1.44%	1.18%	90%
2007(1)	$22.10	0.17	2.17	2.34	(0.18)	(1.69)	(1.87)	$22.57	11.25%	$188	1.42%	0.78%	1.42%	0.78%	81%
2006(1)	$19.55	0.12	3.23	3.35	(0.17)	(0.63)	(0.80)	$22.10	17.63%	$164	1.44%	0.58%	1.55%	0.47%	55%

Fiscal period ended October 31,
2005(1,2)	$20.06	(0.01)	(0.50)	(0.51)	—	—	—	$19.55	(2.54)%	$7	1.46%	(0.42)%	1.61%	(0.57)%	2%

Fiscal period ended September 30,
2005(1)	$17.22	0.12	2.85	2.97	(0.13)	—	(0.13)	$20.06	17.34%	$7	1.42%	0.61%	1.60%	0.43%	61%
Class Y Shares

Fiscal year ended October 31,
2009(1)	$12.95	0.21	0.23	0.44	(0.16)	—	(0.16)	$13.23	3.54%	$335,589	0.97%	1.76%	0.97%	1.76%	68%
2008(1)	$22.69	0.29	(7.04)	(6.75)	(0.19)	(2.80)	(2.99)	$12.95	(33.80)%	$401,006	0.94%	1.66%	0.94%	1.66%	90%
2007(1)	$22.19	0.29	2.18	2.47	(0.28)	(1.69)	(1.97)	$22.69	11.83%	$726,512	0.92%	1.30%	0.92%	1.30%	81%
2006(1)	$19.62	0.26	3.21	3.47	(0.27)	(0.63)	(0.90)	$22.19	18.23%	$825,633	0.94%	1.29%	0.94%	1.29%	55%

Fiscal period ended October 31,
2005(1,2)	$20.12	—	(0.50)	(0.50)	—	—	—	$19.62	(2.47)%	$740,511	0.96%	0.08%	0.96%	0.08%	2%

Fiscal year ended September 30,
2005(1)	$17.26	0.22	2.86	3.08	(0.22)	—	(0.22)	$20.12	17.92%	$764,679	0.92%	1.17%	0.95%	1.14%	61%

Section 5  Financial Highlights  99

(1)	Per share data calculated using average shares outstanding method.
(2)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(4)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.
(5)	Total return would have been lower had certain expenses not been waived.

 100
   Section 5  Financial Highlights

Nuveen Mid Cap Growth Opportunities Fund

	Per Share Data								Ratios/Supplemental Data
													Ratio of Net
		Investment Operations			Less Distributions						Ratio of		Investment
			Realized							Ratio of	Net	Ratio of	Loss to
	Net		and		Distributions		Net		Net	Expenses	Investment	Expenses to	Average
	Asset		Unrealized	Total	(From		Asset		Assets,	to	Loss to	Average	Net
	Value,	Net	Gains	From	Net		Value,		End of	Average	Average	Net Assets	Assets	Portfolio
	Beginning	Investment	(Losses) on	Investment	Realized	Total	End of	Total	Period	Net	Net	(excluding	(Excluding	Turnover
	of Period	Loss	Investments	Operations	Gains)	Distributions	Period	Return(3)	(000)	Assets	Assets	Waivers)	Waivers)	Rate

Class A Shares

Fiscal year ended October 31,
2009(1)	$23.88	(0.08)	5.03	4.95	—	—	$28.83	20.73%	$231,743	1.23%	(0.33)%	1.23%	(0.33)%	123%
2008(1)	$46.57	(0.16)	(17.86)	(18.02)	(4.67)	(4.67)	$23.88	(42.75)%	$209,052	1.22%	(0.43)%	1.22%	(0.43)%	113%
2007(1)	$41.43	(0.24)	9.19	8.95	(3.81)	(3.81)	$46.57	23.36%	$425,995	1.21%	(0.56)%	1.21%	(0.56)%	96%
2006(1)	$40.77	(0.11)	5.04	4.93	(4.27)	(4.27)	$41.43	12.69%	$322,385	1.23%	(0.26)%	1.23%	(0.26)%	75%

Fiscal period ended October 31
2005(1,2)	$41.55	(0.02)	(0.76)	(0.78)	—	—	$40.77	(1.88)%	$314,830	1.23%	(0.72)%	1.23%	(0.72)%	9%

Fiscal year ended September 30,
2005(1)	$38.19	(0.24)	9.65	9.41	(6.05)	(6.05)	$41.55	26.25%	$317,906	1.21%	(0.62)%	1.24%	(0.65)%	107%
Class B Shares

Fiscal year ended October 31,
2009(1)	$21.22	(0.23)	4.44	4.21	—	—	$25.43	19.84%	$6,762	1.98%	(1.06)%	1.98%	(1.06)%	123%
2008(1)	$42.21	(0.38)	(15.94)	(16.32)	(4.67)	(4.67)	$21.22	(43.18)%	$7,241	1.97%	(1.18)%	1.97%	(1.18)%	113%
2007(1)	$38.15	(0.51)	8.38	7.87	(3.81)	(3.81)	$42.21	22.47%	$15,820	1.96%	(1.31)%	1.96%	(1.31)%	96%
2006(1)	$38.12	(0.38)	4.68	4.30	(4.27)	(4.27)	$38.15	11.83%	$15,605	1.98%	(1.02)%	1.98%	(1.02)%	75%

Fiscal period ended October 31,
2005(1,2)	$38.87	(0.05)	(0.70)	(0.75)	—	—	$38.12	(1.93)%	$14,586	1.98%	(1.47)%	1.98%	(1.47)%	9%

Fiscal year ended September 30,
2005(1)	$36.31	(0.51)	9.12	8.61	(6.05)	(6.05)	$38.87	25.29%	$14,922	1.96%	(1.40)%	1.99%	(1.43)%	107%
Class C Shares

Fiscal year ended October 31,
2009(1)	$22.26	(0.24)	4.65	4.41	—	—	$26.67	19.81%	$12,894	1.98%	(1.07)%	1.98%	(1.07)%	123%
2008(1)	$44.03	(0.40)	(16.70)	(17.10)	(4.67)	(4.67)	$22.26	(43.16)%	$13,011	1.97%	(1.18)%	1.97%	(1.18)%	113%
2007(1)	$39.65	(0.53)	8.72	8.19	(3.81)	(3.81)	$44.03	22.42%	$28,891	1.96%	(1.31)%	1.96%	(1.31)%	96%
2006(1)	$39.46	(0.40)	4.86	4.46	(4.27)	(4.27)	$39.65	11.84%	$19,540	1.98%	(1.02)%	1.98%	(1.02)%	75%

Fiscal period ended October 31,
2005(1,2)	$40.23	(0.05)	(0.72)	(0.77)	—	—	$39.46	(1.91)%	$15,435	1.98%	(1.47)%	1.98%	(1.47)%	9%

Fiscal year ended September 30,
2005(1)	$37.40	(0.53)	9.41	8.88	(6.05)	(6.05)	$40.23	25.27%	$17,079	1.96%	(1.40)%	1.99%	(1.43)%	107%
Class R Shares(4)

Fiscal year ended October 31,
2009(1)	$23.56	(0.14)	4.95	4.81	—	—	$28.37	20.42%	$26,822	1.48%	(0.59)%	1.48%	(0.59)%	123%
2008(1)	$46.11	(0.24)	(17.64)	(17.88)	(4.67)	(4.67)	$23.56	(42.88)%	$21,246	1.47%	(0.69)%	1.47%	(0.69)%	113%
2007(1)	$41.15	(0.34)	9.11	8.77	(3.81)	(3.81)	$46.11	23.06%	$29,490	1.46%	(0.81)%	1.46%	(0.81)%	96%
2006(1)	$40.61	(0.23)	5.04	4.81	(4.27)	(4.27)	$41.15	12.41%	$17,853	1.48%	(0.57)%	1.61%	(0.70)%	75%

Fiscal period ended October 31,
2005(1,2)	$41.40	(0.03)	(0.76)	(0.79)	—	—	$40.61	(1.91)%	$5,502	1.48%	(0.97)%	1.63%	(1.12)%	9%

Fiscal year ended September 30,
2005(1)	$38.15	(0.31)	9.61	9.30	(6.05)	(6.05)	$41.40	25.95%	$5,501	1.46%	(0.77)%	1.64%	(0.95)%	107%

Section 5  Financial Highlights  101

	Per Share Data								Ratios/Supplemental Data
													Ratio of Net
		Investment Operations			Less Distributions						Ratio of		Investment
			Realized							Ratio of	Net	Ratio of	Loss to
	Net		and		Distributions		Net		Net	Expenses	Investment	Expenses to	Average
	Asset		Unrealized	Total	(From		Asset		Assets,	to	Loss to	Average	Net
	Value,	Net	Gains	From	Net		Value,		End of	Average	Average	Net Assets	Assets	Portfolio
	Beginning	Investment	(Losses) on	Investment	Realized	Total	End of	Total	Period	Net	Net	(excluding	(Excluding	Turnover
	of Period	Loss	Investments	Operations	Gains)	Distributions	Period	Return(3)	(000)	Assets	Assets	Waivers)	Waivers)	Rate

Class Y Shares

Fiscal year ended October 31,
2009(1)	$25.57	(0.02)	5.39	5.37	—	—	$30.94	21.00%	$907,825	0.98%	(0.09)%	0.98%	(0.09)%	123%
2008(1)	$49.40	(0.07)	(19.09)	(19.16)	(4.67)	(4.67)	$25.57	(42.59)%	$732,559	0.97%	(0.18)%	0.97%	(0.18)%	113%
2007(1)	$43.62	(0.14	9.73	9.59	(3.81)	(3.81)	$49.40	23.68%	$1,478,374	0.96%	(0.31)%	0.96%	(0.31)%	96%
2006(1)	$42.61	(0.01)	5.29	5.28	(4.27)	(4.27)	$43.62	12.98%	$1,243,776	0.98%	(0.02)%	0.98%	(0.02)%	75%
Fiscal period ended October 31,
2005(1,2)	$43.42	(0.02)	(0.79)	(0.81)	—	—	$42.61	(1.86)%	$1,238,595	0.98%	(0.47)%	0.98%	(0.47)%	9%
Fiscal year ended September 30,
2005(1)	$39.58	(0.16)	10.05	9.89	(6.05)	(6.05)	$43.42	26.57%	$1,273,320	0.96%	(0.40)%	0.99%	(0.43)%	107%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(4)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

 102
   Section 5  Financial Highlights

Nuveen Mid Cap Select Fund(1)

	Per Share Data								Ratios/Supplemental Data
													Ratio of Net
		Investment Operations			Less Distributions						Ratio of		Investment
			Realized								Net	Ratio of	Income
			and								Investment	Expenses	(Loss) to
	Net Asset	Net	Unrealized		Distributions				Net Assets,	Ratio of	Income	to Average	Average
	Value,	Investment	Gains	Total From	(From		Net Asset		End of	Expenses	(Loss) to	Net Assets	Net Assets	Portfolio
	Beginning	Income	(Losses) on	Investment	Net Realized	Total	Value, End	Total	Period	to Average	Average	(Excluding	(Excluding	Turnover
	of Period	(Loss)	Investments	Operations	Gains)	Distributions	of Period	Return(4)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares

Fiscal year ended October 31,
2009(2)	$7.00	0.03	0.62	0.65	—	—	$7.65	9.32%	$12,487	1.41%	0.49%	1.92%	(0.02)%	186%
2008(2)	$10.64	(0.01)	(3.63)	(3.64)	—	—	$7.00	(34.21)%	$12,848	1.41%	(0.13)%	1.60%	(0.32)%	170%
2007(2)	$9.57	(0.02)	1.09	1.07	—	—	$10.64	11.18%	$21,817	1.41%	(0.20)%	1.49%	(0.28)%	151%
2006(2)	$8.03	0.01	1.53	1.54	—	—	$9.57	19.18%	$26,190	1.39%	0.12%	1.46%	0.05%	110%

Fiscal period ended October 31,
2005(2,3)	$8.31	(0.01)	(0.27)	(0.28)	—	—	$8.03	(3.37)%	$22,339	1.34%	(0.86)%	1.34%	(0.86)%	80%

Fiscal year ended September 30,
2005(2)	$7.40	(0.07)	0.98	0.91	—	—	$8.31	12.30%	$23,016	1.42%	(0.83)%	1.50%	(0.91)%	197%
Class B Shares

Fiscal year ended October 31,
2009(2)	$6.01	(0.01)	0.52	0.51	—	—	$6.52	8.49%	$1,691	2.16%	(0.20)%	2.67%	(0.71)%	186%
2008(2)	$9.21	(0.07)	(3.13)	(3.20)	—	—	$6.01	(34.74)%	$2,512	2.16%	(0.88)%	2.35%	(1.07)%	170%
2007(2)	$8.34	(0.08)	0.95	0.87	—	—	$9.21	10.43%	$6,883	2.16%	(0.94)%	2.24%	(1.02)%	151%
2006(2)	$7.06	(0.04)	1.32	1.28	—	—	$8.34	18.13%	$8,689	2.14%	(0.58)%	2.21%	(0.65)%	110%

Fiscal period ended October 31,
2005(2,3)	$7.31	(0.01)	(0.24)	(0.25)	—	—	$7.06	(3.42)%	$10,054	2.09%	(1.61)%	2.09%	(1.61)%	80%

Fiscal year ended September 30,
2005(2)	$6.55	(0.11)	0.87	0.76	—	—	$7.31	11.60%	$10,685	2.17%	(1.59)%	2.25%	(1.67)%	197%
Class C Shares

Fiscal year ended October 31,
2009(2)	$6.56	(0.01)	0.57	0.56	—	—	$7.12	8.54%	$2,526	2.16%	(0.24)%	2.67%	(0.75)%	186%
2008(2)	$10.04	(0.08)	(3.40)	(3.48)	—	—	$6.56	(34.66)%	$3,068	2.16%	(0.88)%	2.35%	(1.07)%	170%
2007(2)	$9.09	(0.09)	1.04	0.95	—	—	$10.04	10.45%	$5,190	2.16%	(0.96)%	2.24%	(1.04)%	151%
2006(2)	$7.69	(0.05)	1.45	1.40	—	—	$9.09	18.21%	$4,986	2.14%	(0.64)%	2.21%	(0.71)%	110%

Fiscal period ended October 31,
2005(2,3)	$7.97	(0.01)	(0.27)	(0.28)	—	—	$7.69	(3.51)%	$4,253	2.09%	(1.61)%	2.09%	(1.61)%	80%

Fiscal year ended September 30,
2005(2)	$7.14	(0.12)	0.95	0.83	—	—	$7.97	11.62%	$4,485	2.17%	(1.59)%	2.25%	(1.67)%	197%
Class Y Shares

Fiscal year ended October 31,
2009(2)	$7.31	0.06	0.64	0.70	(0.03)	(0.03)	$7.98	9.62%	$27,030	1.16%	0.81%	1.67%	0.30%	186%
2008(2)	$11.09	0.01	(3.79)	(3.78)	—	—	$7.31	(34.08)%	$40,409	1.16%	0.12%	1.35%	(0.07)%	170%
2007(2)	$9.95	—	1.15	1.15	(0.01)	(0.01)	$11.09	11.62%	$79,574	1.16%	0.02%	1.24%	(0.06)%	151%
2006(2)	$8.34	0.04	1.57	1.61	—	—	$9.95	19.30%	$67,437	1.14%	0.35%	1.21%	0.28%	110%

Fiscal period ended October 31,
2005(2,3)	$8.63	—	(0.29)	(0.29)	—	—	$8.34	(3.36)%	$31,381	1.09%	(0.61)%	1.09%	(0.61)%	80%

Fiscal year ended September 30,
2005(2)	$7.66	(0.05)	1.02	0.97	—	—	$8.63	12.66%	$33,537	1.17%	(0.58)%	1.25%	(0.66)%	197%

(1)	The financial highlights for the period from October 3, 2005 through May 3, 2009 are those of Small-Mid Cap Core Fund, which changed its principal investment strategies and changed its name to Mid Cap Select Fund on May 4, 2009. The financial highlights prior to October 3, 2005 are those of the Technology Fund, which changed its principal investment strategies and changed its name to Small-Mid Cap Core Fund on that date.
(2)	Per share data calculated using average shares outstanding method.
(3)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(4)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Section 5  Financial Highlights  103

Nuveen Mid Cap Value Fund

	Per Share Data									Ratios/Supplemental Data
														Ratio of Net
												Ratio of		Investment
		Investment Operations			Less Distributions							Net	Ratio of	Income
			Realized									Investment	Expenses	(Loss) to
	Net		and							Net	Ratio of	Income	to Average	Average
	Asset	Net	Unrealized		Dividends	Distributions		Net		Assets,	Expenses	(Loss) to	Net	Net
	Value,	Investment	Gains	Total From	(From Net	(From Net		Asset		End of	to Average	Average	Assets	Assets	Portfolio
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total	Period	Net	Net	(Excluding	(Excluding	Turnover
	of Period	(Loss)	Investments	Operations	Income)	Gains)	Distributions	of Period	Return(3)	(000)	Assets	Assets	Waivers)	Waivers)	Rate

Class A Shares

Fiscal year ended October 31,
2009(1)	$16.13	0.24	1.99	2.23	(0.08)	—	(0.08)	$18.28	13.95%	$130,222	1.25%	1.52%	1.25%	1.52%	106%
2008(1)	$27.83	0.21	(9.92)	(9.71)	(0.16)	(1.83)	(1.99)	$16.13	(37.32)%	$124,275	1.23%	0.90%	1.23%	0.90%	93%
2007(1)	$26.65	0.14	2.78	2.92	(0.16)	(1.58)	(1.74)	$27.83	11.47%	$254,342	1.22%	0.58%	1.22%	0.58%	95%
2006(1)	$24.04	0.14	3.89	4.03	(0.16)	(1.26)	(1.42)	$26.65	17.36%	$156,576	1.24%	0.50%	1.24%	0.50%	70%

Fiscal period ended October 31,
2005(1,2)	$24.88	(0.01)	(0.83)	(0.84)	—	—	—	$24.04	(3.38)%	$56,125	1.23%	(0.48)%	1.23%	(0.48)%	10%

Fiscal year ended September 30,
2005(1)	$20.09	0.13	4.76	4.89	(0.10)	—	(0.10)	$24.88	24.38%	$54,360	1.21%	0.59%	1.25%	0.55%	101%
Class B Shares

Fiscal year ended October 31,
2009(1)	$15.22	0.13	1.87	2.00	(0.01)	—	(0.01)	$17.21	13.13%	$3,481	1.98%	0.85%	1.98%	0.85%	106%
2008(1)	$26.48	0.03	(9.39)	(9.36)	(0.07)	(1.83)	(1.90)	$15.22	(37.82)%	$4,133	1.98%	0.14%	1.98%	0.14%	93%
2007(1)	$25.50	(0.05)	2.65	2.60	(0.04)	(1.58)	(1.62)	$26.48	10.67%	$8,360	1.97%	(0.13)%	1.97%	(0.13)%	95%
2006(1)	$23.12	(0.03)	3.71	3.68	(0.04)	(1.26)	(1.30)	$25.50	16.45%	$8,590	1.99%	(0.17)%	1.99%	(0.17)%	70%

Fiscal period ended October 31,
2005(1,2)	$23.94	(0.02)	(0.80)	(0.82)	—	—	—	$23.12	(3.43)%	$9,252	1.98%	(1.25)%	1.98%	(1.25)%	10%

Fiscal year ended September 30,
2005(1)	$19.39	(0.05)	4.60	4.55	—	—	—	$23.94	23.47%	$10,157	1.96%	(0.21)%	2.00%	(0.25)%	101%
Class C Shares

Fiscal year ended October 31,
2009(1)	$15.58	0.12	1.92	2.04	(0.01)	—	(0.01)	$17.61	13.10%	$12,040	2.00%	0.80%	2.00%	0.80%	106%
2008(1)	$27.05	0.03	(9.60)	(9.57)	(0.07)	(1.83)	(1.90)	$15.58	(37.80)%	$13,154	1.98%	0.14%	1.98%	0.14%	93%
2007(1)	$26.02	(0.06)	2.72	2.66	(0.05)	(1.58)	(1.63)	$27.05	10.66%	$26,141	1.97%	(0.18)%	1.97%	(0.18)%	95%
2006(1)	$23.57	(0.04)	3.80	3.76	(0.05)	(1.26)	(1.31)	$26.02	16.47%	$18,162	1.99%	(0.24)%	1.99%	(0.24)%	70%

Fiscal period ended October 31,
2005(1,2)	$24.40	(0.02)	(0.81)	(0.83)	—	—	—	$23.57	(3.40)%	$7,439	1.98%	(1.24)%	1.98%	(1.24)%	10%

Fiscal period ended September 30,
2005(1)	$19.77	(0.03)	4.66	4.63	—	—	—	$24.40	23.43%	$7,426	1.96%	(0.15)%	2.00%	(0.19)%	101%
Class R Shares(4)

Fiscal year ended October 31,
2009(1)	$16.04	0.19	1.98	2.17	(0.06)	—	(0.06)	$18.15	13.63%	$25,664	1.50%	1.21%	1.50%	1.21%	106%
2008(1)	$27.72	0.15	(9.87)	(9.72)	(0.13)	(1.83)	(1.96)	$16.04	(37.47)%	$23,423	1.49%	0.64%	1.49%	0.64%	93%
2007(1)	$26.56	0.06	2.78	2.84	(0.10)	(1.58)	(1.68)	$27.72	11.18%	$29,752	1.47%	0.29%	1.47%	0.29%	95%
2006(1)	$24.00	0.05	3.91	3.96	(0.14)	(1.26)	(1.40)	$26.56	17.06%	$17,724	1.49%	0.15%	1.61%	0.03%	70%

Fiscal period ended October 31,
2005(1,2)	$24.83	(0.01)	(0.82)	(0.83)	—	—	—	$24.00	(3.34)%	$785	1.47%	(0.69)%	1.62%	(0.84)%	10%

Fiscal period ended September 30,
2005(1)	$20.09	0.12	4.70	4.82	(0.08)	—	(0.08)	$24.83	24.04%	$380	1.46%	0.52%	1.65%	0.33%	101%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return would have been lower had certain expenses not been waived.

 104
   Section 5  Financial Highlights

	Per Share Data									Ratios/Supplemental Data
												Ratio of		Ratio of Net
		Investment Operations			Less Distributions							Net	Ratio of	Investment
			Realized									Investment	Expenses	Income
			and								Ratio of	Income	to Average	(Loss) to
	Net Asset	Net	Unrealized		Dividends	Distributions				Net Assets,	Expenses	(Loss) to	Net	Average
	Value,	Investment	Gains	Total From	(From Net	(From Net		Net Asset		End of	to Average	Average	Assets	Net Assets	Portfolio
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total	Period	Net	Net	(Excluding	(Excluding	Turnover
	of Period	(Loss)	Investments	Operations	Income)	Gains)	Distributions	of Period	Return(3)	(000)	Assets	Assets	Waivers)	Waivers)	Rate

Class Y Shares

Fiscal year ended October 31,
2009(1)	$16.24	0.28	2.01	2.29	(0.11)	—	(0.11)	$18.42	14.24%	$440,968	1.00%	1.76%	1.00%	1.76%	106%
2008(1)	$27.98	0.27	(9.99)	(9.72)	(0.19)	(1.83)	(2.02)	$16.24	(37.17)%	$415,486	0.99%	1.14%	0.99%	1.14%	93%
2007(1)	$26.77	0.22	2.80	3.02	(0.23)	(1.58)	(1.81)	$27.98	11.79%	$772,178	0.97%	0.86%	0.97%	0.86%	95%
2006(1)	$24.14	0.22	3.89	4.11	(0.22)	(1.26)	(1.48)	$26.77	17.63%	$728,014	0.99%	0.81%	0.99%	0.81%	70%

Fiscal period ended October 31,
2005(1,2)	$24.98	—	(0.84)	(0.84)	—	—	—	$24.14	(3.36)%	$598,428	0.98%	(0.24)%	0.98%	(0.24)%	10%

Fiscal year ended September 30,
2005(1)	$20.17	0.18	4.78	4.96	(0.15)	—	(0.15)	$24.98	24.68%	$621,172	0.96%	0.80%	1.00%	0.76%	101%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(4)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

Section 5  Financial Highlights  105

Nuveen Small Cap Growth Opportunities Fund

	Per Share Data
		Investment Operations			Less Distributions					Ratios/Supplemental Data
														Ratio of
														Net
												Ratio of	Ratio of	Investment
			Realized									Net	Expenses to	Loss to
	Net		and				Net			Net	Ratio of	Investment	Average	Average
	Asset		Unrealized	Total	Distributions		Asset			Assets,	Expenses to	Loss to	Net	Net
	Value,	Net	Gains	From	(From		Value,			End of	Average	Average	Assets	Assets	Portfolio
	Beginning of	Investment	(Losses) on	Investment	Net Realized	Total	End of	Total		Period	Net	Net	(Excluding	(Excluding	Turnover
	Period	Loss	Investments	Operations	Gains)	Distributions	Period	Return(3)		(000)	Assets	Assets	Waivers)	Waivers)	Rate

Class A Shares

Fiscal year ended October 31,

2009(1)	$11.96	(0.11)	2.70	2.59	—	—	$14.55	21.66%		$30,202	1.47%	(0.89)%	1.79%	(1.21)%	169%

2008(1)	$21.65	(0.14)	(7.97)	(8.11)	(1.58)	(1.58)	$11.96	(40.07	)%(4)	$29,022	1.46%	(0.82)%	1.63%	(0.99)%	138%

2007(1)	$20.49	(0.19)	2.67	2.48	(1.32)	(1.32)	$21.65	12.81	%(5)	$149,231	1.47%	(0.89)%	1.59%	(1.01)%	118%

2006(1)	$22.79	(0.18)	2.37	2.19	(4.49)	(4.49)	$20.49	9.91%		$138,786	1.47%	(0.88)%	1.58%	(0.99)%	209%

Fiscal period ended October 31,

2005(1,2)	$23.75	(0.02)	(0.94)	(0.96)	—	—	$22.79	(4.04)%		$78,357	1.47%	(1.17)%	1.56%	(1.26)%	14%

Fiscal year ended September 30,

2005(1)	$21.74	(0.32)	5.28	4.96	(2.95)	(2.95)	$23.75	24.21%		$84,567	1.82%	(1.42)%	1.87%	(1.47)%	190%
Class B Shares

Fiscal year ended October 31,

2009(1)	$10.62	(0.18)	2.38	2.20	—	—	$12.82	20.72%		$2,025	2.22%	(1.64)%	2.54%	(1.96)%	169%

2008(1)	$19.56	(0.23)	(7.13)	(7.36)	(1.58)	(1.58)	$10.62	(40.55	)%(4)	$1,978	2.21%	(1.57)%	2.38%	(1.74)%	138%

2007(1)	$18.76	(0.31)	2.43	2.12	(1.32)	(1.32)	$19.56	12.03	%(5)	$4,467	2.22%	(1.65)%	2.34%	(1.77)%	118%

2006(1)	$21.36	(0.31)	2.20	1.89	(4.49)	(4.49)	$18.76	9.03%		$6,540	2.22%	(1.62)%	2.33%	(1.73)%	209%

Fiscal period ended October 31,

2005(1,2)	$22.27	(0.03)	(0.88)	(0.91)	—	—	$21.36	(4.09)%		$8,271	2.22%	(1.93)%	2.31%	(2.02)%	14%

Fiscal year ended September 30,

2005(1)	$20.69	(0.45)	4.98	4.53	(2.95)	(2.95)	$22.27	23.27%		$8,760	2.57%	(2.16)%	2.62%	(2.21)%	190%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the period October 1, 2005 to October 31, 2005. Effective in October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(4)	During the period, the fund received a regulatory settlement, which had an impact on total return of 0.75% for Class A shares and 0.79% for Class B shares.
(5)	During the period, the fund received a regulatory settlement, which had an impact on total return of 0.05% for Class A shares and 0.06% for Class B shares.

	Per Share Data
		Investment Operations			Less Distributions					Ratios/Supplemental Data
														Ratio of
														Net
												Ratio of	Ratio of	Investment
			Realized									Net	Expenses to	Loss to
	Net		and				Net			Net	Ratio of	Investment	Average	Average
	Asset		Unrealized	Total	Distributions		Asset			Assets,	Expenses to	Loss to	Net	Net
	Value,	Net	Gains	From	(From		Value,			End of	Average	Average	Assets	Assets	Portfolio
	Beginning of	Investment	(Losses) on	Investment	Net Realized	Total	End of	Total		Period	Net	Net	(Excluding	(Excluding	Turnover
	Period	Loss	Investments	Operations	Gains)	Distributions	Period	Return(3)		(000)	Assets	Assets	Waivers)	Waivers)	Rate

Class C Shares

Fiscal year ended October 31,

2009(1)	$11.13	(0.19)	2.50	2.31	—	—	$13.44	20.75%		$1,341	2.22%	(1.66)%	2.54%	(1.98)%	169%

2008(1)	$20.41	(0.24)	(7.46)	(7.70)	(1.58)	(1.58)	$11.13	(40.53	)%(4)	$1,104	2.21%	(1.56)%	2.38%	(1.73)%	138%

2007(1)	$19.53	(0.33)	2.53	2.20	(1.32)	(1.32)	$20.41	11.96	%(5)	$2,295	2.22%	(1.64)%	2.34%	(1.76)%	118%

2006(1)	$22.05	(0.32)	2.29	1.97	(4.49)	(4.49)	$19.53	9.11%		$2,664	2.22%	(1.63)%	2.33%	(1.74)%	209%

Fiscal period ended October 31,

2005(1,2)	$23.00	(0.04)	(0.91)	(0.95)	—	—	$22.05	(4.13)%		$2,962	2.22%	(1.93)%	2.31%	(2.02)%	14%

Fiscal year ended September 30,

2005(1)	$21.28	(0.48)	5.15	4.67	(2.95)	(2.95)	$23.00	23.28%		$3,152	2.57%	(2.20)%	2.62%	(2.25)%	190%

 106
   Section 5  Financial Highlights

	Per Share Data
		Investment Operations			Less Distributions					Ratios/Supplemental Data
														Ratio of
														Net
												Ratio of	Ratio of	Investment
			Realized									Net	Expenses to	Loss to
	Net		and				Net			Net	Ratio of	Investment	Average	Average
	Asset		Unrealized	Total	Distributions		Asset			Assets,	Expenses to	Loss to	Net	Net
	Value,	Net	Gains	From	(From		Value,			End of	Average	Average	Assets	Assets	Portfolio
	Beginning of	Investment	(Losses) on	Investment	Net Realized	Total	End of	Total		Period	Net	Net	(Excluding	(Excluding	Turnover
	Period	Loss	Investments	Operations	Gains)	Distributions	Period	Return(3)		(000)	Assets	Assets	Waivers)	Waivers)	Rate

Class R Shares(6)

Fiscal year ended October 31,

2009(1)	$11.83	(0.16)	2.69	2.53	—	—	$14.36	21.39%		$1,469	1.72%	(1.24)%	2.04%	(1.56)%	169%

2008(1)	$21.49	(0.17)	(7.91)	(8.08)	(1.58)	(1.58)	$11.83	(40.24	)%(4)	$433	1.72%	(1.04)%	1.89%	(1.21)%	138%

2007(1)	$20.39	(0.24)	2.66	2.42	(1.32)	(1.32)	$21.49	12.56	%(5)	$522	1.72%	(1.17)%	1.84%	(1.29)%	118%

2006(1)	$22.75	(0.23)	2.36	2.13	(4.49)	(4.49)	$20.39	9.62%		$1,323	1.72%	(1.16)%	1.95%	(1.39)%	209%

Fiscal period ended October 31,

2005(1,2)	$23.72	(0.03)	(0.94)	(0.97)	—	—	$22.75	(4.09)%		$5	1.72%	(1.43)%	1.96%	(1.67)%	14%

Fiscal year ended September 30,

2005(1)	$21.74	(0.48)	5.41	4.93	(2.95)	(2.95)	$23.72	24.06%		$5	2.07%	(2.14)%	2.27%	(2.34)%	190%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the period October 1, 2005 to October 31, 2005. Effective in October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(4)	During the period, the fund received a regulatory settlement, which had an impact on total return of 0.75% for Class C shares and 0.76% for Class R shares.
(5)	During the period, the fund received a regulatory settlement, which had an impact on total return of 0.06% for Class C shares and 0.05% for Class R shares.
(6)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

	Per Share Data
		Investment Operations			Less Distributions					Ratios/Supplemental Data
														Ratio of
												Ratio of	Ratio of	Net
			Realized									Net	Expenses to	Investment
	Net		and				Net			Net	Ratio of	Investment	Average	Loss to
	Asset		Unrealized	Total	Distributions		Asset			Assets,	Expenses to	Loss to	Net	Average
	Value,	Net	Gains	From	(From		Value,			End of	Average	Average	Assets	Net Assets	Portfolio
	Beginning of	Investment	(Losses) on	Investment	Net Realized	Total	End of	Total		Period	Net	Net	(Excluding	(Excluding	Turnover
	Period	Loss	Investments	Operations	Gains)	Distributions	Period	Return(3)		(000)	Assets	Assets	Waivers)	Waivers)	Rate

Class Y Shares

Fiscal year ended October 31,

2009(1)	$12.81	(0.09)	2.91	2.82	—	—	$15.63	22.01%		$103,423	1.22%	(0.67)%	1.54%	(0.99)%	169%

2008(1)	$23.03	(0.10)	(8.54)	(8.64)	(1.58)	(1.58)	$12.81	(39.97	)%(4)	$75,355	1.22%	(0.56)%	1.39%	(0.73)%	138%

2007(1)	$21.66	(0.15)	2.84	2.69	(1.32)	(1.32)	$23.03	13.10	%(5)	$154,456	1.22%	(0.64)%	1.34%	(0.76)%	118%

2006(1)	$23.81	(0.13)	2.47	2.34	(4.49)	(4.49)	$21.66	10.16%		$182,429	1.22%	(0.63)%	1.33%	(0.74)%	209%

Fiscal period ended October 31,

2005(1,2)	$24.81	(0.02)	(0.98)	(1.00)	—	—	$23.81	(4.03)%		$210,769	1.22%	(0.92)%	1.31%	(1.01)%	14%

Fiscal year ended September 30,

2005(1)	$22.55	(0.27)	5.48	5.21	(2.95)	(2.95)	$24.81	24.47%		$220,772	1.57%	(1.15)%	1.62%	(1.20)%	190%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the period October 1, 2005 to October 31, 2005. Effective in October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return would have been lower had certain expenses not been waived.
(4)	During the period, the fund received a regulatory settlement, which had an impact on total return of 0.75% for Class Y shares.
(5)	During the period, the fund received a regulatory settlement, which had an impact on total return of 0.05% for Class Y shares.

Section 5  Financial Highlights  107

Nuveen Small Cap Select Fund

	Per Share Data								Ratios/Supplemental Data
		Investment Operations			Less Distributions								Ratio of
											Ratio of	Ratio of	Net
			Realized								Net	Expenses to	Investment
	Net		and				Net		Net	Ratio of	Investment	Average	Loss to
	Asset		Unrealized	Total	Distributions		Asset		Assets,	Expenses to	Loss to	Net	Average
	Value,	Net	Gains	From	(From		Value,		End of	Average	Average	Assets	Net Assets	Portfolio
	Beginning of	Investment	(Losses) on	Investment	Net Realized	Total	End of	Total	Period	Net	Net	(Excluding	(Excluding	Turnover
	Period	Loss	Investments	Operations	Gains)	Distributions	Period	Return(3)	(000)	Assets	Assets	Waivers)	Waivers)	Rate

Class A Shares

Fiscal year ended October 31,
2009(1)	$8.27	(0.01)	1.27	1.26	—	—	$9.53	15.24%	$295,348	1.26%	(0.09)%	1.26%	(0.09)%	99%
2008(1)	$14.06	(0.02)	(4.92)	(4.94)	(0.85)	(0.85)	$8.27	(37.00)%	$166,698	1.26%	(0.15)%	1.26%	(0.15)%	92%
2007(1)	$15.12	(0.02)	1.04	1.02	(2.08)	(2.08)	$14.06	7.35%	$238,129	1.23%	(0.22)%	1.23%	(0.22)%	97%
2006(1)	$15.33	(0.05)	3.05	3.00	(3.21)	(3.21)	$15.12	22.46%	$222,293	1.24%	(0.38)%	1.24%	(0.38)%	111%

Fiscal period ended October 31,
2005(1,2)	$15.82	(0.01)	(0.48)	(0.49)	—	—	$15.33	(3.10)%	$104,568	1.25%	(0.92)%	1.25%	(0.92)%	14%

Fiscal year ended September 30,
2005(1)	$15.95	(0.08)	3.10	3.02	(3.15)	(3.15)	$15.82	20.46%	$107,270	1.22%	(0.53)%	1.25%	(0.56)%	122%
Class B Shares

Fiscal year ended October 31,
2009(1)	$6.64	(0.05)	1.01	0.96	—	—	$7.60	14.46%	$5,511	2.01%	(0.80)%	2.01%	(0.80)%	99%
2008(1)	$11.56	(0.08)	(3.99)	(4.07)	(0.85)	(0.85)	$6.64	(37.52)%	$6,249	2.01%	(0.90)%	2.01%	(0.90)%	92%
2007(1)	$12.88	(0.11)	0.87	0.76	(2.08)	(2.08)	$11.56	6.51%	$13,720	1.98%	(0.97)%	1.98%	(0.97)%	97%
2006(1)	$13.58	(0.13)	2.64	2.51	(3.21)	(3.21)	$12.88	21.59%	$15,077	1.99%	(1.14)%	1.99%	(1.14)%	111%

Fiscal period ended October 31,
2005(1,2)	$14.02	(0.02)	(0.42)	(0.44)	—	—	$13.58	(3.14)%	$13,406	2.00%	(1.67)%	2.00%	(1.67)%	14%

Fiscal year ended September 30,
2005(1)	$14.56	(0.17)	2.78	2.61	(3.15)	(3.15)	$14.02	19.45%	$14,023	1.97%	(1.28)%	2.00%	(1.31)%	122%
Class C Shares

Fiscal year ended October 31,
2009(1)	$7.63	(0.06)	1.16	1.10	—	—	$8.73	14.42%	$16,938	2.01%	(0.80)%	2.01%	(0.80)%	99%
2008(1)	$13.13	(0.09)	(4.56)	(4.65)	(0.85)	(0.85)	$7.63	(37.44)%	$17,062	2.01%	(0.90)%	2.01%	(0.90)%	92%
2007(1)	$14.36	(0.12)	0.97	0.85	(2.08)	(2.08)	$13.13	6.46%	$34,505	1.98%	(0.95)%	1.98%	(0.95)%	97%
2006(1)	$14.79	(0.16)	2.94	2.78	(3.21)	(3.21)	$14.36	21.64%	$18,794	1.99%	(1.14)%	1.99%	(1.14)%	111%

Fiscal period ended October 31,
2005(1,2)	$15.28	(0.02)	(0.47)	(0.49)	—	—	$14.79	(3.21)%	$13,453	2.00%	(1.67)%	2.00%	(1.67)%	14%

Fiscal year ended September 30,
2005(1)	$15.60	(0.19)	3.02	2.83	(3.15)	(3.15)	$15.28	19.58%	$14,418	1.97%	(1.28)%	2.00%	(1.31)%	122%
Class R Shares(4)

Fiscal year ended October 31,
2009(1)	$8.12	(0.03)	1.25	1.22	—	—	$9.34	15.02%	$24,701	1.51%	(0.31)%	1.51%	(0.31)%	99%
2008(1)	$13.86	(0.04)	(4.85)	(4.89)	(0.85)	(0.85)	$8.12	(37.19)%	$23,069	1.51%	(0.40)%	1.51%	(0.40)%	92%
2007(1)	$14.98	(0.05)	1.01	0.96	(2.08)	(2.08)	$13.86	6.99%	$38,181	1.48%	(0.43)%	1.48%	(0.43)%	97%
2006(1)	$15.24	(0.09)	3.04	2.95	(3.21)	(3.21)	$14.98	22.23%	$2,697	1.49%	(0.59)%	1.62%	(0.72)%	111%

Fiscal period ended October 31,
2005(1,2)	$15.73	(0.01)	(0.48)	(0.49)	—	—	$15.24	(3.11)%	$333	1.50%	(1.14)%	1.65%	(1.29)%	14%

Fiscal year ended September 30,
2005(1)	$15.91	(0.08)	3.05	2.97	(3.15)	(3.15)	$15.73	20.16%	$312	1.47%	(0.53)%	1.65%	(0.71)%	122%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the period October 1, 2005 to October 31, 2005. Effective in October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(4)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

 108
   Section 5  Financial Highlights

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions
												Ratio of	Ratio of	Ratio of Net
												Net	Expenses	Investment
			Realized									Investment	to	Income
			and							Net	Ratio of	Income	Average	(Loss) to
	Net Asset	Net	Unrealized	Total	Dividends	Distributions				Assets,	Expenses to	(Loss) to	Net	Average
	Value,	Investment	Gains	From	(from Net	(From Net		Net Asset		End of	Average	Average	Assets	Net Assets	Portfolio
	Beginning of	Income	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total	Period	Net	Net	(Excluding	(Excluding	Turnover
	Period	(Loss)	Investments	Operations	Income)	Gains)	Distributions	of Period	Return(3)	(000)	Assets	Assets	Waivers)	Waivers)	Rate

Class Y Shares

Fiscal year ended October 31,
2009(1)	$8.94	0.02	1.37	1.39	—	—	—	$10.33	15.55%	$322,658	1.01%	0.19%	1.01%	0.19%	99%
2008(1)	$15.10	0.01	(5.31)	(5.30)	(0.01)	(0.85)	(0.86)	$8.94	(36.86)%	$289,685	1.01%	0.10%	1.01%	0.10%	92%
2007(1)	$16.06	0.01	1.11	1.12	—	(2.08)	(2.08)	$15.10	7.58%	$691,488	0.98%	0.03%	0.98%	0.03%	97%
2006(1)	$16.06	(0.01)	3.22	3.21	—	(3.21)	(3.21)	$16.06	22.81%	$732,252	0.99%	(0.15)%	0.99%	(0.15)%	111%

Fiscal period ended October 31,
2005(1,2)	$16.57	(0.01)	(0.50)	(0.51)	—	—	—	$16.06	(3.08)%	$682,088	1.00%	(0.67)%	1.00%	(0.67)%	14%

Fiscal year ended September 30,
2005(1)	$16.54	(0.04)	3.22	3.18	—	(3.15)	(3.15)	$16.57	20.73%	$715,496	0.97%	(0.28)%	1.00%	(0.31)%	122%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return would have been lower had certain expenses not been waived.

Section 5  Financial Highlights  109

Nuveen Small Cap Value Fund

	Per Share Data									Ratios/Supplemental Data
														Ratio of
														Net
												Ratio of	Ratio of	Investment
		Investment Operations			Less Distributions							Net	Expenses	Income
	Net		Realized								Ratio of	Investment	to	(Loss) to
	Asset		and		Dividends	Distributions		Net		Net	Expenses	Income	Average	Average
	Value,	Net	Unrealized	Total	(From	(From		Asset		Assets,	to	(Loss) to	Net	Net
	Beginning	Investment	Gains	From	Net	Net		Value,		End of	Average	Average	Assets	Assets	Portfolio
	of	Income	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	Net	Net	(Excluding	(Excluding	Turnover
	Period	(Loss)	Investments	Operations	Income)	Gains)	Distributions	Period	Return(3)	(000)	Assets	Assets	Waivers)	Waivers)	Rate

Class A Shares

Fiscal year ended October 31,
2009(1)	$8.12	0.03	0.15	0.18	(0.08)	—	(0.08)	$8.22	2.40%	$29,026	1.37%	0.46%	1.37%	0.46%	73%
2008(1)	$13.52	0.08	(3.97)	(3.89)	(0.14)	(1.37)	(1.51)	$8.12	(31.75)%	$28,344	1.31%	0.75%	1.31%	0.75%	49%
2007(1)	$15.38	0.12	0.48	0.60	(0.02)	(2.44)	(2.46)	$13.52	4.18%	$53,498	1.26%	0.90%	1.26%	0.90%	63%
2006(1)	$16.34	0.03	2.86	2.89	(0.04)	(3.81)	(3.85)	$15.38	20.78%	$57,922	1.26%	0.21%	1.26%	0.21%	96%

Fiscal period ended October 31,
2005(1,2)	$16.78	0.01	(0.45)	(0.44)	—	—	—	$16.34	(2.62)%	$46,467	1.25%	0.78%	1.25%	0.78%	15%

Fiscal year ended September 30,
2005(1)	$16.84	0.03	2.63	2.66	(0.06)	(2.66)	(2.72)	$16.78	16.78%	$48,128	1.24%	0.19%	1.26%	0.17%	72%
Class C Shares

Fiscal year ended October 31,
2009(1)	$7.22	(0.02)	0.13	0.11	(0.02)	—	(0.02)	$7.31	1.56%	$2,080	2.12%	(0.27)%	2.12%	(0.27)%	73%
2008(1)	$12.19	—	(3.54)	(3.54)	(0.06)	(1.37)	(1.43)	$7.22	(32.23)%	$2,373	2.06%	0.00%	2.06%	0.00%	49%
2007(1)	$14.17	0.02	0.44	0.46	—	(2.44)	(2.44)	$12.19	3.42%	$4,006	2.01%	0.14%	2.01%	0.14%	63%
2006(1)	$15.39	(0.07)	2.66	2.59	—	(3.81)	(3.81)	$14.17	19.89%	$4,405	2.01%	(0.53)%	2.01%	(0.53)%	96%

Fiscal period ended October 31,
2005(1,2)	$15.82	—	(0.43)	(0.43)	—	—	—	$15.39	(2.72)%	$4,590	2.00%	0.03%	2.00%	0.03%	15%

Fiscal year ended September 30,
2005(1)	$16.10	(0.09)	2.50	2.41	(0.03)	(2.66)	(2.69)	$15.82	15.92%	$4,808	1.99%	(0.56)%	2.01%	(0.58)%	72%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the period October 1, 2005 to October 31, 2005. Effective in October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

 110
   Section 5  Financial Highlights

	Per Share Data									Ratios/Supplemental Data
														Ratio of
														Net
												Ratio of	Ratio of	Investment
		Investment Operations			Less Distributions							Net	Expenses	Income
	Net		Realized								Ratio of	Investment	to	(Loss) to
	Asset		and		Dividends	Distributions		Net		Net	Expenses	Income	Average	Average
	Value,		Unrealized	Total	(From	(From		Asset		Assets,	to	(Loss) to	Net	Net
	Beginning	Net	Gains	From	Net	Net		Value,		End of	Average	Average	Assets	Assets	Portfolio
	of	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	Net	Net	(Excluding	(Excluding	Turnover
	Period	Income (Loss)	Investments	Operations	Income)	Gains)	Distributions	Period	Return(3)	(000)	Assets	Assets	Waivers)	Waivers)	Rate

Class R Shares(4)
Fiscal year ended October 31,
2009(1)	$8.00	0.01	0.15	0.16	(0.06)	—	(0.06)	$8.10	2.14%	$2,327	1.62%	0.19%	1.62%	0.19%	73%
2008(1)	$13.35	0.05	(3.91)	(3.86)	(0.12)	(1.37)	(1.49)	$8.00	(31.90)%	$2,159	1.56%	0.50%	1.56%	0.50%	49%
2007(1)	$15.24	0.10	0.47	0.57	(0.02)	(2.44)	(2.46)	$13.35	3.96%	$3,263	1.51%	0.72%	1.51%	0.72%	63%
2006(1)	$16.29	(0.01)	2.84	2.83	(0.07)	(3.81)	(3.88)	$15.24	20.44%	$1,849	1.51%	(0.09)%	1.63%	(0.21)%	96%
Fiscal period ended October 31,
2005(1,2)	$16.74	0.01	(0.46)	(0.45)	—	—	—	$16.29	(2.69)%	$4	1.50%	0.59%	1.65%	0.44%	15%
Fiscal period ended September 30,
2005(1)	$16.83	(0.01)	2.64	2.63	(0.06)	(2.66)	(2.72)	$16.74	16.60%	$4	1.49%	(0.04)%	1.66%	(0.21)%	72%
Class Y Shares

Fiscal year ended October 31,
2009(1)	$8.36	0.05	0.15	0.20	(0.11)	—	(0.11)	$8.45	2.59%	$149,515	1.12%	0.72%	1.12%	0.72%	73%
2008(1)	$13.87	0.11	(4.08)	(3.97)	(0.17)	(1.37)	(1.54)	$8.36	(31.56)%	$158,112	1.06%	1.00%	1.06%	1.00%	49%
2007(1)	$15.71	0.16	0.49	0.65	(0.05)	(2.44)	(2.49)	$13.87	4.45%	$302,683	1.01%	1.15%	1.01%	1.15%	63%
2006(1)	$16.62	0.07	2.90	2.97	(0.07)	(3.81)	(3.88)	$15.71	21.01%	$355,148	1.01%	0.47%	1.01%	0.47%	96%

Fiscal period ended October 31,
2005(1,2)	$17.06	0.01	(0.45)	(0.44)	—	—	—	$16.62	(2.58)%	$348,166	1.00%	1.03%	1.00%	1.03%	15%

Fiscal period ended September 30,
2005(1)	$17.05	0.07	2.67	2.74	(0.07)	(2.66)	(2.73)	$17.06	17.08%	$363,261	0.99%	0.44%	1.01%	0.42%	72%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the one-month period ended October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return.
(3)	Total return would have been lower had certain expenses not been waived.

Section 5  Financial Highlights  111

Nuveen Real Estate Securities Fund

	Per Share Data										Ratios/Supplemental Data
															Ratio of
		Investment Operations			Less Distributions										Net
	Net		Realized										Ratio of	Ratio of	Investment
	Asset		and						Net		Net		Net	Expenses to	Income to
	Value,		Unrealized	Total	Dividends	Distributions	Distributions		Asset		Assets,	Ratio of	Investment	Average	Average
	Beginning	Net	Gains	From	(From Net	(From Net	(From		Value,		End of	Expenses to	Income to	Net Assets	Net Assets	Portfolio
	of	Investment	(Losses) on	Investment	Investment	Realized	Return of	Total	End of	Total	Period	Average	Average	(Excluding	(Excluding	Turnover
	Period	Income	Investments	Operations	Income)	Gains)	Capital)	Distributions	Period	Return(3)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares

Fiscal year ended October 31,
2009(1)	$12.67	0.41	(0.16)	0.25	(0.34)	—	(0.14)	(0.48)	$12.44	2.82%	$287,493	1.27%	3.81%	1.27%	3.81%	117%
2008(1)	$23.99	0.60	(8.78)	(8.18)	(0.40)	(2.74)	—	(3.14)	$12.67	(37.71)%	$133,162	1.23%	3.31%	1.23%	3.31%	150%
2007(1)	$26.49	0.47	(0.24)	0.23	(0.36)	(2.37)	—	(2.73)	$23.99	0.78%	$203,101	1.22%	1.87%	1.22%	1.87%	210%
2006(1)	$21.42	0.47	7.77	8.24	(0.58)	(2.59)	—	(3.17)	$26.49	43.25%	$228,186	1.23%	2.06%	1.23%	2.06%	161%

Fiscal period ended October 31,
2005(1,2)	$21.81	0.03	(0.42)	(0.39)	—	—	—	—	$21.42	(1.79)%	$133,339	1.23%	1.48%	1.23%	1.48%	11%

Fiscal year ended September 30,
2005(1)	$18.62	0.69	4.47	5.16	(0.55)	(1.42)	—	(1.97)	$21.81	28.99%	$135,745	1.23%	3.43%	1.25%	3.41%	118%
Class B Shares

Fiscal year ended October 31,
2009(1)	$12.39	0.36	(0.19)	0.17	(0.25)	—	(0.14)	(0.39)	$12.17	2.13%	$2,693	2.02%	3.57%	2.02%	3.57%	117%
2008(1)	$23.53	0.46	(8.60)	(8.14)	(0.26)	(2.74)	—	(3.00)	$12.39	(38.18)%	$3,276	1.98%	2.57%	1.98%	2.57%	150%
2007(1)	$26.08	0.27	(0.22)	0.05	(0.23)	(2.37)	—	(2.60)	$23.53	0.00%	$7,391	1.97%	1.12%	1.97%	1.12%	210%
2006(1)	$21.14	0.29	7.66	7.95	(0.42)	(2.59)	—	(3.01)	$26.08	42.17%	$7,288	1.98%	1.30%	1.98%	1.30%	161%

Fiscal period ended October 31,
2005(1,2)	$21.53	0.01	(0.40)	(0.39)	—	—	—	—	$21.14	(1.81)%	$4,419	1.98%	0.74%	1.98%	0.74%	11%

Fiscal year ended September 30,
2005(1)	$18.41	0.54	4.40	4.94	(0.40)	(1.42)	—	(1.82)	$21.53	27.98%	$4,700	1.98%	2.69%	2.00%	2.67%	118%
Class C Shares

Fiscal year ended October 31,
2009(1)	$12.44	0.34	(0.17)	(0.17)	(0.26)	—	(0.14)	(0.40)	$12.21	2.09%	$17,632	2.02%	3.26%	2.02%	3.26%	117%
2008(1)	$23.62	0.45	(8.63)	(8.18)	(0.26)	(2.74)	—	(3.00)	$12.44	(38.19)%	$11,458	1.98%	2.56%	1.98%	2.56%	150%
2007(1)	$26.17	0.26	(0.21)	0.05	(0.23)	(2.37)	—	(2.60)	$23.62	0.03%	$18,403	1.97%	1.06%	1.97%	1.06%	210%
2006(1)	$21.21	0.28	7.70	7.98	(0.43)	(2.59)	—	(3.02)	$26.17	42.16%	$12,281	1.98%	1.25%	1.98%	1.25%	161%

Fiscal period ended October 31,
2005(1,2)	$21.61	0.01	(0.41)	(0.40)	—	—	—	—	$21.21	(1.85)%	$4,669	1.98%	0.75%	1.98%	0.75%	11%

Fiscal year ended September 30,
2005(1)	$18.47	0.54	4.42	4.96	(0.40)	(1.42)	—	(1.82)	$21.61	28.00%	$4,954	1.98%	2.68%	2.00%	2.66%	118%
Class R Shares(4)

Fiscal year ended October 31,
2009(1)	$12.79	0.39	(0.16)	0.23	(0.31)	—	(0.14)	(0.45)	$12.57	2.62%	$46,382	1.52%	3.61%	1.52%	3.61%	117%
2008(1)	$24.20	0.54	(8.85)	(8.31)	(0.36)	(2.74)	—	(3.10)	$12.79	(37.90)%	$22,813	1.48%	3.01%	1.48%	3.01%	150%
2007(1)	$26.72	0.38	(0.21)	0.17	(0.32)	(2.37)	—	(2.69)	$24.20	0.52%	$18,493	1.47%	1.52%	1.47%	1.52%	210%
2006(1)	$21.61	0.35	7.90	8.25	(0.55)	(2.59)	—	(3.14)	$26.72	42.87%	$9,423	1.48%	1.50%	1.60%	1.38%	161%

Fiscal period ended October 31,
2005(1,2)	$22.00	0.02	(0.41)	(0.39)	—	—	—	—	$21.61	(1.77)%	$57	1.48%	1.23%	1.63%	1.08%	11%

Fiscal year ended September 30,
2005(1)	$18.80	0.72	4.43	5.15	(0.53)	(1.42)	—	(1.95)	$22.00	28.60%	$36	1.48%	3.37%	1.65%	3.20%	118%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

 112
   Section 5  Financial Highlights

	Per Share Data										Ratios/Supplemental Data
															Ratio of
		Investment Operations			Less Distributions										Net
	Net		Realized										Ratio of	Ratio of	Investment
	Asset		and						Net		Net		Net	Expenses to	Income to
	Value,		Unrealized	Total	Dividends	Distributions	Distributions		Asset		Assets,	Ratio of	Investment	Average	Average
	Beginning	Net	Gains	From	(From Net	(From Net	(From		Value,		End of	Expenses to	Income to	Net Assets	Net Assets	Portfolio
	of	Investment	(Losses) on	Investment	Investment	Realized	Return of	Total	End of	Total	Period	Average	Average	(Excluding	(Excluding	Turnover
	Period	Income	Investments	Operations	Income)	Gains)	Capital)	Distributions	Period	Return(3)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class Y Shares

Fiscal year ended October 31,
2009(1)	$12.79	0.47	(0.19)	0.28	(0.36)	—	(0.14)	(0.50)	$12.57	3.11%	$660,342	1.02%	4.39%	1.02%	4.39%	117%
2008(1)	$24.18	0.64	(8.84)	(8.20)	(0.45)	(2.74)	—	(3.19)	$12.79	(37.56)%	$526,386	0.98%	3.51%	0.98%	3.51%	150%
2007(1)	$26.67	0.53	(0.24)	0.29	(0.41)	(2.37)	—	(2.78)	$24.18	1.01%	$652,579	0.97%	2.12%	0.97%	2.12%	210%
2006(1)	$21.54	0.53	7.82	8.35	(0.63)	(2.59)	—	(3.22)	$26.67	43.58%	$756,868	0.98%	2.31%	0.98%	2.31%	161%

Fiscal period ended October 31,
2005(1,2)	$21.92	0.03	(0.41)	(0.38)	—	—	—	—	$21.54	(1.73)%	$504,655	0.98%	1.74%	0.98%	1.74%	11%

Fiscal year ended September 30,
2005(1)	$18.71	0.74	4.49	5.23	(0.60)	(1.42)	—	(2.02)	$21.92	29.25%	$525,196	0.98%	3.66%	1.00%	3.64%	118%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(4)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

Section 5  Financial Highlights  113

Nuveen Global Infrastructure Fund

	Per Share Data								Ratios/Supplemental Data
Ratio of
Net
Investment
		Investment Operations			Less Distributions						Ratio of		Income
			Realized							Ratio of	Net	Ratio of	(Loss) to
	Net		and				Net		Net	Expenses	Investment	Expenses to	Average
	Asset		Unrealized	Total	Dividends		Asset		Assets,	to	Income to	Average	Net
	Value,	Net	Gains	From	(From Net		Value,		End of	Average	Average	Net Assets	Assets	Portfolio
	Beginning of	Investment	(Losses) on	Investment	Investment	Total	End of	Total	Period	Net	Net	(Excluding	(Excluding	Turnover
	Period	Income	Investments	Operations	Income)	Distributions	Period	Return(3)	(000)	Assets	Assets	Waivers)	Waivers)	Rate

Class A Shares

Fiscal year ended October 31,
2009(1)	$6.43	0.16	1.29	1.45	(0.08)	(0.08)	$7.80	22.76%	$19,901	1.25%	2.34%	2.47%	1.12%	299%

Fiscal period ended October 31,
2008(1,2)	$10.00	0.05	(3.62)	(3.57)	—	—	$6.43	(35.70)%	$4,022	1.25%	0.80%	4.16%	(2.11)%	304%

(1)	Per share data calculated using average shares outstanding method.
(2)	Commenced operations on December 17, 2007. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Per Share Data								Ratios/Supplemental Data
Ratio of
Net
											Ratio of		Investment
		Investment Operations			Less Distributions					Ratio of	Net	Ratio of	Income to
	Net		Realized				Net		Net	Expenses	Investment	Expenses to	Average
	Asset		and	Total	Dividends		Asset		Assets,	to	Income to	Average	Net
	Value,	Net	Unrealized	From	(From Net		Value,		End of	Average	Average	Net Assets	Assets	Portfolio
	Beginning of	Investment	Gains on	Investment	Investment	Total	End of	Total	Period	Net	Net	(Excluding	(Excluding	Turnover
	Period	Income	Investments	Operations	Income)	Distributions	Period	Return(3)	(000)	Assets	Assets	Waivers)	Waivers)	Rate

Class C Shares

Fiscal period ended October 31,
2009(1,2)	$6.48	0.11	1.24	1.35	(0.08)	(0.08)	$7.75	21.00%	$3,034	2.00%	1.59%	3.22%	0.37%	299%

(1)	Per share data calculated using average shares outstanding method.
(2)	Commenced operations on November 3, 2008. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Per Share Data								Ratios/Supplemental Data
Ratio of
Net
											Ratio of		Investment
		Investment Operations			Less Distributions					Ratio of	Net	Ratio of	Income to
	Net		Realized				Net		Net	Expenses	Investment	Expenses to	Average
	Asset		and	Total	Dividends		Asset		Assets,	to	Income to	Average	Net
	Value,	Net	Unrealized	From	(From Net		Value,		End of	Average	Average	Net Assets	Assets	Portfolio
	Beginning of	Investment	Gains on	Investment	Investment	Total	End of	Total	Period	Net	Net	(Excluding	(Excluding	Turnover
	Period	Income	Investments	Operations	Income)	Distributions	Period	Return(3)	(000)	Assets	Assets	Waivers)	Waivers)	Rate

Class R Shares

Fiscal period ended October 31,
2009(1,2)	$6.48	0.14	1.24	1.38	(0.08)	(0.08)	$7.78	21.48%	$6	1.50%	2.15%	2.72%	0.93%	299%

(1)	Per share data calculated using average shares outstanding method.
(2)	Commenced operations on November 3, 2008. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return would have been lower had certain expenses not been waived.

	Per Share Data								Ratios/Supplemental Data
Ratio of
Net
Investment
		Investment Operations			Less Distributions						Ratio of		Income
			Realized							Ratio of	Net	Ratio of	(Loss) to
	Net		and				Net		Net	Expenses	Investment	Expenses to	Average
	Asset		Unrealized	Total	Dividends		Asset		Assets,	to	Income to	Average	Net
	Value,	Net	Gains	From	(From Net		Value,		End of	Average	Average	Net Assets	Assets	Portfolio
	Beginning of	Investment	(Losses) on	Investment	Investment	Total	End of	Total	Period	Net	Net	(Excluding	(Excluding	Turnover
	Period	Income	Investments	Operations	Income)	Distributions	Period	Return(3)	(000)	Assets	Assets	Waivers)	Waivers)	Rate

Class Y Shares

Fiscal year ended October 31,
2009(1)	$6.43	0.17	1.30	1.47	(0.08)	(0.08)	$7.82	23.14%	$36,595	1.00%	2.57%	2.22%	1.35%	299%

Fiscal period ended October 31,
2008(1,2)	$10.00	0.16	(3.73)	(3.57)	—	—	$6.43	(35.70)%	$17,221	0.99%	2.18%	3.90%	(0.73)%	304%

(1)	Per share data calculated using average shares outstanding method.
(2)	Commenced operations on December 17, 2007. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return would have been lower had certain expenses not been waived.

 114
   Section 5  Financial Highlights

Nuveen International Fund

	Per Share Data										Ratios/Supplemental Data
															Ratio of
		Investment Operations			Less Distributions									Ratio of	Net
	Net		Realized										Ratio of	Expenses	Investment
	Asset		and					Net			Net		Net	to	Income to
	Value,		Unrealized	Total	Dividends	Distributions		Asset			Assets,	Ratio of	Investment	Average	Average
	Beginning	Net	Gains	From	(From Net	(From Net		Value,			End of	Expenses to	Income to	Net Assets	Net Assets	Portfolio
	of	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total		Period	Average	Average	(Excluding	(Excluding	Turnover
	Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(3)		(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares
Fiscal year ended October 31,
2009(1)	$8.68	0.09	2.09	2.18	(0.08)	—	(0.08)	$10.78	25.29	%(4)	$27,995	1.49%	1.00%	1.59%	0.90%	231%
2008(1)	$17.15	0.26	(7.14)	(6.88)	(0.14)	(1.45)	(1.59)	$8.68	(43.82)%		$25,342	1.49%	1.92%	1.54%	1.87%	18%
2007(1)	$14.80	0.15	2.59	2.74	(0.13)	(0.26)	(0.39)	$17.15	18.92%		$56,705	1.49%	0.97%	1.53%	0.93%	14%
2006(1)	$12.01	0.12	2.80	2.92	(0.13)	—	(0.13)	$14.80	24.50%		$52,489	1.51%	0.89%	1.54%	0.86%	17%
Fiscal period ended October 31,
2005(1,2)	$12.24	0.01	(0.24)	(0.23)	—	—	—	$12.01	(1.88)%		$48,439	1.51%	0.58%	1.55%	0.54%	—
Fiscal year ended September 30,
2005(1)	$10.19	0.09	2.02	2.11	(0.06)	—	(0.06)	$12.24	20.80%		$48,851	1.56%	0.77%	1.61%	0.72%	74%

Class B Shares

Fiscal year ended October 31,
2009(1)	$7.92	0.02	1.90	1.92	—	—	—	$9.84	24.24	%(4)	$1,976	2.24%	0.23%	2.34%	0.13%	231%
2008(1)	$15.78	0.14	(6.52)	(6.38)	(0.03)	(1.45)	(1.48)	$7.92	(44.19)%		$2,499	2.24%	1.16%	2.29%	1.11%	18%
2007(1)	$13.65	0.03	2.39	2.42	(0.03)	(0.26)	(0.29)	$15.78	18.05%		$6,668	2.24%	0.22%	2.28%	0.18%	14%
2006(1)	$11.09	0.02	2.58	2.60	(0.04)	—	(0.04)	$13.65	23.50%		$7,172	2.26%	0.15%	2.29%	0.12%	17%
Fiscal period ended October 31,
2005(1,2)	$11.31	—	(0.22)	(0.22)	—	—	—	$11.09	(1.95)%		$6,632	2.26%	(0.17)%	2.30%	(0.21)%	—
Fiscal year ended September 30,
2005(1)	$9.43	—	1.88	1.88	—	—	—	$11.31	19.94%		$6,819	2.31%	0.00%	2.36%	(0.05)%	74%
Class C Shares

Fiscal year ended October 31,
2009(1)	$8.25	0.02	1.99	2.01	—	—	—	$10.26	24.36	%(4)	$3,269	2.24%	0.24%	2.34%	0.14%	231%
2008(1)	$16.36	0.15	(6.79)	(6.64)	(0.02)	(1.45)	(1.47)	$8.25	(44.21)%		$3,232	2.24%	1.20%	2.29%	1.15%	18%
2007(1)	$14.13	0.03	2.48	2.51	(0.02)	(0.26)	(0.28)	$16.36	18.09%		$7,173	2.24%	0.20%	2.28%	0.16%	14%
2006(1)	$11.47	0.02	2.67	2.69	(0.03)	—	(0.03)	$14.13	23.53%		$8,049	2.26%	0.16%	2.29%	0.13%	17%
Fiscal period ended October 31,
2005(1,2)	$11.70	—	(0.23)	(0.23)	—	—	—	$11.47	(1.97)%		$7,520	2.26%	(0.17)%	2.30%	(0.21)%	—
Fiscal year ended September 30,
2005(1)	$9.76	—	1.94	1.94	—	—	—	$11.70	19.88%		$7,915	2.31%	(0.01)%	2.36%	(0.06)%	74%

Class R Shares(4)

Fiscal year ended October 31,
2009(1)	$8.67	0.07	2.11	2.18	(0.07)	—	(0.07)	$10.78	25.39	%(5)	$5	1.74%	0.73%	1.84%	0.63%	231%
2008(1)	$17.17	0.19	(7.10)	(6.91)	(0.14)	(1.45)	(1.59)	$8.67	(43.94)%		$2	1.74%	1.40%	1.79%	1.35%	18%
2007(1)	$14.81	0.10	2.61	2.71	(0.09)	(0.26)	(0.35)	$17.17	18.66%		$4	1.74%	0.60%	1.78%	0.56%	14%
2006(1)	$11.94	0.05	2.82	2.87	—	—	—	$14.81	24.04%		$1	1.76%	0.39%	1.91%	0.24%	17%
Fiscal period ended October 31,
2005(1,2)	$12.17	(0.02)	(0.21)	(0.23)	—	—	—	$11.94	(1.89)%		$1	1.76%	0.33%	1.95%	0.14%	—
Fiscal year ended September 30,
2005(1)	$10.11	0.09	1.97	2.06	—	—	—	$12.17	20.38%		$163	1.81%	0.77%	2.01%	0.57%	74%

Section 5  Financial Highlights  115

	Per Share Data										Ratios/Supplemental Data
															Ratio of
		Investment Operations			Less Distributions									Ratio of	Net
	Net		Realized										Ratio of	Expenses	Investment
	Asset		and					Net			Net		Net	to	Income to
	Value,		Unrealized	Total	Dividends	Distributions		Asset			Assets,	Ratio of	Investment	Average	Average
	Beginning	Net	Gains	From	(From Net	(From Net		Value,			End of	Expenses to	Income to	Net Assets	Net Assets	Portfolio
	of	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total		Period	Average	Average	(Excluding	(Excluding	Turnover
	Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(3)		(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class Y Shares

Fiscal year ended October 31,
2009(1)	$8.81	0.11	2.12	2.23	(0.12)	—	(0.12)	$10.92	25.68	%(5)	$680,309	1.24%	1.25%	1.34%	1.15%	231%
2008(1)	$17.38	0.30	(7.24)	(6.94)	(0.18)	(1.45)	(1.63)	$8.81	(43.68)%		$658,276	1.24%	2.19%	1.29%	2.14%	18%
2007(1)	$14.99	0.19	2.62	2.81	(0.16)	(0.26)	(0.42)	$17.38	19.23%		$1,670,810	1.24%	1.21%	1.28%	1.17%	14%
2006(1)	$12.16	0.16	2.83	2.99	(0.16)	—	(0.16)	$14.99	24.81%		$1,738,254	1.26%	1.16%	1.29%	1.13%	17%
Fiscal period ended October 31,
2005(1,2)	$12.39	0.01	(0.24)	(0.23)	—	—	—	$12.16	(1.86)%		$1,516,510	1.26%	0.83%	1.30%	0.79%	—
Fiscal year ended September 30,
2005(1)	$10.31	0.12	2.05	2.17	(0.09)	—	(0.09)	$12.39	21.12%		$1,523,057	1.31%	1.07%	1.36%	1.02%	74%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the one-month period ended October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return.
(3)	Total return would have been lower had certain expenses not been waived.
(4)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.
(5)	During the period indicated, the fund received a regulatory settlement, which had no impact on total return.

 116
   Section 5  Financial Highlights

Nuveen International Select Fund

	Per Share Data										Ratios/Supplemental Data
														Ratio of
		Investment Operations			Less Distributions									Net
	Net		Realized									Ratio of	Ratio of	Investment
	Asset		and					Net		Net		Net	Expenses to	Income to
	Value,		Unrealized	Total	Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average	Average
	Beginning	Net	Gains	From	(From Net	(From Net		Value,		End of	Expenses to	Income to	Net Assets	Net Assets	Portfolio
	of	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	Average	Average	(Excluding	(Excluding	Turnover
	Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(3)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares

Fiscal year ended October 31,
2009(1)	$6.53	0.07	2.00	2.07	(0.12)	—	(0.12)	$8.48	32.32%	$3,029	1.49%	1.04%	1.76%	0.77%	64%
Fiscal year ended October 31,
2008(1)	$12.15	0.15	(5.52)	(5.37)	(0.06)	(0.19)	(0.25)	$6.53	(45.00)%	$1,904	1.49%	1.52%	1.70%	1.31%	63%
Fiscal period ended October 31,
2007(1,2)	$10.00	0.09	2.07	2.16	(0.01)	—	(0.01)	$12.15	21.58%	$3,228	1.49%	0.95%	1.89%	0.55%	45%

Class C Shares

Fiscal year ended October 31,
2009(1)	$6.46	0.03	1.97	2.00	(0.04)	—	(0.04)	$8.42	31.43%	$244	2.24%	0.40%	2.51%	0.13%	64%
Fiscal year ended October 31,
2008(1)	$12.07	0.09	(5.48)	(5.39)	(0.03)	(0.19)	(0.22)	$6.46	(45.39)%	$226	2.24%	0.92%	2.45%	0.71%	63%
Fiscal period ended October 31,
2007(1,2)	$10.00	0.03	2.04	2.07	—	—	—	$12.07	20.75%	$287	2.24%	0.30%	2.64%	(0.10)%	45%

(1)	Per share data calculated using average shares outstanding method.
(2)	Commenced operations on December 21, 2006. All ratios for the period ended October 31, 2007 have been annualized, except total return and portfolio turnover.
(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Per Share Data										Ratios/Supplemental Data
														Ratio of
		Investment Operations			Less Distributions									Net
	Net		Realized									Ratio of	Ratio of	Investment
	Asset		and					Net		Net		Net	Expenses to	Income to
	Value,		Unrealized	Total	Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average	Average
	Beginning	Net	Gains	From	(From Net	(From Net		Value,		End of	Expenses to	Income to	Net Assets	Net Assets	Portfolio
	of	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	Average	Average	(Excluding	(Excluding	Turnover
	Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(3)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class R Shares

Fiscal year ended October 31,
2009	$6.52	0.09	1.94	2.03	(0.13)	—	(0.13)	$8.42	31.99%	$19	1.74%	1.30%	2.01%	1.03%	64%
Fiscal year ended October 31,
2008(1)	$12.12	0.08	(5.46)	(5.38)	(0.03)	(0.19)	(0.22)	$6.52	(45.10)%	$48	1.74%	0.90%	1.95%	0.69%	63%
Fiscal period ended October 31,
2007(1,2)	$10.00	0.07	2.06	2.13	(0.01)	—	(0.01)	$12.12	21.27%	$17	1.74%	0.77%	2.14%	0.37%	45%

Class Y Shares

Fiscal year ended October 31,
2009	$6.55	0.08	2.01	2.09	(0.15)	—	(0.15)	$8.49	32.68%	$584,667	1.24%	1.17%	1.51%	0.90%	64%
Fiscal year ended October 31,
2008(1)	$12.17	0.17	(5.52)	(5.35)	(0.08)	(0.19)	(0.27)	$6.55	(44.86)%	$249,805	1.24%	1.72%	1.45%	1.51%	63%
Fiscal period ended October 31,
2007(1,2)	$10.00	0.13	2.05	2.18	(0.01)	—	(0.01)	$12.17	21.78%	$343,161	1.24%	1.36%	1.64%	0.96%	45%

(1)	Per share data calculated using average shares outstanding method.
(2)	Commenced operations on December 21, 2006. All ratios for the period ended October 31, 2007 have been annualized, except total return and portfolio turnover.
(3)	Total return would have been lower had certain expenses not been waived.

Section 5  Financial Highlights  117

Nuveen Mutual Funds

The Statement of Additional Information (SAI) provides more details about the funds and their policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).

Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ most recent annual or semi-annual reports or the SAI, request other information about the funds, or make other shareholder inquiries by calling Nuveen Investor Services at (800) 257-8787 or by contacting the funds at the address below. Annual or semi-annual reports and the SAI are also available on the funds’ Internet site at www.nuveen.com.

Information about the funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the funds are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, or you can obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Funds distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
www.nuveen.com

SEC file number: 811-05309

MPR-FSTK-0111P

Mutual Funds

Prospectus February 26, 2010 As Supplemented January 1, 2011

Nuveen Index Funds (formerly First American Index Funds)

Nuveen Equity Index Fund
Class	Ticker Symbol

Class A	FAEIX
Class B	FAEQX
Class C	FCEIX
Class R	FADSX
Class Y	FEIIX

Nuveen Mid Cap Index Fund
Class	Ticker Symbol

Class A	FDXAX
Class C	FDXCX
Class R	FMCYX
Class Y	FIMEX

Nuveen Small Cap Index Fund
Class	Ticker Symbol

Class A	FMDAX
Class C	FPXCX
Class R	ARSCX
Class Y	ASETX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Section 1 Fund Summaries
Nuveen Equity Index Fund	2

Nuveen Mid Cap Index Fund	6

Nuveen Small Cap Index Fund	10

Section 2 More about the Funds
Investment Objectives	14

Investment Strategies	14

Investment Risks	14

Disclosure of Portfolio Holdings	15

Section 3 Fund Management
Investment Advisor	16

Sub-Advisor	17

Portfolio Managers	17

Section 4 Shareholder Information
Pricing of Fund Shares	18

Choosing a Share Class	18

Determining Your Share Price	20

Purchasing Fund Shares	22

Redeeming Fund Shares	24

Exchanging Fund Shares	25

Additional Information on Purchasing, Redeeming, and Exchanging Fund Shares	26

Dividends and Distributions	28

Taxes	28

Compensation Paid to Financial Intermediaries	29

Fund Service Providers	31

Staying Informed	31

Section 5 Financial Highlights	32

Section 1  Fund Summaries

Nuveen Equity Index Fund
(formerly First American Equity Index Fund)

Investment Objective
The investment objective of the fund is to provide investment results that correspond to the performance of the Standard & Poor’s 500 Index (S&P 500 Index).

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 20 of the prospectus and “Reducing Class A Sales Charges” on page 86 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fees	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Y

Management Fees	0.27%	0.27%	0.27%	0.27%	0.27%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses[2]	0.14%	0.14%	0.14%	0.14%	0.14%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%

Gross Annual Operating Expenses	0.67%	1.42%	1.42%	0.92%	0.42%
Less Expense Reimbursement	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%

Net Annual Operating Expenses[3]	0.63%	1.38%	1.38%	0.88%	0.38%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption

	A	B	C	R	Y	A	B	C	R	Y

1 Year	$611	$640	$140	$90	$39	$611	$140	$140	$90	$39
3 Years	$749	$745	$445	$289	$131	$749	$445	$445	$289	$131
5 Years	$899	$873	$773	$505	$231	$899	$773	$773	$505	$231
10 Years	$1,335	$1,494	$1,699	$1,128	$526	$1,335	$1,494	$1,699	$1,128	$526

 2
Section 1  Fund Summaries

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees and the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator.

3	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012, so that total annual fund operating expenses, after waivers and excluding acquired fund fees and expenses, do not exceed 0.62%, 1.37%, 1.37%, 0.87%, and 0.37%, respectively, for Class A, Class B, Class C, Class R, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended October 31, 2009, the fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund generally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 500 Index. The S&P 500 Index is an unmanaged market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector performance and other factors. The index tracks the performance of the large cap U.S. equity market. Reconstitution of the index occurs both on a quarterly and ongoing basis. As of September 30, 2010, market capitalizations of companies in the S&P 500 Index ranged from approximately $910 million to $314.6 billion.

The fund’s advisor believes that the fund’s objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500 Index.

Because the fund may not always hold all of the stocks included in the S&P 500 Index, and because the fund has expenses and the index does not, the fund will not duplicate the index’s performance precisely. However, the fund’s advisor believes there should be a close correlation between the fund’s performance and that of the S&P 500 Index in both rising and falling markets. The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund’s net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500 Index. If the fund is unable to achieve a correlation of 95% over time, the fund’s board of directors will consider alternative strategies for the fund.

The fund may invest in stock index futures contracts, options on stock indices, and options on stock index futures (“derivatives”) on the S&P 500 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500 Index, and to reduce transaction costs.

Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Failure to Match Index Performance—The fund may not replicate the performance of the S&P 500 Index.

Section 1  Fund Summaries  3

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 3.47%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 15.79% and −22.00%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

 4
Section 1  Fund Summaries

		Average Annual Total Returns
		for the Periods Ended December 31, 2009
						Since
	Inception					Inception
	Date	1 Year	5 Years		10 Years	(Class R)

Class Returns Before Taxes:
Class A	12/14/92	19.03%	(1	.15)%	(2.01)%	N/A
Class B	8/15/94	20.12%	(1	.14)%	(2.19)%	N/A
Class C	2/1/99	24.08%	(0	.76)%	(2.19)%	N/A
Class R	9/24/01	25.74%	(0	.26)%	N/A	2.58%
Class Y	2/4/94	26.32%	0.23%		(1.21)%	N/A

Class A Return After Taxes:
On Distributions		18.67%	(1	.47)%	(2.37)%	N/A
On Distributions and Sale of Fund Shares		12.75%	(0	.95)%	(1.75)%	N/A

S&P 500 Index[1] (reflects no deduction for fees, expenses, or taxes)		26.46%	0.42%		(0.95)%	3.26%

1	An unmanaged market-capitalization weighted index based on the average weighted performance of 500 widely held large-cap common stocks.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Walter A. French	Senior Vice President	October 1999
David A. Friar	Assistant Vice President	September 2000

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1  Fund Summaries  5

Nuveen Mid Cap Index Fund
(formerly First American Mid Cap Index Fund)

Investment Objective
The investment objective of the fund is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400 Composite Index (S&P MidCap 400 Index).

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 20 of the prospectus and “Reducing Class A Sales Charges” on page 86 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y

Management Fees	0.34%	0.34%	0.34%	0.34%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses[2]	0.22%	0.22%	0.22%	0.22%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%

Gross Annual Operating Expenses	0.84%	1.59%	1.09%	0.59%
Less Expense Reimbursement	(0.06)%	(0.06)%	(0.06)%	(0.06)%

Net Annual Operating Expenses[3]	0.78%	1.53%	1.03%	0.53%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption

	A	C	R	Y	A	C	R	Y

1 Year	$625	$156	$105	$54	$625	$156	$105	$54
3 Years	$798	$496	$341	$183	$798	$496	$341	$183
5 Years	$985	$860	$595	$323	$985	$860	$595	$323
10 Years	$1,525	$1,884	$1,323	$732	$1,525	$1,884	$1,323	$732

[1]	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.

[2]	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

 6
Section 1  Fund Summaries

[3]	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012, so that total annual fund operating expenses, after waivers and excluding acquired fund fees and expenses, do not exceed 0.75%, 1.50%, 1.00%, and 0.50%, respectively, for Class A, Class C, Class R, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended October 31, 2009, the fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund generally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P MidCap 400 Index. This index is an unmanaged market-value weighted index consisting of 400 stocks chosen for market size, liquidity, sector representation and other factors that represents the mid range sector of the U.S. stock market. Reconstitution of the index occurs both on a quarterly and ongoing basis. As of September 30, 2010, market capitalizations of companies in the S&P MidCap 400 Index ranged from approximately $487 million to $8.5 billion.

The fund’s advisor believes that the fund’s objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P MidCap 400 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P MidCap 400 Index.

Because the fund may not always hold all of the stocks included in the S&P MidCap 400 Index, and because the fund has expenses and the index does not, the fund will not duplicate the index’s performance precisely. However, the fund’s advisor believes there should be a close correlation between the fund’s performance and that of the S&P MidCap 400 Index in both rising and falling markets. The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P MidCap 400 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund’s net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P MidCap 400 Index. If the fund is unable to achieve a correlation of 95% over time, the fund’s board of directors will consider alternative strategies for the fund.

The fund may invest in stock index futures contracts, options on stock indices, and options on stock index futures (“derivatives”) on the S&P MidCap 400 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P MidCap 400 Index, and to reduce transaction costs.

Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Failure to Match Index Performance—The fund may not replicate the performance of the S&P 400 Index.

Mid-Cap Stock Risk—Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Section 1  Fund Summaries  7

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*1

*	Class A year-to-date total return as of September 30, 2010 was 11.02%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 19.81% and −25.52%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

 8
Section 1  Fund Summaries

		Average Annual Total Returns
		for the Periods Ended December 31, 2009[1]
					Since	Since
	Inception				Inception	Inception
	Date	1 Year	5 Years	10 Years	(Class C)	(Class R)

Class Returns Before Taxes:
Class A	11/4/99	29.07%	1.66%	4.91%	N/A	N/A
Class C	9/24/01	34.61%	2.05%	N/A	6.85%	N/A
Class R	11/27/00	36.37%	2.54%	N/A	N/A	4.52%
Class Y	11/4/99	37.10%	3.07%	5.77%	N/A	N/A

Class A Return After Taxes:
On Distributions		28.92%	0.59%	3.69%	N/A	N/A
On Distributions and Sale of Fund Shares)		19.09%	1.35%	3.84%	N/A	N/A

S&P MidCap 400 Index[2] (reflects no deduction for fees, expenses, or taxes)		37.38%	3.27%	6.36%	8.32%	5.43%

1	Performance presented prior to 9/24/01 represents that of the Firstar Mid Cap Index Fund, a series of Firstar Funds, Inc., which merged into the fund on that date.
2	An unmanaged market-value weighted index of 400 mid-cap companies.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Walter A. French	Senior Vice President	March 2001
David A. Friar	Assistant Vice President	March 2001

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1  Fund Summaries  9

Nuveen Small Cap Index Fund

(formerly First American Small Cap Index Fund)

Investment Objective
The investment objective of the fund is to provide investment results that correspond to the performance of the Russell 2000 Index.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and, in “Determining Your Share Price” on page 20 of the prospectus and “Reducing Class A Sales Charges” on page 86 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y

Management Fees	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses[2]	0.60%	0.60%	0.60%	0.60%
Acquired Fund Fees and Expenses	0.06%	0.06%	0.06%	0.06%

Gross Annual Operating Expenses	1.26%	2.01%	1.51%	1.01%
Less Expense Reimbursement	(0.37)%	(0.37)%	(0.37)%	(0.37)%

Net Annual Operating Expenses[3]	0.89%	1.64%	1.14%	0.64%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption

	A	C	R	Y	A	C	R	Y

1 Year	$636	$167	$116	$65	$636	$167	$116	$65
3 Years	$893	$595	$441	$285	$893	$595	$441	$285
5 Years	$1,170	$1,049	$789	$522	$1,170	$1,049	$789	$522
10 Years	$1,958	$2,308	$1,770	$1,203	$1,958	$2,308	$1,770	$1,203

[1]	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.

[2]	Other Expenses have been restated to reflect current contractual fees and the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator.

[3]	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012, so that total annual fund operating expenses, after waivers and excluding acquired fund fees and expenses, do not exceed 0.83%, 1.58%, 1.08%, and 0.58%, respectively, for Class A,

 10
Section 1  Fund Summaries

Class C, Class R, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended October 31, 2009, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund generally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). Reconstitution of the index occurs annually. As of September 30, 2010, market capitalizations of companies in the Russell 2000 Index ranged from approximately $20 million to $3.2 billion.

The fund’s advisor believes that the fund’s objective can best be achieved by investing in common stocks of at least 90% of the issues included in the Russell 2000 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the Russell 2000 Index.

Because the fund may not always hold all of the stocks included in the Russell 2000 Index, and because the fund has expenses and the index does not, the fund will not duplicate the index’s performance precisely. However, the fund’s advisor believes there should be a close correlation between the fund’s performance and that of the Russell 2000 Index in both rising and falling markets. The fund will attempt to achieve a correlation between the performance of its portfolio and that of the Russell 2000 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund’s net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 2000 Index. If the fund is unable to achieve a correlation of 95% over time, the fund’s board of directors will consider alternative strategies for the fund.

The fund may invest in stock index futures contracts, options on stock indices, and options on stock index futures (“derivatives”) on the Russell 2000 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the Russell 2000 Index, and to reduce transaction costs.

Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Failure to Match Index Performance—The fund may not replicate the performance of the Russell 2000 Index.

Small-Cap Stock Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

Section 1  Fund Summaries  11

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*1

* Class A year-to-date total return as of September 30, 2010 was 8.81%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 22.96% and −25.79%, respectively, for the quarters ended June 30, 2003 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

 12
Section 1  Fund Summaries

		Average Annual Total Returns
		for the Periods Ended December 31, 2009[1]
						Since
	Inception					Inception
	Date	1 Year	5 Years		10 Years	(Class C)

Class Returns Before Taxes:
Class A	12/30/98	19.92%	(1	.12)%	4.07%	N/A
Class C	9/24/01	24.85%	(0	.73)%	N/A	5.38%
Class R	12/30/98	26.47%	(0	.23)%	4.44%	N/A
Class Y	12/30/98	27.20%	0.26%		4.88%	N/A

Class A Return After Taxes:
On Distributions		19.82%	(2	.59)%	2.80%	N/A
On Distributions and Sale of Fund Shares		13.09%	(1	.01)%	3.24%	N/A

Russell 2000 Index[2] (reflects no deduction for fees, expenses, or taxes)		27.17%	0.51%		3.51%	7.15%

1	Performance presented prior to 9/24/01 represents that of the Firstar Small Cap Index Fund, a series of Firstar Funds, Inc., which merged into the fund on that date. The Firstar Small Cap Index Fund was organized on 12/11/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

2	An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Walter A. French	Senior Vice President	March 2001
David A. Friar	Assistant Vice President	March 2001

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1  Fund Summaries  13

Section 2  More about the Funds

Investment Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objective changes, you will be notified at least 60 days in advance. Please remember, there is no guarantee that any fund will achieve its objective.

Investment Strategies

The funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor and sub-advisor believe are most likely to be important in trying to achieve the funds’ objectives. This section provides information about some additional strategies that the funds’ sub-advisor uses, or may use, to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787.

Securities Lending

Each fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When a fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the funds’ securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The funds, however, will be responsible for the risks associated with the investment of cash collateral. A fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Temporary Investments

In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

Investment Risks

The principal risks of investing in each fund are identified in the “Fund Summaries” section. These risks are further described below.

Common Stock Risk. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. In addition, the types of stocks in which a particular fund invests, such as large-capitalization stocks, mid-capitalization stocks, and small-capitalization stocks, may underperform the market as a whole.

Derivatives Risk. A small investment in derivatives could have a potentially large impact on a fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Some derivatives also involve

 14
Section 2  More about the Funds

leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.

Failure to Match Index Performance. The ability of the funds to replicate the performance of their respective indices may be affected by, among other things, changes in securities markets, the manner in which performance of the index is calculated, changes in the composition of the index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

Mid-Cap Stock Risk. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Small-Cap Stock Risk. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. Stocks at the bottom end of the capitalization range in which Small Cap Index Fund may invest sometimes are referred to as “micro-cap” stocks. These stocks may be subject to extreme price volatility, as well as limited liquidity and limited research.

Disclosure of Portfolio Holdings

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ statement of additional information.

Section 2  More about the Funds  15

Section 3  Fund Management

Investment Advisor

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), the funds’ investment advisor, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the funds. Nuveen Fund Advisors oversees the management of the funds’ portfolios, manages the funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606. Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). The funds were formerly advised by FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”). On December 31, 2010, pursuant to an agreement among U.S. Bank, FAF, Nuveen Investments, and certain Nuveen affiliates, Nuveen Fund Advisors acquired a portion of the asset management business of FAF (the “Transaction”). The portfolio managers for each fund employed by FAF in place immediately prior to the Transaction are the current portfolio managers of the funds.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. Nuveen Fund Advisors has adopted policies and procedures that address arrangements with Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

Each fund is dependent upon services and resources provided by its investment advisor, Nuveen Fund Advisors, and therefore the investment advisor’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

Management Fee

The management fee schedule for each fund consists of two components — a fund-level fee, based only on the amount of assets within a fund, and a complex-level fee, based on the aggregate amount of all qualifying fund assets managed by Nuveen Fund Advisors and its affiliates.

The annual fund-level fee, payable monthly, is based upon the average daily net assets of each fund as follows:

	Nuveen Equity	Nuveen Mid Cap	Nuveen Small Cap
Average Daily Net Assets	Index Fund	Index Fund	Index Fund

For the first $125 million	0.1000%	0.1500%	0.1500%
For the next $125 million	0.0875%	0.1375%	0.1375%
For the next $250 million	0.0750%	0.1250%	0.1250%
For the next $500 million	0.0625%	0.1125%	0.1125%
For the next $1 billion	0.0500%	0.1000%	0.1000%
For net assets over $2 billion	0.0250%	0.0750%	0.0750%

The complex-level fee is the same for each fund and begins at a maximum rate of 0.2000% of each fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for assets above that level. Therefore, the maximum management fee rate for each fund is the fund-level fee plus 0.2000%. As of September 30, 2010, the effective complex-level fee for each fund was 0.1822% of the fund’s average daily net assets.

 16
Section 3  Fund Management

The table below reflects management fees paid to FAF, after taking into account any fee waivers, for the funds’ fiscal year ended October 31, 2009. FAF provided advisory services pursuant to a different management agreement with a different fee schedule. FAF did not provide any administrative services under that agreement.

Management Fee
as a % of Average
Daily Net Assets

Nuveen Equity Index Fund	0.08%
Nuveen Mid Cap Index Fund	0.08%
Nuveen Small Cap Index Fund	0.00%

A discussion regarding the basis for the board’s approval of the funds’ investment advisory agreement will appear in the funds’ semi-annual report to shareholders for the period ended April 30, 2011.

Sub-Advisor

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-advisor to each of the funds. Nuveen Asset Management manages the investment of the funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

Portfolio Managers

The portfolio managers primarily responsible for the each fund’s management are Walter A. French and David A. Friar.

•	Walter A. French, Senior Vice President of Nuveen Asset Management, has managed Nuveen Equity Index Fund since October 1999, and Nuveen Mid Cap Index Fund and Nuveen Small Cap Index Fund since March 2001. Mr. French entered the financial services industry in 1974 and joined FAF in 1999. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.
•	David A. Friar, Assistant Vice President of Nuveen Asset Management, has managed Nuveen Equity Index Fund since September 2000, and Nuveen Mid Cap Index Fund and Nuveen Small Cap Index Fund since March 2001. Mr. Friar entered the financial services industry in 1998 and joined FAF in 1999. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

The statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the funds.

Section 3  Fund Management  17

Section 4  Shareholder Information

Pricing of Fund Shares

You may purchase, redeem, or exchange shares of the funds on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the SEC.

The funds have authorized certain investment professionals and financial institutions (“financial intermediaries”) to accept purchase, redemption, or exchange orders on their behalf. Your purchase or redemption price will be based on the net asset value (NAV) per share next calculated by the funds after your order is received by the funds or an authorized financial intermediary in proper form. Exchanges are also based on the NAV per share next calculated by the fund after your exchange request is received in proper form. See “Additional Information on Purchasing, Redeeming, and Exchanging Fund Shares — Calculating Net Asset Value” below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under “Purchasing Fund Shares,” “Redeeming Fund Shares,” or “Exchanging Fund Shares.”

Some financial intermediaries may charge a fee for helping you purchase, redeem, or exchange shares. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the funds.

Choosing a Share Class

The funds issue their shares in up to five classes with each class having a different cost structure. As noted below, only certain eligible investors can purchase Class R and Class Y shares of the funds, whereas Class A and Class C shares (the “Retail Share Classes”) are generally available to investors. You should decide which share class best suits your needs.

No new or additional investments, including investments through any systematic investment plan, are allowed in Class B shares of the funds, except through permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Nuveen Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the prospectus. Any dividends or capital gains on Class B shares of a fund will be reinvested in Class B shares of the fund at net asset value, unless you have otherwise chosen to receive distributions in cash. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion feature remain unchanged. Class B shareholders wishing to make additional investments in the funds’ shares are permitted to invest in other classes of the funds, subject to the pricing and eligibility requirements of those classes.

Eligibility to Invest in Class R and Class Y Shares

Class R shares generally are available only to 401(k) plans, 457 plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans (“retirement plans”), and must be held in plan level or omnibus accounts. Class R shares are not available to retail retirement or nonretirement accounts, Traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.

Class Y shares generally are offered to group retirement and employee benefit plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.

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Section 4  Shareholder Information

Class Share Overview

	Front-End		Contingent Deferred
	Sales Charge		Sales Charge		Annual 12b-1 Fees
	(FESC)		(CDSC)		(as a % of Net Assets)

Class A	5.50%	[1]	None		0.25%
Class B2	None		5.00%	[3]	1.00%
Class C4	None		1.00%	[5]	1.00%
Class R	None		None		0.50%
Class Y	None		None		None

1	The FESC is reduced for larger purchases. See “Determining Your Share Price—Class A Shares” below.

2	Class B shares automatically convert to Class A shares eight years after purchase, which reduces future annual expenses since Class A shares have lower annual expenses.

3	A CDSC of up to 5.00% applies to Class B shares if you redeem shares within six years of purchase. The CDSC declines over the six years as described below under “Determining Your Share Price—Class B Shares.”

4	Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

5	A 1.00% CDSC applies if you redeem your Class C shares within 12 months of purchase.

Among the Retail Share Classes, Class A shares may be a better choice if your investment qualifies for a reduced sales charge. You should not place Class C share orders that would cause your total investment in Nuveen Mutual Funds Class A, Class B, and Class C shares to equal or exceed $1 million, using the aggregation principles discussed below under “Determining Your Share Price—Class A Shares—Reducing Your Sales Charge on Class A Shares.” To the extent operationally possible, these orders will be automatically rejected.

Class R or Class Y shares are generally a better choice than a Retail Share Class if you are eligible to purchase these share classes. However, if you intend to hold your shares for a long time, or if you are eligible to invest in Class A shares with a reduced or waived sales charge, Class A may be a better choice than an investment in Class R shares.

12b-1 Fees

Each fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act that allows the fund to pay its distributor an annual fee for the distribution and sale of its shares and/or for services provided to shareholders. The funds do not pay 12b-1 fees on Class Y shares. The 12b-1 fees paid by the funds are designated as distribution fees and/or shareholder servicing fees, as described here.

	Annual 12b-1 Fees
	(as a % of
	Average Daily Net Assets)
	Distribution	Shareholder
	Fee	Servicing Fee

Class A	None	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%
Class Y	None	None

Because 12b-1 fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Section 4  Shareholder Information  19

Determining Your Share Price

Because the current prospectus and statement of additional information are available on Nuveen Mutual Funds’ website free of charge, we do not disclose the following share class information separately on the website.

Class A Shares

Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The sales charge you pay may differ slightly from the amount set forth below because of rounding that occurs in the calculation used to determine your sales charge.

	Sales Charge
	As a % of	As a % of Net
Purchase Amount	Offering Price	Amount Invested

Less than $50,000	5.50%	5.82%
$50,000 - $99,999	4.50%	4.71%
$100,000 - $249,999	3.50%	3.63%
$250,000 - $499,999	2.50%	2.56%
$500,000 - $999,999	2.00%	2.04%
$1 million and over	0.00%	0.00%

Reducing Your Sales Charge on Class A Shares. As shown in the preceding table, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as follows.

Prior Purchases. Prior purchases of Class A, Class B, and Class C shares of any Nuveen Mutual Fund will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, including shares held in individual retirement, custodial or personal trust accounts. For example, let’s say you’re making a $10,000 investment and you already own other Nuveen Mutual Fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the funds and provide them with the records necessary to demonstrate the shares’ purchase price.

Purchases by Related Accounts. Concurrent and prior purchases by certain other accounts of Class A, Class B, and Class C shares of any Nuveen Mutual Fund also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.

Letter of Intent. If you plan to make an aggregate investment of $50,000 or more over a 13-month period in Class A or Class C shares of one or more Nuveen Mutual Funds you may reduce your sales charge for Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge.

It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your financial intermediary, or Nuveen Investor Services if you are purchasing shares directly from the funds, and they will notify the fund.

You should provide your financial intermediary with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:

•	All of your accounts at your financial intermediary.
•	All of your accounts at any other financial intermediary.

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Section 4  Shareholder Information

•	All accounts of any related party (such as a spouse or dependent child) held with any financial intermediary.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your financial intermediary may have this information.

More information on these ways to reduce your sales charge appears in the statement of additional information.

Purchasing Class A Shares Without a Sales Charge. The following persons may purchase a fund’s Class A shares at net asset value without a sales charge:

•	Directors, full-time employees and retirees of the advisor and its affiliates.
•	Current and retired officers and directors of the funds.
•	Full-time employees of any broker-dealer authorized to sell fund shares.
•	Full-time employees of the fund’s counsel.
•	Members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).
•	Persons who purchase the funds through “one-stop” mutual fund networks through which the funds are made available.
•	Persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.
•	Trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.
•	Group retirement and employee benefit plans.

You must notify the funds or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.

Reinvesting After a Redemption. If you redeem Class A shares of a fund, you may reinvest in Class A shares of that fund or another Nuveen Mutual Fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your financial intermediary.

Class B Shares

No new or additional investments are allowed in Class B shares of the Nuveen Mutual Funds, except in connection with permitted exchanges or the reinvestment of dividends or capital gains distributions on Class B shares. See “Choosing a Share Class” above.

Class B shares could previously be purchased at their net asset value — there was no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a CDSC, as reflected in the following table.

CDSC as a % of the
Year Since Purchase	Value of Your Shares

First	5.00%
Second	5.00%
Third	4.00%
Fourth	3.00%
Fifth	2.00%
Sixth	1.00%
Seventh	0.00%
Eighth	0.00%

The CDSC you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your CDSC.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class B shares that are not subject to a CDSC will be redeemed first; other Class B shares will then be redeemed in an order that minimizes your CDSC. The CDSC will be waived in the circumstances described below under “Waiving Contingent Deferred Sales Charges.”

Section 4  Shareholder Information  21

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

Class C Shares

Your purchase price for Class C shares is their net asset value — there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class C shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under “Waiving Contingent Deferred Sales Charges.”

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

Retirement Plan Availability of Class C Shares. Class C shares are available to individual plans and certain smaller group plans, such as SIMPLE, SEP, and Solo 401(k) plans. Class C shares are not available to certain employer-sponsored plans, such as 401(k), employer-sponsored 403(b), money purchase and profit sharing plans, except for those plans invested in Class C shares of the funds prior to July 20, 2007.

Waiving Contingent Deferred Sales Charges

CDSCs on Class A, Class B, and Class C share redemptions will be waived for:

•	Redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
•	Redemptions that equal the minimum required distribution from an IRA or other retirement plan to a shareholder who has reached the age of 70 1/2.
•	Redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account’s value. The systematic withdrawal limit will be based on the market value of your account at the time of each withdrawal.
•	Redemptions required as a result of over-contribution to an IRA plan.

Class R and Class Y Shares

Your purchase price for Class R and Class Y shares is their net asset value. These share classes do not have a front-end sales charge or a CDSC.

Purchasing Fund Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box only will not be accepted. We may also ask for other identifying documents or information.

Purchasing Class A and Class C Shares

You can become a shareholder in any of the funds by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100.

The funds reserve the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

By Phone. You can purchase shares by calling your financial intermediary, if it has a sales agreement with the funds’ distributor. Once the initial minimum investment has been made, you can also place purchase orders in amounts equal to or greater than the minimum

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Section 4  Shareholder Information

additional investment amount by calling Nuveen Investor Services at (800) 257-8787. Funds will be transferred electronically from your bank account through the Automated Clearing House (ACH) network. Before making a purchase by electronic funds transfer, you must submit a new account form to the funds and elect this option. Be sure to include all of your banking information on the form.

By Wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the funds. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV, or public offering price as applicable based on your share class, calculated after the funds’ custodian receives your payment by wire. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

Regular U.S. Mail:	Overnight Express Mail:

Nuveen Mutual Funds	Nuveen Mutual Funds
P.O. Box 3011	615 East Michigan Street
Milwaukee, WI 53201-3011	Milwaukee, WI 53202

After you have established an account, you may continue to purchase shares by mailing your check to Nuveen Mutual Funds at the same address.

Please note the following:

•	All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to Nuveen Mutual Funds.
•	Cash, money orders, cashier’s checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, and credit cards will not be accepted. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.
•	If a check or ACH transaction does not clear your bank, the funds reserve the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.

By Systematic Investment Plan. After you have established an account, you may add to your investment on a regular basis:

•	by having $100 or more automatically withdrawn from your bank account on a periodic basis and invested in additional shares of the fund, or
•	through automatic monthly exchanges into the fund from certain Nuveen Mutual Funds of the same class.

You may apply for participation in either of these programs through your financial intermediary or by calling Nuveen Investor Services at (800) 257-8787.

Purchasing Class R Shares

Eligible retirement plans generally may open an account and purchase Class R shares by contacting any financial intermediary or plan administrator authorized to sell the funds’ shares. Participants in retirement plans generally must contact the plan’s administrator to purchase shares.

Share purchases by eligible retirement plans are generally made by wire transfer. You cannot purchase shares by wire on days when federally chartered banks are closed.

Purchase orders from a retirement plan or participant in the plan must be received by the financial intermediary or plan administrator by the time specified by that institution to be assured same day processing. In order for shares to be purchased at that day’s price, the funds must receive the purchase order from the financial intermediary or plan administrator by 3:00 p.m. Central time. It is the responsibility of the financial intermediary or plan administrator to promptly transmit orders to the funds.

Section 4  Shareholder Information  23

Purchasing Class Y Shares

You may purchase Class Y shares by calling your financial intermediary. When purchasing shares, payment must generally be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The funds reserve the right to impose minimum investment amounts on clients of financial intermediaries that charge the funds or the advisor transaction or recordkeeping fees.

By Systematic Investment Plan. You may add to your investment on a regular, automatic basis through a systematic investment plan. You may apply for participation in this program through your financial intermediary.

Redeeming Fund Shares

Redeeming Class A, Class B, and Class C Shares

When you redeem shares, the proceeds are normally sent on the next business day, but in no event more than seven days, after your request is received in proper form.

By Phone. If you purchased shares through a financial intermediary, simply call them to redeem your shares.

If you did not purchase shares through a financial intermediary, you may redeem your shares by calling Nuveen Investor Services at (800) 257-8787. Proceeds can be wired to your bank account (if you have previously supplied your bank account information to the fund) or sent to you by check. The funds charge a $15 fee for wire redemptions, but have the right to waive this fee for shares redeemed through certain financial intermediaries and by certain accounts. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within two to three business days. The funds reserve the right to limit telephone redemptions to $50,000 per account per day.

If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail. To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

Regular U.S. Mail:	Overnight Express Mail:

Nuveen Mutual Funds	Nuveen Mutual Funds
P.O. Box 3011	615 East Michigan Street
Milwaukee, WI 53201-3011	Milwaukee, WI 53202

Your request should include the following information:

•	name of the fund
•	account number
•	dollar amount or number of shares redeemed
•	name on the account
•	signatures of all registered account owners

After you have established your account, signatures on a written request must be guaranteed if:

•	you would like redemption proceeds to be paid to any person, address, or bank account other than that on record.
•	you would like the redemption check mailed to an address other than the address on the fund’s records, or you have changed the address on the fund’s records within the last 30 days.
•	your redemption request is in excess of $50,000.
•	bank information related to an automatic investment plan, telephone purchase or telephone redemption has changed.

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Section 4  Shareholder Information

In addition to the situations described above, the funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

By Wire. You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the funds have your bank account information on file. If the funds do not have this information, you will need to send written instructions with your bank’s name and a voided check or pre-printed savings account deposit slip. You must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.

By Systematic Withdrawal Plan. If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. You may set up a systematic withdrawal when you complete a new account form or by calling your financial intermediary. You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Redeeming Class R Shares

Participants in retirement plans generally must contact the plan’s administrator to redeem Class R shares. Redemption requests from a retirement plan or participant in the plan must be received by the financial intermediary or plan administrator by the time specified by that institution to be assured same day processing. In order for shares to be sold at that day’s price, the funds must receive the redemption request from the financial intermediary or plan administrator by 3:00 p.m. Central time. It is the responsibility of the financial intermediary or plan administrator to promptly transmit orders to the funds.

If the funds receive a redemption request by 3:00 p.m. Central time, payment of the redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

Redeeming Class Y Shares

You may redeem Class Y shares by calling your financial intermediary. If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

By Systematic Withdrawal Plan. You may redeem a specific dollar amount from your account, on a regular, automatic basis through a systematic withdrawal plan. You may apply for participation in this program through your financial intermediary. You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Exchanging Fund Shares

Exchanging Shares

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging, and, if your shares are held with a financial intermediary, the financial intermediary must have the operational capacity to support exchanges. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statements of additional information for details.

Section 4  Shareholder Information  25

The funds may change or cancel their exchange policy at any time upon 60 days’ notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges or reject any exchange.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Additional Information on Purchasing, Redeeming, and Exchanging Fund Shares

Calculating Net Asset Value

The funds generally calculate their NAVs as of 3:00 p.m. Central time every day the New York Stock Exchange is open. The funds do not calculate their NAVs on national holidays, or any other days, on which the NYSE is closed for trading.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares.

Investments and other assets will be valued at their market values. For securities traded on an exchange, we receive the price as reported by the exchange from one or more independent pricing services that have been approved by the funds’ board of directors. These independent pricing services also provide security valuations for certain other investments not traded on an exchange. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the funds’ board of directors. The types of securities for which such fair value pricing might be required include, but are not limited to:

•	Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;
•	Securities whose trading has been halted or suspended;
•	Fixed-income securities that have gone into default and for which there is no current market value quotation; and
•	Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Frequent Trading of Fund Shares

The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds’ need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The funds’ Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions. The funds may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

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Section 4  Shareholder Information

The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the funds. Despite the funds’ efforts to detect and prevent frequent trading, the funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The funds’ distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the funds through such accounts. Technical limitations in operational systems at such intermediaries or at the distributor may also limit the funds’ ability to detect and prevent frequent trading. In addition, the funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the funds’ Frequent Trading Policy and may be approved for use in instances where the funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to fund shareholders. The funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objective, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

Telephone Transactions

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include recording telephone conversations.

Once a telephone transaction has been placed, it generally cannot be canceled or modified.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Section 4  Shareholder Information  27

Accounts with Low Balances

The funds reserve the right to liquidate or assess a low balance fee to any account holding a balance that is less than the account balance minimum of $1,000 for any reason, including market fluctuation.

If the funds elect to liquidate or assess a low balance fee, then annually, on or about the second Wednesday of August, the funds will assess a $15 low balance account fee to certain retirement accounts, education savings plans, and UGMA/UTMA accounts that have balances under the account balance minimum. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication reminding them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation.

An intermediary may apply its own procedures in attempting to comply with the funds’ low balance account policy.

Redemption in Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, if you redeem more than $250,000 of a fund’s assets within a 30-day period, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of securities from the fund’s portfolio instead of cash. The advisor will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with these securities until their disposition.

Dividends and Distributions

Dividends from a fund’s net investment income are normally declared and paid quarterly for Nuveen Equity Index Fund, and annually for Nuveen Mid Cap Index Fund and Nuveen Small Cap Index Fund. Any capital gains are normally distributed at least once each year.

On the ex-dividend date for a distribution, a fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, unless you request that distributions be paid in cash or reinvested in another Nuveen Mutual Fund with respect to which this dividend reinvestment option is available. This request may be made on your new account form, by contacting your financial intermediary, or by calling Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the statement of additional information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Non-U.S. Income Tax Considerations

Investment income that the funds receive from their non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

 28
Section 4  Shareholder Information

Taxes and Tax Reporting

The funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Tax Credit

A regulated investment company more than 50% of the value of whose assets consists of stock or securities in foreign corporations at the close of the taxable year may, for such taxable year, pass the regulated investment company’s foreign tax credits through to its investors.

More information about tax considerations that may affect the funds and their shareholders appears in the funds’ statement of additional information.

Compensation Paid to Financial Intermediaries

Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen Investments and the distributor of the funds, receives any front-end sales charge or CDSC that you pay and any 12b-1 fees paid by the funds. From this revenue, the distributor will pay financial intermediaries for the services they provide. The funds’ distributor retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The funds’ advisor and/or distributor may make additional payments to intermediaries from their own assets, as described below under “Additional Payments to Financial Intermediaries.”

Section 4  Shareholder Information  29

Sales Charge Reallowance

The distributor pays (or “reallows”) a portion of the front-end sales charge on Class A shares to your financial intermediary, as follows:

Maximum Reallowance
Purchase Amount	as a % of Purchase Price

Less than $50,000	5.00%
$50,000 - $99,999	4.00%
$100,000 - $249,999	3.25%
$250,000 - $499,999	2.25%
$500,000 - $999,999	1.75%
$1 million and over	0.00%

Sales Commissions

Although you pay no front-end sales charge when you buy Class C shares, the funds’ distributor pays a sales commission of 1% of the amount invested to intermediaries selling Class C shares.

12b-1 Fees

The funds’ distributor uses the 12b-1 shareholder servicing fee to compensate financial intermediaries for administrative services performed on behalf of the intermediaries’ customers. These intermediaries receive shareholder servicing fees of up to 0.25% of a fund’s Class A, Class B, Class C, and Class R share average daily net assets attributable to shares sold through them. For Class A and Class R shares, the distributor begins to pay shareholder servicing fees to these intermediaries immediately after you purchase shares. For Class B and Class C shares, the distributor begins to pay shareholder servicing fees to these intermediaries one year after you purchase shares, but only if you continue to hold the shares at that time.

The funds’ distributor uses the 12b-1 distribution fee to compensate financial intermediaries for the sale of fund shares to their customers. The funds’ distributor pays intermediaries that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds’ distributor pays intermediaries that sell Class R shares a 0.25% annual distribution fee beginning immediately after you purchase shares. The funds’ distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to intermediaries that sold Class B shares.

In all cases, intermediaries continue to receive 12b-1 fees for as long as you hold fund shares.

Additional Payments to Financial Intermediaries

In addition to sales commissions and certain payments from distribution and service fees to financial intermediaries as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers, but may also include the payment of a lump sum for services provided. The level of payments that Nuveen is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. Nuveen may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

 30
Section 4  Shareholder Information

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the funds to you. The intermediary may elevate the prominence or profile of the funds within the intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the advisor and/or the distributor preferential or enhanced opportunities to promote the funds in various ways within the intermediary’s organization.

Fund Service Providers

The custodian of the assets of the Funds is U.S. Bank National Association, 60 Livingston Avenue, St. Paul, MN 55101. U.S. Bancorp Fund Services, LLC, 615 East Michigan St., Milwaukee, WI 53202, acts as the Funds’ transfer agent and as such performs bookkeeping and data processing for the maintenance of shareholder accounts.

Staying Informed

Shareholder Reports

Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the report of independent registered public accounting firm. In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Nuveen Investor Services at (800) 257-8787.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations generally are mailed following each purchase or sale of fund shares, but some transactions, such as systematic purchases and dividend reinvestments, are reported on your account statement. Generally, the funds do not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Nuveen Investor Services at (800) 257-8787.

Section 4  Shareholder Information  31

Section 5  Financial Highlights

The tables that follow present performance information about the share classes of each fund offered during the most recently completed fiscal year. This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period of operations for the fund or class of shares. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request.

Nuveen Equity Index Fund

	Per Share Data									Ratio/Supplemental Data
		Investment Operations			Less Distributions									Ratio of Net
			Realized										Ratio of	Investment
	Net		and					Net		Net		Ratio of Net	Expenses to	Income (Loss)
	Asset		Unrealized		Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average	to Average
	Value,	Net	Gains	Total From	(From Net	(From Net		Value,		End of	Expenses	Income (Loss)	Net Assets	Net Assets	Portfolio
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	to Average	to Average	(Excluding	(Excluding	Turnover
	of Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(4,5)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares
Fiscal year ended October 31,
2009(2)	$17.61	0.34	1.27	1.61	(0.36)	—	(0.36)	$18.86	9.51%	$115,213	0.62%	2.03%	0.79%	1.86%	10%
2008(2)	$28.67	0.42	(10.57)	(10.15)	(0.38)	(0.53)	(0.91)	$17.61	(36.35)%	$114,654	0.62%	1.74%	0.78%	1.58%	4%
2007(2)	$25.80	0.37	3.16	3.53	(0.36)	(0.30)	(0.66)	$28.67	13.93%	$213,957	0.62%	1.37%	0.76%	1.23%	4%
2006(2)	$22.59	0.33	3.21	3.54	(0.33)	—	(0.33)	$25.80	15.76%	$229,185	0.62%	1.36%	0.77%	1.21%	3%
Fiscal period ended October 31,
2005(2,3)	$23.00	0.01	(0.40)	(0.39)	(0.02)	—	(0.02)	$22.59	(1.70)%	$234,629	0.62%	0.69%	0.79%	0.52%	—
Fiscal year ended September 30,
2005(2)	$20.91	0.34	2.09	2.43	(0.34)	—	(0.34)	$23.00	11.69%	$238,379	0.62%	1.53%	0.79%	1.36%	4%
Class B Shares
Fiscal year ended October 31,
2009(2)	$17.35	0.22	1.25	1.47	(0.24)	—	(0.24)	$18.58	8.69%	$9,822	1.37%	1.33%	1.54%	1.16%	10%
2008(2)	$28.27	0.24	(10.42)	(10.18)	(0.21)	(0.53)	(0.74)	$17.35	(36.82)%	$12,856	1.37%	0.99%	1.53%	0.83%	4%
2007(2)	$25.47	0.17	3.11	3.28	(0.18)	(0.30)	(0.48)	$28.27	13.05%	$31,343	1.37%	0.63%	1.51%	0.49%	4%
2006(2)	$22.31	0.15	3.17	3.32	(0.16)	—	(0.16)	$25.47	14.94%	$43,369	1.37%	0.63%	1.52%	0.48%	3%
Fiscal period ended October 31,
2005(2,3)	$22.72	—	(0.40)	(0.40)	(0.01)	—	(0.01)	$22.31	(1.78)%	$56,097	1.37%	(0.06)%	1.54%	(0.23)%	—
Fiscal year ended September 30,
2005(2)	$20.66	0.18	2.06	2.24	(0.18)	—	(0.18)	$22.72	10.86%	$58,857	1.37%	0.79%	1.54%	0.62%	4%
Class C Shares
Fiscal year ended October 31,
2009(2)	$17.46	0.21	1.26	1.47	(0.23)	—	(0.23)	$18.70	8.69%	$8,661	1.37%	1.31%	1.54%	1.14%	10%
2008(2)	$28.45	0.24	(10.48)	(10.24)	(0.22)	(0.53)	(0.75)	$17.46	(36.83)%	$9,784	1.37%	0.99%	1.53%	0.83%	4%
2007(2)	$25.62	0.17	3.14	3.31	(0.18)	(0.30)	(0.48)	$28.45	13.09%	$19,585	1.37%	0.62%	1.51%	0.48%	4%
2006(2)	$22.44	0.15	3.19	3.34	(0.16)	—	(0.16)	$25.62	14.93%	$20,714	1.37%	0.62%	1.52%	0.47%	3%
Fiscal period ended October 31,
2005(2,3)	$22.85	—	(0.40)	(0.40)	(0.01)	—	(0.01)	$22.44	(1.78)%	$24,195	1.37%	(0.05)%	1.54%	(0.22)%	—
Fiscal year ended September 30,
2005(2)	$20.78	0.18	2.07	2.25	(0.18)	—	(0.18)	$22.85	10.84%	$26,258	1.37%	0.79%	1.54%	0.62%	4%

 32
Section 5  Financial Highlights

	Per Share Data									Ratio/Supplemental Data
		Investment Operations			Less Distributions									Ratio of Net
			Realized										Ratio of	Investment
	Net		and					Net		Net		Ratio of Net	Expenses to	Income (Loss)
	Asset		Unrealized		Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average	to Average
	Value,	Net	Gains	Total From	(From Net	(From Net		Value,		End of	Expenses	Income (Loss)	Net Assets	Net Assets	Portfolio
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	to Average	to Average	(Excluding	(Excluding	Turnover
	of Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(4,5)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class R Shares(1)
Fiscal year ended October 31,
2009(2)	$17.58	0.29	1.28	1.57	(0.32)	—	(0.32)	$18.83	9.27%	$10,915	0.87%	1.73%	1.04%	1.56%	10%
2008(2)	$28.63	0.35	(10.54)	(10.19)	(0.33)	(0.53)	(0.86)	$17.58	(36.51)%	$9,463	0.87%	1.49%	1.03%	1.33%	4%
2007(2)	$25.77	0.29	3.17	3.46	(0.30)	(0.30)	(0.60)	$28.63	13.65%	$7,230	0.87%	1.07%	1.01%	0.93%	4%
2006(2)	$22.57	0.26	3.21	3.47	(0.27)	—	(0.27)	$25.77	15.47%	$3,419	0.87%	1.08%	1.15%	0.80%	3%
Fiscal period ended October 31,
2005(2,3)	$22.98	0.01	(0.40)	(0.39)	(0.02)	—	(0.02)	$22.57	(1.72)%	$1,715	0.87%	0.44%	1.19%	0.12%	—
Fiscal year ended September 30,
2005(2)	$20.91	0.26	2.11	2.37	(0.30)	—	(0.30)	$22.98	11.38%	$1,663	0.87%	1.14%	1.19%	0.82%	4%
Class Y Shares
Fiscal year ended October 31,
2009(2)	$17.61	0.38	1.27	1.65	(0.40)	—	(0.40)	$18.86	9.78%	$827,145	0.37%	2.31%	0.54%	2.14%	10%
2008(2)	$28.66	0.48	(10.56)	(10.08)	(0.44)	(0.53)	(0.97)	$17.61	(36.18)%	$954,582	0.37%	1.99%	0.53%	1.83%	4%
2007(2)	$25.79	0.44	3.16	3.60	(0.43)	(0.30)	(0.73)	$28.66	14.22%	$1,714,008	0.37%	1.62%	0.51%	1.48%	4%
2006(2)	$22.58	0.39	3.21	3.60	(0.39)	—	(0.39)	$25.79	16.07%	$1,935,614	0.37%	1.61%	0.52%	1.46%	3%
Fiscal period ended October 31,
2005(2,3)	$22.99	0.02	(0.41)	(0.39)	(0.02)	—	(0.02)	$22.58	(1.69)%	$1,882,517	0.37%	0.94%	0.54%	0.77%	—
Fiscal year ended September 30,
2005(2)	$20.91	0.40	2.08	2.48	(0.40)	—	(0.40)	$22.99	11.92%	$1,940,567	0.37%	1.78%	0.54%	1.61%	4%

(1)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.
(2)	Per share data calculated using average shares outstanding method.
(3)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(4)	Total return would have been lower had certain expenses not been waived.
(5)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Section 5  Financial Highlights  33

Nuveen Mid Cap Index Fund

	Per Share Data									Ratio/Supplemental Data
		Investment Operations			Less Distributions									Ratio of Net
			Realized										Ratio of	Investment
	Net		and					Net		Net		Ratio of Net	Expenses to	Income (Loss)
	Asset		Unrealized		Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average	to Average
	Value,	Net	Gains	Total From	(From Net	(From Net		Value,		End of	Expenses	Income (Loss)	Net Assets	Net Assets	Portfolio
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	to Average	to Average	(Excluding	(Excluding	Turnover
	of Period	Income (Loss)	Investments	Operations	Income)	Gains)	Distributions	Period	Return(4,5)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares
Fiscal year ended October 31,
2009(2)	$8.83	0.09	1.27	1.36	(0.07)	(0.60)	(0.67)	$9.52	17.53%	$22,766	0.75%	1.15%	0.92%	0.98%	18%
2008(2)	$15.69	0.13	(5.30)	(5.17)	(0.10)	(1.59)	(1.69)	$8.83	(36.46)%	$11,374	0.74%	1.04%	0.84%	0.94%	15%
2007(2)	$14.25	0.15	2.08	2.23	(0.13)	(0.66)	(0.79)	$15.69	16.32%	$17,868	0.75%	1.02%	0.81%	0.96%	15%
2006(2)	$13.52	0.11	1.55	1.66	(0.11)	(0.82)	(0.93)	$14.25	12.70%	$14,722	0.75%	0.77%	0.81%	0.71%	7%
Fiscal period ended October 31,
2005(2,3)	$13.82	—	(0.30)	(0.30)	—	—	—	$13.52	(2.17)%	$14,318	0.75%	0.26%	0.80%	0.21%	1%
Fiscal year ended September 30,
2005(2)	$11.84	0.09	2.40	2.49	(0.09)	(0.42)	(0.51)	$13.82	21.43%	$14,827	0.75%	0.68%	0.82%	0.61%	15%
Class C Shares
Fiscal year ended October 31,
2009(2)	$8.64	0.04	1.23	1.27	(0.03)	(0.60)	(0.63)	$9.28	16.68%	$2,766	1.50%	0.48%	1.67%	0.31%	18%
2008(2)	$15.41	0.04	(5.19)	(5.15)	(0.03)	(1.59)	(1.62)	$8.64	(36.91)%	$3,101	1.48%	0.30%	1.58%	0.20%	15%
2007(2)	$14.03	0.04	2.03	2.07	(0.03)	(0.66)	(0.69)	$15.41	15.39%	$5,287	1.50%	0.28%	1.56%	0.22%	15%
2006(2)	$13.32	—	1.55	1.55	(0.02)	(0.82)	(0.84)	$14.03	11.96%	$4,320	1.50%	0.02%	1.56%	(0.04)%	7%
Fiscal period ended October 31,
2005(2,3)	$13.63	(0.01)	(0.30)	(0.31)	—	—	—	$13.32	(2.27)%	$3,388	1.50%	(0.49)%	1.55%	(0.54)%	1%
Fiscal year ended September 30,
2005(2)	$11.70	(0.01)	2.38	2.37	(0.02)	(0.42)	(0.44)	$13.63	20.60%	$3,533	1.50%	(0.08)%	1.57%	(0.15)%	15%
Class R Shares(1)
Fiscal year ended October 31,
2009(2)	$8.76	0.07	1.26	1.33	(0.06)	(0.60)	(0.66)	$9.43	17.29%	$12,212	1.00%	0.89%	1.17%	0.72%	18%
2008(2)	$15.60	0.10	(5.27)	(5.17)	(0.08)	(1.59)	(1.67)	$8.76	(36.66)%	$8,157	1.00%	0.80%	1.10%	0.70%	15%
2007(2)	$14.19	0.11	2.07	2.18	(0.11)	(0.66)	(0.77)	$15.60	16.01%	$5,913	1.00%	0.78%	1.06%	0.72%	15%
2006(2)	$13.48	0.07	1.55	1.62	(0.09)	(0.82)	(0.91)	$14.19	12.40%	$4,032	1.00%	0.47%	1.17%	0.30%	7%
Fiscal period ended October 31,
2005(2,3)	$13.78	—	(0.30)	(0.30)	—	—	—	$13.48	(2.18)%	$131	1.00%	0.01%	1.20%	(0.19)%	1%
Fiscal year ended September 30,
2005(2)	$11.83	0.04	2.41	2.45	(0.08)	(0.42)	(0.50)	$13.78	21.09%	$122	1.00%	0.28%	1.22%	0.06%	15%
Class Y Shares
Fiscal year ended October 31,
2009(2)	$8.84	0.12	1.27	1.39	(0.08)	(0.60)	(0.68)	$9.55	17.92%	$163,432	0.50%	1.47%	0.67%	1.30%	18%
2008(2)	$15.70	0.17	(5.31)	(5.14)	(0.13)	(1.59)	(1.72)	$8.84	(36.31)%	$177,038	0.49%	1.29%	0.59%	1.19%	15%
2007(2)	$14.27	0.19	2.07	2.26	(0.17)	(0.66)	(0.83)	$15.70	16.52%	$333,784	0.50%	1.29%	0.56%	1.23%	15%
2006(2)	$13.53	0.15	1.56	1.71	(0.15)	(0.82)	(0.97)	$14.27	13.05%	$333,636	0.50%	1.03%	0.56%	0.97%	7%
Fiscal period ended October 31,
2005(2,3)	$13.83	0.01	(0.31)	(0.30)	—	—	—	$13.53	(2.17)%	$342,072	0.50%	0.51%	0.55%	0.46%	1%
Fiscal year ended September 30,
2005(2)	$11.84	0.12	2.41	2.53	(0.12)	(0.42)	(0.54)	$13.83	21.82%	$353,354	0.50%	0.92%	0.57%	0.85%	15%

(1)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.
(2)	Per share data calculated using average shares outstanding method.
(3)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(4)	Total return would have been lower had certain expenses not been waived.
(5)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

 34
Section 5  Financial Highlights

Nuveen Small Cap Index Fund

	Per Share Data									Ratio/Supplemental Data
		Investment Operations			Less Distributions									Ratio of Net
			Realized										Ratio of	Investment
	Net		and					Net		Net		Ratio of Net	Expenses to	Income (Loss)
	Asset		Unrealized		Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average	to Average
	Value,	Net	Gains	Total From	(From Net	(From Net		Value,		End of	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	Average	to Average	(Excluding	(Excluding	Turnover
	of Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(4,5)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares
Fiscal year ended October 31,
2009(2)	$8.91	0.06	0.27	0.33	(0.07)	(1.27)	(1.34)	$7.90	6.34%	$8,591	0.82%	0.87%	1.66%	0.03%	22%
2008(2)	$15.37	0.13	(4.88)	(4.75)	(0.10)	(1.61)	(1.71)	$8.91	(34.15)%	$6,043	0.82%	1.09%	1.31%	0.60%	19%
2007(2)	$16.23	0.14	1.13	1.27	(0.12)	(2.01)	(2.13)	$15.37	8.56%	$9,109	0.83%	0.92%	1.12%	0.63%	12%
2006(2)	$14.12	0.07	2.56	2.63	(0.10)	(0.42)	(0.52)	$16.23	19.02%	$10,639	0.83%	0.47%	1.08%	0.22%	17%
Fiscal period ended October 31,
2005(2,3)	$14.57	—	(0.45)	(0.45)	—	—	—	$14.12	(3.09)%	$10,067	0.83%	0.27%	1.01%	0.09%	—
Fiscal year ended September 30,
2005(2)	$13.38	0.07	2.17	2.24	(0.06)	(0.99)	(1.05)	$14.57	17.08%	$10,323	0.90%	0.53%	1.03%	0.40%	23%
Class C Shares
Fiscal year ended October 31,
2009(2)	$8.66	0.01	0.26	0.27	(0.04)	(1.27)	(1.31)	$7.62	5.60%	$1,380	1.57%	0.17%	2.41%	(0.67)%	22%
2008(2)	$15.02	0.04	(4.76)	(4.72)	(0.03)	(1.61)	(1.64)	$8.66	(34.67)%	$1,531	1.57%	0.34%	2.06%	(0.15)%	19%
2007(2)	$15.92	0.03	1.10	1.13	(0.02)	(2.01)	(2.03)	$15.02	7.78%	$2,916	1.58%	0.17%	1.87%	(0.12)%	12%
2006(2)	$13.88	(0.04)	2.51	2.47	(0.01)	(0.42)	(0.43)	$15.92	18.15%	$2,662	1.58%	(0.28)%	1.83%	(0.53)%	17%
Fiscal period ended October 31,
2005(2,3)	$14.34	(0.01)	(0.45)	(0.46)	—	—	—	$13.88	(3.21)%	$2,068	1.58%	(0.48)%	1.76%	(0.66)%	—
Fiscal year ended September 30,
2005(2)	$13.26	(0.03)	2.10	2.07	—	(0.99)	(0.99)	$14.34	15.84%	$2,256	1.65%	(0.23)%	1.78%	(0.36)%	23%
Class R Shares(1)
Fiscal year ended October 31,
2009(2)	$8.76	0.04	0.26	0.30	(0.06)	(1.27)	(1.33)	$7.73	6.08%	$2,512	1.07%	0.55%	1.91%	(0.29)%	22%
2008(2)	$15.16	0.10	(4.81)	(4.71)	(0.08)	(1.61)	(1.69)	$8.76	(34.33)%	$1,121	1.08%	0.87%	1.57%	0.38%	19%
2007(2)	$16.04	0.11	1.11	1.22	(0.09)	(2.01)	(2.10)	$15.16	8.34%	$703	1.08%	0.71%	1.37%	0.43%	12%
2006(2)	$13.97	0.03	2.53	2.56	(0.07)	(0.42)	(0.49)	$16.04	18.75%	$280	1.08%	0.23%	1.47%	(0.16)%	17%
Fiscal period ended October 31,
2005(2,3)	$14.43	—	(0.46)	(0.46)	—	—	—	$13.97	(3.19)%	$23	1.08%	0.02%	1.41%	(0.31)%	—
Fiscal year ended September 30,
2005(2)	$13.31	0.04	2.11	2.15	(0.04)	(0.99)	(1.03)	$14.43	16.45%	$11	1.15%	0.30%	1.43%	0.02%	23%
Class Y Shares
Fiscal year ended October 31,
2009(2)	$8.92	0.09	0.25	0.34	(0.08)	(1.27)	(1.35)	$7.91	6.50%	$43,179	0.57%	1.19%	1.41%	0.35%	22%
2008(2)	$15.37	0.16	(4.88)	(4.72)	(0.12)	(1.61)	(1.73)	$8.92	(33.95)%	$54,932	0.57%	1.33%	1.06%	0.84%	19%
2007(2)	$16.23	0.18	1.13	1.31	(0.16)	(2.01)	(2.17)	$15.37	8.84%	$114,343	0.58%	1.16%	0.87%	0.87%	12%
2006(2)	$14.12	0.11	2.55	2.66	(0.13)	(0.42)	(0.55)	$16.23	19.32%	$135,802	0.58%	0.72%	0.83%	0.47%	17%
Fiscal period ended October 31,
2005(2,3)	$14.57	0.01	(0.46)	(0.45)	—	—	—	$14.12	(3.09)%	$153,572	0.58%	0.52%	0.76%	0.34%	—
Fiscal year ended September 30,
2005(2)	$13.43	0.11	2.12	2.23	(0.10)	(0.99)	(1.09)	$14.57	16.93%	$164,156	0.65%	0.78%	0.78%	0.65%	23%

(1)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.
(2)	Per share data calculated using average shares outstanding method.
(3)	For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund’s fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.
(4)	Total return would have been lower had certain expenses not been waived.
(5)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Section 5  Financial Highlights  35

Nuveen Mutual Funds

The Statement of Additional Information (SAI) provides more details about the funds and their policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).

Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ most recent annual or semi-annual reports or the SAI, request other information about the funds, or make other shareholder inquiries by calling Nuveen Investor Services at (800) 257-8787 or by contacting the funds at the address below. Annual or semi-annual reports and the SAI are also available on the funds’ Internet site at www.nuveen.com.

Information about the funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the funds are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, or you can obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Funds distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
www.nuveen.com

SEC file number: 811-05309

MPR-FINX-0111P

Mutual Funds

Prospectus February 26, 2010 As Supplemented January 1, 2011

Nuveen Quantitative Funds (formerly First American Quantitative Funds)

Nuveen Quantitative Large Cap Core Fund
Class	Ticker Symbol

Class A	FQCAX
Class C	FQCCX
Class Y	FQCYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Section 1 Fund Summary
Nuveen Quantitative Large Cap Core Fund	2

Section 2 More about the Fund
Investment Objective	6

Investment Strategies	6

Investment Risks	7

Disclosure of Portfolio Holdings	7

Section 3 Fund Management
Investment Advisor	8

Sub-Advisor	9

Portfolio Managers	9

Section 4 Shareholder Information
Pricing of Fund Shares	10

Choosing a Share Class	10

Determining Your Share Price	11

Purchasing Fund Shares	13

Redeeming Fund Shares	15

Exchanging Fund Shares	16

Additional Information on Purchasing, Redeeming, and Exchanging Fund Shares	16

Dividends and Distributions	19

Taxes	19

Compensation Paid to Financial Intermediaries	20

Fund Service Providers	21

Staying Informed	21

Section 5 Financial Highlights	23

Section 1  Fund Summary

Nuveen Quantitative Large Cap Core Fund
(formerly First American Quantitative Large Cap Core Fund)

Investment Objective
The investment objective of the fund is to provide, over the long term, a total return that exceeds the total return of the Standard & Poor’s 500 Index (S&P 500 Index).

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 11 of the prospectus and “Reducing Class A Sales Charges” on page 86 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y

Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses[2]	0.23%	0.23%	0.23%	0.23%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%

Gross Annual Operating Expenses	0.99%	1.74%	1.24%	0.74%
Less Expense Reimbursement	(0.28)%	(0.28)%	(0.28)%	(0.28)%

Net Annual Operating Expenses[3]	0.71%	1.46%	0.96%	0.46%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption

	A	C	R	Y	A	C	R	Y

1 Year	$619	$149	$98	$47	$619	$149	$98	$47
3 Years	$822	$521	$366	$208	$822	$521	$366	$208
5 Years	$1,041	$918	$654	$384	$1,041	$918	$654	$384
10 Years	$1,672	$2,029	$1,475	$892	$1,672	$2,029	$1,475	$892

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

 2
Section 1  Fund Summary

3	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012, so that total annual fund operating expenses, after waivers and excluding any acquired fund fees and expenses, do not exceed 0.70%, 1.45%, 0.95%, and 0.45%, respectively, for Class A, Class C, Class R, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended October 31, 2009, the fund’s portfolio turnover rate was 75% of the average value of its portfolio. The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-capitalization companies. The fund defines large-capitalization companies as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks chosen for market size, liquidity and industry group representation, with a focus on the large cap segment of the market. The market capitalizations of companies in the S&P 500 Index ranged from approximately $1.1 billion to $323.7 billion as of December 31, 2009, with an average market capitalization of approximately $19.9 billion. Although the fund may from time to time emphasize smaller or larger capitalization companies within this range as a result of the quantitative process discussed below, the advisor anticipates that generally the fund’s capitalization weightings will be similar to those of the S&P 500 Index. The fund’s investments may include common stocks of foreign issuers which are listed on a U.S. stock exchange.

The fund is actively managed using a proprietary quantitative process which projects a stock’s performance based upon a variety of factors, such as the stock’s growth or value style, market capitalization, earnings volatility, earnings yield, financial leverage and currency sensitivity. This process tracks the historical performance of each of these factors against relevant economic and market variables, and then determines how each of the factors is expected to perform given today’s economic conditions. The process then measures the relative sensitivity of each of the stocks in the fund’s investable universe to the various factors and projects each stock’s performance based on this sensitivity. Stocks are selected for purchase or sale using an optimization formula which is designed to maximize the fund’s overall projected return within the constraints that have been established to limit the fund’s tracking error as compared to the S&P 500 Index.

The fund may buy and sell stock index futures contracts. The fund may use futures contracts to manage market or business risk or enhance the fund’s return. The fund may also invest in exchange-traded funds in order to reduce cash balances in the fund and increase the level of fund assets exposed to common stocks.

Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Active Quantitative Management Risk—Because the fund is actively managed using the quantitative process described above, the fund could underperform other mutual funds with similar investment objectives.

Additional Expenses—When the fund invests in exchange-traded funds, you bear both your proportionate share of fund expenses and, indirectly, the expenses of the exchange-traded funds.

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Foreign Security Risk—Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with securities of domestic issuers. For example, prices of such securities are influenced by currency fluctuations, and political or social instability or diplomatic developments in the issuer’s country could adversely affect the securities.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Section 1  Fund Summary  3

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 2.81%.

During the two-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 14.99% and −20.58%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns
		for the Periods Ended December 31, 2009
	Inception		Since
	Date	1 Year	Inception

Class Returns Before Taxes:
Class A	7/31/07	17.03%	(10	.69)%
Class C	7/31/07	21.92%	(9	.26)%
Class Y	7/31/07	24.14%	(8	.37)%

Class A Return After Taxes:
On Distributions		16.81%	(11	.01)%
On Distributions and Sale of Fund Shares		11.36%	(9	.02)%

S&P 500 Index[1] (reflects no deduction for fees, expenses, or taxes)		26.46%	(8	.30)%

1	An unmanaged market-capitalization weighted index based on the average weighted performance of 500 widely held large-cap common stocks.

 4
Section 1  Fund Summary

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Walter A. French	Senior Vice President	July 2007
David R. Cline	Vice President	July 2007
David A. Friar	Assistant Vice President	July 2007
Keith B. Hembre	Managing Director	July 2007

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1  Fund Summary  5

Section 2  More about the Fund

Investment Objective

The fund’s objective, which is described in the “Fund Summary” section, may be changed without shareholder approval. If the fund’s objective changes, you will be notified at least 60 days in advance. Please remember, there is no guarantee that the fund will achieve its objective.

Investment Strategies

The Nuveen Quantitative Large Cap Core Fund is designed to provide an alternative to the investment strategies used by index funds and traditional actively managed funds. Index funds are unmanaged and designed to very closely track the performance of a particular index. Traditional actively managed funds generally use fundamental research to pick stocks in an attempt to outperform a benchmark index. However, these funds often have a high “tracking error,” meaning their returns differ significantly, both positively and negatively, from index returns. Thus, while a traditional actively managed fund may have the potential to significantly outperform its benchmark index, there also is a considerable risk that it will significantly underperform that index. The Nuveen Quantitative Large Cap Core Fund is actively managed, but uses a quantitative approach described above in the “Principal Investment Strategies” section of the Fund Summary. Using this quantitative approach to stock selection, the fund attempts to maintain a low tracking error as compared to its benchmark index, while producing higher returns than the index. Of course, there is no guarantee that the fund will achieve this goal.

The fund’s principal investment strategies, discussed in the “Fund Summary” section, are the strategies that the fund’s investment advisor and sub-advisor believe are most likely to be important in trying to achieve the fund’s objectives. This section provides information below about some additional strategies that the fund’s sub-advisor uses, or may use, to achieve the fund’s objectives. You should be aware that the fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787.

Large-Capitalization Companies

The fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-capitalization companies. The fund will provide you with at least 60 days’ notice of any change in this policy.

Securities Lending

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The fund, however, will be responsible for the risks associated with the investment of cash collateral. The fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Temporary Investments

In an attempt to respond to adverse market, economic, political, or other conditions, the fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities. Being invested in these securities may keep the fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

 6
Section 2  More about the Fund

Investment Risks

The principal risks of investing in the fund are identified in the “Fund Summary” section. These risks are further described below.

Active Quantitative Management Risk. The fund is actively managed using the quantitative process described under “Principal Investment Strategies” in the Fund Summary. Securities selected using this process could underperform the market as a whole as a result of the factors used in the process, the weight placed on each factor, and changes in the way each factor performs in today’s economic conditions as compared to the factor’s historical performance. Due to its active management, the fund could underperform its benchmark index or other mutual funds with similar investment objectives.

Common Stock Risk. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. In addition, the types of stocks in which the fund invests, such as value stocks, growth stocks, and/or large-capitalization stocks, may underperform the market as a whole.

Foreign Security Risk. The fund may invest in dollar denominated foreign securities which are listed on a United States stock exchange. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. Even though these securities are traded in U.S. dollars, their prices are indirectly influenced by currency fluctuations. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

Futures Contract Risk. The use of stock index futures contracts exposes the fund to additional risks and transaction costs. Additional risks include leverage risk, which is the risk that adverse price movements in the index could result in a loss substantially greater than the fund’s initial investment in the instrument; the risk of an imperfect correlation between the price of the futures contract and the prices of the securities in the index; and the possible absence of a liquid secondary market for the futures contract or possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired.

Disclosure of Portfolio Holdings

A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s statement of additional information.

Section 2  More about the Fund  7

Section 3  Fund Management

Investment Advisor

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), the fund’s investment advisor, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the fund. Nuveen Fund Advisors oversees the management of the fund’s portfolio, manages the fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606. Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). The fund was formerly advised by FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”). On December 31, 2010, pursuant to an agreement among U.S. Bank, FAF, Nuveen Investment, and certain Nuveen affiliates, Nuveen Fund Advisors acquired a portion of the asset management business of FAF (the “Transaction”). The portfolio managers for the fund employed by FAF in place immediately prior to the Transaction are the current portfolio managers of the fund.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. Nuveen Fund Advisors has adopted policies and procedures that address arrangements with Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

The fund is dependent upon services and resources provided by its investment advisor, Nuveen Fund Advisors, and therefore the investment advisor’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

Management Fee

The management fee schedule for the fund consists of two components — a fund-level fee, based only on the amount of assets within a fund, and a complex-level fee, based on the aggregate amount of all qualifying fund assets managed by Nuveen Fund Advisors and its affiliates.

The annual fund-level fee, payable monthly, is based upon the average daily net assets of the fund as follows:

Nuveen Quantitative
Large Cap
Average Daily Net Assets	Core Fund

For the first $125 million	0.3000%
For the next $125 million	0.2875%
For the next $250 million	0.2750%
For the next $500 million	0.2625%
For the next $1 billion	0.2500%
For net assets over $2 billion	0.2250%

The complex-level fee begins at a maximum rate of 0.2000% of the fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for assets above that level. Therefore, the maximum management fee rate for the fund is the fund-level fee plus 0.2000%. As of September 30, 2010, the effective complex-level fee for the fund was 0.1822% of the fund’s average daily net assets.

 8
Section 3  Fund Management

Under the fund’s previous management agreement with FAF, the fund paid FAF a monthly management fee for providing investment advisory services equal, on an annual basis, to 0.30% of the fund’s average daily net assets. FAF waived all management fees for the fund’s most recently completed fiscal period.

Sub-Advisor

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-advisor to the fund. Nuveen Asset Management manages the investment of the fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

Portfolio Managers

The portfolio managers primarily responsible for the fund’s management are Walter A. French, David R. Cline, David A. Friar, and Keith B. Hembre.

•	Walter A. French, Senior Vice President of Nuveen Asset Management, has served as the primary portfolio manager for the fund since the fund’s inception in July 2007. Mr. French entered the financial services industry in 1974 and joined FAF in 1999. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.
•	David R. Cline, Vice President of Nuveen Asset Management, has served as a co-manager for the fund since the fund’s inception in July 2007. Mr. Cline entered the financial services industry when he joined FAF in 1989. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.
•	David A. Friar, Assistant Vice President of Nuveen Asset Management, has served as a co-manager for the fund since the fund’s inception in July 2007. Mr. Friar entered the financial services industry in 1998 and joined FAF in 1999. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.
•	Keith B. Hembre, CFA, Managing Director of Nuveen Asset Management, has served as a co-manager for the fund since the fund’s inception in July 2007. Mr. Hembre entered the financial services industry in 1992 and joined FAF in 1997. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

The statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the fund.

Section 3  Fund Management  9

Section 4  Shareholder Information

Pricing of Fund Shares

You may purchase, redeem, or exchange shares of the fund on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the SEC.

The fund has authorized certain investment professionals and financial institutions (“financial intermediaries”) to accept purchase, redemption, or exchange orders on its behalf. Your purchase or redemption price will be based on the net asset value (NAV) per share next calculated by the fund after your order is received by the fund or an authorized financial intermediary in proper form. Exchanges are also based on the NAV per share next calculated by the fund after your exchange request is received in proper form. See “Additional Information on Purchasing, Redeeming, and Exchanging Fund Shares—Calculating Net Asset Value” below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under “Purchasing Fund Shares,” “Redeeming Fund Shares,” or “Exchanging Fund Shares.”

Some financial intermediaries may charge a fee for helping you purchase, redeem, or exchange shares. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the fund.

Choosing a Share Class

The fund issues its shares in three classes with each class having a different cost structure. As noted below, only certain eligible investors can purchase Class Y shares of the fund, whereas Class A and Class C shares (the “Retail Share Classes”) are generally available to investors. You should decide which share class best suits your needs.

Eligibility to Invest in Class Y Shares

Class Y shares generally are offered to group retirement and employee benefit plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.

Class Share Overview

	Front-End		Contingent Deferred
	Sales Charge		Sales Charge		Annual 12b-1 Fees
	(FESC)		(CDSC)		(as a % of Net Assets)

Class A	5.50%	[1]	None	[2]	0.25%
Class C3	None		1.00%	[4]	1.00%
Class Y	None		None		None

1	The FESC is reduced for larger purchases. See “Determining Your Share Price—Class A Shares” below.

2	Class A share investments of $1 million or more on which no FESC is paid may be subject to a CDSC of up to 1%.

3	Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

4	A 1.00% CDSC applies if you redeem your Class C shares within 12 months of purchase.

Among the Retail Share Classes, Class A shares may be a better choice if your investment qualifies for a reduced sales charge. You should not place Class C share orders that would cause your total investment in Nuveen Mutual Funds Class A, Class B, and Class C shares to equal or exceed $1 million, using the aggregation principles discussed below under “Determining Your Share Price—Class A Shares—Reducing Your Sales Charge on Class A Shares.” To the extent operationally possible, these orders will be automatically rejected.

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Section 4  Shareholder Information

Class Y shares are generally a better choice than a Retail Share Class if you are eligible to purchase this share class.

12b-1 Fees

The fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act that allows the fund to pay its distributor an annual fee for the distribution and sale of its shares and/or for services provided to shareholders. The fund does not pay 12b-1 fees on Class Y shares. The 12b-1 fees paid by the fund are designated as distribution fees and/or shareholder servicing fees, as described here.

	Annual 12b-1 Fees
	(as a % of
	Average Daily Net Assets)
	Distribution	Shareholder
	Fee	Servicing Fee

Class A	None	0.25%
Class C	0.75%	0.25%
Class Y	None	None

Because 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Determining Your Share Price

Because the current prospectus and statement of additional information are available on Nuveen Mutual Funds’ website free of charge, we do not disclose the following share class information separately on the website.

Class A Shares

Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The sales charge you pay may differ slightly from the amount set forth below because of rounding that occurs in the calculation used to determine your sales charge.

	Sales Charge
	As a % of	As a % of Net
Purchase Amount	Offering Price	Amount Invested

Less than $50,000	5.50%	5.82%
$50,000 - $99,999	4.50%	4.71%
$100,000 - $249,999	3.50%	3.63%
$250,000 - $499,999	2.50%	2.56%
$500,000 - $999,999	2.00%	2.04%
$1 million and over	0.00%	0.00%

Reducing Your Sales Charge on Class A Shares. As shown in the preceding table, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as follows.

Prior Purchases. Prior purchases of Class A, Class B, and Class C shares of any Nuveen Mutual Fund will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, including shares held in individual retirement, custodial or personal trust accounts. For example, let’s say you’re making a $10,000 investment and you already own other Nuveen Mutual Fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the fund and provide it with the records necessary to demonstrate the shares’ purchase price.

Section 4  Shareholder Information  11

Purchases by Related Accounts. Concurrent and prior purchases by certain other accounts of Class A, Class B, and Class C shares of any Nuveen Mutual Fund also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.

Letter of Intent. If you plan to make an aggregate investment of $50,000 or more over a 13-month period in Class A or Class C shares of one or more Nuveen Mutual Funds, you may reduce your sales charge for Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a CDSC of up to 1%. See “Class A Share Investments of Over $1 Million” below.

It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your financial intermediary, or Nuveen Investor Services if you are purchasing shares directly from the fund, and they will notify the fund.

You should provide your financial intermediary with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:

•	All of your accounts at your financial intermediary.
•	All of your accounts at any other financial intermediary.
•	All accounts of any related party (such as a spouse or dependent child) held with any financial intermediary.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your financial intermediary may have this information.

More information on these ways to reduce your sales charge appears in the statement of additional information.

Purchasing Class A Shares Without a Sales Charge. The following persons may purchase the fund’s Class A shares at net asset value without a sales charge:

•	Directors, full-time employees and retirees of the advisor and its affiliates.
•	Current and retired officers and directors of the fund.
•	Full-time employees of any broker-dealer authorized to sell fund shares.
•	Full-time employees of the fund’s counsel.
•	Members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).
•	Persons who purchase the fund through “one-stop” mutual fund networks through which the fund is made available.
•	Persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.
•	Trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.
•	Group retirement and employee benefit plans.

You must notify the fund or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.

Reinvesting After a Redemption. If you redeem Class A shares of the fund, you may reinvest in Class A shares of that fund or another Nuveen Mutual Fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your financial intermediary.

Class A Share Investments of Over $1 Million. There is no initial sales charge on Class A share purchases of $1 million or more (including purchases that reach the $1 million level as a result of aggregating prior purchases and purchases by related accounts). However, your financial intermediary may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a CDSC of up to 1% if you sell your shares within 18 months. The

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Section 4  Shareholder Information

CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. To find out whether you will be assessed a CDSC, ask your financial intermediary.

The CDSC is based on the value of your shares at the time of purchase in the case of a partial redemption. If you redeem all of your shares, the CDSC is based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class A shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under “Waiving Contingent Deferred Sales Charges.”

Class C Shares

Your purchase price for Class C shares is their net asset value — there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class C shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under “Waiving Contingent Deferred Sales Charges.”

Retirement Plan Availability of Class C Shares. Class C shares are available to individual plans and certain smaller group plans, such as SIMPLE, SEP, and Solo 401(k) plans. Class C shares are not available to certain employer-sponsored plans, such as 401(k), employer-sponsored 403(b), money purchase and profit sharing plans, except for those plans invested in Class C shares of the fund prior to July 20, 2007.

Waiving Contingent Deferred Sales Charges

CDSCs on Class A and Class C share redemptions will be waived for:

•	Redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
•	Redemptions that equal the minimum required distribution from an IRA or other retirement plan to a shareholder who has reached the age of 70 1/2.
•	Redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account’s value. The systematic withdrawal limit will be based on the market value of your account at the time of each withdrawal.
•	Redemptions required as a result of over-contribution to an IRA plan.

Class Y Shares

Your purchase price for Class Y shares is their net asset value. This share class does not have a front-end sales charge or a CDSC.

Purchasing Fund Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box only will not be accepted. We may also ask for other identifying documents or information.

Purchasing Class A and Class C Shares

You can become a shareholder in the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100.

Section 4  Shareholder Information  13

The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

By Phone. You can purchase shares by calling your financial intermediary, if it has a sales agreement with the fund’s distributor. Once the initial minimum investment has been made, you can also place purchase orders in amounts equal to or greater than the minimum additional investment amount by calling Nuveen Investor Services at (800) 257-8787. Funds will be transferred electronically from your bank account through the Automated Clearing House (ACH) network. Before making a purchase by electronic funds transfer, you must submit a new account form to the fund and elect this option. Be sure to include all of your banking information on the form.

By Wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the funds. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV, or public offering price as applicable based on your share class, calculated after the fund’s custodian receives your payment by wire. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund, and mail both to:

Regular U.S. Mail:	Overnight Express Mail:

Nuveen Mutual Funds	Nuveen Mutual Funds
P.O. Box 3011	615 East Michigan Street
Milwaukee, WI 53201-3011	Milwaukee, WI 53202

After you have established an account, you may continue to purchase shares by mailing your check to Nuveen Mutual Funds at the same address.

Please note the following:

•	All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to Nuveen Mutual Funds.
•	Cash, money orders, cashier’s checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, and credit cards will not be accepted. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.
•	If a check or ACH transaction does not clear your bank, the fund reserves the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.

By Systematic Investment Plan. After you have established an account, you may add to your investment on a regular basis:

•	by having $100 or more automatically withdrawn from your bank account on a periodic basis and invested in additional shares of the fund, or
•	through automatic monthly exchanges into the fund from certain Nuveen Mutual Funds of the same class.

You may apply for participation in either of these programs through your financial intermediary or by calling Nuveen Investor Services at (800) 257-8787.

Purchasing Class Y Shares

You may purchase Class Y shares by calling your financial intermediary. When purchasing shares, payment must generally be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The fund reserves the right to impose minimum investment amounts on clients of financial intermediaries that charge the fund or the advisor transaction or recordkeeping fees.

By Systematic Investment Plan. You may add to your investment on a regular, automatic basis through a systematic investment plan. You may apply for participation in this program through your financial intermediary.

 14
Section 4  Shareholder Information

Redeeming Fund Shares

Redeeming Class A and Class C Shares

When you redeem shares, the proceeds are normally sent on the next business day, but in no event more than seven days, after your request is received in proper form.

By Phone. If you purchased shares through a financial intermediary, simply call them to redeem your shares.

If you did not purchase shares through a financial intermediary, you may redeem your shares by calling Nuveen Investor Services at (800) 257-8787. Proceeds can be wired to your bank account (if you have previously supplied your bank account information to the fund) or sent to you by check. The funds charge a $15 fee for wire redemptions, but have the right to waive this fee for shares redeemed through certain financial intermediaries and by certain accounts. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within two to three business days. The fund reserves the right to limit telephone redemptions to $50,000 per account per day.

If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail. To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

Regular U.S. Mail:	Overnight Express Mail:

Nuveen Mutual Funds	Nuveen Mutual Funds
P.O. Box 3011	615 East Michigan Street
Milwaukee, WI 53201-3011	Milwaukee, WI 53202

Your request should include the following information:

•	name of the fund
•	account number
•	dollar amount or number of shares redeemed
•	name on the account
•	signatures of all registered account owners

After you have established your account, signatures on a written request must be guaranteed if:

•	you would like redemption proceeds to be paid to any person, address, or bank account other than that on record.
•	you would like the redemption check mailed to an address other than the address on the fund’s records, or you have changed the address on the fund’s records within the last 30 days.
•	your redemption request is in excess of $50,000.
•	bank information related to an automatic investment plan, telephone purchase or telephone redemption has changed.

In addition to the situations described above, the fund reserves the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

By Wire. You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption

Section 4  Shareholder Information  15

proceeds sent to a bank account, please make sure the fund has your bank account information on file. If the fund does not have this information, you will need to send written instructions with your bank’s name and a voided check or pre-printed savings account deposit slip. You must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.

By Systematic Withdrawal Plan. If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. You may set up a systematic withdrawal when you complete a new account form or by calling your financial intermediary. You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.

Redeeming Class Y Shares

You may redeem Class Y shares by calling your financial intermediary. If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

By Systematic Withdrawal Plan. You may redeem a specific dollar amount from your account, on a regular, automatic basis through a systematic withdrawal plan. You may apply for participation in this program through your financial intermediary. You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.

Exchanging Fund Shares

Exchanging Shares

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging, and, if your shares are held with a financial intermediary, the financial intermediary must have the operational capacity to support exchanges. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statements of additional information for details.

The fund may change or cancel its exchange policy at any time upon 60 days notice. The fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges or reject any exchange.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Additional Information on Purchasing, Redeeming, and Exchanging Fund Shares

Calculating Net Asset Value

The fund generally calculates its NAV as of 3:00 p.m. Central time every day the New York Stock Exchange is open. The fund does not calculate its NAV on national holidays, or any other days on which the NYSE is closed for trading.

The fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares.

Investments and other assets will be valued at their market values. For securities traded on an exchange, we receive the price as reported by the exchange from one or more independent pricing services that have been approved by the fund’s board of directors. These independent pricing services also provide security valuations for certain other investments not traded on an

 16
Section 4  Shareholder Information

exchange. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the fund’s board of directors. The types of securities for which such fair value pricing might be required include, but are not limited to:

•	Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;
•	Securities whose trading has been halted or suspended;
•	Fixed-income securities that have gone into default and for which there is no current market value quotation; and
•	Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Frequent Trading of Fund Shares

The fund is intended for long-term investment and should not be used for excessive trading. Excessive trading in the fund’s shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the fund. However, the fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Accordingly, the fund has adopted a Frequent Trading Policy that seeks to balance the fund’s need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The fund’s Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions. The fund may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

The fund primarily receives share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the fund only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the fund. Despite the fund’s efforts to detect and prevent frequent trading, the fund may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The fund’s distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the fund’s transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the fund through such accounts. Technical limitations in operational systems at such intermediaries or at the distributor may also limit the fund’s ability to detect and prevent frequent trading. In addition, the fund may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the fund’s Frequent Trading Policy and may be approved for use in instances where the fund reasonably believes that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the fund does not knowingly permit frequent trading, it cannot guarantee that it will be able to identify and restrict all frequent trading activity.

Section 4  Shareholder Information  17

The fund reserves the right in its sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if it determines that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The fund may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The fund reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to fund shareholders. The fund also reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, the fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objective, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the fund’s Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

Telephone Transactions

The fund and its agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The fund and its agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include recording telephone conversations.

Once a telephone transaction has been placed, it cannot be canceled or modified.

It may be difficult to reach the fund by telephone during periods of unusual market activity. If you are unable to reach the fund or its agents by telephone, please consider sending written instructions.

Accounts with Low Balances

The fund reserves the right to liquidate or assess a low balance fee to any account holding a balance that is less than the account balance minimum of $1,000 for any reason, including market fluctuation.

If the fund elects to liquidate or assess a low balance fee, then annually, on or about the second Wednesday of August, the fund will assess a $15 low balance account fee to certain retirement accounts, education savings plans, and UGMA/UTMA accounts that have balances under the account balance minimum. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication reminding them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation.

An intermediary may apply its own procedures in attempting to comply with the fund’s low balance account policy.

Redemption in Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on the fund and its remaining shareholders, if you redeem more than $250,000 of the fund’s assets within a 30-day period, the fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of securities from the fund’s portfolio instead of cash. The advisor will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs

 18
Section 4  Shareholder Information

upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with these securities until their disposition.

Dividends and Distributions

Dividends from net investment income are normally declared and paid annually. Any capital gains are normally distributed at least once each year.

On the ex-dividend date for a distribution, the fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, unless you request that distributions be paid in cash or reinvested in another Nuveen Mutual Fund with respect to which this dividend reinvestment option is available. This request may be made on your new account form, by contacting your financial intermediary, or by calling Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the fund are discussed below. More information about taxes is in the SAI. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Non-U.S. Income Tax Considerations

Investment income that the fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the fund holds its assets). Dividends from the fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from the fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

Section 4  Shareholder Information  19

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Tax Credit

A regulated investment company more than 50% of the value of whose assets consists of stock or securities in foreign corporations at the close of the taxable year may, for such taxable year, pass the regulated investment company’s foreign tax credits through to its investors.

More information about tax considerations that may affect the fund and its shareholders appears in the fund’s statement of additional information.

Compensation Paid to Financial Intermediaries

Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen Investments and the distributor of the fund, receives any front-end sales charge or CDSC that you pay and any 12b-1 fees paid by the funds. From this revenue, the distributor will pay financial intermediaries for the services they provide. The fund’s distributor retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The fund’s advisor and/or distributor may make additional payments to intermediaries from their own assets, as described below under “Additional Payments to Financial Intermediaries.”

Sales Charge Reallowance

The distributor pays (or “reallows”) a portion of the front-end sales charge on Class A shares to your financial intermediary, as follows:

Maximum Reallowance
Purchase Amount	as a % of Purchase Price

Less than $50,000	5.00%
$50,000 - $99,999	4.00%
$100,000 - $249,999	3.25%
$250,000 - $499,999	2.25%
$500,000 - $999,999	1.75%
$1 million and over	0.00%

Sales Commissions

There is no initial sales charge on Class A share purchases of $1 million or more. However, your financial intermediary may receive a commission of up to 1% on your purchase. Although you pay no front-end sales charge when you buy Class C shares, the fund’s distributor pays a sales commission of 1% of the amount invested to intermediaries selling Class C shares.

12b-1 Fees

The fund’s distributor uses the 12b-1 shareholder servicing fee to compensate financial intermediaries for administrative services performed on behalf of the intermediaries’ customers. These intermediaries receive shareholder servicing fees of up to 0.25% of a fund’s Class A and Class C share average daily net assets attributable to shares sold through them. For Class A shares, the distributor begins to pay shareholder servicing fees to these intermediaries immediately after you purchase shares. For Class C shares, the distributor begins to pay shareholder servicing fees to these intermediaries one year after you purchase shares, but only if you continue to hold the shares at that time.

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Section 4  Shareholder Information

The fund’s distributor uses the 12b-1 distribution fee to compensate financial intermediaries for the sale of fund shares to their customers. The fund’s distributor pays intermediaries that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold.

In all cases, intermediaries continue to receive 12b-1 fees for as long as you hold fund shares.

Additional Payments to Financial Intermediaries

In addition to sales commissions and certain payments from distribution and service fees to financial intermediaries as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers, but may also include the payment of a lump sum for services provided. The level of payments that Nuveen is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. Nuveen may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the fund to you. The intermediary may elevate the prominence or profile of the fund within the intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the advisor and/or the distributor preferential or enhanced opportunities to promote the fund in various ways within the intermediary’s organization.

Fund Service Providers

The custodian of the assets of the fund is U.S. Bank National Association, 60 Livingston Avenue, St. Paul, MN 55101. U.S. Bancorp Fund Services, LLC, 615 East Michigan St., Milwaukee, WI 53202, acts as the fund’s transfer agent and as such performs bookkeeping and data processing for the maintenance of shareholder accounts.

Staying Informed

Shareholder Reports

Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the report of independent registered public accounting firm. In an attempt to reduce shareholder costs and help eliminate duplication, the fund will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Nuveen Investor Services at (800) 257-8787.

Section 4  Shareholder Information  21

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations generally are mailed following each purchase or sale of fund shares, but some transactions, such as systematic purchases and dividend reinvestments, are reported on your account statement. Generally, the fund does not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Nuveen Investor Services at (800) 257-8787.

 22
Section 4  Shareholder Information

Section 5  Financial Highlights

The table that follows presents performance information about the share classes of the fund offered during the most recently completed fiscal year. This information is intended to help you understand the fund’s financial performance for the past five years or, if shorter, the period of operations for the fund or class of shares. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the table represents the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report, which is available upon request.

Nuveen Quantitative Large Cap Core Fund

					Less Distributions
	Per Share Data									Ratios/Supplemental Data
		Investment Operations												Ratio of Net
			Realized										Ratio of	Investment
	Net		and					Net		Net		Ratio of Net	Expenses to	Income to
	Asset		Unrealized		Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average	Average
	Value,	Net	Gains	Total From	(From Net	(From Net		Value,		End of	Expenses to	Income to	Net Assets	Net Assets	Portfolio
	Beginning of	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	Average	Average	(Excluding	(Excluding	Turnover
	Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(3)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares
Fiscal year ended October 31,
2009(1)	$16.56	0.31	1.29	1.60	(0.15)	—	(0.15)	$18.01	9.87%	$243	0.69%	1.94%	1.01%	1.62%	75%
2008(1)	$26.90	0.40	(10.21)	(9.81)	(0.29)	(0.24)	(0.53)	$16.56	(37.08)%	$118	0.70%	1.77%	1.18%	1.29%	153%
Fiscal period ended October 31,
2007(1,2)	$25.00	0.06	1.91	1.97	(0.07)	—	(0.07)	$26.90	7.89%	$131	0.70%	0.91%	1.40%	0.21%	55%
Class C Shares
Fiscal year ended October 31,
2009(1)	$16.51	0.24	1.24	1.48	(0.08)	—	(0.08)	$17.91	9.05%	$4	1.44%	1.57%	1.76%	1.25%	75%
2008(1)	$26.88	0.23	(10.20)	(9.97)	(0.16)	(0.24)	(0.40)	$16.51	(37.58)%	$10	1.45%	0.99%	1.93%	0.51%	153%
Fiscal period ended October 31,
2007(1,2)	$25.00	0.02	1.90	1.92	(0.04)	—	(0.04)	$26.88	7.69%	$15	1.45%	0.23%	2.15%	(0.47)%	55%
Class Y Shares
Fiscal year ended October 31,
2009(1)	$16.57	0.35	1.29	1.64	(0.17)	—	(0.17)	$18.04	10.13%	$146,180	0.44%	2.19%	0.76%	1.87%	75%
2008(1)	$26.90	0.44	(10.20)	(9.76)	(0.33)	(0.24)	(0.57)	$16.57	(36.93)%	$89,270	0.45%	1.99%	0.93%	1.51%	153%
Fiscal period ended October 31,
2007(1,2)	$25.00	0.11	1.87	1.98	(0.08)	—	(0.08)	$26.90	7.93%	$48,745	0.45%	1.73%	1.15%	1.03%	55%

(1)	Per share data calculated using average shares outstanding method.
(2)	Commenced operations on July 31, 2007. All ratios for the period ended October 31, 2007 have been annualized, except total return and portfolio turnover.
(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

Section 5  Financial Highlights  23

Nuveen Mutual Funds

The Statement of Additional Information (SAI) provides more details about the funds and their policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).

Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ most recent annual or semi-annual reports or the SAI, request other information about the funds, or make other shareholder inquiries by calling Nuveen Investor Services at (800) 257-8787 or by contacting the funds at the address below. Annual or semi-annual reports and the SAI are also available on the funds’ Internet site at www.nuveen.com.

Information about the funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the funds are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, or you can obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Funds distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
www.nuveen.com

SEC file number: 811-05309

MPR-FQUAN-0111P

Mutual Funds

Prospectus December 30, 2009 As Supplemented January 1, 2011

Nuveen Equity Funds (formerly First American Stock Funds)

Nuveen Tactical Market Opportunities Fund
Class	Ticker Symbol

Class Y	FGTYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of this fund, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Section 1 Fund Summary	2

Nuveen Tactical Market Opportunities Fund	3

Section 2 More About the Fund	8

Investment Strategies and Other Investment Matters	8

Section 3 Policies and Services	9

Purchasing, Redeeming, and Exchanging Shares	9

Managing Your Investment	14

Section 4 Additional Information	16

Management	16

Fund Service Providers	17

Section 5 For More Information	Back Cover

Section 1  Fund Summary

Introduction

This section of the prospectus describes the objective of the Nuveen Tactical Market Opportunities Fund, summarizes the principal investment strategies used by the fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the fund.

An investment in the fund is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information (SAI) do not constitute an offer to sell or a solicitation of an offer to buy shares in the fund, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

The fund may be offered only to persons in the United States. This prospectus should not be considered a solicitation or offering of fund shares outside the United States.

 2
Section 1  Fund Summary

Nuveen Tactical Market Opportunities Fund
(formerly First American Tactical Market Opportunities Fund)

Objective
Nuveen Tactical Market Opportunities Fund’s objective is to earn a positive total return over a reasonable period of time, regardless of market conditions.

Principal Investment Strategies
In pursuing its objective, Nuveen Tactical Market Opportunities Fund will seek to outperform the Merrill Lynch 3 Month Treasury Bill Index (the “Treasury Bill Index”) by 400 basis points, or 4%, on an amended basis measured over a reasonable period of time. The Treasury Bill Index is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. At the end of the month, that issue is sold and rolled into a newly selected issue. U.S. Treasury bills are backed by the full faith and credit of the U.S. government, and are generally considered a risk free investment. Investing in the fund, on the other hand, involves certain risks, including the risk of loss. In addition, an investment in the fund will be more volatile than an investment in U.S. Treasury bills. The fund’s portfolio managers will manage volatility by attempting to limit the fund’s tracking error relative to the Treasury Bill Index to a level consistent with achieving the return that the fund is seeking.

The fund seeks to outperform the Treasury Bill Index over a reasonable period of time, although there is no guarantee that it will be able to do so. Over shorter periods of time, investment returns will fluctuate as market conditions vary and may be lower than those of the Treasury Bill Index. Thus, the fund is designed for investors with longer term investment horizons – generally at least three years or more.

The fund seeks to achieve its objective by investing its assets across the following asset classes:

•	U.S., international and emerging market equity securities,
•	U.S., international and emerging market debt securities, including high-yield debt securities,
•	Commodities,
•	Currencies, and
•	High quality, short-term debt securities and money market funds.

The fund generally gains exposure to the above asset classes by investing in derivative instruments and exchange-traded funds (“ETFs”), except that the fund invests directly in U.S. Treasury obligations, foreign government obligations that have an investment grade rating from at least one rating agency and money market funds.

An ETF is an investment company that is similar to an index fund in that it seeks to achieve the same return as a particular market index and will primarily invest in the securities of companies that are included in that index. Unlike index funds, however, ETFs are traded on stock exchanges. ETFs are a convenient way to invest in both broad market indexes and market sector indexes, particularly since ETFs can be bought and sold at any time during the day, like stocks. ETFs, like mutual funds, charge asset-based fees. When the fund invests in ETFs, the fund will pay a proportionate share of the management fee and the operating expenses of the ETF. The fund will not invest in actively managed or leveraged ETFs.

Derivative instruments derive their returns from the performance of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The fund may utilize the following derivatives: options; futures contracts, including futures on equity and commodities indices, interest rate and currency futures; options on futures contracts; interest rate caps, floors and collars; foreign currency contracts; options on foreign currencies; interest rate, total return, currency and credit default swaps; and options on the foregoing types of swap agreements. Derivatives may be entered into on established exchanges, either in the U.S. or in foreign countries, or through privately negotiated transactions referred to as over-the-counter derivatives.

Derivatives give the fund the ability to share in the positive or negative returns of the underlying investments, pools of investments, indexes or currencies, without directly owning them, and should enable the fund’s portfolio managers to implement investment decisions promptly and cost effectively. Derivative instruments also may be used to manage risk by, for example, hedging the fund’s portfolio against losses due to exposure to certain markets, sectors or currencies. The use of derivatives for non-hedging purposes is considered speculative.

In using derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investment, pool of investments, index or currency) and short positions (the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency). Short positions may involve greater risks than long positions, as the risk of loss is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested).

The foreign government obligations that the fund may purchase may be non-dollar denominated or dollar denominated. While the foreign government obligations that the fund may purchase must have an investment grade rating from at least one rating agency, it is possible that such obligations will be issued by governments of emerging market countries. If the

Section 1  Fund Summary  3

rating of a security is reduced below investment grade after purchase, the fund is not required to sell the security, but may consider doing so.

The fund’s sub-advisor may allocate the fund’s assets among the different asset classes in different proportions at different times. The fund is not required to allocate its investments among the asset classes in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector. The fund may have none or some of its assets invested in each asset class in relative proportions that change over time based on market and economic conditions.

The sub-advisor allocates assets among the various asset classes based on its forecasted returns and its risk assessment for each asset class. The sub-advisor will seek to take advantage of both investment opportunities that are believed to have a high probability of success (long investment) and a high probability of failure (short investment). The sub-advisor regularly assesses and manages the overall risk profile of the fund’s portfolio, based on the fund’s exposure to each asset class, the volatility of the asset classes, and the correlation of returns among the different asset classes.

Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Asset Allocation Risk—The fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objective. The asset classes in which the fund seeks exposure can perform differently from each other at any point in time and over the long term. If the advisor favors exposure to an asset class during a period when that class underperforms, the fund’s performance will be hurt. This risk is increased when the fund uses derivatives to increase its exposure to asset classes. These derivatives can create investment leverage, which will magnify the impact to the fund of its investments in an underperforming asset class.

Commodities Risk—The fund may invest in instruments providing exposure to commodities. Commodities markets historically have been extremely volatile, and the performance of securities that provide an exposure to those markets therefore also may be highly volatile. Commodity prices are affected by factors such as the cost of producing commodities, changes in consumer demand for commodities, the hedging and trading strategies of producers and consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. Suspensions or disruptions of market trading in the commodities markets and related futures markets may adversely affect the value of securities providing an exposure to the commodities markets.

Common Stock Risk—The fund may invest in instruments providing exposure to stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry or sector of the market. In addition, the performance of sector(s) to which the fund may have exposure at any time, such as value stocks, growth stocks, large-capitalization stocks, mid-capitalization stocks, small-capitalization stocks and/or micro-capitalization stocks, may be difficult to predict and may diverge from the performance of the market as a whole.

Debt Securities Risk—The fund’s investments in instruments providing exposure to bond markets in foreign government obligations and in U.S. Treasury obligations are subject to the following principal risks:

Credit Risk—The failure of an issuer to make timely interest or principal payments, or a decline or perceived decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the price of the fund’s shares.

Interest Rate Risk—Debt securities will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Thus, the longer the effective duration of the bond portion of the fund’s portfolio, the more the fund’s share price is likely to react to interest rate changes.

Derivative Instrument Risk—The fund will seek to gain exposure to equity, debt, commodity and currency markets using derivative instruments such as options; futures contracts, including futures on equity and commodities indices, interest rate and currency futures; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return, currency and credit default swaps; and options on the foregoing types of swap agreements. The use of derivatives exposes the fund to risks in addition to, and possible greater than, the risks of

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Section 1  Fund Summary

investing directly in the underlying assets, and to transaction costs. A small investment in derivatives potentially could have a large impact on the fund’s performance.

Derivatives are subject to the risk that securities prices will not move in the direction that the advisor anticipates or that there will be an imperfect correlation between the price of derivative instruments and the underlying instruments or the fund’s other investments. There is the risk of the possible absence of a liquid secondary market for any particular instrument and of possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired. Derivative instruments also involve the risk that the counterparty to the derivative instrument will fail to make required payments or otherwise comply with the derivative’s terms. Derivative instruments may be more volatile than direct investments in the securities, indices, reference rates or currencies to which the fund gains exposure by investing in derivative instruments.

Some derivatives involve leverage. As a result, adverse price movements in the underlying assets can result in a loss that is substantially greater than the fund’s initial investment in the derivative instrument. The fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. In some cases, the fund may be required to set aside liquid assets in an amount equal only to the fund’s daily net liability, rather than the full notional value of the derivative instrument. By setting aside assets equal to only its net obligations, the fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such instruments.

The fund may enter into over-the-counter (OTC) transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In addition, there may not be a liquid market for OTC derivatives. As a result, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

ETF and Money Market Fund Risks—The fund will seek to gain exposure to equity, debt, commodity and currency markets through investments in ETFs. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange.

Like any fund, an ETF is subject to the risks of the underlying securities that it holds. In addition, investments in ETFs present certain risks that do not apply to investments in traditional mutual funds. While an ETF seeks to achieve the same return as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index. Moreover, ETFs are limited in their ability to perfectly replicate the composition of an index and ETF shares may trade at a premium or discount to their net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange.

Generally, investments in ETFs are subject to statutory limitations prescribed by the Investment Company Act. These limitations include a prohibition on a fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have obtained exemptive relief from the Securities and Exchange Commission (SEC) to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The fund intends to rely on these exemptive orders in order to invest in unaffiliated ETFs beyond the foregoing statutory limitations.

Subject to certain conditions, the fund also may invest in money market funds beyond the statutory limits described above.

The fund will indirectly bear its proportionate share of any management fees and other expenses paid by the ETFs and money market funds in which it invests.

Foreign Securities and Emerging Markets Risk—The fund may invest in foreign government obligations that have an investment grade rating from at least one rating agency and in other instruments that give it exposure to foreign securities, including securities of emerging market issuers. Securities of foreign issuers may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy. The risks of foreign investing are particularly significant in emerging markets. Investing in emerging

Section 1  Fund Summary  5

markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Frequent Trading Risk—Frequent trading of fund securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities, which may detract from the fund’s performance.

International Investing Risk—The fund may invest in foreign government obligations that have an investment grade rating from at least one rating agency. Investing in these securities involves risks not typically associated with U.S. investing. These risks include:

Currency Risk. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

Foreign Tax Risk. The fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

Political and Economic Risks. International investing is subject to the risk of political, social or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other asset and nationalization of assets.

Liquidity Risk—The fund may invest in instruments providing exposure to securities that have little or no active trading market and/or that trade in lower volumes. In such a market, the value of such securities may be highly volatile and may fall dramatically. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Non-Investment Grade Securities Risk—The fund may invest in instruments providing exposure to securities which are rated lower than investment grade. These securities, which are commonly called “high-yield” securities or “junk bonds,” generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

Fund Performance
Fund performance is not included in this prospectus because information for the past full calendar year is not yet available.

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Section 1  Fund Summary

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees
(fees paid directly from your investment)	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None
Annual Low Balance Account Fee (for accounts under $500)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class Y

Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	2.36%
Acquired Fund Fees and Expenses	0.19%

Total Annual Fund Operating Expenses	3.35%
Less Expense Reimbursement	(2.21)%

Net Expenses[2]	1.14%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption

	Y	Y

1 Year	$116	$116
3 Years	$824	$824
5 Years	$1,555	$1,555
10 Years	$3,490	$3,490

1	Other Expenses have been restated to reflect current contractual fees and the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator.

2	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012 so that total annual fund operating expenses, after waivers and excluding acquired fund fees and expenses, do not exceed 0.95% for Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Section 1  Fund Summary  7

Section 2  More About the Fund

Investment Strategies and Other Investment Matters

Objective

The fund’s objective, which is described in the “Fund Summary” section, may be changed without shareholder approval. If the fund’s objective changes, you will be notified at least 60 days in advance. Please remember, there is no guarantee that the fund will achieve its objective.

Investment Strategies

The fund’s principal investment strategies are discussed in the “Fund Summary” section. These are the strategies that the fund’s investment advisor and sub-advisor believe are most likely to be important in trying to achieve the fund’s objective. This section provides information about some additional non-principal strategies that the fund’s investment advisor may use to achieve the fund’s objectives. You should be aware that the fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Nuveen Investor Services at (800) 257-8787.

Temporary Investments

In an attempt to respond to adverse market, economic, political, or other conditions, the fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities. Being invested in these securities may prevent the fund from benefitting from market movements and from achieving its investment objective.

Portfolio Turnover

Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. The risks of frequent trading are described above under “Fund Summary—Principal Risks—Frequent Trading Risk.”

Disclosure of Portfolio Holdings

A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

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Section 2  More About the Fund

Section 3  Policies and Services

Purchasing, Redeeming, and Exchanging Shares

General

You may purchase, redeem, or exchange shares of the fund on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the Securities and Exchange Commission (SEC).

The fund has authorized certain investment professionals and financial institutions (“financial intermediaries”) to accept purchase, redemption, or exchange orders on its behalf. Your purchase or redemption price will be based on the net asset value (NAV) per share next calculated by the fund after your order is received by the fund or an authorized financial intermediary in proper form. Exchanges are also based on the NAV per share next calculated by the fund after your exchange request is received in proper form. See “Additional Information on Purchasing, Redeeming, and Exchanging Shares—Calculating Net Asset Value” below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under “Purchase, Redemption, and Exchange Procedures.”

Some financial intermediaries may charge a fee for helping you purchase, redeem, or exchange shares. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the fund. Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen Investments and the distributor of the funds, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record.

Eligibility to Invest in Class Y Shares

Class Y shares generally are offered to group retirement and employee benefit plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.

Determining Your Share Price

Because the current prospectus and Statement of Additional Information are available on Nuveen Funds’ website free of charge, we do not disclose the following share class information separately on the website.

Class Y Shares

Your purchase price for Class Y shares is its net asset value. This share class does not have a front-end sales charge or a CDSC.

Compensation Paid to Financial Intermediaries

Payments to Financial Intermediaries

In addition to sales commissions and certain payments from distribution and service fees to financial intermediaries, Nuveen may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers, but may also include the payment of a lump sum for services provided. The level of

Section 3  Policies and Services  9

payments that Nuveen is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. Nuveen may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the fund to you. The intermediary may elevate the prominence or profile of the fund within the intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the advisor and/or the distributor preferential or enhanced opportunities to promote the fund in various ways within the intermediary’s organization.

Purchase, Redemption, and Exchange Procedures

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box only will not be accepted. We may also ask for other identifying documents or information.

Purchasing, Redeeming, and Exchanging Class Y Shares

You may purchase or redeem shares by calling your financial intermediary. When purchasing shares, payment must generally be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The fund reserves the right to impose minimum investment amounts on clients of financial intermediaries that charge the fund or the advisor transaction or recordkeeping fees.

If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

Exchanging Class Y Shares. You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging, and, if your shares are held with a financial intermediary, the financial intermediary must have the operational capacity to support exchanges. Please consult the statements of additional information for details.

The fund may change or cancel its exchange policy at any time upon 60 days’ notice. The fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges or reject any exchange.

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Section 3  Policies and Services

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. You should consult your tax advisor about the tax consequences of exchanging your shares.

Systematic Transactions. You may add to your investment, or redeem a specific dollar amount from your account, on a regular, automatic basis through a systematic investment or withdrawal plan. You may apply for participation in these programs through your financial intermediary

You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.

Additional Information on Purchasing, Redeeming, and Exchanging Shares

Calculating Net Asset Value

The fund generally calculates its NAV as of 3:00 p.m. Central time every day the New York Stock Exchange is open. The fund does not calculate its NAV on national holidays, or any other days, on which the NYSE is closed for trading.

The fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares.

Investments and other assets will be valued at their market values. For securities traded on an exchange, we receive the price as reported by the exchange from one or more independent pricing services that have been approved by the fund’s board of directors. These independent pricing services also provide security valuations for certain other investments not traded on an exchange. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the fund’s board of directors. The types of securities for which such fair value pricing might be required include, but are not limited to:

•	Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;
•	Securities whose trading has been halted or suspended;
•	Fixed-income securities that have gone into default and for which there is no current market value quotation; and
•	Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Frequent Trading of Fund Shares

The fund is intended for long-term investment and should not be used for excessive trading. Excessive trading in the fund’s shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the fund. However, the fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Accordingly, the fund has adopted a Frequent Trading Policy that seeks to balance the fund’s need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The fund’s Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions. The fund may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and

Section 3  Policies and Services  11

redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

The fund primarily receives share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the fund only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the fund. Despite the fund’s efforts to detect and prevent frequent trading, the fund may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The fund’s distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the fund’s transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the fund through such accounts. Technical limitations in operational systems at such intermediaries or at the distributor may also limit the fund’s ability to detect and prevent frequent trading. In addition, the fund may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the fund’s Frequent Trading Policy and may be approved for use in instances where the fund reasonably believes that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the fund does not knowingly permit frequent trading, it cannot guarantee that it will be able to identify and restrict all frequent trading activity.

The fund reserves the right in its sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if it determines that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The fund may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The fund reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if it determines, in its sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to fund shareholders. The fund also reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, the fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objective, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the fund’s Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

Telephone Transactions

The fund and its agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The fund and its agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include recording telephone conversations.

Once a telephone transaction has been placed, it cannot be canceled or modified.

It may be difficult to reach the fund by telephone during periods of unusual market activity. If you are unable to reach the fund or its agents by telephone, please consider sending written instructions.

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Section 3  Policies and Services

Accounts with Low Balances

The fund reserves the right to liquidate or assess a low balance fee to any account holding a balance that is less than the account balance minimum of $500 for any reason, including market fluctuation.

If the fund elects to liquidate or assess a low balance fee, then annually, on or about the second Wednesday of August, the fund will assess a $15 low balance fee to certain retirement accounts, education savings plans, and UGMA/UTMA accounts that have balances under the account balance minimum. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication reminding them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation.

An intermediary may apply its own procedures in attempting to comply with the fund’s low balance account policy.

Redemption in Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on the fund and its remaining shareholders, if you redeem more than $250,000 of the fund’s assets within a 30-day period, the fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of securities from the fund’s portfolio instead of cash. The advisor will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with these securities until their disposition.

Section 3  Policies and Services  13

Managing Your Investment

Staying Informed

Shareholder Reports

Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the report of independent registered public accounting firm.

In an attempt to reduce shareholder costs and help eliminate duplication, the fund will try to limit its mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Nuveen Investor Services at (800) 257-8787.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations generally are mailed following each purchase or sale of fund shares, but some transactions, such as systematic purchases and dividend reinvestments, are reported on your account statement. Generally, the fund does not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Nuveen Investor Services at (800) 257-8787.

Dividends and Distributions

Dividends from net investment income are normally declared and paid annually for the fund. Any capital gains are normally distributed at least once each year.

On the ex-dividend date for a distribution, the fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, unless you request that distributions be paid in cash or reinvested in another Nuveen Mutual Fund with respect to which this dividend reinvestment option is available. This request may be made on your new account form, by contacting your financial intermediary, or by calling Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the fund are discussed below. More information about taxes is in the SAI. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Non-U.S. Income Tax Considerations

Investment income that the fund receives from their non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the fund holds its assets). Dividends

 14
Section 3  Policies and Services

from the fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from the fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Tax Credit

A regulated investment company more than 50% of the value of whose assets consists of stock or securities in foreign corporations at the close of the taxable year may, for such taxable year, pass the regulated investment company’s foreign tax credits through to its investors.

Section 3  Policies and Services  15

Section 4  Additional Information

Management

Investment Advisor

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), the fund’s investment advisor, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the fund. Nuveen Fund Advisors oversees the management of the fund’s portfolio, manages the fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606. Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). The fund was formerly advised by FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”). On December 31, 2010, pursuant to an agreement among U.S. Bank, FAF, Nuveen Investments, and certain Nuveen affiliates, Nuveen Fund Advisors acquired a portion of the asset management business of FAF (the “Transaction”). The portfolio managers for the fund employed by FAF in place immediately prior to the Transaction are the current portfolio managers of the fund.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. Nuveen Fund Advisors has adopted policies and procedures that address arrangements with Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

The fund is dependent upon services and resources provided by its investment advisor, Nuveen Fund Advisors, and therefore the investment advisor’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

Management Fee

The management fee schedule for the fund consists of two components — a fund-level fee, based only on the amount of assets within the fund, and a complex-level fee, based on the aggregate amount of all qualifying fund assets managed by Nuveen Fund Advisors and its affiliates.

The annual fund-level fee, payable monthly, is based upon the average daily net assets of the fund as follows:

Average Daily Net Assets	Fund-Level Fee

For the first $125 million	0.6000%
For the next $125 million	0.5875%
For the next $250 million	0.5750%
For the next $500 million	0.5625%
For the next $1 billion	0.5500%
For net assets over $2 billion	0.5250%

The complex-level fee begins at a maximum rate of 0.2000% of the fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for assets above that level.

 16
Section 4  Additional Information

Therefore, the maximum management fee rate for the fund is the fund-level fee plus 0.2000%. As of September 30, 2010, the effective complex-level fee for the fund was 0.1822% of the fund’s average daily net assets.

A discussion regarding the basis for the board’s approval of the fund’s investment advisory agreement will appear in the fund’s semi-annual report to shareholders for the period ended April 30, 2011.

Sub-Advisor

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-advisor to the fund. Nuveen Asset Management manages the investment of the fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

Portfolio Managers

The portfolio managers primarily responsible for the fund’s management are:

David R. Cline, Vice President at Nuveen Asset Management, has served as a co-manager the fund since its inception. Mr. Cline entered the financial services industry when he joined FAF in 1989. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

Walter A. French, Senior Vice President at Nuveen Asset Management, has served as a co-manager of the fund since its inception. Mr. French entered the financial services industry in 1974 and joined FAF in 1999. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

David A. Friar, Assistant Vice President at Nuveen Asset Management, has served as a co-manager of the fund since its inception. Mr. Friar entered the financial services industry in 1998 and joined FAF in 1999. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

Keith B. Hembre, Managing Director at Nuveen Asset Management, has served as a co-manager of the fund since its inception. Mr. Hembre entered the financial services industry in 1992 and joined FAF in 1997. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

The statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the fund.

Fund Service Providers

The custodian of the fund’s assets is U.S. Bank National Association, 60 Livingston Avenue, St. Paul, MN 55101. U.S. Bancorp Fund Services LLC, 615 East Michigan St., Milwaukee, WI 53202, acts as the fund’s transfer agent and as such performs bookkeeping and data processing for the maintenance of shareholder accounts.

Section 4  Additional Information  17

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).

Annual and Semiannual Reports

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

You can obtain a free copy of the fund’s most recent annual or semi-annual reports or the SAI, request other information about the fund, or make other shareholder inquiries by calling Nuveen Investor Services at (800) 257-8787 or by contacting the fund at the address below. Annual or semi-annual reports and the SAI are also available on the fund’s Internet site at www.nuveen.com.

Information about the fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the fund are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, or you can obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

SEC file number: 811-05309	PROTMO 12/09

Mutual Funds

Prospectus October 28, 2010 As Supplemented January 1, 2011

Nuveen Income Funds (formerly First American Income Funds)

Nuveen Core Bond Fund
Class	Ticker Symbol

Class A	FAFIX
Class B	FFIBX
Class C	FFAIX
Class R	FFISX
Class Y	FFIIX

Nuveen High Income Bond Fund
Class	Ticker Symbol

Class A	FJSIX
Class B	FJSBX
Class C	FCSIX
Class R	FANSX
Class Y	FJSYX

Nuveen Inflation Protected Securities Fund
Class	Ticker Symbol

Class A	FAIPX
Class C	FCIPX
Class R	FRIPX
Class Y	FYIPX

Nuveen Intermediate Government Bond Fund
Class	Ticker Symbol

Class A	FIGAX
Class C	FYGCX
Class R	FYGRX
Class Y	FYGYX

Nuveen Intermediate Term Bond Fund
Class	Ticker Symbol

Class A	FAIIX
Class Y	FINIX

Nuveen Short Term Bond Fund
Class	Ticker Symbol

Class A	FALTX
Class C	FBSCX
Class Y	FLTIX

Nuveen Total Return Bond Fund
Class	Ticker Symbol

Class A	FCDDX
Class B	FCBBX
Class C	FCBCX
Class R	FABSX
Class Y	FCBYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Section 1 Fund Summaries

Nuveen Core Bond Fund	2

Nuveen High Income Bond Fund	7

Nuveen Inflation Protected Securities Fund	12

Nuveen Intermediate Government Bond Fund	17

Nuveen Intermediate Term Bond Fund	22

Nuveen Short Term Bond Fund	27

Nuveen Total Return Bond Fund	32

Section 2 More about the Funds

Investment Objectives	37

Investment Strategies	37

Investment Risks	38

Disclosure of Portfolio Holdings	41

Section 3 Fund Management

Investment Advisor	42

Sub-Advisor	43

Portfolio Managers	43

Section 4 Shareholder Information

Pricing of Fund Shares	45

Choosing a Share Class	45

Determining Your Share Price	47

Purchasing Fund Shares	50

Redeeming Fund Shares	52

Exchanging Fund Shares	53

Additional Information on Purchasing, Redeeming, and Exchanging Fund Shares	54

Dividends and Distributions	56

Taxes	56

Compensation Paid to Financial Intermediaries	57

Fund Service Providers	59

Staying Informed	59

Section 5 Financial Highlights	60

Section 1  Fund Summaries

Nuveen Core Bond Fund
(formerly First American Core Bond Fund)

Investment Objective
The investment objective of the fund is to provide investors with high current income consistent with limited risk to capital.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 47 of the prospectus and “Reducing Class A Sales Charges” on page 102 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fees	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Y

Management Fees	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses[2]	0.08%	0.08%	0.08%	0.08%	0.08%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%

Gross Annual Operating Expenses[3]	0.96%	1.71%	1.71%	1.21%	0.71%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption

	A	B	C	R	Y	A	B	C	R	Y

1 year	519	674	174	123	73	519	174	174	123	73
3 years	718	839	539	384	227	718	539	539	384	227
5 years	933	1,028	928	665	395	933	928	928	665	395
10 years	1,553	1,821	2,019	1,466	883	1,553	1,821	2,019	1,466	883

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

3	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.95%, 1.70%, 1.70%, 1.20%, and 0.70%, respectively, for Class A, Class B, Class C, Class R, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

 2
Section 1  Fund Summaries

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

•	U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.
•	residential and commercial mortgage-backed securities.
•	asset-backed securities.
•	corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Up to 10% of the fund’s total assets may be invested collectively in the following categories of debt securities:

•	securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund’s advisor (securities commonly referred to as “high yield” or “junk bonds”). The fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.
•	non-dollar denominated debt obligations of foreign corporations and governments.
•	debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the fund’s current benchmark index will be considered to be located in an emerging market country.

The fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries.

The fund’s advisor selects securities using a “top-down” approach, which begins with the formulation of the advisor’s general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, the advisor selects individual securities within these sectors or industries.

The fund invests primarily in debt securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 10% of the fund’s total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the fund’s advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund’s debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality. Unrated securities will not exceed 25% of the fund’s total assets.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The fund’s weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund may use these derivatives in an attempt to manage market risk,

Section 1  Fund Summaries  3

currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund’s portfolio or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Derivatives Risk—The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

Dollar Roll Transaction Risk—The use of dollar rolls can increase the volatility of the fund’s share price, and it may have an adverse impact on performance unless the advisor correctly predicts mortgage prepayments and interest rates.

Emerging Markets Risk—Investments in emerging markets are subject to special political, economic, and market risks that can make the fund’s emerging market investments more volatile and less liquid than investments in developed markets.

Foreign Security Risk—Securities of foreign issuers, even when dollar denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers.

High-Yield Securities Risk—High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

International Investing Risk—Investing in non-dollar denominated foreign securities involves risk not typically associated with U.S. investing, such as currency risk, risks of trading in foreign securities markets, and political and economic risks.

Liquidity Risk—Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

 4
Section 1  Fund Summaries

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 8.02%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 13.06% and -6.39%, respectively, for the quarters ended June 30, 2009 and September 30, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns
		for the Periods Ended December 31, 2009
					Since
	Inception				Inception
	Date	1 Year	5 Years	10 Years	(Class R)

Class Returns Before Taxes:
Class A	12/22/87	18.71%	3.47%	5.12%	N/A
Class B	8/15/94	18.12%	3.25%	4.80%	N/A
Class C	2/1/99	22.10%	3.60%	4.77%	N/A
Class R	9/24/01	23.74%	4.16%	N/A	4.37%
Class Y	2/4/94	24.37%	4.61%	5.83%	N/A

Class A Return After Taxes:
On Distributions		16.38%	1.73%	3.29%	N/A
On Distributions and Sale of Fund Shares		12.00%	1.91%	3.27%	N/A

Barclays Capital Aggregate Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		5.93%	4.97%	6.33%	5.33%

1	An unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market.

Section 1  Fund Summaries  5

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Chris J. Neuharth, CFA	Managing Director	October 2002
Timothy A. Palmer, CFA	Managing Director	May 2003
Wan-Chong Kung, CFA	Senior Vice President	June 2001
Jeffrey J. Ebert	Senior Vice President	December 2005

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

 6
Section 1  Fund Summaries

Nuveen High Income Bond Fund
(formerly First American High Income Bond Fund)

Investment Objective
The Investment objective of the fund is to provide investors with a high level of current income.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 47 of the prospectus and “Reducing Class A Sales Charges” on page 102 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fees	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Y

Management Fees	0.79%	0.79%	0.79%	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses[2]	0.19%	0.19%	0.19%	0.19%	0.19%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%	0.04%

Gross Annual Operating Expenses	1.27%	2.02%	2.02%	1.52%	1.02%
Less Expense Reimbursement	(0.13)%	(0.13)%	(0.13)%	(0.13)%	(0.13)%

Net Annual Operating Expenses[3]	1.14%	1.89%	1.89%	1.39%	0.89%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption

	A	B	C	R	Y	A	B	C	R	Y

1 Year	536	692	192	142	91	536	192	192	142	91
3 Years	798	921	621	468	312	798	621	621	468	312
5 Years	1,080	1,176	1,076	817	551	1,080	1,076	1,076	817	551
10 Years	1,883	2,144	2,338	1,801	1,236	1,883	2,144	2,338	1,801	1,236

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

3	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 1.10%, 1.85%, 1.85%, 1.35%, and 0.85%, respectively, for Class A, Class B, Class C, Class R, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Section 1  Fund Summaries  7

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 132% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as “high-yield” securities of “junk bonds”). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The fund may invest in exchange-traded funds, closed-end funds, and other investment companies (“investment companies”).

The fund’s advisor employs a bottom up approach to investing. The advisor devotes more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments. Up to 20% of the fund’s total assets may be invested in dollar denominated debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the fund’s current benchmark index will be considered to be located in an emerging market country.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; swap agreements, including swap agreements on interest rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund’s portfolio or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Additional Expenses—When the fund invests in other investment companies, you bear both your proportionate share of fund expenses and, indirectly, the expenses of the other investment companies.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

 8
Section 1  Fund Summaries

Derivatives Risk—The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

Emerging Markets Risk—Investments in emerging markets are subject to special political, economic, and market risks that can make the fund’s emerging market investments more volatile and less liquid than investments in developed markets.

Foreign Security Risk—Securities of foreign issuers, even when dollar denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers.

High-Yield Securities Risk—High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Liquidity Risk—Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 10.68%.

During the eight-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 21.96% and -19.17%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Section 1  Fund Summaries  9

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns
		for the Periods Ended December 31, 2009[1]
				Since
				Inception
				(Class A,
				Class B,	Since
	Inception			Class C, and	Inception
	Date	1 Year	5 Years	Class Y)	(Class R)

Class Returns Before Taxes:
Class A	8/30/01	50.30%	4.25%	5.56%	N/A
Class B	8/30/01	50.75%	4.07%	5.36%	N/A
Class C	8/30/01	54.92%	4.36%	5.32%	N/A
Class R	9/24/01	56.42%	4.85%	N/A	6.58%
Class Y	8/30/01	57.29%	5.39%	6.38%	N/A

Class A Return After Taxes:
On Distributions		45.29%	1.44%	2.66%	N/A
On Distributions and Sale of Fund Shares		32.23%	1.93%	2.95%	N/A

Barclays Capital High Yield 2% Issuer Capped Index[2] (reflects no deduction for fees, expenses, or taxes)		58.77%	6.49%	8.35%	8.27%

1	Performance presented prior to 3/14/03 represents that of First American High Yield Bond Fund, which merged into the fund on that date.

2	An unmanaged index that covers the universe of fixed-rate, dollar-denominated, below-investment-grade debt with at least one year to final maturity with total index allocation to an individual issuer being limited to 2%.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

John T. Fruit, CFA	Senior Vice President	November 2005
Jeffrey T. Schmitz, CFA	Vice President	January 2008

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

 10
Section 1  Fund Summaries

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1  Fund Summaries  11

Nuveen Inflation Protected Securities Fund
(formerly First American Inflation Protected Securities Fund)

Investment Objective
The investment objective of the fund is to provide investors with total return while providing protection against inflation.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 47 of the prospectus and “Reducing Class A Sales Charges” on page 102 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y

Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses[2]	0.26%	0.26%	0.26%	0.26%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%

Gross Annual Operating Expenses	1.17%	1.92%	1.42%	0.92%
Less Expense Reimbursement	(0.31)%	(0.31)%	(0.31)%	(0.31)%

Net Annual Operating Expenses[3]	0.86%	1.61%	1.11%	0.61%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption

	A	C	R	Y	A	C	R	Y

1 Year	509	164	113	62	509	164	113	62
3 Years	751	573	419	262	751	573	419	262
5 Years	1,013	1,008	747	479	1,013	1,008	747	479
10 Years	1,759	2,218	1,675	1,103	1,759	2,218	1,675	1,103

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees and the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator.

3	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.85%, 1.60%, 1.10%, and 0.60%, respectively, for Class A, Class C, Class R, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

 12
Section 1  Fund Summaries

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. The fund’s investments in U.S. Government inflation protected securities will include U.S. Treasury inflation protected securities as well as inflation protected securities issued by agencies and instrumentalities of the U.S. Government. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. Some securities issued by agencies and instrumentalities of the U.S. Government are supported only by the credit of the issuing agency or instrumentality.

Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation. The U.S. Treasury used the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. Inflation protected debt securities issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate.

Inflation protected debt securities have two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. If the index measuring the rate of inflation rises, the principal value of the security will increase. Because interest payments will be calculated with respect to a larger principal amount, interest payments also will increase. Conversely, if the index measuring the rate of inflation falls, the principal value of the security will fall and interest payments will decrease. Other issuers adjust the interest rates payable on the security according to the rate of inflation, but the principal amount remains the same.

In the event of sustained deflation, the U.S. Treasury has guaranteed that it will repay at maturity at least the original face value of the inflation protected securities that it issues. Other inflation protected debt securities that accrue inflation into their principal value may or may not provide a similar guarantee. For securities that do not provide such a guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal value.

Up to 20% of the fund’s assets may be invested in holdings that are not inflation protected. These holdings may include the following:

•	domestic and foreign corporate debt obligations.
•	securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.
•	debt obligations of foreign governments.
•	residential and commercial mortgage-backed securities.
•	asset-backed securities.
•	derivative instruments, as discussed below.

When selecting securities for the fund, the fund’s advisor uses a “top-down” approach, looking first at general economic factors and market conditions. The advisor then selects securities that it believes have strong relative value based on an analysis of a security’s characteristics (such as principal value, coupon rate, maturity, duration and yield) in light of these general economic factors and market conditions. The advisor will sell securities if the securities no longer meet these criteria, if other investments appear to be a better relative value, to manage the duration of the fund, or to meet redemption requests.

The fund invests primarily in securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. However, up to 10% of the fund’s net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Quality determinations regarding unrated securities will be made by the fund’s advisor.

Section 1  Fund Summaries  13

The fund may invest up to 20% of its net assets in non-dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign corporations and governments.

The fund may invest in debt securities of any maturity, but expects to maintain, under normal market conditions, a weighted average effective maturity of between eight and fifteen years and an average effective duration of between four and ten years. The fund’s weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; interest rate caps, collars, and floors; index- and other asset-linked notes; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund’s portfolio or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks
The price and yield of this fund will change daily due to changes in interest rates, inflation and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Derivatives Risk—The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

Foreign Security Risk—Securities of foreign issuers, even when dollar denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers.

High-Yield Securities Risk—High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates. In addition, because the interest and/or principal payments on inflation protected securities are adjusted periodically for changes in inflation, the income distributed by the fund may be irregular. In a period of sustained deflation, the inflation protected securities held by the fund, and consequently the fund itself, may not pay any income.

Index Methodology Risk—There can be no assurance that the U.S. or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease. Inflation protected securities may react differently from other debt securities to changes in interest rates. Generally, the value of an inflation protected security is affected by changes in “real” interest rates, which are stated interest rates reduced by the expected impact of inflation. Values of these securities normally fall when real interest rates rise and rise when real interest rates fall.

 14
Section 1  Fund Summaries

International Investing Risk—Investing in non-dollar denominated foreign securities involves risk not typically associated with U.S. investing, such as currency risk, risks of trading in foreign securities markets, and political and economic risks.

Liquidity Risk—Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.

Tax Consequences of Inflation Adjustments—Because inflation adjustments to the principal amount of an inflation protected security will be included in the fund’s income, the fund may have to make income distributions to shareholders that exceed the cash it receives.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 7.90%.

During the five-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 5.25% and -4.13%, respectively, for the quarters ended March 31, 2008 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Section 1  Fund Summaries  15

		Average Annual Total Returns
		for the Periods Ended December 31, 2009
	Inception			Since
	Date	1 Year	5 Years	Inception

Class Returns Before Taxes:
Class A	10/1/04	7.22%	3.02%	3.39%
Class C	10/1/04	10.04%	3.10%	3.43%
Class R	10/1/04	11.65%	3.68%	4.01%
Class Y	10/1/04	12.17%	4.14%	4.48%

Class A Return After Taxes:
On Distributions		6.96%	1.57%	1.94%
On Distributions and Sale of Fund Shares		4.70%	1.71%	2.03%

Barclays Capital U.S. TIPs Index[2] (reflects no deduction for fees, expenses, or taxes)		11.41%	4.63%	5.01%

1	An unmanaged index consisting of inflation-protected securities issued by the U.S. Treasury that have at least one year to final maturity.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Wan-Chong Kung, CFA	Senior Vice President	October 2004
Chad W. Kemper	Assistant Vice President	October 2010

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

 16
Section 1  Fund Summaries

Nuveen Intermediate Government Bond Fund

(formerly First American Intermediate Government Bond Fund)

Investment Objective
The investment objective of the fund is to provide investors with current income to the extent consistent with the preservation of capital.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 47 of the prospectus and “Reducing Class A Sales Charges” on page 102 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y

Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses[2]	0.30%	0.30%	0.30%	0.30%

Gross Annual Operating Expenses	1.20%	1.95%	1.45%	0.95%
Less 12b-1 Fee Waiver[3]	(0.10)%	0.00%	0.00%	0.00%
Less Expense Reimbursement	(0.35)%	(0.35)%	(0.35)%	(0.35)%

Net Annual Operating Expenses[4]	0.75%	1.60%	1.10%	0.60%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption

	A	C	R	Y	A	C	R	Y

1 Year	300	163	112	61	300	163	112	61
3 Years	554	578	424	268	554	578	424	268
5 Years	827	1,020	759	491	827	1,020	759	491
10 Years	1,608	2,247	1,705	1,134	1,608	2,247	1,705	1,134

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

3	The distributor has agreed to limit its Class A share 12b-1 fees to 0.15% of average daily net assets through January 31, 2012.

4	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.75%, 1.60%, 1.10%, and 0.60%, respectively, for Class A, Class C, Class R, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Section 1  Fund Summaries  17

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 105% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in U.S. government securities. U.S. government securities are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including the following:

•	U.S. Treasury obligations.
•	Mortgage-backed securities issued by the Government National Mortgage Association, the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
•	Non-mortgage-related obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as FNMA, FHLMC, Federal Farm Credit Banks, the Federal Home Loan Bank System, and the Tennessee Valley Authority, including obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation (FDIC) Temporary Liquidity Guarantee Program.

U.S. Treasury obligations and some obligations of U.S. government agencies and instrumentalities are supported by the “full faith and credit” of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuing agency or instrumentality.

The fund may invest up to 20% of its total assets, collectively, in non-U.S. government debt obligations, including asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations, and municipal securities. Such securities will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s advisor.

In selecting securities for the fund, the fund’s advisor first determines its economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the advisor evaluates factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity between three and ten years and an effective duration of between two and one-half and seven years. The fund’s weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 10% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may utilize the following derivatives: futures contracts; options on futures contracts, swap agreements, including swap agreements on interest rates, security indexes and specific securities and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts that are traded on domestic securities exchanges, boards of trade, or similar entities and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund may use [these derivatives] in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund’s portfolio, or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The fund may not use derivatives to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

 18
Section 1  Fund Summaries

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Derivatives Risk—The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance. When the fund enters into a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

Dollar Roll Transaction Risk—The use of dollar rolls can increase the volatility of the fund’s share price, and it may have an adverse impact on performance unless the advisor correctly predicts mortgage prepayments and interest rates.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows you the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 6.31%.

During the seven-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 5.92% and -2.41%, respectively, for the quarters ended December 31, 2008 and June 30, 2004.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Section 1  Fund Summaries  19

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Effective August 31, 2009, the fund’s investment objective was changed from providing “current income that is exempt from state income tax” to providing “current income,” in each case to the extent consistent with preservation of capital. As of the same date, the fund’s investment strategies were significantly broadened, consistent with this new investment objective. As a result, the performance information presented below reflects the performance of an investment portfolio that, prior to August 31, 2009, differed materially from the fund’s portfolio thereafter.

Performance is not shown for Class C and Class R, which shares have not been offered for a full calendar year.

		Average Annual Total Returns
		for the Periods Ended October 31, 2009
	Inception				Since
	Date	1 Year		5 Years	Inception

Class Returns Before Taxes:
Class A	10/25/02	(2	.57)%	3.77%	3.27%
Class Y	10/25/02	(0	.23)%	4.39%	3.75%

Class A Return After Taxes:
On Distributions		(3	.81)%	2.47%	1.64%
On Distributions and Sale of Fund Shares		(1	.52)%	2.46%	1.96%

Barclays Capital Intermediate Government Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		(0	.33)%	4.74%	4.22%

1	An unmanaged index comprised of 70% U.S. Treasury securities and 30% agency securities, all with remaining maturities of between one and ten years.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Wan-Chong Kung, CFA	Senior Vice President	November 2002
Chris J. Neuharth, CFA	Managing Director	August 2009
Jason J. O’Brien, CFA	Vice President	August 2009

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

 20
Section 1  Fund Summaries

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1  Fund Summaries  21

Nuveen Intermediate Term Bond Fund
(formerly First American Intermediate Term Bond Fund)

Investment Objective
The investment objective of the fund is to provide investors with current income to the extent consistent with preservation of capital.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 47 of the prospectus and “Reducing Class A Sales Charges” on page 102 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Exchange Fees	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class Y

Management Fees	0.62%	0.62%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses[2]	0.08%	0.08%
Acquired Fund Fees and Expenses	0.01%	0.01%

Gross Annual Operating Expenses	0.96%	0.71%
Less 12b-1 Fee Waiver[3]	(0.10)%	0.00%

Net Annual Operating Expenses[4]	0.86%	0.71%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption		No Redemption

	A	Y	A	Y

1 Year	311	73	311	73
3 Years	514	227	514	227
5 Years	734	395	734	395
10 Years	1,368	883	1,368	883

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%.

2	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

3	The distributor has agreed to limit its Class A share 12b-1 fees to 0.15% of average daily net assets through January 31, 2012.

4	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.85% and 0.70%, respectively, for Class A and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

 22
Section 1  Fund Summaries

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

•	U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.
•	residential and commercial mortgage-backed securities.
•	asset-backed securities.
•	corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or discounted after purchase, the fund is not required to sell the security, buy may consider doing so. At least 65% of the fund’s debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality as determined by the fund’s advisor. Unrated securities will not exceed 25% of the fund’s total assets.

The fund’s advisor selects securities using a “top-down” approach, which begins with the formulation of the advisor’s general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, the advisor selects individual securities within these sectors or industries.

The fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of three to ten years and an average effective duration of two to six years. The fund’s weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; swap agreements, including swap agreements on interest rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund’s portfolio or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Section 1  Fund Summaries  23

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Derivatives Risk—The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

Dollar Roll Transaction Risk—The use of dollar rolls can increase the volatility of the fund’s share price, and it may have an adverse impact on performance unless the advisor correctly predicts mortgage prepayments and interest rates.

Foreign Security Risk—Securities of foreign issuers, even when dollar denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class Y shares. The performance of the different share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class Y Annual Total Return*

*	Class Y year-to-date total return as of September 30, 2010 was 7.77%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 9.78% and -5.19%, respectively, for the quarters ended June 30, 2009 and September 30, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class Y shares only; after-tax returns for other share classes will vary.

 24
Section 1  Fund Summaries

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns
	Inception	for the Periods Ended December 31, 2009
	Date	1 Year	5 Years	Ten Years

Class Returns Before Taxes:
Class A	1/9/95	18.00%	3.96%	5.14%
Class Y	1/5/93	20.82%	4.58%	5.56%

Class Y Return After Taxes:
On Distributions		18.65%	2.92%	3.75%
On Distributions and Sale of Fund Shares		13.41%	2.91%	3.67%

Barclays Capital Intermediate Gov’t/Credit Bond Index[3] (reflects no deduction for fees, expenses, or taxes)		5.24%	4.66%	5.93%

1	Performance presented prior to 9/24/01 represents that of the Firstar Intermediate Bond Fund, a series of Firstar Funds, Inc., which merged into the fund on that date.

2	An unmanaged of investment grade, fixed income securities with maturities ranging from one to ten years.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Wan-Chong Kung, CFA	Senior Vice President	October 2002
Jeffrey J. Ebert	Senior Vice President	February 2000

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Section 1  Fund Summaries  25

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

 26
Section 1  Fund Summaries

Nuveen Short Term Bond Fund

(formerly First American Short Term Bond Fund)

Investment Objective
The investment objective of the fund is to provide investors with current income while maintaining a high degree of principal stability.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 47 of the prospectus and “Reducing Class A Sales Charges” on page 102 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fees	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Y

Management Fees	0.48%	0.48%	0.48%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[2]	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%

Gross Annual Operating Expenses	0.84%	1.59%	0.59%
Less 12b-1 Fee Waiver[3]	(0.10)%	0.00%	0.00%

Net Annual Operating Expenses[4]	0.74%	1.59%	0.59%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption

	A	C	Y	A	C	Y

1 Year	299	162	60	299	162	60
3 Years	477	502	189	477	502	189
5 Years	671	866	329	671	866	329
10 Years	1,230	1,889	738	1,230	1,889	738

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees and the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator.

3	The distributor has agreed to limit its Class A share 12b-1 fees to 0.15% of average daily net assets through January 31, 2012.

4	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.75%, 1.60%, and 0.60%, respectively, for Class A, Class C, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Section 1  Fund Summaries  27

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

•	residential and commercial mortgage-backed securities.
•	asset-backed securities.
•	corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.
•	U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.
•	commercial paper.

Up to 10% of the fund’s total assets may be invested collectively in the following categories of debt securities:

•	securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund’s advisor (securities commonly referred to as “high yield” or “junk bonds”). The fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.
•	non-dollar denominated debt obligations of foreign corporations and governments.
•	debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the fund’s current benchmark index will be considered to be located in an emerging market country.

The fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries.

The fund’s advisor selects securities using a “top-down” approach which begins with the formulation of the advisor’s general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, the advisor selects individual securities within these sectors or industries.

The fund invests primarily in debt securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 10% of the fund’s total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the fund’s advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund’s debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality. Unrated securities will not exceed 25% of the fund’s total assets.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The fund’s weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund’s portfolio or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The fund may also use

 28
Section 1  Fund Summaries

derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Derivatives Risk—The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

Emerging Markets Risk—Investments in emerging markets are subject to special political, economic, and market risks that can make the fund’s emerging market investments more volatile and less liquid than investments in developed markets.

Foreign Security Risk—Securities of foreign issuers, even when dollar denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers.

High-Yield Securities Risk—High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

International Investing Risk—Investing in non-dollar denominated foreign securities involves risk not typically associated with U.S. investing, such as currency risk, risks of trading in foreign securities markets, and political and economic risks.

Liquidity Risk—Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

Section 1  Fund Summaries  29

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the return would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 3.09%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 5.45% and -3.37%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Performance is not shown for Class C shares, which have not been offered for a full calendar year.

		Average Annual Total Returns
		for the Periods Ended December 31, 2009
	Inception			Ten
	Date	1 Year	5 Years	Years

Class Returns Before Taxes:
Class A	12/14/92	10.27%	3.24%	4.01%
Class Y	2/4/94	12.94%	3.89%	4.41%

Class A Return After Taxes:
On Distributions		8.67%	1.86%	2.49%
On Distributions and Sale of Fund Shares		6.63%	1.94%	2.50%

Barclays Capital 1-3 Year Gov’t/Credit Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		3.83%	4.32%	4.86%

1	An unmanaged index of investment grade, fixed income securities with maturities ranging from one to three years.

 30
Section 1  Fund Summaries

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Chris J. Neuharth, CFA	Managing Director	March 2004
Brenda A. Briceno, CFA	Vice President	October 2010
Peter L. Agrimson, CFA	Assistant Vice President	October 2010

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1  Fund Summaries  31

Nuveen Total Return Bond Fund
(formerly First American Total Return Bond Fund)

Investment Objective
The investment objective of the fund is to provide investors with a high level of current income consistent with prudent risk to capital. While the fund may realize some capital appreciation, the fund primarily seeks to achieve total return through preserving capital and generating income.

Fees and Expenses
This following table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 47 of the prospectus and “Reducing Class A Sales Charges” on page 102 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fees	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Y

Management Fees	0.63%	0.63%	0.63%	0.63%	0.63%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses[2]	0.09%	0.09%	0.09%	0.09%	0.09%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%

Gross Annual Operating Expenses	0.98%	1.73%	1.73%	1.23%	0.73%
Less 12b-1 Fee Waiver/Reimbursement	(0.08)%	0.00%	0.00%	0.00%	0.00%

Net Annual Operating Expenses[3]	0.90%	1.73%	1.73%	1.23%	0.73%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption

	A	B	C	R	Y	A	B	C	R	Y

1 Year	513	676	176	125	75	513	176	176	125	75
3 Years	716	845	545	390	233	716	545	545	390	233
5 Years	936	1,039	939	676	406	936	939	939	676	406
10 Years	1,568	1,842	2,041	1,489	906	1,568	1,842	2,041	1,489	906

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

3	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.89%, 1.75%, 1.75%, 1.25%, and 0.75%, respectively, for Class A, Class B, Class C, Class R, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

 32
Section 1  Fund Summaries

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in the following types of debt securities:

•	U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).
•	residential and commercial mortgage-backed securities.
•	asset-backed securities.
•	domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.
•	debt obligations of foreign governments.

Up to 30% of the fund’s total assets may be invested collectively in the following categories of debt securities, provided that the fund will not invest more than 20% of its total assets in any single category:

•	securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund’s advisor (securities commonly referred to as “high yield” or “junk bonds”). The fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.
•	non-dollar denominated debt obligations of foreign corporations and governments. (The fund may invest without limitation in U.S. dollar denominated securities of foreign issuers that are not located in emerging market countries.)
•	debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the fund’s current benchmark index will be considered to be located in an emerging market country.

The fund’s advisor makes buy, sell, and hold decisions using a “top-down” approach, which begins with the formulation of the advisor’s general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, the advisor selects individual securities within these sectors or industries. The advisor also analyzes expected changes to the yield curve under multiple market conditions to help define maturity and duration selection.

The fund invests primarily in securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 20% of the fund’s total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the fund’s advisor. Unrated securities will not exceed 25% of the fund’s total assets.

To generate additional income, the fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The fund’s weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund’s portfolio or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct

Section 1  Fund Summaries  33

investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Derivatives Risk—The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

Dollar Roll Transaction Risk—The use of dollar rolls can increase the volatility of the fund’s share price, and it may have an adverse impact on performance unless the advisor correctly predicts mortgage prepayments and interest rates.

Emerging Markets Risk—Investments in emerging markets are subject to special political, economic, and market risks that can make the fund’s emerging market investments more volatile and less liquid than investments in developed markets.

Foreign Security Risk—Securities of foreign issuers, even when dollar denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers.

High-Yield Securities Risk—High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

International Investing Risk—Investing in non-dollar denominated foreign securities involves risk not typically associated with U.S. investing, such as currency risk, risks of trading in foreign securities markets, and political and economic risks.

Liquidity Risk—Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

 34
Section 1  Fund Summaries

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 8.42%.

During the nine-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 22.45% and -8.60%, respectively, for the quarters ended June 30, 2009 and September 30, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns
		for the Periods Ended December 31, 2009
				Since
				Inception
				(Class A,
				Class B,	Since
	Inception			Class C, and	Inception
	Date	1 Year	5 Years	Class Y)	(Class R)

Class Returns Before Taxes:
Class A	2/1/00	30.65%	4.46%	5.94%	N/A
Class B	2/1/00	30.44%	4.25%	5.60%	N/A
Class C	2/1/00	34.50%	4.61%	5.60%	N/A
Class R	9/24/01	35.85%	5.08%	N/A	5.65%
Class Y	2/1/00	36.75%	5.64%	6.65%	N/A

Class A Return After Taxes:
On Distributions		27.68%	2.46%	3.63%	N/A
On Distributions and Sale of Fund Shares		19.65%	2.58%	3.64%	N/A

Barclays Capital Aggregate Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		5.93%	4.97%	6.40%	5.33%

1	An unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market.

Section 1  Fund Summaries  35

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Timothy A. Palmer, CFA	Managing Director	May 2005
Jeffrey J. Ebert	Senior Vice President	February 2000
Marie A. Newcome, CFA	Vice President	October 2010

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

 36
Section 1  Fund Summaries

Section 2  More about the Funds

Investment Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objective changes, you will be notified at least 60 days in advance. Please remember, there is no guarantee that any fund will achieve its objective.

Investment Strategies

The funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor and sub-advisor believe are most likely to be important in trying to achieve the funds’ objectives. This section provides information about some additional strategies that the funds’ sub-advisor uses, or may use, to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787.

The debt obligations in which the funds invest may have variable, floating, or fixed interest rates.

U.S. Government Agency Securities

The U.S. Government agency securities in which the funds may invest include securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal Farm Credit Bank (FFCB), the U.S. Agency for International Development (U.S. AID), the Federal Home Loan Banks (FHLB) and the Tennessee Valley Authority (TVA). Securities issued by GNMA, TVA and U.S. AID are backed by the full faith and credit of the U.S. Government. Securities issued by FNMA and FHLMC are supported by the right to borrow directly from the U.S. Treasury. The other U.S. Government agency and instrumentality securities in which the funds invest are backed solely by the credit of the agency or instrumentality issuing the obligations. No assurances can be given that the U.S. Government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so.

Effective Maturity and Effective Duration

Certain funds attempt to maintain a specified weighted average effective maturity and/or average effective duration. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

Effective duration, another measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security’s effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

Section 2  More about the Funds  37

Ratings

Certain funds have investment strategies requiring them to invest in debt securities that have received a particular rating from a rating service such as Moody’s or Standard & Poor’s. Any reference in this prospectus to a specific rating encompasses all gradations of that rating. For example, if the prospectus says that a fund may invest in securities rated as low as B, the fund may invest in securities rated B−.

Securities Lending

Each fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When a fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the funds’ securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The funds, however, will be responsible for the risks associated with the investment of cash collateral. A fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Temporary Investments

In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

Investment Risks

The principal risks of investing in each fund are identified in the “Fund Summaries” section. These risks are further described below.

Active Management Risk. Each fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives.

Additional Expenses. When a fund invests in other investment companies, you bear both your proportionate share of fund expenses and, indirectly, the expenses of the other investment companies.

Call Risk. Each of the funds may invest in debt securities, which are subject to call risk. Bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Each of the funds is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit Risk. Each fund is subject to the risk that the issuers of debt securities held by a fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s.

Nuveen Intermediate Government Bond Fund invests primarily in U.S. government securities, which have historically involved little risk of loss of principal if held to maturity. Nevertheless, certain of these securities are supported only by the credit of the issuer or instrumentality. Nuveen Intermediate Government Bond Fund and Intermediate Term Bond Fund attempt to minimize credit risk by investing in securities considered at least investment grade at the time

 38
Section 2  More about the Funds

of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.

Derivatives Risk. A small investment in derivatives could have a potentially large impact on a fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, and credit risk. For example, in a credit default swap, the advisor may not correctly evaluate the creditworthiness of the company or companies on which the swap is based. Furthermore, when a fund sells protection in a credit default swap, in addition to being subject to investment exposure on its total net assets, the fund is subject to investment exposure on the notional amount of the swap. Some derivatives also involve leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.

In order to hedge against adverse movements in currency exchange rates, the funds may enter into forward foreign currency exchange contracts. If the advisor’s or sub-advisor’s forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund’s hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

The funds may enter into over-the-counter (OTC) transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In addition, there may not be a liquid market for OTC derivatives. As a result, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Dollar Roll Transaction Risk. In a dollar roll transaction, a fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of a fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit a fund may depend upon the advisor’s ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a fund increases the amount of the fund’s assets that are subject to market risk, which could increase the volatility of the price of the fund’s shares.

Emerging Markets Risk. Nuveen Core Bond Fund, Nuveen High Income Bond Fund, Nuveen Short Term Bond Fund, and Nuveen Total Return Bond Fund may invest in equity securities of emerging markets issuers. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Foreign Security Risk. Each fund (other than Nuveen Intermediate Government Bond Fund) may invest in dollar denominated foreign securities. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

Section 2  More about the Funds  39

High-Yield Securities Risk. A significant portion of the portfolio of High Income Bond Fund, and up to 10% of the total assets of Nuveen Core Bond Fund and Nuveen Short Term Bond Fund, 10% of the net assets of Nuveen Inflation Protected Securities Fund, and 20% of the total assets of Nuveen Total Return Bond Fund, may consist of lower-rated corporate debt obligations, which are commonly referred to as “high-yield” securities or “junk bonds.” Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Income Risk. Each fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk” above, or prepaid, see “Mortgage- and Asset-Backed Securities Risk” below), in lower-yielding securities.

Nuveen Inflation Protected Securities Fund is subject to the risk that, because the interest and/or principal payments on inflation protected securities are adjusted periodically for changes in inflation, the income distributed by the fund may be irregular. In a period of sustained deflation, the inflation protected securities held by the fund, and consequently the fund itself, may not pay any income.

Indexing Methodology Risk. Interest payments on inflation protected debt securities will vary with the rate of inflation, as measured by a specified index. There can be no assurance that the CPI-U (used as the inflation measure by U.S. Treasury inflation protected securities) or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation protected security does not accurately adjust for inflation, the value of the security could be adversely affected. There may be a lag between the time a security is adjusted for inflation and the time interest is paid on that security. This may have an adverse effect on the trading price of the security, particularly during periods of significant, rapid changes in inflation. In addition, to the extent that inflation has increased during the period of time between the inflation adjustment and the interest payment, the interest payment will not be protected from the inflation increase.

Interest Rate Risk. Debt securities will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes.

The effect of interest rate changes on the inflation protected securities held by Inflation Protected Securities Fund will be somewhat different. Interest rates have two components: a “real” interest rate and an increment that reflects investor expectations of future inflation. Because interest rates on inflation protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the values of inflation protected debt securities are expected to change in response to changes in “real” interest rates. Generally, the value of an inflation protected debt security will fall when real interest rates rise and rise when real interest rates fall.

International Investing Risk. Nuveen Core Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Short Term Bond Fund, and Nuveen Total Return Bond Fund may invest in securities that trade in markets other than the United States. International investing involves risks not typically associated with U.S. investing. These risks include:

Currency Risk. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities.

 40
Section 2  More about the Funds

In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Foreign Tax Risk. A fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Investment Restriction Risk. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Political and Economic Risks. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

Liquidity Risk. Nuveen Core Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Short Term Bond Fund, and Nuveen Total Return Bond Fund are exposed to liquidity risk because of their investment in high-yield securities. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a fund’s performance. Infrequent trading may also lead to greater price volatility.

Mortgage- and Asset-Backed Securities Risk. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans, home equity loans, corporate bonds, or commercial loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Tax Consequence of Inflation Adjustments. Periodic adjustments for inflation to the principal amount of an inflation protected security will give rise to original issue discount, which will be includable in gross income for Inflation Protected Securities Fund. Because the fund is required to distribute its taxable income to avoid corporate level tax, the fund may be required to make annual distributions to shareholders that exceed the cash it receives, which may require the fund to liquidate certain investments when it is not advantageous to do so.

Disclosure of Portfolio Holdings

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ statement of additional information.

Section 2  More about the Funds  41

Section 3  Fund Management

Investment Advisor

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), the funds’ investment advisor, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the funds. Nuveen Fund Advisors oversees the management of the funds’ portfolios, manages the funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606. Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). The funds were formerly advised by FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”). On December 31, 2010, pursuant to an agreement among U.S. Bank, FAF, Nuveen Investments, and certain Nuveen affiliates, Nuveen Fund Advisors acquired a portion of the asset management business of FAF (the “Transaction”). The portfolio managers for each fund employed by FAF in place immediately prior to the Transaction are the current portfolio managers of the funds.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. Nuveen Fund Advisors has adopted policies and procedures that address arrangements with Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

Each fund is dependent upon services and resources provided by its investment advisor, Nuveen Fund Advisors, and therefore the investment advisor’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

Management Fee

The management fee schedule for each fund consists of two components — a fund-level fee, based only on the amount of assets within a fund, and a complex-level fee, based on the aggregate amount of all qualifying fund assets managed by Nuveen Fund Advisors and its affiliates.

The annual fund-level fee, payable monthly, is based upon the average daily net assets of each fund as follows:

		Nuveen	Nuveen	Nuveen	Nuveen		Nuveen
	Nuveen	High	Inflation	Intermediate	Intermediate	Nuveen	Total
	Core Bond	Income	Protected	Government	Term Bond	Short Term	Return
Average Daily Net Assets	Fund	Bond Fund	Securities Fund	Bond Fund	Fund	Bond Fund	Bond Fund

For the first $125 million	0.4500%	0.6000%	0.4500%	0.4500%	0.4500%	0.3000%	0.4500%
For the next $125 million	0.4375%	0.5875%	0.4375%	0.4375%	0.4375%	0.2875%	0.4375%
For the next $250 million	0.4250%	0.5750%	0.4250%	0.4250%	0.4250%	0.2750%	0.4250%
For the next $500 million	0.4125%	0.5625%	0.4125%	0.4125%	0.4125%	0.2625%	0.4125%
For the next $1 billion	0.4000%	0.5500%	0.4000%	0.4000%	0.4000%	0.2500%	0.4000%
For net assets over $2 billion	0.3750%	0.5250%	0.3750%	0.3750%	0.3750%	0.2250%	0.3750%

The complex-level fee is the same for each fund and begins at a maximum rate of 0.2000% of each fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for assets above that level. Therefore, the maximum management fee rate for each fund is the fund-level fee plus 0.2000%. As of September 30, 2010, the effective complex-level fee for each fund was 0.1822% of the fund’s average daily net assets.

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Section 3  Fund Management

The table below reflects management fees paid to FAF, after taking into account any fee waivers, for the funds’ most recently completed fiscal year. FAF provided advisory services pursuant to a different management agreement with a different fee schedule. FAF did not provide any administrative services under that agreement.

Management Fee
as a % of Average
Daily Net Assets

Nuveen Core Bond Fund	0.43%
Nuveen High Income Bond Fund	0.52%
Nuveen Inflation Protected Securities Fund	0.19%
Nuveen Intermediate Government Bond Fund	0.16%
Nuveen Intermediate Term Bond Fund	0.44%
Nuveen Short Term Bond Fund	0.31%
Nuveen Total Return Bond Fund	0.47%

A discussion regarding the basis for the board’s approval of the funds’ current investment advisory agreement will appear in the funds’ semi-annual report to shareholders for the fiscal period ended December 31, 2010.

Sub-Advisor

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-advisor to each of the funds. Nuveen Asset Management manages the investment of the funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

Portfolio Managers

The portfolio managers primarily responsible for the funds’ management are:

Nuveen Core Bond Fund. Chris J. Neuharth, CFA, Managing Director of Nuveen Asset Management, has been a portfolio manager of the fund since October 2002. Mr. Neuharth entered the financial services industry in 1983 and rejoined FAF in 2000. He joined Nuveen Asset Management on January 1, 2011, in connection with the Transaction.

Timothy A. Palmer, CFA, Managing Director of Nuveen Asset Management, has been a portfolio manager of the fund since May 2003. He entered the financial services industry in 1986 and joined FAF in 2003. He joined Nuveen Asset Management on January 1, 2011, in connection with the Transaction.

Wan-Chong Kung, CFA, Senior Vice President of Nuveen Asset Management, has been a portfolio manager of the fund since June 2001. She entered the financial services industry in 1992 and joined FAF in 1993. She joined Nuveen Asset Management on January 1, 2011, in connection with the Transaction.

Jeffrey J. Ebert, CFA, Senior Vice President of Nuveen Asset Management, has been a portfolio manager of the fund since December 2005. He entered the financial services industry when he joined FAF in 1991. He joined Nuveen Asset Management on January 1, 2011, in connection with the Transaction.

Nuveen High Income Bond Fund. John T. Fruit, CFA, Senior Vice President of Nuveen Asset Management, been a portfolio manager of the fund since November 2005. Mr. Fruit entered the financial services industry in 1988 and joined FAF in 2001. He joined Nuveen Asset Management on January 1, 2011, in connection with the Transaction.

Jeffrey T. Schmitz, CFA, Vice President of Nuveen Asset Management, has been a portfolio manager of the fund since January 2008. He entered the financial services industry in 1987. He joined Nuveen Asset Management on January 1, 2011, in connection with the Transaction Prior to joining FAF in 2006, Mr. Schmitz worked as a senior credit research analyst at Deephaven Capital Management, as a trading risk manager at Cargill Financial Services, and in various risk oversight roles with the Office of the Comptroller of the Currency.

Section 3  Fund Management  43

Nuveen Inflation Protected Securities Fund. Wan-Chong Kung has been a portfolio manager of the fund since October 2004. Information on Ms. Kung appears above under “Nuveen Core Bond Fund.”

Chad W. Kemper, Assistant Vice President of Nuveen Asset Management, has been a portfolio manager of the fund since October 2010. He entered the financial services industry when he joined FAF in 1999. He joined Nuveen Asset Management on January 1, 2011, in connection with the Transaction.

Nuveen Intermediate Government Bond Fund. Wan-Chong Kung has been a portfolio manager of the fund since November 2002. Information on Ms. Kung appears above under “Nuveen Core Bond Fund.”

Chris J. Neuharth has been a portfolio manager of the fund since August 2009. Information on Mr. Neuharth appears above under “Nuveen Core Bond Fund.”

Jason J. O’Brien, CFA, Vice President of Nuveen Asset Management, has been a portfolio manager of the fund since August 2009. He entered the financial services industry when he joined FAF in 1993. He joined Nuveen Asset Management on January 1, 2011, in connection with the Transaction.

Nuveen Intermediate Term Bond Fund. Wan-Chong Kung has been a portfolio manager of the fund since November 2002. Information on Ms. Kung appears above under “Nuveen Core Bond Fund.”

Jeffrey J. Ebert has been a portfolio manager of the fund since February 2000. Information on Mr. Ebert appears above under “Nuveen Core Bond Fund.”

Nuveen Short Term Bond Fund. Chris J. Neuharth has been a portfolio manager of the fund since March 2004. Information on Mr. Neuharth appears above under “Nuveen Core Bond Fund.”

Brenda A. Briceno, CFA, Vice President of Nuveen Asset Management, has been a portfolio manager of the fund since October 2010. She entered the financial services industry when she joined FAF in 2004. She joined Nuveen Asset Management on January 1, 2011, in connection with the Transaction.

Peter L. Agrimson, CFA, Assistant Vice President of Nuveen Asset Management, has been a portfolio manager of the fund since October 2010. He began working in the financial services industry in 2005 and joined FAF in 2009. He joined Nuveen Asset Management on January 1, 2011, in connection with the Transaction. Prior to that he served as credit analyst at Long Lake Partners, LLC.

Nuveen Total Return Bond Fund. Timothy A. Palmer has been a portfolio manager of the fund since May 2005. Information on Mr. Palmer appears above under “Nuveen Core Bond Fund.”

Jeffrey J. Ebert has been a portfolio manager of the fund since February 2000. Information on Mr. Ebert appears above under “Nuveen Core Bond Fund.”

Marie A. Newcome, CFA, Vice President of Nuveen Asset Management, has been a portfolio manager of the fund since October 2010. She entered the financial services industry in 1992 and joined FAF in 2004. She joined Nuveen Asset Management on January 1, 2011, in connection with the Transaction.

The statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the funds.

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Section 3  Fund Management

Section 4  Shareholder Information

Pricing of Fund Shares

You may purchase, redeem, or exchange shares of the funds on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the SEC.

The funds have authorized certain investment professionals and financial institutions (“financial intermediaries”) to accept purchase, redemption, or exchange orders on their behalf. Your purchase or redemption price will be based on the net asset value (NAV) per share next calculated by the funds after your order is received by the funds or an authorized financial intermediary in proper form. Exchanges are also based on the NAV per share next calculated by the fund after your exchange request is received in proper form. See “Additional Information on Purchasing, Redeeming, and Exchanging Fund Shares — Calculating Net Asset Value” below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under “Purchasing Fund Shares,” “Redeeming Fund Shares,” or “Exchanging Fund Shares.”

Some financial intermediaries may charge a fee for helping you purchase, redeem, or exchange shares. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the funds.

Choosing a Share Class

The funds issue their shares in two or more classes, as indicated by an “x” in the following table, with each class having a different cost structure. As noted below, only certain eligible investors can purchase Class R and Class Y shares of the funds, whereas Class A and Class C shares (the “Retail Share Classes”) are generally available to investors. You should decide which share class best suits your needs.

Share Class
Fund	A	C	R	Y

Nuveen Core Bond Fund	x	x	x	x
Nuveen High Income Bond Fund	x	x	x	x
Nuveen Inflation Protected Securities Fund	x	x	x	x
Nuveen Intermediate Government Bond Fund	x	x	x	x
Nuveen Intermediate Term Bond Fund	x	—	—	x
Nuveen Short Term Bond Fund	x	x	—	x
Nuveen Total Return Bond Fund	x	x	x	x

No new or additional investments, including investments through any systematic investment plan, are allowed in Class B shares of the funds, except through permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Nuveen Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the prospectus. Any dividends or capital gains on Class B shares of a fund will be reinvested in Class B shares of the fund at net asset value, unless you have otherwise chosen to receive distributions in cash. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion feature, remain unchanged Class B shareholders wishing to make additional investments in the funds’ shares are permitted to invest in other classes of the funds, subject to the pricing and eligibility requirements of those classes.

Section 4  Shareholder Information  45

Eligibility to Invest in Class R and Class Y Shares

Class R shares generally are available only to 401(k) plans, 457 plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans (“retirement plans”), and must be held in plan level or omnibus accounts. Class R shares are not available to retail retirement or nonretirement accounts, Traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.

Class Y shares generally are offered to group retirement and employee benefit plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.

Class Share Overview

	Front-End		Contingent Deferred
	Sales Charge		Sales Charge		Annual 12b-1 Fees
	(FESC)		(CDSC)		(as a % of Net Assets)

Class A	2.25%-4.25%	[1]	None	[2]	0.25%
Class B3	None		5.00%	[4]	1.00%
Class C5	None		1.00%	[6]	1.00%
Class R	None		None		0.50%
Class Y	None		None		None

1	The FESC is reduced for larger purchases. See “Determining Your Share Price—Class A Shares” below.

2	Class A share investments of $1 million or more ($250,000 or more for Short Term Bond Fund) on which no FESC is paid may be subject to a CDSC of up to 1% (up to 0.60% for Short Term Bond Fund).

3	Class B shares automatically convert to Class A shares eight years after purchase, which reduces future annual expenses since Class A shares have lower annual expenses.

4	A CDSC of up to 5.00% applies to Class B shares if you redeem shares within six years of purchase. The CDSC declines over the six years as described below under “Determining Your Share Price—Class B Shares.”

5	Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

6	A 1% CDSC applies if you redeem your Class C shares within 12 months of purchase.

Among the Retail Share Classes, Class A shares may be a better choice if your investment qualifies for a reduced sales charge. You should not place Class C share orders that would cause your total investment in Nuveen Mutual Funds Class A, Class B, and Class C shares to equal or exceed $1 million, using the aggregation principles discussed below under “Determining Your Share Price—Class A Shares—Reducing Your Sales Charge on Class A Shares.” To the extent operationally possible, these orders will be automatically rejected.

Class R or Class Y shares are generally a better choice than a Retail Share Class if you are eligible to purchase these share classes. However, if you intend to hold your shares for a long time, or if you are eligible to invest in Class A shares with a reduced or waived sales charge, Class A may be a better choice than an investment in Class R shares.

12b-1 Fees

Each fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act that allows the fund to pay its distributor an annual fee for the distribution and sale of its shares and/or for services provided to shareholders. The funds do not pay 12b-1 fees on Class Y shares. The 12b-1 fees paid by the funds are designated as distribution fees and/or shareholder servicing fees, as described here.

	Annual 12b-1 Fees
	(as a % of
	Average Daily Net Assets)
	Distribution	Shareholder
	Fee	Servicing Fee

Class A1	None	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%
Class Y	None	None

1	The distributor has agreed to limit its Class A share 12b-1 fees for Nuveen Intermediate Government Bond Fund, Nuveen Intermediate Term Bond Fund and Nuveen Short Term Bond Fund to 0.15% of average daily net assets, through January 31, 2012.

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Section 4  Shareholder Information

Because 12b-1 fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Determining Your Share Price

Because the current prospectus and statement of additional information are available on Nuveen Mutual Funds’ website free of charge, we do not disclose the following share class information separately on the website.

Class A Shares

Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The sales charge you pay may differ slightly from the amount set forth below because of rounding that occurs in the calculation used to determine your sales charge.

Nuveen Core Bond Fund
Nuveen High Income Bond Fund
Nuveen Inflation Protected Securities Fund
Nuveen Total Return Bond Fund

	Sales Charge
	As a % of	As a % of Net
Purchase Amount	Offering Price	Amount Invested

Less than $50,000	4.25%	4.44%
$50,000 - $99,999	4.00%	4.17%
$100,000 - $249,999	3.50%	3.63%
$250,000 - $499,999	2.50%	2.56%
$500,000 - $999,999	2.00%	2.04%
$1 million and over	0.00%	0.00%

Nuveen Intermediate Government Bond Fund
Nuveen Intermediate Term Bond Fund

	Sales Charge
	As a % of	As a % of Net
Purchase Amount	Offering Price	Amount Invested

Less than $50,000	2.25%	2.30%
$50,000 - $99,999	2.00%	2.04%
$100,000 - $249,999	1.75%	1.78%
$250,000 - $499,999	1.25%	1.27%
$500,000 - $999,999	1.00%	1.01%
$1 million and over	0.00%	0.00%

Nuveen Short Term Bond Fund

	Sales Charge
	As a % of	As a % of Net
Purchase Amount	Offering Price	Amount Invested

Less than $50,000	2.25%	2.30%
$50,000 - $99,999	2.00%	2.04%
$100,000 - $249,999	1.25%	1.27%
$250,000 and over	0.00%	0.00%

Reducing Your Sales Charge on Class A Shares. As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as follows.

Prior Purchases. Prior purchases of Class A, Class B, and Class C shares of any Nuveen Mutual Fund will be factored into your sales charge calculation. You will receive credit for the

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current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, including shares held in individual retirement, custodial or personal trust accounts. For example, let’s say you’re making a $10,000 investment and you already own other Nuveen Mutual Fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the funds and provide them with the records necessary to demonstrate the shares’ purchase price.

Purchases by Related Accounts. Concurrent and prior purchases by certain other accounts of Class A, Class B, and Class C shares of any Nuveen Mutual Fund also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.

Letter of Intent. If you plan to make an aggregate investment of $50,000 or more over a 13-month period in Class A or Class C shares of one or more Nuveen Mutual Funds, you may reduce your sales charge for Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a CDSC of up to 1% (up to 0.60% for Nuveen Short Term Bond Fund). See “Class A Share Investments of Over $1 Million” below.

It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your financial intermediary, or Nuveen Investor Services if you are purchasing shares directly from the funds, and they will notify the fund.

You should provide your financial intermediary with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:

•	All of your accounts at your financial intermediary.
•	All of your accounts at any other financial intermediary.
•	All accounts of any related party (such as a spouse or dependent child) held with any financial intermediary.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your financial intermediary may have this information.

More information on these ways to reduce your sales charge appears in the statement of additional information.

Purchasing Class A Shares Without a Sales Charge. The following persons may purchase a fund’s Class A shares at net asset value without a sales charge:

•	Directors, full-time employees and retirees of the advisor and its affiliates.
•	Current and retired officers and directors of the funds.
•	Full-time employees of any broker-dealer authorized to sell fund shares.
•	Full-time employees of the fund’s counsel.
•	Members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).
•	Persons who purchase the funds through “one-stop” mutual fund networks through which the funds are made available.
•	Persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.
•	Trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.
•	Group retirement and employee benefit plans.

You must notify the funds or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.

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Reinvesting After a Redemption. If you redeem Class A shares of a fund, you may reinvest in Class A shares of that fund or another Nuveen Mutual Fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your financial intermediary.

Class A Share Investments of Over $1 Million. There is no initial sales charge on Class A share purchases of $250,000 or more for Nuveen Short Term Bond Fund and $1 million or more for each other fund (including purchases that reach such levels as a result of aggregating prior purchases and purchases by related accounts). However, your financial intermediary may receive a commission of up to 1% (up to 0.60% for Nuveen Short Term Bond Fund) on your purchase. If such a commission is paid, you will be assessed a CDSC of up to 1% (up to 0.60% for Short Term Bond Fund) if you sell your shares within 18 months. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. To find out whether you will be assessed a CDSC, ask your financial intermediary.

The CDSC is based on the value of your shares at the time of purchase in the case of a partial redemption. If you redeem all of your shares, the CDSC is based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class A shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under “Waiving Contingent Deferred Sales Charges.”

Class B Shares

No new or additional investments are allowed in Class B shares of the funds, except in connection with permitted exchanges or the reinvestment of dividends or capital gains distributions on Class B shares. See “Choosing a Share Class” above.

Class B shares could previously be purchased at their net asset value — there was no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a CDSC, as reflected in the following table.

CDSC as a % of the
Year Since Purchase	Value of Your Shares

First	5.00%
Second	5.00%
Third	4.00%
Fourth	3.00%
Fifth	2.00%
Sixth	1.00%
Seventh	0.00%
Eighth	0.00%

The CDSC you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your CDSC.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class B shares that are not subject to a CDSC will be redeemed first; other Class B shares will then be redeemed in an order that minimizes your CDSC. The CDSC will be waived in the circumstances described below under “Waiving Contingent Deferred Sales Charges.”

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

Class C Shares

Your purchase price for Class C shares is their net asset value — there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not

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apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class C shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under “Waiving Contingent Deferred Sales Charges.”

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

Retirement Plan Availability of Class C Shares. Class C shares are available to individual plans and certain smaller group plans, such as SIMPLE, SEP, and Solo 401(k) plans. Class C shares are not available to certain employer-sponsored plans, such as 401(k), employer-sponsored 403(b), money purchase and profit sharing plans, except for those plans invested in Class C shares of the funds prior to July 20, 2007.

Waiving Contingent Deferred Sales Charges

CDSCs on Class A, Class B, and Class C share redemptions will be waived for:

•	Redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
•	Redemptions that equal the minimum required distribution from an IRA or other retirement plan to a shareholder who has reached the age of 70 1/2.
•	Redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account’s value. The systematic withdrawal limit will be based on the market value of your account at the time of each withdrawal.
•	Redemptions required as a result of over-contribution to an IRA plan.

Class R and Class Y Shares

Your purchase price for Class R and Class Y shares is their net asset value. These share classes do not have a front-end sales charge or a CDSC.

Purchasing Fund Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box only will not be accepted. We may also ask for other identifying documents or information.

Purchasing Class A and Class C Shares

You can become a shareholder in any of the funds by making a minimum initial investment of $2,500. The minimum additional investment is $100.

The funds reserve the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

By Phone. You can purchase shares by calling your financial intermediary, if it has a sales agreement with the funds’ distributor. Once the initial minimum investment has been made, you can also place purchase orders in amounts equal to or greater than the minimum additional investment amount by calling Nuveen Investor Services at (800) 257-8787. Funds will be transferred electronically from your bank account through the Automated Clearing House (ACH) network. Before making a purchase by electronic funds transfer, you must submit a new account form to the funds and elect this option. Be sure to include all of your banking information on the form.

By Wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the funds. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV, or public offering price as applicable based on your share class, calculated after the funds’ custodian receives your payment by wire. Before making any additional purchases by wire, you should call Nuveen Investor Services at

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(800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

Regular U.S. Mail:	Overnight Express Mail:

Nuveen Mutual Funds	Nuveen Mutual Funds
P.O. Box 3011	615 East Michigan Street
Milwaukee, WI 53201-3011	Milwaukee, WI 53202

After you have established an account, you may continue to purchase shares by mailing your check to Nuveen Mutual Funds at the same address.

Please note the following:

•	All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to Nuveen Mutual Funds.
•	Cash, money orders, cashier’s checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, and credit cards will not be accepted. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.
•	If a check or ACH transaction does not clear your bank, the funds reserve the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.

By Systematic Investment Plan. After you have established an account, you may add to your investment on a regular basis:

•	by having $100 or more automatically withdrawn from your bank account on a periodic basis and invested in additional shares of the fund, or
•	through automatic monthly exchanges into the fund from certain Nuveen Mutual Funds of the same class.

You may apply for participation in either of these programs through your financial intermediary or by calling Nuveen Investor Services at (800) 257-8787.

Purchasing Class R Shares

Eligible retirement plans generally may open an account and purchase Class R shares by contacting any financial intermediary or plan administrator authorized to sell the funds’ shares. Participants in retirement plans generally must contact the plan’s administrator to purchase shares.

Share purchases by eligible retirement plans are generally made by wire transfer. You cannot purchase shares by wire on days when federally chartered banks are closed.

Purchase orders from a retirement plan or participant in the plan must be received by the financial intermediary or plan administrator by the time specified by that institution to be assured same day processing. In order for shares to be purchased at that day’s price, the funds must receive the purchase order from the financial intermediary or plan administrator by 3:00 p.m. Central time. It is the responsibility of the financial intermediary or plan administrator to promptly transmit orders to the funds.

Purchasing Class Y Shares

You may purchase Class Y shares by calling your financial intermediary. When purchasing shares, payment must generally be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The funds reserve the right to impose minimum investment amounts on clients of financial intermediaries that charge the funds or the advisor transaction or recordkeeping fees.

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By Systematic Investment Plan. You may add to your investment on a regular, automatic basis through a systematic investment plan. You may apply for participation in this program through your financial intermediary.

Redeeming Fund Shares

Redeeming Class A, Class B, and Class C Shares

When you redeem shares, the proceeds are normally sent on the next business day, but in no event more than seven days, after your request is received in proper form.

By Phone. If you purchased shares through a financial intermediary, simply call them to redeem your shares.

If you did not purchase shares through a financial intermediary, you may redeem your shares by calling Nuveen Investor Services at (800) 257-8787. Proceeds can be wired to your bank account (if you have previously supplied your bank account information to the fund) or sent to you by check. The funds charge a $15 fee for wire redemptions, but have the right to waive this fee for shares redeemed through certain financial intermediaries and by certain accounts. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within two to three business days. The funds reserve the right to limit telephone redemptions to $50,000 per account per day.

If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail. To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

Regular U.S. Mail:	Overnight Express Mail:

Nuveen Mutual Funds	Nuveen Mutual Funds
P.O. Box 3011	615 East Michigan Street
Milwaukee, WI 53201-3011	Milwaukee, WI 53202

Your request should include the following information:

•	name of the fund
•	account number
•	dollar amount or number of shares redeemed
•	name on the account
•	signatures of all registered account owners

After you have established your account, signatures on a written request must be guaranteed if:

•	you would like redemption proceeds to be paid to any person, address, or bank account other than that on record.
•	you would like the redemption check mailed to an address other than the address on the fund’s records, or you have changed the address on the fund’s records within the last 30 days.
•	your redemption request is in excess of $50,000.
•	bank information related to an automatic investment plan, telephone purchase or telephone redemption has changed.

In addition to the situations described above, the funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

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By Wire. You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the funds have your bank account information on file. If the funds do not have this information, you will need to send written instructions with your bank’s name and a voided check or pre-printed savings account deposit slip. You must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.

By Systematic Withdrawal Plan. If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. You may set up a systematic withdrawal when you complete a new account form or by calling your financial intermediary. You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Redeeming Class R Shares

Participants in retirement plans generally must contact the plan’s administrator to redeem Class R shares. Redemption requests from a retirement plan or participant in the plan must be received by the financial intermediary or plan administrator by the time specified by that institution to be assured same day processing. In order for shares to be sold at that day’s price, the funds must receive the redemption request from the financial intermediary or plan administrator by 3:00 p.m. Central time. It is the responsibility of the financial intermediary or plan administrator to promptly transmit orders to the funds.

If the funds receive a redemption request by 3:00 p.m. Central time, payment of the redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

Redeeming Class Y Shares

You may redeem Class Y shares by calling your financial intermediary. If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

By Systematic Withdrawal Plan. You may redeem a specific dollar amount from your account, on a regular, automatic basis through a systematic withdrawal plan. You may apply for participation in this program through your financial intermediary. You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Exchanging Fund Shares

Exchanging Shares

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging, and, if your shares are held with a financial intermediary, the financial intermediary must have the operational capacity to support exchanges. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statements of additional information for details.

The funds may change or cancel their exchange policy at any time upon 60 days’ notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges or reject any exchange.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

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Additional Information on Purchasing, Redeeming, and Exchanging Fund Shares

Calculating Net Asset Value

The funds generally calculate their NAVs as of 3:00 p.m. Central time every day the New York Stock Exchange is open. The funds do not calculate their NAVs on national holidays, or any other days, on which the NYSE is closed for trading.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares.

Investments and other assets will be valued at their market values. For securities traded on an exchange, we receive the price as reported by the exchange from one or more independent pricing services that have been approved by the funds’ board of directors. These independent pricing services also provide security valuations for certain other investments not traded on an exchange. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the funds’ board of directors. The types of securities for which such fair value pricing might be required include, but are not limited to:

•	Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;
•	Securities whose trading has been halted or suspended;
•	Fixed-income securities that have gone into default and for which there is no current market value quotation; and
•	Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Frequent Trading of Fund Shares

The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds’ need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The funds’ Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions. The funds may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the funds. Despite the funds’ efforts to detect and prevent

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frequent trading, the funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The funds’ distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the funds through such accounts. Technical limitations in operational systems at such intermediaries or at the distributor may also limit the funds’ ability to detect and prevent frequent trading. In addition, the funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the funds’ Frequent Trading Policy and may be approved for use in instances where the funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to fund shareholders. The funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objective, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

Telephone Transactions

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include recording telephone conversations.

Once a telephone transaction has been placed, it generally cannot be canceled or modified.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Accounts with Low Balances

Each fund reserves the right to liquidate or assess a low balance fee to any account holding a balance that is less than the account balance minimum of $1,000 for any reason, including market fluctuation.

If a fund elects to liquidate or assess a low balance fee, then annually, on or about the second Wednesday of August, the fund will assess a $15 low balance account fee to certain retirement accounts, education savings plans, and UGMA/UTMA accounts that have balances under the account balance minimum. At the same time, other accounts with balances under the account

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balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance account fee or liquidation of low balance accounts, affected shareholders will receive a communication reminding them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation.

An intermediary may apply its own procedures in attempting to comply with the funds’ low balance account policy.

Redemption in Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, if you redeem more than $250,000 of a fund’s assets within a 30-day period, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of securities from the fund’s portfolio instead of cash. The advisor will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with these securities until their disposition.

Dividends and Distributions

Dividends from a fund’s net investment income are declared daily and paid monthly. Any capital gains are distributed at least once each year. Generally, you will begin to earn dividends on the next business day after the fund receives your payment and will continue to earn dividends through the business day immediately preceding the day the fund pays your redemption proceeds.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be paid in cash or reinvested in another Nuveen Mutual Fund with respect to which this dividend reinvestment option is available. This request may be made on your new account form, by contacting your financial intermediary, or by calling Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the statement of additional information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Non-U.S. Income Tax Considerations

Investment income that the funds receive from their non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution

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depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Tax Credit

A regulated investment company more than 50% of the value of whose assets consists of stock or securities in foreign corporations at the close of the taxable year may, for such taxable year, pass the regulated investment company’s foreign tax credits through to its investors.

More information about tax considerations that may affect the funds and their shareholders appears in the funds’ statement of additional information.

Compensation Paid to Financial Intermediaries

Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen Investments and the distributor of the funds, receives any front-end sales charge or CDSC that you pay and any 12b-1 fees paid by the funds. From this revenue, the distributor will pay financial intermediaries for the services they provide. The funds’ distributor retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The funds’ advisor and/or distributor may make additional payments to intermediaries from their own assets, as described below under “Additional Payments to Financial Intermediaries.”

Sales Charge Reallowance

The distributor pays (or “reallows”) a portion of the front-end sales charge on Class A shares to your financial intermediary, as follows:

Nuveen Core Bond Fund
Nuveen High Income Bond Fund
Nuveen Inflation Protected Securities Fund
Nuveen Total Return Bond Fund

Maximum Reallowance
Purchase Amount	as a % of Purchase Price

Less than $50,000	4.00%
$50,000 - $99,999	3.75%
$100,000 - $249,999	3.25%
$250,000 - $499,999	2.25%
$500,000 - $999,999	1.75%
$1 million and over	0.00%

Section 4  Shareholder Information  57

Nuveen Intermediate Government Bond Fund
Nuveen Intermediate Term Bond Fund

Maximum Reallowance
Purchase Amount	as a % of Purchase Price

Less than $50,000	2.00%
$50,000 - $99,999	1.75%
$100,000 - $249,999	1.50%
$250,000 - $499,999	1.00%
$500,000 - $999,999	0.75%
$1 million and over	0.00%

Nuveen Short Term Bond Fund

Maximum Reallowance
Purchase Amount	as a % of Purchase Price

Less than $50,000	2.00%
$50,000 - $99,999	1.75%
$100,000 - $249,999	1.00%
$250,000 and over	0.00%

Sales Commissions

There is no initial sales charge on Class A share purchases of $250,000 or more for Short Term Bond Fund and $1 million or more for each other fund. However, your financial intermediary may receive a commission of up to 1% (up to 0.60% for Short Term Bond Fund) on your purchase. Although you pay no front-end sales charge when you buy Class C shares, the funds’ distributor pays a sales commission of 1% of the amount invested to intermediaries selling Class C shares.

12b-1 Fees

The funds’ distributor uses the 12b-1 shareholder servicing fee to compensate financial intermediaries for administrative services performed on behalf of the intermediaries’ customers. These intermediaries receive shareholder servicing fees of up to 0.25% of a fund’s Class A, Class B, Class C, and Class R share average daily net assets attributable to shares sold through them (0.15% for Class A shares of Nuveen Intermediate Government Bond Fund, Nuveen Intermediate Term Bond Fund and Nuveen Short Term Bond Fund). For Class A and Class R shares, the distributor begins to pay shareholder servicing fees to these intermediaries immediately after you purchase shares. For Class B and Class C shares, the distributor begins to pay shareholder servicing fees to these intermediaries one year after you purchase shares, but only if you continue to hold the shares at that time.

The funds’ distributor uses the 12b-1 distribution fee to compensate financial intermediaries for the sale of fund shares to their customers. The funds’ distributor pays intermediaries that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds’ distributor pays intermediaries that sell Class R shares a 0.25% annual distribution fee beginning immediately after you purchase shares. The funds’ distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to intermediaries that sold Class B shares.

In all cases, intermediaries continue to receive 12b-1 fees for as long as you hold fund shares.

Additional Payments to Financial Intermediaries

In addition to sales commissions and certain payments from distribution and service fees to financial intermediaries as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers, but may also include the payment of a lump sum for services provided. The level of payments that Nuveen is willing to provide to a particular financial

 58
Section 4  Shareholder Information

intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. Nuveen may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the funds to you. The intermediary may elevate the prominence or profile of the funds within the intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the advisor and/or the distributor preferential or enhanced opportunities to promote the funds in various ways within the intermediary’s organization.

Fund Service Providers

The custodian of the assets of the funds is U.S. Bank National Association, 60 Livingston Avenue, St. Paul, MN 55101. U.S. Bancorp Fund Services, LLC, 615 East Michigan St., Milwaukee, WI 53202, acts as the funds’ transfer agent and as such performs bookkeeping and data processing for the maintenance of shareholder accounts.

Staying Informed

Shareholder Reports

Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the report of independent registered public accounting firm. In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Nuveen Investor Services at (800) 257-8787.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations generally are mailed following each purchase or sale of fund shares, but some transactions, such as systematic purchases and dividend reinvestments, are reported on your account statement. Generally, the funds do not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Nuveen Investor Services at (800) 257-8787.

Section 4  Shareholder Information  59

Section 5  Financial Highlights

The tables that follow present performance information about the share classes of each fund offered during the most recently completed fiscal year. This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period of operations for the fund or class of shares. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request.

Nuveen Core Bond Fund

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions									Ratio of Net
			Realized										Ratio of	Investment
	Net		and					Net		Net		Ratio of Net	Expenses to	Income
	Asset		Unrealized		Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average	to Average
	Value,	Net	Gains	Total From	(From Net	(From Net		Value,		End of	Expenses	Income	Net Assets	Net Assets	Portfolio
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	to Average	to Average	(Excluding	(Excluding	Turnover
	of Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(3,4)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares
Fiscal year ended June 30,
2010(1)	$10.04	0.51	1.18	1.69	(0.51)	—	(0.51)	$11.22	17.11%	$93,374	0.95%	4.65%	1.02%	4.58%	83%
2009(1)	$10.86	0.61	(0.81)	(0.20)	(0.62)	—	(0.62)	$10.04	(1.37)%	$82,373	0.95%	6.34%	1.02%	6.27%	160%
2008(1)	$10.79	0.51	0.05	0.56	(0.49)	—	(0.49)	$10.86	5.24%	$94,571	0.95%	4.63%	1.01%	4.57%	131%
2007(1)	$10.71	0.47	0.09	0.56	(0.48)	—	(0.48)	$10.79	5.26%	$102,723	0.95%	4.25%	1.01%	4.19%	137%

Fiscal period ended June 30,
2006(1,2)	$11.15	0.33	(0.37)	(0.04)	(0.33)	(0.07)	(0.40)	$10.71	(0.34)%	$134,845	0.95%	3.98%	1.03%	3.90%	139%

Fiscal year ended September 30,
2005(1)	$11.27	0.40	(0.09)	0.31	(0.42)	(0.01)	(0.43)	$11.15	2.75%	$161,410	0.95%	3.51%	1.05%	3.41%	208%
Class B Shares
Fiscal year ended June 30,
2010(1)	$9.95	0.43	1.17	1.60	(0.43)	—	(0.43)	$11.12	16.31%	$3,607	1.70%	3.97%	1.77%	3.90%	83%
2009(1)	$10.77	0.54	(0.81)	(0.27)	(0.55)	—	(0.55)	$9.95	(2.12)%	$5,780	1.70%	5.59%	1.77%	5.52%	160%
2008(1)	$10.70	0.42	0.06	0.48	(0.41)	—	(0.41)	$10.77	4.50%	$7,733	1.70%	3.87%	1.76%	3.81%	131%
2007(1)	$10.63	0.38	0.09	0.47	(0.40)	—	(0.40)	$10.70	4.41%	$9,634	1.70%	3.50%	1.76%	3.44%	137%

Fiscal period ended June 30,
2006(1,2)	$11.07	0.26	(0.36)	(0.10)	(0.27)	(0.07)	(0.34)	$10.63	(0.91)%	$13,819	1.70%	3.23%	1.78%	3.15%	139%

Fiscal year ended September 30,
2005(1)	$11.19	0.31	(0.09)	0.22	(0.33)	(0.01)	(0.34)	$11.07	2.00%	$17,078	1.70%	2.76%	1.80%	2.66%	208%
Class C Shares
Fiscal year ended June 30,
2010(1)	$10.00	0.42	1.19	1.61	(0.43)	—	(0.43)	$11.18	16.32%	$3,796	1.70%	3.91%	1.77%	3.84%	83%
2009(1)	$10.83	0.54	(0.82)	(0.28)	(0.55)	—	(0.55)	$10.00	(2.21)%	$3,693	1.70%	5.59%	1.77%	5.52%	160%
2008(1)	$10.75	0.43	0.06	0.49	(0.41)	—	(0.41)	$10.83	4.57%	$4,383	1.70%	3.89%	1.76%	3.83%	131%
2007(1)	$10.67	0.38	0.10	0.48	(0.40)	—	(0.40)	$10.75	4.48%	$4,567	1.70%	3.50%	1.76%	3.44%	137%
Fiscal period ended June 30,
2006(1,2)	$11.12	0.26	(0.37)	(0.11)	(0.27)	(0.07)	(0.34)	$10.67	(1.01)%	$5,183	1.70%	3.22%	1.78%	3.14%	139%
Fiscal year ended September 30,
2005(1)	$11.24	0.31	(0.09)	0.22	(0.33)	(0.01)	(0.34)	$11.12	1.99%	$7,266	1.70%	2.76%	1.80%	2.66%	208%

 60
Section 5  Financial Highlights

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions									Ratio of Net
			Realized										Ratio of	Investment
	Net		and					Net		Net		Ratio of Net	Expenses to	Income
	Asset		Unrealized		Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average	to Average
	Value,	Net	Gains	Total From	(From Net	(From Net		Value,		End of	Expenses	Income	Net Assets	Net Assets	Portfolio
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	to Average	to Average	(Excluding	(Excluding	Turnover
	of Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(3,4)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class R Shares
Fiscal year ended June 30,
2010(1)	$10.09	0.48	1.19	1.67	(0.49)	—	(0.49)	$11.27	16.74%	$379	1.20%	4.42%	1.27%	4.35%	83%
2009(1)	$10.89	0.59	(0.79)	(0.20)	(0.60)	—	(0.60)	$10.09	(1.43)%	$406	1.20%	6.11%	1.27%	6.04%	160%
2008(1)	$10.81	0.49	0.05	0.54	(0.46)	—	(0.46)	$10.89	5.06%	$289	1.20%	4.42%	1.26%	4.36%	131%
2007(1)	$10.73	0.44	0.09	0.53	(0.45)	—	(0.45)	$10.81	4.99%	$65	1.20%	4.01%	1.29%	3.92%	137%
Fiscal period ended June 30,
2006(1,2)	$11.17	0.31	(0.36)	(0.05)	(0.32)	(0.07)	(0.39)	$10.73	(0.51)%	$34	1.20%	3.77%	1.43%	3.54%	139%
Fiscal year ended September 30,
2005(1)	$11.30	0.38	(0.10)	0.28	(0.40)	(0.01)	(0.41)	$11.17	2.51%	$16	1.20%	3.37%	1.45%	3.12%	208%
Class Y Shares
Fiscal year ended June 30,
2010(1)	$10.03	0.54	1.18	1.72	(0.54)	—	(0.54)	$11.21	17.42%	$1,179,453	0.70%	4.93%	0.77%	4.86%	83%
2009(1)	$10.86	0.64	(0.82)	(0.18)	(0.65)	—	(0.65)	$10.03	(1.22)%	$1,279,489	0.70%	6.57%	0.77%	6.50%	160%
2008(1)	$10.78	0.54	0.06	0.60	(0.52)	—	(0.52)	$10.86	5.60%	$1,468,599	0.70%	4.88%	0.76%	4.82%	131%
2007(1)	$10.70	0.49	0.10	0.59	(0.51)	—	(0.51)	$10.78	5.53%	$1,530,750	0.70%	4.50%	0.76%	4.44%	137%
Fiscal period ended June 30,
2006(1,2)	$11.15	0.35	(0.38)	(0.03)	(0.35)	(0.07)	(0.42)	$10.70	(0.24)%	$1,680,105	0.70%	4.24%	0.78%	4.16%	139%
Fiscal year ended September 30,
2005(1)	$11.27	0.42	(0.08)	0.34	(0.45)	(0.01)	(0.46)	$11.15	3.01%	$1,725,850	0.70%	3.77%	0.80%	3.67%	208%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(4)	Total return would have been lower had certain expenses not been waived.

Section 5  Financial Highlights  61

Nuveen High Income Bond Fund

	Per Share Data								Ratios/Supplemental Data
		Investment Operations			Less Distributions								Ratio of Net
			Realized									Ratio of	Investment
	Net		and				Net		Net		Ratio of Net	Expenses to	Income
	Asset		Unrealized		Dividends		Asset		Assets,	Ratio of	Investment	Average	to Average
	Value,	Net	Gains	Total From	(From Net		Value,		End of	Expenses	Income	Net Assets	Net Assets	Portfolio
	Beginning	Investment	(Losses) on	Investment	Investment	Total	End of	Total	Period	to Average	to Average	(Excluding	(Excluding	Turnover
	of Period	Income	Investments	Operations	Income)	Distributions	Period	Return(3)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares
Fiscal year ended June 30,
2010(1)	$7.15	0.67	1.12	1.79	(0.66)	(0.66)	$8.28	25.47%	$29,532	1.10%	8.12%	1.29%	7.93%	132%
2009(1)	$8.65	0.73	(1.47)	(0.74)	(0.76)	(0.76)	$7.15	(7.26)%	$25,696	1.10%	10.79%	1.36%	10.53%	108%
2008(1)	$9.61	0.71	(0.97)	(0.26)	(0.70)	(0.70)	$8.65	(2.84)%	$24,420	1.10%	7.74%	1.31%	7.53%	100%
2007(1)	$9.22	0.65	0.38	1.03	(0.64)	(0.64)	$9.61	11.46%	$28,932	1.10%	6.74%	1.30%	6.54%	101%
Fiscal period ended June 30,
2006(1,2)	$9.41	0.49	(0.20)	0.29	(0.48)	(0.48)	$9.22	3.14%	$29,573	1.10%	6.94%	1.29%	6.75%	68%
Fiscal year ended September 30,
2005(1)	$9.45	0.66	(0.04)	0.62	(0.66)	(0.66)	$9.41	6.74%	$34,144	1.02%	6.88%	1.27%	6.63%	77%
Class B Shares
Fiscal year ended June 30,
2010(1)	$7.11	0.60	1.12	1.72	(0.60)	(0.60)	$8.23	24.56%	$1,628	1.85%	7.47%	2.04%	7.28%	132%
2009(1)	$8.61	0.68	(1.47)	(0.79)	(0.71)	(0.71)	$7.11	(7.99)%	$2,157	1.85%	9.92%	2.11%	9.66%	108%
2008(1)	$9.57	0.63	(0.96)	(0.33)	(0.63)	(0.63)	$8.61	(3.57)%	$3,496	1.85%	6.97%	2.06%	6.76%	100%
2007(1)	$9.18	0.57	0.39	0.96	(0.57)	(0.57)	$9.57	10.67%	$4,814	1.85%	6.00%	2.05%	5.80%	101%
Fiscal period ended June 30,
2006(1,2)	$9.37	0.43	(0.19)	0.24	(0.43)	(0.43)	$9.18	2.57%	$5,988	1.85%	6.19%	2.04%	6.00%	68%
Fiscal year ended September 30,
2005(1)	$9.41	0.58	(0.03)	0.55	(0.59)	(0.59)	$9.37	5.97%	$7,191	1.77%	6.13%	2.02%	5.88%	77%
Class C Shares
Fiscal year ended June 30,
2010(1)	$7.12	0.60	1.13	1.73	(0.60)	(0.60)	$8.25	24.67%	$6,969	1.85%	7.41%	2.04%	7.22%	1.32%
2009(1)	$8.62	0.68	(1.47)	(0.79)	(0.71)	(0.71)	$7.12	(7.98)%	$5,038	1.85%	9.98%	2.11%	9.72%	108%
2008(1)	$9.58	0.63	(0.96)	(0.33)	(0.63)	(0.63)	$8.62	(3.57)%	$6,490	1.85%	6.97%	2.06%	6.76%	100%
2007(1)	$9.19	0.57	0.39	0.96	(0.57)	(0.57)	$9.58	10.66%	$8,522	1.85%	5.98%	2.05%	5.78%	101%
Fiscal period ended June 30,
2006(1,2)	$9.38	0.43	(0.19)	0.24	(0.43)	(0.43)	$9.19	2.56%	$9,873	1.85%	6.19%	2.04%	6.00%	68%
Fiscal year ended September 30,
2005(1)	$9.42	0.58	(0.03)	0.55	(0.59)	(0.59)	$9.38	5.96%	$13,403	1.77%	6.13%	2.02%	5.88%	77%
Class R Shares
Fiscal year ended June 30,
2010(1)	$7.28	0.66	1.14	1.80	(0.64)	(0.64)	$8.44	25.12%	$343	1.35%	7.92%	1.54%	7.73%	132%
2009(1)	$8.79	0.73	(1.49)	(0.76)	(0.75)	(0.75)	$7.28	(7.49)%	$265	1.35%	10.72%	1.61%	10.46%	108%
2008(1)	$9.75	0.69	(0.98)	(0.29)	(0.67)	(0.67)	$8.79	(3.04)%	$185	1.35%	7.37%	1.56%	7.16%	100%
2007(1)	$9.35	0.62	0.40	1.02	(0.62)	(0.62)	$9.75	11.12%	$186	1.35%	6.38%	1.56%	6.17%	101%
Fiscal period ended June 30,
2006(1,2)	$9.53	0.49	(0.20)	0.29	(0.47)	(0.47)	$9.35	3.09%	$73	1.35%	6.82%	1.69%	6.48%	68%
Fiscal year ended September 30,
2005(1)	$9.60	0.62	(0.04)	0.58	(0.65)	(0.65)	$9.53	6.23%	$4	1.33%	6.31%	1.73%	5.91%	77%
Class Y Shares
Fiscal year ended June 30,
2010(1)	$7.16	0.69	1.12	1.81	(0.68)	(0.68)	$8.29	25.75%	$350,066	0.85%	8.38%	1.04%	8.19%	132%
2009(1)	$8.66	0.75	(1.47)	(0.72)	(0.78)	(0.78)	$7.16	(7.01)%	$182,051	0.85%	10.93%	1.11%	10.67%	108%
2008(1)	$9.62	0.73	(0.97)	(0.24)	(0.72)	(0.72)	$8.66	(2.59)%	$204,164	0.85%	7.99%	1.06%	7.78%	100%
2007(1)	$9.23	0.67	0.39	1.06	(0.67)	(0.67)	$9.62	11.73%	$232,998	0.85%	6.98%	1.05%	6.78%	101%
Fiscal period ended June 30,
2006(1,2)	$9.42	0.51	(0.20)	0.31	(0.50)	(0.50)	$9.23	3.34%	$205,382	0.85%	7.19%	1.04%	7.00%	68%
Fiscal year ended September 30,
2005(1)	$9.46	0.68	(0.03)	0.65	(0.69)	(0.69)	$9.42	7.01%	$207,610	0.77%	7.13%	1.02%	6.88%	77%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

 62
Section 5  Financial Highlights

Nuveen Inflation Protected Securities Fund

	Per Share Data										Ratios/Supplemental Data
		Investment Operations			Less Distributions										Ratio of Net
			Realized											Ratio of	Investment
	Net		and						Net		Net		Ratio of Net	Expenses to	Income to
	Asset		Unrealized	Total	Dividends	Distributions			Asset		Assets,	Ratio of	Investment	Average Net	Average
	Value,	Net	Gains	From	(From Net	(From Net	Distributions		Value,		End of	Expenses	Income to	Assets	Net Assets	Portfolio
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	(From Return	Total	End of	Total	Period	to Average	Average	(Excluding	(Excluding	Turnover
	of Period	Income	Investments	Operations	Income)	Gains)	of Capital)	Distributions	Period	Return(4,5)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares
Fiscal year ended June 30,
2010(1)	$9.59	0.28	0.73	1.01	(0.27)	—	—	(0.27)	$10.33	10.62%	$7,894	0.84%	2.77%	1.15%	2.46%	72%
2009(1)	$10.20	0.14	(0.37)	(0.23)	(0.26)	—	(0.12)	(0.38)	$9.59	(2.18)%	$5,439	0.85%	1.52%	1.10%	1.27%	24%
2008(1)	$9.43	0.54	0.76	1.30	(0.53)	—	—	(0.53)	$10.20	14.01%	$3,294	0.85%	5.40%	1.08%	5.17%	71%
2007(1)	$9.54	0.39	(0.16)	0.23	(0.34)	—	—	(0.34)	$9.43	2.41%	$2,712	0.85%	4.09%	1.06%	3.88%	90%
Fiscal period ended June 30,
2006(1,2)	$10.12	0.38	(0.55)	(0.17)	(0.40)	(0.01)	—	(0.41)	$9.54	(1.69)%	$5,042	0.85%	5.20%	1.08%	4.97%	85%
Fiscal year ended September 30,
2005(1,3)	$10.00	0.51	(0.02)	0.49	(0.37)	—	—	(0.37)	$10.12	4.93%	$6,917	0.85%	5.04%	1.09%	4.80%	23%
Class C Shares
Fiscal year ended June 30,
2010(1)	$9.53	0.18	0.75	0.93	(0.22)	—	—	(0.22)	$10.24	9.76%	$6,673	1.60%	1.78%	1.91%	1.47%	72%
2009(1)	$10.18	0.11	(0.43)	(0.32)	(0.21)	—	(0.12)	(0.33)	$9.53	(3.03)%	$1,406	1.59%	1.19%	1.84%	0.94%	24%
2008(1)	$9.41	0.48	0.75	1.23	(0.46)	—	—	(0.46)	$10.18	13.20%	$365	1.60%	4.82%	1.83%	4.59%	71%
2007(1)	$9.53	0.33	(0.18)	0.15	(0.27)	—	—	(0.27)	$9.41	1.53%	$348	1.60%	3.44%	1.81%	3.23%	90%
Fiscal period ended June 30,
2006(1,2)	$10.11	0.31	(0.53)	(0.22)	(0.35)	(0.01)	—	(0.36)	$9.53	(2.26)%	$552	1.60%	4.29%	1.83%	4.06%	85%
Fiscal year ended September 30,
2005(1,3)	$10.00	0.40	0.02	0.42	(0.31)	—	—	(0.31)	$10.11	4.18%	$855	1.60%	3.98%	1.84%	3.74%	23%
Class R Shares
Fiscal year ended June 30,
2010(1)	$9.58	0.26	0.72	0.98	(0.25)	—	—	(0.25)	$10.31	10.32%	$1,332	1.09%	2.64%	1.40%	2.33%	72%
2009(1)	$10.20	0.13	(0.39)	(0.26)	(0.24)	—	(0.12)	(0.36)	$9.58	(2.43)%	$1,262	1.10%	1.34%	1.35%	1.09%	24%
2008(1)	$9.43	0.52	0.75	1.27	(0.50)	—	—	(0.50)	$10.20	13.73%	$1,175	1.10%	5.21%	1.33%	4.98%	71%
2007(1)	$9.55	0.33	(0.13)	0.20	(0.32)	—	—	(0.32)	$9.43	2.09%	$822	1.10%	3.45%	1.31%	3.24%	90%
Fiscal period ended June 30,
2006(1,2)	$10.13	0.38	(0.56)	(0.18)	(0.39)	(0.01)	—	(0.40)	$9.55	(1.80)%	$1	1.10%	5.17%	1.48%	4.79%	85%
Fiscal year ended September 30,
2005(1,3)	$10.00	0.43	0.05	0.48	(0.35)	—	—	(0.35)	$10.13	4.81%	$1	1.10%	4.22%	1.49%	3.83%	23%
Class Y Shares
Fiscal year ended June 30,
2010(1)	$9.59	0.33	0.71	1.04	(0.29)	—	—	(0.29)	$10.34	10.92%	$156,983	0.59%	3.27%	0.90%	2.96%	72%
2009(1)	$10.20	0.23	(0.45)	(0.22)	(0.27)	—	(0.12)	(0.39)	$9.59	(2.03)%	$167,501	0.60%	2.48%	0.85%	2.23%	24%
2008(1)	$9.43	0.56	0.76	1.32	(0.55)	—	—	(0.55)	$10.20	14.29%	$278,749	0.60%	5.64%	0.83%	5.41%	71%
2007(1)	$9.55	0.40	(0.16)	0.24	(0.36)	—	—	(0.36)	$9.43	2.56%	$273,312	0.60%	4.21%	0.81%	4.00%	90%
Fiscal period ended June 30,
2006(1,2)	$10.13	0.42	(0.57)	(0.15)	(0.42)	(0.01)	—	(0.43)	$9.55	(1.50)%	$317,977	0.60%	5.73%	0.83%	5.50%	85%
Fiscal year ended September 30,
2005(1,3)	$10.00	0.51	0.01	0.52	(0.39)	—	—	(0.39)	$10.13	5.24%	$269,412	0.60%	5.05%	0.84%	4.81%	23%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Commenced operations on October 1, 2004. All ratios for the period have been annualized, except total return and portfolio turnover.
(4)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(5)	Total return would have been lower had certain expenses not been waived.

Section 5  Financial Highlights  63

Nuveen Intermediate Government Bond Fund

	Per Share Data											Ratios/Supplemental Data
		Investment Operations			Less Distributions											Ratio of Net
			Realized												Ratio of	Investment
	Net		and							Net		Net		Ratio of Net	Expenses to	Income to
	Asset		Unrealized	Total	Dividends	Distributions	Distributions			Asset		Assets,	Ratio of	Investment	Average	Average
	Value,	Net	Gains	From	(From Net	(From Net	(From			Value,		End of	Expenses	Income	Net Assets	Net Assets	Portfolio
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Return of		Total	End of	Total	Period	to Average	to Average	(Excluding	(Excluding	Turnover
	of Period	Income	Investments	Operations	Income)	Gains)	Capital)		Distributions	Period	Return(4,6)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares
Fiscal year ended June 30,
2010(1)	$8.67	0.20	0.27	0.47	(0.20)	(0.17)	—	(3)	(0.37)	$8.77	5.50%	$19,003	0.75%	2.33%	1.19%	1.89%	105%
2009(1)	$8.42	0.19	0.25	0.44	(0.19)	—	—		(0.19)	$8.67	5.30%	$10,496	0.75%	2.22%	1.15%	1.82%	133%
2008(1)	$8.00	0.28	0.43	0.71	(0.29)	—	—		(0.29)	$8.42	8.90%	$6,504	0.75%	3.32%	1.33%	2.74%	118%
2007(1)	$7.99	0.31	0.06	0.37	(0.33)	—	(0.03)		(0.36)	$8.00	4.68%	$1,619	0.75%	3.80%	1.46%	3.09%	84%
Fiscal period ended June 30,
2006(1,2)	$8.26	0.22	(0.22)	0.00	(0.22)	(0.05)	—		(0.27)	$7.99	0.06%	$1,689	0.75%	3.56%	1.26%	3.05%	70%
Fiscal year ended September 30,
2005(1)	$8.82	0.27	(0.15)	0.12	(0.28)	(0.40)	—		(0.68)	$8.26	1.40%	$1,970	0.75%	3.21%	1.09%	2.87%	161%
Class C Shares
Fiscal period ended June 30,
2010(1,5)	$8.76	0.09	0.17	0.26	(0.08)	(0.17)	—	(3)	(0.25)	$8.77	3.00%	$1,940	1.60%	1.50%	1.94%	1.16%	105%
Class R Shares
Fiscal period ended June 30,
2010(1,5)	$8.76	0.09	0.20	0.29	(0.11)	(0.17)	—	(3)	(0.28)	$8.77	3.34%	$652	1.10%	1.78%	1.44%	1.44%	105%
Class Y Shares
Fiscal year ended June 30,
2010(1)	$8.67	0.21	0.27	0.48	(0.21)	(0.17)	—	(3)	(0.38)	$8.77	5.66%	$152,088	0.60%	2.39%	0.94%	2.05%	105%
2009(1)	$8.42	0.21	0.25	0.46	(0.21)	—	—		(0.21)	$8.67	5.46%	$101,253	0.60%	2.41%	0.90%	2.11%	133%
2008(1)	$8.00	0.30	0.42	0.72	(0.30)	—	—		(0.30)	$8.42	9.07%	$63,784	0.60%	3.60%	1.08%	3.12%	118%
2007(1)	$7.99	0.32	0.06	0.38	(0.34)	—	(0.03)		(0.37)	$8.00	4.84%	$37,705	0.60%	3.94%	1.21%	3.33%	84%
Fiscal period ended June 30,
2006(1,2)	$8.25	0.22	(0.20)	0.02	(0.23)	(0.05)	—		(0.28)	$7.99	0.30%	$42,781	0.60%	3.70%	1.01%	3.29%	70%
Fiscal year ended September 30,
2005(1)	$8.82	0.28	(0.16)	0.12	(0.29)	(0.40)	—		(0.69)	$8.25	1.43%	$69,349	0.60%	3.34%	0.84%	3.10%	161%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Includes a tax return of capital of less than $0.01.
(4)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(5)	Commenced operations on October 28, 2009. All ratios for the period October 28, 2009 to June 30, 2010 have been annualized, except total return and portfolio turnover.
(6)	Total return would have been lower had certain expenses not been waived.

 64
Section 5  Financial Highlights

Nuveen Intermediate Term Bond Fund

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions									Ratio of Net
			Realized										Ratio of	Investment
	Net		and					Net		Net		Ratio of Net	Expenses to	Income to
	Asset		Unrealized	Total	Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average	Average
	Value,	Net	Gains	From	(From Net	(From Net		Value,		End of	Expenses to	Income to	Net Assets	Net Assets	Portfolio
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	Average	Average	(Excluding	(Excluding	Turnover
	of Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(3,4)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares

Fiscal year ended June 30,
2010(1)	$9.47	0.42	0.86	1.28	(0.42)	—	(0.42)	$10.33	13.64%	$26,341	0.85%	4.12%	1.01%	3.96%	58%
2009(1)	$9.90	0.48	(0.40)	0.08	(0.51)	—	(0.51)	$9.47	1.21%	$23,905	0.85%	5.25%	1.01%	5.09%	41%
2008(1)	$9.73	0.44	0.14	0.58	(0.41)	—	(0.41)	$9.90	6.02%	$28,364	0.85%	4.38%	1.01%	4.22%	102%
2007(1)	$9.68	0.41	0.05	0.46	(0.41)	—	(0.41)	$9.73	4.80%	$30,655	0.85%	4.07%	1.01%	3.91%	110%
Fiscal period ended June 30,
2006(1,2)	$9.99	0.29	(0.27)	0.02	(0.30)	(0.03)	(0.33)	$9.68	0.23%	$38,296	0.75%	3.88%	1.03%	3.60%	113%
Fiscal year ended September 30,
2005(1)	$10.25	0.34	(0.17)	0.17	(0.33)	(0.10)	(0.43)	$9.99	1.69%	$48,426	0.75%	3.39%	1.05%	3.09%	118%
Class Y Shares
Fiscal year ended June 30,
2010(1)	$9.43	0.43	0.86	1.29	(0.43)	—	(0.43)	$10.29	13.87%	$734,924	0.70%	4.28%	0.76%	4.22%	58%
2009(1)	$9.87	0.49	(0.40)	0.09	(0.53)	—	(0.53)	$9.43	1.26%	$724,531	0.70%	5.39%	0.76%	5.33%	41%
2008(1)	$9.70	0.45	0.15	0.60	(0.43)	—	(0.43)	$9.87	6.20%	$766,932	0.70%	4.53%	0.76%	4.47%	102%
2007(1)	$9.65	0.42	0.06	0.48	(0.43)	—	(0.43)	$9.70	4.98%	$752,984	0.70%	4.22%	0.76%	4.16%	110%
Fiscal period ended June 30,
2006(1,2)	$9.96	0.30	(0.27)	0.03	(0.31)	(0.03)	(0.34)	$9.65	0.34%	$899,175	0.60%	4.03%	0.78%	3.85%	113%
Fiscal year ended September 30,
2005(1)	$10.22	0.36	(0.17)	0.19	(0.35)	(0.10)	(0.45)	$9.96	1.85%	$1,074,624	0.60%	3.55%	0.80%	3.35%	118%

(1)	Per share data calculated using average shares outstanding method.
(2)	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(4)	Total return would have been lower had certain expenses not been waived.

Section 5  Financial Highlights  65

Nuveen Short Term Bond Fund

	Per Share Data										Ratios/Supplemental Data
		Investment Operations			Less Distributions										Ratio of Net
			Realized										Ratio of	Ratio of	Investment
	Net		and						Net		Net		Net	Expenses	Income
	Asset		Unrealized	Total	Dividends	Distributions			Asset		Assets,	Ratio of	Investment	to Average	to Average
	Value,	Net	Gains	From	(From Net	(From			Value,		End of	Expenses	Income	Net Assets	Net Assets	Portfolio
	Beginning	Investment	(Losses) on	Investment	Investment	Return of		Total	End of	Total	Period	to Average	to Average	(Excluding	(Excluding	Turnover
	of Period	Income	Investments	Operations	Income)	Capital)		Distributions	Period	Return(4,6)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares
Fiscal year ended June 30,
2010(1)	$9.66	0.31	0.34	0.65	(0.33)	—		(0.33)	$9.98	6.77%	$87,631	0.75%	3.17%	1.04%	2.88%	44%
2009(1)	$9.89	0.46	(0.26)	0.20	(0.43)	—		(0.43)	$9.66	2.22%	$65,704	0.74%	4.87%	1.06%	4.55%	54%
2008(1)	$9.90	0.45	(0.03)	0.42	(0.43)	—		(0.43)	$9.89	4.30%	$59,933	0.74%	4.48%	1.05%	4.17%	55%
2007(1)	$9.83	0.36	0.09	0.45	(0.38)	—		(0.38)	$9.90	4.60%	$66,722	0.75%	3.61%	1.04%	3.32%	47%
Fiscal period ended June 30,
2006(1,2)	$9.93	0.23	(0.06)	0.17	(0.27)	—		(0.27)	$9.83	1.75%	$78,771	0.75%	3.11%	1.04%	2.82%	60%
Fiscal year ended September 30,
2005(1)	$10.11	0.27	(0.16)	0.11	(0.29)	—	(3)	(0.29)	$9.93	1.08%	$97,863	0.75%	2.68%	1.05%	2.38%	64%
Class C Shares
Fiscal period ended June 30,
2010(1,5)	$9.95	0.13	0.06	0.19	(0.14)			(0.14)	$10.00	1.90%	$3,111	1.60%	1.95%	1.79%	1.76%	44%
Class Y Shares
Fiscal year ended June 30,
2010(1)	$9.67	0.32	0.34	0.66	(0.34)	—		(0.34)	$9.99	6.92%	$629,151	0.60%	3.26%	0.79%	3.07%	44%
2009(1)	$9.89	0.48	(0.25)	0.23	(0.45)	—		(0.45)	$9.67	2.48%	$315,024	0.59%	5.02%	0.81%	4.80%	54%
2008(1)	$9.91	0.46	(0.03)	0.43	(0.45)	—		(0.45)	$9.89	4.35%	$257,403	0.59%	4.62%	0.80%	4.41%	55%
2007(1)	$9.83	0.37	0.10	0.47	(0.39)	—		(0.39)	$9.91	4.86%	$311,131	0.60%	3.74%	0.79%	3.55%	47%
Fiscal period ended June 30,
2006(1,2)	$9.93	0.24	(0.06)	0.18	(0.28)	—		(0.28)	$9.83	1.87%	$454,665	0.60%	3.26%	0.79%	3.07%	60%
Fiscal year ended September 30,
2005(1)	$10.11	0.28	(0.16)	0.12	(0.29)	(0.01)		(0.30)	$9.93	1.23%	$625,392	0.60%	2.83%	0.80%	2.63%	64%

1	Per share data calculated using average shares outstanding method.
2	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
3	Includes a tax return of capital of less than $0.01.
4	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
5	Commenced operations on October 28, 2009. All ratios for the period October 28, 2009 to June 30, 2010 have been annualized, except total return and portfolio turnover.
6	Total return would have been lower had certain expenses not been waived.

 66
Section 5  Financial Highlights

Nuveen Total Return Bond Fund1

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions									Ratio of Net
			Realized										Ratio of	Investment
	Net		and					Net		Net		Ratio of Net	Expenses to	Income
	Asset		Unrealized	Total	Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average	to Average
	Value,	Net	Gains	From	(From Net	(From Net		Value,		End of	Expenses	Income	Net Assets	Net Assets	Portfolio
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	to Average	to Average	(Excluding	(Excluding	Turnover
	of Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(4,5)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares
Fiscal year ended June 30,
2010(2)	$9.01	0.52	1.28	1.80	(0.54)	—	(0.54)	$10.27	20.21%	$28,165	0.92%	5.19%	1.13%	4.98%	96%
2009(2)	$9.90	0.64	(0.74)	(0.10)	(0.63)	(0.16)	(0.79)	$9.01	0.16%	$13,948	1.00%	7.58%	1.13%	7.45%	147%
2008(2)	$9.83	0.49	0.05	0.54	(0.47)	—	(0.47)	$9.90	5.51%	$15,567	0.99%	4.87%	1.11%	4.75%	124%
2007(2)	$9.86	0.45	(0.02)	0.43	(0.46)	—	(0.46)	$9.83	4.36%	$13,198	1.00%	4.48%	1.13%	4.35%	180%
Fiscal period ended June 30,
2006(2,3)	$10.18	0.31	(0.33)	(0.02)	(0.30)	—	(0.30)	$9.86	(0.17)%	$15,522	1.00%	4.14%	1.17%	3.97%	166%
Fiscal year ended September 30,
2005(2)	$10.25	0.43	(0.07)	0.36	(0.43)	—	(0.43)	$10.18	3.57%	$19,113	1.00%	4.20%	1.25%	3.95%	285%
Class B Shares
Fiscal year ended June 30,
2010(2)	$8.97	0.45	1.26	1.71	(0.46)	—	(0.46)	$10.22	19.22%	$1,413	1.74%	4.48%	1.87%	4.35%	96%
2009(2)	$9.86	0.58	(0.74)	(0.16)	(0.57)	(0.16)	(0.73)	$8.97	(0.58)%	$1,719	1.75%	6.84%	1.88%	6.71%	147%
2008(2)	$9.80	0.41	0.05	0.46	(0.40)	—	(0.40)	$9.86	4.65%	$2,384	1.74%	4.13%	1.86%	4.01%	124%
2007(2)	$9.82	0.38	(0.02)	0.36	(0.38)	—	(0.38)	$9.80	3.69%	$2,272	1.75%	3.74%	1.88%	3.61%	180%
Fiscal period ended June 30,
2006(2,3)	$10.14	0.25	(0.32)	(0.07)	(0.25)	—	(0.25)	$9.82	(0.74)%	$3,657	1.75%	3.40%	1.92%	3.23%	166%
Fiscal year ended September 30,
2005(2)	$10.21	0.35	(0.07)	0.28	(0.35)	—	(0.35)	$10.14	2.81%	$4,395	1.75%	3.45%	2.00%	3.20%	285%
Class C Shares
Fiscal year ended June 30,
2010(2)	$8.96	0.43	1.27	1.70	(0.46)	—	(0.46)	$10.20	19.13%	$6,748	1.75%	4.34%	1.88%	4.21%	96%
2009(2)	$9.84	0.58	(0.73)	(0.15)	(0.57)	(0.16)	(0.73)	$8.96	(0.48)%	$2,778	1.75%	6.77%	1.88%	6.64%	147%
2008(2)	$9.78	0.42	0.04	0.46	(0.40)	—	(0.40)	$9.84	4.66%	$3,673	1.74%	4.22%	1.86%	4.10%	124%
2007(2)	$9.80	0.37	(0.01)	0.36	(0.38)	—	(0.38)	$9.78	3.70%	$1,792	1.75%	3.73%	1.88%	3.60%	180%
Fiscal period ended June 30,
2006(2,3)	$10.12	0.25	(0.32)	(0.07)	(0.25)	—	(0.25)	$9.80	(0.74)%	$2,501	1.75%	3.40%	1.92%	3.23%	166%
Fiscal year ended September 30,
2005(2)	$10.20	0.35	(0.07)	0.28	(0.36)	—	(0.36)	$10.12	2.71%	$2,858	1.75%	3.46%	2.00%	3.21%	285%
Class R Shares
Fiscal year ended June 30,
2010(2)	$9.07	0.42	1.32	1.74	(0.50)	—	(0.50)	$10.31	19.47%	$601	1.24%	4.19%	1.37%	4.06%	96%
2009(2)	$9.95	0.62	(0.73)	(0.11)	(0.61)	(0.16)	(0.77)	$9.07	0.02%	$681	1.25%	7.39%	1.38%	7.26%	147%
2008(2)	$9.88	0.47	0.05	0.52	(0.45)	—	(0.45)	$9.95	5.22%	$293	1.24%	4.66%	1.36%	4.54%	124%
2007(2)	$9.90	0.43	(0.02)	0.41	(0.43)	—	(0.43)	$9.88	4.20%	$219	1.25%	4.22%	1.44%	4.03%	180%
Fiscal period ended June 30,
2006(2,3)	$10.23	0.30	(0.34)	(0.04)	(0.29)	—	(0.29)	$9.90	(0.44)%	$14	1.25%	4.05%	1.57%	3.73%	166%
Fiscal year ended September 30,
2005(2)	$10.29	0.41	(0.07)	0.34	(0.40)	—	(0.40)	$10.23	3.40%	$3	1.25%	3.98%	1.65%	3.58%	285%

Section 5  Financial Highlights  67

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions									Ratio of Net
			Realized										Ratio of	Investment
	Net		and					Net		Net		Ratio of Net	Expenses to	Income
	Asset		Unrealized	Total	Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average	to Average
	Value,	Net	Gains	From	(From Net	(From Net		Value,		End of	Expenses	Income	Net Assets	Net Assets	Portfolio
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	to Average	to Average	(Excluding	(Excluding	Turnover
	of Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(4,5)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class Y Shares
Fiscal year ended June 30,
2010(2)	$9.01	0.55	1.25	1.80	(0.55)	—	(0.55)	$10.26	20.31%	$655,301	0.74%	5.44%	0.87%	5.31%	96%
2009(2)	$9.89	0.66	(0.73)	(0.07)	(0.65)	(0.16)	(0.81)	$9.01	0.52%	$633,108	0.75%	7.77%	0.88%	7.64%	147%
2008(2)	$9.83	0.52	0.04	0.56	(0.50)	—	(0.50)	$9.89	5.67%	$1,069,211	0.74%	5.15%	0.86%	5.03%	124%
2007(2)	$9.85	0.47	(0.01)	0.46	(0.48)	—	(0.48)	$9.83	4.73%	$851,513	0.75%	4.71%	0.88%	4.58%	180%
Fiscal period ended June 30,
2006(2,3)	$10.17	0.33	(0.33)	0.00	(0.32)	—	(0.32)	$9.85	0.02%	$378,338	0.75%	4.43%	0.92%	4.26%	166%
Fiscal period ended September 30,
2005(2)	$10.24	0.46	(0.07)	0.39	(0.46)	—	(0.46)	$10.17	3.83%	$278,777	0.75%	4.43%	1.00%	4.18%	285%

(1)	Prior to May 13, 2005, the fund had different principal investment strategies and was named Corporate Bond Fund.
(2)	Per share data calculated using average shares outstanding method.
(3)	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(4)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(5)	Total return would have been lower had certain expenses not been waived.

 68
Section 5  Financial Highlights

Nuveen Mutual Funds

The Statement of Additional Information (SAI) provides more details about the funds and their policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).

Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ most recent annual or semi-annual reports or the SAI, request other information about the funds, or make other shareholder inquiries by calling Nuveen Investor Services at (800) 257-8787 or by contacting the funds at the address below. Annual or semi-annual reports and the SAI are also available on the funds’ Internet site at www.nuveen.com.

Information about the funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the funds are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, or you can obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Funds distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
www.nuveen.com

SEC file number: 811-05309

MPR-FINC-0111P

Mutual Funds

Prospectus October 28, 2010 As Supplemented January 1, 2011

Nuveen Municipal Bond Funds (formerly First American Tax Free Income Funds)

Nuveen Short Tax Free Fund
Class	Ticker Symbol

Class A	FSHAX
Class Y	FSHYX

Nuveen Intermediate Tax Free Fund
Class	Ticker Symbol

Class A	FAMBX
Class C	FMBCX
Class Y	FMBIX

Nuveen Tax Free Fund
Class	Ticker Symbol

Class A	FJNTX
Class C	FJCTX
Class Y	FYNTX

Nuveen California Tax Free Fund
Class	Ticker Symbol

Class A	FCAAX
Class C	FCCAX
Class Y	FCAYX

Nuveen Colorado Tax Free Fund
Class	Ticker Symbol

Class A	FCOAX
Class C	FCCOX
Class Y	FCOYX

Nuveen Minnesota Intermediate MunicipalBond Fund
Class	Ticker Symbol

Class A	FAMAX
Class C	FACMX
Class Y	FAMTX

Nuveen Minnesota Municipal Bond Fund
Class	Ticker Symbol

Class A	FJMNX
Class C	FCMNX
Class Y	FYMNX

Nuveen Missouri Tax Free Fund
Class	Ticker Symbol

Class A	ARMOX
Class C	FFMCX
Class Y	ARMIX

Nuveen Nebraska Municipal Bond Fund
Class	Ticker Symbol

Class A	FNTAX
Class C	FNTCX
Class Y	FNTYX

Nuveen Ohio Tax Free Fund
Class	Ticker Symbol

Class A	FOFAX
Class C	FOTCX
Class Y	FOTYX

Nuveen Oregon Intermediate Municipal Bond Fund
Class	Ticker Symbol

Class A	FOTAX
Class Y	FORCX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Section 1 Fund Summaries

Nuveen Short Tax Free Fund	2

Nuveen Intermediate Tax Free Fund	6

Nuveen Tax Free Fund	10

Nuveen California Tax Free Fund	15

Nuveen Colorado Tax Free Fund	19

Nuveen Minnesota Intermediate Municipal Bond Fund	23

Nuveen Minnesota Municipal Bond Fund	27

Nuveen Missouri Tax Free Fund	31

Nuveen Nebraska Municipal Bond Fund	36

Nuveen Ohio Tax Free Fund	40

Nuveen Oregon Intermediate Municipal Bond Fund	44

Section 2 More about the Funds

Investment Objectives	48

Investment Strategies	48

Investment Risks	49

Disclosure of Portfolio Holdings	50

Section 3 Fund Management

Investment Advisor	51

Sub-Advisors	52

Portfolio Managers	52

Section 4 Shareholder Information

Pricing of Fund Shares	54

Choosing a Share Class	54

Determining Your Share Price	55

Purchasing Fund Shares	58

Redeeming Fund Shares	59

Exchanging Fund Shares	61

Additional Information on Purchasing, Redeeming, and Exchanging Fund Shares	61

Dividends and Distributions	63

Taxes	64

Compensation Paid to Financial Intermediaries	65

Fund Service Providers	67

Staying Informed	67

Section 5 Financial Highlights	69

Section 1  Fund Summaries

Nuveen Short Tax Free Fund
(formerly First American Short Tax Free Fund)

Investment Objective
The investment objective of the fund is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 55 of the prospectus and “Reducing Class A Sales Charges” on page 102 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Exchange Fees	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class Y

Management Fees	0.44%	0.44%
Distribution and/or Service (12b-1) Fees	0.20%	0.00%
Other Expenses[2]	0.10%	0.10%
Acquired Fund Fees and Expenses	0.02%	0.02%

Gross Annual Operating Expenses[3]	0.76%	0.56%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption		No Redemption

	A	Y	A	Y

1 Year	$301	$57	$301	$57
3 Years	$462	$179	$462	$179
5 Years	$638	$313	$638	$313
10 Years	$1,146	$701	$1,146	$701

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%.

2	Other Expenses have been restated to reflect current contractual fees and the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator.

3	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.75% and 0.60%, respectively, for Class A and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

 2
 Section 1  Fund Summaries

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, as a fundamental policy, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax.

The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax.

The fund may invest in:

•	“general obligation” bonds;
•	“revenue” bonds;
•	participation interests in municipal leases; and
•	zero coupon municipal securities.

The fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. However, the fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so.

In selecting securities for the fund, the fund’s advisor first determines its economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the advisor evaluates factors such as credit quality, yield, maturity, liquidity, portfolio diversification, and geographical diversification. The advisor conducts research on potential and current holdings in the fund to determine whether the fund should purchase or retain a security. This is a continuing process, the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the fund.

The fund will attempt to maintain the average effective duration of its portfolio securities at three and one-half years or less under normal market conditions.

The fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the fund’s portfolio. The fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Section 1  Fund Summaries  3

High-Yield Securities Risk—High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Liquidity Risk—Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks, including non-appropriation risk which may result in the fund not recovering the full principal amount of the obligation.

Political and Economic Risks—The values of municipal securities held by the fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 2.94%.

During the seven-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 2.74% and -1.56%, respectively, for the quarters ended September 30, 2009 and September 30, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

 4
 Section 1  Fund Summaries

		Average Annual Total Returns
		for the Periods Ended December 31, 2009
	Inception			Since
	Date	1 Year	5 Years	Inception

Class Returns Before Taxes:
Class A	10/25/02	4.53%	2.34%	2.40%
Class Y	10/25/02	7.11%	2.96%	2.87%

Class A Return After Taxes:
On Distributions		4.53%	2.34%	2.38%
On Distributions and Sale of Fund Shares		3.80%	2.39%	2.43%

Barclays Capital 3-Year Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		5.78%	4.03%	3.76%

Lipper Short Municipal Debt Funds Category Average[2] (reflects no deduction for fees, expenses, or taxes)		5.26%	2.53%	2.46%

1	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between two and four years.

2	Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of less than three years.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Manager

	Title	Portfolio Manager of Fund Since:

Christopher L. Drahn, CFA	Senior Vice President	October 2002

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
For important tax information, please turn to “Taxes” on page 65 of the prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1  Fund Summaries  5

Nuveen Intermediate Tax Free Fund
(formerly First American Intermediate Tax Free Fund)

Investment Objective
The investment objective of the fund is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 55 of the prospectus and “Reducing Class A Sales Charges” on page 102 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fees	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Y

Management Fees	0.58%	0.58%	0.58%
Distribution and/or Service (12b-1) Fees	0.20%	0.65%	0.00%
Other Expenses[2]	0.06%	0.06%	0.06%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%

Gross Annual Operating Expenses	0.85%	1.30%	0.65%
Less 12b-1 Fee Waiver /Reimbursement[3]	(0.09)%	0.00%	0.00%

Net Annual Operating Expenses[4]	0.76%	1.30%	0.65%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption

	A	C	Y	A	C	Y

1 Year	$301	$132	$66	$301	$132	$66
3 Years	$481	$412	$208	$481	$412	$208
5 Years	$677	$713	$362	$677	$713	$362
10 Years	$1,242	$1,568	$810	$1,242	$1,568	$810

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees and the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator.

3	The distributor has agreed to limit its Class A share 12b-1 fees to 0.15% of average daily net assets through January 31, 2012.

 6
 Section 1  Fund Summaries

4	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.75%, 1.35%, and 0.70%, respectively, for Class A, Class C, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, as a fundamental policy, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax.

The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax.

The fund may invest in:

•	“general obligation” bonds;

•	“revenue” bonds;

•	participation interests in municipal leases; and

•	zero coupon municipal securities.

The fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. However, the fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so.

In selecting securities for the fund, the fund’s advisor first determines its economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the advisor evaluates factors such as credit quality, yield, maturity, liquidity, portfolio diversification, and geographical diversification. The advisor conducts research on potential and current holdings in the fund to determine whether the fund should purchase or retain a security. This is a continuing process, the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the fund.

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to ten years under normal market conditions.

The fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the fund’s portfolio. The fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Section 1  Fund Summaries  7

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

High-Yield Securities Risk—High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Liquidity Risk—Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks, including non-appropriation risk which may result in the fund not recovering the full principal amount of the obligation.

Political and Economic Risks—The values of municipal securities held by the fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows you the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 6.24%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 5.95% and -2.10%, respectively, for the quarters ended September 30, 2009 and June 30, 2004.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

 8
 Section 1  Fund Summaries

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns
	Inception	for the Periods Ended December 31, 2009
	Date	1 Year	5 Years	10 Years

Class Returns Before Taxes:
Class A	12/22/87	8.97%	3.34%	4.64%
Class Y	2/4/94	11.43%	3.92%	4.98%

Class A Return After Taxes:
On Distributions		8.94%	3.31%	4.61%
On Distributions and Sale of Fund Shares		7.32%	3.42%	4.58%

Barclays Capital 1-15 Year Blend Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		8.88%	4.39%	5.42%

Lipper Intermediate Municipal Debt Funds Category Average[2] (reflects no deduction for fees, expenses, or taxes)		10.75%	3.39%	4.60%

1	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between one and seventeen years.

2	Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Manager

	Title	Portfolio Manager of Fund Since:

Christopher L. Drahn, CFA	Senior Vice President	February 1994

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
For important tax information, please turn to “Taxes” on page 65 of the prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1  Fund Summaries  9

Nuveen Tax Free Fund
(formerly First American Tax Free Fund)

Investment Objective
The investment objective of the fund is to provide maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 55 of the prospectus and “Reducing Class A Sales Charges” on page 102 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fees	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Y

Management Fees	0.58%	0.58%	0.58%
Distribution and/or Service (12b-1) Fees	0.20%	0.65%	0.00%
Other Expenses[2]	0.08%	0.08%	0.08%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%

Gross Annual Operating Expenses	0.87%	1.32%	0.67%
Less 12b-1 Fee Waiver /Reimbursement	(0.11)%	0.00%	0.00%

Net Annual Operating Expenses[3]	0.76%	1.32%	0.67%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption

	A	C	Y	A	C	Y

1 Year	$499	$134	$68	$499	$134	$68
3 Years	$680	$418	$214	$680	$418	$214
5 Years	$876	$723	$373	$876	$723	$373
10 Years	$1,442	$1,590	$835	$1,442	$1,590	$835

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees and the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator.

 10
 Section 1  Fund Summaries

3	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.75%, 1.35%, and 0.70%, respectively, for Class A, Class C, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, as a fundamental policy, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax.

The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax.

The fund may invest in:

•	“general obligation” bonds;
•	“revenue” bonds;
•	participation interests in municipal leases; and
•	zero coupon municipal securities.

The fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. However, the fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so.

In selecting securities for the fund, the fund’s advisor first determines its economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the advisor evaluates factors such as credit quality, yield, maturity, liquidity, portfolio diversification, and geographical diversification. The advisor conducts research on potential and current holdings in the fund to determine whether the fund should purchase or retain a security. This is a continuing process, the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the fund.

The fund will attempt to maintain the weighted average maturity of its portfolio securities at ten to twenty-five years under normal market conditions.

The fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the fund’s portfolio. The fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Section 1  Fund Summaries  11

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

High-Yield Securities Risk—High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Liquidity Risk—Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks, including non-appropriation risk which may result in the fund not recovering the full principal amount of the obligation.

Political and Economic Risks—The values of municipal securities held by the fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

* Class A year-to-date total return as of September 30, 2010 was 9.13%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 11.45% and -9.36%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

 12
 Section 1  Fund Summaries

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns
		for the Periods Ended December 31, 2009[1]
					Since
	Inception				Inception
	Date	1 Year	5 Years	10 Years	(Class C)

Class Returns Before Taxes:
Class A	11/18/96	21.49%	2.65%	4.83%	N/A
Class C	9/24/01	25.26%	3.05%	N/A	3.92%
Class Y	11/18/96	26.88%	3.70%	5.51%	N/A

Class A Return After Taxes:
On Distributions		21.43%	2.58%	4.74%	N/A
On Distributions and Sale of Fund Shares		15.87%	2.86%	4.76%	N/A

Barclays Capital Municipal Bond Index[2] (reflects no deduction for fees, expenses, or taxes)		12.91%	4.32%	5.75%	4.88%

Lipper General Municipal Debt Funds Category Average[3] (reflects no deduction for fees, expenses, or taxes)		16.86%	2.91%	4.59%	3.72%

1	Performance presented prior to 9/24/01 represents that of the Firstar National Municipal Bond Fund, a series of Firstar Funds, Inc., which merged with the fund on that date.

2	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

3	Represents funds that invest primarily in municipal debt issues in the top four credit ratings.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Manager

	Title	Portfolio Manager of Fund Since:

Douglas J. White, CFA	Senior Vice President	September 2001

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
For important tax information, please turn to “Taxes” on page 65 of the prospectus.

Section 1  Fund Summaries  13

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

 14
 Section 1  Fund Summaries

Nuveen California Tax Free Fund

(formerly First American California Tax Free Fund)

Investment Objective
The investment objective of the fund is to provide maximum current income that is exempt from both federal income tax and California state income tax to the extent consistent with prudent investment risk.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 55 of the prospectus and “Reducing Class A Sales Charges” on page 102 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fees	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Y

Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.20%	0.65%	0.00%
Other Expenses[2]	0.16%	0.16%	0.16%

Gross Annual Operating Expenses	1.01%	1.46%	0.81%
Less 12b-1 Fee Waiver /Reimbursement	(0.05)%	0.00%	0.00%
Less Expense Reimbursement	(0.11)%	(0.11)%	(0.11)%

Net Annual Operating Expenses[3]	0.85%	1.35%	0.70%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption

	A	C	Y	A	C	Y

1 Year	$508	$137	$72	$508	$137	$72
3 Years	$718	$451	$248	$718	$451	$248
5 Years	$944	$787	$439	$944	$787	$439
10 Years	$1,595	$1,737	$991	$1,595	$1,737	$991

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees and the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator.

3	The advisor has contractually agreed to waive fees and reimburse other fund expenses through June 30, 2011 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.65%, 1.15%, and 0.50%, respectively, for Class A, Class C, and Class Y shares, and waive fees and reimburse other fund expenses through January 31, 2012 so that annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.85%, 1.35%, and 0.70%, respectively, for Class A, Class C, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Section 1  Fund Summaries  15

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, as a fundamental policy, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and California income tax, including the federal and state alternative minimum tax.

The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal and state alternative minimum tax.

The fund may invest in:

•	“general obligation” bonds;
•	“revenue” bonds;
•	participation interests in municipal leases; and
•	zero coupon municipal securities.

The fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. However, the fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so.

In selecting securities for the fund, the fund’s advisor first determines its economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the advisor evaluates factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. The advisor conducts research on potential and current holdings in the fund to determine whether the fund should purchase or retain a security. This is a continuing process, the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the fund.

The fund will attempt to maintain the weighted average maturity of its portfolio securities at ten to twenty-five years under normal market conditions.

The fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the fund’s portfolio. The fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

 16
 Section 1  Fund Summaries

High-Yield Securities Risk—High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Liquidity Risk—Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks, including non-appropriation risk which may result in the fund not recovering the full principal amount of the obligation.

Non-Diversification Risk—As a non-diversified fund, the fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, political or regulatory occurrence than a diversified fund.

Political and Economic Risks—The fund will be disproportionately affected by political and economic conditions and developments in California. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

 * Class A year-to-date total return as of September 30, 2010 was 8.31%.

During the nine-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 8.83% and -4.39%, respectively, for the quarters ended September 30, 2009 and September 30, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Section 1  Fund Summaries  17

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns
		for the Periods Ended December 31, 2009
	Inception			Since
	Date	1 Year	5 Years	Inception

Class Returns Before Taxes:
Class A	2/1/00	10.82%	2.40%	5.02%
Class C	2/1/00	14.15%	2.83%	5.05%
Class Y	2/1/00	15.91%	3.50%	5.71%

Class A Return After Taxes:
On Distributions		10.75%	2.36%	4.93%
On Distributions and Sale of Fund Shares		8.67%	2.62%	4.91%

Barclays Capital Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		12.91%	4.32%	5.85%

Lipper California Municipal Debt Funds Category Average[2] (reflects no deduction for fees, expenses, or taxes)		17.67%	2.75%	4.77%

1	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

2	Represents funds that invest primarily in those securities that provide income that is exempt from taxation in California.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Manager

	Title	Portfolio Manager of Fund Since:

Scott R. Romans, PhD	Senior Vice President	January 2011

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
For important tax information, please turn to “Taxes” on page 65 of the prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

 18
 Section 1  Fund Summaries

Nuveen Colorado Tax Free Fund

(formerly First American Colorado Tax Free Fund)

Investment Objective
The investment objective of the fund is to provide maximum current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with prudent investment risk.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 55 of the prospectus and “Reducing Class A Sales Charges” on page 102 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fees	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Y
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.20%	0.65%	0.00%
Other Expenses[2]	0.23%	0.23%	0.23%

Gross Annual Operating Expenses	1.08%	1.53%	0.88%
Less Expense Reimbursement	(0.18)%	(0.18)%	(0.18)%

Net Annual Operating Expenses[3]	0.90%	1.35%	0.70%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption

	A	C	Y	A	C	Y

1 Year	$513	$137	$72	$513	$137	$72
3 Years	$737	$466	$263	$737	$466	$263
5 Years	$978	$817	$470	$978	$817	$470
10 Years	$1,671	$1,808	$1,068	$1,671	$1,808	$1,068

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees and the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator.

3	The advisor has contractually agreed to waive fees and reimburse other fund expenses through June 30, 2011 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.75%, 1.15%, and 0.50%, respectively, for Class A, Class C, and Class Y shares, and waive fees and reimburse other fund expenses through January 31, 2012 so that annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.90%, 1.35%, and 0.70%, respectively, for Class A, Class C, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

 19
 Section 1  Fund Summaries

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, as a fundamental policy, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Colorado income tax, including the federal and state alternative minimum tax.

The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal and state alternative minimum tax.

The fund may invest in:

•	“general obligation” bonds;
•	“revenue” bonds;
•	participation interests in municipal leases; and
•	zero coupon municipal securities.

The fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. However, the fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so.

In selecting securities for the fund, the fund’s advisor first determines its economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the advisor evaluates factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. The advisor conducts research on potential and current holdings in the fund to determine whether the fund should purchase or retain a security. This is a continuing process, the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the fund.

The fund will attempt to maintain the weighted average maturity of its portfolio securities at ten to twenty-five years under normal market conditions.

The fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the fund’s portfolio. The fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Section 1  Fund Summaries  20

High-Yield Securities Risk—High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Liquidity Risk—Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks, including non-appropriation risk which may result in the fund not recovering the full principal amount of the obligation.

Non-Diversification Risk—As a non-diversified fund, the fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, political or regulatory occurrence than a diversified fund.

Political and Economic Risks—The fund will be disproportionately affected by political and economic conditions and developments in Colorado. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the return would be less than those shown.

Class A Annual Total Return*

 * Class A year-to-date total return as of September 30, 2010 was 7.47%.

During the nine-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 8.00% and -5.34%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

 21
 Section 1  Fund Summaries

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns
		for the Periods Ended December 31, 2009
	Inception			Since
	Date	1 Year	5 Years	Inception

Class Returns Before Taxes:
Class A	2/1/00	12.05%	1.98%	4.85%
Class C	2/1/00	15.62%	2.47%	4.89%
Class Y	2/1/00	17.40%	3.15%	5.59%

Class A Return After Taxes:
On Distributions		11.88%	1.78%	4.71%
On Distributions and Sale of Fund Shares		9.61%	2.26%	4.79%

Barclays Capital Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		12.91%	4.32%	5.85%

Lipper Colorado Municipal Debt Funds Category Average[2] (reflects no deduction for fees, expenses, or taxes)		15.97%	3.03%	5.00%

1	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

2	Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Colorado.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Manager

	Title	Portfolio Manager of Fund Since:

Christopher L. Drahn, CFA	Senior Vice President	February 2000

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
For important tax information, please turn to “Taxes” on page 65 of the prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1  Fund Summaries  22

Nuveen Minnesota Intermediate Municipal Bond Fund

(formerly First American Minnesota Intermediate Tax Free Fund)

Investment Objective
The investment objective of the fund is to provide maximum current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with prudent investment risk.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 55 of the prospectus and “Reducing Class A Sales Charges” on page 102 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fees	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Y

Management Fees	0.54%	0.54%	0.54%
Distribution and/or Service (12b-1) Fees	0.20%	0.65%	0.00%
Other Expenses[2]	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%

Gross Annual Operating Expenses	0.85%	1.30%	0.65%
Less 12b-1 Fee Waiver /Reimbursement[3]	(0.09)%	0.00%	0.00%

Net Annual Operating Expenses[4]	0.76%	1.30%	0.65%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption

	A	C	Y	A	C	Y

1 Year	$301	$132	$66	$301	$132	$66
3 Years	$481	$412	$208	$481	$412	$208
5 Years	$677	$713	$362	$677	$713	$362
10 Years	$1,242	$1,568	$810	$1,242	$1,568	$810

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees and the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator.

3	The distributor has agreed to limit its Class A share 12b-1 fees to 0.15% of average daily net assets through January 31, 2012.

Section 1  Fund Summaries  23

4	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.75%, 1.35%, and 0.70%, respectively, for Class A, Class C, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, as a fundamental policy, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Minnesota income tax, including the federal and state alternative minimum tax.

The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal and state alternative minimum tax.

The fund may invest in:

•	“general obligation” bonds;
•	“revenue” bonds;
•	participation interests in municipal leases; and
•	zero coupon municipal securities.

The fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. However, the fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so.

In selecting securities for the fund, the fund’s advisor first determines its economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the advisor evaluates factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. The advisor conducts research on potential and current holdings in the fund to determine whether the fund should purchase or retain a security. This is a continuing process, the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the fund.

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to ten years under normal market conditions.

The fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the fund’s portfolio. The fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

 24
 Section 1  Fund Summaries

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

High-Yield Securities Risk—High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Liquidity Risk—Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks, including non-appropriation risk which may result in the fund not recovering the full principal amount of the obligation.

Non-Diversification Risk—As a non-diversified fund, the fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, political or regulatory occurrence than a diversified fund.

Political and Economic Risks—The fund will be disproportionately affected by political and economic conditions and developments in Minnesota. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 6.10%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 5.42% and -1.81%, respectively, for the quarters ended September 30, 2009 and September 30, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Section 1  Fund Summaries  25

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns
	Inception	for the Periods Ended December 31, 2009
	Date	1 Year	5 Years	10 Years

Class Returns Before Taxes:
Class A	2/25/94	10.02%	3.22%	4.47%
Class Y	2/25/94	12.54%	3.81%	4.81%

Class A Return After Taxes:
On Distributions		10.01%	3.16%	4.42%
On Distributions and Sale of Fund Shares		7.90%	3.29%	4.40%

Barclays Capital 1-15 Year Blend Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		8.88%	4.39%	5.42%

Lipper Other States Intermediate Municipal Debt Funds Category Average[2] (reflects no deduction for fees, expenses, or taxes)		8.80%	3.20%	4.36%

1	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between one and seventeen years.

2	Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years that are exempt from taxation on a specified state basis.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Manager

	Title	Portfolio Manager of Fund Since:

Christopher L. Drahn, CFA	Senior Vice President	February 1994

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
For important tax information, please turn to “Taxes” on page 65 of the prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

 26
 Section 1  Fund Summaries

Nuveen Minnesota Municipal Bond Fund

(formerly First American Minnesota Tax Free Fund)

Investment Objective
The investment objective of the fund is to provide maximum current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with prudent investment risk.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 55 of the prospectus and “Reducing Class A Sales Charges” on page 102 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fees[2]	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Y

Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.20%	0.65%	0.00%
Other Expenses[2]	0.13%	0.13%	0.13%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%

Gross Annual Operating Expenses	0.89%	1.34%	0.69%
Less 12b-1 Fee Waiver/Reimbursement	(0.03)%	0.00%	0.00%

Net Annual Operating Expenses[3]	0.86%	1.34%	0.69%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption

	A	C	Y	A	C	Y

1 Year	$509	$136	$70	$509	$136	$70
3 Years	$694	$425	$221	$694	$425	$221
5 Years	$894	$734	$384	$894	$734	$384
10 Years	$1,472	$1,613	$859	$1,472	$1,613	$859

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.
2	Other Expenses have been restated to reflect current contractual fees and the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator.
3	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.85%, 1.35%, and 0.70%, respectively, for Class A, Class C, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

 27
 Section 1  Fund Summaries

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, as a fundamental policy, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Minnesota income tax, including the federal and state alternative minimum tax.

The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal and state alternative minimum tax.

The fund may invest in:

•	“general obligation” bonds;
•	“revenue” bonds;
•	participation interests in municipal leases; and
•	zero coupon municipal securities.

The fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. However, the fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so.

In selecting securities for the fund, the fund’s advisor first determines its economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the advisor evaluates factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. The advisor conducts research on potential and current holdings in the fund to determine whether the fund should purchase or retain a security. This is a continuing process, the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the fund.

The fund will attempt to maintain the weighted average maturity of its portfolio securities at ten to twenty-five years under normal market conditions.

The fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the fund’s portfolio. The fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Section 1  Fund Summaries  28

High-Yield Securities Risk—High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Liquidity Risk—Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks, including non-appropriation risk which may result in the fund not recovering the full principal amount of the obligation.

Non-Diversification Risk—As a non-diversified fund, the fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, political or regulatory occurrence than a diversified fund.

Political and Economic Risks—The fund will be disproportionately affected by political and economic conditions and developments in Minnesota. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 7.89%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 9.94% and -4.91%, respectively, for the quarters ended September 30, 2008 and December 31, 2009.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

 29
 Section 1  Fund Summaries

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns
	Inception	for the Periods Ended December 31, 2009
	Date	1 Year	5 Years	10 Years

Class Returns Before Taxes:
Class A	7/11/88	15.34%	2.75%	4.52%
Class C	2/1/99	18.83%	3.19%	4.52%
Class Y	8/1/97	20.53%	3.85%	5.21%

Class A Return After Taxes:
On Distributions		15.32%	2.69%	4.46%
On Distributions and Sale of Fund Shares		11.56%	2.92%	4.49%

Barclays Capital Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		12.91%	4.32%	5.75%

Lipper Minnesota Municipal Debt Funds Category Average[2] (reflects no deduction for fees, expenses, or taxes)		16.65%	3.46%	4.88%

1	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

2	Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Minnesota.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Manager

	Title	Portfolio Manager of Fund Since:

Douglas J. White, CFA	Senior Vice President	July 1988

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
For important tax information, please turn to “Taxes” on page 65 of the prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1  Fund Summaries  30

Nuveen Missouri Tax Free Fund
(formerly First American Missouri Tax Free Fund)

Investment Objective
The investment objective of the fund is to provide maximum current income that is exempt from both federal income tax and Missouri state income tax to the extent consistent with prudent investment risk.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 55 of the prospectus and “Reducing Class A Sales Charges” on page 102 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fees	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Y

Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.20%	0.65%	0.00%
Other Expenses[2]	0.13%	0.13%	0.13%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%

Gross Annual Operating Expenses	0.99%	1.44%	0.79%
Less 12b-1 Fee Waiver /Reimbursement	(0.05)%	0.00%	0.00%
Less Expense Reimbursement	(0.08)%	(0.08)%	(0.08)%

Net Annual Operating Expenses[3]	0.86%	1.36%	0.71%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption

	A	C	Y	A	C	Y

1 Year	$509	$138	$73	$509	$138	$73
3 Years	$714	$448	$244	$714	$448	$244
5 Years	$937	$779	$431	$937	$779	$431
10 Years	$1,575	$1,717	$970	$1,575	$1,717	$970

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.
2	Other Expenses have been restated to reflect current contractual fees and the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator.

 31
 Section 1  Fund Summaries

3	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.85%, 1.35%, and 0.70%, respectively, for Class A, Class C, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, as a fundamental policy, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Missouri income tax, including the federal alternative minimum tax.

The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax.

The fund may invest in:

•	“general obligation” bonds;
•	“revenue” bonds;
•	participation interests in municipal leases; and
•	zero coupon municipal securities.

The fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. However, the fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so.

In selecting securities for the fund, the fund’s advisor first determines its economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the advisor evaluates factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. The advisor conducts research on potential and current holdings in the fund to determine whether the fund should purchase or retain a security. This is a continuing process, the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the fund.

The fund will attempt to maintain the weighted average maturity of its portfolio securities at ten to twenty-five years under normal market conditions.

The fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the fund’s portfolio. The fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Section 1  Fund Summaries  32

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

High-Yield Securities Risk—High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Liquidity Risk—Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks, including non-appropriation risk which may result in the fund not recovering the full principal amount of the obligation.

Non-Diversification Risk—As a non-diversified fund, the fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, political or regulatory occurrence than a diversified fund.

Political and Economic Risks—The fund will be disproportionately affected by political and economic conditions and developments in Missouri. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class Y shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class Y Annual Total Return*

*	Class Y year-to-date total return as of September 30, 2010 was 6.82%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 8.16% and -3.98%, respectively, for the quarters ended September 30, 2009 and September 30, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and

 33
 Section 1  Fund Summaries

do not reflect the impact of state and local taxes. After-tax returns are shown for Class Y shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns
		for the Periods Ended December 31, 2009[1]
					Since
	Inception				Inception
	Date	1 Year	5 Years	10 Years	(Class C)

Class Returns Before Taxes:
Class A	9/28/90	11.60%	2.52%	4.40%	N/A
Class C	9/24/01	15.04%	2.99%	N/A	3.58%
Class Y	7/15/88	16.83%	3.66%	5.15%	N/A

Class Y Return After Taxes:
On Distributions		16.70%	3.57%	5.05%	N/A
On Distributions and Sale of Fund Shares		12.83%	3.71%	5.02%	N/A

Barclays Capital Municipal Bond Index[2] (reflects no deduction for fees, expenses, or taxes)		12.91%	4.32%	5.75%	4.88%

Lipper Other States Municipal Debt Funds Category Average[3] (reflects no deduction for fees, expenses, or taxes)		17.56%	3.16%	4.88%	3.88%

1	Performance presented prior to 9/24/01 represents that of the Firstar Missouri Tax-Exempt Bond Fund, a series of Firstar Funds, Inc., which merged into the fund on that date. The Firstar Missouri Tax-Exempt Bond Fund was organized on 12/11/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

2	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

3	Represents funds that invest primarily in those securities that provide income that is exempt from taxation in a specified state.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Manager

	Title	Portfolio Manager of Fund Since:

Christopher L. Drahn, CFA	Senior Vice President	December 2002

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Section 1  Fund Summaries  34

Tax Information
For important tax information, please turn to “Taxes” on page 65 of the prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

 35
 Section 1  Fund Summaries

Nuveen Nebraska Municipal Bond Fund
(formerly First American Nebraska Tax Free Fund)

Investment Objective
The investment objective of the fund is to provide maximum current income that is exempt from both federal income tax and Nebraska state income tax to the extent consistent with prudent investment risk.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 55 of the prospectus and “Reducing Class A Sales Charges” on page 102 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fees	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Y

Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.20%	0.65%	0.00%
Other Expenses[2]	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%

Gross Annual Operating Expenses	1.11%	1.56%	0.91%
Less Expense Reimbursement	(0.20)%	(0.20)%	(0.20)%

Net Annual Operating Expenses[3]	0.91%	1.36%	0.71%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption

	A	C	Y	A	C	Y

1 Year	$514	$138	$73	$514	$138	$73
3 Years	$744	$473	$270	$744	$473	$270
5 Years	$992	$831	$484	$992	$831	$484
10 Years	$1,702	$1,839	$1,101	$1,702	$1,839	$1,101

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.
2	Other Expenses have been restated to reflect current contractual fees and the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator.
3	The advisor has contractually agreed to waive fees and reimburse other fund expenses through June 30, 2011 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.75%, 1.15%, and 0.50%, respectively, for Class A, Class C, and Class Y shares, and waive fees and reimburse other fund expenses through January 31, 2012 so that annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.90%, 1.35%, and 0.70%, respectively, for Class A, Class C, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Section 1  Fund Summaries  36

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, as a fundamental policy, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Nebraska income tax, including the federal alternative minimum tax.

The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax.

The fund may invest in:

•	“general obligation” bonds;
•	“revenue” bonds;
•	participation interests in municipal leases; and
•	zero coupon municipal securities.

The fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. However, the fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so.

In selecting securities for the fund, the fund’s advisor first determines its economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the advisor evaluates factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. The advisor conducts research on potential and current holdings in the fund to determine whether the fund should purchase or retain a security. This is a continuing process, the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the fund.

The fund will attempt to maintain the weighted average maturity of its portfolio securities at ten to twenty-five years under normal market conditions.

The fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the fund’s portfolio. The fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

 37
 Section 1  Fund Summaries

High-Yield Securities Risk—High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Liquidity Risk—Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks, including non-appropriation risk which may result in the fund not recovering the full principal amount of the obligation.

Non-Diversification Risk—As a non-diversified fund, the fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, political or regulatory occurrence than a diversified fund.

Political and Economic Risks—The fund will be disproportionately affected by political and economic conditions and developments in Nebraska. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 6.02%.

During the eight-year ended December 31, 2009, the fund’s highest and lowest quarterly returns were 7.44% and -4.48%, respectively, for the quarters ended September 30, 2009 and September 30, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Section 1  Fund Summaries  38

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns
		for the Periods Ended December 31, 2009
	Inception			Since
	Date	1 Year	5 Years	Inception

Class Returns Before Taxes:
Class A	2/28/01	11.97%	2.71%	4.04%
Class C	2/28/01	15.43%	3.19%	4.08%
Class Y	2/28/01	17.16%	3.84%	4.80%

Class A Return After Taxes:
On Distributions		11.97%	2.67%	4.01%
On Distributions and Sale of Fund Shares		9.35%	2.88%	4.03%

Barclays Capital Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		12.91%	4.32%	5.05%

Lipper Other States Municipal Debt Funds Category Average[2] (reflects no deduction for fees, expenses, or taxes)		16.34%	3.21%	4.07%

1	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

2	Represents funds that invest primarily in those securities that provide income that is exempt from taxation in a specified state.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Manager

	Title	Portfolio Manager of Fund Since:

Douglas J. White, CFA	Senior Vice President	December 2010

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
For important tax information, please turn to “Taxes” on page 65 of the prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

 39
 Section 1  Fund Summaries

Nuveen Ohio Tax Free Fund
(formerly First American Ohio Tax Free Fund)

Investment Objective
The investment objective of the fund is to provide maximum current income that is exempt from both federal income tax and Ohio state income tax to the extent consistent with prudent investment risk.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 55 of the prospectus and “Reducing Class A Sales Charges” on page 102 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fees	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Y

Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.20%	0.65%	0.00%
Other Expenses[2]	0.27%	0.27%	0.27%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%

Gross Annual Operating Expenses	1.14%	1.59%	0.94%
Less Expense Reimbursement	(0.22)%	(0.22)%	(0.22)%

Net Annual Operating Expenses[3]	0.92%	1.37%	0.72%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption

	A	C	Y	A	C	Y

1 Year	$515	$139	$74	$515	$139	$74
3 Years	$751	$480	$278	$751	$480	$278
5 Years	$1,006	$845	$499	$1,006	$845	$499
10 Years	$1,733	$1,871	$1,135	$1,733	$1,871	$1,135

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class C shares applies only to redemptions within one year of purchase.

2	Other Expenses have been restated to reflect current contractual fees and the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator.

3	The advisor has contractually agreed to waive fees and reimburse other fund expenses through June 30, 2011 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.75%, 1.15%, and 0.50%, respectively, for Class A, Class C, and Class Y shares, and waive fees and reimburse other fund expenses through January 31, 2012 so that annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.90%, 1.35%, and 0.70%, respectively, for Class A, Class C, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Section 1  Fund Summaries  40

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, as a fundamental policy, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Ohio income tax, including the federal alternative minimum tax.

The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax.

The fund may invest in:

•	“general obligation” bonds;
•	“revenue” bonds;
•	participation interests in municipal leases; and
•	zero coupon municipal securities.

The fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. However, the fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so.

In selecting securities for the fund, the fund’s advisor first determines its economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the advisor evaluates factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. The advisor conducts research on potential and current holdings in the fund to determine whether the fund should purchase or retain a security. This is a continuing process, the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the fund.

The fund will attempt to maintain the weighted average maturity of its portfolio securities at ten to twenty-five years under normal market conditions.

The fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the fund’s portfolio. The fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

 41
 Section 1  Fund Summaries

High-Yield Securities Risk—High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Liquidity Risk—Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks, including non-appropriation risk which may result in the fund not recovering the full principal amount of the obligation.

Non-Diversification Risk—As a non-diversified fund, the fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, political or regulatory occurrence than a diversified fund.

Political and Economic Risks—The fund will be disproportionately affected by political and economic conditions and developments in Ohio. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows you the fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Returns*

*	Class A year-to-date total return as of September 30, 2010 was 6.36%.

During the seven-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 6.83% and -3.95%, respectively, for the quarters ended September 30, 2009 and September 30, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Section 1  Fund Summaries  42

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns
		for the Periods Ended December 31, 2009
	Inception			Since
	Date	1 Year	5 Years	Inception

Class Returns Before Taxes:
Class A	4/30/02	10.10%	2.69%	3.81%
Class C	4/30/02	13.48%	3.15%	3.82%
Class Y	4/30/02	15.35%	3.84%	4.65%

Class A Return After Taxes:
On Distributions		10.10%	2.67%	3.75%
On Distributions and Sale of Fund Shares		8.01%	2.82%	3.77%

Barclays Capital Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		12.91%	4.32%	4.94%

Lipper Ohio Municipal Debt Funds Category Average[2] (reflects no deduction for fees, expenses, or taxes)		14.57%	3.33%	3.95%

1	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

2	Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Ohio.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Manager

	Title	Portfolio Manager of Fund Since:

Daniel J. Close, CFA	Senior Vice President	January 2011

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
For important tax information, please turn to “Taxes” on page 65 of the prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

 43
 Section 1  Fund Summaries

Nuveen Oregon Intermediate Municipal Bond Fund

(formerly First American Oregon Intermediate Tax Free Fund)

Investment Objective
The investment objective of the fund is to provide maximum current income that is exempt from both federal income tax and Oregon state income tax to the extent consistent with prudent investment risk.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 55 of the prospectus and “Reducing Class A Sales Charges” on page 102 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Exchange Fees	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class Y

Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.20%	0.00%
Other Expenses[2]	0.11%	0.11%
Acquired Fund Fees and Expenses	0.01%	0.01%

Gross Annual Operating Expenses	0.87%	0.67%
Less 12b-1 Fee Waiver/Reimbursement	(0.01)%	0.00%

Net Annual Operating Expenses[3]	0.86%	0.67%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption		No Redemption

	A	Y	A	Y

1 Year	$311	$68	$311	$68
3 Years	$495	$214	$495	$214
5 Years	$695	$373	$695	$373
10 Years	$1,273	$835	$1,273	$835

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%.

2	Other Expenses have been restated to reflect current contractual fees and the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator.

3	The advisor has contractually agreed to waive fees and reimburse other fund expenses through January 31, 2012 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.85% and 0.70%, respectively, for Class A and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Section 1  Fund Summaries  44

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, as a fundamental policy, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and Oregon income tax, including the federal alternative minimum tax.

The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax.

The fund may invest in:

•	“general obligation” bonds;
•	“revenue” bonds;
•	participation interests in municipal leases; and
•	zero coupon municipal securities.

The fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s advisor. However, the fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so.

In selecting securities for the fund, the fund’s advisor first determines its economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the advisor evaluates factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. The advisor conducts research on potential and current holdings in the fund to determine whether the fund should purchase or retain a security. This is a continuing process, the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the fund.

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to ten years under normal market conditions.

The fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the fund’s portfolio. The fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk—Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

 45
 Section 1  Fund Summaries

High-Yield Securities Risk—High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate increases can cause the value of debt securities to decrease.

Liquidity Risk—Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks, including non-appropriation risk which may result in the fund not recovering the full principal amount of the obligation.

Non-Diversification Risk—As a non-diversified fund, the fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, political or regulatory occurrence than a diversified fund.

Political and Economic Risks—The fund will be disproportionately affected by political and economic conditions and developments in Oregon. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available online at www.nuveen.com/MF/products/performancesummaries.aspx or by calling (800) 257-8787.

The bar chart below shows you the fund’s performance for Class Y shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class Y Annual Total Return*

*	Class Y year-to-date total return as of September 30, 2010 was 5.61%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 5.24% and -1.96%, respectively, for the quarters ended September 30, 2009 and June 30, 2004.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class Y shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Section 1  Fund Summaries  46

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns
	Inception	for the Periods Ended December 31, 2009
	Date	1 Year	5 Years	10 Years

Class Returns Before Taxes:
Class A	2/1/99	7.66%	2.99%	4.33%
Class Y	10/31/86	10.21%	3.63%	4.70%

Class Y Return After Taxes:
On Distributions		10.18%	3.59%	4.66%
On Distributions and Sale of Fund Shares		8.02%	3.63%	4.61%

Barclays Capital 1-15 Year Blend Municipal Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		8.88%	4.39%	5.42%

Lipper Other States Intermediate Municipal Debt Funds Category Average[2] (reflects no deduction for fees, expenses, or taxes)		8.80%	3.20%	4.36%

1	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between one and seventeen years.

2	Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years that are exempt from taxation on a specified state basis.

Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Manager

	Title	Portfolio Manager of Fund Since:

Michael S. Hamilton	Vice President	May 1997

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
For important tax information, please turn to “Taxes” on page 65 of the prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

 47
 Section 1  Fund Summaries

Section 2  More about the Funds

Investment Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objective changes, you will be notified at least 60 days in advance. Please remember, there is no guarantee that any fund will achieve its objective.

Investment Strategies

The funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor and sub-advisor believe are most likely to be important in trying to achieve the funds’ objectives. This section provides information about some additional strategies that the funds’ sub-advisor uses, or may use, to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787.

The debt obligations in which the funds invest may have variable, floating, or fixed interest rates.

Municipal Securities

Municipal securities are issued to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. The funds may invest in municipal securities such as “general obligation” bonds, “revenue” bonds, and participation interests in municipal leases. General obligation bonds are backed by the full faith, credit, and taxing power of the issuer. Revenue bonds are payable only from the revenues generated by a specific project or from another specific revenue source. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities.

The municipal securities in which the funds invest may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become “refunded” when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.

Effective Duration

Short Tax Free Fund attempts to maintain the average effective duration of its portfolio securities at three and one-half years or less under normal market conditions. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security’s effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of three years would decrease by 3%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities.

Ratings

The funds have investment strategies requiring them to invest in municipal securities that have received a particular rating from a rating service such as Moody’s or Standard & Poor’s. Any

Section 2  More about the Funds  48

reference in this prospectus to a specific rating encompasses all gradations of that rating. For example, if the prospectus says that a fund may invest in securities rated as low as B, the fund may invest in securities rated B – .

Temporary Investments

In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. These investments may include money market funds advised by the funds’ advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a fund from achieving its investment objectives.

Investment Risks

The principal risks of investing in each fund are identified in the “Fund Summaries” section. These risks are further described below.

Active Management Risk. Each fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives.

Call Risk. Many municipal bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit Risk. Each fund is subject to the risk that the issuers of debt securities held by a fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s.

Futures Contract Risk. The use of futures contracts exposes a fund to additional risks and transaction costs. Additional risks include the risk that securities prices, index prices, or interest rates will not move in the direction that the advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than the fund’s initial investment in that futures contract; and the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses futures contracts and the advisor’s judgment proves incorrect, the fund’s performance could be worse than if it had not used these instruments.

High-Yield Securities Risk. Each fund may invest in high-yield securities. Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Income Risk. Each fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities

Section 2  More about the Funds  49

(or portfolio securities that have been called, see “Call Risk” above), in lower-yielding securities.

Interest Rate Risk. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Each fund may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall.

Liquidity Risk. Each fund is exposed to liquidity risk because of their investment in high-yield securities. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a fund’s performance. Infrequent trading may also lead to greater price volatility.

Municipal Lease Obligations Risk. Each fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.

Non-Diversification Risk. Each of the state-specific funds is non-diversified. A non-diversified fund may invest a larger portion of its assets in a fewer number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund’s portfolio may be more susceptible to any single economic, political or regulatory occurrence than the portfolio of a diversified fund.

Political and Economic Risks. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions, the imposition of a flat tax, or the loss of a current state income tax exemption.

To the extent a fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The state of California is currently facing a severe financial crisis, which heightens the credit risk associated with investing in California municipal obligations. For Nuveen California Tax Free Fund, this heightened risk could result in a reduction in the market value of the bonds held by the fund and in a decrease in the fund’s net asset value and/or its distributions.

Disclosure of Portfolio Holdings

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ statement of additional information.

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 Section 2  More about the Funds

Section 3  Fund Management

Investment Advisor

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), the funds’ investment advisor, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the funds. Nuveen Fund Advisors oversees the management of the funds’ portfolios, manages the funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606. Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). The funds were formerly advised by FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”). On December 31, 2010, pursuant to an agreement among U.S. Bank, FAF, Nuveen Investments, and certain Nuveen affiliates, Nuveen Fund Advisors acquired a portion of the asset management business of FAF (the “Transaction”).

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. Nuveen Fund Advisors has adopted policies and procedures that address arrangements with Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

Each fund is dependent upon services and resources provided by its investment advisor, Nuveen Fund Advisors, and therefore the investment advisor’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

Management Fee

The management fee schedule for each fund consists of two components — a fund-level fee, based only on the amount of assets within a fund, and a complex-level fee, based on the aggregate amount of all qualifying fund assets managed by Nuveen Fund Advisors and its affiliates.

The annual fund-level fee, payable monthly, is based upon the average daily net assets of each fund as follows:

						Nuveen					Nuveen
	Nuveen	Nuveen		Nuveen	Nuveen	Minnesota	Nuveen	Nuveen	Nuveen		Oregon
	Short	Intermediate	Nuveen	California	Colorado	Intermediate	Minnesota	Missouri	Nebraska	Nuveen	Intermediate
	Tax Free	Tax Free	Tax Free	Tax Free	Tax Free	Municipal	Municipal	Tax Free	Municipal	Ohio Tax	Municipal
Average Daily Net Assets	Fund	Fund	Fund	Fund	Fund	Bond Fund	Bond Fund	Fund	Bond Fund	Free Fund	Bond Fund

For the first $125 million	0.2500%	0.4500%	.4000%	0.4500%	0.4500%	0.3500%	0.3500%	0.4500%	0.3500%	0.4500%	0.3500%
For the next $125 million	0.2375%	0.4375%	.3875%	0.4375%	0.4375%	0.3375%	0.3375%	0.4375%	0.3375%	0.4375%	0.3375%
For the next $250 million	0.2250%	0.4250%	.3750%	0.4250%	0.4250%	0.3250%	0.3250%	0.4250%	0.3250%	0.4250%	0.3250%
For the next $500 million	0.2125%	0.4125%	.3624%	0.4125%	0.4125%	0.3125%	0.3125%	0.4125%	0.3125%	0.4125%	0.3125%
For the next $1 billion	0.2000%	0.4000%	.3500%	0.4000%	0.4000%	0.3000%	0.3000%	0.4000%	0.3000%	0.4000%	0.3000%
For net assets over $2 billion	0.1750%	0.3750%	.3250%	0.3750%	0.3750%	0.2750%	0.2750%	0.3750%	0.2750%	0.3750%	0.2750%

The complex-level fee is the same for each fund and begins at a maximum rate of 0.2000% of each fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for assets above that level. Therefore, the maximum management fee rate for each fund is the fund-level fee plus 0.2000%. As of September 30, 2010, the effective complex-level fee for each fund was 0.1822% of the fund’s average daily net assets.

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The table below reflects management fees paid to FAF, after taking into account any fee waivers, for the funds’ most recently completed fiscal year. FAF provided advisory services pursuant to a different management agreement with a different fee schedule. FAF did not provide any administrative services under that agreement.

Management Fee
as a % of Average
Daily Net Assets

Nuveen Short Tax Free Fund	0.28%
Nuveen Intermediate Tax Free Fund	0.43%
Nuveen Tax Free Fund	0.41%
Nuveen California Tax Free Fund	0.07%
Nuveen Colorado Tax Free Fund	0.00%
Nuveen Minnesota Intermediate Municipal Bond Fund	0.37%
Nuveen Minnesota Municipal Bond Fund	0.34%
Nuveen Missouri Tax Free Fund	0.33%
Nuveen Nebraska Municipal Bond Fund	0.00%
Nuveen Ohio Tax Free Fund	0.00%
Nuveen Oregon Intermediate Municipal Bond Fund	0.35%

A discussion regarding the basis for the board’s approval of the funds’ current management agreement will appear in the funds’ semi-annual report to shareholders for the fiscal period ending December 31, 2010.

Sub-Advisor

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-advisor to each of the funds. Nuveen Asset Management manages the investment of the funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

Portfolio Managers

The portfolio managers primarily responsible for the funds’ management are:

Nuveen California Tax Free Fund. Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management. Mr. Romans began managing the fund in January 2011 in connection with the Transaction. He entered the financial services industry when he joined Nuveen Asset Management in 2000.

Nuveen Colorado Tax Free Fund. Christopher L. Drahn, Senior Vice President of Nuveen Asset Management, has managed the fund since June 2007 and, prior to that, he co-managed the fund since February 2000. He entered the financial services industry when he joined FAF in 1980. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

Nuveen Intermediate Tax Free Fund. Christopher L. Drahn has managed the fund since July 1998 and, prior to that, he co-managed the fund since February 1994. Information on Mr. Drahn appears above under “Nuveen Colorado Tax Free Fund.”

Nuveen Minnesota Intermediate Municipal Bond Fund. Christopher L. Drahn has managed the fund since January 1998 and, prior to that, he co-managed the fund since February 1994. Information on Mr. Drahn appears above under “Nuveen Colorado Tax Free Fund.”

Nuveen Minnesota Municipal Bond Fund. Douglas J. White, Senior Vice President of Nuveen Asset Management, has managed the fund since July 1988. He entered the financial services industry in 1983 and joined FAF in 1987. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

Nuveen Missouri Tax Free Fund. Christopher L. Drahn has managed the fund since December 2002. Information on Mr. Drahn appears above under “Nuveen Colorado Tax Free Fund.”

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 Section 3  Fund Management

Nuveen Nebraska Municipal Bond Fund. Douglas J. White has managed the fund since December 2010. Information on Mr. White appears above under “Nuveen Minnesota Municipal Bond Fund.”

Nuveen Ohio Tax Free Fund. Daniel J. Close, CFA, Senior Vice President of Nuveen Asset Management. Mr. Close began managing the fund in January 2011 in connection with the Transaction. He entered the financial services industry when he joined Nuveen Asset Management in 2000.

Nuveen Oregon Intermediate Municipal Bond Fund. Michael S. Hamilton, Vice President of Nuveen Asset Management, has managed the fund since May 1997. He entered the financial services industry when he joined FAF in 1989. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

Nuveen Short Tax Free Fund. Christopher L. Drahn has managed the fund since October 2002. Information on Mr. Drahn appears above under “Nuveen Colorado Tax Free Fund.”

Nuveen Tax Free Fund. Douglas J. White has managed the fund since September 2001. Information on Mr. White appears above under “Nuveen Minnesota Municipal Bond Fund.”

The statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the funds.

Section 3  Fund Management  53

Section 4  Shareholder Information

Pricing of Fund Shares

You may purchase, redeem, or exchange shares of the funds on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the SEC.

The funds have authorized certain investment professionals and financial institutions (“financial intermediaries”) to accept purchase, redemption, or exchange orders on their behalf. Your purchase or redemption price will be based on the net asset value (NAV) per share next calculated by the funds after your order is received by the funds or an authorized financial intermediary in proper form. Exchanges are also based on the NAV per share next calculated by the fund after your exchange request is received in proper form. See “Additional Information on Purchasing, Redeeming, and Exchanging Fund Shares—Calculating Net Asset Value” below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under “Purchasing Fund Shares,” “Redeeming Fund Shares,” or “Exchanging Fund Shares.”

Some financial intermediaries may charge a fee for helping you purchase, redeem, or exchange shares. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the funds.

Choosing a Share Class

The funds issue their shares two or more classes, as indicated by an “x” in the following table, with each class having a different cost structure. As noted below, only certain eligible investors can purchase Class Y shares of the funds, whereas Class A and Class C shares (the “Retail Share Classes”) are generally available to investors. You should decide which share class best suits your needs.

Share Class
Fund	A	C	Y

Nuveen Short Tax Free Fund	x	—	x
Nuveen Intermediate Tax Free Fund	x	x	x
Nuveen Tax Free Fund	x	x	x
Nuveen California Tax Free Fund	x	x	x
Nuveen Colorado Tax Free Fund	x	x	x
Nuveen Minnesota Intermediate Municipal Bond Fund	x	x	x
Nuveen Minnesota Municipal Bond Fund	x	x	x
Nuveen Missouri Tax Free Fund	x	x	x
Nuveen Nebraska Municipal Bond Fund	x	x	x
Nuveen Ohio Tax Free Fund	x	x	x
Nuveen Oregon Intermediate Municipal Bond Fund	x	—	x

Eligibility to Invest in Class Y Shares

Class Y shares generally are offered to group retirement and employee benefit plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.

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 Section 4  Shareholder Information

Class Share Overview

	Front-End		Contingent Deferred
	Sales Charge		Sales Charge		Annual 12b-1 Fees
	(FESC)		(CDSC)		(as a % of Net Assets)

Class A	2.25%-4.25%	[1]	None	[2]	0.25%
Class C3	None		1.00%	[4]	0.65%
Class Y	None		None		None

1	The FESC is reduced for larger purchases. See “Determining Your Share Price—Class A Shares” below.

2	Class A share investments of $1 million or more ($250,000 or more for Short Tax Free Fund) on which no FESC is paid may be subject to a CDSC of up to 1% (up to 0.60% for Short Tax Free Fund).

3	Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

4	A 1% CDSC applies if you redeem your Class C shares within 12 months of purchase.

Between the Retail Share Classes, Class A shares may be a better choice if your investment qualifies for a reduced sales charge. You should not place Class C share orders that would cause your total investment in Nuveen Mutual Funds Class A, Class B, and Class C shares to equal or exceed $1 million, using the aggregation principles discussed below under “Determining Your Share Price—Class A Shares—Reducing Your Sales Charge on Class A Shares.” To the extent operationally possible, these orders will be automatically rejected.

Class Y shares are generally a better choice than a Retail Share Class if you are eligible to purchase these share classes.

12b-1 Fees

Each fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act that allows the fund to pay its distributor an annual fee for the distribution and sale of its shares and/or for services provided to shareholders. The funds do not pay 12b-1 fees on Class Y shares. The 12b-1 fees paid by the funds are designated as distribution fees and/or shareholder servicing fees, as described here.

	Annual 12b-1 Fees
	(as a % of
	Average Daily Net Assets)
	Distribution	Shareholder
	Fee	Servicing Fee

Class A1	None	0.20%
Class C	0.40%	0.25%
Class Y	None	None

1	The distributor has agreed to limit its Class A share 12b-1 fees for Nuveen Intermediate Tax Free Fund and Nuveen Minnesota Intermediate Municipal Bond Fund to 0.15% of average daily net assets through January 31, 2012.

Because 12b-1 fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Determining Your Share Price

Because the current prospectus and statement of additional information are available on Nuveen Mutual Funds’ website free of charge, we do not disclose the following share class information separately on the website.

Class A Shares

Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The sales charge you pay may differ slightly from the amount set forth below because of rounding that occurs in the calculation used to determine your sales charge.

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Nuveen Short Tax Free Fund

	Sales Charge
	As a % of	As a % of Net
Purchase Amount	Offering Price	Amount Invested

Less than $50,000	2.25%	2.30%
$50,000 - $99,999	2.00%	2.04%
$100,000 - $249,999	1.25%	1.27%
$250,000 and over	0.00%	0.00%

Nuveen Intermediate Tax Free Fund
Nuveen Minnesota Intermediate Municipal Bond Fund
Nuveen Oregon Intermediate Municipal Bond Fund

	Sales Charge
	As a % of	As a % of Net
Purchase Amount	Offering Price	Amount Invested

Less than $50,000	2.25%	2.30%
$50,000 - $99,999	2.00%	2.04%
$100,000 - $249,999	1.75%	1.78%
$250,000 - $499,999	1.25%	1.27%
$500,000 - $999,999	1.00%	1.01%
$1 million and over	0.00%	0.00%

Nuveen California Tax Free Fund
Nuveen Colorado Tax Free Fund
Nuveen Minnesota Municipal Bond Fund
Nuveen Missouri Tax Free Fund
Nuveen Nebraska Municipal Bond Fund
Nuveen Ohio Tax Free Fund
Nuveen Tax Free Fund

	Sales Charge
	As a % of	As a % of Net
Purchase Amount	Offering Price	Amount Invested

Less than $50,000	4.25%	4.44%
$50,000 - $99,999	4.00%	4.17%
$100,000 - $249,999	3.50%	3.63%
$250,000 - $499,999	2.50%	2.56%
$500,000 - $999,999	2.00%	2.04%
$1 million and over	0.00%	0.00%

Reducing Your Sales Charge on Class A Shares. As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as follows.

Prior Purchases. Prior purchases of Class A, Class B, and Class C shares of any Nuveen Mutual Fund will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, including shares held in individual retirement, custodial or personal trust accounts. For example, let’s say you’re making a $10,000 investment and you already own other Nuveen Mutual Fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the funds and provide them with the records necessary to demonstrate the shares’ purchase price.

Purchases by Related Accounts. Concurrent and prior purchases by certain other accounts of Class A, Class B, and Class C shares of any Nuveen Mutual Fund also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it

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 Section 4  Shareholder Information

calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.

Letter of Intent. If you plan to make an aggregate investment of $50,000 or more over a 13-month period in Class A or Class C shares of one or more Nuveen Mutual Funds you may reduce your sales charge for Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a CDSC of up to 1% (up to 0.60% for Short Tax Free Fund). See “Class A Share Investments of Over $1 Million” below.

It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your financial intermediary, or Nuveen Investor Services if you are purchasing shares directly from the funds, and they will notify the fund.

You should provide your financial intermediary with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:

•	All of your accounts at your financial intermediary.
•	All of your accounts at any other financial intermediary.
•	All accounts of any related party (such as a spouse or dependent child) held with any financial intermediary.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your financial intermediary may have this information.

More information on these ways to reduce your sales charge appears in the statement of additional information.

Purchasing Class A Shares Without a Sales Charge. The following persons may purchase a fund’s Class A shares at net asset value without a sales charge:

•	Directors, full-time employees and retirees of the advisor and its affiliates.
•	Current and retired officers and directors of the funds.
•	Full-time employees of any broker-dealer authorized to sell fund shares.
•	Full-time employees of the fund’s counsel.
•	Members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).
•	Persons who purchase the funds through “one-stop” mutual fund networks through which the funds are made available.
•	Persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.
•	Trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.
•	Group retirement and employee benefit plans.

You must notify the funds or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.

Reinvesting After a Redemption. If you redeem Class A shares of a Nuveen Mutual Fund, you may reinvest in Class A shares of that fund or another Nuveen Mutual Fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your financial intermediary.

Class A Share Investments of Over $1 Million. There is no initial sales charge on Class A share purchases of $250,000 or more for Short Tax Free Fund and $1 million or more for each other fund (including purchases that reach such levels as a result of aggregating prior purchases and purchases by related accounts). However, your financial intermediary may receive a commission of up to 1% (up to 0.60% for Nuveen Short Tax Free Fund) on your purchase. If such a commission is paid, you will be assessed a CDSC of up to 1% (up to 0.60% for Nuveen Short Tax Free Fund) if you sell your shares within 18 months. The CDSC you pay may differ slightly

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from this amount because of rounding that occurs in the calculation used to determine your CDSC. To find out whether you will be assessed a CDSC, ask your financial intermediary.

The CDSC is based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class A shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under “Waiving Contingent Deferred Sales Charges.”

Class C Shares

Your purchase price for Class C shares is their net asset value—there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class C shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under “Waiving Contingent Deferred Sales Charges.”

Waiving Contingent Deferred Sales Charges

CDSCs on Class A and Class C share redemptions will be waived for:

•	Redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
•	Redemptions that equal the minimum required distribution from an IRA or other retirement plan to a shareholder who has reached the age of 70 1/2.
•	Redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account’s value. The systematic withdrawal limit will be based on the market value of your account at the time of each withdrawal.
•	Redemptions required as a result of over-contribution to an IRA plan.

Class Y Shares

Your purchase price for Class Y shares is their net asset value. This share class does not have a front-end sales charge or a CDSC.

Purchasing Fund Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box only will not be accepted. We may also ask for other identifying documents or information.

Purchasing Class A and Class C Shares

You can become a shareholder in any of the funds by making a minimum initial investment of $2,500. The minimum additional investment is $100.

The funds reserve the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

By Phone. You can purchase shares by calling your financial intermediary, if it has a sales agreement with the funds’ distributor. Once the initial minimum investment has been made, you can also place purchase orders in amounts equal to or greater than the minimum additional investment amount by calling Nuveen Investor Services at (800) 257-8787. Funds will be transferred electronically from your bank account through the Automated Clearing House (ACH) network. Before making a purchase by electronic funds transfer, you must submit a new account form to the funds and elect this option. Be sure to include all of your banking information on the form.

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By Wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the funds. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV, or public offering price as applicable based on your share class, calculated after the funds’ custodian receives your payment by wire. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

Regular U.S. Mail:	Overnight Express Mail:

Nuveen Mutual Funds	Nuveen Mutual Funds
P.O. Box 3011	615 East Michigan Street
Milwaukee, WI 53201-3011	Milwaukee, WI 53202

After you have established an account, you may continue to purchase shares by mailing your check to Nuveen Mutual Funds at the same address.

Please note the following:

•	All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to Nuveen Mutual Funds.
•	Cash, money orders, cashier’s checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, and credit cards will not be accepted. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.
•	If a check or ACH transaction does not clear your bank, the funds reserve the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.

By Systematic Investment Plan. After you have established an account, you may add to your investment on a regular basis:

•	by having $100 or more automatically withdrawn from your bank account on a periodic basis and invested in additional shares of the fund, or
•	through automatic monthly exchanges into the fund from certain Nuveen Mutual Funds of the same class.

You may apply for participation in either of these programs through your financial intermediary or by calling Nuveen Investor Services at (800) 257-8787.

Purchasing Class Y Shares

You may purchase Class Y shares by calling your financial intermediary. When purchasing shares, payment must generally be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The funds reserve the right to impose minimum investment amounts on clients of financial intermediaries that charge the funds or the advisor transaction or recordkeeping fees.

By Systematic Investment Plan. You may add to your investment on a regular, automatic basis through a systematic investment plan. You may apply for participation in this program through your financial intermediary.

Redeeming Fund Shares

Redeeming Class A and Class C Shares

When you redeem shares, the proceeds are normally sent on the next business day, but in no event more than seven days, after your request is received in proper form.

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By Phone. If you purchased shares through a financial intermediary, simply call them to redeem your shares.

If you did not purchase shares through a financial intermediary, you may redeem your shares by calling Nuveen Investor Services at (800) 257-8787. Proceeds can be wired to your bank account (if you have previously supplied your bank account information to the fund) or sent to you by check. The funds charge a $15 fee for wire redemptions, but have the right to waive this fee for shares redeemed through certain financial intermediaries and by certain accounts. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within two to three business days. The funds reserve the right to limit telephone redemptions to $50,000 per account per day.

If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail. To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

Regular U.S. Mail:	Overnight Express Mail:

Nuveen Mutual Funds	Nuveen Mutual Funds
P.O. Box 3011	615 East Michigan Street
Milwaukee, WI 53201-3011	Milwaukee, WI 53202

Your request should include the following information:

•	name of the fund
•	account number
•	dollar amount or number of shares redeemed
•	name on the account
•	signatures of all registered account owners

After you have established your account, signatures on a written request must be guaranteed if:

•	you would like redemption proceeds to be paid to any person, address, or bank account other than that on record.
•	you would like the redemption check mailed to an address other than the address on the fund’s records, or you have changed the address on the fund’s records within the last 30 days.
•	your redemption request is in excess of $50,000.
•	bank information related to an automatic investment plan, telephone purchase or telephone redemption has changed.

In addition to the situations described above, the funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

By Wire. You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the funds have your bank account information on file. If the funds do not have this information, you will need to send written instructions with your bank’s name and a voided check or pre-printed savings account deposit slip. You must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.

By Systematic Withdrawal Plan. If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. You may set up a

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systematic withdrawal when you complete a new account form or by calling your financial intermediary. You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Redeeming Class Y Shares

You may redeem Class Y shares by calling your financial intermediary. If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

By Systematic Withdrawal Plan. You may redeem a specific dollar amount from your account, on a regular, automatic basis through a systematic withdrawal plan. You may apply for participation in this program through your financial intermediary. You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Exchanging Fund Shares

Exchanging Shares

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging, and, if your shares are held with a financial intermediary, the financial intermediary must have the operational capacity to support exchanges. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statements of additional information for details.

The funds may change or cancel their exchange policy at any time upon 60 days’ notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges or reject any exchange.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Additional Information on Purchasing, Redeeming, and Exchanging Fund Shares

Calculating Net Asset Value

The funds generally calculate their NAVs as of 3:00 p.m. Central time every day the New York Stock Exchange is open. The funds do not calculate their NAVs on national holidays, or any other days, on which the NYSE is closed for trading.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares.

Investments and other assets will be valued at their market values. For securities traded on an exchange, we receive the price as reported by the exchange from one or more independent pricing services that have been approved by the funds’ board of directors. These independent pricing services also provide security valuations for certain other investments not traded on an exchange. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the funds’ board of directors. The types of securities for which such fair value pricing might be required include, but are not limited to:

•	Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;
•	Securities whose trading has been halted or suspended;

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•	Fixed-income securities that have gone into default and for which there is no current market value quotation; and
•	Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Frequent Trading of Fund Shares

The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds’ need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The funds’ Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions. The funds may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the funds. Despite the funds’ efforts to detect and prevent frequent trading, the funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The funds’ distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the funds through such accounts. Technical limitations in operational systems at such intermediaries or at the distributor may also limit the funds’ ability to detect and prevent frequent trading. In addition, the funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the funds’ Frequent Trading Policy and may be approved for use in instances where the funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation,

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return of excess contributions, and required minimum distributions. The funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to fund shareholders. The funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objective, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

Telephone Transactions

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include recording telephone conversations.

Once a telephone transaction has been placed, it generally cannot be canceled or modified.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Accounts with Low Balances

Each fund reserves the right to liquidate or assess a low balance fee to any account holding a balance that is less than the account balance minimum of $1,000 for any reason, including market fluctuation.

If a fund elects to liquidate or assess a low balance fee, then annually, on or about the second Wednesday of August, the fund will assess a $15 low balance account fee to certain retirement accounts, education savings plans, and UGMA/UTMA accounts that have balances under the account balance minimum. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication reminding them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation.

An intermediary may apply its own procedures in attempting to comply with the funds’ low balance account policy.

Redemption in Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, if you redeem more than $250,000 of a fund’s assets within a 30-day period, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of securities from the fund’s portfolio instead of cash. The advisor will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with these securities until their disposition.

Dividends and Distributions

Dividends from a fund’s net investment income are declared daily and paid monthly. Any capital gains are distributed at least once each year. Generally, you will begin to earn dividends on the next business day after the fund receives your payment and will continue to

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earn dividends through the business day immediately preceding the day the fund pays your redemption proceeds.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be paid in cash or reinvested in another Nuveen Mutual Fund with respect to which this dividend reinvestment option is available. This request may be made on your new account form, by contacting your financial intermediary, or by calling Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the statement of additional information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Federal Taxes on Distributions

Each fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its net assets in municipal securities the interest on which is subject to the federal alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders’ alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Nuveen Short Tax Free Fund’s, Nuveen Intermediate Tax Free Fund’s, and Nuveen Tax Free Fund’s exempt-interest dividends generally will be subject to state or local income taxes.

Dividends paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash. Distributions paid from taxable interest income will be taxed as ordinary income and not as “qualifying dividends” that are taxed at the same rate as long-term capital gains. Distributions of a fund’s long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The current 15% maximum tax rate applicable to capital gains and the favorable treatment of “qualified dividend” income are scheduled to expire after 2013.

Federal Taxes on Transactions

The sale of fund shares, or the exchange of one fund’s shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income. Unless applicable tax provisions are extended, the current 15% maximum tax rate applicable to capital gains is scheduled to expire after 2013.

If, in redemption of his or her shares, a shareholder receives a distribution of securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

State Taxes on Distributions

California Income Taxation. Nuveen California Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on California municipal securities will be excluded from the California taxable income of individuals, trusts, and estates. To meet these requirements, at least 50% of the value of the fund’s total assets

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must consist of obligations which pay interest that is exempt from California personal income tax. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. In addition, dividends derived from interest paid on California municipal bonds (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that California imposes on individuals, trusts, and estates.

Colorado Income Taxation. Dividends paid by Nuveen Colorado Tax Free Fund will be exempt from Colorado income taxes for individuals, trusts, estates, and corporations to the extent that they are derived from interest on Colorado municipal securities. In addition, dividends derived from interest on Colorado municipal securities (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that Colorado imposes on individuals, trusts, and estates.

Minnesota Income Taxation. Nuveen Minnesota Intermediate Municipal Bond Fund and Minnesota Municipal Bond Fund intend to comply with certain state tax requirements so that dividends they pay that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates, and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the funds must be derived from interest on Minnesota municipal securities. A portion of the funds’ dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.

Missouri Income Taxation. Dividends paid by Nuveen Missouri Tax Free Fund will be exempt from Missouri income taxes for individuals, estates, trusts, and corporations to the extent they are derived from interest on Missouri municipal obligations.

Nebraska Income Taxation. Dividends paid by Nuveen Nebraska Municipal Bond Fund will be exempt from Nebraska income taxes for individuals, trusts, estates, and corporations to the extent they are derived from interest on Nebraska municipal obligations. A portion of the fund’s dividends may be subject to the Nebraska minimum tax.

Ohio Income Taxation. Dividends paid by Nuveen Ohio Tax Free Fund will be exempt from Ohio income taxes for individuals, trusts, estates, and corporations to the extent they are derived from interest on Ohio municipal obligations.

Oregon Income Taxation. Dividends paid by Nuveen Oregon Intermediate Municipal Bond Fund will be exempt from Oregon income taxes for individuals, trusts, and estates to the extent that they are derived from interest on Oregon municipal securities. Such dividends will not be excluded from the Oregon taxable income of corporations.

More information about tax considerations that may affect the funds and their shareholders appears in the funds’ statement of additional information.

Compensation Paid to Financial Intermediaries

Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen Investments and the distributor of the funds, receives any front-end sales charge or CDSC that you pay and any 12b-1 fees paid by the funds. From this revenue, the distributor will pay financial intermediaries for the services they provide. The funds’ distributor retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The funds’ advisor and/or distributor may make additional payments to intermediaries from their own assets, as described below under “Additional Payments to Financial Intermediaries.”

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Sales Charge Reallowance

The distributor pays (or “reallows”) a portion of the front-end sales charge on Class A shares to your financial intermediary, as follows:

Nuveen Short Tax Free Fund

Maximum Reallowance
Purchase Amount	as a % of Purchase Price

Less than $50,000	2.00%
$50,000 - $99,999	1.75%
$100,000 - $249,999	1.00%
$250,000 and over	0.00%

Nuveen Intermediate Tax Free Fund
Nuveen Minnesota Intermediate Municipal Bond Fund
Nuveen Oregon Intermediate Municipal Bond Fund

Maximum Reallowance
Purchase Amount	as a % of Purchase Price

Less than $50,000	2.00%
$50,000 - $99,999	1.75%
$100,000 - $249,999	1.50%
$250,000 - $499,999	1.00%
$500,000 - $999,999	0.75%
$1 million and over	0.00%

Nuveen California Tax Free Fund
Nuveen Colorado Tax Free Fund
Nuveen Minnesota Municipal Bond Fund
Nuveen Missouri Tax Free Fund
Nuveen Nebraska Municipal Bond Fund
Nuveen Ohio Tax Free Fund
Nuveen Tax Free Fund

Maximum Reallowance
Purchase Amount	as a % of Purchase Price

Less than $50,000	4.00%
$50,000 - $99,999	3.75%
$100,000 - $249,999	3.25%
$250,000 - $499,999	2.25%
$500,000 - $999,999	1.75%
$1 million and over	0.00%

Sales Commissions

There is no initial sales charge on Class A share purchases of $250,000 or more for Short Tax Free Fund and $1 million or more for each other fund. However, your financial intermediary may receive a commission of up to 1% (up to 0.60% for Short Tax Free Fund) on your purchase. Although you pay no front-end sales charge when you buy Class C shares, the funds’ distributor pays a sales commission of 1% of the amount invested to intermediaries selling Class C shares.

12b-1 Fees

The funds’ distributor uses the 12b-1 shareholder servicing fee to compensate financial intermediaries for administrative services performed on behalf of the intermediaries’ customers. These intermediaries receive shareholder servicing fees of up to 0.20% of a fund’s Class A and

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0.25% of a fund’s Class C share average daily net assets attributable to shares sold through them (0.15% for Class A shares of Nuveen Intermediate Tax Free Fund and Nuveen Minnesota Intermediate Municipal Bond Fund). For Class A shares, the distributor begins to pay shareholder servicing fees to these intermediaries immediately after you purchase shares. For Class C shares, the distributor begins to pay shareholder servicing fees to these intermediaries one year after you purchase shares, but only if you continue to hold the shares at that time.

The funds’ distributor uses the 12b-1 distribution fee to compensate financial intermediaries for the sale of fund shares to their customers. The funds’ distributor pays intermediaries that sell Class C shares a 0.40% annual distribution fee beginning one year after the shares are sold.

In all cases, intermediaries continue to receive 12b-1 fees for as long as you hold fund shares.

Additional Payments to Financial Intermediaries

In addition to sales commissions and certain payments from distribution and service fees to financial intermediaries as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers, but may also include the payment of a lump sum for services provided. The level of payments that Nuveen is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. Nuveen may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the funds to you. The intermediary may elevate the prominence or profile of the funds within the intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the advisor and/or the distributor preferential or enhanced opportunities to promote the funds in various ways within the intermediary’s organization.

Fund Service Providers

The custodian of the assets of the funds is U.S. Bank National Association, 60 Livingston Avenue, St. Paul, MN 55101. U.S. Bancorp Fund Services, LLC, 615 East Michigan St., Milwaukee, WI 53202, acts as the funds’ transfer agent and as such performs bookkeeping and data processing for the maintenance of shareholder accounts.

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Staying Informed

Shareholder Reports

Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the report of independent registered public accounting firm. In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Nuveen Investor Services at (800) 257-8787.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations generally are mailed following each purchase or sale of fund shares, but some transactions, such as systematic purchases and dividend reinvestments, are reported on your account statement. Generally, the funds do not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Nuveen Investor Services at (800) 257-8787.

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 Section 4  Shareholder Information

Section 5  Financial Highlights

The tables that follow present performance information about the share classes of each fund offered during the most recently completed fiscal year. This information is intended to help you understand each fund’s financial performance for the past five years. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request.

Nuveen Short Tax Free Fund

	Per Share Data									Ratio/Supplemental Data
		Investment Operations:			Less Distributions:								Ratio of Net
			Realized									Ratio of	Investment
	Net		and				Net		Net		Ratio of Net	Expenses to	Income to
	Asset		Unrealized		Dividends		Asset		Assets,	Ratio of	Investment	Average	Average
	Value,	Net	Gains	Total From	(From Net		Value,		End of	Expenses	Income to	Net Assets	Net Assets	Portfolio
	Beginning of	Investment	(Losses) on	Investment	Investment	Total	End of	Total	Period	to Average	Average	(Excluding	(Excluding	Turnover
	Period	Income	Investments	Operations	Income)	Distributions	Period	Return(2,3)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares
Fiscal year ended June 30,
2010	$9.74	0.20	0.22	0.42	(0.18)	(0.18)	$9.98	4.38%	$7,168	0.74%	1.81%	1.06%	1.49%	45%
2009	$9.79	0.28	(0.07)	0.21	(0.26)	(0.26)	$9.74	2.17%	$3,376	0.75%	2.71%	1.11%	2.35%	70%
2008	$9.70	0.30	0.10	0.40	(0.31)	(0.31)	$9.79	4.17%	$2,308	0.75%	3.05%	1.11%	2.69%	58%
2007	$9.68	0.28	0.03	0.31	(0.29)	(0.29)	$9.70	3.22%	$2,410	0.75%	2.94%	1.08%	2.61%	57%
Fiscal period ended June 30,
2006(1)	$9.78	0.19	(0.09)	0.10	(0.20)	(0.20)	$9.68	1.02%	$3,321	0.75%	2.65%	1.08%	2.32%	22%
Fiscal year ended September 30,
2005	$9.96	0.24	(0.17)	0.07	(0.25)	(0.25)	$9.78	0.67%	$4,103	0.75%	2.46%	1.06%	2.15%	37%
Class Y Shares
Fiscal year ended June 30,
2010	$9.74	0.20	0.24	0.44	(0.20)	(0.20)	$9.98	4.53%	$310,783	0.59%	1.96%	0.81%	1.74%	45%
2009	$9.79	0.27	(0.05)	0.22	(0.27)	(0.27)	$9.74	2.32%	$178,950	0.60%	2.84%	0.86%	2.58%	70%
2008	$9.70	0.31	0.10	0.41	(0.32)	(0.32)	$9.79	4.33%	$143,985	0.60%	3.20%	0.86%	2.94%	58%
2007	$9.68	0.31	0.01	0.32	(0.30)	(0.30)	$9.70	3.37%	$161,468	0.60%	3.09%	0.83%	2.86%	57%
Fiscal period ended June 30,
2006(1)	$9.78	0.21	(0.10)	0.11	(0.21)	(0.21)	$9.68	1.13%	$235,900	0.60%	2.80%	0.83%	2.57%	22%
Fiscal year ended September 30,
2005	$9.96	0.26	(0.18)	0.08	(0.26)	(0.26)	$9.78	0.83%	$329,647	0.60%	2.62%	0.81%	2.41%	37%

(1)	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(3)	Total return would have been lower had certain expenses not been waived.

Section 5  Financial Highlights  69

Nuveen Intermediate Tax Free Fund

					Less Distributions
	Per Share Data									Ratio/Supplemental Data
		Investment Operations												Ratio of Net
			Realized										Ratio of	Investment
	Net		and					Net		Net		Ratio of Net	Expenses to	Income to
	Asset		Unrealized		Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average	Average
	Value,	Net	Gains	Total From	(From Net	(From Net		Value,		End of	Expenses to	Income to	Net Assets	Net Assets	Portfolio
	Beginning of	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	Average	Average	(Excluding	(Excluding	Turnover
	Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(2,4)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares
Fiscal year ended June 30,
2010	$10.46	0.43	0.44	0.87	(0.43)	—	(0.43)	$10.90	8.42%	$59,606	0.75%	4.01%	1.02%	3.74%	10%
2009	$10.51	0.45	(0.03)	0.42	(0.46)	(0.01)	(0.47)	$10.46	4.09%	$35,017	0.75%	4.29%	1.02%	4.02%	13%
2008	$10.63	0.44	(0.09)	0.35	(0.43)	(0.04)	(0.47)	$10.51	3.33%	$27,554	0.77%	4.10%	1.02%	3.85%	19%
2007	$10.63	0.44	0.01	0.45	(0.44)	(0.01)	(0.45)	$10.63	4.27%	$29,687	0.85%	4.08%	1.02%	3.91%	27%
Fiscal period ended June 30,
2006(1)	$10.92	0.32	(0.26)	0.06	(0.32)	(0.03)	(0.35)	$10.63	0.56%	$32,521	0.85%	3.95%	1.05%	3.75%	15%
Fiscal year ended September 30,
2005	$11.18	0.44	(0.19)	0.25	(0.45)	(0.06)	(0.51)	$10.92	2.31%	$34,658	0.85%	3.98%	1.05%	3.78%	15%
Class C Shares
Fiscal period ended June 30,
2010(3)	$10.76	0.25	0.18	0.43	(0.25)	—	(0.25)	$10.94	4.05%	$1,484	1.35%	3.44%	1.42%	3.37%	10%
Class Y Shares
Fiscal year ended June 30,
2010	$10.43	0.44	0.44	0.88	(0.44)	—	(0.44)	$10.87	8.50%	$716,452	0.70%	4.05%	0.77%	3.98%	10%
2009	$10.49	0.45	(0.04)	0.41	(0.46)	(0.01)	(0.47)	$10.43	4.05%	$642,395	0.70%	4.34%	0.77%	4.27%	13%
2008	$10.61	0.44	(0.08)	0.36	(0.44)	(0.04)	(0.48)	$10.49	3.41%	$630,820	0.70%	4.17%	0.77%	4.10%	19%
2007	$10.61	0.45	0.01	0.46	(0.45)	(0.01)	(0.46)	$10.61	4.43%	$554,618	0.70%	4.23%	0.77%	4.16%	27%
Fiscal period ended June 30,
2006(1)	$10.90	0.33	(0.26)	0.07	(0.33)	(0.03)	(0.36)	$10.61	0.67%	$596,306	0.70%	4.10%	0.80%	4.00%	15%
Fiscal year ended September 30,
2005	$11.16	0.46	(0.19)	0.27	(0.47)	(0.06)	(0.53)	$10.90	2.47%	$641,141	0.70%	4.13%	0.80%	4.03%	15%

(1)	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(3)	Commenced operations on October 28, 2009. All ratios for the period October 28, 2009 to June 30, 2010 have been annualized, except total return and portfolio turnover.
(4)	Total return would have been lower had certain expenses not been waived.

 70
 Section 5  Financial Highlights

Nuveen Tax Free Fund

					Less Distributions
	Per Share Data									Ratios/Supplemental Data
		Income From Investment Operations												Ratio of Net
			Realized										Ratio of	Investment
	Net		and					Net		Net		Ratio of Net	Expenses to	Income to
	Asset		Unrealized		Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average	Average
	Value,	Net	Gains	Total From	(From Net	(From Net		Value,		End of	Expenses to	Income to	Net Assets	Net Assets	Portfolio
	Beginning of	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	Average	Average	(Excluding	(Excluding	Turnover
	Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(2,3)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares
Fiscal year ended June 30,
2010	$9.65	0.49	0.97	1.46	(0.50)	—	(0.50)	$10.61	15.32%	$45,885	0.75%	4.70%	1.04%	4.41%	25%
2009	$10.26	0.48	(0.59)	(0.11)	(0.48)	(0.02)	(0.50)	$9.65	–0.80%	$35,276	0.75%	5.07%	1.04%	4.78%	34%
2008	$10.77	0.45	(0.46)	(0.01)	(0.44)	(0.06)	(0.50)	$10.26	–0.05%	$35,557	0.78%	4.28%	1.02%	4.04%	52%
2007	$10.86	0.45	—	0.45	(0.45)	(0.09)	(0.54)	$10.77	4.16%	$37,760	0.95%	4.08%	1.03%	4.00%	31%
Fiscal period ended June 30,
2006(1)	$11.10	0.35	(0.20)	0.15	(0.35)	(0.04)	(0.39)	$10.86	1.37%	$36,519	0.95%	4.28%	1.06%	4.17%	13%
Fiscal year ended September 30,
2005	$11.18	0.47	0.03	0.50	(0.47)	(0.11)	(0.58)	$11.10	4.51%	$38,205	0.95%	4.20%	1.06%	4.09%	8%
Class C Shares
Fiscal year ended June 30,
2010	$9.61	0.43	0.96	1.39	(0.44)	—	(0.44)	$10.56	14.60%	$5,698	1.35%	4.09%	1.44%	4.00%	25%
2009	$10.21	0.42	(0.57)	(0.15)	(0.43)	(0.02)	(0.45)	$9.61	–1.30%	$3,442	1.35%	4.48%	1.44%	4.39%	34%
2008	$10.72	0.39	(0.45)	(0.06)	(0.39)	(0.06)	(0.45)	$10.21	–0.61%	$3,104	1.35%	3.72%	1.43%	3.64%	52%
2007	$10.81	0.40	0.01	0.41	(0.41)	(0.09)	(0.50)	$10.72	3.76%	$2,495	1.35%	3.67%	1.51%	3.51%	31%
Fiscal period ended June 30,
2006(1)	$11.05	0.32	(0.20)	0.12	(0.32)	(0.04)	(0.36)	$10.81	1.06%	$2,210	1.35%	3.87%	1.81%	3.41%	13%
Fiscal year ended September 30,
2005	$11.13	0.42	0.03	0.45	(0.42)	(0.11)	(0.53)	$11.05	4.13%	$2,712	1.35%	3.80%	1.81%	3.34%	8%
Class Y Shares
Fiscal year ended June 30,
2010	$9.66	0.49	0.97	1.46	(0.50)	—	(0.50)	$10.62	15.36%	$444,217	0.70%	4.77%	0.79%	4.68%	25%
2009	$10.27	0.49	(0.59)	(0.10)	(0.49)	(0.02)	(0.51)	$9.66	–0.75%	$381,048	0.70%	5.10%	0.79%	5.01%	34%
2008	$10.78	0.46	(0.46)	—	(0.45)	(0.06)	(0.51)	$10.27	0.04%	$448,774	0.70%	4.36%	0.78%	4.28%	52%
2007	$10.87	0.48	—	0.48	(0.48)	(0.09)	(0.57)	$10.78	4.42%	$539,360	0.70%	4.32%	0.78%	4.24%	31%
Fiscal period ended June 30,
2006(1)	$11.11	0.37	(0.20)	0.17	(0.37)	(0.04)	(0.41)	$10.87	1.57%	$455,910	0.70%	4.53%	0.81%	4.42%	13%
Fiscal year ended September 30,
2005	$11.19	0.50	0.02	0.52	(0.49)	(0.11)	(0.60)	$11.11	4.77%	$436,303	0.70%	4.45%	0.81%	4.34%	8%

(1)	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(3)	Total return would have been lower had certain expenses not been waived.

Section 5  Financial Highlights  71

Nuveen California Tax Free Fund

					Less Distributions
	Per Share Data									Ratios/Supplemental Data
		Investment Operations												Ratio of Net
			Realized										Ratio of	Investment
	Net		and					Net		Net		Ratio of Net	Expenses to	Income to
	Asset		Unrealized		Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average	Average
	Value,	Net	Gains	Total From	(From Net	(From Net		Value,		End of	Expenses to	Income to	Net Assets	Net Assets	Portfolio
	Beginning of	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	Average	Average	(Excluding	(Excluding	Turnover
	Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(2,3)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares
Fiscal year ended June 30,
2010	$10.27	0.47	0.63	1.10	(0.46)	(0.03)	(0.49)	$10.88	10.89%	$17,315	0.65%	4.36%	1.18%	3.83%	16%
2009	$10.71	0.46	(0.44)	0.02	(0.46)	—	(0.46)	$10.27	0.29%	$16,417	0.65%	4.51%	1.28%	3.88%	27%
2008	$10.98	0.46	(0.23)	0.23	(0.46)	(0.04)	(0.50)	$10.71	2.11%	$12,076	0.67%	4.19%	1.46%	3.40%	45%
2007	$10.96	0.45	0.06	0.51	(0.45)	(0.04)	(0.49)	$10.98	4.62%	$11,375	0.75%	4.00%	1.46%	3.29%	36%
Fiscal period ended June 30,
2006(1)	$11.24	0.33	(0.26)	0.07	(0.33)	(0.02)	(0.35)	$10.96	0.63%	$10,783	0.75%	3.99%	1.34%	3.40%	24%
Fiscal year ended September 30,
2005	$11.40	0.44	(0.05)	0.39	(0.44)	(0.11)	(0.55)	$11.24	3.50%	$11,888	0.75%	3.88%	1.15%	3.48%	14%
Class C Shares
Fiscal year ended June 30,
2010	$10.28	0.41	0.64	1.05	(0.41)	(0.03)	(0.44)	$10.89	10.33%	$4,674	1.15%	3.86%	1.58%	3.43%	16%
2009	$10.72	0.41	(0.44)	(0.03)	(0.41)	—	(0.41)	$10.28	–0.21%	$4,064	1.15%	4.01%	1.68%	3.48%	27%
2008	$10.99	0.40	(0.22)	0.18	(0.41)	(0.04)	(0.45)	$10.72	1.61%	$2,480	1.15%	3.68%	1.85%	2.98%	45%
2007	$10.97	0.41	0.05	0.46	(0.40)	(0.04)	(0.44)	$10.99	4.17%	$1,507	1.15%	3.60%	1.98%	2.77%	36%
Fiscal period ended June 30,
2006(1)	$11.25	0.30	(0.26)	0.04	(0.30)	(0.02)	(0.32)	$10.97	0.33%	$3,592	1.15%	3.60%	2.09%	2.66%	24%
Fiscal year ended September 30,
2005	$11.41	0.40	(0.05)	0.35	(0.40)	(0.11)	(0.51)	$11.25	3.11%	$3,068	1.15%	3.47%	1.90%	2.72%	14%
Class Y Shares
Fiscal year ended June 30,
2010	$10.27	0.48	0.64	1.12	(0.48)	(0.03)	(0.51)	$10.88	11.06%	$81,609	0.50%	4.51%	0.93%	4.08%	16%
2009	$10.71	0.48	(0.45)	0.03	(0.47)	—	(0.47)	$10.27	0.44%	$77,616	0.50%	4.62%	1.03%	4.09%	27%
2008	$10.98	0.48	(0.23)	0.25	(0.48)	(0.04)	(0.52)	$10.71	2.28%	$30,485	0.50%	4.36%	1.20%	3.66%	45%
2007	$10.97	0.47	0.05	0.52	(0.47)	(0.04)	(0.51)	$10.98	4.78%	$24,835	0.50%	4.25%	1.21%	3.54%	36%
Fiscal period ended June 30,
2006(1)	$11.25	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	$10.97	0.82%	$21,767	0.50%	4.24%	1.09%	3.65%	24%
Fiscal year ended September 30,
2005	$11.40	0.47	(0.04)	0.43	(0.47)	(0.11)	(0.58)	$11.25	3.85%	$19,556	0.50%	4.12%	0.90%	3.72%	14%

(1)	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(3)	Total return would have been lower had certain expenses not been waived.

 72
 Section 5  Financial Highlights

Nuveen Colorado Tax Free Fund

					Less Distributions
	Per Share Data									Ratios/Supplemental Data
		Investment Operations												Ratio of Net
			Realized										Ratio of	Investment
	Net		and					Net		Net		Ratio of Net	Expenses to	Income to
	Asset		Unrealized		Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average Net	Average
	Value,	Net	Gains	Total From	(From Net	(From Net		Value,		End of	Expenses to	Income to	Assets	Net Assets	Portfolio
	Beginning of	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	Average	Average	(Excluding	(Excluding	Turnover
	Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(2,3)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares
Fiscal year ended June 30,
2010	$9.60	0.43	0.60	1.03	(0.42)	(0.09)	(0.51)	$10.12	10.91%	$10,811	0.75%	4.23%	1.29%	3.69%	25%
2009	$10.28	0.41	(0.56)	(0.15)	(0.45)	(0.08)	(0.53)	$9.60	–1.20%	$11,088	0.75%	4.58%	1.45%	3.88%	41%
2008	$10.61	0.48	(0.33)	0.15	(0.45)	(0.03)	(0.48)	$10.28	1.52%	$5,815	0.75%	4.40%	1.80%	3.35%	49%
2007	$10.73	0.46	(0.02)	0.44	(0.48)	(0.08)	(0.56)	$10.61	4.13%	$8,788	0.75%	4.27%	1.75%	3.27%	47%
Fiscal period ended June 30,
2006(1)	$11.30	0.35	(0.26)	0.09	(0.34)	(0.32)	(0.66)	$10.73	0.77%	$8,507	0.75%	4.30%	1.52%	3.53%	35%
Fiscal year ended September 30,
2005	$11.52	0.49	(0.11)	0.38	(0.51)	(0.09)	(0.60)	$11.30	3.36%	$8,362	0.75%	4.23%	1.18%	3.80%	30%
Class C Shares
Fiscal year ended June 30,
2010	$9.57	0.38	0.61	0.99	(0.38)	(0.09)	(0.47)	$10.09	10.51%	$3,172	1.15%	3.83%	1.69%	3.29%	25%
2009	$10.26	0.41	(0.61)	(0.20)	(0.41)	(0.08)	(0.49)	$9.57	–1.70%	$2,891	1.15%	4.19%	1.85%	3.49%	41%
2008	$10.59	0.42	(0.31)	0.11	(0.41)	(0.03)	(0.44)	$10.26	1.12%	$2,859	1.15%	3.98%	2.20%	2.93%	49%
2007	$10.71	0.42	(0.02)	0.40	(0.44)	(0.08)	(0.52)	$10.59	3.72%	$2,888	1.15%	3.87%	2.24%	2.78%	47%
Fiscal period ended June 30,
2006(1)	$11.28	0.32	(0.27)	0.05	(0.30)	(0.32)	(0.62)	$10.71	0.47%	$3,007	1.15%	3.90%	2.27%	2.78%	35%
Fiscal year ended September 30,
2005	$11.50	0.43	(0.10)	0.33	(0.46)	(0.09)	(0.55)	$11.28	2.95%	$3,423	1.15%	3.83%	1.93%	3.05%	30%
Class Y Shares
Fiscal year ended June 30,
2010	$9.62	0.45	0.61	1.06	(0.45)	(0.09)	(0.54)	$10.14	11.16%	$49,244	0.50%	4.48%	1.04%	3.94%	25%
2009	$10.29	0.44	(0.58)	(0.14)	(0.45)	(0.08)	(0.53)	$9.62	–0.85%	$51,521	0.50%	4.81%	1.20%	4.11%	41%
2008	$10.63	0.49	(0.32)	0.17	(0.48)	(0.03)	(0.51)	$10.29	1.67%	$15,889	0.50%	4.63%	1.55%	3.58%	49%
2007	$10.75	0.50	(0.03)	0.47	(0.51)	(0.08)	(0.59)	$10.63	4.39%	$13,477	0.50%	4.51%	1.50%	3.51%	47%
Fiscal period ended June 30,
2006(1)	$11.32	0.37	(0.26)	0.11	(0.36)	(0.32)	(0.68)	$10.75	0.96%	$10,181	0.50%	4.58%	1.27%	3.81%	35%
Fiscal year ended September 30,
2005	$11.53	0.51	(0.09)	0.42	(0.54)	(0.09)	(0.63)	$11.32	3.70%	$8,363	0.50%	4.48%	0.93%	4.05%	30%

(1)	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(3)	Total return would have been lower had certain expenses not been waived.

Section 5  Financial Highlights  73

Nuveen Minnesota Intermediate Municipal Bond Fund

					Less Distributions
	Per Share Data									Ratio/Supplemental Data
		Investment Operations												Ratio of Net
			Realized										Ratio of	Investment
	Net		and					Net		Net		Ratio of Net	Expenses to	Income
	Asset		Unrealized		Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average	to Average
	Value,	Net	Gains	Total From	(from net	(from net		Value,		End of	Expenses	Income to	Net Assets	Net Assets	Portfolio
	Beginning of	Investment	(Losses) on	Investment	investment	realized	Total	End of	Total	Period	to Average	Average	(excluding	(excluding	Turnover
	Period	Income	Investments	Operations	income)	gains)	Distributions	Period	Return(2,4)	(000)	Net Assets	Net Assets	waivers)	waivers)	Rate

Class A Shares
Fiscal year ended June 30,
2010	$9.67	0.36	0.46	0.82	(0.36)	(0.01)	(0.37)	$10.12	8.51%	$34,957	0.75%	3.61%	1.08%	3.28%	9%
2009	$9.75	0.38	(0.05)	0.33	(0.38)	(0.03)	(0.41)	$9.67	3.53%	$23,019	0.75%	4.00%	1.07%	3.68%	18%
2008	$9.83	0.39	(0.05)	0.34	(0.39)	(0.03)	(0.42)	$9.75	3.53%	$22,059	0.77%	3.95%	1.07%	3.65%	15%
2007	$9.88	0.39	(0.01)	0.38	(0.38)	(0.05)	(0.43)	$9.83	3.87%	$21,153	0.85%	3.86%	1.07%	3.64%	18%
Fiscal period ended June 30,
2006(1)	$10.16	0.29	(0.22)	0.07	(0.29)	(0.06)	(0.35)	$9.88	0.74%	$26,526	0.85%	3.85%	1.08%	3.62%	11%
Fiscal year ended September 30,
2005	$10.34	0.39	(0.15)	0.24	(0.39)	(0.03)	(0.42)	$10.16	2.33%	$32,326	0.85%	3.78%	1.06%	3.57%	15%
Class C Shares
Fiscal period ended June 30,
2010(3)	$9.94	0.21	0.20	0.41	(0.20)	(0.01)	(0.21)	$10.14	4.15%	$3,965	1.35%	3.00%	1.48%	2.87%	9%
Class Y Shares
Fiscal year ended June 30,
2010	$9.62	0.36	0.45	0.81	(0.36)	(0.01)	(0.37)	$10.06	8.50%	$193,443	0.70%	3.66%	0.83%	3.53%	9%
2009	$9.69	0.39	(0.04)	0.35	(0.39)	(0.03)	(0.42)	$9.62	3.71%	$172,440	0.70%	4.04%	0.82%	3.92%	18%
2008	$9.78	0.39	(0.05)	0.34	(0.40)	(0.03)	(0.43)	$9.69	3.51%	$175,681	0.70%	4.02%	0.82%	3.90%	15%
2007	$9.83	0.40	—	0.40	(0.40)	(0.05)	(0.45)	$9.78	4.05%	$168,920	0.70%	4.01%	0.82%	3.89%	18%
Fiscal period ended June 30,
2006(1)	$10.11	0.30	(0.22)	0.08	(0.30)	(0.06)	(0.36)	$9.83	0.85%	$175,485	0.70%	4.00%	0.83%	3.87%	11%
Fiscal year ended September 30,
2005	$10.29	0.40	(0.15)	0.25	(0.40)	(0.03)	(0.43)	$10.11	2.50%	$197,251	0.70%	3.93%	0.81%	3.82%	15%

(1)	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(3)	Commenced operations on October 28, 2009. All ratios for the period October 28, 2009 to June 30, 2010 have been annualized, except total return and portfolio turnover.
(4)	Total return would have been lower had certain expenses not been waived.

 74
 Section 5  Financial Highlights

Nuveen Minnesota Municipal Bond Fund

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions									Ratio of Net
			Realized										Ratio of	Investment
	Net		And					Net		Net		Ratio of Net	Expenses to	Income to
	Asset		Unrealized	Total	Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average	Average
	Value,	Net	Gains	From	(From Net	(From Net		Value		End of	Expenses to	Income to	Net Assets	Net Assets	Portfolio
	Beginning	Investment	(Losses) on	Investment	Investment	Investment	Total	End of	Total	Period	Average	Average	(Excluding	(Excluding	Turnover
	of Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(2,3)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares
Fiscal year ended June 30,
2010	$9.98	0.41	0.89	1.30	(0.41)	—	(0.41)	$10.87	13.19%	$91,922	0.85%	3.86%	1.11%	3.60%	34%
2009	$10.48	0.43	(0.44)	(0.01)	(0.43)	(0.06)	(0.49)	$9.98	0.07%	$87,218	0.85%	4.32%	1.11%	4.06%	28%
2008	$10.93	0.44	(0.38)	0.06	(0.45)	(0.06)	(0.51)	$10.48	0.54%	$102,089	0.87%	4.14%	1.10%	3.91%	37%
2007	$10.97	0.46	(0.02)	0.44	(0.45)	(0.03)	(0.48)	$10.93	4.05%	$106,732	0.95%	4.10%	1.10%	3.95%	20%
Fiscal period ended June 30,
2006(1)	$11.21	0.35	(0.21)	0.14	(0.35)	(0.03)	(0.38)	$10.97	1.28%	$101,142	0.95%	4.15%	1.10%	4.00%	11%
Fiscal year ended September 30,
2005	$11.23	0.45	0.03	0.48	(0.45)	(0.05)	(0.50)	$11.21	4.42%	$106,783	0.95%	4.04%	1.06%	3.93%	16%
Class C Shares
Fiscal year ended June 30,
2010	$9.94	0.36	0.88	1.24	(0.36)	—	(0.36)	$10.82	12.58%	$26,772	1.35%	3.35%	1.51%	3.19%	34%
2009	$10.44	0.38	(0.44)	(0.06)	(0.38)	(0.06)	(0.44)	$9.94	—0.42%	$20,489	1.35%	3.82%	1.51%	3.66%	28%
2008	$10.89	0.40	(0.39)	0.01	(0.40)	(0.06)	(0.46)	$10.44	0.06%	$20,061	1.35%	3.63%	1.50%	3.48%	37%
2007	$10.93	0.42	(0.02)	0.40	(0.41)	(0.03)	(0.44)	$10.89	3.65%	$14,221	1.35%	3.69%	1.58%	3.46%	20%
Fiscal period ended June 30,
2006(1)	$11.17	0.31	(0.20)	0.11	(0.32)	(0.03)	(0.35)	$10.93	0.98%	$10,359	1.35%	3.75%	1.85%	3.25%	11%
Fiscal year ended September 30,
2005	$11.19	0.41	0.03	0.44	(0.41)	(0.05)	(0.46)	$11.17	4.02%	$9,841	1.35%	3.64%	1.81%	3.18%	16%
Class Y Shares
Fiscal year ended June 30,
2010	$9.97	0.42	0.90	1.32	(0.43)	—	(0.43)	$10.86	13.37%	$52,639	0.70%	4.00%	0.86%	3.84%	34%
2009	$10.47	0.44	(0.44)	—	(0.44)	(0.06)	(0.50)	$9.97	0.23%	$42,093	0.70%	4.47%	0.86%	4.31%	28%
2008	$10.92	0.46	(0.38)	0.08	(0.47)	(0.06)	(0.53)	$10.47	0.71%	$44,993	0.70%	4.32%	0.85%	4.17%	37%
2007	$10.96	0.48	(0.01)	0.47	(0.48)	(0.03)	(0.51)	$10.92	4.31%	$56,181	0.70%	4.35%	0.85%	4.20%	20%
Fiscal period ended June 30,
2006(1)	$11.20	0.36	(0.20)	0.16	(0.37)	(0.03)	(0.40)	$10.96	1.47%	$48,760	0.70%	4.40%	0.85%	4.25%	11%
Fiscal year ended September 30,
2005	$11.22	0.48	0.03	0.51	(0.48)	(0.05)	(0.53)	$11.20	4.69%	$46,471	0.70%	4.29%	0.81%	4.18%	16%

(1)	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(3)	Total return would have been lower had certain expenses not been waived.

Section 5  Financial Highlights  75

Nuveen Missouri Tax Free Fund

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions									Ratio of Net
			Realized										Ratio of	Investment
	Net		and					Net		Net		Ratio of	Expenses to	Income to
	Asset		Unrealized	Total	Dividends	Distributions		Asset		Assets,	Ratio of	Net Investment	Average	Average
	Value,	Net	Gains	From	(From Net	(From Net		Value,		End of	Expenses to	Income to	Net Assets	Net Assets	Portfolio
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	Average	Average	(Excluding	(Excluding	Turnover
	of Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(2,4)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares
Fiscal year ended June 30,
2010	$11.11	0.48	0.66	1.14	(0.48)	(0.09)	(0.57)	$11.68	10.41%	$23,830	0.85%	4.14%	1.12%	3.87%	15%
2009	$11.40	0.47	(0.26)	0.21	(0.47)	(0.03)	(0.50)	$11.11	2.01%	$22,766	0.95%	4.25%	1.12%	4.08%	17%
2008	$11.72	0.46	(0.29)	0.17	(0.46)	(0.03)	(0.49)	$11.40	1.44%	$23,135	0.95%	3.92%	1.10%	3.77%	20%
2007	$11.76	0.45	0.05	0.50	(0.45)	(0.09)	(0.54)	$11.72	4.23%	$24,945	0.95%	3.78%	1.10%	3.63%	33%
Fiscal period ended June 30,
2006(1)	$12.14	0.34	(0.29)	0.05	(0.34)	(0.09)	(0.43)	$11.76	0.38%	$26,972	0.95%	3.74%	1.09%	3.60%	20%
Fiscal year ended September 30,
2005	$12.32	0.45	(0.12)	0.33	(0.45)	(0.06)	(0.51)	$12.14	2.74%	$30,188	0.95%	3.65%	1.06%	3.54%	19%
Class C Shares
Fiscal year ended June 30,
2010	$11.08	0.43	0.66	1.09	(0.43)	(0.09)	(0.52)	$11.65	9.90%	$1,653	1.35%	3.62%	1.52%	3.45%	15%
2009	$11.36	0.43	(0.25)	0.18	(0.43)	(0.03)	(0.46)	$11.08	1.70%	$757	1.35%	3.85%	1.52%	3.68%	17%
2008	$11.69	0.41	(0.30)	0.11	(0.41)	(0.03)	(0.44)	$11.36	0.95%	$406	1.35%	3.53%	1.50%	3.38%	20%
2007	$11.73	0.41	0.04	0.45	(0.40)	(0.09)	(0.49)	$11.69	3.84%	$518	1.35%	3.35%	1.57%	3.13%	33%
Fiscal period ended June 30,
2006(1)	$12.12	0.30	(0.30)	0.00	(0.30)	(0.09)	(0.39)	$11.73	0.00%	$214	1.35%	3.34%	1.84%	2.85%	20%
Fiscal year ended September 30,
2005	$12.29	0.40	(0.11)	0.29	(0.40)	(0.06)	(0.46)	$12.12	2.42%	$190	1.35%	3.25%	1.81%	2.79%	19%
Class Y Shares
Fiscal year ended June 30,
2010	$11.12	0.50	0.66	1.16	(0.50)	(0.09)	(0.59)	$11.69	10.57%	$137,049	0.70%	4.29%	0.87%	4.12%	15%
2009	$11.40	0.49	(0.24)	0.25	(0.50)	(0.03)	(0.53)	$11.12	2.36%	$119,522	0.70%	4.49%	0.87%	4.32%	17%
2008	$11.73	0.48	(0.30)	0.18	(0.48)	(0.03)	(0.51)	$11.40	1.60%	$137,746	0.70%	4.17%	0.85%	4.02%	20%
2007	$11.76	0.48	0.06	0.54	(0.48)	(0.09)	(0.57)	$11.73	4.58%	$130,644	0.70%	4.03%	0.85%	3.88%	33%
Fiscal period ended June 30,
2006(1)	$12.15	0.36	(0.30)	0.06	(0.36)	(0.09)	(0.45)	$11.76	0.49%	$138,394	0.70%	3.99%	0.84%	3.85%	20%
Fiscal year ended September 30,
2005	$12.32	0.48	(0.11)	0.37	(0.48)	(0.06)	(0.54)	$12.15	3.08%	$151,710	0.70%	3.90%	0.81%	3.79%	19%

(1)	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(3)	Total return would have been lower had certain expenses not been waived.

 76
 Section 5  Financial Highlights

Nuveen Nebraska Municipal Bond Fund

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions									Ratio of Net
			Realized									Ratio of	Ratio of	Investment
	Net		and					Net		Net		Net	Expenses to	Income to
	Asset		Unrealized	Total	Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average	Average
	Value,	Net	Gains	From	(From net	(From Net		Value,		End of	Expenses to	Income to	Net Assets	Net Assets	Portfolio
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	Average	Average	(Excluding	(Excluding	Turnover
	of Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(2,3)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares
Fiscal year ended June 30,
2010	$9.84	0.41	0.49	0.90	(0.40)	—	(0.40)	$10.34	9.26%	$6,333	0.75%	4.01%	1.46%	3.30%	18%
2009	$10.06	0.43	(0.21)	0.22	(0.44)	—	(0.44)	$9.84	2.33%	$5,847	0.75%	4.41%	1.50%	3.66%	34%
2008	$10.30	0.42	(0.20)	0.22	(0.41)	(0.05)	(0.46)	$10.06	2.19%	$5,689	0.75%	4.06%	1.47%	3.34%	22%
2007	$10.33	0.42	0.02	0.44	(0.42)	(0.05)	(0.47)	$10.30	4.24%	$7,091	0.75%	3.97%	1.44%	3.28%	39%
Fiscal period ended June 30,
2006(1)	$10.58	0.31	(0.24)	0.07	(0.30)	(0.02)	(0.32)	$10.33	0.65%	$6,910	0.75%	3.89%	1.30%	3.34%	35%
Fiscal year ended September 30,
2005	$10.66	0.39	(0.05)	0.34	(0.42)	—	(0.42)	$10.58	3.20%	$7,136	0.75%	3.78%	1.12%	3.41%	21%
Class C Shares
Fiscal year ended June 30,
2010	$9.76	0.38	0.48	0.86	(0.36)	—	(0.36)	$10.26	8.91%	$4,181	1.15%	3.62%	1.86%	2.91%	18%
2009	$9.99	0.39	(0.22)	0.17	(0.40)	—	(0.40)	$9.76	1.84%	$2,585	1.15%	4.02%	1.90%	3.27%	34%
2008	$10.23	0.38	(0.20)	0.18	(0.37)	(0.05)	(0.42)	$9.99	1.81%	$1,798	1.15%	3.65%	1.87%	2.93%	22%
2007	$10.26	0.37	0.02	0.39	(0.37)	(0.05)	(0.42)	$10.23	3.86%	$1,559	1.15%	3.56%	1.92%	2.79%	39%
Fiscal period ended June 30,
2006(1)	$10.50	0.27	(0.22)	0.05	(0.27)	(0.02)	(0.29)	$10.26	0.46%	$1,487	1.15%	3.49%	2.05%	2.59%	35%
Fiscal year ended September 30,
2005	$10.58	0.35	(0.06)	0.29	(0.37)	—	(0.37)	$10.50	2.81%	$1,565	1.15%	3.38%	1.87%	2.66%	21%
Class Y Shares
Fiscal year ended June 30,
2010	$9.83	0.44	0.50	0.94	(0.43)	—	(0.43)	$10.34	9.65%	$31,757	0.50%	4.26%	1.21%	3.55%	18%
2009	$10.06	0.45	(0.22)	0.23	(0.46)	—	(0.46)	$9.83	2.48%	$30,689	0.50%	4.67%	1.25%	3.92%	34%
2008	$10.30	0.44	(0.19)	0.25	(0.44)	(0.05)	(0.49)	$10.06	2.45%	$29,533	0.50%	4.31%	1.22%	3.59%	22%
2007	$10.33	0.44	0.02	0.46	(0.44)	(0.05)	(0.49)	$10.30	4.51%	$32,502	0.50%	4.22%	1.19%	3.53%	39%
Fiscal period ended June 30,
2006(1)	$10.58	0.32	(0.23)	0.09	(0.32)	(0.02)	(0.34)	$10.33	0.85%	$31,347	0.50%	4.14%	1.05%	3.59%	35%
Fiscal year ended September 30,
2005	$10.66	0.43	(0.07)	0.36	(0.44)	—	(0.44)	$10.58	3.45%	$32,418	0.50%	4.03%	0.87%	3.66%	21%

(1)	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(3)	Total return would have been lower had certain expenses not been waived.

Section 5  Financial Highlights  77

Nuveen Ohio Tax Free Fund

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions									Ratio of Net
			Realized										Ratio of	Investment
	Net		and					Net		Net		Ratio of Net	Expenses to	Income to
	Asset		Unrealized	Total	Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average	Average
	Value,	Net	Gains	From	(From Net	(From Net		Value,		End of	Expenses to	Income to	Net Assets	Net Assets	Portfolio
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	Average	Average	(Excluding	(Excluding	Turnover
	of Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(2,3)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares
Fiscal year ended June 30,
2010	$9.90	0.38	0.51	0.89	(0.37)	—	(0.37)	$10.42	9.12%	$1,899	0.75%	3.72%	1.34%	3.13%	14%
2009	$10.02	0.40	(0.12)	0.28	(0.40)	—	(0.40)	$9.90	2.99%	$1,048	0.75%	4.09%	1.39%	3.45%	12%
2008	$10.20	0.39	(0.15)	0.24	(0.39)	(0.03)	(0.42)	$10.02	2.38%	$635	0.75%	3.81%	1.39%	3.17%	12%
2007	$10.17	0.38	0.05	0.43	(0.38)	(0.02)	(0.40)	$10.20	4.28%	$808	0.75%	3.70%	1.41%	3.04%	33%
Fiscal period ended June 30,
2006(1)	$10.42	0.29	(0.25)	0.04	(0.28)	(0.01)	(0.29)	$10.17	0.40%	$841	0.75%	3.60%	1.28%	3.07%	11%
Fiscal year ended September 30,
2005	$10.52	0.36	(0.06)	0.30	(0.36)	(0.04)	(0.40)	$10.42	2.86%	$988	0.75%	3.41%	1.11%	3.05%	13%
Class C Shares
Fiscal year ended June 30,
2010	$9.76	0.35	0.49	0.84	(0.33)	—	(0.33)	$10.27	8.72%	$1,347	1.15%	3.34%	1.74%	2.75%	14%
2009	$9.89	0.37	(0.13)	0.24	(0.37)	—	(0.37)	$9.76	2.52%	$399	1.15%	3.68%	1.79%	3.04%	12%
2008	$10.07	0.35	(0.15)	0.20	(0.35)	(0.03)	(0.38)	$9.89	2.00%	$255	1.15%	3.39%	1.78%	2.76%	12%
2007	$10.05	0.33	0.05	0.38	(0.34)	(0.02)	(0.36)	$10.07	3.81%	$187	1.15%	3.29%	1.90%	2.54%	33%
Fiscal period ended June 30,
2006(1)	$10.32	0.25	(0.26)	(0.01)	(0.25)	(0.01)	(0.26)	$10.05	0.08%	$209	1.15%	3.22%	2.03%	2.34%	11%
Fiscal year ended September 30,
2005	$10.41	0.32	(0.05)	0.27	(0.32)	(0.04)	(0.36)	$10.32	2.58%	$174	1.15%	3.01%	1.86%	2.30%	13%
Class Y Shares
Fiscal year ended June 30,
2010	$9.90	0.41	0.51	0.92	(0.40)	—	(0.40)	$10.42	9.39%	$59,528	0.50%	3.97%	1.09%	3.38%	14%
2009	$10.01	0.42	(0.10)	0.32	(0.43)	—	(0.43)	$9.90	3.36%	$44,783	0.50%	4.35%	1.14%	3.71%	12%
2008	$10.19	0.41	(0.15)	0.26	(0.41)	(0.03)	(0.44)	$10.01	2.63%	$48,510	0.50%	4.06%	1.14%	3.42%	12%
2007	$10.17	0.41	0.04	0.45	(0.41)	(0.02)	(0.43)	$10.19	4.44%	$42,223	0.50%	3.94%	1.16%	3.28%	33%
Fiscal period ended June 30,
2006(1)	$10.43	0.30	(0.25)	0.05	(0.30)	(0.01)	(0.31)	$10.17	0.49%	$40,606	0.50%	3.85%	1.03%	3.32%	11%
Fiscal year ended September 30,
2005	$10.53	0.38	(0.05)	0.33	(0.39)	(0.04)	(0.43)	$10.43	3.12%	$41,104	0.50%	3.66%	0.86%	3.30%	13%

(1)	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(3)	Total return would have been lower had certain expenses not been waived.

 78
 Section 5  Financial Highlights

Nuveen Oregon Intermediate Municipal Bond Fund

	Per Share Data									Ratio/Supplemental Data
		Investment Operations			Less Distributions									Ratio of Net
			Realized										Ratio of	Investment
	Net		and					Net		Net		Ratio of Net	Expenses to	Income to
	Asset		Unrealized	Total	Dividends	Distributions		Asset		Assets,	Ratio of	Investment	Average	Average
	Value,	Net	Gains	From	(From Net	(From Net		Value,		End of	Expenses to	Income to	Net Assets	Net Assets	Portfolio
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	End of	Total	Period	Average	Average	(Excluding	(Excluding	Turnover
	of Period	Income	Investments	Operations	Income)	Gains)	Distributions	Period	Return(2,3)	(000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

Class A Shares
Fiscal year ended June 30,
2010	$9.77	0.35	0.33	0.68	(0.34)	—	(0.34)	$10.11	7.05%	$31,043	0.85%	3.37%	1.10%	3.12%	19%
2009	$9.68	0.36	0.09	0.45	(0.36)	—	(0.36)	$9.77	4.77%	$10,963	0.85%	3.70%	1.12%	3.43%	19%
2008	$9.72	0.35	(0.02)	0.33	(0.36)	(0.01)	(0.37)	$9.68	3.39%	$5,967	0.85%	3.64%	1.12%	3.37%	15%
2007	$9.78	0.37	(0.02)	0.35	(0.37)	(0.04)	(0.41)	$9.72	3.54%	$7,895	0.85%	3.71%	1.12%	3.44%	43%
Fiscal period ended June 30,
2006(1)	$10.07	0.27	(0.25)	0.02	(0.27)	(0.04)	(0.31)	$9.78	0.16%	$9,456	0.85%	3.62%	1.11%	3.36%	13%
Fiscal year ended September 30,
2005	$10.30	0.36	(0.19)	0.17	(0.36)	(0.04)	(0.40)	$10.07	1.67%	$9,356	0.85%	3.56%	1.06%	3.35%	20%
Class Y Shares
Fiscal year ended June 30,
2010	$9.77	0.35	0.35	0.70	(0.36)	—	(0.36)	$10.11	7.21%	$133,816	0.70%	3.52%	0.85%	3.37%	19%
2009	$9.68	0.37	0.10	0.47	(0.38)	—	(0.38)	$9.77	4.92%	$119,959	0.70%	3.84%	0.87%	3.67%	19%
2008	$9.72	0.37	(0.03)	0.34	(0.37)	(0.01)	(0.38)	$9.68	3.54%	$120,800	0.70%	3.78%	0.87%	3.61%	15%
2007	$9.78	0.38	(0.02)	0.36	(0.38)	(0.04)	(0.42)	$9.72	3.70%	$109,357	0.70%	3.86%	0.87%	3.69%	43%
Fiscal period ended June 30,
2006(1)	$10.07	0.28	(0.25)	0.03	(0.28)	(0.04)	(0.32)	$9.78	0.28%	$111,344	0.70%	3.77%	0.86%	3.61%	13%
Fiscal year ended September 30,
2005	$10.30	0.38	(0.19)	0.19	(0.38)	(0.04)	(0.42)	$10.07	1.82%	$133,613	0.70%	3.71%	0.81%	3.60%	20%

(1)	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(3)	Total return would have been lower had certain expenses not been waived.

Section 5  Financial Highlights  79

Nuveen Mutual Funds

The Statement of Additional Information (SAI) provides more details about the funds and their policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).

Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ most recent annual or semi-annual reports or the SAI, request other information about the funds, or make other shareholder inquiries by calling Nuveen Investor Services at (800) 257-8787 or by contacting the funds at the address below. Annual or semi-annual reports and the SAI are also available on the funds’ Internet site at www.nuveen.com.

Information about the funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the funds are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, or you can obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Funds distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
www.nuveen.com

SEC file number: 811-05309

MPR-FTFI-0111P

First American Investment Funds, Inc.
Statement of Additional Information
February 26, 2010
As Supplemented January 1, 2011
Equity Funds

Share Classes/Ticker Symbols
Fund	Class A	Class B	Class C	Class R	Class Y

Nuveen Equity Income Fund	FFEIX	FAEBX	FFECX	FEISX	FAQIX
Nuveen Equity Index Fund	FAEIX	FAEQX	FCEIX	FADSX	FEIIX
Nuveen Global Infrastructure Fund	FGIAX	—	FGNCX	FGNRX	FGIYX
Nuveen International Fund	FAIAX	FNABX	FIACX	ARQIX	FAICX
Nuveen International Select Fund	ISACX	—	ICCSX	ISRCX	ISYCX
Nuveen Large Cap Growth Opportunities Fund	FRGWX	FETBX	FAWCX	FLCYX	FIGWX
Nuveen Large Cap Select Fund	FLRAX	—	FLYCX	FLSSX	FLRYX
Nuveen Large Cap Value Fund	FASKX	FATBX	FALVX	FAVSX	FSKIX
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMQBX	FMECX	FMEYX	FISGX
Nuveen Mid Cap Index Fund	FDXAX	—	FDXCX	FMCYX	FIMEX
Nuveen Mid Cap Select Fund	FATAX	FITBX	FTACX	—	FATCX
Nuveen Mid Cap Value Fund	FASEX	FAESX	FACSX	FMVSX	FSEIX
Nuveen Quantitative Large Cap Core Fund	FQCAX	—	FQCCX	—	FQCYX
Nuveen Real Estate Securities Fund	FREAX	FREBX	FRLCX	FRSSX	FARCX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FROBX	FMPCX	FMPYX	FIMPX
Nuveen Small Cap Index Fund	FMDAX	—	FPXCX	ARSCX	ASETX
Nuveen Small Cap Select Fund	EMGRX	ARSBX	FHMCX	ASEIX	ARSTX
Nuveen Small Cap Value Fund	FSCAX	—	FSCVX	FSVSX	FSCCX
     This Statement of Additional Information relates to the Class A, Class B, Class C, Class R and Class Y Shares of the funds named above (the “Funds”), each of which is a series of First American Investment Funds, Inc. (“FAIF”). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectuses dated February 26, 2010, as supplemented January 1, 2011. The financial statements included as part of the Funds’ Annual Reports to shareholders for the fiscal year ended October 31, 2009 for all Funds are incorporated by reference into this Statement of Additional Information. This Statement of Additional Information is incorporated into the Funds’ Prospectuses by reference. To obtain copies of the Prospectuses or the Funds’ Annual Reports at no charge, write the Funds’ distributor, Nuveen Investments, LLC (the “Distributor”), or call Nuveen Investor Services at (800) 257-8787. You can also find the Funds’ Prospectuses, Statement of Additional Information, and Annual Reports online at www.nuveen.com. Please retain this Statement of Additional Information for future reference.

Section	Heading	Page

-i-

Section	Heading	Page

-ii-

General Information
     First American Investment Funds, Inc. (“FAIF”) was incorporated in the State of Maryland on August 20, 1987 under the name “SECURAL Mutual Funds, Inc.” The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name “SECURAL Mutual Funds, Inc.” be changed to “First American Investment Funds, Inc.”
     FAIF is organized as a series fund and currently issues shares in 37 series. Each series of shares represents a separate investment portfolio with its own investment objectives and policies (in essence, a separate mutual fund). The series of FAIF to which this Statement of Additional Information (“SAI”) relates are named on the cover. These series are referred to in this SAI individually as the “Fund,” and collectively as the “Funds.” Also, when a specific Fund is discussed herein, the word “Nuveen” is dropped from the beginning of its name. Quantitative Large Cap Core Fund is referred to herein as the “Quantitative Fund,” and Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund are referred to herein collectively as the “Index Funds.” The Funds are diversified open-end management investment companies. The Funds were formerly advised by FAF Advisors Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”). On December 31, 2010, pursuant to an agreement among U.S. Bank, FAF, Nuveen Investments, Inc. (“Nuveen Investments”) and certain Nuveen affiliates, Nuveen Fund Advisors, Inc., (the “Advisor” or “Nuveen Fund Advisors”) acquired a portion of the asset management business of FAF and was selected as the investment advisor of the Funds (the “Transaction”).
     To the extent reflected on the cover of this SAI, shareholders may purchase shares of each Fund through Class A, Class B (under limited circumstances as described in the Funds’ Prospectuses), Class C, Class R, and/or Class Y shares, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds may also provide for variations in other costs among the classes. In addition, a sales load is imposed on the sale of Class A, Class B and Class C shares of the Funds. Except for the foregoing differences among the classes pertaining to costs and fees, each share of each Fund represents an equal proportionate interest in that Fund.
     The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of investment advisory contracts and amendments thereto, and for amendments to Rule 12b-1 distribution plans.
Additional Information Concerning Fund Investments
     The principal investment strategies of each Fund are set forth in that Fund’s Prospectus. Additional information concerning principal investment strategies of the Funds, and other investment strategies that may be used by the Funds, is set forth below. The Funds have attempted to identify investment strategies that will be employed in pursuing each Fund’s investment objective. Additional information concerning the Funds’ investment restrictions is set forth below under “Investment Restrictions.”
     If a percentage limitation on investments by a Fund stated in this SAI or the Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. To the extent a Fund is limited to investing in securities with specified ratings or of a certain credit quality, the Fund is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Fund may consider doing so. Descriptions of the rating categories of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Fitch, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s) are contained in Appendix A.

     References in this section to the Advisor also apply, to the extent applicable, to any sub-advisor to the Funds (“Sub-Advisor” or, collectively, the “Sub-Advisors”).
Asset Coverage Requirements
     To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset, or (b) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (a). Examples of transactions governed by these asset coverage requirements include, for example, options written by the Funds, futures contracts and options on futures contracts, forward currency contracts, and when-issued and delayed delivery transactions. Assets used as offsetting positions, designated on a Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.
Convertible Securities
     Equity Income Fund may invest in convertible securities as a principal investment strategy. Each other Fund may invest in such securities as a non-principal investment strategy. Convertible securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Derivatives
     Each Fund may use derivative instruments as a principal investment strategy, as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Derivative instruments that some or all of the Funds may use include options contracts, futures contracts, options on futures contracts, and forward currency contracts, all of which are described in more detail below.

     The Funds may use derivatives for a variety of reasons, including as a substitute for investing directly in securities and currencies, as an alternative to selling a security short, as part of a hedging strategy (that is, for the purpose of reducing risk to a Fund), or for other purposes related to the management of the Funds. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on a Fund’s performance.
     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund also could experience losses or limit its gains if the performance of its derivatives is poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.
     While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in over-the-counter derivatives have no such protection. Each party to an over-the-counter derivative bears the risk that its direct counterparty will default. In addition, over-the-counter derivatives may be less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.
     Derivatives generally involve leverage in the sense that the investment exposure created by the derivative is significantly greater than the Fund’s initial investment in the derivative. As discussed above under “—Asset Coverage Requirements,” a Fund may be required to segregate permissible liquid assets, or engage in other permitted measures, to “cover” the Fund’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.
     Derivatives also may involve other types of leverage. For example, an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index. This leverage will increase the volatility of these derivatives since they may increase or decrease in value more quickly than the underlying instruments.
     The particular derivative instruments the Funds can use are described below. A Fund’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by a Fund will succeed. The Funds may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the particular Fund’s investment objective and are permissible under applicable regulations governing the Fund.
     Futures and Options on Futures
     The Funds may engage in futures transactions as a principal investment strategy. The Funds may buy and sell futures contracts that relate to: (1)interest rates, (2) debt securities, (3) bond indices, (4) foreign currencies, (5)

stock indices, and (6) individual stocks. The Funds also may buy and write options on the futures contracts in which they may invest (“futures options”) and may write straddles, which consist of a call and a put option on the same futures contract. The Funds will only write options and straddles which are “covered.” This means that, when writing a call option, a Fund must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Fund must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. When writing a put option, the Fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” The Funds may only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.
     A futures contract is an agreement between two parties to buy and sell a security, index, interest rate, or currency (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.
     Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Asset Coverage Requirements” above.
     A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true. Futures options possess many of the same characteristics as options on securities, currencies and indices (discussed below under “—Options Transactions”).

     Limitations on the Use of Futures and Futures Options. The Commodities Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon provided they have claimed an exclusion from regulation as a commodity pool operator. FAIF, on behalf of each of its respective series, have claimed such an exclusion. Thus, each Fund may use futures contracts and options thereon to the extent consistent with its investment objective. The requirements for qualification as a regulated investment company may limit the extent to which a Fund may enter into futures transactions. See “Taxation.”
     Risks Associated with Futures and Futures Options. There are risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in a loss in excess of the amount invested in the futures contract.
     If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading (e.g., differences in interest rate levels, maturities and the creditworthiness of issuers). In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions.
     Successful use of futures by the Funds also is subject to the Advisor’s ability to predict correctly movements in the direction of the relevant market. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.
     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
     Forward Currency Contracts and other Foreign Currency Transactions
     The Funds (other than the Quantitative Fund and Index Funds) may enter into forward currency contracts as a principal investment strategy. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Funds are subject to the credit and performance risk of the counterparties to such contracts.
     The following summarizes the principal currency management strategies involving forward contracts that may be used by the Funds. These Funds also may use currency futures contracts and options thereon (see “—Futures and Options on Futures” above), and put and call options on foreign currencies (see “—Options Transactions” below) for the same purposes.

     Transaction Hedges. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a “transaction hedge.” A transaction hedge will protect a Fund against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the Advisor. This strategy is sometimes referred to as “anticipatory hedging.”
     Position Hedges. A Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When a Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When a Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, a Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. This is referred to as a “cross hedge.”
     Shifting Currency Exposure. A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.
     Risks Associated with Forward Currency Transactions. The Advisor’s decision whether to enter into foreign currency transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a currency management strategy, if undertaken, would be successful. To the extent that the Advisor’s view regarding future exchange rates proves to have been incorrect, a Fund may realize losses on its foreign currency transactions. Even if a foreign currency hedge is effective in protecting a Fund from losses resulting from unfavorable changes in exchange rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates.
     Options Transactions
     To the extent set forth below, the Funds may purchase put and call options on specific securities (including groups or “baskets” of specific securities), interest rates, stock indices, bond indices, and/or foreign currencies. In addition, the Funds may write put and call options on such financial instruments. Options on futures contracts are discussed above under “— Futures and Options on Futures.”
     Options on Securities. As a principal investment strategy, the Funds (other than the Index Funds) may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.
     A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to protect against an increase in the price of securities that the Fund anticipates purchasing in the future, a practice sometimes referred to as “anticipatory hedging.” The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.
     Options on Interest Rates and Indices. As principal investment strategies, the Funds may purchase put and call options on interest rates and on stock and bond indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.
     Options on Currencies. The Funds (other than the Quantitative Fund and the Index Funds) may purchase put and call options on foreign currencies as a principal investment strategy. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.
     A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.
     Writing Options. The Funds may write (sell) covered put and call options as a principal investment strategy. These transactions would be undertaken principally to produce additional income. The Funds receive a premium from writing options which it retains whether or not the option is exercised. The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying instrument.
     The Funds will write options only if they are “covered.” In the case of a call option on a security, the option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated) upon conversion or exchange of the securities held by the Fund. For a call option on an index or currency, the option is covered if the Fund segregates liquid assets in an amount equal to the contract value of the index or currency. A call option is also covered if the Fund holds a call on the same security, index or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security, currency or index is “covered” if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security, currency or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
     Expiration or Exercise of Options. If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
     A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.
     Risks Associated with Options Transactions. There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
     When a Fund purchases a put or call option, it risks a total loss of the premium paid for the option, plus any transaction costs, if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. There is also a risk that, if restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased.
     With respect to options written by the Funds during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill it obligations as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
Exchange-Traded Notes
     The Funds may invest in exchange-traded notes (“ETNs”) as a non-principal investment strategy. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and exchange-traded funds (ETFs), which are described below under “Other Investment Companies.” An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.
     Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.
     ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.
     An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.
     The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.
Fixed Income Securities
     The Funds may invest in the fixed income securities described below as either a principal or non-principal investment strategy, as indicated. These securities are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).
     U.S. Government Securities
     Each Fund may invest in U.S. government securities as a non-principal investment strategy. The U.S. government securities in which the Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds invest principally are:
•	direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

•	notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

•	notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

•	notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.
     The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association (“GNMA”) mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See “— Agency Pass-Through Certificates” below for a description of these securities.
     Agency Pass-Through Certificates
     The Funds may invest in Agency Pass-Through Certificates to the same extent they can invest in U.S. government securities. Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by the Government National Mortgage Association (GNMA, or Ginnie Mae), the Federal National Mortgage Association (FNMA, or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC, or Freddie Mac). GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the U.S. Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.
     FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA’s operations or to assist FNMA in any other manner.
     FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC’s operations or to assist FHLMC in any other manner.
     The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.
     The residential mortgage loans evidenced by Agency Pass-Through Certificates generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 40 years and generally provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a “due-on-sale” clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

     Corporate Debt Securities
     Each Fund may invest in corporate debt securities as a non-principal investment strategy. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly. Except as described below under “— Debt Obligations Rated Less than Investment Grade,” investments in nonconvertible corporate debt securities will be limited to investment-grade securities, defined as securities which are rated at the time of purchase by two of Moody’s, Standard & Poor’s and Fitch not less than Baa, BBB and BBB (or the equivalent short-term ratings), respectively, unless only one of those rating agencies provides a rating, in which case that rating must be at least Baa or BBB, or which are of comparable quality in the judgment of the Advisor.
     Repurchase Agreements
     Each of the Funds may invest in repurchase agreements as a non-principal investment strategy. Ordinarily, a Fund does not expect its investments in repurchase agreements to exceed 10% of its total assets. However, because a Fund may invest without limit in cash and short-term securities for temporary defensive purposes, there is no limit on a Fund’s ability to invest in repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities (“collateral”) at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.
     The Funds’ custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).
     Debt Obligations Rated Less than Investment Grade
     The Funds may invest in both investment grade and non-investment grade debt obligations. Debt obligations rated less than “investment grade” are sometimes referred to as “high yield securities” or “junk bonds.” To be consistent with the ratings methodology used by Barclays, a debt obligation is considered to be rated “investment grade” if two of Moody’s, Standard & Poor’s and Fitch rate the security investment-grade (i.e. at least Baa, BBB and BBB, respectively). If ratings are provided by only two of those rating agencies, the more conservative rating is used to determine whether the security is investment-grade. If only one of those rating agencies provides a rating, that rating is used. Equity Income Fund may invest up to 5% of its total assets in debt obligations without regard to their ratings. Each other Fund may invest in non-investment grade debt obligations rated at least B by two of Standard & Poor’s, Moody’s and Fitch, unless only one of those rating agencies rates the security, in which case that rating must be at least B, or in unrated securities determined to be of comparable quality.

     The “equity securities” in which certain Funds may invest include corporate debt obligations which are convertible into common stock (see “—Convertible Securities” above). Equity Income Fund may invest in convertible securities without regard to their ratings, and therefore may hold convertible securities that are rated less than investment grade. Each of the other Funds may invest up to 5% of its net assets in less than investment grade convertible securities.
     Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by a Fund defaulted, the Fund might incur additional expenses to seek recovery.
     In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.
     Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund’s use of non-investment grade debt obligations may be more dependent on the Advisor’s or Sub-Advisor’s own credit analysis than is the case with investment grade obligations.
     Variable, Floating, and Fixed Rate Debt Obligations
     The debt obligations in which the Funds invest as either a principal or non-principal investment strategy may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. In order to most effectively use these securities, the Advisor must correctly assess probable movements in interest rates. If the Advisor incorrectly forecasts such movements, a Fund could be adversely affected by use of variable and floating rate securities.
     Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

Foreign Securities
     General
     Under normal market conditions, International Fund and International Select Fund invest principally in foreign securities, Global Infrastructure Fund may invest principally in foreign securities, and the other Funds (other than the Quantitative Fund and the Index Funds) each may invest up to 25% of its total assets in foreign securities. To the extent described above under “— Derivatives — Forward Currency Contracts and Other Foreign Currency Transactions,” the Funds’ investments in foreign securities may include investments in securities which are purchased and sold in foreign currencies. Foreign securities may include debt securities of governmental and corporate issuers, preferred stock, common stock, and convertible securities of corporate issuers, rights and warrants to buy common stocks, depositary receipts evidencing ownership of shares of a foreign issuer, and exchange traded funds and other investment companies that provide exposure to foreign issuers.
     Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.
     In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.
     Emerging Markets
     Each Fund, with the exception of the Quantitative Fund and Index Funds, may invest in securities issued by governmental and corporate issuers that are located in emerging market countries as a principal investment strategy. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.
     Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party’s influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.
     Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.
     Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of the Funds’ assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Funds’ cash and securities, the Funds’ investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.
     Depositary Receipts
     The Funds’ investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Funds also may invest in EDRs, GDRs, and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.
     Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.
     Foreign Securities Exchanges
     Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested. In addition, settlement problems could cause a Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuer.
Index Participations and Index Participation Contracts
     The Index Funds may invest in index participations and index participation contracts as a non-principal investment strategy. Index participations and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security’s representation equaling its index weighting. Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index.
Lending of Portfolio Securities
     In order to generate additional income, as a non-principal investment strategy each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into domestic loan arrangements with broker-dealers, banks, or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of Directors. The Funds will pay a portion of the income earned on the lending transaction to the securities lending agent and may pay administrative and custodial fees in connection with these loans.
     In these loan arrangements, the Funds will receive, at the inception of each loan, collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 102% of the value of the securities loaned. This collateral must be valued daily by the Advisor or the applicable Fund’s lending agent and the borrower must provide additional collateral if the collateralization level drops below 100%. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.
     When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. See “Taxation.”
     U.S. Bank, N.A. acts as securities lending agent for the Funds and receives separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting U.S. Bank to provide such services and receive such compensation. U.S. Bank receives fees of up to 25% of each Fund’s net income from securities lending transactions. TU.S. Bank is an affiliate of the Funds as a result of its ownership of shares of certain Funds. Because of this affiliation, the Board of Directors has adopted procedures designed to ensure that the fee arrangement and the other terms governing the relationship between each Fund and U.S. Bank, acting as securities lending agent for the Fund, are fair. For each Fund, except Global Infrastructure Fund, International Fund and International Select Fund, collateral for securities on loan is invested in a money market fund administered by FAF Advisors and FAF Advisors receives an administration fee equal to 0.02% of such Fund’s average daily net assets. For Global Infrastructure Fund, International Fund, and International Select Fund, collateral for securities on loan is invested in a money market fund administered by State Street Bank and Trust Company.
Other Investment Companies
     Each Fund may invest in other investment companies, such as mutual funds, closed-end funds, and exchange-traded funds (“ETFs”). Global Infrastructure Fund, International Fund, International Select Fund and the Quantitative Fund may do so as a principal investment strategy. Under the 1940 Act, a Fund’s investment in such securities, subject to certain exceptions, currently is limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of a Fund’s total assets in the aggregate. A Fund’s investments in other investment companies may include money market mutual funds, including money market funds advised by the Advisor. Investments in money market funds are not subject to the percentage limitations set forth above.
     If a Fund invests in other investment companies, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the Fund, but also to the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders. The underlying securities in an ETF may not follow the price movements of the industry or sector the ETF is designed to track. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.
Preferred Stock
     Equity Income Fund, Global Infrastructure Fund, International Fund, and International Select Fund may invest in preferred stock as a principal investment strategy. Each other Fund may invest in preferred stock as a non-principal investment strategy. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Except as described above under “— Fixed Income Securities — Debt Obligations Rated Less than Investment Grade,” investments in nonconvertible preferred stock will be limited to investment-grade securities, defined as securities which are rated at the time of purchase by two of Moody’s, Standard & Poor’s and Fitch not less than Baa, BBB and BBB (or the equivalent short-term ratings), respectively, unless only one of those rating agencies provides a rating, in which case that rating must be at least Baa or BBB, or which are of comparable quality in the judgment of the Advisor.
Real Estate Investment Trust (“REIT”) Securities
     A majority of Real Estate Securities Fund’s total assets will be invested in securities of real estate investment trusts. Each other Fund may invest in REITs as a non-principal investment strategy. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.
     REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although Real Estate Securities Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.
     Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.
     Because Real Estate Securities Fund may invest a substantial portion of its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Funds, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Royalty Trusts
     Each Fund may invest in publicly-traded royalty trusts as a non-principal investment strategy. Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called “unit holders”) with exposure to energy sector assets such as coal, oil and natural gas. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.
Short-Term Temporary Investments
     In an attempt to respond to adverse market, economic, political or other conditions, the Funds may temporarily invest without limit in a variety of short-term instruments such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; money market mutual funds (which investments also are subject to an advisory fee); and other similar high-quality short-term U.S. dollar-denominated obligations.
     The Funds may also invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, these Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.
When-Issued and Delayed Delivery Transactions
     Each of the Funds (other than the Index Funds) may purchase securities on a when-issued or delayed delivery basis as a non-principal investment strategy. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will segregate cash or liquid securities in an amount sufficient to meet its purchase commitments.
     The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund’s total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller’s failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.
     When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund’s purchase commitments. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Advisor to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, a Fund’s commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

Investment Restrictions
     In addition to the investment objectives and policies set forth in the Prospectuses and under the caption “Additional Information Concerning Fund Investments” above, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 8 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, that is, by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.
     None of the Funds will:
1.	Concentrate its investments in a particular industry, except that any Fund with one or more industry concentrations implied by its name shall, in normal market conditions, concentrate in securities of issues within that industry or industries. For purposes of this limitation, the U.S. Government is not considered a member of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

2.	Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

3.	With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. Government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. Government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This investment restriction does not apply to the Real Estate Securities Fund.

4.	Invest in companies for the purpose of control or management.

5.	Purchase physical commodities or contracts relating to physical commodities.

6.	Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

7.	Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

8.	Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.
     For purposes of applying the limitation set forth in number 1 above, according to the current interpretation by the SEC, the Fund would be concentrated in an industry if more than 25% of its total assets, based on current market value at the time of purchase, were invested in that industry. The Funds will generally use industry classifications provided by the Global Industry Classification System.
     For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, the Funds are not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.
     For purposes of applying the limitation set forth in number 8 above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, when the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.
     The following restrictions are non-fundamental and may be changed by FAIF’s Board of Directors without a shareholder vote:
     None of the Funds will:
1.	Invest more than 15% of its net assets in all forms of illiquid investments.

2.	Borrow money in an amount exceeding 10% of the borrowing Fund’s total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will make additional investments while its borrowings exceed 5% of total assets.

3.	Make short sales of securities.

4.	Lend portfolio securities representing in excess of one-third of the value of its total assets.

5.	Pledge any assets, except in connection with any permitted borrowing and then in amounts not in excess of one-third of the Fund’s total assets, provided that for the purposes of this restriction, margin deposits, security interests, liens and collateral arrangements with respect to options, futures contracts, options on futures contracts, and other permitted investments and techniques are not deemed to be a pledge of assets for purposes of this limitation.

6.	Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.
     With respect to the non-fundamental restriction set forth in number 1 above, the Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of the Fund’s net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.
     The Board of Directors has adopted guidelines and procedures under which the Fund’s investment advisor is to determine whether the following types of securities which may be held by the Fund are “liquid” and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the “private placement” exemption from registration under Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floating and inverse interest-only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.
Fund Names
     With respect to any Fund that has adopted an investment strategy pursuant to Rule 35d-1 of the 1940 Act, whereby at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) must be invested in a strategy suggested by the Fund’s name, a policy has been adopted by the Funds to provide shareholders with at least 60 days notice in the event of a planned change to the investment strategy. Such notice to shareholders will meet the requirements of Rule 35d-1(c).
Portfolio Turnover
     The portfolio turnover rate for the Quantitative Fund was significantly lower during the fiscal year ended October 31, 2009 than during the fiscal year ended October 31, 2008. The portfolio turnover rate decreased from 153% to 75% primarily because changes to the Fund’s portfolio will generally correspond to the level of economic and market volatility during the period and, as such, the economic and market environment evolved more slowly during fiscal year 2009 than during the onset of the financial crisis in fiscal year 2008.
     The portfolio turnover rate for International Fund was significantly higher during the fiscal year ended October 31, 2009 than during the fiscal year ended October 31, 2008. The portfolio turnover rate for International Fund increased from 18% to 231% primarily due to the change in Sub-Advisors, described below under “Investment Advisory and Other Services for the Funds — Sub-Advisors for International Funds — International Fund,” and the corresponding changes to the fund’s investment strategies, which were effective on November 3, 2008. Because the transition to the current Sub-Advisors and current investment strategy is complete, the Fund’s advisor anticipates that the Fund’s portfolio turnover rate for the current fiscal year will be significantly lower than the rate for the fiscal year ended October 31, 2009.
Disclosure of Portfolio Holdings
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     The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Funds’ portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds’ publicly accessible website, www.nuveen.com. Currently, the Funds generally make available complete portfolio holdings information on the Funds’ website following the end of each month with an approximately one-month lag. Additionally, the Funds publish on the website a list of its top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Funds file with the SEC their Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.
     Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds’ website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including their investment advisor and/or sub-advisor(s), independent registered public accounting firm, custodian, financial printer (R.R. Donnelley Financial and Financial Graphic Services), proxy voting service(s) (including RMG, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Funds’ independent directors (Chapman and Cutler LLP). Also, the Funds’ investment advisor may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the investment advisor to perform portfolio attribution analysis using Vestek’s systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Funds’ investment advisor and/or sub-advisor may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.
     Non-public portfolio holdings information may be provided to other persons if approved by the Funds’ Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.
     Compliance officers of the Funds and their investment advisor and sub-advisor periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds’ policy. Reports are made to the Funds’ Board of Directors on an annual basis.
     There is no assurance that the Funds’ policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.
     The following parties currently receive Undisclosed Holdings Information on an ongoing basis pursuant to the various arrangements described above:

Altrinsic Global Advisors, Inc.
Ashland Partners
Bank of America Securities, LLC
Barclays Capital, Inc.
Barra
Bloomberg
BNP Paribas Prime Brokerage, Inc.
BNP Paribas Securities Corp.
R.R. Donnelley & Sons Company
Broadridge Systems
Calyon Securities (USA), Inc.
Cantor Fitzgerald & Co.
Capital Bridge
Citigroup Global Markets, Inc.
Credit Suisse Securities (USA), LLC
Deutsche Bank Securities, Inc.
Dresdner Kleinwort Securities, LLC
Ernst & Young LLP
FactSet Research Systems
First Clearing, LLC
FT Interactive Data
Goldman Sachs & Co.
Hansberger Global Investors, LLC
HSBC Securities (USA), Inc.
ING Financial Markets, LLC
Jefferies & Company, Inc.
J.P. Morgan Clearing Corp.
J.P. Morgan Securities, Inc.
Lazard Asset Management, Inc.
Lipper Inc.
Markit
Merrill Corporation
Merrill Lynch Government Securities
Merrill Lynch, Pierce, Fenner & Smith
Moody’s
Morgan Stanley & Co., Inc.
Morningstar, Inc.
MS Securities Services, Inc.
Newedge USA, LLC
Pricing Direct
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
RBS Securities, Inc.
RiskMetrics Group
Scotia Capital (USA), Inc.
SG Ameritas Securities, LLC
SNL Financial
Societe Generale
Standard & Poor’s/JJ Kenny
State Street Bank & Trust Co.
TD Ameritrade Clearing, Inc.
ThomsonReuters LLC
UBS Securities, LLC
U.S. Bancorp Fund Services, LLC
U.S. Bank, N.A.
Vickers
Wells Fargo Securities, LLC

Directors and Executive Officers
     In connection with the Transaction, a new Board of Directors was elected by shareholders. One director, Ms. Stringer, was a director of FAIF prior to the Transaction. The new directors and executive officers of the Funds are listed below, together with their business addresses and their principal occupations during the past five years. The Board of Directors is generally responsible for the overall operation and management of FAIF. The Board of Directors consists of ten directors, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent directors”).

				Number of
				Portfolios
		Term of		in Fund	Other
Name, Business	Position(s)	Office and		Complex	Directorships
Address and	Held with	Length of	Principal Occupation(s) During	Overseen by	Held by
Birthdate	Fund	Time Served	Past Five Years	Director	Director
Independent Directors:

Robert P. Bremner* 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Director	Term—Indefinite** Length of Service—Since 2010	Private Investor and Management Consultant; Treasurer and Director Humanities Council of Washington, D.C.	246	N/A

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Director	Term—Indefinite** Length of Service—Since 2010	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	246	See Principal Occupation description

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Director	Term—Indefinite** Length of Service— Since 2010	Dean (since 2006), Tippie College of Business, University of Iowa; Director (since 2005), Beta Gamma Sigma International Honor Society; Director (since 2004) of Xerox Corporation; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	246	See Principal Occupation description

David J. Kundert* 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Director	Term—Indefinite** Length of Service—Since 2010	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board	246	See Principal Occupation description

				Number of
				Portfolios
		Term of		in Fund	Other
Name, Business	Position(s)	Office and		Complex	Directorships
Address and	Held with	Length of	Principal Occupation(s) During	Overseen by	Held by
Birthdate	Fund	Time Served	Past Five Years	Director	Director
			of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and member of Investment Committee, Greater Milwaukee Foundation.

William J. Schneider* 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Director	Term—Indefinite** Length of Service—Since 2010	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	246	See Principal Occupation description

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Director	Term—Indefinite** Length of Service—Since 2010	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	246	See Principal Occupation description

Carole E. Stone* 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Director	Term—Indefinite** Length of Service—Since 2010	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	246	See Principal Occupation description

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Director	Term—Indefinite** Length of Service—Since 1987	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pilsbury Company; previously, Independent Director, First American Fund Complex from 1987 to 2010 and Chair from 1997 to 2010	246	See Principal Occupation Description

				Number of
				Portfolios
		Term of		in Fund	Other
Name, Business	Position(s)	Office and		Complex	Directorships
Address and	Held with	Length of	Principal Occupation(s) During	Overseen by	Held by
Birthdate	Fund	Time Served	Past Five Years	Director	Director
Terence J. Toth* 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Director	Term—Indefinite** Length of Service—Since 2010	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	246	N/A

Interested Director:

John P. Amboian*** 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Director	Term—Indefinite** Length of Service—Since 2010	Chief Executive Officer and Chairman (since 2007), Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management and Nuveen Investments Advisors, Inc.;	246	See Principal Occupation description

*	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management LLC, an affiliate of the Advisor.

**	Each director serves an indefinite term until his or her successor is elected.

***	Mr. Amboian is an “interested person” of the Funds, as defined in the 1940 Act, by reason of his positions with Nuveen Investments and certain of its subsidiaries.

Executive Officers

Number of
Portfolios in
Fund
Name, Business	Position(s)	Term of Office		Complex
Address and	Held with	and Length of	Principal Occupation(s)	Overseen by
Birthdate	Funds	Time Served	During Past Five Years	Officer
Officers of the Funds:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	President	Term—Until August 2011 Length of Service—Since Inception	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002) and Assistant Secretary and Associate General Counsel of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); and of Winslow Capital Management, inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	246

				Number of
				Portfolios in
				Fund
Name, Business	Position(s)	Term of Office		Complex
Address and	Held with	and Length of	Principal Occupation(s)	Overseen by
Birthdate	Funds	Time Served	During Past Five Years	Officer
Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term—Until August 2011 Length of Service—Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	246

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term—Until August 2011 Length of Service—Since 1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management.	246

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until August 2011 Length of Service—Since 1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	246

				Number of
				Portfolios in
				Fund
Name, Business	Position(s)	Term of Office		Complex
Address and	Held with	and Length of	Principal Occupation(s)	Overseen by
Birthdate	Funds	Time Served	During Past Five Years	Officer
Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term—Until August 2011 Length of Service—Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management, Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., and Nuveen Investments Holdings, Inc.; Vice President and Treasurer of NWQ Investment Management Company LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	246

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Vice President and Chief Compliance Officer	Term—Until August 2011 Length of Service—Since 2003	Senior Vice President (since 2008), formerly, Vice President, formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003), formerly, Vice President (2006-2008) of Nuveen Asset Management; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	246

				Number of
				Portfolios in
				Fund
Name, Business	Position(s)	Term of Office		Complex
Address and	Held with	and Length of	Principal Occupation(s)	Overseen by
Birthdate	Funds	Time Served	During Past Five Years	Officer
Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term—Until August 2011 Length of Service—Since 2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management.	246

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Secretary	Term—Until August 2011 Length of Service—Since 1988	Senior Vice President (since 2010), formerly, Vice President, Assistant Secretary and Assistant General Counsel (since 1989) of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	246

				Number of
				Portfolios in
				Fund
Name, Business	Position(s)	Term of Office		Complex
Address and	Held with	and Length of	Principal Occupation(s)	Overseen by
Birthdate	Funds	Time Served	During Past Five Years	Officer
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until August 2011 Length of Service—Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008), Vice President and Assistant Secretary (since 2007) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	246

Kathleen L. Prudhomme 800 Nicollet Mall, Minneapolis, Minnesota 55402 (1953)	Vice President and Assistant Secretary	Term—Until August 2011 Length of Service—Since 2011	Formerly, Deputy General Counsel, FAF Advisors, Inc. (1998-2010)	246

Jeffrey M. Wilson 333 West Wacker Drive Chicago, IL 60606 (1956)	Vice President	Term—Until August 2011 Length of Service—Since 2011	Formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010)	116
Board Leadership Structure and Risk Oversight
     In connection with the Transaction, the committees of the Funds and the members of the Board of Directors were changed. Each of the Committees were newly formed and constituted in connection with the Transaction. The Board of Directors oversees the operations and management of the Funds, including the duties performed for the Funds by the Advisor. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the Nuveen Fund complex. In adopting a unitary board structure, the directors seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the directors consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent directors. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.
     The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment advisor and other service providers.
     In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent director. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the directors have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the directors are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the directors and the shareholders.
     Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit directors to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of directors among the different committees allows the directors to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. The Executive Committee, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors. Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian serve as the current members of the Executive Committee of the Board of Directors.
     The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.
     To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the internal audit group at Nuveen Investments. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the directors, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an independent director of the Nuveen Funds.
     The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Nuveen Funds’ business.
     In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of directors; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are be able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to director compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview any and all candidates and to make the final selection of any new directors. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisors and service providers) and, if qualifying as an independent director candidate, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent directors at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent directors of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth.
     The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth.
     The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.
     In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board of Directors. The members of the Compliance Committee are William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair and Virginia L. Stringer.
     Prior to the Transaction, the Funds had an Audit Committee, a Pricing Committee and a Governance Committee. The following table presents the number of times each Committee met during the last fiscal year ended October 31, 2009.

Number of Committee Meetings Held During FAIF’s Fiscal
Committee	Year Ended December 31, 2009
Audit Committee	6
Pricing Committee	5
Governance Committee	2

Board Diversification and Director Qualifications
     In determining that a particular Board Member was qualified to serve as a Board Member, the Board has considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member (including the Boards of the Funds), or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
John P. Amboian
     Mr. Amboian, an interested director of the Nuveen Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments and is a Board Member or Director of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.
Robert P. Bremner
     Mr. Bremner, the Nuveen Funds’ Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.
Jack B. Evans
     President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Gazette Companies, is President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in

the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.
William C. Hunter
     Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.
David J. Kundert
     Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.
William J. Schneider
     Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.
Judith M. Stockdale
     Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone
     Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.
Virginia L. Stringer
     Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer also serves as board chair of the Oak Leaf Trust, is the immediate past board char of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.
Terence J. Toth
     Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and University of Illinois Leadership Council, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.
Independent Chairman
     The directors have elected Robert P. Bremner as the independent Chairman of the Board of Directors. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Directors and of the shareholders; (b) seeing that all orders and resolutions of the directors are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the directors and the shareholders.
Fund Shares Owned by the Directors
     The information in the table below discloses the dollar ranges of (i) each Director’s beneficial ownership in each Fund, and (ii) each Director’s aggregate beneficial ownership in all funds within the Nuveen Funds complex, including in each case the value of fund shares elected by Directors in the directors’ deferred compensation plan, as of December 31, 2009.

Directors
	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Stringer	Toth	Amboian

Aggregate Holdings — Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Equity Income Fund	—	—	—	—	—	—	—	—	—	—
Equity Index Fund	—	—	—	—	—	—	—	—	—	—
Global Infrastructure Fund	—	—	—	—	—	—	—	—	—	—
International Fund	—	—	—	—	—	—	—	$50,001-$100,000	—	—
International Select Fund	—	—	—	—	—	—	—	$50,001-$100,000	—	—
Large Cap Growth Opportunities Fund	—	—	—	—	—	—	—	$50,001-$100,000	—	—
Large Cap Select Fund	—	—	—	—	—	—	—	—	—	—
Large Cap Value Fund	—	—	—	—	—	—	—	$10,001- $50,000	—	—
Mid Cap Growth Opportunities Fund	—	—	—	—	—	—	—	$50,001-$100,000	—	—
Mid Cap Index Fund	—	—	—	—	—	—	—	$10,001- $50,000	—	—
Mid Cap Select Fund	—	—	—	—	—	—	—	—	—	—
Mid Cap Value Fund	—	—	—	—	—	—	—	$50,001-$100,000	—	—
Quantitative Large Cap Core Fund	—	—	—	—	—	—	—	—	—	—
Real Estate Securities Fund	—	—	—	—	—	—	—	—	—	—
Small Cap Growth Opportunities Fund	—	—	—	—	—	—	—	—	—	—
Small Cap Index Fund	—	—	—	—	—	—	—	$10,001- $50,000	—	—
Small Cap Select Fund	—	—	—	—	—	—	—	$50,001-$100,000	—	—
Small Cap Value Fund	—	—	—	—	—	—	—	$10,001- $50,000	—	—

     As of December 31, 2009, none of the independent Directors or their immediate family members owned, beneficially, or of record, any securities in (i) an investment advisor or principal underwriter of the Funds or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.
Director Compensation
     The following table shows, for each independent director, (1) the aggregate compensation paid by the Funds for the calendar year ended December 31, 2009, (2) the amount of total compensation paid by the Funds that has been deferred, and (3) the total compensation paid to each director by the Nuveen Funds during the fiscal year ended October 31, 2009.

	Aggregate	Amount of Total	Total Compensation
	Compensation	Compensation that Has	From Nuveen Funds Paid
Name of Director	From Funds	been Deferred	to Director[3]
Robert P. Bremner			$250,207
Jack B. Evans			220,308
William C. Hunter			174,765
David J. Kundert			200,116
William J. Schneider			207,055
Judith M. Stockdale			199,738
Carole E. Stone			180,750
Virginia L. Stringer	$237,231		345,250
Terence J. Toth			209,278
     Independent directors receive a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of Directors; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,500 per meeting for attendance in person or by telephone at an Audit Committee meeting; (d) a fee of $2,500 per meeting for attendance in person or by telephone at a regularly scheduled Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairman of the Board of Directors receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $10,000 and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent directors also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net asset, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.
     The Funds do not have a retirement or pension plan. The Funds have a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent director to elect to defer receipt of all or a portion of his or her compensation as an independent director. The deferred compensation of a participating director is credited to a book reserve account of the Funds when the compensation would otherwise have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a director’s deferral account, the independent director may elect to receive distributions in a lump sum or over a period of five years. The Funds will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.
     The Funds have no employees. The officers of the Funds and the director of the Funds who is not an independent director serve without any compensation from the Funds.
Sales Loads
     Directors of the Funds and certain other Fund affiliates may purchase a Fund’s Class A shares at net asset value without a sales charge. See the applicable Fund’s Prospectus for details. Shares are offered at net asset value to directors and certain other Fund affiliates due to the reduced sales efforts and expense associated with purchases by such persons.
Codes of Ethics
     The Funds, the Advisor, Nuveen Asset Management, LLC, the Distributor and other related entities have adopted a code of ethics which essentially prohibits all Nuveen Fund management personnel, including the Funds’ portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund’s anticipated or actual portfolio transactions, and are designed to assure that the interests of shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions. Altrinsic Global Advisors, LLC, Hansberger Global Investors, Inc., and Lazard Asset Management LLC have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these codes of ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. These codes of ethics are on public file with, and are available from, the SEC.
Proxy Voting Policies
     The Advisor has been delegated the authority by the board of directors to vote proxies with respect to the investments held in the Funds. The Advisor has delegated the responsibility of voting proxies to the Sub-Advisor of each of the Funds, including each of the Sub-Advisors for the International Fund or International Select Fund. Each Sub-Advisor is responsible for developing and enforcing proxy voting policies with regard to the Fund, or the portion of the Fund’s assets, managed by such Sub-Advisor. Nuveen Fund Advisors will review these policies annually. The policies and procedures that the Fund uses to determine how to vote proxies, including the policies and procedures of Nuveen Fund Advisors and each Sub-Advisor, are set forth in Appendix B. Each year the Funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through www.nuveen.com and/or the SEC’s website at www.sec.gov.

     Investment Advisory and Other Services for the Funds
Investment Advisor and Sub-Advisor
Investment Advisor
     In connection with the Transaction and pursuant to a shareholder vote, the investment advisor of the Funds is now Nuveen Fund Advisors, Inc. The Advisor, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment advisor of each Fund, with responsibility for the overall management of each Fund.
     The Advisor is an affiliate of the Distributor, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of the Funds’ shares. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Distributor and the Advisor are subsidiaries of Nuveen Investments.
     On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. Nuveen Fund Advisors has adopted policies and procedures that address arrangements with Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.
     Each Fund is dependent upon services and resources provided by its investment advisor, Nuveen Fund Advisors, and therefore the investment advisor’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.
     For the management services and facilities furnished by the Advisor, each of the Funds has agreed to pay an annual management fee at rates set forth in the Prospectus under “Investment Advisor.” In addition, for certain funds the Advisor has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current fee waivers and expense reimbursements for the Funds.
     Each Fund’s management fee is divided into two components—a complex-level fee based on the aggregate amount of all qualifying Fund assets managed by Nuveen Fund Advisors and its affiliates, and a specific fund-level fee based only on the amount of assets within each individual Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within each individual Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors and its affiliates. Under no circumstances will this pricing structure result in a Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.
     Each Fund has agreed to pay an annual fund-level management fee, payable monthly, based upon the average daily net assets of each Fund as set forth in the Prospectus.
     The annual complex-level management fee for the Funds, payable monthly, which is additive to the fund-level fee, is based on the aggregate amount of total qualifying assets managed for all Nuveen Funds as stated in the table below. As of September 30, 2010, the complex-level fee rate was 0.1822%.
     The complex-level fee schedule is as follows:

Complex-Level Asset	Effective Rate at
Breakpoint Level*	Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee component of the management fee for the Funds is calculated based upon the aggregate daily managed assets of all Nuveen Funds, with such daily managed assets defined separately for each Fund in its management agreement, but excluding assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Funds in connection with the Advisor’s assumption of the management of the former First American Funds effective January 1, 2011. Managed assets include closed-end fund assets managed by the Advisor that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Advisor as to certain Funds to limit the amount of such assets for determining managed assets in certain circumstances.
     As noted, FAF served as the Fund’s investment advisor prior to the consummation of the Transaction. The following table sets forth total advisory fees paid to FAF before waivers and after waivers for each of the Funds for the fiscal years ended October 31, 2007, October 31, 2008, and October 31, 2009:

	Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended
	October 31, 2007		October 31, 2008		October 31, 2009
	Advisory Fee	Advisory Fee	Advisory Fee	Advisory Fee	Advisory Fee	Advisory Fee
Fund	Before Waivers	After Waivers	Before Waivers	After Waivers	Before Waivers	After Waivers

Equity Income Fund	$8,440,464	$8,427,073	$6,429,799	$6,415,654	$4,120,631	$4,112,815
Equity Index Fund	5,102,947	2,218,090	4,043,796	1,527,687	2,338,543	773,752
Global Infrastructure Fund [1]	*	*	89,335	— (a)	371,015	— (a)
International Fund	17,457,906	17,300,263	12,680,759	12,136,958	6,364,902	5,723,184
International Select Fund [2]	1,792,734	1,129,982	3,133,401	2,486,926	3,488,767	2,552,898
Large Cap Growth Opportunities Fund	5,446,700	5,437,543	4,593,837	4,585,248	3,120,820	3,118,359
Large Cap Select Fund	3,100,022	3,097,014	2,248,919	2,246,389	1,049,129	1,048,341
Large Cap Value Fund	5,893,164	5,882,592	4,350,731	4,341,146	2,558,590	2,556,200
Mid Cap Growth Opportunities Fund	12,398,552	12,371,315	11,059,980	11,042,393	6,911,119	6,897,818
Mid Cap Index Fund	925,077	698,000	712,954	439,983	415,760	135,861
Mid Cap Select Fund	828,694	737,389	632,485	459,660	329,185	89,692
Mid Cap Value Fund	7,552,282	7,526,602	6,191,498	6,171,576	3,827,879	3,818,110

	Fiscal Year Ended		Fiscal Year Ended			Fiscal Year Ended
	October 31, 2007		October 31, 2008			October 31, 2009
	Advisory Fee	Advisory Fee	Advisory Fee	Advisory Fee		Advisory Fee	Advisory Fee
Fund	Before Waivers	After Waivers	Before Waivers	After Waivers		Before Waivers	After Waivers

Quantitative Large Cap Core Fund [3]	35,272	— (a)	215,053	—	(a)	300,551	—	(a)
Real Estate Securities Fund	6,985,887	6,974,273	5,543,316	5,531,729		4,813,506	4,803,449
Small Cap Growth Opportunities Fund	3,181,123	2,805,372	2,310,528	1,906,365		1,076,198	730,261
Small Cap Index Fund	567,685	156,675	359,492	—	(a)	194,340	—	(a)
Small Cap Select Fund	7,625,571	7,595,519	5,061,061	5,040,043		3,716,654	3,695,987
Small Cap Value Fund	2,864,889	2,859,939	1,917,530	1,915,629		1,178,776	1,166,864

[1]	Commenced operations on December 17, 2007.

[2]	Commenced operations on December 21, 2006.

[3]	Commenced operations on July 31, 2007.

*	Fund was not in operation during this fiscal year.

(a)	Advisory and certain other fees for the period were waived by the Advisor to comply with total operating expense limitations that were agreed upon by the Funds and the Advisor.
Sub-Advisors
     The Advisor has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-advisor to manage the investment portfolios of each of the Funds. In addition, one or more Sub-Advisors provide investment advisory services to the International Fund and the International Select Fund. Nuveen Asset Management is responsible for selecting the Funds’ investment strategies and, as it relates to the International Fund and International Select Fund, for allocating and reallocating assets among the Sub-Advisors consistent with each Fund’s investment objectives and strategies. Any Assets not allocated to a Sub-Advisor of the International Fund and International Select Fund are managed by the Advisor. The Advisor and Nuveen Asset Management are also responsible for implementing procedures to ensure that each Sub-Advisor complies with the respective Fund’s investment objective, policies and restrictions. The Advisor will pay Nuveen Asset Management a fee for each Fund equal to the percentage shown below of the remainder of (a) the investment management fee payable by each Fund to the Advisor based on average daily net assets, less (b) any management fees, expenses, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of each Fund. The fee shall accrue daily and shall be payable monthly.

Percentage of Fee to be paid by the
Fund	Advisor to Nuveen Asset Management

Equity Income Fund	50.0000%
Equity Index Fund	33.3333%
Global Infrastructure Fund	57.8947%
International Fund	52.3810%
International Select Fund	30.0000%
Large Cap Growth Opportunities Fund	30.0000%
Large Cap Select Fund	53.3333%
Large Cap Value Fund	53.3333%
Mid Cap Growth Opportunities Fund	55.5556%
Mid Cap Index Fund	28.5714%
Mid Cap Select Fund	55.5556%
Mid Cap Value Fund	55.5556%
Quantitative Large Cap Core Fund	50.0000%
Real Estate Securities Fund	50.0000%
Small Cap Growth Opportunities Fund	50.0000%

Percentage of Fee to be paid by the
Fund	Advisor to Nuveen Asset Management

Small Cap Index Fund	42.8571%
Small Cap Select Fund	55.5556%
Small Cap Value Fund	55.5556%
     The following tables set forth the percentages that are to be paid by the Advisor to the Sub Advisors for the International Fund and International Select Fund for their sub-advisory services. The fees are based on the aggregate average daily assets of the International Fund’s and International Select Fund’s assets allocated to such Sub-Advisor. The fee is calculated daily and paid monthly.

	Aggregate Assets of Sub-	Fee per annum to be paid from
Sub-Advisor	Advisory Portfolio	the Advisor to Sub-Advisor

Altrinsic	First $150 Million	0.45%
	Next $350 Million	0.37%
	Over $500 Million	0.35%
HGI	First $425 Million	0.40%
	Over $425 Million	0.30%
Lazard	First $112.5 Million	0.75%
	Next $37.5 Million	0.70%
	Next $37.5 Million	0.65%
	Next $187.5 Million	0.60%
     International Fund
     Prior to November 3, 2008, J.P. Morgan Investment Management Inc. (“JPMorgan”) was the Sub-Advisor to the International Fund under an agreement with the Advisor and FAIF dated December 9, 2004 (the “JPMorgan Sub-advisory Agreement”).
     Effective November 3, 2008, the Fund employed two Sub-Advisors, each providing investment advisory services for a portion of the Fund’s assets:
•	Altrinsic Global Advisors, LLC (“Altrinsic”) has been a Sub-Advisor to the Fund since November 3, 2008, currently pursuant to an agreement with the Advisor dated January 1, 2011. Altrinsic is an employee-owned company founded in 2000. One of those employees, John Hock, has a controlling interest in Altrinsic. As of December 31, 2009, Altrinsic had assets under management of approximately $9.6 billion.

•	Hansberger Global Investors, Inc. (“HGI”) has been a Sub-Advisor to the Fund since November 3, 2008, currently pursuant to an agreement with the Advisor dated January 1, 2011. HGI is a wholly owned subsidiary of Hansberger Group, Inc. (“Hansberger”), itself an indirect subsidiary of Natixis Global Asset Management (“NGAM”). The firm was founded in 1994. As of September 30, 2010, HGI had assets under management of approximately $8.0 billion.

     The following table sets forth the aggregate sub-advisory fees, both before and after waivers, paid to all Sub-Advisors for the fiscal years ended October 31, 2007, October 31, 2008, and October 31, 2009:

	Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended
	October 31, 2007		October 31, 2008		October 31, 2009
	Advisory Fee	Advisory Fee	Advisory Fee	Advisory Fee	Advisory Fee	Advisory Fee
Fund	Before Waivers	After Waivers	Before Waivers	After Waivers	Before Waivers	After Waivers

International Fund	$4,411,010	$4,411,010	$3,327,330	$3,327,330	$2,158,310	$2,158,310
     International Select Fund
     Altrinsic, HGI, and Lazard Asset Management LLC (“Lazard”) have served as Sub-Advisors to International Select Fund since the Fund’s inception, currently pursuant to individual agreements with the Advisor dated January 1, 2011. Lazard is a wholly-owned subsidiary of Lazard Freres & Co., LLC. As of September 30, 2010, Lazard had assets under management of approximately $129.5 billion.
     Each Sub-Advisor has discretion to select portfolio securities for its portion of the Fund (the “Sub-Advisory Portfolio”), but must select those securities according to the Fund’s investment objective and restrictions. Each Sub-Advisor is paid a fee by the Advisor each month for the services provided under their respective sub-advisory agreements.
     The following table sets forth the aggregate sub-advisory fees, both before and after waivers, paid to all Sub-Advisors for the fiscal period ended October 31, 2007, and the fiscal years ended October 31, 2008 and October 31, 2009:

	Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended
	October 31, 2007		October 31, 2008		October 31, 2009
	Advisory Fee	Advisory Fee	Advisory Fee	Advisory Fee	Advisory Fee	Advisory Fee
Fund	Before Waivers	After Waivers	Before Waivers	After Waivers	Before Waivers	After Waivers

International Select Fund	$841,314	$341,314	$1,420,065	$1,420,065	$1,373,159	$1,373,159
Additional Payments to Financial Intermediaries
     In addition to the sales charge payments and the distribution, service and transfer agency fees described in the Prospectus and elsewhere in this SAI, the Advisor and/or the Distributor may make additional payments out of its own assets to selected intermediaries that sell shares of the Nuveen Mutual Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other intermediaries; hereinafter, individually, “Intermediary,” and collectively, “Intermediaries”) under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.
     The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Nuveen Mutual Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Advisor and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary’s organization.
     These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectuses and described above because they are not paid by the Funds.
     The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

     Marketing Support Payments and Program Servicing Payments
     The Advisor and/or the Distributor may make payments for marketing support and/or program servicing to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Nuveen Mutual Funds or that make Nuveen Mutual Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.
     Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary’s personnel about the Nuveen Mutual Funds in connection with shareholder financial planning needs, placement on the Intermediary’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling Nuveen representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary.
     The Advisor and/or the Distributor compensate Intermediaries differently depending upon, among other factors, the number or value of Fund shares that the Intermediary sells or may sell, the value of the assets invested in the Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.
     Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.
     Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset-based.
     Marketing Support and Program Servicing Payment Guidelines. In the case of any one Intermediary, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. In connection with the sale of a business by U.S. Bank N.A. (which was the parent company of a firm a portion of whose business has since been acquired by the Advisor) to Great-West Life & Annuity Insurance Company (“Great-West”), the Adviser has a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis.
     Other Payments
     From time to time, the Advisor and/or the Distributor, at their expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to marketing support and program servicing payments described above. For example, the Advisor and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; and (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan.

     When not provided for in a marketing support or program servicing agreement, the Advisor and/or the Distributor may pay Intermediaries for enabling the Advisor and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary -sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Advisor and/or the Distributor make payments for such events as they deem appropriate, subject to their internal guidelines and applicable law. Wholesale representatives of the Distributor may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.
     The Advisor and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various Nuveen Mutual Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in Nuveen Mutual Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Advisor and/or the Distributor.
     Certain third parties, affiliates of the Advisor and employees of the Advisor or its affiliates may receive cash compensation from the Advisor and/or the Distributor in connection with establishing new client relationships with the Nuveen Mutual Funds. Total compensation of employees of the Advisor and/or the Distributor with marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the Nuveen Mutual Funds.
     Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Advisor and/or the Distributor and the services it provides for those payments.
     Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.
Intermediaries Receiving Additional Payments
     The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of January 1, 2011:
ADP Broker-Dealer, Inc.
American Enterprise Investment Services, Inc.
American United Life Insurance Company
Ameriprise Financial Services, Inc.
Ascensus (formerly BISYS Retirement Services, Inc.)
Banc of America Investment Services, Inc.
Benefit Plans Administrative Services, Inc.
Benefit Trust Company
Charles Schwab & Co., Inc.
Citigroup Global Markets Inc. / Morgan Stanley Smith Barney LLC
Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network
Country Trust Bank
CPI Qualified Plan Consultants, Inc.
Digital Retirement Solutions, Inc.
Dyatech, LLC
ExpertPlan, Inc.

Fidelity Brokerage Services LLC / National Financial Services LLC
Fidelity Investments Institutional Operations Company, Inc.
Genesis Employee Benefits, Inc. DBA America’s VEBA Solution
GWFS Equities, Inc.
Hartford Life Insurance Company
Hartford Securities Distribution Company, Inc.
Hewitt Associates LLC
ICMA Retirement Corporation
ING Institutional Plan Services, LLC / ING Investment Advisors, LLC (formerly CitiStreet LLC / CitiStreet Advisors LLC)
ING Life Insurance and Annuity Company / ING Institutional Plan Services LLC
J.P. Morgan Retirement Plan Services, LLC
Janney Montgomery Scott LLC
Leggette Actuaries, Inc.
Lincoln Retirement Services Company LLC / AMG Service Corp.
Linsco/Private Ledger Corp.
Marshall & Ilsley Trust Company, N.A.
Massachusetts Mutual Life Insurance Company
Mercer HR Outsourcing LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
MetLife Securities, Inc.
Mid Atlantic Capital Corporation
Morgan Stanley & Co., Incorporated / Morgan Stanley Smith Barney LLC
MSCS Financial Services, LLC
Nationwide Financial Services, Inc.
Newport Retirement Services, Inc.
NYLife Distributors LLC
Pershing LLC
Princeton Retirement Group / GPC Securities, Inc.
Principal Life Insurance Company
Prudential Insurance Company of America (The)
Prudential Investment Management Services, LLC / Prudential Investments LLC
Raymond James & Associates / Raymond James Financial Services, Inc.
RBC Dain Rauscher, Inc.
Reliance Trust Company
Retirement Plan Company, LLC (The)
Robert W. Baird & Co., Inc.
Stifel, Nicolaus & Co., Inc.
T. Rowe Price Investment Services, Inc. / T. Rowe Price Retirement Plan Services, Inc.
TD Ameritrade, Inc.
TD Ameritrade Trust Company (formerly Fiserv Trust Company / International Clearing Trust Company)
TIAA-CREF Individual & Institutional Services, LLC
U.S. Bancorp Investments, Inc.
U.S. Bank, N.A.
UBS Financial Services, Inc.
Unified Trust Company, N.A.

VALIC Retirement Services Company (formerly AIG Retirement Services Company)
Vanguard Group, Inc.
Wachovia Bank, N.A.
Wachovia Securities, LLC
Wells Fargo Advisors, LLC
Wells Fargo Bank, N.A.
Wilmington Trust Company
Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust Company)
     Any additions, modifications or deletions to the list of Intermediaries identified above that have occurred since December 30, 2010 are not reflected in the list.
Administrator
     Prior to the Transaction, FAF served as Administrator pursuant to an Administration Agreement between the FAF and FAIF, dated July 1, 2006 and U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, WI 53202, served as sub-administrator pursuant to a Sub-Administration Agreement between the FAF and USBFS dated July 1, 2005. USBFS is a subsidiary of U.S. Bancorp. The following table sets forth total administrative fees, after waivers, paid by each of the Funds listed below to the Administrator and USBFS for the fiscal years ended October 31, 2007, October 31, 2008, and October 31, 2009:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	October 31, 2007	October 31, 2008	October 31, 2009

Equity Income Fund	$2,885,700	$2,175,729	$1,378,544
Equity Index Fund	4,536,024	3,557,665	2,033,961
Global Infrastructure Fund [1]	*	21,849	89,679
International Fund	3,879,940	2,783,716	1,384,683
International Select Fund [2]	397,919	688,199	761,556
Large Cap Growth Opportunities Fund	1,862,400	1,554,312	1,044,167
Large Cap Select Fund	1,059,893	761,062	350,923
Large Cap Value Fund	2,014,919	1,472,097	855,860
Mid Cap Growth Opportunities Fund	3,935,480	3,475,483	2,147,476
Mid Cap Index Fund	822,318	632,584	361,720
Mid Cap Select Fund	263,045	198,604	102,243
Mid Cap Value Fund	2,397,250	1,945,332	1,189,236
Quantitative Large Cap Core Fund [3]	26,072	157,419	217,949
Real Estate Securities Fund	2,217,965	1,739,652	1,496,079
Small Cap Growth Opportunities Fund	706,934	508,612	234,117
Small Cap Index Fund	315,429	197,624	105,678
Small Cap Select Fund	2,420,711	1,590,175	1,154,941
Small Cap Value Fund	909,550	602,427	366,224

[1]	Commenced operations on December 17, 2007.

[2]	Commenced operations on December 21, 2006.

[3]	Commenced operations on July 31, 2007.

*	Fund was not in operation during this fiscal year.

Transfer Agent
     USBFS (“Transfer Agent”) serves as the Funds’ transfer agent pursuant to a Transfer Agency and Shareholder Servicing Agreement (the “Transfer Agent Agreement”) between Transfer Agent and FAIF dated July 1, 2006. As transfer agent, Transfer Agent maintains the records of shareholder accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and capital gain distribution disbursing agent, and performs other related transfer agent functions. The Funds pay transfer agent fees on a per shareholder account basis, at annual rates paid monthly, subject to a minimum annual fee per share class. These fees will be charged to each Fund based on the number of accounts within that Fund. The Funds will continue to reimburse Transfer Agent for out-of-pocket expenses incurred in providing transfer agent services.
     The following table sets forth transfer agent fees paid by the Funds to Transfer Agent for the fiscal years ended October 31, 2007, October 31, 2008, and October 31, 2009:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	October 31, 2007	October 31, 2008	October 31, 2009

Equity Income Fund	$264,495	$250,056	$243,565
Equity Index Fund	365,543	329,685	290,110
Global Infrastructure Fund [1]	*	45,000	90,000
International Fund	167,788	166,321	178,213
International Select Fund [2]	90,000	108,000	102,050
Large Cap Growth Opportunities Fund	292,217	264,462	236,423
Large Cap Select Fund	108,000	108,000	102,081
Large Cap Value Fund	228,770	207,292	189,915
Mid Cap Growth Opportunities Fund	389,632	377,274	345,274
Mid Cap Index Fund	108,000	108,000	102,268
Mid Cap Select Fund	204,460	175,949	150,863
Mid Cap Value Fund	257,841	254,441	206,691
Quantitative Large Cap Core Fund [3]	22,500	90,000	81,003
Real Estate Securities Fund	166,063	191,431	388,391
Small Cap Growth Opportunities Fund	148,634	151,246	154,500
Small Cap Index Fund	108,000	108,000	102,170
Small Cap Select Fund	320,743	295,828	250,068
Small Cap Value Fund	154,947	149,239	151,925

[1]	Commenced operations on December 17, 2007.

[2]	Commenced operations on December 21, 2006.

[3]	Commenced operations on July 31, 2007.

*	Fund was not in operation during this fiscal year.
Distributor
     In connection with the Transaction Nuveen Investments, LLC has been selected to serve as Distributor. Nuveen Investments, LLC is located at 333 West Wacker Drive, Chicago, Illinois 60606, and will serve as the distributor for the Funds’ shares pursuant to a Distribution Agreement dated January 1, 2010 (the “Distribution Agreement”).
     Prior to the Transaction, Quasar Distributors, LLC (“Quasar”) 615 East Michigan Street, Milwaukee, WI 53202, served as the distributor for the Funds’ shares pursuant to a Distribution Agreement dated July 1, 2007 (the “Quasar Distribution Agreement”). Quasar is a wholly owned subsidiary of U.S. Bancorp. Fund shares and other securities distributed by Quasar are not deposits or obligations of, or endorsed or guaranteed by, any bank, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.
     The following tables set forth the amount of underwriting commissions paid by the Funds and the amount of such commissions retained by Quasar, during the fiscal years ended October 31, 2007, October 31, 2008, and October 31, 2009:

	Total Underwriting Commissions
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	October 31, 2007	October 31, 2008	October 31, 2009

Equity Income Fund	$166,490	$82,682	$88,701
Equity Index Fund	175,323	116,615	92,139
Global Infrastructure Fund [1]	*	92,565	245,217
International Fund	98,649	41,556	16,592
International Select Fund [2]	68,480	27,286	5,467
Large Cap Growth Opportunities Fund	107,688	73,705	37,586
Large Cap Select Fund	18,225	7,657	5,602
Large Cap Value Fund	76,353	30,733	26,680
Mid Cap Growth Opportunities Fund	366,235	231,661	88,154
Mid Cap Index Fund	38,498	24,014	31,785
Mid Cap Select Fund	89,698	26,010	22,548
Mid Cap Value Fund	357,171	98,037	30,111
Quantitative Large Cap Core Fund [3]	2,239	1,653	165
Real Estate Securities Fund	992,088	300,871	529,061
Small Cap Growth Opportunities Fund	67,727	34,241	23,228
Small Cap Index Fund	24,832	12,901	6,093
Small Cap Select Fund	593,865	101,274	54,503
Small Cap Value Fund	92,802	30,769	17,791

[1]	Commenced operations on December 17, 2007.

[2]	Commenced operations on December 21, 2006.

[3]	Commenced operations on July 31, 2007.

*	Fund was not in operation during this fiscal year.

	Underwriting Commissions Retained by Quasar
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	October 31, 2007	October 31, 2008	October 31, 2009

Equity Income Fund	$15,139	$8,454	$9,045
Equity Index Fund	16,200	11,090	10,280
Global Infrastructure Fund [1]	*	8,400	20,188
International Fund	8,707	4,050	2,176
International Select Fund [2]	5,314	2,195	599
Large Cap Growth Opportunities Fund	9,325	7,482	5,313
Large Cap Select Fund	1,862	1,261	1,059
Large Cap Value Fund	7,214	3,029	2,607
Mid Cap Growth Opportunities Fund	27,996	21,586	9,908

	Underwriting Commissions Retained by Quasar
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	October 31, 2007	October 31, 2008	October 31, 2009

Mid Cap Index Fund	2,752	1,846	2,931
Mid Cap Select Fund	8,233	3,346	2,800
Mid Cap Value Fund	19,447	7,321	3,011
Quantitative Large Cap Core Fund [3]	222	152	18
Real Estate Securities Fund	61,435	21,565	40,039
Small Cap Growth Opportunities Fund	6,126	3,513	2,471
Small Cap Index Fund	2,177	1,170	575
Small Cap Select Fund	28,426	5,701	5,016
Small Cap Value Fund	7,691	3,104	1,726

[1]	Commenced operations on December 17, 2007.

[2]	Commenced operations on December 21, 2006.

[3]	Commenced operations on July 31, 2007.

*	Fund was not in operation during this fiscal year.
     Quasar received the following compensation from the Funds during the Funds’ fiscal year ended October 31, 2009:

	Net Underwriting	Compensation on
	Discounts and	Redemptions and	Brokerage	Other
Fund	Commissions	Repurchases	Commissions	Compensation[1]

Equity Income Fund	$9,045	$13,476	—	—
Equity Index Fund	10,280	16,663	—	—
Global Infrastructure Fund	20,188	60	—	—
International Fund	2,176	2,441	—	—
International Select Fund	599	436	—	—
Large Cap Growth Opportunities Fund	5,313	4,077	—	—
Large Cap Select Fund	1,059	679	—	—
Large Cap Value Fund	2,607	2,244	—	—
Mid Cap Growth Opportunities Fund	9,908	12,969	—	—
Mid Cap Index Fund	2,931	980	—	—
Mid Cap Select Fund	2,800	2,820	—	—
Mid Cap Value Fund	3,011	8,854	—	—
Quantitative Large Cap Core Fund	18	—	—	—
Real Estate Securities Fund	40,039	12,708	—	—
Small Cap Growth Opportunities Fund	2,471	2,798	—	—
Small Cap Index Fund	575	580	—	—
Small Cap Select Fund	5,016	7,349	—	—
Small Cap Value Fund	1,726	1,233	—	—

[1]	Fees paid by the Funds under FAIF’s Rule 12b-1 Distribution and Service Plan are provided below. Quasar was also compensated from fees earned by USBFS under a separate arrangement as part of the Sub-Administration Agreement between FAF and USBFS.

     Distribution and Service Plan
     FAIF has adopted a Distribution and Service Plan with respect to the Class A, Class B, Class C and Class R shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes the Funds to pay the Distributor distribution and/or shareholder servicing fees on the Funds’ Class A, Class B, Class C and Class R shares as described below. The distribution fees under the Plan are used for primary purpose of compensating Participating Intermediaries for their sales of the Funds. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts.
     The Class A shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to Participating Intermediaries through whom shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A shares of each Fund for that month.
     The Class B shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B shares beginning one year after purchase. The Class B shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B shares. The distribution fee is intended to compensate the Distributor for advancing a commission to Participating Intermediaries purchasing Class B shares.
     The Class C shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C shares. This fee is calculated and paid each month based on average daily net assets of the Class C shares. The Class C shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C shares. The Distributor may use the distribution fee to provide compensation to Participating Intermediaries through which shareholders hold their shares beginning one year after purchase.
     The Class R shares pay to the Distributor a distribution fee at the annual rate of 0.50% of the average daily net assets of Class R shares. The fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to Participating Intermediaries in connection with sales of Class R shares and to pay for advertising and other promotional expenses in connection with the distribution of Class R shares. This fee is calculated and paid each month based on average daily net assets of the Class R shares.
     The Distributor receives no compensation for distribution of the Class Y shares.
     The Plan is a “compensation-type” plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. It is therefore possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan recognizes that the Distributor and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B, Class C and Class R shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Advisor at any time. With the exception of the Distributor and its affiliates, no “interested person” of FAIF, as that term is defined in the 1940 Act, and no Director of FAIF has a direct or indirect financial interest in the operation of the Plan or any related agreement.
     Under the Plan, the Funds’ Treasurer reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Board of Directors for their review on a quarterly basis. The Plan provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those Board members of FAIF who are not “interested persons” of FAIF (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to such plan.
     For the fiscal year ended October 31, 2009, the Funds paid the following 12b-1 fees to the Quasar with respect to the Class A shares, Class B shares, Class C shares and Class R shares of the Funds. The table also describes the activities for which such payments were used. As noted above, no 12b-1 fees are paid with respect to Class Y shares.

	Total 12b-1	Amount	Compensation Paid
	Fees Paid to	Retained by	to Participating
	Quasar	Quasar[1]	Intermediaries	Other[2]

Equity Income Fund
Class A	$227,397	$12,544	$214,853	—
Class B	74,787	897	17,800	$56,090
Class C	43,044	7,132	35,912	—
Class R	1,599	16	1583	—

Equity Index Fund
Class A	259,338	14,227	245,111	—
Class B	101,186	1,482	23,815	75,889
Class C	81,591	8,833	72,758	—
Class R	50,769	1,357	49,412	—

Global Infrastructure Fund
Class A	30,150	—	30,150	—
Class C	13,782	13,467	315	—
Class R	26	26	—	—

International Fund
Class A	61,719	2,919	58,800	—
Class B	19,646	196	4,715	14,735
Class C	30,996	3,705	27,291	—
Class R	18	—	18	—

International Select Fund
Class A	5,113	220	4,893	—
Class B3	1,649	47	365	1,237
Class C	2,217	378	1,839	—
Class R	176	17	159	—

Large Cap Growth Opportunities Fund
Class A	126,962	5,316	121,646	—
Class B	48,397	698	11,401	36,298
Class C	42,399	6,266	36,133	—
Class R	2,764	395	2,369	—

Large Cap Select Fund
Class A	7,692	198	7,494	—
Class B3	1,794	38	411	1,346
Class C	1,786	62	1,724	—
Class R	102	12	90	—

Large Cap Value Fund
Class A	131,126	5,617	125,509	—
Class B	25,738	582	5,853	19,303
Class C	21,631	3,066	18,565	—
Class R	1,145	171	974	—

Mid Cap Growth Opportunities Fund
Class A	505,166	29,640	475,526	—
Class B	64,645	693	15,468	48,484
Class C	113,857	18,245	95,612	—
Class R	115,326	2,476	112,850	—

	Total 12b-1	Amount	Compensation Paid
	Fees Paid to	Retained by	to Participating
	Quasar	Quasar[1]	Intermediaries	Other[2]

Mid Cap Index Fund
Class A	35,144	2,154	32,990	—
Class B3	6,506	225	1,402	4,879
Class C	26,615	6,246	20,369	—
Class R	45,316	232	45,084	—

Mid Cap Select Fund
Class A	28,652	2,721	25,931	—
Class B	18,924	290	4,441	14,193
Class C	26,130	2,652	23,478	—

Mid Cap Value Fund
Class A	289,047	5,250	283,797	—
Class B	33,926	534	7,948	25,444
Class C	116,448	11,348	105,100	—
Class R	122,800	3,969	118,831	—

Quantitative Large Cap Core Fund
Class A	326	101	225	—
Class C	64	46	18	—

Real Estate Securities Fund
Class A	409,433	5,725	403,708	—
Class B	24,620	472	5,683	18,465
Class C	107,850	50,396	57,454	—
Class R	141,017	5,673	135,344	—

Small Cap Growth Opportunities Fund
Class A	66,908	5,348	61,560	—
Class B	17,904	163	4,313	13,428
Class C	10,863	1,506	9,357	—
Class R	3,519	21	3,498	—

Small Cap Index Fund
Class A	15,489	494	14,995	—
Class B3	3,568	202	690	2,676
Class C	12,700	2,701	9,999	—
Class R	8,439	191	8,248	—

Small Cap Select Fund
Class A	520,666	12,644	508,022	—
Class B	54,297	578	12,997	40,722
Class C	156,550	16,818	139,732	—
Class R	111,602	5,222	106,380	—

Small Cap Value Fund
Class A	63,792	2,875	60,917	—
Class B3	14,317	180	3,399	10,738
Class C	20,679	2,740	17,939	—
Class R	11,235	688	10,547	—

[1]	The amounts retained by the Quasar are used to pay for various distribution and shareholder servicing expenses, including advertising, marketing, wholesaler support, and printing prospectuses.

[2]	The Quasar has entered into an arrangement whereby sales commissions payable to Participating Intermediaries with respect to sales of Class B shares of the Funds are financed by an unaffiliated party. Under this financing arrangement, the Distributor may assign certain amounts, including 12b-1 fees that it is entitled to receive pursuant to the Plan, to the third-party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to Participating Intermediaries is made by the unaffiliated third-party lender from the amounts assigned.

[3]	Fund had no Class B shares outstanding as of October 31, 2009.

     Funds that close to new investors may continue to make payments under the Plan. Such payments would be made for the various services provided to existing shareholders by the Participating Intermediaries receiving such payments.
Custodians and Independent Registered Public Accounting Firm
     Custodians
     U.S. Bank and State Street Bank and Trust Company act as custodians for the Funds (the “Custodians”). U.S. Bank, 60 Livingston Avenue, St. Paul, MN 55101, acts as the custodian for each Fund (the “Custodian”) other than Global Infrastructure Fund, International Fund, and International Select Fund. U.S. Bank is a subsidiary of U.S. Bancorp. State Street Bank and Trust Company, 2 Avenue de Lafayette, LCC/5 Boston, MA 02111, acts as the custodian for the International Fund and International Select Fund.
     The Custodians take no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash are held by the Custodians. The Custodians deliver securities against payment upon sale and pays for securities against delivery upon purchase. The Custodians also remit Fund assets in payment of Fund expenses, pursuant to instructions of FAIF’s officers or resolutions of the Board of Directors.
     As compensation for its services as custodian, U.S. Bank is paid a monthly fee calculated on an annual basis equal to 0.005% of each such Fund’s average daily net assets. State Street Bank and Trust Company is paid reasonable compensation as agreed upon from time to time. Sub-custodian fees with respect to the Funds are paid by State Street Bank and Trust Company out of its fees from the Funds. In addition, the Custodians are reimbursed for their out-of-pocket expenses incurred while providing services to the Funds. Each Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not “interested persons” of FAIF, as that term is defined in the 1940 Act.
     Independent Registered Public Accounting Firm
     Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the Funds’ independent registered public accounting firm, providing audit services, including audits of the annual financial statements.
Portfolio Managers
Other Accounts Managed
     The following table sets forth the number and total assets of any other funds (i.e., “registered investment companies”), pooled investment vehicles, or other accounts managed by the Funds’ portfolio managers as of October 31, 2009.

				Amount Subject
		Number of		to Performance-
Portfolio Manager	Type of Account Managed	Accounts	Assets	Based Fee
Derek B. Bloom[1]	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	0	0	0

Karen L. Bowie	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	1	$3.7 million	0

Gerald C. Bren	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	14	$305.0 million	0

				Amount Subject
		Number of		to Performance-
Portfolio Manager	Type of Account Managed	Accounts	Assets	Based Fee
Anthony R. Burger	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	0	0	0

David A. Chalupnik	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	15	$350.5 million	0

Rehan Chaudhri	Registered Investment Company	1	$563.7 million	0
	Other Pooled Investment Vehicles	29	$3.3 billion	2 - $140.7 million
	Other Accounts	24	$4.5 billion	3 - $1.1 billion

David R. Cline	Registered Investment Company	4	$767.5 million	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	0	0	0

John L. DeVita	Registered Investment Company	1	$563.7 million	0
	Other Pooled Investment Vehicles	29	$3.3 billion	2 - $140.7 million
	Other Accounts	24	$4.5 billion	3 - $1.1 billion

James A. Diedrich	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	9	$387.8 million	0

James M. Donald	Registered Investment Company	7	$15.3 billion	1 - $1.8 billion
	Other Pooled Investment Vehicles	14	$4.2 billion	0
	Other Accounts	142	$8.0 billion	6 - $1.2 billion

Kevin V. Earley	Registered Investment Company	1	$188.5 million	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	15	$380.0 million	0

Walter A. French	Registered Investment Company	1	$17.3 million	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	31	$918.0 million	0

David A. Friar	Registered Investment Company	1	$17.3 million	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	31	$918.0 million	0

Harold R. Goldstein	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	9	$387.7 million	0

Trevor Graham	Registered Investment Company	6	$1.0 billion	0
	Other Pooled Investment Vehicles	4	$1.5 billion	0
	Other Accounts	32	$1.9 billion 1	1 - $195.5 million

Keith B. Hembre	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	0	0	0

John Hock	Registered Investment Company	1	$563.7 million	0
	Other Pooled Investment Vehicles	29	$3.3 billion	2 - $140.7 million
	Other Accounts	24	$4.5 billion	3 - $1.1 billion

Cori B. Johnson	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	14	$30.0 million	0

Barry A. Lockhart	Registered Investment Company	6	$1.0 billion	0
	Other Pooled Investment Vehicles	4	$1.5 billion	0
	Other Accounts	30	$1.9 billion 1	1 - $195.5 million

				Amount Subject
		Number of		to Performance-
Portfolio Manager	Type of Account Managed	Accounts	Assets	Based Fee
Jon A. Loth	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	2	$40.7 million	0

Robert S. McDougall	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	2	$40.7 million	0

Brent D. Mellum	Registered Investment Company	1	$188.5 million	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	15	$380.0 million	0

Scott M. Mullinix	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	9	$387.7 million	0

John R. Reinsberg	Registered Investment Company	5	$1.2 billion	0
	Other Pooled Investment Vehicles	4	$102.6 million	4 - $102.6 million
	Other Accounts	59	$4.3 billion	0

Jay L. Rosenberg	Registered Investment Company	1	$96.7 million	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	5	$42.3 million	0

Allen D. Steinkopf	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	4	$22.0 million	0

Patrick Tan	Registered Investment Company	6	$1.0 billion	0
	Other Pooled Investment Vehicles	4	$1.5 billion	0
	Other Accounts	28	$1.9 billion	1 - $195.5 million

Thomas R. H. Tibbles	Registered Investment Company	6	$1.0 billion	0
	Other Pooled Investment Vehicles	4	$1.5 billion	0
	Other Accounts	36	$1.9 billion	1 - $195.5 million

Mark A. Traster	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	4	$22.0 million	0

John G. Wenker	Registered Investment Company	5	$687.5 million	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	5	$42.3 million	0

[1]	Certain information is as of December 31, 2009.
     Nuveen Asset Management Similar Accounts
     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with a number of potential conflicts, including, among others, those discussed below.
     The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
     If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
     With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
     Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
     Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
     Altrinsic Similar Accounts
     Altrinsic adheres to the highest standard of care and diligence in conducting its business activities and is particularly sensitive to situations in which the interests of its advisory clients may be directly or indirectly in conflict with those of Altrinsic. Altrinsic manages other accounts in addition to International Fund and International Select Fund. Therefore, conflicts of interest may arise in connection with Altrinsic’s management of the Funds’ investments and the investments of other accounts. Altrinsic manages accounts that may have similar objectives as the Funds. Some of Altrinsic’s other accounts may make investments in the same type of instruments or securities as the Funds at the same time as the Funds. Certain of these accounts may pay higher advisory fees than the Funds, creating an incentive to favor the higher paying account. Altrinsic has adopted procedures to allocate such trades among its various clients and the Funds fairly and equitably. It is Altrinsic’s policy that no client for whom Altrinsic has investment-decision responsibility shall receive preferential treatment over any other client.
     HGI Similar Accounts
     HGI’s management of “other accounts” may give rise to potential conflicts of interest in connection with its management of International Fund’s and International Select Fund’s investments, on the one hand, and the investments of other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of the Funds trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. In addition, some accounts charge performance fees which could enhance conflicts of interest in the allocation of investment opportunities. However, HGI has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitable allocated.
     Lazard Similar Accounts
     Although the potential for conflicts of interest exists when an investment advisor and portfolio managers manage other accounts with similar investment objectives and strategies as International Select Fund, Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the other accounts.
     Potential conflicts of interest may arise because of Lazard’s management of the Fund and other accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer.
     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Portfolio managers are generally not permitted to manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.
Portfolio Manager Compensation
     Nuveen Asset Management Compensation
     Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.
     Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.
     The Funds’ portfolio managers are paid an annual cash incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.
     For managers of each Fund, other than the Index Funds, the portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio’s benchmark and performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and (ii) median performance versus the peer group, and the maximum annual cash incentive is attained at (i) a spread over the benchmark which the Advisor believes will, over time, deliver top quartile performance and (ii) top quartile performance versus the Lipper industry peer group. For managers of the Index Funds, the portion of the maximum potential annual cash incentive that is paid out is based upon the portfolio’s tracking error relative to its benchmark (with lower tracking error resulting in a higher cash incentive payment).
     Investment performance is measured on a pre-tax basis, gross of fees for a Fund’s results and for its Lipper industry peer group.
     Payments pursuant to a long term incentive plan are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Advisor.
     There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table above.

     Altrinsic Compensation
     Altrinsic manages all accounts on a team basis and all the portfolio managers are equity partners. The value of the equity and the associated cash flows are solely determined by the team’s long-term investment performance and client satisfaction. Portfolio managers receive a competitive salary, a bonus at the end of the fiscal year, allocated capital based on the firm’s profitability and participation in Altrinsic’s profit sharing plan. John Hock, the Chief Investment Officer determines the compensation for the portfolio managers.
     Portfolio managers receive a percentage of the net profits, which is allocated to their capital account. Altrinsic maintains a discretionary Profit Sharing Plan in which all employees are eligible to participate after six months of employment.
     Altrinsic’s portfolio managers’ bonus compensation is determined primarily on the basis of their value added in terms of their stock specific research and the overall long-term performance of client accounts versus the respective benchmarks for each account. Consideration is given to each account’s objectives, policies, strategies, limitations, and the market environment during the measurement period. Additional factors include the portfolio managers’ contributions to the investment management functions within Altrinsic, contributions to the development of other investment professionals and supporting staff, and overall contribution to marketing, client service, and strategic planning for the organization. There are no material differences between how Altrinsic portfolio managers are compensated for the Funds and for other accounts.
     HGI Compensation
     HGI compensates each portfolio manager for his or her management of the Funds. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by HGI’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.
     A portfolio manager’s bonus is paid on an annual basis and is determined by a number of factors, including, but not limited to, performance of the Funds and other funds managed relative to expectations for how those funds should have performed as compared to their benchmarks, given their objectives, policies, strategies, and limitations, and the market environment during the most recently completed calendar year. This performance factor is not based on the value of assets held in a fund’s portfolio. Additional factors include the portfolio manager’s contributions to the investment management functions within HGI, contributions to the development of other investment professionals and supporting staff, and overall contributions to marketing, client service, and strategic planning for the organization. The target bonus is expressed as a percentage of the overall bonus pool. The actual bonus paid may be more or less than the target bonus, based on how well the portfolio manager satisfies the objectives stated above. The bonus pool from which a portfolio manager is paid is calculated as a percentage of the firm’s overall operating revenue.
     In addition, the portfolio management team (the “growth team”) may be entitled to participate in the Hansberger 2006 Stock Incentive Plan for Canadian employees, by which units of restricted stock are granted in accordance with the plan’s predetermined vesting schedule. Further, certain members of the growth team have a share of the net revenues earned by Hansberger resulting from the investment portfolios managed by such growth team (the “revenue share”), which would include the Funds. Eligibility to participate in the revenue share is conditioned upon the growth team’s reaching a pre-defined level of profitability. The amount of the revenue share is determined by using of a formula based on the amount of revenues generated by the growth team. Amounts payable to each member of the growth team from the revenue share are determined by Hansberger’s chief executive officer upon consultation with the growth team’s chief investment officer.
     Lazard Compensation
     Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork, and commitment.
     Total compensation is not fixed, but rather is based on the following factors: (1) maintenance of current knowledge and opinions on companies owned in the portfolio; (2) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (3) ability and willingness to develop and share ideas on a team basis; and (4) the performance results of the portfolios managed by the investment team.
     Variable bonus is based on the portfolio manager’s quantitative performance as measured by the manager’s ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by him or her, by comparison of each account to a predetermined benchmark, including, as appropriate for the relevant account’s investment strategy, the MSCI World Index, the FTSE All World Europe ex-UK Index, the MSCI European Index, and the MSCI EAFE Index, over the current year and the longer-term performance (3-, 5-, or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.
     Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the board of directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.
     In addition, effective May, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining, and motivating officers, employees, directors, advisors, and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.
Ownership of Fund Shares
     The following table indicates as of October 31, 2009 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each Fund they manage. For purposes of this table, the following letters indicate the range listed next to each letter:

A	—	$0
B	—	$1 - $10,000
C	—	$10,001 - $50,000
D	—	$50,001 - $100,000
E	—	$100,001 - $500,000
F	—	$500,001 - $1,000,000
G	—	More than $1 million

Portfolio Manager	Fund	Ownership in Fund	Ownership in Fund Complex

Derek B. Bloom*	International Fund	A	C
	International Select Fund	A

Karen L. Bowie	Small Cap Value Fund	C	E

Gerald C. Bren	Equity Income Fund	A	G

Portfolio Manager	Fund	Ownership in Fund	Ownership in Fund Complex

Anthony R. Burger	Large Cap Select Fund	A	D
	Mid Cap Select Fund	C

David A. Chalupnik	Large Cap Select Fund	A	D
	Mid Cap Select Fund	A

Rehan Chaudhri	International Fund	A	A
	International Select Fund	A

David R. Cline	Quantitative Large Cap Core Fund	A	E

John L. DeVita	International Fund	A	A
	International Select Fund	A

James A. Diedrich	Large Cap Growth Opportunities Fund	D	F
	Mid Cap Growth Opportunities Fund	D

James M. Donald	International Select Fund	A	A

Kevin V. Earley	Large Cap Value Fund	C	E
	Mid Cap Value Fund	D

Walter A. French	Equity Index Fund	A	A
	Mid Cap Index Fund	A
	Quantitative Large Cap Core Fund	A
	Small Cap Index Fund	A

David A. Friar	Equity Index Fund	A	A
	Mid Cap Index Fund	A
	Quantitative Large Cap Core Fund	A
	Small Cap Index Fund	A

Harold R. Goldstein	Large Cap Growth Opportunities Fund	C	D
	Mid Cap Growth Opportunities Fund	C

Trevor Graham	International Fund	A	A
	International Select Fund	A

Keith B. Hembre	International Select Fund	A	C
	Quantitative Large Cap Core Fund	A

John Hock	International Fund	A	A
	International Select Fund	A

Cori B. Johnson	Equity Income Fund	A	C

Barry A. Lockhart	International Fund	A	A
	International Select Fund	A

Jon A. Loth	Small Cap Growth Opportunities Fund	C	C

Robert S. McDougall	Small Cap Growth Opportunities Fund	C	C

Brent D. Mellum	Large Cap Value Fund	D	E
	Mid Cap Value Fund	D

Scott M. Mullinix	Large Cap Growth Opportunities Fund	C	D
	Mid Cap Growth Opportunities Fund	C

John R. Reinsberg	International Select Fund	A	A

Jay L. Rosenberg	Global Infrastructure Fund	B	C
	Real Estate Securities Fund	B

Allen D. Steinkopf	Small Cap Select Fund	C	E

Patrick Tan	International Fund	A	A
	International Select Fund	A

Portfolio Manager	Fund	Ownership in Fund	Ownership in Fund Complex

Thomas R. H. Tibbles	International Fund	A	A
	International Select Fund	A

Mark A. Traster	Small Cap Select Fund	C	D

John G. Wenker	Global Infrastructure Fund	B	E
	Real Estate Securities Fund	D

*	Information is as of December 31, 2009.
Portfolio Transactions and Allocation of Brokerage
     Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by Nuveen Asset Management or, in the case of International Fund or International Select Fund, their Sub-Advisors.
     In selecting a broker-dealer to execute securities transactions, the Sub-Advisors consider the full range and quality of a broker-dealer’s services including, among other things: the value, nature and quality of any brokerage and research products and services; execution capability; commission rate; financial responsibility (including willingness to commit capital); the likelihood of price improvement; the speed of execution and likelihood of execution for limit orders; the ability to minimize market impact; the maintenance of the confidentiality of orders; and responsiveness of the broker-dealer. The determinative factor is not the lowest possible commission cost but whether the transaction represents the best qualitative execution for the Funds. Subject to the satisfaction of its obligation to seek best execution, another factor considered by the Sub-Advisors in selecting a broker-dealer may include the broker-dealer’s access to initial public offerings.
     For certain transactions, the Sub-Advisors may cause the Funds to pay a broker-dealer a commission higher than that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as “paying up”). The Sub-Advisors cause a Fund to pay up in recognition of the value of the brokerage and research products and services provided by the broker-dealer. The broker-dealer may directly provide such products or services to the Funds or purchase them from a third party for the Funds. In such cases, the Sub-Advisors are in effect paying for the brokerage and research products and services with client commissions — so-called “soft dollars.” The Sub-Advisors will only cause a Fund to pay up if the Sub-Advisors, subject to their overall duty to seek best execution, determine in good faith that the amount of such commission is reasonable in relation to the value of the brokerage and research products and services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Advisors with respect to the managing of its accounts.
     The types of research products and services the Sub-Advisors receive include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analysis of U.S. Treasury securities, research-dedicated computer software and related consulting services and other services that assist in the investment decision making process. Research products and services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged by broker-dealers with corporate management teams and spokespersons, as well as industry spokespersons.
     The brokerage and research products and services the Sub-Advisors receive from broker-dealers supplement the Sub-Advisors’ own normal research activities. As a practical matter, the Sub-Advisors could not, on their own, generate all of the research that broker-dealers provide without materially increasing expenses. The brokerage and research products and services the Sub-Advisors receive from broker-dealers may be put to a variety of uses and may be provided as part of a product that bundles research and brokerage products with other products into one package as further described below. The Sub-Advisors reduce their expenses through their use of soft dollars.
     As a general matter, the brokerage and research products and services the Sub-Advisors receive from broker-dealers are used to service all of the Sub-Advisors’ accounts, including the Funds. However, any particular brokerage and research product or service may not be used to service each and every account, and may not benefit the particular accounts that generated the brokerage commissions. For example, equity commissions are used for brokerage and research products and services utilized in managing fixed income accounts.
     The Sub-Advisors receive brokerage or research products or services that they also use for business purposes unrelated to brokerage or research. For example, certain brokerage services are provided as a part of a product that bundles many separate and distinct brokerage, execution, investment management, custodial and recordkeeping services into one package. Market data services are a specific example of mixed use services that the Sub-Advisors might acquire because certain employees of the Sub-Advisors may use such services for marketing or administrative purposes while others use them for research purposes. The acquisition of mixed use products and services causes a conflict of interest for the Sub-Advisors, in that, clients pay up for this type of brokerage or research product or service while the product or service also directly benefits the Sub-Advisors. For this reason, and in accordance with general SEC guidance, the Sub-Advisors make a good faith effort to determine what percentage of the product or service is used for non-brokerage or research purposes and pay cash (“hard dollars”) for such percentage of the total cost. To ensure that their practices are consistent with their fiduciary responsibilities to their clients and to address this conflict, the Sub-Advisors make all determinations with regard to whether mixed use items may be acquired and, if so, what the appropriate allocations are between soft dollar and hard dollar payments for such products and services. These determinations themselves represent a conflict of interest as the Sub-Advisors have a financial incentive to allocate a greater proportion of the cost of mixed use products to soft dollars.
     Many of the Funds’ portfolio transactions involve payment of a brokerage commission by the applicable Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds typically deal with market makers unless it appears that better price and execution are available elsewhere.
     It is expected that the Funds will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The commission paid in connection with foreign stock transactions may be higher than negotiated commissions on U.S. transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.
     Foreign equity securities may be held in the form of depositary receipts or securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.
     The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor, Sub-Advisors or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others. The Funds did not pay any commissions to affiliated brokers or dealers during the fiscal years ended October 31, 2007, 2008 and 2009.
     When two or more clients of the Sub-Advisors are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by the Sub-Advisors to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.
     The following table sets forth the aggregate brokerage commissions paid by certain of the Funds during the fiscal years ended October 31, 2007, October 31, 2008, and October 31, 2009:

	Aggregate Brokerage Commissions Paid by the Funds
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	October 31, 2007	October 31, 2008	October 31, 2009

Equity Income Fund	$833,175	$1,095,583	$1,008,276
Equity Index Fund	76,947	53,085	53,686
Global Infrastructure Fund [1]	*	129,356	493,318
International Fund	890,078	684,747	1,675,772
International Select Fund [2]	381,242	454,211	832,848
Large Cap Growth Opportunities Fund	1,682,228	1,190,558	1,279,480
Large Cap Select Fund	1,265,290	1,477,447	945,900
Large Cap Value Fund	1,521,262	1,302,216	848,377
Mid Cap Growth Opportunities Fund	3,462,791	3,792,340	3,653,907
Mid Cap Index Fund	50,941	34,148	35,475
Mid Cap Select Fund	469,478	494,498	404,795
Mid Cap Value Fund	2,334,351	2,214,024	2,103,056
Quantitative Large Cap Core Fund [3]	34,053	170,373	186,962
Real Estate Securities Fund	3,757,610	2,886,992	3,865,767
Small Cap Growth Opportunities Fund	1,393,431	1,311,213	916,557
Small Cap Index Fund	13,595	11,669	16,712
Small Cap Select Fund	3,463,172	2,624,080	2,671,097
Small Cap Value Fund	873,755	590,672	625,694

[1]	Commenced operations on December 17, 2007.

[2]	Commenced operations on December 21, 2006.

[3]	Commenced operations on July 31, 2007.

*	Fund was not in operation during this fiscal year.
     Brokerage commissions paid by a Fund may vary significantly from year to year as a result of changing asset levels throughout the year, portfolio turnover, varying market conditions, and other factors. The increase in brokerage commissions paid by Global Infrastructure Fund in the last fiscal year, as compared to the fiscal year ended October 31, 2008, was primarily due to an increase in the Fund’s net assets over the last fiscal year. The increase in brokerage commissions paid by International Fund in the last fiscal year, as compared to the fiscal years ended October 31, 2007 and 2008, was primarily due to the increased portfolio turnover associated with the change in Sub-Advisors, described above under “Investment Advisory and Other Services for the Funds — Sub-Advisors — International Fund,” and the corresponding changes to the Fund’s investment strategies. The increase in brokerage commissions paid by International Select Fund in the last fiscal year, as compared to the fiscal years ended October 31, 2007 and 2008, was primarily due to an increase in the Fund’s net assets over the last fiscal year.
     The following table sets forth the value of transactions executed with, and commissions paid to, broker-dealers selected by the Advisor in part because of research products or services provided during the fiscal years ended October 31, 2007, October 31, 2008, and October 31, 2009.

	Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended
	October 31, 2007		October 31, 2008		October 31, 2009
		Related		Related		Related
		Brokerage[1]		Brokerage[1]		Brokerage[1]
Fund	Transactions[1]	Commission	Transactions[1]	Commission	Transactions[1]	Commission

Equity Income Fund	$543,059,280	$737,521	$583,045,551	$988,778	$438,887,413	$897,923
Global Infrastructure Fund	*	*	55,642,083	113,670	221,948,912	459,113
International Fund	—	—	—	—	174,152,519	353,315
International Select Fund	—	—	—	—	70,658,414	150,182
Large Cap Growth Opportunities Fund	1,433,654,540	1,08,693	886,897,362	1,012,655	751,819,466	1,093,629
Large Cap Select Fund	1,003,034,899	1,093,452	870,912,481	1,210,307	409,254,020	788,903
Large Cap Value Fund	1,184,772,418	1,331,806	893,776,384	1,196,029	383,748,864	682,553
Mid Cap Growth Opportunities Fund	2,536,664,939	2,991,474	2,544,142,194	3,295,187	1,748,862,539	3,165,718
Mid Cap Select Fund	240,170,906	395,390	206,085,907	414,586	129,384,359	326,282
Mid Cap Value Fund	1,367,157,059	1,958,095	1,201,168,917	1,922,687	825,805,300	1,829,937
Real Estate Securities Fund	2,066,304,282	2,738,914	1,311,000,024	2,293,576	1,103,227,465	3,230,848
Small Cap Growth Opportunities Fund	446,875,152	999,170	360,460,208	1,016,601	205,054,265	697,354
Small Cap Select Fund	1,245,312,377	2,784,868	831,206,929	2,111,079	691,815,979	2,113,087
Small Cap Value Fund	333,051,199	702,609	193,881,286	484,105	158,043,647	510,178

[1]	Amount includes commissions paid to and brokerage transactions placed with certain broker-dealers that provide brokerage and research products and services and unbundled full service execution services.

*	Fund was not in operation during this fiscal year.
     At October 31, 2009, certain Funds held the securities of their “regular brokers or dealers” as follows:

	Regular Broker or Dealer	Amount of Securities
Fund	Issuing Securities	Held by Fund (000)	Type of Securities

Equity Income Fund	Goldman Sachs Group	$11,782	Equity Securities
	JP Morgan	15,811	Equity Securities
	Morgan Stanley	3,373	Equity Securities

Equity Index Fund	Bank of New York Mellon	3,374	Equity Securities
	Citigroup	5,620	Equity Securities
	Goldman Sachs Group	9,047	Equity Securities
	JPMorgan Chase	17,252	Equity Securities
	Morgan Stanley	4,597	Equity Securities
	State Street	2,194	Equity Securities

International Fund	Credit Suisse First Boston	4,468	Equity Securities
	State Street	42,344	Equity Securities

Large Cap Growth Opportunities Fund	Goldman Sachs Group	11,933	Equity Securities
	JPMorgan Chase	5,249	Equity Securities

Large Cap Select Fund	Goldman Sachs Group	3,940	Equity Securities
	JPMorgan Chase	5,554	Equity Securities

Large Cap Value Fund	Bank of New York Mellon	4,831	Equity Securities
	Goldman Sachs Group	6,707	Equity Securities
	JPMorgan Chase	17,322	Equity Securities
	Morgan Stanley	4,273	Equity Securities

Quantitative Large Cap Core Fund	Bank of New York Mellon	536	Equity Securities
	Citigroup	238	Equity Securities
	Goldman Sachs Group	1,492	Equity Securities
	JPMorgan Chase	2,287	Equity Securities
	Morgan Stanley	1,020	Equity Securities
	State Street	375	Equity Securities

Capital Stock
     Each share of each Fund’s $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.
     Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan. The Bylaws of FAIF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Maryland law and the 1940 Act.
     As of February 3, 2010, the directors and officers of FAIF as a group owned less than one percent of each Fund’s outstanding shares and the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds:

	Percentage of Outstanding Shares
Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares

Equity Income Fund

ORCHARD TRUST CO LLC TRUSTEE / C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002			19.97%

NFS LLC FEBO SARAH E SPENCER TTEE MATTHEW D SILVERSTEIN TRUST U/A 1/3/02 PO BOX 5157 MADISON WI 53705-0157			5.64%

OFI TRUST CO FBO DOMINGO VARA CHEVROLET 401K 8011 I-H 35 S SAN ANTONIO TX 78224				32.13%

MR JOHN GNEMI FBO DAVIS CHEVROLET EMPLOYEE 401K 2277 SOUTH LOOP W HOUSTON TX 77054-4802				31.82%

DR KURT SPRACK FBO KJT ENTERPRISES INC 401K PLAN 805 S WHEATLEY ST STE 600 RIDGELAND MS 39157-5005				10.98%

IAN WILDSTEIN FBO TROPICAL CHEVROLET INC 401K 8880 CISCAYNE BLVD MIAMI SHORES FL 33138				7.77%

MG TRUST CO CUST FBO ZIBA MODE INC 401K 700 17TH ST STE 300 DENVER CO 80202-3531				5.16%

	Percentage of Outstanding Shares
Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					50.83%

WASHINGTON & CO PO BOX 1787 MILWAUKEE WI 53201-1787					25.83%

CAPINCO C/O US BANK PO BOX 178 MILWAUKEE WI 53201-1787					15.17%

ORCHARD TRUST CO LLC TRUSTEE / C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002					5.51%

Equity Index Fund

ORCHARD TRUST CO LLC TRUSTEE / C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	10.81%

ORCHARD TRUST CO LLC TRUSTEE / C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002			9.47%

MERRILL LYNCH PIERCE FENNER & SMITH ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484			5.06%

NFS LLC FEBO FIRST MERCHANTS TRUST CO NA PO BOX 1467 MUNCIE IN 47308-1467				33.36%

FRONTIER TRUST CO FBO MARTIN FOX M D 401K PS PO BOX 10758 FARGO ND 58106-0758				10.67%

FRONTIER TRUST CO FBO VARIOUS RETIREMENT PLANS PO BOX 10758 FARGO ND 58106-0758				6.59%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					35.53%

ORCHARD TRUST CO LLC TRUSTEE / C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002					24.11%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					16.93%

	Percentage of Outstanding Shares
Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					12.46%

Global Infrastructure Fund

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.68%

MERRILL LYNCH PIERCE FENNER & SMITH SAFEKEEPING ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484			8.99%

NFS LLC FEBO SARAH E SPENCER TTEE MATTHEW D SILVERSTEIN TRUST U/A 1/3/02 PO BOX 5157 MADISON WI 53705-0157			6.03%

FAF ADVISORS ATTN LISA ISAACSON BC-MN-H05M 800 NICOLLET MALL FL 5 MINNEAPOLIS MN 55402-7000				100.00%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					24.92%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					14.08%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					13.09%

FIRST CLEARING LLC TWIN CITIES BAKERY DRIVERS PEN TR 2919 EAGANDALE BLVD STE 120 EAGAN MN 55121-1464					9.32%

International Fund

MG TRUST FBO BISSING ELECTRIC INC 700 17TH ST STE 300 DENVER CO 80202-3531			6.15%

ORCHARD TRUST CO LLC TRUSTEE / C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002			6.15%

	Percentage of Outstanding Shares
Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares

RONNIE D BUBAR FBO SUBARU OF GRAND JUNCTION 401K 2496 HIGHWAY 6 AND 50 GRAND JCT CO 81505-1108				98.57%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					66.95%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					21.16%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					10.27%

International Select Fund

U S BANCORP INVESTMENTS INC 60 LIVINGSTON A SAINT PAUL MN 55107-2292	7.15%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	5.43%

MERRILL LYNCH PIERCE FENNER & SMITH SAFEKEEPING ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484			22.61%

NFS LLC FEBO NFS/FMTC IRA R/O FBO MARILYN PORTEOUS 2363 LARKIN STREET #23 SAN FRANCISCO CA 94109-1762			10.10%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052			7.89%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052			6.94%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052			6.54%

U. S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292			5.52%

MG TRUST CO CUST FBO MINNESOTA MENS HEALTH CENTER 700 17TH ST STE 300 DENVER CO 80202-3531				79.22%

FAF ADVISORS ATTN LISA ISAACSON BC-MN-H05M 800 NICOLLET MALL FL 5 MINNEAPOLIS MN 55402-7000				19.69%

	Percentage of Outstanding Shares
Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					47.16%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					31.77%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					19.91%

Large Cap Growth Opportunities Fund

MG TRUST COMPANY CUST. FBO DELTA MEDIX , P.C. 401K 700 17TH ST STE 300 DENVER CO 80202-3531				76.32%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					42.31%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					23.86%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					18.28%

US BANK CUST US BANCORP CAP U/A 01-01-1984 60 LIVINGSTON AVE SAINT PAUL MN 55107-2575					11.34%

Large Cap Select Fund

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052			32.98%

DELBERT B HOPKINS & SHARON HOPKINS JT CARING TRUST DELBERT B HOPKINS & SHARON HOPKINS TR U/A 07/11/2006 11311 N COWBOY TRL PRESCOTT AZ 86305-5583			13.44%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052			8.00%

U S BANCORP INVESTMENTS INC 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292			7.60%

	Percentage of Outstanding Shares
Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151			6.80%

A EVAN WINDHULZ FBO CRITTER CONTROL 401K PLAN 805 S WHEATLEY ST STE 600 RIDGELAND MS 39157-5005				70.14%

MG TRUST CO CUST FBO STEVEN GILMAN 401K 700 17TH ST STE 300 DENVER CO 80202-3531				12.16%

RONNIE D BUBAR FBO SUBARU OF GRAND JUNCTION 401K 2496 HIGHWAY 6 AND 50 GRAND JCT CO 81505-1108				10.30%

MG TRUST CO CUST FBO TRICO EXCAVATING 700 17TH ST STE 300 DENVER CO 80202-3531				6.23%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					45.79%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					44.12%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					8.24%

Large Cap Value Fund

MG TRUST CO CUST FBO OMAHA NEON SIGN INC 700 17TH ST STE 300 DENVER CO 80202-3531				34.97%

JP MORGAN CHASE BANK FBO ADP ACCESS 401K PROGRAM 4 NEW YORK PLZ FL 15 NEW YORK NY 10004-2413				24.12%

MG TRUST CO CUST FBO PRECISION SOLUTIONS GROUP INC 700 17TH ST STE 300 DENVER CO 80202-3531				9.62%

MG TRUST CO CUST FBO TTK CONSTRUCTION CO., INC. 700 17TH ST STE 300 DENVER CO 80202-3531				8.72%

	Percentage of Outstanding Shares
Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares

MG TRUST CO CUST FBO MOUNTAIN MEADOW HONEY INC 401K 700 17TH ST STE 300 DENVER CO 80202-3531				5.14%

US BANK CUST US BANCORP CAP U/A 01-01-1984 60 LIVINGSTON AVE SAINT PAUL MN 55107-2575					36.60%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					27.78%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					25.45%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					5.63%

Mid Cap Growth Opportunities Fund

NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	21.95%

ORCHARD TRUST CO LLC TRUSTEE / C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002			5.67%

NFS LLC FEBO FIRST MERCHANTS TRUST CO NA PO BOX 1467 MUNCIE IN 47308-1467				12.54%

NFS LLC FEBO TRANSAMERICA LIFE INS COMPANY 1150 S OLIVE ST STE 2700 LOS ANGELES CA 90015-2211				11.83%

NABANK & CO PO BOX 2180 TULSA OK 74101-2180				9.43%

ATTN NPIO TRADE DESK DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001				7.49%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					30.32%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					20.46%

	Percentage of Outstanding Shares
Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares

ORCHARD TRUST CO LLC TRUSTEE / C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002					12.72%

US BANK CUST US BANCORP CAP U/A 01-01-1984 60 LIVINGSTON AVE SAINT PAUL MN 55107-2575					10.56%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					8.88%

Mid Cap Index Fund

C/O FASCORE LLC RELIANCE TRUST CO FBO RETIREMENT PLANS SERVICED BY METLIFE 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	24.64%

DWS TRUST CO 401K PLAN FBO MULTIQUIP INC P/S & RETIREMENT SAVINGS PLAN ATTN SHARE RECON DEPT #064144 PO BOX 1757 SALEM NH 03079-1143	5.08%

NABAN & CO PO BOX 1467 MUNCIE IN 47308-1467				25.25%

J P MORGAN CHASE BANK FBO ADP ACCESS 401K PROGRAM 4 NEW YORK PLZ FL 15 NEW YORK NY 10004-2413				9.06%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					36.63%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					32.37%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					12.76%

ORCHARD TRUST CO LLC TRUSTEE / C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002					10.77%

	Percentage of Outstanding Shares
Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares

Mid Cap Select Fund

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					45.84%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					28.60%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					13.55%

ORCHARD TRUST CO LLC TRUSTEE / C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002`					9.55%

Mid Cap Value Fund

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.60%

MERRILL LYNCH PIERCE FENNER & SMITH ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484			5.73%

NFS LLC FEBO TRANSAMERICA LIFE INS COMPANY 1150 S OLIVE ST STE 2700 LOS ANGELES CA 90015-2211				6.22%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					42.36%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					20.15%

US BANK TR US BANCORP CAP U/A 01-01-1984 60 LIVINGSTON AVE SAINT PAUL MN 55107-2575					16.76%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					9.19%

Quantitative Large Cap Core Fund

BAND & CO PO BOX 1787 MILWAUKEE WI 53201-1787	43.32%

	Percentage of Outstanding Shares
Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares

US BANK NA CUST MARK R PILON IRA ROLLOVER 1243 EDMUND AVE SAINT PAUL MN 55104-2525	19.83%

U S BANCORP INVESTMENTS INC 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	15.44%

U S BANCORP INVESTMENTS INC 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	8.06%

FAF ADVISORS ATTN LISA ISAACSON BC-MN-H05M 800 NICOLLET MALL FL 5 MINNEAPOLIS MN 55402-7000			100.00%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					67.80%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					28.95%

Real Estate Securities Fund

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	25.13%

NFS LLC FEBO PREMIER TRUST FMT/FIRST AMER REA FIRST MERCANTILE TRUST CO TTEE ATTN: FUNDS MGMT 57 GERMANTOWN CT FL 4 CORDOVA TN 38018-4274	6.17%

MERRILL LYNCH PIERCE FENNER & SMITH ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484			20.71%

NFS LLC FEBO TRANSAMERICA LIFE INS COMPANY 1150 S OLIVE ST STE 2700 LOS ANGLES CA 90015-2211				60.02%

NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139				9.90%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					14.19%

	Percentage of Outstanding Shares
Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					12.74%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151					8.50%

VANTAGETRUST NAV 777 NORTH CAPITOL ST NE WASHINGTON DC 20002-4239					6.33%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					5.82%

Small Cap Growth Opportunities Fund

CHARLES SCHWAB & CO INC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10.15%

PRUDENTIAL INVESTMENT MANAGEMENT SERVICE FBO MUTUAL FUND CLIENTS ATTN PRUCHOICE UNIT MAIL STOP NJ-11-05-20 100 MULBERRY ST NEWARK NJ 07102-4056	6.35%

MERRILL LYNCH PIERCE FENNER & SMITH ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484			5.99%

RAYMOND JAMES & ASSOC INC CSDN TERENCE R MADDY IRA 28496 243RD AVE SHEVLIN, MN 56676-4264			5.17%

TD AMERITRADE TRUST CO TD AMERITRADE TRUST CO PO BOX 17748 DENVER CO 80217-0748				32.70%

FRONTIER TRUST CO FBO ABILITY SERVICES NETWORK INC 401 PO BOX 10758 FARGO ND 58106-0758				6.80%

COUNSEL TRUST DBA MID ATLANTIC TRUST CO FBO FIRST NBC BANK RET PLAN SAVINGS 336 4TH AVE PITTSBURGH PA 15222-2011				6.09%

	Percentage of Outstanding Shares
Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					46.27%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					30.30%

US BANK CUST US BANCORP CAP U/A 01-01-1984 60 LIVINGSTON AVE SAINT PAUL MN 55107-2575					15.24%

Small Cap Index Fund

ORCHARD TRUST CO LLC TRUSTEE / C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	16.60%

ORCHARD TRUST CO LLC TRUSTEE / C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002			5.54%

US BANK NA CUST DAVID L HENDERSON IRA 4504 VILLAGE CREST DR FLOWER MOUND TX 75022-1029			5.42%

AUL AMERICAN UNIT TRUST PO BOX 1995 INDIANAPOLIS IN 46206-9102				14.33%

FRONTIER TRUST CO FBO LONG STANTON MANUFACTURING CO PSP PO BOX 10758 FARGO ND 58106-0758				9.11%

DWS TRUST CO 401K PLAN FBO ACE MART RESTAURANT SUPPLY CO ATTN SHARE RECON DEPT# 064225 PO BOX 1757 SALEM NH 03079-1143				5.95%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					47.44%

ORCHARD TRUST CO LLC TRUSTEE / C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002					21.07%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					15.49%

	Percentage of Outstanding Shares
Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					8.24%

Small Cap Select Fund

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	46.32%

GREAT WEST LIFE & ANNUITY GWLA-FFII-FIRST AMER SM CAP SEL A 8515 EAST ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	12.62%

NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	5.30%

NFS LLC FEBO TRANSAMERICA LIFE INS COMPANY 1150 S OLIVE ST STE 2700 LOS ANGELES CA 90015-2211				47.68%

NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139				11.28%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					20.13%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					17.26%

US BANK CUST US BANCORP CAP U/A 01-01-1984 60 LIVINGSTON AVE SAINT PAUL MN 55107-2575					13.97%

ORCHARD TRUST CO LLC TRUSTEE / C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002					13.84%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					9.52%

STANDARD INSURANCE COMPANY 1100 SW 6TH AVE PORTLAND OR 97204-1020					6.43%

	Percentage of Outstanding Shares
Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class Y Shares

Small Cap Value Fund

MERRILL LYNCH PIERCE FENNER & SMITH ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484			5.14%

MG TRUST COMPANY TRUSTEE THE SHOLL GROUP II, INC. 700 17TH STREET SUITE 300 DENVER CO 80202-3531			5.11%

NFS LLC FEBO TRANSAMERICA LIFE INS COMPANY 1150 S OLIVE ST STE 2700 LOS ANGELES CA 90015-2211				45.15%

FRONTIER TRUST CO FBO VARIOUS RETIREMENT PLANS PO BOX 10758 FARGO ND 58106-0758				7.05%

AUL GROUP RETIREMENT ACCOUNT PO BOX 1995 INDIANAPOLIS IN 46206-9102				5.60%

US BANK CUST US BANCORP CAP U/A 01-01-1984 60 LIVINGSTON AVE SAINT PAUL MN 55107-2575					42.80%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					29.17%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					11.91%

ORCHARD TRUST CO LLC TRUSTEE / C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002					11.87%
Net Asset Value and Public Offering Price
     The public offering price of the shares of a Fund generally equals the Fund’s net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Funds’ Prospectuses. A Fund receives the entire net asset value of shares sold. On sales of Class A shares, the Distributor receives the sales charge and may reallow a portion of the sales charge to Participating Intermediaries, as described in the Funds’ Prospectuses. The public offering price of the Class A shares of the Funds as of October 31, 2009 was as set forth below. Please note that the public offering prices of Class B, Class C, Class Y, and Class R shares are the same as net asset value since no sales charges are imposed on the purchase of such shares.

Public Offering Price
Fund	Class A

Equity Income Fund	$11.39
Equity Index Fund	19.96
Global Infrastructure Fund	8.25
International Fund	11.41
International Select Fund	8.97
Large Cap Growth Opportunities Fund	25.64
Large Cap Select Fund	10.37
Large Cap Value Fund	13.90
Mid Cap Growth Opportunities Fund	30.51
Mid Cap Index Fund	10.07
Mid Cap Select Fund	8.10
Mid Cap Value Fund	19.34
Quantitative Large Cap Core Fund	19.06
Real Estate Securities Fund	13.16
Small Cap Growth Opportunities Fund	15.40
Small Cap Index Fund	8.36
Small Cap Select Fund	10.08
Small Cap Value Fund	8.70
     The net asset value of each Fund’s shares is determined on each day during which the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities held by a Fund are traded on days that the Fund is not open for business, such Fund’s net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where a Fund holds securities which are traded in foreign markets.
     On October 31, 2009, the net asset value per share for each class of shares of the Funds was calculated as follows.

		Shares	Net Asset Value
Fund	Net Assets	Outstanding	Per Share

Equity Income Fund
Class A	$100,058,448	9,299,202	$10.76
Class B	7,237,146	682,161	10.61
Class C	4,921,262	463,002	10.63
Class R	121,976	11,335	10.76
Class Y	570,689,703	52,577,747	10.85

Equity Index Fund
Class A	115,212,839	6,107,719	18.86
Class B	9,822,290	528,628	18.58
Class C	8,660,895	463,101	18.70
Class R	10,914,622	579,712	18.83
Class Y	827,145,301	43,862,681	18.86

Global Infrastructure Fund
Class A	19,900,929	2,552,525	7.80
Class C	3,034,389	391,583	7.75
Class R	6,074	781	7.78
Class Y	36,594,841	4,678,051	7.82

International Fund
Class A	27,994,592	2,597,276	10.78

		Shares	Net Asset Value
Fund	Net Assets	Outstanding	Per Share

Class B	1,975,959	200,770	9.84
Class C	3,269,410	318,513	10.26
Class R	4,715	437	10.78
Class Y	680,309,027	62,300,891	10.92

International Select Fund
Class A	3,028,784	357,364	8.48
Class C	243,643	28,925	8.42
Class R	19,630	2,331	8.42
Class Y	584,667,768	68,879,806	8.49

Large Cap Growth Opportunities Fund
Class A	56,963,110	2,350,972	24.23
Class B	4,748,915	212,886	22.31
Class C	4,508,476	197,681	22.81
Class R	667,144	27,892	23.92
Class Y	482,222,282	19,219,251	25.09

Large Cap Select Fund
Class A	3,291,795	335,930	9.80
Class C	185,883	19,647	9.46
Class R	66,207	6,800	9.74
Class Y	147,230,791	14,953,367	9.85

Large Cap Value Fund
Class A	55,400,708	4,214,874	13.14
Class B	2,265,503	179,627	12.61
Class C	2,015,976	157,366	12.81
Class R	340,446	26,000	13.09
Class Y	335,589,349	25,374,963	13.23

Mid Cap Growth Opportunities Fund
Class A	231,742,687	8,038,138	28.83
Class B	6,761,517	265,927	25.43
Class C	12,894,393	483,434	26.67
Class R	26,822,128	945,404	28.37
Class Y	907,824,905	29,338,028	30.94

Mid Cap Index Fund
Class A	22,766,132	2,390,671	9.52
Class C	2,765,622	298,082	9.28
Class R	12,212,143	1,294,763	9.43
Class Y	163,431,934	17,115,489	9.55

Mid Cap Select Fund
Class A	12,487,243	1,631,518	7.65
Class B	1,691,401	259,263	6.52
Class C	2,526,090	354,998	7.12
Class Y	27,029,728	3,387,130	7.98

Mid Cap Value Fund
Class A	130,221,779	7,123,733	18.28
Class B	3,480,917	202,226	17.21
Class C	12,040,023	683,719	17.61
Class R	25,663,959	1,413,719	18.15
Class Y	440,968,457	23,943,461	18.42

Quantitative Large Cap Core Fund
Class A	243,517	13,519	18.01
Class C	3,643	203	17.91
Class Y	146,180,090	8,101,074	18.04

Real Estate Securities Fund
Class A	287,492,735	23,107,777	12.44
Class B	2,693,300	221,361	12.17
Class C	17,631,961	1,443,847	12.21

		Shares	Net Asset Value
Fund	Net Assets	Outstanding	Per Share

Class R	46,381,544	3,689,152	12.57
Class Y	660,341,996	52,523,492	12.57

Small Cap Growth Opportunities Fund
Class A	30,202,061	2,076,179	14.55
Class B	2,025,090	157,924	12.82
Class C	1,341,293	99,783	13.44
Class R	1,469,176	102,336	14.36
Class Y	103,422,451	6,616,942	15.63

Small Cap Index Fund
Class A	8,591,223	1,087,516	7.90
Class C	1,380,536	181,228	7.62
Class R	2,511,858	325,038	7.73
Class Y	43,178,774	5,455,750	7.91

Small Cap Select Fund
Class A	295,347,529	30,988,853	9.53
Class B	5,510,679	725,001	7.60
Class C	16,938,364	1,941,126	8.73
Class R	24,701,237	2,644,484	9.34
Class Y	322,658,363	31,229,415	10.33

Small Cap Value Fund
Class A	29,025,996	3,532,132	8.22
Class C	2,079,868	284,484	7.31
Class R	2,327,428	287,321	8.10
Class Y	149,515,005	17,690,329	8.45
Taxation
Federal Income Tax Matters
     This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this Statement of Additional Information. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Funds’ counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.
Fund Status
     Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
Qualification as a Regulated Investment Company
     As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Each Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.
     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code). Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). Pending legislation would allow certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimus and certain corrective action is taken and certain tax payments are made by the Fund.
Distributions
     Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
Dividends Received Deduction
     A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.
If You Sell or Redeem Shares
     If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains ‘and Losses
     If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% for net capital gains from most property acquired after December 31, 2000, with a holding period of more than five years, and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.
Taxation of Certain Ordinary Income Dividends
     Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.
In-Kind Distributions
     Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when your Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.
Exchanges
     If you exchange shares of a Fund for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.
Deductibility of Fund Expenses
     Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.
Non-U.S. Tax Credit
     If your Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Non-U.S. Corporations
     If your Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, your Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. Your Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. Your Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, your Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, your Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.
Non-U.S. Investors
     If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly reported by a Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that a Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2012, distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. Distributions and dispositions of interests in the Fund after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.
     When a Fund has a capital loss carry-forward, it does not make capital gains distributions until the loss has been offset or expired. As of October 31, 2009, the following Funds had capital loss carry-forwards available for federal income tax purposes, expiring in the year indicated.

		Capital Loss Carry-Forwards
Fund	Expiration Year	(000’s omitted)
Equity Income Fund	2016	$11,961
	2017	16,560
Global Infrastructure Fund	2016	1,583
International Fund	2017	60,760
International Select Fund	2016	30,787
	2017	35,393
Large Cap Growth Opportunities Fund	2016	49,626
	2017	59,320
Large Cap Select Fund	2016	63,932
	2017	54,316
Large Cap Value Fund	2016	45,994
	2017	80,879

		Capital Loss Carry-Forwards
Fund	Expiration Year	(000’s omitted)
Mid Cap Growth Opportunities Fund	2016	131,264
	2017	151,828
Mid Cap Index Fund	2017	11,978
Mid Cap Select Fund	2010	102,106
	2011	4,320
	2016	7,819
	2017	15,707
Mid Cap Value Fund	2016	101,981
	2017	85,801
Quantitative Large Cap Core Fund	2016	7,444
	2017	18,832
Real Estate Securities Fund	2016	77,591
	2017	132,616
Small Cap Growth Opportunities Fund	2016	34,593
	2017	11,162
Small Cap Index Fund	2017	8,379
Small Cap Select Fund	2016	80,713
	2017	97,507
Small Cap Value Fund	2016	26,329
	2017	37,094
     When a Fund lends portfolio securities to a borrower as described above in “Lending of Portfolio Securities,” payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. Such payments in lieu of dividends are taxable as ordinary income.
     The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this SAI.
Additional Information about Certain Shareholder Services
Reducing Class A Sales Charges
     Sales charges on the purchase of Class A shares can be reduced through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent.
     Quantity Discounts and Accumulated Purchases
     Each Fund will combine purchases made by an investor, the investor’s spouse or domestic partner, and the investor’s dependent children when it calculates the sales charge.
     For each Fund, the sales charge discount will be determined by adding (i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus (ii) the purchase price of the Class A, Class B and Class C shares of any other Nuveen fund that you are concurrently purchasing, plus (iii) the current net asset value of Class A, Class B and Class C shares of the Fund or any other Nuveen Mutual Fund that you already own. In order for an investor to receive the sales charge reduction on Class A shares, the Fund must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined. If the purchase price of shares that the investor owns is higher than their current net asset value, the investor may receive credit for this higher purchase price instead, but only if the investor notifies the Fund of this request in advance in writing and provides written records of the original purchase price.
     Letter of Intent
     If an investor intends to purchase, in the aggregate, at least $50,000 of Class A or Class C shares in the Funds, or other Nuveen funds, over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Fund’s custodian to hold a percentage equal to the Funds’ maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) until the purchase is completed.
     The amount held in escrow for all FAIF Funds will be applied to the investor’s account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.
     A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. Absent complete and current notification from the investor or from his or financial intermediary to the Fund, the investor may not realize the benefit of a reduced sales charge.
Sales of Class A Shares at Net Asset Value
     General
     The Prospectuses for the Funds set forth the categories of investors eligible to purchase Class A shares without a sales charge.
     Purchases by Group Plans
     Class A shares may be purchased without a sales charge by group 401(k), 403(b) and 457 plans, and group profit sharing and pension plans (collectively, “Group Plans”), as described in the Funds’ Prospectuses.
     Purchases of $1 Million or More by Non-Group Plans
     For purchases of Class A shares by an account other than a Group Plan, your investment professional or financial intermediary may receive a commission equal to 1% of the purchase amount if the purchase amount, together with the value of all other current holdings in Nuveen Funds on which you paid a sales load, is $1 million or more, but not greater than $3 million, 0.50% of the purchase amount if the purchase amount, together with the value of all other current holdings in Funds on which you paid a sales load, is greater than $3 million, but not more than $10 million, and 0.25% of the purchase amount if the purchase amount, together with the value of all other current holdings in Funds on which you paid a sales load, is greater than $10 million. (The Index Funds may be used in the calculation to reach purchases of $1 million or more, but a commission is paid only on Class A shares of Nuveen funds other than the Index Funds.) If such a commission is paid, you will be assessed a CDSC equal to the commission rate paid if you sell your shares within 18 months. The CDSC will not be assessed on shares acquired through reinvestment of dividend or capital gain distributions. For example, if you hold shares in the Nuveen funds with an aggregate value of $2 million on which you paid a sales load and you make an additional purchase of $2 million in the Nuveen funds, your investment professional or financial intermediary may receive a commission equal to 0.50% of the additional purchase amount. If you sell shares within 18 months of the purchase, you will be assessed a CDSC equal to 0.50% on the shares redeemed, not including shares you acquired by reinvesting your dividend or capital gain distributions.

Class A Shares Reinvestment Right
     If Class A shares of a Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A shares of any Nuveen Mutual Fund at the next-determined net asset value without any sales charge. The Fund must be notified by the shareholder in writing or by his or her financial intermediary of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.
Redeeming Shares by Telephone
     A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial intermediary (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial intermediary by the time specified by the intermediary in order for shares to be redeemed at that day’s net asset value, and redemption requests must be transmitted to and received by the Funds as of the close of regular trading on the New York Stock Exchange (usually by 3:00 p.m. Central time) in order for shares to be redeemed at that day’s net asset value unless the financial intermediary has been authorized to accept redemption requests on behalf of the Funds. Pursuant to instructions received from the financial intermediary, redemptions will be made by check or by wire transfer. It is the financial intermediary’s responsibility to transmit redemption requests promptly. Certain financial intermediaries are authorized to act as the Funds’ agent for the purpose of accepting redemption requests, and the Funds will be deemed to have received a redemption request upon receipt of the request by the financial institution.
     Shareholders who did not purchase their shares of a Fund through a financial intermediary may redeem their shares by telephoning Nuveen Investor Services at (800) 257-8787. At the shareholder’s request, redemption proceeds will be paid by check mailed to the shareholder’s address of record or wire transferred to the shareholder’s account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. The Funds may limit telephone redemption requests to an aggregate of $50,000 per day across the Nuveen Fund family.
     In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. The Funds will not be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include recording of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Funds examine each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Funds subsequently send confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.
Redeeming Shares by Mail
     Any shareholder may redeem Fund shares by sending a written request to the shareholder servicing agent, financial intermediary or Transfer Agent. The written request should include the shareholder’s name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. Unless another form of payment is requested, a check for redemption proceeds normally is mailed within three days, but in no event more than seven days, after receipt of a proper written redemption request.

     Shareholders requesting a redemption in excess of $50,000, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:
•	a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation (“FDIC”);

•	a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

•	a savings bank or savings and loan association the deposits of which are insured by the Savings Association;

•	any other “eligible guarantor institution,” as defined in the Securities Exchange Act of 1934.
     The Funds do not accept signature guarantees signed by a notary public. For certain transactions, a notarized signature may be accepted.
     The Funds and Transfer Agent have adopted standards for accepting signature from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and Transfer Agent reserve the right to amend these standards at any time without notice.
Receipt of Orders by Financial Intermediaries
     The Funds have authorized one or more financial intermediaries to receive purchase and redemption orders on the Funds’ behalf. Financial intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, a financial intermediary’s authorized designee, receives the order. An order will be priced at the applicable Fund’s net asset value next computed after the order is received by an authorized financial intermediary or the financial intermediary’s authorized designee and accepted by the Fund.
Redemptions Before Purchase Instruments Clear
     When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the TransferAagent is reasonably certain that the purchase payment has cleared, which could take up to fifteen calendar days from the purchase date.
Research Requests
     The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Exchange Privilege
     You may exchange shares of a class of a Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information. An exchange between classes of shares of the same Fund may be done in writing to the address stated above.
     If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.
     The shares to be purchased through an exchange must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. If your shares are held with a financial intermediary, the financial intermediarty must have the operational capacity to support exchanges. For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at (800) 257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.
     The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.
Reinstatement Privilege
     If you redeemed Class A or Class C shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. The reinstatement privilege for Class B shares is no longer available. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption
     Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.
Redemption In-Kind
     The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in-kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.
Frequent Trading Policy
     The Funds’ Frequent Trading Policy is as follows:
     Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.
     1. Definition of Round Trip
     A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.
     2. Round Trip Trade Limitations
     Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to four Round Trips per trailing 12-month period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.
     3. Enforcement
     Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.
     Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

     The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Funds’ Frequent Trading Policy. In addition, the Funds may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Funds believe that the policy is reasonably designed to prevent market timing that is detrimental to the Funds. Such policy may be more or less restrictive than the Funds’ Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Funds’ policy or their own policies, as the case may be, to accounts under their control.
Exclusions from the Frequent Trading Policy
     As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by Nuveen Asset Management; and (x) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.
     In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59-1/2; (b) as part of a series of substantially equal periodic payments; or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59-1/2; and (ii) redemptions to satisfy required minimum distributions after age 70-1/2 from an IRA account.
Financial Statements
     The financial statements of FAIF included in its Annual Reports to shareholders of the Funds for the fiscal period ended October 31, 2009 are incorporated herein by reference.

Appendix A
Ratings
     A rating of a rating service represents that service’s opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.
     When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.
Ratings of Long-Term Corporate Debt Obligations
Standard & Poor’s
AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.

A-1

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Moody’s
Aaa: Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.
A: Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa: Bonds and preferred stock that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.
Ba: Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.
B: Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds and preferred stock that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C: Bonds and preferred stock that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

A-2

     Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Fitch
AAA: Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB: Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
BB: Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B: Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC and C: Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. CC ratings indicate that default of some kind appears probable, and C ratings signal imminent default.
DDD, DD and D: Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90%, and D the lowest recovery potential, i.e., below 50%.
     Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect for repaying all obligations.
     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the major rating categories.

A-3

Ratings of Commercial Paper
Standard & Poor’s
Commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. None of the Funds will purchase commercial paper rated A-3 or lower.
A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Moody’s
     Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase Prime-3 commercial paper.
     Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.
     Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
     Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
     Fitch
     Fitch employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase F3 commercial paper.
     F1: Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

A-4

     F2: Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     F3: Securities possess fair credit quality. This designation indicates that the capacity for timely payments of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

A-5

Appendix B
Nuveen Fund Advisors, Inc.
Proxy Voting Policies and Procedures
Effective Date: January 1, 2011
     I. Introduction
     Nuveen Fund Advisors, Inc. (“Advisor”) is an investment advisor for the Nuveen Funds (the “Funds”) and for other accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon Advisor complete discretion to vote proxies. It is Advisor’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters). In voting proxies, Advisor also seeks to enhance total investment return for its clients.
     When Advisor contracts with another investment advisor to act as a sub-advisor for its Accounts, Advisor delegates proxy voting responsibility to the sub-advisor (each a “Sub-Advisor”). Where Advisor has delegated proxy voting responsibility, the Sub-Advisor will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Advisor.
     II. Policies and Procedures
     Consistent with its oversight responsibilities, Advisor has adopted the following Sub-Advisor oversight policies and procedures:
1. Prior to approval of any sub-advisory contract by Advisor or the Board of Directors of the Funds, as applicable, Advisor’s Compliance reviews the Sub-Advisor’s proxy voting policy (each a “Sub-Advisor Policy”) to ensure that such Sub-Advisor Policy is designed in the best interests of Advisor’s clients. Thereafter, at least annually, Advisor’s Compliance reviews and approves material changes to each Sub-Advisor Policy.
2. On a quarterly basis, Advisor’s Investment Operations will request and review reports from each Sub-Advisor reflecting any overrides of its Sub-Advisor Policy or conflicts of interest addressed during the previous quarter, and other matters Advisor’s Investment Operations deems appropriate. Any material issues arising from such review will be reported to Advisor’s management and if appropriate, the Board of Directors of the Funds.
     III. Policy Owner
     Chief Compliance Officer
     IV. Responsible Parties
     Compliance
     Investment Operations

Nuveen Asset Management, LLC
Proxy Voting Policies and Procedures
Effective Date: December __, 2010
     I. General Principles
          A. Nuveen Asset Management, LLC (“Advisor”) is an investment sub-advisor for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Client Accounts”). As such, Client Accounts may confer upon Advisor complete discretion to vote proxies. It is Advisor’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters1). In voting proxies, Advisor also seeks to enhance total investment return for its clients.
          B. If Advisor contracts with another investment advisor to act as a sub-advisor for a Client Account, Advisor may delegate proxy voting responsibility to the sub-advisor. Where Advisor has delegated proxy voting responsibility, the sub-advisor will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Advisor.
          C. Advisor’s Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of Advisor’s Proxy Voting Committee (“PVC”). The PVC is responsible for providing an administrative framework to facilitate and monitor Advisor’s exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.
     II. Policies
     The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth Advisor’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS policies, Advisor maintains the fiduciary responsibility for all proxy voting decisions.
     III. Procedures
     A. Supervision of Proxy Voting Service. The PVC shall supervise the relationship with Advisor’s proxy voting service, ISS. ISS apprises Advisor of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as Advisor’s proxy voting record keeper and generates reports on how proxies were voted.
     B. Conflicts of Interest.

1	Advisor may not vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, Advisor may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, Advisor may not to vote proxies where the voting would in Advisor’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest as provided herein, to Advisor.

     1. The following relationships or circumstances may give rise to conflicts of interest:2
a.	The issuer or proxy proponent (e.g., a special interest group) is Madison Dearborn Partners, a private equity firm and affiliate of Advisor (“MDP”), or a company that controls, is controlled by or is under common control with MDP.

b.	The issuer is an entity in which an executive officer of Advisor or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c.	The issuer is a registered or unregistered fund for which Advisor or another Nuveen advisor serves as investment advisor or sub-advisor.

d.	Any other circumstances that Advisor is aware of where Advisor’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.
     2. Advisor will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS policies, Advisor believes the risk related to conflicts will be minimized.
     3. To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.
     4. In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from the Head of Research, who will seek voting direction from appropriate investment personnel. Before doing so, however, the PVC will confirm that Advisor faces no material conflicts of its own with respect to the specific proxy vote.
     5. If the PVC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:
a.	Obtaining instructions from the affected client(s) on how to vote the proxy;

b.	Disclosing the conflict to the affected client(s) and seeking their consent to permit Advisor to vote the proxy;

c.	Voting in proportion to the other shareholders;

d.	Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

e.	Following the recommendation of a different independent third party.
     6. In addition to all of the above-mentioned and other conflicts, members of the IPC and the PVC must notify Advisor’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the MDP affiliate or Fund complex with regard to how Advisor should vote

2	A conflict of interest shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in III.B.1a.-d is present.

proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to Advisor’s President and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the MDP affiliate, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.
     C. Proxy Vote Override. From time to time, a portfolio manager of a Client Account (a “Portfolio Manager”) may initiate action to override the ISS recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-advisor Portfolio Manager) shall be reviewed by Advisor’s Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override. If a material conflict exists the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”
     D. Securities Lending.
     1. In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.
     2. Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and analysts.
     E. Proxy Voting for ERISA Clients. If a proxy voting issue arises for an ERISA client, Advisor is prohibited from voting shares with respect to any issue advanced by a party in interest of the ERISA client.
     F. Proxy Voting Records. As required by Rule 204-2 of the Investment Advisors Act of 1940, Advisor shall make and retain five types of records relating to proxy voting; (a) proxy voting policies and procedures; (b) proxy statements received for client and fund securities; (c) records of votes cast on behalf of clients and funds; (d) records of written requests for proxy voting information and written responses from the Advisor to either a written or oral request; and (e) any documents prepared by the advisor that were material to making a proxy voting decision or that memorialized the basis for the decision. Advisor may rely on ISS to make and retain on Advisor’s behalf records pertaining to the rule.
     G. Fund of Funds Provision. In instances where Advisor provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.
     H. Legacy Securities. To the extent that Advisor receives proxies for securities that are transferred into a Client Account’s portfolio that were not recommended or selected by Advisor and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), Advisor will generally instruct ISS to refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further Advisor’s interest in maximizing the value of client investments. Advisor may agree to an institutional Client Account’s special request to vote a legacy security proxy, and would instruct ISS to vote such proxy in accordance with its guidelines.

     I. Review and Reports.
     1. The PVC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any sub-advisor), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.
     2. The PVC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Client Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings. Advisor also shall provide the Funds that it sub-advises with information necessary for preparing Form N-PX.
     K. Vote Disclosure to Clients.
Advisor’s institutional and separately managed account clients can contact their relationship manager for more information on Advisor’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and Advisor’s vote.
     IV. Policy Owner
     IPC
     V. Responsible Parties
     IPC
     PVC
     ADV Review Team

RiskMetrics Group’s U.S. Proxy Voting Guidelines Concise Summary
(Digest of Selected Key Guidelines)
January 22, 2010
1. Routine/Miscellaneous:
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
•	Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
2. Board of Directors:
Votes on director nominees should be determined on a CASE-BY-CASE basis.
Four fundamental principles apply when determining votes on director nominees:
     Board Accountability
     Board Responsiveness
     Director Independence
     Director Competence

Board Accountability
Problematic Takeover Defenses
VOTE WITHHOLD/AGAINST3 the entire board of directors (except new nominees4, who should be considered on a CASE-by-CASE basis), if:
•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

•	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

•	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

•	The board makes a material adverse change to an existing poison pill without shareholder approval.
Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•	The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.
Problematic Audit-Related Practices
Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote CASE-by-CASE on members of the Audit Committee and/or the full board if:
•	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine

3	In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

4	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.
Problematic Compensation Practices
VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:
•	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

•	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment made to shareholders;

•	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Other Problematic Governance Practices
VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:
•	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:
–	A classified board structure;

–	A supermajority vote requirement;

–	Majority vote standard for director elections with no carve out for contested elections;

–	The inability for shareholders to call special meetings;

–	The inability for shareholders to act by written consent;

–	A dual-class structure; and/or

–	A non-shareholder approved poison pill.
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:
•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Board Responsiveness
Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:
•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Director Independence
Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors in the Summary Guidelines) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

•	The full board is less than majority independent.
Director Competence
Vote AGAINST or WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:
–	Degree to which absences were due to an unavoidable conflict;

–	Pattern of absenteeism; and

–	Other extraordinary circumstances underlying the director’s absence;
•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
–	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

–	serves as liaison between the chairman and the independent directors;

–	approves information sent to the board;

–	approves meeting agendas for the board;

–	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

–	has the authority to call meetings of the independent directors;

–	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
–	Egregious compensation practices;

–	Multiple related-party transactions or other issues putting director independence at risk;

–	Corporate and/or management scandals;

–	Excessive problematic corporate governance provisions; or

–	Flagrant board or management actions with potential or realized negative impact on shareholders.
3. Shareholder Rights & Defenses:
Net Operating Loss (NOL) Protective Amendments
For management proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”), the following factors should be considered on a CASE-BY-CASE basis:
•	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills- Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.
Poison Pills- Management Proposals to Ratify Poison Pill
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
Poison Pills- Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)
Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOLs”), the following factors are considered on a CASE-BY-CASE basis:
•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);

•	The value of the NOLs;

•	The term;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.
Shareholder Ability to Call Special Meetings
Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of and management’s response to previous shareholder proposals.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:
•	Ownership structure;

•	Quorum requirements; and

•	Supermajority vote requirements.
4. Capital Restructuring:
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Past Board Performance:
–	The company’s use of authorized shares during the last three years;

–	One- and three-year total shareholder return; and

–	The board’s governance structure and practices;
•	The Current Request:
–	Disclosure in the proxy statement of the specific reasons for the proposed increase;

–	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and its three-year total shareholder return; and

–	Risks to shareholders of not approving the request.
Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.
Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
•	Past Board Performance:
–	The company’s use of authorized preferred shares during the last three years;

–	One- and three-year total shareholder return; and

–	The board’s governance structure and practices;
•	The Current Request:

–	Disclosure in the proxy statement of specific reasons for the proposed increase;

–	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and

–	Whether the shares requested are blank check preferred shares, and whether they are declawed.
Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.
Mergers and Acquisitions
Vote CASE—BY—CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
5. Compensation:
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2. Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers‘ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•	The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;

•	Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices.
Other Compensation Proposals and Policies
Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)
In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices- dissatisfaction with compensation practices can be expressed by voting against the MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on which to express the dissatisfaction, then the secondary target will be members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal; then vote withhold or against compensation committee member (or, if the full board is deemed accountable, to all directors). If the negative factors impact equity-based plans, then vote AGAINST an equity-based plan proposal presented for shareholder approval.
Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:
•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.
Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•	Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.
Pay for Performance
Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders‘ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.
Focus on companies with sustained underperformance relative to peers, considering the following key factors:
•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS — Global Industry Classification Group); and

•	Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.
If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.
Non-Performance based Compensation Elements
Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.
While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG’s Compensation FAQ document: http://www.riskmetrics.com/policy/2010_compensation_FAQ:
•	Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

•	Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;

•	Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;

•	Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including “modified gross-ups”);

•	Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or

•	Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).
Incentives that may Motivate Excessive Risk-Taking
Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:
•	Guaranteed bonuses;

•	A single performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating
Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:
•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
A CASE-by-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.
Board Communications and Responsiveness
Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:
•	Poor disclosure practices, including:
–	Unclear explanation of how the CEO is involved in the pay setting process;

–	Retrospective performance targets and methodology not discussed;

–	Methodology for benchmarking practices and/or peer group not disclosed and explained.
•	Board’s responsiveness to investor input and engagement on compensation issues, for example:
–	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

–	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.
Recoup Bonuses
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:
•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.
Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
–	Rigorous stock ownership guidelines, or

–	A holding period requirement coupled with a significant long-term ownership requirement, or

–	A meaningful retention ratio,
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.
6. Social/Environmental Issues:
Overall Approach
When evaluating social and environmental shareholder proposals, RMG considers the following factors:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Board Diversity
Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:
•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:
•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	The company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.
Greenhouse Gas (GHG) Emissions
Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
•	The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.
Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.
Political Contributions and Trade Association Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.
Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

RiskMetrics Group’s International Proxy Voting Guidelines Summary
(Digest of Selected Key Guidelines)
December 31, 2009
1. Operational Items:
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2. Board of Directors:
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:
•	Material failures of governance, stewardship, or fiduciary responsibilities at the company; or

•	Failure to replace management as appropriate; or

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
3. Capital Structure:
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:
•	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

•	Duration does not exceed 18 months.
For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.
In addition, vote AGAINST any proposal where:
•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:
•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•	The plan still respects the 10 percent maximum of shares to be kept in treasury.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
4. Other Items:
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:
•	the parties on either side of the transaction;

•	the nature of the asset to be transferred/service to be provided;

•	the pricing of the transaction (and any associated professional valuation);

•	the views of independent directors (where provided);

•	the views of an independent financial adviser (where appointed);

•	whether any entities party to the transaction (including advisors) is conflicted; and

•	the stated rationale for the transaction, including discussions of timing.
If there is a transaction that RMG deemed problematic and that was not put to a shareholder vote, RMG may recommend against the election of the director involved in the related-party transaction or the full board.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Altrinsic Global Advisors, llc
PROXY VOTING POLICY AND PROCEDURES
I. STATEMENT OF POLICY
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Altrinsic has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies. Certain clients may retain proxy voting authority and in those circumstances Altrinsic has no proxy responsibilities.
II. PROXY VOTING PROCEDURES
All proxies received by Altrinsic will be forwarded to the Director of Investments or his designee with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Altrinsic must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place. The Compliance Officer will keep a record or able to readily access a report from the electronic filing of each proxy received.
Absent material conflicts (see Section IV below), the Director of Investments or his designee, will determine how Altrinsic should vote the proxy. The Director of Investments or his designee will send its decision on how Altrinsic will vote a proxy to the Compliance Officer. The Compliance Officer, or designee, is responsible for voting the proxy either by mail or electronically in a timely and appropriate manner.
Altrinsic or its clients may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer, or designee, will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.
Currently, Altrinsic does not directly engage with any third party proxy voting companies for research or other services.
III. VOTING GUIDELINES
In the absence of specific voting guidelines from the client, Altrinsic will vote proxies in the best interests of each particular client. Each proposal will be evaluated separately.
Altrinsic believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.
•	Generally, Altrinsic will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

•	Generally, Altrinsic will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.
For other proposals, Altrinsic shall determine on a case-by-case basis, whether a proposal is in the best interests of its clients and may take into account the following factors, among others:
•	whether the proposal was recommended by management and Altrinsic’s opinion of management;

•	the effect on shareholder value;

•	the issuer’s business practices;

•	whether the proposal acts to entrench existing management; and

•	whether the proposal fairly compensates management for past and future performance.
IV. CONFLICTS OF INTEREST
The Compliance Officer will identify any conflicts that exist between the interests of Altrinsic and its clients. This examination will include a review of the relationship of Altrinsic and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of Altrinsic or an affiliate of Altrinsic or has some other relationship with Altrinsic or a client of Altrinsic.
If a potential or actual conflict exists, Altrinsic will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client including clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If Altrinsic determines that a material conflict exists and that voting in accordance with the voting guidelines and factors described above is not in the best interests of the client, Altrinsic will make the appropriate disclosures to clients and either request that the client vote the proxy(s) or abstain from voting.
V. DISCLOSURE
Altrinsic will disclose in its Form ADV Part II that clients may contact the Compliance Officer in order to obtain information on how Altrinsic voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how Altrinsic voted the client’s proxy.
A concise summary of this Proxy Voting Policy and Procedures will be included in Altrinsic’s Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will offer a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.
VI. RECORDKEEPING
The Compliance Officer will maintain files relating to Altrinsic’s proxy voting policy, procedures and voting decisions in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Altrinsic. Records of the following will be included in the files:
•	Copies of this proxy voting policy and procedures, and any amendments thereto.

•	A copy of each proxy statement that Altrinsic receives, provided however that Altrinsic may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.[1]

•	A record of each vote that Altrinsic casts.[2]

•	A copy of any document Altrinsic created that was material to making a decision how to vote proxies, or that memorializes that decision.

•	A copy of Altrinsic’s review and resolution of any proxy voting conflicts.

[1]	Altrinsic may choose instead to have a third party retain a copy of proxy statements (provided that third party undertakes to provide a copy of the proxy statements promptly upon request).

[2]	Altrinsic may also rely on a third party to retain a copy of the votes cast (provided that the third party undertakes to provide a copy of the record promptly upon request).

•	A copy of each written client request for information on how Altrinsic voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how Altrinsic voted its proxies.

Hansberger Global Investors, Inc.
Proxy Voting Policy and Procedures
Revised as of March 31, 2009
Reviewed as of July 23, 2009
Proxy Voting Policy
Hansberger Global Investors, Inc. (“HGI”) generally is responsible for voting proxies with respect to securities held in client accounts, including clients that are pension plans (“plans”) subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”). This document sets forth HGI’s policy with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the U.S. Investment Advisers Act of 1940, as amended. Specifically, Rule 206(4)-6 requires that we:
•	Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

•	Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

•	Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.
A. Objective
Where HGI is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.
The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients and, thus, unless a client has provided other instructions, HGI generally votes in accordance with the recommendations of RiskMetrics Group. (“RMG”) (see discussion below) on these issues, although, on occasion HGI abstains from voting on these issues.
When making proxy-voting decisions, HGI generally adheres to its Proxy Voting Guidelines (the “Guidelines”), as revised from time to time by HGI.3 The Guidelines, which have been developed with reference to the positions of RMG, set forth HGI’s positions on recurring issues and criteria for addressing non-recurring issues and incorporates many of RMG’s standard operating policies.
B. Accounts for Which HGI Has Proxy Voting Responsibility
HGI generally is responsible for voting proxies with respect to securities selected by HGI and held in client accounts. HGI’s form Investment Advisory Agreement provides clients with an alternative as to whether the client or HGI will be responsible for proxy voting. However, HGI does not vote proxies for securities not selected by HGI but that are nevertheless held in a client account or where HGI otherwise is not vested with discretionary authority over securities held in a client account.
Although clients may reserve to themselves or assign to another person proxy voting responsibility, certain formalities must be observed in the case of ERISA plans. Where authority to manage ERISA plan assets has been delegated to HGI, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed HGI has expressly reserved to itself or another named fiduciary proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA plan should:

[3]	The Policy and Procedures are described generally in our Form ADV, Part II and are made available to clients on request.

•	be in writing;

•	state that HGI is “precluded” from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and

•	be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).
C. Adherence to Client Proxy Voting Policies
Although clients do not always have proxy-voting policies, if a client has such a policy and instructs HGI to follow it, HGI is required to comply with it except in any instance in which doing so would be contrary to the economic interests of the client or otherwise imprudent or unlawful. In the case of ERISA plans, HGI, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy.
HGI must, to the extent possible, comply with each client’s proxy voting policy. If such policies conflict, HGI may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account, for example (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).
D. Arrangement with RMG
HGI presently uses RMG to assist in voting proxies. RMG is a premier proxy research, advisory, voting and vote-reporting service that specializes in global proxy voting. RMG’s primary function with respect to HGI is to apprise HGI of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals.
Although we may consider RMG’s and others’ recommendations on proxy issues, HGI bears ultimate responsibility for proxy voting decisions. For ERISA plans for which HGI votes proxies, HGI is not relieved of its fiduciary responsibility by following directions of RMG or the ERISA plans’ named fiduciaries or by delegating proxy voting responsibility to another person.
E. Conflicts
From time to time, proxy voting proposals may raise conflicts between the interests of HGI’s clients and the interests of HGI and its employees. HGI must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:
•	Proxy votes regarding non-routine matters are solicited by an issuer that has an institutional separate account relationship with HGI;[4]

•	A proponent of a proxy proposal has a business relationship with HGI;

•	HGI has business relationships with participants in proxy contests, corporate directors or director candidates;
HGI’s Proxy Voting Committee is primarily responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Any portfolio manager or research analyst with knowledge of a personal conflict of interest relating to a particular matter shall disclose that conflict to the Chief Compliance Officer and may be required to recuse him or herself from the proxy voting process. Issues raising possible conflicts of interest are referred to the Proxy Voting Committee for resolution. Application of the Guidelines or voting in accordance with the RMG vote recommendation should, in most cases, adequately address any possible conflicts of interest.

[4]	For this purpose, HGI generally will consider as “non-routine” any matter listed in New York Stock Exchange Rule 452.11, relating to when a member firm may not vote a proxy without instructions from its customer (for example, contested matters are deemed non-routine).

F. Special Issues with Voting Foreign Proxies
Although HGI has arrangements with RMG, voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Logistical problems in voting foreign proxies include the following:
•	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

•	To vote shares in some countries, the shares may be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. HGI may refrain from voting shares of foreign stocks subject to blocking restrictions where, in HGI’s judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares. This decision generally is made on a case-by-case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding.

•	Often it is difficult to ascertain the date of a shareholder meeting because certain countries, such as France, do not require companies to publish announcements in any official stock exchange publication.

•	Time frames between shareholder notification, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action.

•	Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting.

•	Some companies and/or jurisdictions require that, in order to be eligible to vote, the shares of the beneficial holders be registered in the company’s share registry.

•	Lack of a “proxy voting service” by custodians in certain countries.
Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA plan), HGI may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.
G. Reports
HGI’s Form ADV, Part II sets forth how clients may obtain information from HGI about how we voted proxies with respect to their securities. If requested, HGI provides clients with periodic reports on HGI’s proxy voting decisions and actions for securities in their accounts, in such forms or intervals as the clients reasonably request. In the case of ERISA plans, the named fiduciary that appointed HGI is required to monitor periodically HGI’s activities, including our decisions and actions with regard to proxy voting. Accordingly, HGI provides these named fiduciaries on request with reports to enable them to monitor HGI’s proxy voting decisions and actions, including our adherence (as applicable) to their proxy voting policies.
H. Operational Procedures
HGI’s Investment Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Operations Group works with RMG, the proxy voting service, and is responsible for ensuring that meeting notices are reviewed and proxy matters are communicated to the portfolio managers or research analysts for consideration and voting recommendations. The Proxy

Administrator is also responsible for fielding questions regarding a proxy vote from RMG, and soliciting feedback from the portfolio managers and, or research analysts covering the company.
A portfolio manager or research analyst may submit a proxy recommendation to the Proxy Administrator for processing contrary to the Guidelines or RMG vote recommendation if he or she determines that it is in the best interest of clients. Portfolio managers or research analysts who submit voting recommendations inconsistent with the Guidelines or RMG vote recommendations are required to document the rationale for their recommendation. The Proxy Voting Committee will review the recommendation in order to determine whether the portfolio manager’s or research analyst’s voting rationale appears reasonable and in the best interests of clients. If the Proxy Voting Committee does not agree that the portfolio manager’s or research analyst’s rationale is reasonable and in the best interests of clients, the Proxy Voting Committee will vote the proxy and document the reason(s) for its decision. The Proxy Administrator is responsible for maintaining the documentation provided by portfolio managers, research analysts, and the Proxy Voting Committee, and assuring that it adequately reflects the basis for any recommendation or vote that is cast in opposition to the Guidelines or RMG vote recommendation.
I. Securities Subject to Lending Arrangements
For various legal or administrative reasons, HGI, customarily and typically does not, and is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. HGI will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, HGI may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in HGI’s judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

Hansberger Global Investors, Inc.
Proxy Voting Guidelines
Revised as of March 31, 2009
Reviewed as of July 23, 2009
General Guidelines
The proxy voting guidelines below summarize HGI’s position on various issues of concern to investors and give a general indication of how portfolio securities held in client accounts will be voted on proposals dealing with particular issues. The guidelines are not exhaustive and do not include all potential voting issues. In addition, because proxy voting issues and circumstances of individual companies are so varied, there may be instances when HGI may not vote in strict adherence to these guidelines as outlined below. The following guidelines are grouped according to the types of proposals generally presented to shareholders.
     (i) Board of Directors Issues
HGI will generally vote for all Board of Directors nominees unless certain actions by the Directors warrant votes to be withheld. These instances include Directors who:
•	Attend less than 75% of the board and committee meetings unexcused;

•	Ignore a shareholders’ proposal that is approved by a majority of the votes cast for two (2) consecutive years;

•	Have failed to act on takeover offers where the majority of the shareholders have tendered their shares;

•	Are inside directors and sit on the audit, compensation or nomination committees; and

•	Enacted egregious corporate governance policies.
All other items are voted on a case-by-case basis with the exception of the following, which HGI will generally oppose:
•	Proposals to limit the tenure of outside directors;

•	Proposals to impose mandatory retirement ages for outside directors; and

•	Proposals requiring directors to own a minimum amount of company stock in order to qualify as director or remain on the board.
     (ii) Auditors
HGI will generally vote for proposals to ratify auditors, unless:
•	An auditor has a financial interest in or association with the company, and is therefore not independent; or

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
     (iii) Executive and Director Compensation
HGI will generally support executive compensation plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders. HGI will also support resolutions regarding director’s fees. In general, HGI will determine votes for the following on a case-by-case basis:
•	Stock-based incentive plans;

•	Performance-based stock option proposals;

•	Stock plans in lieu of cash;

•	Proposals to ratify or cancel executive severance agreements; and

•	Management proposals seeking approval to re-price options
HGI will generally vote for:
•	Employee stock purchase plans where the purchase price is at least 85 percent of fair market value, offering period is 27 months or less, and potential voting power dilution is ten percent or less;

•	Proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares);

•	Proposals to implement a 401(k) savings plan for employees;

•	Proposals seeking additional disclosure of executive and director pay information, provided that the information is relevant to shareholders’ needs, would not put the company at a disadvantage, and is not unduly burdensome; and

•	Proposals to expense stock options.
HGI will generally vote against:
•	Retirement plans for non-employee directors;

•	Shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or forms of compensation; and

•	Shareholder proposals requiring director fees to be paid in stock only
     (iv) Takeover/Tender Offer Defenses
Anti-takeover proposals are analyzed on a case-by-case basis. However, since investors customarily, in our view, suffer a diminution of power as a result of the adoption of such proposals, they are generally opposed by HGI unless structured in such a way that they give shareholders the ultimate decision on any proposal or offer. Specifically, HGI will under normal circumstances oppose:
•	Dual class exchange offers and dual class recapitalizations (unequal voting rights);

•	Proposals to require a supermajority shareholder vote to approve charter and by-law amendments;

•	Proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations; and

•	Fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
HGI will generally vote in favor of the following issues:
•	Proposals to adopt anti-greenmail charter by-law amendments or to otherwise restrict a company’s ability to make greenmail payments; and

•	Proposals to require approval of blank check preferred stock issues for other than general corporate purposes
     (v) Capital Structure and Shareholder Rights
This category consists of broad issues concerning capital structure and shareholder rights. These types of issues generally call for revisions to the corporate by-laws, which will impact shareholder ownership rights. All items are reviewed and voted on a case-by-case basis; however, HGI endeavors to balance the ownership rights of shareholders and their best interests with providing management of each corporation the greatest operational latitude.

     (vi) Social and Political Responsibility Issues
In the case of social and political responsibility issues that in HGI’s view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of HGI’s clients. Unless a client has given us other instructions, HGI generally votes in accordance with the recommendations of RiskMetrics Group (“RMG”) on these social and political issues, although HGI sometimes abstains from voting on these issues.

PROXY VOTING POLICY OF
LAZARD ASSET MANAGEMENT LLC
AND
LAZARD ASSET MANAGEMENT (CANADA), INC.
     A. Introduction
     Lazard Asset Management LLC and Lazard Asset Management (Canada), Inc. (together, “Lazard”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.
     Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment advisor, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.
     B. Responsibility to Vote Proxies
     Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.
     As discussed more fully in Section G of this Policy, there may be times when Lazard determines that it would be in the best interests of its clients to abstain from voting proxies.
     C. General Administration
     1. Overview
     Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal and Compliance Department and by a Proxy Committee currently consisting of Managing Directors, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal and Compliance Department must be present at all Proxy Committee meetings.

     2. Role of Third Parties
     To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.
     ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.
     3. Voting Process
     Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.
     Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting.
     In seeking Portfolio Management’s recommendation, the Manager of ProxyOps provides ISS’ recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to certain strategy- specific situations or situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Sections F and G below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams as described in Section G.1. below, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.
     Subject to certain strategy-specific situations, ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management with both the Approved Guideline, as well as ISS’ recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations, in which case an alternative approach may be followed. (See Sections F and G, below.)

     D. Specific Proxy Items
     Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.
     Certain strategy-specific considerations may result in Lazard voting proxies other than according to Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters or other differences from how Lazard votes or handles its proxy voting. These considerations are discussed in more detail in Section G, below.
     1. Routine Items
     Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:
•	routine election or re-election of directors;

•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

•	issues relating to the timing or conduct of annual meetings; and

•	name changes.
     2. Corporate Governance and Shareholder Rights Matters
     Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.
     a. Board of Directors and Its Committees
     Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors. Lazard believes that in most instances, a board and the issuer’s management are in the best position to make the determination how to best increase a board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective. Lazard has Approved Guidelines to vote:
•	For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

•	For a requirement that a substantial majority (e.g. 2/3) of a US or UK company’s directors be independent;

•	On a case-by-case basis regarding the election of directors where the board does not have independent “key committees” or sufficient independence;

•	For proposals that a board’s committees be comprised solely of independent directors or consist of a majority of independent directors;

•	For proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;

•	For proposals seeking to de-classify a board and Against proposals seeking to classify a board;

•	On a case-by-case basis on all proposals relating to cumulative voting;

•	Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.

•	Against shareholder proposals seeking union or special-interest representation on the board;

•	Against shareholder proposals seeking to establish term limits or age limits for directors;

•	On a case-by-case basis on shareholder proposals seeking to require that the issuer’s chairman and chief executive officer be different individuals;

•	Against shareholder proposals seeking to establish director stock-ownership requirements; and

•	Against shareholder proposals seeking to change the size of a board, requiring women or minorities to serve on a board, or requiring two candidates for each board seat.
     b. Anti-takeover Measures
     Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:
•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

•	On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;

•	Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

•	Against “blank check” preferred stock; and

•	On a case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.
     c. Conduct of Shareholder Meetings
     Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:
•	Against proposals to adjourn meetings;

•	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	For proposals providing for confidential voting;

•	Against efforts to eliminate or restrict right of shareholders to act by written consent;

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

•	On a case-by-case basis on changes to quorum requirements.
     3. Changes to Capital Structure
     Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:
•	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	For stock splits and reverse stock splits;

•	On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

•	On a case-by-case basis on management proposals to issue a new class of common or preferred shares;

•	For management proposals to adopt or amend dividend reinvestment plans;

•	Against changes in capital structure designed to be used in poison pill plans; and

•	On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.
     4. Stock Option Plans and Other Executive Compensation Issues
     Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:
•	On a case-by-case basis regarding all stock option plans;

•	Against restricted stock plans that do not involve any performance criteria;

•	For employee stock purchase plans;

•	On a case-by-case basis for stock appreciation rights plans;

•	For deferred compensation plans;

•	Against proposals to approve executive loans to exercise options;

•	Against proposals to re-price underwater options;

•	On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.
     5. Mergers and Other Significant Transactions
     Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.
     6. Social and Political Issues
     Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.
     Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti-discrimination policies.
     E. Voting Non-U.S. Securities
     Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.
     There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the strategy, a decision to refrain from voting proxies for securities held by the Korea Corporate Governance strategy managed by Lazard (“KCG”), certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)
     F. Conflicts of Interest
     1. Overview
     Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.
     Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

•	Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker-dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment advisor for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

•	Lazard serves as an investment advisor for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.
     2. General Policy and Consequences of Violations
     All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.
     3. Monitoring for Conflicts and Voting When a Material Conflict Exists
     Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.
          a. Where Approved Guideline Is For or Against
     Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether an actual or potential conflict exists.
     If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is “material” will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.
     If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.
          b. Where Approved Guideline Is Case-by-Case
     In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.
     If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS’ Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.
     G. Other Matters
     1. Issues Relating to Management of Specific Lazard Strategies
     Due to the nature of certain strategies managed by Lazard, specifically its emerging markets and KCG strategies, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. With respect to the KCG strategy, Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines.
     Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

     Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives (e.g., the KCG strategy and an emerging-markets strategy), one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the KCG team to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.
     2. Stock Lending
     As noted in Section B above, Lazard does not vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.
     H. Review of Policy
     The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

FIRST AMERICAN INVESTMENT FUNDS, INC.
STATEMENT OF ADDITIONAL INFORMATION
December 30, 2009
As Supplemented January 1, 2011
Nuveen Tactical Market Opportunities Fund
     This Statement of Additional Information relates to Class Y Shares of Nuveen Tactical Market Opportunities Fund (the “Fund”), a series of First American Investment Funds, Inc. (“FAIF”). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus dated December 30, 2009, as supplemented January 1, 2011. This Statement of Additional Information is incorporated into the Fund’s Prospectus by reference. To obtain copies of the Prospectus or the Fund’s Annual Report, when one becomes available, at no charge, write the Fund’s distributor, Nuveen Investments, LLC (the “Distributor”), 333 West Wacker Drive, Chicago, IL 60606, or call Nuveen Investor Services at (800) 257-8787. Please retain this Statement of Additional Information for future reference.

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GENERAL INFORMATION
     First American Investment Funds, Inc. (“FAIF”) was incorporated in the State of Maryland on August 20, 1987 under the name “SECURAL Mutual Funds, Inc.” The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name “SECURAL Mutual Funds, Inc.” be changed to “First American Investment Funds, Inc.”
     FAIF is organized as a series fund and currently issues shares in 37 series. Each series of shares represents a separate investment portfolio with its own investment objectives and policies (in essence, a separate mutual fund) (collectively, the “Funds” or “FAIF Funds”). This Statement of Additional Information relates to the series of FAIF known as the Tactical Market Opportunities Fund (the “Fund”). The Fund is an open-end diversified investment company. Class Y shares are the only class of shares available for purchase by shareholders. The Fund was formerly advised by FAF Advisors Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”). On December 31, 2010, pursuant to an agreement among U.S. Bank, FAF, Nuveen Investments, Inc. (“Nuveen Investments”) and certain Nuveen affiliates, Nuveen Fund Advisors, Inc., (the “Advisor” or "Nuveen Fund Advisors”) acquired a portion of the asset management business of FAF and was selected as the investment advisor of the Funds (the “Transaction").
     The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the Investment Company Act of 1940, as amended (the “1940 Act”). Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of investment advisory contracts and amendments thereto, and for amendments to Rule 12b-1 distribution plans (the Fund currently has not adopted a Rule 12b-1 distribution plan).

ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS
     The principal investment strategies of the Fund are set forth in the Fund’s Prospectus. Additional information concerning principal investment strategies of the Fund, and information on non-principal investment strategies that may be used by the Fund, is set forth below. The Fund has attempted to identify investment strategies that will be employed in pursuing the Fund’s investment objective. Additional information concerning the Fund’s investment restrictions is set forth below under “Investment Restrictions.”
     If a percentage limitation on investments by the Fund stated in this SAI or the Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. To the extent the Fund is limited to investing in securities with specified ratings or of a certain credit quality, the Fund is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Fund may consider doing so. Descriptions of the rating categories of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Fitch, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s) are contained in Appendix A.
     References in this section to the Advisor also apply, to the extent applicable, to the sub-advisor of the Fund.
Asset Coverage Requirements
     To the extent required by Securities and Exchange Commission (“SEC”) guidelines, the Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset, or (b) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (a). Examples of transactions governed by these asset coverage requirements include, for example, options written by the Fund, futures contracts and options on futures contracts, forward currency contracts, swaps, dollar rolls, and when-issued and delayed delivery transactions. Assets used as offsetting positions, designated on the Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.
Commodity-Linked Securities
     As a principal investment strategy, the Fund may invest in commodity-linked exchange-traded funds (“ETFs”) and derivative securities, which are designed to provide investment exposure to commodities without direct investment in physical commodities or commodities futures contracts. Commodities to which the Fund may gain exposure include assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. The Fund may invest in securities that give it exposure to various commodities and commodity sectors. The value of commodity-linked securities held by the Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
     The prices of commodity-linked securities may move in different directions than investments in traditional equity and debt securities. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked securities have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.
Debt Obligations
     The Fund may invest in instruments that give it exposure to debt obligations as a principal investment strategy. These include U.S. Treasury obligations, corporate debt securities, sovereign debt obligations, inflation protected securities, exchange-traded notes, and short-term obligations of the kinds described below under “Short-Term Investments.” The Fund’s investments in debt obligations may include securities that are rated below investment-grade.
     The debt obligations specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by the Fund); and (ii) credit risk (the risk that the issuers of debt securities held by the Fund default in making required payments).
     Corporate Debt Securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.
     Sovereign Debt Obligations. The Fund may invest in instruments that give it exposure to sovereign debt obligations and may invest in foreign government obligations that have an investment grade rating from at least one rating agency. Investments in sovereign debt obligations involve special risks which are not present in corporate debt securities. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and there may be limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the net asset value of the Fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.
     A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

     Debt Obligations Rated Less than Investment Grade. The Fund may invest in instruments that give it exposure to non-investment grade debt obligations. Debt obligations rated less than “investment grade” are sometimes referred to as “high yield securities” or “junk bonds.” The Fund considers a debt obligation to be rated “investment grade” if two of Moody’s, Standard & Poor’s and Fitch rate the security investment-grade (i.e. at least Baa, BBB and BBB, respectively). If ratings are provided by only two of those rating agencies, the more conservative rating is used to determine whether the security is investment-grade. If only one of those rating agencies provides a rating, that rating is used.
     Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations.
     In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.
     Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events.
     U.S. Treasury Obligations. The Fund may invest in direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds. U.S. Treasury obligations are supported by the full faith and credit of the United States.
     Inflation Protected Securities. The Fund may invest in inflation protected securities as a principal investment strategy. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.
     Inflation protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
     If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.
     The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.
     While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security’s maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
     Any increase in the principal amount of an inflation-protected security will be considered taxable income to the Fund, even though the Fund does not receive its principal until maturity.
Derivatives
     The Fund may use derivative instruments as a principal investment strategy, as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, forward currency contracts and swap transactions, all of which are described in more detail below.
     The Fund may use derivatives for a variety of reasons, including as a substitute for investing directly in securities and currencies as part of a hedging strategy (that is, for the purpose of reducing risk to the Fund), to manage the effective duration of the Fund’s portfolio, or for other purposes related to the management of the Fund. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on the Fund’s performance.
     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses or limit its gains if the performance of its derivatives is poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.
     While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in over-the-counter derivatives have no such protection. Each party to an over-the-counter derivative bears the risk that its direct counterparty will default. In addition, over-the-counter derivatives may be less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.
     Derivatives generally involve leverage in the sense that the investment exposure created by the derivative is significantly greater than the Fund’s initial investment in the derivative. As discussed above under “—Asset Coverage Requirements,” the Fund may be required to segregate permissible liquid assets, or engage in other permitted measures, to “cover” the Fund’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.
     Derivatives also may involve other types of leverage. For example, an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index. This leverage will increase the volatility of these derivatives since they may increase or decrease in value more quickly than the underlying instruments.
     The particular derivative instruments the Fund can use are described below. The Fund’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by the Fund will succeed. The Fund may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.
     Futures and Options on Futures
     The Fund may engage in futures transactions as a principal investment strategy. The Fund may buy and sell futures contracts that relate to: (1) interest rates, (2) bond indices, (3) commodities indices, (4) foreign currencies, and (5) stock indices. The Fund also may buy and write options on the futures contracts in which it may invest (“futures options”) and may write straddles, which consist of a call and a put option on the same futures contract. The Fund will only write options and straddles which are “covered.” This means that, when writing a call option, the Fund must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Fund must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. When writing a put option, the Fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” The Fund may only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.
     A futures contract is an agreement between two parties to buy and sell a security, index, interest rate, currency or commodity (each a “financial instrument”) for a set price on a future date. Certain futures contracts call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.
     Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Asset Coverage Requirements” above.
     A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true. Futures options possess many of the same characteristics as options on currencies and indices (discussed below under“—Options Transactions”).
     Limitations on the Use of Futures and Futures Options. The Commodities Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon provided they have claimed an exclusion from regulation as a commodity pool operator. FAIF, on behalf of each of its series, has claimed such an exclusion. Thus, the Fund may use futures contracts and options thereon to the extent consistent with its investment objective. The requirements for qualification as a regulated investment company may limit the extent to which the Fund may enter into futures transactions. See “Taxation.”

     Risks Associated with Futures and Futures Options. There are risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in a loss in excess of the amount invested in the futures contract.
     If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying investment positions that are being hedged. This could result from differences between the investment positions being hedged and the financial instruments underlying the standard contracts available for trading (e.g., differences in interest rate levels, maturities and the creditworthiness of issuers). In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions.
     Successful use of futures by the Fund also is subject to the Advisor’s ability to predict correctly movements in the direction of the relevant market. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of investment positions held in its portfolio and the prices of such positions increase instead, the Fund will lose part or all of the benefit of the increased value of the positions which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to liquidate portfolio positions to meet daily variation margin requirements. The Fund may have to liquidate such positions at a time when it may be disadvantageous to do so.
     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
     Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
     Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
     Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at the time of delivery. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

     Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.
     Forward Currency Contracts and other Foreign Currency Transactions
     The Fund may enter into forward currency contracts as a principal investment strategy. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Fund is subject to the credit and performance risk of the counterparties to such contracts.
     The following summarizes the principal currency management strategies involving forward contracts that may be used the Fund. The Fund also may use currency futures contracts and option thereon (see “—Futures and Options on Futures” above), put and call options on foreign currencies (see “—Options Transactions” below) and currency swaps (see “—Swap Transactions” below) for the same purposes.
     Position Hedges. The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When the Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio exposures to that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency to which the Fund has exposure. This is referred to as a “cross hedge.”
     Shifting Currency Exposure. The Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.
     Risks Associated with Forward Currency Transactions. The Advisor’s decision whether to enter into foreign currency transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a currency management strategy, if undertaken, would be successful. To the extent that the Advisor’s view regarding future exchange rates proves to have been incorrect, the Fund may realize losses on its foreign currency transactions. Even if a foreign currency hedge is effective in protecting the Fund from losses resulting from unfavorable changes in exchange rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates.

     Options Transactions
     The Fund may purchase and write put and call options on interest rates, stock indices, bond indices, commodity indices, and/or foreign currencies. Options on futures contracts are discussed above under “— Futures and Options on Futures.”
     Options on Interest Rates and Indices. As principal investment strategies, the Fund may purchase put and call options on interest rates and on stock, bond and commodity indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.
     Options on Currencies. The Fund may purchase put and call options on foreign currencies as a principal investment strategy. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.
     A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect the Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund had exposure to an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option.
     Writing Options. The Fund may write (sell) covered put and call options as a principal investment strategy. These transactions would be undertaken principally to produce additional income. The Fund receives a premium from writing options which it retains whether or not the option is exercised. The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying instrument.
     The Fund will write options only if they are “covered.” In the case of a call option on an index or currency, the option is covered if the Fund segregates liquid assets in an amount equal to the contract value of the index or currency. A call option is also covered if the Fund holds a call on the same index or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a currency or index is “covered” if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same currency or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
     Expiration or Exercise of Options. If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
     The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.
     Risks Associated with Options Transactions. There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
     When a fund purchases a put or call option, it risks a total loss of the premium paid for the option, plus any transaction costs, if the option expires out of the money. Also, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. There is also a risk that, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased.
     With respect to options written by the Fund, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying financial instrument above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying financial instrument decline. The writer of an option has no control over the time when it may be required to fulfill it obligations as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option.
     Swap Transactions
     The Fund may enter into total return, interest rate, currency and credit default swap agreements and interest rate caps, floors and collars as a principal investment strategy. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).
     The Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to reduce risk arising from the ownership of a particular r instrument, or to gain exposure to certain sectors or markets in the most economical way possible.
     Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Advisor. See “—Asset Coverage Requirements” above.
     Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.
     Currency Swaps. A currency swap is an agreement between two parties to exchange equivalent fixed amounts in two different currencies for a fixed period of time. The exchange of currencies at the inception date of the contract takes place at the current spot rate. Such an agreement may provide that, for the duration of the swap, each party pays interest to the other on the received amount at an agreed upon fixed or floating interest rate. When the contract ends, the parties re-exchange the currencies at the initial exchange rate, a specified rate, or the then current spot rate. Some currency swaps may not provide for exchanging currencies, but only for exchanging interest cash flows.
     Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.
     Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.
     As the buyer of protection in a credit default swap, the Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.
     If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”
     Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
     Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.
Equity Securities
     The Fund may invest in instruments that give it exposure to U.S. and foreign equity securities – including common stock – as a principal investment strategy. Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. In addition, the types of stocks in which a particular fund invests may underperform the market or not perform as anticipated.
Exchange-Traded Funds
     The Fund may invest in ETFs as a principal investment strategy. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to gain exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.
     An investment company’s investments in other investment companies are typically subject to statutory limitations prescribed by the 1940 Act. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Fund) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.
Foreign Securities
     General. As a principal investment strategy, the Fund may invest in foreign government obligations that have an investment grade rating from at least one rating agency and in instruments that provide exposure to foreign securities. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S.
     In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.
     Emerging Markets. The Fund may invest in foreign government obligations that have an investment grade rating from at least one rating agency, including obligations of governments of emerging market countries, and in other instruments that give it exposure to securities issued by the governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy;

and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.
     Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party’s influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries.
     Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.
     Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of the Fund’s assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund’s cash and securities, the Fund’s investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.
Money Market Funds
     The Fund may invest, to the extent permitted by the 1940 Act, in securities issued by money market funds as a principal investment strategy. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by their shareholders.
INVESTMENT RESTRICTIONS
     In addition to the investment objectives and policies set forth in the Prospectus and under the caption “Additional Information Concerning Fund Investments” above, the Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 8 below are fundamental and cannot be changed with respect to the Fund without approval by the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.
The Fund will not:
1. Concentrate its investments in a particular industry. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry. The Fund may concentrate its investments in other investment companies without violating this limitation. Moreover, investing in one or more other investment companies that in turn concentrate their investments in one or more particular industries shall not violate this limitation. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

2. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.
     With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. Government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. Government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
4. Invest in companies for the purpose of control or management.
5. Purchase physical commodities or contracts relating to physical commodities. This restriction shall not prohibit the Fund from investing in investment companies that provide exposure to commodities, options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, and other commodity-related derivative instruments.
6. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.
7. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.
8. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.
     For purposes of applying the limitation set forth in number 1 above, according to the current interpretation by the SEC, the Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry. The Fund will generally use industry classifications provided by the Global Industry Classification System to determine its compliance with this limitation.
     For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.
     For purposes of applying the limitation set forth in number 8 above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party.
     The following restrictions are non-fundamental and may be changed by the Fund’s Board of Directors without a shareholder vote:

     The Fund will not:
     1. Invest more than 15% of its net assets in all forms of illiquid investments.
     2. Borrow money in an amount exceeding 10% of the borrowing Fund’s total assets. The Fund will not borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. The Fund will not make additional investments while its borrowings exceed 5% of total assets.
     3. Make short sales of securities.
     4. Lend portfolio securities representing in excess of one-third of the value of its total assets.
     5. Pledge any assets, except in connection with any permitted borrowing and then in amounts not in excess of one-third of the Fund’s total assets, provided that for the purposes of this restriction, margin deposits, security interests, liens and collateral arrangements with respect to options, futures contracts, options on futures contracts, and other permitted investments and techniques are not deemed to be a pledge of assets for purposes of this limitation.
     With respect to the non-fundamental restriction set forth in number 1 above, the Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of the Fund’s net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.
DISCLOSURE OF PORTFOLIO HOLDINGS
     The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Fund’s portfolio holdings. In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, www.nuveen.com. Currently, the Fund generally makes available complete portfolio holdings information on the Fund’s website following the end of each month with an approximately one-month lag. Additionally, the Funds publishes on the website a list of its top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Funds file with the SEC their Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.
     Additionally, the Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including their investment advisor and/or sub-advisor(s), independent registered public accounting firm, custodian, financial printer (R.R. Donnelley Financial and Financial Graphic Services), proxy voting service(s) (including RMG, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Fund’s independent directors (Chapman and Cutler LLP). Also, the Fund’s investment advisor may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the investment advisor to perform portfolio attribution analysis using Vestek’s systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Fund’s investment advisor and/or sub-advisor may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.
     Non-public portfolio holdings information may be provided to other persons if approved by the Fund’s Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.
     Compliance officers of the Funds and their investment advisor and sub-advisor periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy. Reports are made to the Fund’s Board of Directors on an annual basis.
     There is no assurance that the Fund’s policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.
     The following parties currently receive Undisclosed Holdings Information on an ongoing basis pursuant to the various arrangements described above:

Altrinsic Global Advisors, Inc.	First Clearing, LLC	Newedge USA, LLC
Ashland Partners	FT Interactive Data	Pricing Direct
Bank of America Securities, LLC	Goldman Sachs & Co.	Raymond James & Associates, Inc.
Barclays Capital, Inc.	Hansberger Global Investors, LLC	RBC Capital Markets Corporation
Barra	HSBC Securities (USA), Inc.	RBS Securities, Inc.
Bloomberg	ING Financial Markets, LLC	RiskMetrics Group
BNP Paribas Prime Brokerage, Inc.	Jefferies & Company, Inc.	Scotia Capital (USA), Inc.
BNP Paribas Securities Corp.	J.P. Morgan Clearing Corp.	SG Ameritas Securities, LLC
R.R. Donnelley & Sons Company	J.P. Morgan Securities, Inc.	SNL Financial
Broadridge Systems	Lazard Asset Management, Inc.	Societe Generale
Calyon Securities (USA), Inc.	Lipper Inc.	Standard & Poor’s/JJ Kenny
Cantor Fitzgerald & Co.	Markit	State Street Bank & Trust Co.
Capital Bridge	Merrill Corporation	TD Ameritrade Clearing, Inc.
Citigroup Global Markets, Inc.	Merrill Lynch Government Securities	ThomsonReuters LLC
Credit Suisse Securities (USA), LLC	Merrill Lynch, Pierce, Fenner & Smith	UBS Securities, LLC
Deutsche Bank Securities, Inc.	Moody’s	U.S. Bancorp Fund Services, LLC
Dresdner Kleinwort Securities, LLC	Morgan Stanley & Co., Inc.	U.S. Bank, N.A.
Ernst & Young LLP	Morningstar, Inc.	Vickers
FactSet Research Systems	MS Securities Services, Inc.	Wells Fargo Securities, LLC

DIRECTORS AND EXECUTIVE OFFICERS
DIRECTORS AND EXECUTIVE OFFICERS
     In connection with the Transaction, a new Board of Directors was elected by shareholders. One director, Ms. Stringer, was a director of FAIF prior to the Transaction. The new directors and executive officers of the Fund are listed below, together with their business addresses and their principal occupations during the past five years. The Board of Directors is generally responsible for the overall operation and management of FAIF. The Board of Directors consists of ten directors, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent directors”).

Number of
Portfolios
		Term of		in Fund	Other
Name, Business	Position(s)	Office and		Complex	Directorships
Address and	Held with	Length of	Principal Occupation(s) During	Overseen by	Held by
Birthdate	Fund	Time Served	Past Five Years	Director	Director

Independent
Directors:

Robert P.	Director	Term—	Private Investor and Management	246	N/A
Bremner*		Indefinite**	Consultant; Treasurer and Director
333 West Wacker		Length of	Humanities Council of Washington,
Drive		Service—Since	D.C.
Chicago, IL 60606		2010
(8/22/40)

Jack B. Evans	Director	Term—	President, The Hall-Perrine	246	See Principal
333 West Wacker		Indefinite**	Foundation, a private philanthropic		Occupation
Drive		Length of	corporation (since 1996); Director and		description
Chicago, IL 60606		Service—Since	Chairman, United Fire Group, a
(10/22/48)		2010	publicly held company; President Pro
Tem of the Board of Regents for the
State of Iowa University System;
Director, Gazette Companies; Life
Trustee of Coe College and the Iowa
College Foundation; formerly,
Director, Alliant Energy; formerly,
Director, Federal Reserve Bank of
Chicago; formerly, President and Chief
Operating Officer, SCI Financial
Group, Inc., a regional financial
services firm.

William C. Hunter	Director	Term—	Dean (since 2006), Tippie College of	246	See Principal
333 West Wacker		Indefinite**	Business, University of Iowa; Director		Occupation

Number of
Portfolios
		Term of		in Fund	Other
Name, Business	Position(s)	Office and		Complex	Directorships
Address and	Held with	Length of	Principal Occupation(s) During	Overseen by	Held by
Birthdate	Fund	Time Served	Past Five Years	Director	Director
Drive		Length of	(since 2005), Beta Gamma Sigma		description
Chicago, IL 60606		Service—Since	International Honor Society; Director
(3/6/48)		2010	(since 2004) of Xerox Corporation;
formerly, Director (1997-2007), Credit
Research Center at Georgetown
University; formerly, Dean and
Distinguished Professor of Finance,
School of Business at the University of
Connecticut (2003-2006); previously,
Senior Vice President and Director of
Research at the Federal Reserve Bank
of Chicago (1995-2003).

David J. Kundert*	Director	Term—	Director, Northwestern Mutual Wealth	246	See Principal
333 West Wacker		Indefinite**	Management Company; retired (since		Occupation
Drive		Length of	2004) as Chairman, JPMorgan		description
Chicago, IL 60606		Service—Since	Fleming Asset Management, President
(10/28/42)		2010	and CEO, Banc One Investment
Advisors Corporation, and President,
One Group Mutual Funds; prior
thereto, Executive Vice President,
Bank One Corporation and Chairman
and CEO, Banc One Investment
Management Group; Member, Board
of Regents, Luther College; Member
of the Wisconsin Bar Association;
Member of Board of Directors, Friends
of Boerner Botanical Gardens;
Member of Board of Directors and
member of Investment Committee,
Greater Milwaukee Foundation.

William J.	Director	Term—	Chairman of Miller-Valentine Partners	246	See Principal
Schneider*		Indefinite**	Ltd., a real estate investment company;		Occupation
333 West Wacker		Length of	formerly, Senior Partner and Chief		description
Drive		Service—Since	Operating Officer (retired, 2004) of
Chicago, IL 60606		2010	Miller-Valentine Group; Member,
(9/24/44)			Mid-America Health System Board;
Member, University of Dayton
Business School Advisory Council;
formerly, Member, Dayton
Philharmonic Orchestra Association;
formerly, Director, Dayton
Development Coalition; formerly,
Member, Business Advisory Council,
Cleveland Federal Reserve Bank.

Number of
Portfolios
		Term of		in Fund	Other
Name, Business	Position(s)	Office and		Complex	Directorships
Address and	Held with	Length of	Principal Occupation(s) During	Overseen by	Held by
Birthdate	Fund	Time Served	Past Five Years	Director	Director
Judith M.	Director	Term—	Executive Director, Gaylord and	246	See Principal
Stockdale		Indefinite**	Dorothy Donnelley Foundation (since		Occupation
333 West Wacker		Length of	1994); prior thereto, Executive		description
Drive		Service—Since	Director, Great Lakes Protection Fund
Chicago, IL 60606		2010	(from 1990 to 1994).
(12/29/47)

Carole E. Stone*	Director	Term—	Director, C2 Options Exchange,	246	See Principal
333 West Wacker		Indefinite**	Incorporated (since 2009); Director,		Occupation
Drive		Length of	Chicago Board Options Exchange		description
Chicago, IL 60606		Service—Since	(since 2006); formerly, Commissioner,
(6/28/47)		2010	New York State Commission on
Public Authority Reform (2005-2010);
formerly, Chair, New York Racing
Association Oversight Board
(2005-2007).

Virginia L.	Director	Term-	Board Member, Mutual Fund Directors	246	See Principal
Stringer		Indefinite**	Forum; Member, Governing Board,		Occupation
333 West Wacker		Length of	Investment Company Institute’s		Description
Drive		Service—Since	Independent Directors Council;
Chicago, IL		1987	governance consultant and non-profit
(8/16/1944)			board member; former Owner and
President, Strategic Management
Resources, Inc. a management
consulting firm; previously, held
several executive positions in general
management, marketing and human
resources at IBM and The Pilsbury
Company; previously, Independent
Director, First American Fund
Complex from 1987 to 2010 and Chair
from 1997 to 2010

Terence J. Toth*	Director	Term—	Director, Legal & General Investment	246	N/A
333 West Wacker		Indefinite**	Management America, Inc. (since
Drive		Length of	2008); Managing Partner, Promus
Chicago, IL 60606		Service—Since	Capital (since 2008); formerly, CEO
(9/29/59)		2010	and President, Northern Trust Global
Investments (2004-2007); Executive
Vice President, Quantitative
Management & Securities Lending
(2000-2004); prior thereto, various
positions with Northern Trust
Company (since 1994); Member:
Goodman Theatre Board (since 2004);

Number of
Portfolios
		Term of		in Fund	Other
Name, Business	Position(s)	Office and		Complex	Directorships
Address and	Held with	Length of	Principal Occupation(s) During	Overseen by	Held by
Birthdate	Fund	Time Served	Past Five Years	Director	Director
Chicago Fellowship Board (since
2005), University of Illinois
Leadership Council Board (since 2007)
and Catalyst Schools of Chicago Board
(since 2008); formerly, Member:
Northern Trust Mutual Funds Board
(2005-2007), Northern Trust Global
Investments Board (2004-2007),
Northern Trust Japan Board
(2004-2007), Northern Trust Securities
Inc. Board (2003-2007) and Northern
Trust Hong Kong Board (1997-2004).

Interested
Director:
John P.	Director	Term—	Chief Executive Officer and Chairman	246	See Principal
Amboian***		Indefinite**	(since 2007), Chairman (since 2007)		Occupation
333 West Wacker		Length of	and Director (since 1999) of Nuveen		description
Drive		Service—Since	Investments, Inc.; Chief Executive
Chicago, IL 60606		2010	Officer (since 2007) of Nuveen Asset
(6/14/61)			Management and Nuveen Investments
Advisors, Inc.;

*	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management LLC, an affiliate of the Advisor

**	Each director serves an indefinite term until his or her successor is elected.

***	Mr. Amboian is an “interested person” of the Fund, as defined in the 1940 Act, by reason of his positions with Nuveen Investments and certain of its subsidiaries.

Executive Officer

Number of
Portfolios in
Fund
Name, Business	Position(s)	Term of Office		Complex
Address and	Held with	and Length of	Principal Occupation(s)	Overseen by
Birthdate	Funds	Time Served	During Past Five Years	Officer

Officers of the
Funds:

Gifford R. Zimmerman	President	Term—Until August	Managing Director (since	246
333 West Wacker Drive		2011 Length of	2002), Assistant Secretary
Chicago, IL 60606		Service—Since	and Associate General
(9/9/56)		Inception	Counsel of Nuveen
Investments, LLC; Managing
Director (since 2002) and
Assistant Secretary and
Associate General Counsel of
Nuveen Asset Management;
Managing Director (since
2004) and Assistant Secretary
(since 1994) of Nuveen
Investments, Inc.; Vice
President and Assistant
Secretary of NWQ
Investment Management
Company, LLC (since 2002);
Vice President and Assistant
Secretary of Nuveen
Investments Advisers Inc.
(since 2002); Managing
Director, Associate General
Counsel and Assistant
Secretary of Symphony Asset
Management LLC (since
2003); Vice President and
Assistant Secretary of
Tradewinds Global Investors,
LLC and Santa Barbara Asset
Management, LLC (since
2006), and Nuveen HydePark
Group, LLC and Nuveen
Investment Solutions, Inc.
(since 2007); and of Winslow
Capital Management, inc.
(since 2010); Chief
Administrative Officer and
Chief Compliance Officer
(since 2010) of Nuveen

				Number of
				Portfolios in
				Fund
Name, Business	Position(s)	Term of Office		Complex
Address and	Held with	and Length of	Principal Occupation(s)	Overseen by
Birthdate	Funds	Time Served	During Past Five Years	Officer
			Commodities Asset
			Management, LLC;
			Chartered Financial Analyst.

Margo L. Cook	Vice President	Term—Until August	Executive Vice President	246
333 West Wacker Drive		2011 Length of	(since 2008) of Nuveen
Chicago, IL 60606		Service—Since	Investments, Inc.; previously,
(4/11/64)		2009	Head of Institutional Asset
			Management (2007-2008) of
			Bear Stearns Asset
			Management; Head of
			Institutional Asset Mgt
			(1986-2007) of Bank of NY
			Mellon; Chartered Financial
			Analyst.

Lorna C. Ferguson	Vice President	Term—Until August	Managing Director (since	246
333 West Wacker Drive		2011 Length of	2004) of Nuveen
Chicago, IL 60606		Service—Since	Investments, LLC; Managing
(10/24/45)		1998	Director (since 2005) of
			Nuveen Asset Management.

Stephen D. Foy	Vice President	Term—Until August	Senior Vice President (since	246
333 West Wacker Drive	and Controller	2011 Length of	2010), formerly, Vice
Chicago, IL 60606		Service—Since	President (1993-2010) and
(5/31/54)		1998	Funds Controller (since
			1998) of Nuveen
			Investments, LLC; Senior
			Vice President (since 2010),
			formerly, Vice President
			(2005-2010) of Nuveen Asset
			Management; Certified
			Public Accountant.

				Number of
				Portfolios in
				Fund
Name, Business	Position(s)	Term of Office		Complex
Address and	Held with	and Length of	Principal Occupation(s)	Overseen by
Birthdate	Funds	Time Served	During Past Five Years	Officer
Scott S. Grace	Vice President	Term—Until August	Managing Director,	246
333 West Wacker Drive	and Treasurer	2011 Length of	Corporate Finance &
Chicago, IL 60606		Service—Since	Development, Treasurer
(8/20/70)		2009	(since September 2009) of
			Nuveen Investments, LLC;
			Managing Director and
			Treasurer of Nuveen Asset
			Management, Nuveen
			Investment Solutions, Inc.,
			Nuveen Investments
			Advisers, Inc., and Nuveen
			Investments Holdings, Inc.;
			Vice President and Treasurer
			of NWQ Investment
			Management Company LLC,
			Tradewinds Global Investors,
			LLC, Symphony Asset
			Management LLC and
			Winslow Capital
			Management Inc.; Vice
			President of Santa Barbara
			Asset Management, LLC;
			formerly, Treasurer (2006-
			2009), Senior Vice President
			(2008-2009), previously,
			Vice President (2006-2008)
			of Janus Capital Group, Inc.;
			formerly, Senior Associate in
			Morgan Stanley’s Global
			Financial Services Group
			(2000-2003); Chartered
			Accountant Designation.

Walter M. Kelly	Vice President	Term—Until August	Senior Vice President (since	246
333 West Wacker Drive	and Chief	2011 Length of	2008), formerly, Vice
Chicago, IL 60606	Compliance	Service—Since	President, formerly, Assistant
(2/24/70)	Officer	2003	Vice President and Assistant
			General Counsel (2003-2006)
			of Nuveen Investments, LLC;
			Senior Vice President (since
			2008) and Assistant Secretary
			(since 2003), formerly, Vice
			President (2006-2008) of
			Nuveen Asset Management;
			previously, Assistant Vice

				Number of
				Portfolios in
				Fund
Name, Business	Position(s)	Term of Office		Complex
Address and	Held with	and Length of	Principal Occupation(s)	Overseen by
Birthdate	Funds	Time Served	During Past Five Years	Officer
			President and Assistant
			Secretary of the Nuveen
			Funds (2003-2006).

Tina M. Lazar	Vice President	Term—Until August	Senior Vice President (since	246
333 West Wacker Drive		2011 Length of	2009), formerly, Vice
Chicago, IL 60606		Service—Since	President of Nuveen
(8/27/61)		2002	Investments, LLC (1999-
			2009); Senior Vice President
			(since 2010), formerly, Vice
			President (2005-2010) of
			Nuveen Asset Management.

Larry W. Martin	Vice President and	Term—Until August	Senior Vice President (since	246
333 West Wacker Drive	Secretary	2011 Length of	2010), formerly, Vice
Chicago, IL 60606		Service—Since	President, Assistant
(7/27/51)		1988	Secretary and Assistant
			General Counsel (since 1989)
			of Nuveen Investments, LLC;
			Vice President (since 2005)
			and Assistant Secretary of
			Nuveen Investments, Inc.;
			Senior Vice President (since
			2010), formerly, Vice
			President (2005-2010) and
			Assistant Secretary (since
			1997) of Nuveen Asset
			Management; Vice President
			and Assistant Secretary of
			Nuveen Investments
			Advisers Inc. (since 2002),
			NWQ Investment
			Management Company, LLC
			(since 2002), Symphony
			Asset Management LLC
			(since 2003), Tradewinds
			Global Investors, LLC and
			Santa Barbara Asset
			Management LLC (since
			2006) and Nuveen HydePark Group,
			LLC and Nuveen
			Investment Solutions, Inc.
			(since 2007) and of Winslow
			Capital Management, Inc
			(since 2010); Vice President
			and Assistant Secretary of
			Nuveen Commodities Asset
			Management, LLC (since
			2010).

				Number of
				Portfolios in
				Fund
Name, Business	Position(s)	Term of Office		Complex
Address and	Held with	and Length of	Principal Occupation(s)	Overseen by
Birthdate	Funds	Time Served	During Past Five Years	Officer
Kevin J. McCarthy	Vice President	Term—Until August	Managing Director (since	246
333 West Wacker Drive	and Secretary	2011 Length of	2008), formerly, Vice
Chicago, IL 60606		Service—Since	President (2007-2008) of
(3/26/66)		2007	Nuveen Investments, LLC;
			Managing Director (since
			2008), Vice President and
			Assistant Secretary (since
			2007) of Nuveen Asset
			Management; Vice President
			and Assistant Secretary of
			Nuveen Investment Advisers
			Inc., NWQ Investment
			Management Company,
			LLC, Tradewinds Global
			Investors, LLC, NWQ
			Holdings, LLC, Symphony
			Asset Management LLC,
			Santa Barbara Asset
			Management, LLC, Nuveen
			HydePark Group, LLC,
			Nuveen Investment
			Solutions, Inc. and Winslow
			Capital Management, Inc.
			(since 2010); Vice President
			and Secretary (since 2010) of
			Nuveen Commodities Asset
			Management, LLC; prior
			thereto, Partner, Bell, Boyd
			& Lloyd LLP (1997-2007).

Kathleen L. Prudhomme
800 Nicollet Mall,	Vice President	Term—Until August	Formerly, Deputy General	246
Minneapolis, Minnesota	and Assistant	2011 Length of	Counsel, FAF Advisors, Inc.
55402	Secretary	Service—Since	(1998-2010)
(1953)		2011
Jeffrey M. Wilson
333 West Wacker Drive	Vice President	Term—Until August	Formerly, Senior Vice	116
Chicago, IL 60606		2011 Length of	President of FAF Advisors,
(1956)		Service—Since	Inc. (2000-2010)
		2011
Board Leadership Structure and Risk Oversight
     In connection with the Transaction, the committees of the Fund and the members of the Board of Directors were changed. Each of the Committees were newly formed and constituted in connection with the Transaction. The

Board of Directors oversees the operations and management of the Fund, including the duties performed for the Fund by the Advisor. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the Nuveen Fund complex. In adopting a unitary board structure, the directors seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the directors consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent directors. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.
     The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment advisor and other service providers. Each of the directors, other than Ms. Stringer currently serve on this common board that oversees all of the funds in the Nuveen complex. It is expected that Ms. Stringer will be nominated to serve on such board with respect to the other funds in the Nuveen complex as well.
     In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent director. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the directors have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the directors are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the directors and the shareholders.
     Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit directors to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of directors among the different committees allows the directors to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. The Executive Committee, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors. Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian serve as the current members of the Executive Committee of the Board of Directors.
     The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.
     To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the internal audit group at Nuveen Investments. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the directors, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an independent director of the Nuveen Funds.
     The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Nuveen Funds’ business.
     In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of directors; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are be able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to director compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview any and all candidates and to make the final selection of any new directors. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisors and service providers) and, if qualifying as an independent director candidate, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent directors at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent directors of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth.
     The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth.
     The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.
     In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board of Directors. The members of the Compliance Committee are William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair and Virginia L. Stringer.
     Prior to the Transaction, the Fund had an Audit Committee, a Pricing Committee and a Governance Committee. The following table presents the number of times each Committee met during the last fiscal year ended October 31, 2009.

Number of Committee Meetings Held During FAIF’s
Committee	Fiscal Year Ended October 31, 2009
Audit Committee	6

Pricing Committee	5

Governance Committee	2
Board Diversification and Director Qualifications
     In determining that a particular Board Member was qualified to serve as a Board Member, the Board has considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member (including the Boards of the Fund), or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
John P. Amboian
     Mr. Amboian, an interested director of the Nuveen Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments and is a Board Member or Director of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.
Robert P. Bremner
     Mr. Bremner, the Nuveen Funds’ Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at

Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.
Jack B. Evans
     President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Gazette Companies, is President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.
William C. Hunter
     Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.
David J. Kundert
     Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.
William J. Schneider
     Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National

City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.
Judith M. Stockdale
     Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.
Carole E. Stone
     Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.
Virginia L. Stringer
     Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer also serves as board chair of the Oak Leaf Trust, is the immediate past board char of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.
Terence J. Toth
     Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and University of Illinois Leadership Council, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.
Independent Chairman
     The directors have elected Robert P. Bremner as the independent Chairman of the Board of Directors. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Directors and of the shareholders; (b) seeing that all orders and resolutions of the directors are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the directors and the shareholders.
Fund Shares Owned by the Directors
     The information in the table below discloses the dollar ranges of (i) each Director’s beneficial ownership in each Fund, and (ii) each Director’s aggregate beneficial ownership in all funds within the Nuveen Funds complex, including in each case the value of fund shares elected by Directors in the directors’ deferred compensation plan, as of December 31, 2009.

Directors
	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Stringer	Toth	Amboian
Aggregate Holdings – Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Tactical Market Opportunities Fund	—	—	—	—	—	—	—	—	—	—
     As of December 31, 2009, none of the independent Directors or their immediate family members owned, beneficially, or of record, any securities in (i) an investment advisor or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.
Director Compensation
     The following table shows, for each independent director, (1) the aggregate compensation paid by the Fund for the calendar year ended December 31, 2009, (2) the amount of total compensation paid by the Fund that has been deferred, and (3) the total compensation paid to each director by the Nuveen Funds during the fiscal year ended October 31, 2009.

			Total Compensation
	Aggregate	Amount of Total	From Nuveen Funds
	Compensation From	Compensation that	Paid to
Name of Director	Registrant	Has been Deferred	Director[3]
Robert P. Bremner			$250,207
Jack B. Evans			220,308
William C. Hunter			174,765
David J. Kundert			200,116
William J. Schneider			207,055
Judith M. Stockdale			199,738
Carole E. Stone			180,750
Virginia L. Stringer	$237,231		345,250
Terence J. Toth			209,278
     Independent directors receive a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of Directors; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,500 per meeting for attendance in person or by telephone at an Audit Committee meeting; (d) a fee of $2,500 per meeting for attendance in person or by telephone at a regularly scheduled Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairman of the Board of Directors receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $10,000 and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent directors also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net asset, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.
     The Fund does not have a retirement or pension plan. The Fund has a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent director to elect to defer receipt of all or a portion of his or her compensation as an independent director. The deferred compensation of a participating director is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a director’s deferral account, the independent director may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.
     The Fund has no employees. The officers of the Fund and the director of the Fund who is not an independent director serve without any compensation from the Fund.

CODES OF ETHICS
     The Fund, the Advisor, Nuveen Asset Management, LLC, the Distributor other related entities have adopted a code of ethics which essentially prohibits all Nuveen Fund management personnel, including the Fund’s portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund’s anticipated or actual portfolio transactions, and are designed to assure that the interests of shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.
PROXY VOTING POLICIES AND RECORDS
     The Advisor has been delegated the authority by the board of directors to vote proxies with respect to the investments held in the Fund. The Advisor has delegated the responsibility of voting proxies to the Sub-Advisor of the Fund. The Sub-Advisor is responsible for developing and enforcing proxy voting policies with regard to the Fund. Nuveen Fund Advisors will review these policies annually. The policies and procedures that the Fund uses to determine how to vote proxies, including the policies and procedures of Nuveen Fund Advisors and the Sub-Advisor, are set forth in Appendix B. Each year the Fund files its proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through www.nuveen.com and/or the SEC’s website at www.sec.gov.
INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUND
Investment Advisor and Sub-Advisor
Investment Advisor
     In connection with the Transaction and pursuant to a shareholder vote, the investment advisor of the fund is now Nuveen Fund Advisors, Inc. The Advisor, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the manager of each Fund, with responsibility for the overall management of each Fund.
     The Advisor is an affiliate of the Distributor, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of the Funds’ shares. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Distributor and the Advisor are subsidiaries of Nuveen Investments.
     On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. Nuveen Fund Advisors has adopted policies and procedures that address arrangements with Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.
     The Fund is dependent upon services and resources provided by its investment advisor, Nuveen Fund Advisors, and therefore the investment advisor’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.
     For the management services and facilities furnished by the Advisor, the Fund has agreed to pay an annual management fee at rates set forth in the Prospectus under “Fund Management.” In addition, for certain funds the Advisor has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Fund. The Prospectus includes current fee waivers and expense reimbursements for the Fund.
     The Fund’s management fee is divided into two components—a complex-level fee based on the aggregate amount of qualifying Fund assets managed by Nuveen Fund Advisors and its affiliates, and a specific fund-level fee based only on the amount of assets within each individual Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within each individual Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors and its affiliates. Under no circumstances will this pricing structure result in a Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.
     The Fund has agreed to pay an annual fund-level management fee, payable monthly, based upon the average daily net assets of the Fund as set forth in the Prospectus.
     The annual complex-level management fee for the Fund, payable monthly, which is additive to the fund-level fee, is based on the aggregate amount of total qualifying assets managed for all Nuveen Funds as stated in the table below. As of September 30, 2010, the complex-level fee rate was 0.1822%.
     The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee component of the management fee for the Fund is calculated based upon the aggregate daily managed assets of all Nuveen Funds, with such daily managed assets defined separately for each Fund in its management agreement, but excluding assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Funds in connection with the Advisor’s assumption of the management of the former First American Funds effective January 1, 2011. Managed assets include closed-end fund assets managed by the Advisor that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Advisor as to certain Funds to limit the amount of such assets for determining managed assets in certain circumstances.

Sub-Advisor
     The Advisor has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-advisor to manage the investment portfolios of each of the Fund. The Advisor is responsible for implementing procedures to ensure that Nuveen Asset Management complies with the respective Fund’s investment objective, policies and restrictions. The Advisor will pay Nuveen Asset Management a fee for the Fund equal to 50.00% of the remainder of (a) the investment management fee payable by each Fund to the Advisor based on average daily net assets, less (b) any management fees, expenses, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of each Fund. The fee shall accrue daily and shall be payable monthly.
Additional Payments to Financial Intermediaries
     In addition to the sales charge payments and the distribution, service and transfer agency fees described in the Prospectus and elsewhere in this SAI, the Advisor and/or the Distributor may make additional payments out of its own assets to selected intermediaries that sell shares of the Nuveen Mutual Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other intermediaries; hereinafter, individually, “Intermediary,” and collectively, “Intermediaries”) under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.
     The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Nuveen Mutual Funds to its customers. The Intermediary may elevate the prominence or profile of the Fund within the Intermediary’s organization by, for example, placing the Fund on a list of preferred or recommended funds and/or granting the Advisor and/or the Distributor preferential or enhanced opportunities to promote the Fund in various ways within the Intermediary’s organization.
     These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectuses and described above because they are not paid by the Funds.
     The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.
     Marketing Support Payments and Program Servicing Payments
     The Advisor and/or the Distributor may make payments for marketing support and/or program servicing to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Nuveen Mutual Funds or that make Nuveen Mutual Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.
     Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary’s personnel about the Nuveen Mutual Funds in connection with shareholder financial planning needs, placement on the Intermediary’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling Nuveen representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary.
     The Advisor and/or the Distributor compensate Intermediaries differently depending upon, among other factors, the number or value of Fund shares that the Intermediary sells or may sell, the value of the assets invested in the

Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.
     Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.
     Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset-based.
     Marketing Support and Program Servicing Payment Guidelines. In the case of any one Intermediary, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. In connection with the sale of a business by U.S. Bank N.A. (which was the parent company of a firm a portion of whose business has since been acquired by the Advisor) to Great-West Life & Annuity Insurance Company (“Great-West”), the Adviser has a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis.
     Other Payments
     From time to time, the Advisor and/or the Distributor, at their expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Fund, which may be in addition to marketing support and program servicing payments described above. For example, the Advisor and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; and (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan.
     When not provided for in a marketing support or program servicing agreement, the Advisor and/or the Distributor may pay Intermediaries for enabling the Advisor and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary -sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Advisor and/or the Distributor make payments for such events as they deem appropriate, subject to their internal guidelines and applicable law. Wholesale representatives of the Distributor may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.
     The Advisor and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various Nuveen Mutual Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in Nuveen Mutual Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Advisor and/or the Distributor.
     Certain third parties, affiliates of the Advisor and employees of the Advisor or its affiliates may receive cash compensation from the Advisor and/or the Distributor in connection with establishing new client relationships with the Nuveen Mutual Funds. Total compensation of employees of the Advisor and/or the Distributor with marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the Nuveen Mutual Funds.
     Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Advisor and/or the Distributor and the services it provides for those payments.
     Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.
Intermediaries Receiving Additional Payments
     The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of January 1, 2011:
ADP Broker-Dealer, Inc.
American Enterprise Investment Services, Inc.
American United Life Insurance Company
Ameriprise Financial Services, Inc.
Ascensus (formerly BISYS Retirement Services, Inc.)
Banc of America Investment Services, Inc.
Benefit Plans Administrative Services, Inc.
Benefit Trust Company
Charles Schwab & Co., Inc.
Citigroup Global Markets Inc. / Morgan Stanley Smith Barney LLC
Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network
Country Trust Bank
CPI Qualified Plan Consultants, Inc.
Digital Retirement Solutions, Inc.
Dyatech, LLC
ExpertPlan, Inc.
Fidelity Brokerage Services LLC / National Financial Services LLC
Fidelity Investments Institutional Operations Company, Inc.
Genesis Employee Benefits, Inc. DBA America’s VEBA Solution
GWFS Equities, Inc.
Hartford Life Insurance Company
Hartford Securities Distribution Company, Inc.
Hewitt Associates LLC
ICMA Retirement Corporation
ING Institutional Plan Services, LLC / ING Investment Advisors, LLC (formerly CitiStreet LLC / CitiStreet Advisors LLC)
ING Life Insurance and Annuity Company / ING Institutional Plan Services LLC
J.P. Morgan Retirement Plan Services, LLC
Janney Montgomery Scott LLC
Leggette Actuaries, Inc.
Lincoln Retirement Services Company LLC / AMG Service Corp.
Linsco/Private Ledger Corp.

Marshall & Ilsley Trust Company, N.A.
Massachusetts Mutual Life Insurance Company
Mercer HR Outsourcing LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
MetLife Securities, Inc.
Mid Atlantic Capital Corporation
Morgan Stanley & Co., Incorporated / Morgan Stanley Smith Barney LLC
MSCS Financial Services, LLC
Nationwide Financial Services, Inc.
Newport Retirement Services, Inc.
NYLife Distributors LLC
Pershing LLC
Princeton Retirement Group / GPC Securities, Inc.
Principal Life Insurance Company
Prudential Insurance Company of America (The)
Prudential Investment Management Services, LLC / Prudential Investments LLC
Raymond James & Associates / Raymond James Financial Services, Inc.
RBC Dain Rauscher, Inc.
Reliance Trust Company
Retirement Plan Company, LLC (The)
Robert W. Baird & Co., Inc.
Stifel, Nicolaus & Co., Inc.
T. Rowe Price Investment Services, Inc. / T. Rowe Price Retirement Plan Services, Inc.
TD Ameritrade, Inc.
TD Ameritrade Trust Company (formerly Fiserv Trust Company / International Clearing Trust Company)
TIAA-CREF Individual & Institutional Services, LLC
U.S. Bancorp Investments, Inc.
U.S. Bank, N.A.
UBS Financial Services, Inc.
Unified Trust Company, N.A.
VALIC Retirement Services Company (formerly AIG Retirement Services Company)
Vanguard Group, Inc.
Wachovia Bank, N.A.
Wachovia Securities, LLC
Wells Fargo Advisors, LLC
Wells Fargo Bank, N.A.
Wilmington Trust Company
Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust Company)
     Any additions, modifications or deletions to the list of Intermediaries identified above that have occurred since December 30, 2010 are not reflected in the list.
Administrator
     Prior to the Transaction, FAF served as Administrator pursuant to an Administration Agreement between the FAF and FAIF, dated July 1, 2006 and U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, WI 53202, served as sub-administrator pursuant to a Sub-Administration Agreement between the FAF and USBFS dated July 1, 2005. USBFS is a subsidiary of U.S. Bancorp.
Transfer Agent
     USBFS (the “Transfer Agent”) serves as the Fund’s transfer agent pursuant to a Transfer Agency and Shareholder Servicing Agreement (the “Transfer Agent Agreement”) between the Transfer Agent and FAIF dated July

1, 2006. The Fund is charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees will be charged to the Fund based on the number of accounts within the Fund. The Fund may also reimburse the Transfer Agent for out-of-pocket expenses incurred in providing transfer agent services.
Distributor
     In connection with the Transaction Nuveen Investments, LLC has been selected to serve as Distributor. The Distributor is located at 333 West Wacker Drive, Chicago, Illinois 60606, and will serve as the distributor for the Fund’s shares pursuant to a Distribution Agreement dated January 1, 2011 (the “Distribution Agreement”).
     The Distributor receives no compensation for distribution of the Class Y Shares.
Custodian and Independent Registered Public Accounting Firm
     Custodian. U.S. Bank, 60 Livingston Avenue, St. Paul, MN 55101, acts as the custodian for the Fund (the “Custodian”). U.S. Bank is a subsidiary of U.S. Bancorp. The Custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. All of the instruments representing the investments of the Fund and all cash are held by the Custodian. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIF’s officers or resolutions of the Board of Directors.
     As compensation for its services as custodian to the Fund, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.005% of the Fund’s average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing services to the Fund. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIF.
     Independent Registered Public Accounting Firm. Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the Fund’s independent registered public accounting firm, providing audit services, including audits of the annual financial statements.
PORTFOLIO MANAGERS
Other Accounts Managed
     The following table sets forth the number and total assets of the mutual funds and accounts managed by the Fund’s portfolio managers as of October 31, 2009.

				Amount Subject to
				Performance-Based
Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Fee
David R. Cline	Registered Investment Company	4	$767.5 million	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	0	0	0

Walter A. French	Registered Investment Company	1	$17.3 million	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	31	$918.0 million	0

David A. Friar	Registered Investment Company	1	$17.3 million	0
	Other Pooled Investment Vehicles	0	0	0

				Amount Subject to
				Performance-Based
Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Fee
	Other Accounts	31	$918.0 million	0

Keith B. Hembre	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	0	0	0
     Nuveen Asset Management Similar Accounts
     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with a number of potential conflicts, including, among others, those discussed below.
     The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
     If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
     With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
     Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
     Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Compensation
     Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.
     Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

     The Fund’s portfolio managers are paid an annual cash incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.
     For managers of each Fund, other than the Index Funds, the portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio’s benchmark and performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and (ii) median performance versus the peer group, and the maximum annual cash incentive is attained at (i) a spread over the benchmark which the Advisor believes will, over time, deliver top quartile performance and (ii) top quartile performance versus the Lipper industry peer group. For managers of the Index Funds, the portion of the maximum potential annual cash incentive that is paid out is based upon the portfolio’s tracking error relative to its benchmark (with lower tracking error resulting in a higher cash incentive payment).
     Investment performance is measured on a pre-tax basis, gross of fees for a Fund’s results and for its Lipper industry peer group.
     Payments pursuant to a long term incentive plan are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Advisor.
     There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.
Ownership of Fund Shares
     The Fund did not commence the public offering of shares until the date of this SAI. No shares were beneficially owned by the portfolio managers as of that date.
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE
     Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by the Sub-Advisor.
     In selecting a broker-dealer to execute securities transactions, the Sub-Advisor considers a variety of factors, including the execution capability, financial responsibility and responsiveness of the broker-dealer in seeking best price and execution. Subject to the satisfaction of its obligation to seek best execution, other factors the Sub-Advisor may consider include a broker-dealer’s access to initial public offerings and the nature and quality of any brokerage and research products and services the broker-dealer provides. However, the Sub-Advisor may cause the Fund to pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as “paying up”). However, the Sub-Advisor may cause the Fund to pay up in recognition of the value of brokerage and research products and services provided to the Sub-Advisor by the broker-dealer. The broker-dealer may directly provide such products or services to the Sub-Advisor or purchase them form a third party and provide them to the Sub-Advisor. In such cases, the Fund is in effect paying for the brokerage and research products and services in so-called “soft-dollars.” However, the Sub-Advisor will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Sub-Advisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research products and services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Advisor with respect to the managing of its accounts.

     The types of research products and services the Sub-Advisor receives include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, interest rate forecasts, and other services that assist in the investment decision making process. Research products and services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Sub-Advisor by, or through, broker-dealers.
     The research products and services the Sub-Advisor receives from broker-dealers are supplemental to, and do not necessarily reduce, the Sub-Advisor’s own normal research activities. As a practical matter, however, it would be impossible for the Sub-Advisor to generate all of the information presently provided by broker-dealers. The expenses of the Sub-Advisor would be materially increased if they attempted to generate such additional information through their own staff. To the extent that the Sub-Advisor could use cash to purchase many of the brokerage and research products and services received for allocating securities transactions to broker-dealers, the Sub-Advisor is relieved of expenses that it might otherwise bear when such services are provided by broker-dealers.
     As a general matter, the brokerage and research products and services the Sub-Advisor receives from broker-dealers are used to service all of their respective accounts. However, any particular brokerage and research product or service may not be used to service each and every client account, and may not benefit the particular accounts that generated the brokerage commissions. For example, equity commissions may pay for brokerage and research products and services utilized in managing fixed income accounts.
     In some cases, the Sub-Advisor may receive brokerage or research products or services that are used for both brokerage or research purposes and other purposes, such as accounting, record keeping, administration or marketing. In such cases, the Sub-Advisor will make a good faith effort to decide the relative proportion of the cost of such products or services used for non-brokerage or research purposes and will pay for such portion from its own funds. In such circumstance, the Sub-Advisor has a conflict of interest in making such decisions.
     Many of the Fund’s portfolio transactions involve payment of a brokerage commission by the Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Fund typically deals with market makers unless it appears that better price and execution are available elsewhere.
     The Fund does not effect any brokerage transactions in its portfolio securities with any broker or dealer affiliated directly or indirectly with the Sub-Advisor or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Fund as the Fund can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.
     When two or more clients of the Sub-Advisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by the Sub-Advisor to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

CAPITAL STOCK
     Each share of the Fund’s $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Fund have no preemptive or conversion rights.
     Each share of the Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to the Fund or to approve, disapprove or alter a distribution plan. The Bylaws of FAIF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.
     As of the date of this Statement of Additional Information, there were 10 shares of the Fund outstanding, all of which were held by FAF Advisors, Inc. It is expected that U.S. Bank, the parent of the Advisor, will acquire shares of the Fund upon the effective date of the Fund and will own substantially all, or a significant portion, of the Fund’s outstanding shares for an indeterminable period thereafter.
NET ASSET VALUE AND PUBLIC OFFERING PRICE
     The public offering price of the shares of the Fund generally equals the Fund’s net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Fund’s Prospectus.
     The net asset value of the Fund’s shares is determined on each day during which the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities held by the Fund are traded on days that the Fund is not open for business, the Fund’s net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur with the Fund as it holds securities which are traded in foreign markets.
TAXATION
Federal Income Tax Matters
     This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this Statement of Additional Information. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Fund’s counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Fund Status
     The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
Qualification as a Regulated Investment Company
     As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. The Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.
     In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code). The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). Pending legislation would allow certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimus and certain corrective action is taken and certain tax payments are made by the Fund.
Distributions
     Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction
     A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.
If You Sell or Redeem Shares
     If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.
Taxation of Capital Gains ‘and Losses
     If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% for net capital gains from most property acquired after December 31, 2000, with a holding period of more than five years, and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.
Taxation of Certain Ordinary Income Dividends
     Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.
In-Kind Distributions
     Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when your Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges
     If you exchange shares of a Fund for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.
Deductibility of Fund Expenses
     Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.
Non-U.S. Tax Credit
     If your Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.
Investments in Certain Non-U.S. Corporations
     If your Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, your Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. Your Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. Your Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, your Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, your Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.
Non-U.S. Investors
     If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly reported by a Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that a Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2012, distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. Distributions and dispositions of interests in the Fund after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.
     The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.
RECEIPT OF ORDERS BY FINANCIAL INTERMEDIARIES
     The Fund has authorized one or more Intermediaries to receive purchase and redemption orders on the Fund’s behalf. Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, an Intermediary’s authorized designee, receives the order. An order will be priced at the Fund’s net asset value next computed after the order is received by an authorized Intermediary or the Intermediary’s authorized designee and accepted by the Fund.
ADDITIONAL INFORMATION ABOUT REDEEMING SHARES
By Telephone
     A shareholder may redeem shares of the Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day’s net asset value, and redemption requests must be transmitted to and received by the Fund as of the close of regular trading on the New York Stock Exchange (usually by 3:00 p.m. Central time) in order for shares to be redeemed at that day’s net asset value unless the financial institution has been authorized to accept redemption requests on behalf of the Fund. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution’s responsibility to transmit redemption requests promptly. Certain financial institutions are authorized to act as the Fund’s agent for the purpose of accepting redemption requests, and the Fund will be deemed to have received a redemption request upon receipt of the request by the financial institution.
     Shareholders who did not purchase their shares of the Fund through a financial institution may redeem their shares by telephoning Nuveen Investor Services at (800) 257-8787. At the shareholder’s request, redemption proceeds will be paid by check mailed to the shareholder’s address of record or wire transferred to the shareholder’s account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Fund determines it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. The Fund may limit telephone redemption requests to an aggregate of $50,000 per day across the Nuveen Mutual Fund family.
     In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. The Fund will not be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Fund examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Fund subsequently sends confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent telephone transactions.

By Mail
     Any shareholder may redeem Fund shares by sending a written request to the shareholder servicing agent, financial institution or Transfer Agent. The written request should include the shareholder’s name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. Unless another form of payment is requested, a check for redemption proceeds normally is mailed within three days, but in no event more than seven days, after receipt of a proper written redemption request.
     Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:
•	a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation (“FDIC”);

•	a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

•	a savings bank or savings and loan association the deposits of which are insured by the Savings Association;

•	any other “eligible guarantor institution,” as defined in the Securities Exchange Act of 1934.
     The Funds do not accept signatures guaranteed by a notary public.
     The Fund and Transfer Agent have adopted standards for accepting signature from the above institutions. The Fund may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Fund and Transfer Agent reserve the right to amend these standards at any time without notice.
Redemptions Before Purchase Instruments Clear
     When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Fund or the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to fifteen calendar days from the purchase date.
Exchange Privilege
     You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information. An exchange between classes of shares of the same Fund may be done in writing to the address stated above.
     If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. The shares to be purchased through an exchange must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. If your shares are held with a financial intermediary, the financial intermediary must have the operational capacity to support exchanges. For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at (800) 257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.
     The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.
Frequent Trading Policy
     The Fund’s Frequent Trading Policy is as follows:
     Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.
     1. Definition of Round Trip
     A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.
     2. Round Trip Trade Limitations
     Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to four Round Trips per trailing 12-month period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

     3. Enforcement
     Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Fund and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.
     Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Fund. The Fund may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.
     The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Fund’s Frequent Trading Policy. In addition, the Fund may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Fund believes that the policy is reasonably designed to prevent market timing that is detrimental to the Fund. Such policy may be more or less restrictive than the Fund’s Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Fund’s policy or their own policies, as the case may be, to accounts under their control.
Exclusions from the Frequent Trading Policy
     As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by Nuveen Asset Management; and (x) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.
     In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59-1/2; (b) as part of a series of substantially equal periodic payments; or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59-1/2; and (ii) redemptions to satisfy required minimum distributions after age 70-1/2 from an IRA account.

APPENDIX A
RATINGS
     A rating of a rating service represents that service’s opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.
     When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Fund are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.
Ratings of Long-Term Corporate Debt Obligations
Standard & Poor’s
AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-1

CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Moody’s
Aaa: Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.
A: Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa: Bonds and preferred stock that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.
Ba: Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.
B: Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds and preferred stock that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

A-2

Ca: Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C: Bonds and preferred stock that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
     Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Fitch
AAA: Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB: Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investments grade category.
BB: Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B: Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC and C: Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. CC ratings indicate that default of some kind appears probable, and C ratings signal imminent default.
DDD, DD and D: Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90%, and D the lowest recovery potential, i.e., below 50%.

A-3

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect for repaying all obligations.
     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the major rating categories.
Ratings of Commercial Paper
Standard & Poor’s
     Commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. None of the Fund will purchase commercial paper rated A-3 or lower.
A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Moody’s
Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. The Fund will not purchase Prime-3 commercial paper.
Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.

A-4

Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
Fitch
Fitch employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. The Fund will not purchase F3 commercial paper.
F1: Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.
F2: Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3: Securities possess fair credit quality. This designation indicates that the capacity for timely payments of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

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APPENDIX B
Nuveen Fund Advisors, Inc.
Proxy Voting Policies and Procedures
Effective Date: January 1, 2011
     I. Introduction
     Nuveen Fund Advisors, Inc. (“Advisor”) is an investment advisor for the Nuveen Funds (the “Funds”) and for other accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon Advisor complete discretion to vote proxies. It is Advisor’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters). In voting proxies, Advisor also seeks to enhance total investment return for its clients.
     When Advisor contracts with another investment advisor to act as a sub-advisor for its Accounts, Advisor delegates proxy voting responsibility to the sub-advisor (each a “Sub-Advisor”). Where Advisor has delegated proxy voting responsibility, the Sub-Advisor will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Advisor.
     II. Policies and Procedures
     Consistent with its oversight responsibilities, Advisor has adopted the following Sub-Advisor oversight policies and procedures:
1. Prior to approval of any sub-advisory contract by Advisor or the Board of Directors of the Funds, as applicable, Advisor’s Compliance reviews the Sub-Advisor’s proxy voting policy (each a “Sub-Advisor Policy”) to ensure that such Sub-Advisor Policy is designed in the best interests of Advisor’s clients. Thereafter, at least annually, Advisor’s Compliance reviews and approves material changes to each Sub-Advisor Policy.
2. On a quarterly basis, Advisor’s Investment Operations will request and review reports from each Sub-Advisor reflecting any overrides of its Sub-Advisor Policy or conflicts of interest addressed during the previous quarter, and other matters Advisor’s Investment Operations deems appropriate. Any material issues arising from such review will be reported to Advisor’s management and if appropriate, the Board of Directors of the Funds.
     III. Policy Owner
     Chief Compliance Officer
     IV. Responsible Parties
     Compliance
     Investment Operations

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Nuveen Asset Management, LLC
Proxy Voting Policies and Procedures
Effective Date: December __, 2010
     I. General Principles
          A. Nuveen Asset Management, LLC (“Advisor”) is an investment sub-advisor for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Client Accounts”). As such, Client Accounts may confer upon Advisor complete discretion to vote proxies. It is Advisor’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters1). In voting proxies, Advisor also seeks to enhance total investment return for its clients.
          B. If Advisor contracts with another investment advisor to act as a sub-advisor for a Client Account, Advisor may delegate proxy voting responsibility to the sub-advisor. Where Advisor has delegated proxy voting responsibility, the sub-advisor will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Advisor.
          C. Advisor’s Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of Advisor’s Proxy Voting Committee (“PVC”). The PVC is responsible for providing an administrative framework to facilitate and monitor Advisor’s exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.
     II. Policies
     The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth Advisor’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS policies, Advisor maintains the fiduciary responsibility for all proxy voting decisions.
     III. Procedures
     A. Supervision of Proxy Voting Service. The PVC shall supervise the relationship with Advisor’s proxy voting service, ISS. ISS apprises Advisor of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as Advisor’s proxy voting record keeper and generates reports on how proxies were voted.
     B. Conflicts of Interest.

1	Advisor may not vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, Advisor may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, Advisor may not to vote proxies where the voting would in Advisor’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest as provided herein, to Advisor.

B-2

     1. The following relationships or circumstances may give rise to conflicts of interest:2
a.	The issuer or proxy proponent (e.g., a special interest group) is Madison Dearborn Partners, a private equity firm and affiliate of Advisor (“MDP”), or a company that controls, is controlled by or is under common control with MDP.

b.	The issuer is an entity in which an executive officer of Advisor or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c.	The issuer is a registered or unregistered fund for which Advisor or another Nuveen advisor serves as investment advisor or sub-advisor.

d.	Any other circumstances that Advisor is aware of where Advisor’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.
     2. Advisor will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS policies, Advisor believes the risk related to conflicts will be minimized.
     3. To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.
     4. In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from the Head of Research, who will seek voting direction from appropriate investment personnel. Before doing so, however, the PVC will confirm that Advisor faces no material conflicts of its own with respect to the specific proxy vote.
     5. If the PVC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:
a.	Obtaining instructions from the affected client(s) on how to vote the proxy;
b.	Disclosing the conflict to the affected client(s) and seeking their consent to permit Advisor to vote the proxy;
c.	Voting in proportion to the other shareholders;
d.	Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or
e.	Following the recommendation of a different independent third party.
     6. In addition to all of the above-mentioned and other conflicts, members of the IPC and the PVC must notify Advisor’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the MDP affiliate or Fund complex with regard to how Advisor should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to Advisor’s President and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the MDP affiliate, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.
     C. Proxy Vote Override. From time to time, a portfolio manager of a Client Account (a “Portfolio Manager”) may initiate action to override the ISS recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-advisor Portfolio Manager) shall be reviewed by Advisor’s Legal Department for

2	A conflict of interest shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in III.B.1a.-d is present.

B-3

material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override. If a material conflict exists the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”
     D. Securities Lending.
     1. In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.
     2. Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and analysts.
     E. Proxy Voting for ERISA Clients. If a proxy voting issue arises for an ERISA client, Advisor is prohibited from voting shares with respect to any issue advanced by a party in interest of the ERISA client.
     F. Proxy Voting Records. As required by Rule 204-2 of the Investment Advisors Act of 1940, Advisor shall make and retain five types of records relating to proxy voting; (a) proxy voting policies and procedures; (b) proxy statements received for client and fund securities; (c) records of votes cast on behalf of clients and funds; (d) records of written requests for proxy voting information and written responses from the Advisor to either a written or oral request; and (e) any documents prepared by the advisor that were material to making a proxy voting decision or that memorialized the basis for the decision. Advisor may rely on ISS to make and retain on Advisor’s behalf records pertaining to the rule.
     G. Fund of Funds Provision. In instances where Advisor provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.
     H. Legacy Securities. To the extent that Advisor receives proxies for securities that are transferred into a Client Account’s portfolio that were not recommended or selected by Advisor and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), Advisor will generally instruct ISS to refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further Advisor’s interest in maximizing the value of client investments. Advisor may agree to an institutional Client Account’s special request to vote a legacy security proxy, and would instruct ISS to vote such proxy in accordance with its guidelines.
     I. Review and Reports.
     1. The PVC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any sub-advisor), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.

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     2. The PVC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Client Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings. Advisor also shall provide the Funds that it sub-advises with information necessary for preparing Form N-PX.
     K. Vote Disclosure to Clients.
Advisor’s institutional and separately managed account clients can contact their relationship manager for more information on Advisor’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and Advisor’s vote.
     IV. Policy Owner
     IPC
     V. Responsible Parties
     IPC
     PVC
     ADV Review Team

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U.S. Proxy Voting Guidelines Concise Summary
(Digest of Selected Key Guidelines)
January 15, 2009
1. Operational Items:
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;
•	The length of rotation specified in the proposal;
•	Any significant audit-related issues at the company;
•	The number of Audit Committee meetings held each year;
•	The number of financial experts serving on the committee; and
•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
2. Board of Directors:
Voting on Director1 Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD2 from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:
•	Degree to which absences were due to an unavoidable conflict;

•	Pattern of absenteeism; and

•	Other extraordinary circumstances underlying the director’s absence;
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

[1]	ISS’ classification of directors can be found in U.S. Proxy Voting Guidelines Summary.

[2]	In general, companies with a plurality vote standard use “Withhold” as the valid opposition vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

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Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
•	The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive;
•	The company receives an adverse opinion on the company’s financial statements from its auditor; or
•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

B-7

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);
•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	The company has backdated options (see “Options Backdating” policy);
•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing features:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
•	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•	serves as liaison between the chairman and the independent directors;

•	approves information sent to the board;

•	approves meeting agendas for the board;

•	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	has the authority to call meetings of the independent directors;

•	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;
•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;
•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
•	Egregious compensation practices;

•	Multiple related-party transactions or other issues putting director independence at risk;

•	Corporate and/or management scandals;

•	Excessive problematic corporate governance provisions; or

•	Flagrant board or management actions with potential or realized negative impact on shareholders.
Majority Vote Shareholder Proposals

B-8

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.
Performance/Governance Evaluation for Directors
Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Evaluate board accountability and oversight at companies that demonstrate sustained poor performance.
Problematic provisions include but are not limited to:
•	a classified board structure;

•	a supermajority vote requirement;

•	majority vote standard for director elections with no carve out for contested elections;

•	the inability of shareholders to call special meetings;

•	the inability of shareholders to act by written consent;

•	a dual-class structure; and/or

•	a non-shareholder approved poison pill.
If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.
3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
4. Antitakeover Defenses and Voting Related Issues

B-9

Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review. To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:
•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

B-10

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
5. Mergers and Corporate Restructurings
Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
6. State of Incorporation
Reincorporation Proposals
Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BYCASE basis, giving consideration to both financial and corporate governance concerns including the following:
•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
7. Capital Structure
Common Stock Authorization

B-11

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.
Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.
Poor Pay Practices

B-12

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:
•	Egregious employment contracts — Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements:
•	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

•	Reimbursement of income taxes on executive perquisites or other payments;

•	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure

•	Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;
•	Egregious pension/SERP (supplemental executive retirement plan) payouts:
•	Inclusion of additional years of service not worked that result in significant payouts;

•	Inclusion of performance-based equity awards in the pension calculation;
•	New CEO with overly generous new hire package:
•	Excessive “make whole” provisions;

•	Any of the poor pay practices listed in this policy;
•	Excessive severance and/or change in control provisions:
•	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

•	Payments upon an executive’s termination in connection with performance failure;

•	Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

•	New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

•	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

•	New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

•	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;
•	Dividends or dividend equivalents paid on unvested performance shares or units;
•	Poor disclosure practices:
•	Unclear explanation of how the CEO is involved in the pay setting process;

•	Retrospective performance targets and methodology not discussed;

•	Methodology for benchmarking practices and/or peer group not disclosed and explained;
•	Internal Pay Disparity:
•	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);
•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.
Other Compensation Proposals and Policies
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

B-13

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.
For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:
Relative Considerations:
•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).
Design Considerations:
•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.
Communication Considerations:
•	Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).
Employee Stock Purchase Plans— Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

B-14

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.
Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named
Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
•	Rigorous stock ownership guidelines, or

•	A holding period requirement coupled with a significant long-term ownership requirement, or

B-15

•	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
Tax Gross-Up Proposals
Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
9. Corporate Social Responsibility (CSR) Issues
Overall Approach
When evaluating social and environmental shareholder proposals, RMG considers the following factors:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Genetically Modified Ingredients
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.
Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

B-16

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.
Pharmaceutical Pricing, Access to Medicines, and Product Reimportation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:
•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.
Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.
Climate Change
Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:
•	The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:
•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,
•	The company’s current level of disclosure on lobbying strategy, and

B-17

•	The impact that the policy issue may have on the company’s business operations.
Political Contributions and Trade Association Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.
Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
•	The company already discloses similar information through existing reports or policies such as an

B-18

Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

B-19

FIRST AMERICAN INVESTMENT FUNDS, INC.
STATEMENT OF ADDITIONAL INFORMATION
October 28, 2010
As Supplemented January 1, 2011
Income Funds
Tax Free Income Funds

Share Classes/Ticker Symbols
	Class A	Class B	Class C	Class R	Class Y

Income Funds
Nuveen Core Bond Fund	FAFIX	FFIBX	FFAIX	FFISX	FFIIX
Nuveen High Income Bond Fund	FJSIX	FJSBX	FCSIX	FANSX	FJSYX
Nuveen Inflation Protected Securities Fund	FAIPX	—	FCIPX	FRIPX	FYIPX
Nuveen Intermediate Government Bond Fund	FIGAX	—	FYGCX	FYGRX	FYGYX
Nuveen Intermediate Term Bond Fund	FAIIX	—	—	—	FINIX
Nuveen Short Term Bond Fund	FALTX	—	FBSCX	—	FLTIX
Nuveen Total Return Bond Fund	FCDDX	FCBBX	FCBCX	FABSX	FCBYX

Tax Free Income Funds
Nuveen Short Tax Free Fund	FSHAX	—	—	—	FSHYX
Nuveen Intermediate Tax Free Fund	FAMBX	—	FMBCX	—	FMBIX
Nuveen Tax Free Fund	FJNTX	—	FJCTX	—	FYNTX
Nuveen California Tax Free Fund	FCAAX	—	FCCAX	—	FCAYX
Nuveen Colorado Tax Free Fund	FCOAX	—	FCCOX	—	FCOYX
Nuveen Minnesota Intermediate Municipal Bond Fund	FAMAX	—	FACMX	—	FAMTX
Nuveen Minnesota Municipal Bond Fund	FJMNX	—	FCMNX	—	FYMNX
Nuveen Missouri Tax Free Fund	ARMOX	—	FFMCX	—	ARMIX
Nuveen Nebraska Municipal Bond Fund	FNTAX	—	FNTCX	—	FNTYX
Nuveen Ohio Tax Free Fund	FOFAX	—	FOTCX	—	FOTYX
Nuveen Oregon Intermediate Municipal Bond Fund	FOTAX	—	—	—	FORCX
     This Statement of Additional Information relates to the Class A, Class B, Class C, Class R, and Class Y Shares of the funds named above (the “Funds”), each of which is a series of First American Investment Funds, Inc. (“FAIF”). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectuses dated October 28, 2010, as supplemented January 1, 2011. The financial statements included as part of the Funds’ Annual Reports to shareholders for the fiscal year ended June 30, 2010 for all Funds are incorporated by reference into this Statement of Additional Information. This Statement of Additional Information is incorporated into the Funds’ Prospectuses by reference. To obtain copies of Prospectuses or the Funds’ Annual Report(s) at no charge, write the Funds’ distributor, Nuveen Investments, LLC (the “Distributor”), 333 West Wacker Drive, Chicago, IL 60606, or call Nuveen Investor Services at (800) 257-8787. You can also find the Funds’ Prospectuses, Statement of Additional Information, and Annual Reports online at www.nuveen.com. Please retain this Statement of Additional Information for future reference.

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General Information
     First American Investment Funds, Inc. (“FAIF”) was incorporated in the State of Maryland on August 20, 1987 under the name “SECURAL Mutual Funds, Inc.” The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name “SECURAL Mutual Funds, Inc.” be changed to “First American Investment Funds, Inc.”
     FAIF is organized as a series fund and currently issues its shares in 37 series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAIF to which this Statement of Additional Information (“SAI”) relates are named on the cover. Also, when a specific Fund is discussed herein, the word “Nuveen” is dropped from the beginning of its name. These series are referred to in this SAI individually as the “Fund”, and collectively as the “Funds.”
     For purposes of this SAI, “Income Funds” and “Tax Free Income Funds” shall consist of the Funds identified as such on the cover of this SAI. The Funds are open-end management investment companies and, except for the Tax Free Income Funds (other than Intermediate Tax Free Fund, Short Tax Free Fund, and Tax Free Fund), are diversified investment companies. The Tax Free Income Funds (other than Intermediate Tax Free Fund, Short Tax Free Fund, and Tax Free Fund) are non-diversified investment companies. The Funds were formerly advised by FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”). On December 31, 2010, pursuant to an agreement among U.S. Bank, FAF, Nuveen Investments, Inc. (“Nuveen Investments”) and certain Nuveen affiliates, Nuveen Fund Advisors, Inc., (the “Advisor” or “Nuveen Fund Advisors”) acquired a portion of the asset management business of FAF and was selected as the investment advisor of the Funds (the “Transaction”).
     Shareholders may purchase shares of each Fund through five separate classes, Class A, Class B (Core Bond Fund, High Income Bond Fund, and Nuveen Total Return Bond Fund only under limited circumstances as described in the Funds’ Prospectus), Class C (except Intermediate Term Bond Fund, Short Tax Free Fund, and Oregon Intermediate Municipal Bond Fund), Class R (except for Intermediate Term Bond Fund, Short Term Bond Fund, and the Tax Free Income Funds), and Class Y, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), the Funds may also provide for variations in other costs among the classes. In addition, a sales load is imposed on the sale of Class A, Class B, and Class C shares of the Funds. Except for the foregoing differences among the classes pertaining to costs and fees, each share of each Fund represents an equal proportionate interest in that Fund.
     The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of investment advisory contracts and amendments thereto, and for amendments to Rule 12b-1 distribution plans.

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Additional Information Concerning Fund Investments
     The principal investment strategies of each Fund are set forth in that Fund’s Prospectus. Additional information concerning principal investment strategies of the Funds, and other investment strategies that may be used by the Funds, is set forth below. The Funds have attempted to identify investment strategies that will be employed in pursuing each Fund’s investment objective. Additional information concerning the Funds’ investment restrictions is set forth below under “Investment Restrictions.”
     If a percentage limitation on investments by a Fund stated in this SAI or the Prospectuses is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Fund which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Fund may consider doing so. Descriptions of the rating categories of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Fitch, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) are contained in Appendix A.
     References in this section to the Advisor also apply, to the extent applicable, to the sub-advisor of the Funds.
Asset-Backed Securities
     The Income Funds, other than High Income Bond Fund, may invest in asset-backed securities as a principal investment strategy. High Income Bond Fund may invest in such securities as a non-principal investment strategy. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a “true sale” to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and time shares, though other types of receivables or assets also may be used.
     While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, causing an extension in the duration of the asset-backed securities.
     Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

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     The ratings and creditworthiness of asset-backed securities typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.
Asset Coverage Requirements
     To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset, or (b) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (a). Examples of transactions governed by these asset coverage requirements include, for example, options written by the Funds, futures contracts and options on futures contracts, forward currency contracts, swaps, dollar rolls, and when-issued and delayed delivery transactions. Assets used as offsetting positions, designated on a Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.
Collateralized Debt Obligations
     Core Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund, and Total Return Bond Fund may invest in Collateralized Debt Obligations (“CDOs”) as a principal investment strategy. High Income Bond Fund, Inflation Protected Securities Fund, and Intermediate Government Bond Fund may invest in such securities as a non-principal investment strategy. Similar to CMOs described below under “—Mortgage-Backed Securities,” CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities (including, for example, high-yield, high-risk bonds, structured finance securities including asset-backed securities, CDOs, mortgage-backed securities and REITs) or corporate loans. The special purpose entity typically issues one or more classes (sometimes referred to as “tranches”) of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO structure to obtain the desired credit ratings for the most highly rated debt securities issued by the CDO. The types of credit enhancement used include “internal” credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and “external” credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. CDOs can be less liquid than other publicly held debt issues, and require additional structural analysis.
Corporate Debt Securities
     The Income Funds may invest in corporate debt securities as a principal investment strategy. The Tax Free Income Funds may invest in such securities only to the extent described below under “—Temporary Taxable Investments.” Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be

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subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.
Debt Obligations Rated Less Than Investment Grade
     Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund, Total Return Bond Fund, and the Tax Free Income Funds may invest in both investment grade and non-investment grade debt obligations as principal investment strategies. High Income Bond Fund invests primarily in non-investment grade debt obligations. Debt obligations rated less than “investment grade” are sometimes referred to as “high yield securities” or “junk bonds.” To be consistent with the ratings methodology used by Barclays, the provider of the benchmarks of the Funds, a debt obligation is considered to be rated “investment grade” if two of Moody’s, Standard & Poor’s and Fitch rate the security investment-grade (i.e. at least Baa, BBB and BBB, respectively). If ratings are provided by only two of those rating agencies, the more conservative rating is used to determine whether the security is investment-grade. If only one of those rating agencies provides a rating, that rating is used. Inflation Protected Securities Fund and the Tax Free Income Funds may invest in non-investment grade debt obligations rated at least B by two of Standard & Poor’s, Moody’s and Fitch, unless only one of those rating agencies rates the security, in which case that rating must be at least B, or in unrated securities determined to be of comparable quality by the Advisor. Core Bond Fund, Short Term Bond Fund, and Total Return Bond Fund may not invest in non-investment grade debt obligations rated by two of Standard & Poor’s, Fitch and Moody’s lower than CCC, CCC or Caa, respectively, unless only one of those rating agencies rates the security, in which case that rating must be at least CCC or Caa, or in unrated securities determined to be of comparable quality by the Advisor. There are no minimum rating requirements for High Income Bond Fund (which means that the Fund may invest in bonds in default).
     Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by a Fund defaulted, the Fund might incur additional expenses to seek recovery.
     In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.
     Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund’s use of non-investment grade debt obligations may be more dependent on the Advisor’s own credit analysis than is the case with investment grade obligations.
Derivatives
     Each Fund may use derivative instruments as a principal investment strategy, as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as

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stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Derivative instruments that some or all of the Funds may use include options contracts, futures contracts, options on futures contracts, forward currency contracts and swap transactions, all of which are described in more detail below.
     The Funds may use derivatives for a variety of reasons, including as a substitute for investing directly in securities and currencies, as an alternative to selling a security short, as part of a hedging strategy (that is, for the purpose of reducing risk to a Fund), to manage the effective duration of a Fund’s portfolio, or for other purposes related to the management of the Funds. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on a Fund’s performance.
     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund also could experience losses or limit its gains if the performance of its derivatives is poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.
     While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in over-the-counter derivatives have no such protection. Each party to an over-the-counter derivative bears the risk that its direct counterparty will default. In addition, over-the-counter derivatives may be less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.
     Derivatives generally involve leverage in the sense that the investment exposure created by the derivative is significantly greater than the Fund’s initial investment in the derivative. As discussed above under “—Asset Coverage Requirements,” a Fund may be required to segregate permissible liquid assets, or engage in other permitted measures, to “cover” the Fund’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.
     Derivatives also may involve other types of leverage. For example, an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index. This leverage will increase the volatility of these derivatives since they may increase or decrease in value more quickly than the underlying instruments.
     The particular derivative instruments the Funds can use are described below. A Fund’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by a Fund will succeed. The Funds may employ new derivative instruments and strategies when they are

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developed, if those investment methods are consistent with the particular Fund’s investment objective and are permissible under applicable regulations governing the Fund.
     Futures and Options on Futures
     The Funds may engage in futures transactions as a principal investment strategy. The Funds may buy and sell futures contracts that relate to: (1) interest rates, (2) debt securities, (3) bond indices, (4) commodities and commodities indices (but only with respect to Inflation Protected Securities Fund), (5) foreign currencies (but only with respect to Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund and Total Return Bond Fund), (6) stock indices, and (7) individual stocks. The Funds also may buy and write options on the futures contracts in which they may invest (“futures options”) and may write straddles, which consist of a call and a put option on the same futures contract. The Funds will only write options and straddles which are “covered.” This means that, when writing a call option, a Fund must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Fund must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. When writing a put option, the fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” The Funds may only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.
     A futures contract is an agreement between two parties to buy and sell a security, index, interest rate, currency or commodity (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.
     Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to the return of margin owed to it only in proportion

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to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Asset Coverage Requirements” above.
     A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true. Futures options possess many of the same characteristics as options on securities, currencies and indices (discussed below under “—Options Transactions”).
     Limitations on the Use of Futures and Futures Options. The Commodities Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon provided they have claimed an exclusion from regulation as a commodity pool operator. FAIF, on behalf of each of its series, has claimed such an exclusion. Thus, each Fund may use futures contracts and options thereon to the extent consistent with its investment objective. The requirements for qualification as a regulated investment company may limit the extent to which a Fund may enter into futures transactions. See “Taxation.”
     Risks Associated with Futures and Futures Options. There are risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in a loss in excess of the amount invested in the futures contract.
     If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading (e.g., differences in interest rate levels, maturities and the creditworthiness of issuers). In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions.
     Successful use of futures by the Funds also is subject to the Advisor’s ability to predict correctly movements in the direction of the relevant market. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.
     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
     Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

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     Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
     Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at the time of delivery. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for Inflation Protected Securities Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
     Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject Inflation Protected Securities Fund’s investments to greater volatility than investments in traditional securities.
     Forward Currency Contracts and other Foreign Currency Transactions
     Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund and Total Return Bond Fund may enter into forward currency contracts as a principal investment strategy. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Funds are subject to the credit and performance risk of the counterparties to such contracts.
     The following summarizes the principal currency management strategies involving forward contracts that may be used by Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund and Total Return Bond Fund. These Funds also may use currency futures contracts and option thereon (see “—Futures and Options on Futures” above), put and call options on foreign currencies (see “—Options Transactions” below) and currency swaps (see “—Swap Transactions” below) for the same purposes.
     Transaction Hedges. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a “transaction hedge.” A transaction hedge will protect a Fund against a loss from an adverse change in the currency

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exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the Advisor. This strategy is sometimes referred to as “anticipatory hedging.”
     Position Hedges. A Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When a Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When a Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, a Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. This is referred to as a “cross hedge.”
     Shifting Currency Exposure. A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.
     Risks Associated with Forward Currency Transactions. The Advisor’s decision whether to enter into foreign currency transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a currency management strategy, if undertaken, would be successful. To the extent that the Advisor’s view regarding future exchange rates proves to have been incorrect, a Fund may realize losses on its foreign currency transactions. Even if a foreign currency hedge is effective in protecting a Fund from losses resulting from unfavorable changes in exchange rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates.
     Options Transactions
     To the extent set forth below, the Funds may purchase put and call options on specific securities (including groups or “baskets” of specific securities), interest rates, stock indices, bond indices, commodity indices, and/or foreign currencies. In addition, Inflation Protected Securities Fund may write put and call options on such financial instruments. Options on futures contracts are discussed above under “— Futures and Options on Futures.”
     Options on Securities. As a principal investment strategy, the Income Funds (other than Intermediate Government Bond Fund) may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.
     A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to protect against an increase in the price of securities that the Fund anticipates purchasing in the future, a practice sometimes referred to as “anticipatory hedging.” The premium paid for the call option plus any

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transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.
     Options on Interest Rates and Indices. As principal investment strategies, the Income Funds (other than Intermediate Government Bond Fund) may purchase put and call options on interest rates and on stock and bond indices. The Tax Free Income Funds may purchase such options as non-principal investment strategies. Inflation Protected Securities Fund also may purchase put and call options on commodity indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.
     Options on Currencies. Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund and Total Return Bond Fund may purchase put and call options on foreign currencies as a principal investment strategy. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.
     A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.
     Writing Options—Inflation Protected Securities Fund. Inflation Protected Securities Fund may write (sell) covered put and call options as a principal investment strategy. These transactions would be undertaken principally to produce additional income. The Fund receives a premium from writing options which it retains whether or not the option is exercised. The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying instrument.
     Inflation Protected Securities Fund will write options only if they are “covered.” In the case of a call option on a security, the option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated) upon conversion or exchange of the securities held by the Fund. For a call option on an index or currency, the option is covered if the Fund segregates liquid assets in an amount equal to the contract value of the index or currency. A call option is also covered if the Fund holds a call on the same security, index or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security, currency or index is “covered” if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security, currency or index as the put written where the exercise price of the put

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held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
     Expiration or Exercise of Options. If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
     A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.
     Risks Associated with Options Transactions. There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
     When a fund purchases a put or call option, it risks a total loss of the premium paid for the option, plus any transaction costs, if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If Inflation Protected Securities Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. There is also a risk that, if restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased.
     With respect to options written by Inflation Protected Securities Fund, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill it obligations as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

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     Swap Transactions
     The Income Funds (other than Intermediate Government Bond Fund) may enter into total return, interest rate, currency and credit default swap agreements and interest rate caps, floors and collars as a principal investment strategy. These Funds may also enter into options on the foregoing types of swap agreements (“swap options”) and in bonds issued by special purpose entities that are backed by a pool of swaps. The Tax-Free Funds may enter into interest rate caps, floors and collars as a non-principal investment strategy.
     A Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against an increase in the price of securities a Fund anticipates purchasing at a later date, to reduce risk arising from the ownership of a particular security or instrument, or to gain exposure to certain securities, sectors or markets in the most economical way possible.
     Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. A Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Advisor. See “—Asset Coverage Requirements” above.
     Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect a Fund against interest rate movements exceeding given minimum or maximum levels.
     Currency Swaps. A currency swap is an agreement between two parties to exchange equivalent fixed amounts in two different currencies for a fixed period of time. The exchange of currencies at the inception date of the contract takes place at the current spot rate. Such an agreement may provide that, for the duration of the swap, each party pays interest to the other on the received amount at an agreed upon fixed or floating interest rate. When the contract ends, the parties re-exchange the currencies at the initial exchange rate, a specified rate, or the then current spot rate. Some currency swaps may not provide for exchanging currencies, but only for exchanging interest cash flows.
     Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. A Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by a

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portfolio manager to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.
     Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. A Fund may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds, loans or market segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds, loans or market segments without investing directly in those bonds, loans or market segments.
     As the buyer of protection in a credit default swap, a Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.
     If a Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”
     Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Funds may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
     Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. A Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which a Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in

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enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.
Dollar Rolls
     The Income Funds may enter into mortgage “dollar rolls” in which a Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. Core Bond Fund, Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Total Return Bond Fund may do so as a principal investment strategy. During the period between the sale and repurchase (the “roll period”), a Fund forgoes principal and interest paid on the mortgage-backed securities. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of the mortgage dollar roll. A Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.
Equity Securities
     As non-principal investment strategies, High Income Bond Fund and Total Return Bond Fund may generally invest in equity securities and each other Bond Fund may invest in certain equity securities, as described below.
     Common Stock and Partnership Units. As a non-principal investment strategy, High Income Bond Fund and Total Return Bond Fund may invest in common stock and master limited partnership (MLP) and other partnership units. The Advisor anticipates that such investments will consist predominantly of income-oriented equity securities or partnership units. Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. In addition, the types of stocks in which a particular Fund invests may underperform the market or may not pay dividends as anticipated.
     A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects. For an organization classified as a partnership under the Internal Revenue Code of 1986, as amended (the “Code”), each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

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     An MLP is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
     Preferred Stock. The Income Funds other than Intermediate Government Bond Fund and Short Term Bond Fund may invest in preferred stock as a non-principal investment strategy. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.
     Convertible Securities. The Income Funds, as a non-principal investment strategy, may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by each of the Income Funds as soon as practicable in an orderly manner (except that the Income Funds that may invest in common stocks and/or preferred stocks directly are not required to dispose of any stock so acquired).
Foreign Securities
     General
     Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Intermediate Term Bond Fund, Short Term Bond Fund, and Total Return Bond Fund may invest in foreign securities as a principal investment strategy.
     Core Bond Fund, High Income Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund each may invest up to 25% of total assets, and Inflation Protected Securities Fund and Total Return Bond Fund each may invest without limitation, in foreign securities payable in U.S. dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations and (iv) foreign issuers having total capital and surplus at the time of investment of at least $1 billion. In addition, up to 20% of the net assets of Inflation Protected Securities Fund, 20% of the total assets of Total Return Bond Fund, and 10% of the total assets of Core Bond Fund and Short Term Bond Fund may be invested in non-dollar denominated foreign securities.
     Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

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     In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.
     Emerging Markets
     Core Bond Fund, High Income Bond Fund, Short Term Bond Fund, and Total Return Bond Fund may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries as a principal investment strategy. Inflation Protected Securities Fund and Intermediate Term Bond Fund may invest in such securities as a non-principal investment strategy. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.
     Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party’s influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.
     Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.
     Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of a Fund’s assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund’s cash and securities, the Fund’s investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.
     Depositary Receipts
     The Funds’ investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs

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represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Funds may also invest in EDRs and in other similar instruments representing securities of foreign companies. EDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.
     Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.
     Brady Bonds
     High Income Bond Fund and Total Return Bond Fund may invest in U.S. dollar-denominated “Brady Bonds” as a non-principal investment strategy. Brady Bonds are created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new obligations in connection with debt restructurings. These foreign debt obligations, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the “residual risk.” If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments and are subject to the same risks as emerging market securities.
Guaranteed Investment Contracts
     Short Term Bond Fund may purchase investment-type insurance products such as Guaranteed Investment Contracts (“GICs”) as a non-principal investment strategy. A GIC is a deferred annuity under which the purchaser agrees to pay money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate for the life of the contract. GICs may have fixed or variable interest rates. A GIC is a general obligation of the issuing insurance company. The purchase price paid for a GIC becomes part of the general assets of the insurer, and the contract is paid at maturity from the general assets of the insurer. In general, GICs are not assignable or transferable without the permission of the issuing insurance companies and can be redeemed before maturity only at a substantial discount or penalty. GICs, therefore, are usually considered to be illiquid investments. Short Term Bond Fund will purchase only GICs which are obligations of insurance companies with a policyholder’s rating of A or better by A.M. Best Company.
Inflation Protected Securities

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     Inflation Protected Securities Fund invests in inflation protected securities as a principal investment strategy. The other Funds may invest in such securities as a non-principal investment strategy. Inflation protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.
     Inflation protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
     If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
     The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.
     The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.
     While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security’s maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
     Any increase in the principal amount of an inflation-protected security will be considered taxable income to a Fund, even though the Fund does not receive its principal until maturity.

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Lending of Portfolio Securities
     In order to generate additional income, as a principal investment strategy, each of the Income Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into domestic loan arrangements with broker-dealers, banks, or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of Directors. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.
     In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 102% of the value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by the Advisor or the applicable Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.
     When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. See “Taxation.”
Mortgage-Backed Securities
     The Income Funds other than High Income Bond Fund may invest in mortgage-backed securities as a principal investment strategy. High Income Bond Fund may invest in such securities as a non-principal investment strategy. These investments include agency pass-through certificates, private mortgage pass-through securities, collateralized mortgage obligations, and commercial mortgage-backed securities, as defined and described below.
     Agency Pass-Through Certificates
     Agency pass-through certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an agency pass-through certificate is an obligation of or guaranteed by the Government National Mortgage Association (GNMA, or Ginnie Mae), the Federal National Mortgage Association (FNMA, or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC, or Freddie Mac). GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the U.S. Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.
     FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA’s operations or to assist FNMA in any other manner.
     FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC’s operations or to assist FHLMC in any other manner.

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     The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency pass-through certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.
     The residential mortgage loans evidenced by agency pass-through certificates and upon which CMOs (as described further below) are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 40 years and generally provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a “due-on-sale” clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.
     Private mortgage pass-through securities (“Private Pass-Throughs”)
     Private Pass-Throughs are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of fixed or adjustable rate loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
     The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.
     Collateralized Mortgage Obligations (“CMOs”)
     CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. A Fund will invest only in CMOs that are rated within the rating categories in which the Fund is otherwise allowed to invest or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy.

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     CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:
•	In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.
•	A planned amortization class (“PAC”) of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.
•	An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.
•	An interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.
•	A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to “caps” and “floors” on adjustments to the interest rates which they bear.
•	A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a “mezzanine” class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.
     It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities.
     Commercial Mortgage-Backed Securities

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     Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-backed securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-backed securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage-backed securities.
     Adjustable Rate Mortgage Securities (“ARMS”)
     The Income Funds may invest in ARMS as a non-principal investment strategy. ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.
     ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.
Municipal Bonds and Other Municipal Obligations
     The Tax Free Income Funds invest principally in municipal bonds and other municipal obligations. The Income Funds may invest in such securities as a non-principal investment strategy. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”), construction loan notes, tax free commercial paper, and tax free participation certificates.
     Municipal Bonds
     The two general classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by

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governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.
     Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.
     Refunded Bonds
     The Funds may invest in refunded bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity (“ETM”) bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.
     Municipal Leases and Certificates of Participation
     The Funds also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.
     Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.
     In light of these concerns, the Funds have adopted and follow procedures for determining whether municipal lease obligations purchased by the Funds are liquid and for monitoring the liquidity of municipal lease securities held in each Fund’s portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of

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dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Advisor may deem relevant. As set forth in “Investment Restrictions” below, each such Fund is subject to limitations on the percentage of illiquid securities it can hold.
     Derivative Municipal Securities
     The Funds may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.
     The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. The Tax Free Income Funds may invest in custodial receipts which have inverse floating interest rates and other inverse floating rate municipal obligations, as described below under “—Inverse Floating Rate Municipal Obligations.”
     Tender Option Bonds (“TOBs”)
     TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the put provider’s short-term rating and the underlying bond’s long-term rating. There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this the Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain TOBs, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.
     Variable Rate Demand Notes (“VRDNs”)
     VRDNs are long-term municipal obligations that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most VRDNs allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of municipal obligations from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate municipal obligations than for fixed income obligations.
     Inverse Floating Rate Municipal Obligations
     The Tax Free Income Funds, as a principal investment strategy, may invest up to 10% of their total assets in inverse floating rate municipal obligations. The Income Funds may invest in such obligations as a non-principal investment strategy. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as, or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of

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generally decreasing market interest rates, its value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.
Other Investment Companies
     Each Fund may invest in other investment companies, such as mutual funds, closed-end funds, and exchange-traded funds (“ETFs”). Under the 1940 Act, a Fund’s investment in such securities, subject to certain exceptions, currently is limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of a Fund’s total assets in the aggregate. The Funds will only invest in other investment companies that invest in Fund-eligible investments. A Fund’s investments in other investment companies may include money market mutual funds, including money market funds advised by the Advisor. Investments in money market funds are not subject to the percentage limitations set forth above.
     If a Fund invests in other investment companies, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the Fund, but also to the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders. The underlying securities in an ETF may not follow the price movements of the industry or sector the ETF is designed to track. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile.
Participation Interests
     High Income Bond Fund and Total Return Bond Fund, as a non-principal investment strategy, may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. Participation interests may be considered to be illiquid. The Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody’s or Fitch or D by Standard & Poor’s.
Payment-In-Kind Debentures and Delayed Interest Securities
     High Income Bond Fund, Total Return Bond Fund, and the Tax Free Income Funds, as a non-principal investment strategy, may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”) or may be delayed (“delayed interest securities”). Typically, during a specified term prior to the debenture’s maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., “in kind” rather than in cash). The type of instrument in which interest may or will be paid would be known by a Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.
     Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

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Real Estate Investment Trust (“REIT”) Securities
     High Income Bond Fund may invest in securities of real estate investment trusts as a non-principal investment strategy. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.
     REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.
     The Fund’s investment in the real estate industry subjects the Fund to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.
     The Fund is also subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.
Repurchase Agreements
     Each Fund may invest in repurchase agreements as a non-principal investment strategy. Ordinarily, a Fund does not expect its investment in repurchase agreements to exceed 10% of its total assets. However, because each Fund may invest without limit in cash and short-term securities for temporary defensive purposes, there is no limit on each Fund’s ability to invest in repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities (“collateral”) at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

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     The Funds’ custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).
Royalty Trusts
     The Income Funds may invest in publicly-traded royalty trusts as a non-principal investment strategy. Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called “unit holders”) with exposure to energy sector assets such as coal, oil and natural gas. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.
Short-Term Temporary Investments
     In an attempt to respond to adverse market, economic, political or other conditions, each Fund may temporarily invest without limit in a variety of short-term instruments such as commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term U.S. dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by the Advisor.
     Each Fund may also invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.
     Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the SEC with respect to the Funds. A brief description of certain kinds of short-term instruments follows:
     Commercial Paper
     Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectuses, the Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor’s, Fitch or Moody’s, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to

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instruments that are so rated. For a description of the rating categories of Standard & Poor’s, Fitch and Moody’s, see Appendix A.
     Bankers’ Acceptances
     Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.
     Variable Amount Master Demand Notes
     Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.
     Variable Rate Demand Obligations
     Variable rate demand obligations (“VRDOs”) are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days on no more than 30 days’ notice.
Temporary Taxable Investments
     The Tax Free Income Funds may make temporary taxable investments. Temporary taxable investments will include only the following types of obligations maturing within 13 months from the date of purchase: (i) obligations of the U.S. government, its agencies and instrumentalities (including zero coupon securities); (ii) commercial paper rated not less than A-1 by Standard & Poor’s, F1 by Fitch or P-1 by Moody’s or which has been assigned an equivalent rating by another nationally recognized statistical rating organization; (iii) other short-term debt securities issued or guaranteed by corporations having outstanding debt rated not less than BBB- by Standard & Poor’s or Fitch or Baa3 by Moody’s or which have been assigned an equivalent rating by another nationally recognized statistical rating organization; (iv) certificates of deposit of domestic commercial banks subject to regulation by the U.S. government or any of its agencies or instrumentalities, with assets of $500 million or more based on the most recent published reports; and (v) repurchase agreements with domestic banks or securities dealers involving any of the securities which the Fund is permitted to hold.
Trust Preferred Securities
     The Income Funds may invest in trust preferred securities as a non-principal investment strategy. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary’s parent corporation. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than

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dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. See “Taxation.” Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.
U.S. Government Securities
     The Income Funds, other than High Income Bond Fund, invest in U.S. government securities as a principal investment strategy. High Income Bond Fund and the Tax Free Income Funds may invest in such securities as a non-principal investment strategy. The U.S. government securities in which the Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds invest principally are:
•	direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

•	notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

•	notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding;

•	notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities; and

•	obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.
     U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.
     The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association (“GNMA”) mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See “— Mortgage-Backed Securities” above for a description of these securities and the Funds that may invest in them.
Variable, Floating, and Fixed Rate Debt Obligations
     The debt obligations in which the Funds invest as either a principal or non-principal investment strategy may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing

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market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. In order to most effectively use these securities, the Advisor must correctly assess probable movements in interest rates. If the Advisor incorrectly forecasts such movements, a Fund could be adversely affected by use of variable and floating rate securities.
     Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.
When-Issued and Delayed Delivery Transactions
     Each Fund may purchase securities on a when-issued or delayed delivery basis as a non-principal investment strategy. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.
     The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund’s total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller’s failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.
     When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund’s purchase commitments. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Advisor to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, a Fund’s commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.
Zero Coupon and Step Coupon Securities
     Core Bond Fund, Intermediate Term Bond Fund, and the Tax Free Income Funds may invest in zero coupon and step coupon securities as a principal investment strategy. Each other Bond Fund may do so as a non-principal investment strategy. Zero coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero coupon and step coupon securities are issued

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at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.
Special Factors Affecting Single State Tax Free Funds
     As described in their Prospectuses, except during temporary defensive periods, each of California Tax Free Fund, Colorado Tax Free Fund, Minnesota Intermediate Municipal Bond Fund, Minnesota Municipal Bond Fund, Missouri Tax Free Fund, Nebraska Municipal Bond Fund, Ohio Tax Free Fund and Oregon Intermediate Municipal Bond Fund will invest primarily in municipal obligations issued by the state indicated by the particular Fund’s name, and by the local and special-purpose political subdivisions of that state. Each such Fund, therefore, is more susceptible to political, economic or regulatory factors adversely affecting issuers of the applicable state’s municipal obligations. The following highlights only some of the more significant financial trends for each such state, and is based on information drawn from reports prepared by state budget officials, official statements and prospectuses relating to securities offerings of or on behalf of the respective state, its agencies, instrumentalities and political subdivisions, and other publicly available documents, as available on the date of this SAI. For each state, obligations of the local governments may be affected by budgetary pressures affecting the state and economic conditions in the state. The Funds have not independently verified any of the information contained in such statements and documents, but are not aware of any facts which would render such information inaccurate.
     California
     Historically, California’s economy has been more volatile than the nation as a whole. The State’s economy is relatively diverse with key drivers being international trade, technology production, tourism, finance, defense, and construction. After experiencing a deep recession due to the deterioration in the housing market, California is showing signs of recovery as hiring in trade, manufacturing and technology services have pushed payrolls higher. Improving U.S. consumer confidence and increasing technology demand should support the state’s recovery. State-wide employment has declined from a peak of 15,265,500 in June 2007 to 13,821,200 in March 2010, a decline of 9.45%. Unemployment for the state was 13.0% in March 2010, versus the national average of 9.7% for the same period. The improvement to the state’s housing market seen last year will likely weaken in 2010 with the expiration of the federal homebuyer tax credit in April 2010. Additionally, the State of California’s continual budget imbalance could be a major risk to its recovery if extraordinary cash management measures need to be implemented. The State of California has incurred a negative unreserved, undesignated fund balance for the last three fiscal years. At the end of FY 2009, the General Fund’s unreserved, undesignated fund balance registered at a negative 21.8% of General Fund revenues, deteriorating further from prior FY 2008’s negative 6.4%. The state’s Controller was forced to issue IOUs in order to provide for its non-priority payments beginning July 2, 2009. The IOUs continued to be issued until a budget accord was reached in late July. The enacted $119.2 billion FY 2010 budget was 17.5% less than the prior year. The FY 2010 budget included no broad based tax increases, program reductions and other “solutions” to close an approximate $26.5 billion deficit. Other solutions included borrowing from local governments and accounting deferrals. On May 14, 2010, Governor Schwarzenegger released his revised $122.6 billion FY 2011 budget which estimates the deficit to be $17.9 billion — down from the January projection of $18.9 billion due in part to special session and federal fund solutions. The proposal does not include new taxes but eliminates CalWORKS (the state’s welfare program), reduces social spending and establishes a $1.2 billion reserve. The governor also relies on federal funds, accounting maneuvers and fund transfers. Two areas are spared from cuts: State Parks and Higher Education. The California’s Legislative Analysts Office released a report advising lawmakers to reject Gov. Schwarzenegger’s plan to eliminate the state’s welfare program and suggests lawmakers instead cut other programs and raise taxes modestly to close California’s budget deficit. California is tied with Illinois for having the lowest credit rating of any state in the country. According to Moody’s Investors Service, California has more debt outstanding than any other state, although the State ranks 10th on a per capita basis as of 2009. In addition to its outstanding debt, California also has approximately $47.5 billion of general obligation bonds

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authorized but unissued as of February 1, 2010. California’s political landscape has often led to governmental difficulties, including in the adoption of the state budget. As opposed to the simple majority required by most states, California requires a 67% majority of the legislature to adopt a state budget or implement state tax increases. California’s voter initiative process has resulted in several initiatives that have restricted the taxing ability of the State and its political subdivisions, including Proposition 13. Other mandates have required the State and its political subdivisions to incur certain expenses, further restricting their financial flexibility. In addition, unanticipated initiatives that could impact the financial health of the State or its political subdivisions may be adopted in the future. Declining property values resulting from the bursting of the housing bubble may pressure units of local government, as these entities often rely on property taxes for a significant amount of their revenues. The State and its political subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits for government employees.
     Colorado
     Colorado’s economy continues to show signs of gradual recovery as the private sector added jobs in June and July 2010, the first employment growth since April 2008. Beginning evidence of a rebound in the energy sector, an important component to the State’s economy, also provides a basis for expansion. However, growth expectations are tempered as the State continues to confront issues in the banking and real estate sectors. The State’s unemployment rate was 8.2% as of August 2010, as compared to the national unemployment rate of 9.6%. The Taxpayer Bill of Rights (TABOR), passed in 1992, is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, in a given year. Any excess revenue must be refunded to taxpayers. In November 2005, the electorate approved Referendum C, which suspended the State Constitution’s spending limit through 2010. Otherwise, the State would have been forced to make deep expenditure cuts, as the spending limit would have been set using revenues collected at the recessionary low point of FY 2003. The constitutional spending limit was reinstated for FY 2010-11 with the new limit set at the “Referendum C cap,” a less restrictive limit than under TABOR that will effectively eliminate the previous “ratchet down” effect. The Referendum C cap grows from the prior year’s cap instead of the prior year’s spending by a formula based on inflation plus population growth. In FY 2010-11, the Referendum C cap will equal $10.7 billion and revenue subject to TABOR will be $1.4 billion below the cap. Colorado will vote on three meaningful proposals on the November 2010 ballot which, if enacted, would impose significant constraints on governmental entities within the State. Amendment 60 would require school districts to reduce property taxes by half while requiring the State to backfill the difference. Amendment 61 proposes to prohibit the State from incurring debt and would implement additional restrictions on local borrowers from incurring debt. Proposition 101 proposes to reduce the State’s income tax while eliminating or reducing vehicle and telecommunication taxes and fees. Colorado, like many states, continues to experience fiscal pressures resulting from significant reductions in the amount of revenues collected. Per the most recent update in September 2010, Colorado’s FY 2010-11 General Fund budget is currently out of balance with the shortfall estimated at between $50 million and $250 million. The shortfall is attributable to both lower than expected tax revenues and an increase in Medicaid case loads that have exceeded projections. The Governor must submit a budget balancing plan by the end of October 2010. Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.
     Minnesota
     The Minnesota economy has begun a modest recovery from the recession and, in terms of jobs, is expected to return to prerecession levels of employment by the end of 2011. Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Historically, the structure of the State’s economy generally has paralleled the structure of the U.S. economy as a whole. The State’s unemployment rate has consistently been less than the national unemployment rate for a number of years, except in 2007 when it was equal to the U.S. average. For August 2010, Minnesota’s unemployment rate (not seasonally adjusted) was 6.9%, compared to a national rate of 9.5%. Since 1980, Minnesota per capita income generally has remained above the national average. In 2009, Minnesota per capita personal income was 106.2% of its U.S. counterpart. The State

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relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Capital gains tax realizations have become an increasingly important, but volatile, share of Minnesota’s income tax base. The Minnesota Management and Budget February 2010 Forecast had projected a $994 million General Fund budgetary deficit for June 30, 2011 (without reduction by the $350 million cash flow account) with no budget reserve, based on $31.1 billion of projected expenditures. The 2010 Minnesota legislature enacted a number of measures to address the forecasted shortfall, including ratification of most of the Commissioner’s unallotments, substantial transfers from other State funds, large deferrals of aid to school districts and of certain sales and corporate franchise tax refunds to the next biennium, reductions of aid to local government and higher education, reduction of the State’s Cash Flow Account from $350 million to $266 million, and other spending reductions. The Minnesota Management and Budget end-of-session estimates projected that the State’s unrestricted General Fund balance at June 30, 2011 would be $6 million, after reducing the General Fund balance by the $266 million Cash Flow Account (there is no budget reserve), based on $30.7 billion of expenditures for the biennium. In its July 2010 Economic Update, however, Minnesota Management and Budget announced that revenues through June 30, 2010 were estimated to be $99 million less than previously estimated and that it was likely that revenues after that date also would be less than projected, further negatively impacting the financial projections for the current biennium. While wage and price inflation is included in revenue projections and estimates, state law prohibits including a general inflation adjustment for projected expenditures. The State has established a $600 million line of credit to finance its cash flow needs in the current biennium, if necessary. The Minnesota Council of Economic Advisors has, for some time, urged the State to maintain a budget reserve substantially equal to 5% of biennial spending. The February 2010 budget planning estimates for the next biennium ending June 30, 2013, as adjusted for the 2010 legislation, would project a $5.8 billion budgetary shortfall, but the Minnesota Management and Budget July 2010 Economic Update states that the budget gap is likely to be materially greater than that. Most of the spending reductions in the 2010 legislation were made on a one-time basis, not permanently. Furthermore, consistent with applicable law, spending estimates did not take into account general inflation, which would have added another $1.2 billion of expenditures to the shortfall. Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.
     Missouri
     Missouri’s economy is recovering as hiring strengthens consumer confidence and income levels. Manufacturing remains weak whereas the leisure and hospitality and retail services have added jobs. Job losses in finance and poor demand for autos continue. Several auto manufacturing plants have closed in Missouri, decreasing the ability of the state to benefit from future demand. Missouri’s economy has faired slightly better than the nation as a whole recently. Unemployment in Missouri was 9.3% as of June 2010, as compared to the national average of 9.5% during the same period. Missouri’s debt levels are below average which reflects the State’s constitutional debt limitations. Demographic trends are below average, with slow population growth and migration weak, which could negatively affect the State’s economy in the long run. The FY 2011 enacted budget totals $23.3 billion in overall spending, a 1% decrease from FY 2010 after eliminating the American Reinvestment and Recovery Act (ARRA) funds. The budget was balanced through increased tax receipts, the use of ARRA funds, and expenditure cuts across the board, but spared K-12 education cuts. Additionally, the state kept intact its constitutionally mandated Rainy Day Fund at 7.5% of the previous year’s net general revenue collections. State budgetary pressure may dampen economic growth if higher sales and income taxes and the elimination of tax credits are realized as the long term fiscal solution. Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post employment benefits.
     Nebraska
     As in the past, economic conditions will be relatively strong in Nebraska. Nebraska continues to have a favorable industry mix, with strength in agriculture and insurance. Nebraska consumers also face fewer problems

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from unemployment and falling home prices. The Bureau of Business Research of the University of Nebraska-Lincoln and the Nebraska Business Forecast Council expects that the sharp job losses of 2009 will be followed by moderate employment and income growth in 2010. Trend employment and income growth are forecast for 2011 and 2012. Farm incomes, which were at record levels in 2008, fell sharply during 2009. But, Nebraska farm income remained above its 10-year average in 2009, and is forecast to rise in 2010, 2011, and 2012. The State’s budget was balanced at the end of its 2010 legislative session with a projected ending balance that is only $400,000 above the minimum reserve. According to the Nebraska Legislative Fiscal Office (NLFO), the adjusted revenue growth currently forecast for FY 2009 through FY 2011 is the lowest consecutive three years in the 28 years which growth has been calculated and is a cumulative negative 1.7%. Spending growth, excluding deficits, is negative 4.5% in FY 2009-10 and 2.4% in FY 2010-11 for a two year average of negative 1.1%. While there have been cuts in the 2009 Regular Session, 2009 Special Session, and 2010 Session, a large portion of this reduction can be attributed to the use of American Recovery and Reinvestment Act (ARRA) funds. The FY 2010-11 General Fund budget is $250.6 million lower due to using ARRA funds to offset General Funds. In addition to the ARRA funds, there were substantial amounts of other one-time funds used to balance the FY 2010-11 budget. While the FY 2010-11 biennial budget is balanced at the present time, the prospects for the FY 2011-12 biennial budget are at best pessimistic, with a projected balance that is $679 million below the minimum reserve. This large budget shortfall, even with the high revenue growth utilized for planning purposes, is illustrative of the structural imbalance created with the low revenue growth over the three year period and the high amount of one-time items used to balance the current biennial budget. The one bright spot going into the FY 2011-12 biennium, according to the NLFO, is the $321 million Cash Reserve Fund balance that is projected to be carried forward from the FY 2010-11 biennium into the next. Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.
     Ohio
     Ohio’s recession was earlier and deeper than the nation’s in part due to weakness in its manufacturing base. Manufacturing accounts for 12.4% of employment in the State as compared to the national average of 9.1% as of 2009. State unemployment rates remain high, most recently at 10.3% in July 2010 above the national average of 9.5%. Demographic trends remain weak and socioeconomic indicators are below average. The State’s 2010-2011 biennial budget totals $50.4 billion—$24.6 billion for FY 2010, down 8% from 2009, and $25.8 billion for FY 2011, up 5.1% over 2010. I n order to achieve a balanced budget, the State has relied on non-recurring revenues, such as debt restructuring and federal stimulus funding, in its 2009, 2010 and 2011 budgets. Additionally, the State used all of its Budget Stabilization Fund to address the 2009 budget deficit. The State faces an estimated $8 billion shortfall for the 2012-2014 biennial budget and has formed a bipartisan commission to determine how the revenue gap will be met. Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post employment benefits.
     Oregon
     Just as with the U.S. economy, Oregon is showing signs of a slowdown or “pause” in economic activity mid-way through 2010. Economic measures from the State of Oregon Office of Economic Analysis (OEA) and other sources all point to moderation. Oregon housing sales have slowed and total permits through May 2010 were lower. The June 2010 employment report, after adjusting for the loss of temporary federal census workers, showed a loss of jobs. The State’s June unemployment rate remained around 10.5%, where it had been for the previous eight months. The OEA forecasts a decline in total employment in the third quarter of 2010 and a mild increase of 0.2% in the fourth quarter of 2010. The second quarter of 2011 will see improving job growth approaching 2.0%. According to the OEA, the Oregon economy does not enter a stronger job growth period until the fourth quarter of 2011. The State of Oregon General Fund revenues for FY 2009-11 are expected to be $12.3 billion, according to the OEA’s September 2010 forecast. This represents a decrease of $377.5 million from the OEA’s June 2010 forecast

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and is attributed to a prolonged plunge in personal income taxes. After incorporating a Rainy Day Fund transfer triggered by the June forecast, total available resources amount to $12.5 billion for FY 2009-11. The June 2010 forecast for FY 2011-13 reflected total available revenues of $14.8 billion in the General Fund and $0.9 billion in the Lottery Funds, for a total of $15.7 billion of resources. Projected expenditures at current service levels consist of $17.2 billion General Fund and $0.96 billion Lottery Funds, for a total of $18.2 billion of expenditures. With the inclusion of a 1% ending balance, the projected gap between resources and expenditures for the 2011-13 biennium was projected at $2.67 billion. In the OEA’s September 2010 forecast, lower expectations for the economic recovery led to a decrease in the 2011-13 General Fund forecast of $622.6 million relative to the June forecast, further increasing the projected gap between resources and expenditures for the 2011-13 biennium. Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.
Investment Restrictions
     In addition to the investment objectives and policies set forth in the Prospectuses and under the caption “Additional Information Concerning Fund Investments” above, each Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 8 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.
     None of the Funds will:
1.	Concentrate its investments in a particular industry, except that any Fund with one or more industry concentrations implied by its name shall, in normal market conditions, concentrate in securities of issues within that industry or industries. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

2.	Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

3.	With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. Government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. Government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This investment restriction does not apply to the Tax Free Income Funds (other than Tax Free Fund, Short Tax Free Fund and Intermediate Tax Free Fund).

4.	Invest in companies for the purpose of control or management.

5.	Purchase physical commodities or contracts relating to physical commodities. With respect to Inflation Protected Securities Fund, this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, and other commodity-related derivative instruments.

36

6.	Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

7.	Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

8.	Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.
     For purposes of applying the limitation set forth in number 1 above, according to the current interpretation by the SEC, a Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry. The Funds will use industry classifications provided by Bloomberg, Barclays, or other similar sources to determine its compliance with this limitation.
     For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.
     For purposes of applying the limitation set forth in number 8 above, there are no limitations with respect to unsecured loans made by a Fund to an unaffiliated party. However, when the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.
     Because each of the Tax Free Income Funds refers to tax-free investments in its name, each has a fundamental investment policy that it will normally invest at least 80% of its assets in investments that pay interest exempt from federal and, for state-specific funds, applicable state income tax, including the federal alternative minimum tax and, for the state-specific Funds (except for Missouri Tax Free Fund, Nebraska Municipal Bond Fund, Ohio Tax Free Fund, and Oregon Intermediate Municipal Bond Fund), the applicable state alternative minimum tax.
     The following restrictions are non-fundamental and may be changed by FAIF’s Board of Directors without a shareholder vote:
     None of the Funds will:
1.	Invest more than 15% of its net assets in all forms of illiquid investments.

2.	Borrow money in an amount exceeding 10% of the borrowing Fund’s total assets except that High Income Bond Fund may borrow up to one-third of its total assets and pledge up to 15% of its total assets to secure such borrowings. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will make additional investments while its borrowings exceed 5% of total assets.

3.	Make short sales of securities.

37

4.	Lend portfolio securities representing in excess of one-third of the value of its total assets.

5.	Pledge any assets, except in connection with any permitted borrowing and then in amounts not in excess of one-third of the Fund’s total assets, provided that for the purposes of this restriction, margin deposits, security interests, liens and collateral arrangements with respect to options, futures contracts, options on futures contracts, and other permitted investments and techniques are not deemed to be a pledge of assets for purposes of this limitation.

6.	Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.
     With respect to the non-fundamental restriction set forth in number 1 above, each Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of a Fund’s net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.
     The Board of Directors has adopted guidelines and procedures under which the Funds’ investment advisor is to determine whether the following types of securities which may be held by certain Funds are “liquid” and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the “private placement” exemption from registration under Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floating and inverse interest-only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.
     For determining compliance with its investment restriction relating to industry concentration, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as “Money Store 94-D A2” would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies — Automobile. Similarly, an asset-backed security known as “Midlantic Automobile Grantor Trust 1992-1 B” would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks — Automobile. Thus, an issuer or sponsor may be included in more than one “industry” classification, as may a particular type of collateral.
Fund Names
     With respect to any Fund, with the exception of the Tax Free Income Funds, that has adopted an investment strategy pursuant to Rule 35d-1 of the 1940 Act, whereby at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) must be invested in a strategy suggested by the Fund’s name, a policy has been adopted by the Funds to provide shareholders with at least 60 days notice in the event of a planned change to the investment strategy. Such notice to shareholders will meet the requirements of Rule 35d-1(c).
Portfolio Turnover
     The portfolio turnover rate for Inflation Protected Securities Fund was significantly higher during the fiscal year ended June 30, 2010 than during the fiscal year ended June 30, 2009. The portfolio turnover rate for Inflation Protected Securities Fund increased from 24% to 72% primarily due to an increase in trading opportunities relative to the extraordinary market dislocation of fourth quarter 2008 when trading opportunities were more limited.

38

Disclosure of Portfolio Holdings
     The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Funds’ portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds’ publicly accessible website, www.nuveen.com. Currently, the Funds generally make available complete portfolio holdings information on the Funds’ website following the end of each month with an approximately one-month lag. Additionally, the Funds publish on the website a list of its top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Funds file with the SEC their Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.
     Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds’ website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including their investment advisor and/or sub-advisor(s), independent registered public accounting firm, custodian, financial printer (R.R. Donnelley Financial and Financial Graphic Services), proxy voting service(s) (including RMG, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Funds’ independent directors (Chapman and Cutler LLP). Also, the Funds’ investment advisor may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the investment advisor to perform portfolio attribution analysis using Vestek’s systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Funds’ investment advisor and/or sub-advisor may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.
     Non-public portfolio holdings information may be provided to other persons if approved by the Funds’ Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.
     Compliance officers of the Funds and their investment advisor and sub-advisor periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds’ policy. Reports are made to the Funds’ Board of Directors on an annual basis.
     There is no assurance that the Funds’ policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.
     The following parties currently receive Undisclosed Holdings Information on an ongoing basis pursuant to the various arrangements described above:
Altrinsic Global Advisors, Inc.
Ashland Partners

39

Bank of America Securities, LLC
Barclays Capital, Inc.
Barra
Bloomberg
BNP Paribas Prime Brokerage, Inc.
BNP Paribas Securities Corp.
R.R. Donnelley & Sons Company
Broadridge Systems
Calyon Securities (USA), Inc.
Cantor Fitzgerald & Co.
Capital Bridge
Citigroup Global Markets, Inc.
Credit Suisse Securities (USA), LLC
Deutsche Bank Securities, Inc.
Dresdner Kleinwort Securities, LLC
Ernst & Young LLP
FactSet Research Systems
First Clearing, LLC
FT Interactive Data
Goldman Sachs & Co.
Hansberger Global Investors, LLC
HSBC Securities (USA), Inc.
ING Financial Markets, LLC
Jefferies & Company, Inc.
J.P. Morgan Clearing Corp.
J.P. Morgan Securities, Inc.
Lazard Asset Management, Inc.
Lipper Inc.
Markit
Merrill Corporation
Merrill Lynch Government Securities
Merrill Lynch, Pierce, Fenner & Smith
Moody’s
Morgan Stanley & Co., Inc.
Morningstar, Inc.
MS Securities Services, Inc.
Newedge USA, LLC
Pricing Direct
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
RBS Securities, Inc.
RiskMetrics Group
Scotia Capital (USA), Inc.
SG Ameritas Securities, LLC
SNL Financial
Societe Generale
Standard & Poor’s/JJ Kenny
State Street Bank & Trust Co.
TD Ameritrade Clearing, Inc.
ThomsonReuters LLC
UBS Securities, LLC
U.S. Bancorp Fund Services, LLC
U.S. Bank, N.A.
Vickers

40

Wells Fargo Securities, LLC

41

Directors and Executive Officers
     In connection with the Transaction, a new Board of Directors was elected by shareholders. One director, Ms. Stringer, was a director of FAIF prior to the Transaction. The new directors and executive officers of the Funds are listed below, together with their business addresses and their principal occupations during the past five years. The Board of Directors is generally responsible for the overall operation and management of FAIF. The Board of Directors consists of ten directors, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent directors”).

			Principal	Number of
Name,		Term of Office	Occupation(s)	Portfolios in Fund	Other
Business Address	Position(s)	and Length of Time	During Past Five	Complex Overseen by	Directorships Held
and Birthdate	Held with Fund	Served	Years	Director	by Director
Independent Directors:

Robert P. Bremner* 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Director	Term—Indefinite** Length of Service—Since 2010	Private Investor and Management Consultant; Treasurer and Director Humanities Council of Washington, D.C.	246	N/A

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Director	Term—Indefinite** Length of Service—Since 2010	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	246	See Principal Occupation description

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Director	Term—Indefinite** Length of Service— Since 2010	Dean (since 2006), Tippie College of Business, University of Iowa; Director (since 2005), Beta Gamma Sigma International Honor Society; Director (since 2004) of Xerox Corporation; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and	246	See Principal Occupation description

42

			Principal	Number of
Name,		Term of Office	Occupation(s)	Portfolios in Fund	Other
Business Address	Position(s)	and Length of Time	During Past Five	Complex Overseen by	Directorships Held
and Birthdate	Held with Fund	Served	Years	Director	by Director
			Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).

David J. Kundert* 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Director	Term—Indefinite** Length of Service—Since 2010	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and member of Investment Committee, Greater Milwaukee Foundation.	246	See Principal Occupation description

William J. Schneider* 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Director	Term—Indefinite** Length of Service—Since 2010	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	246	See Principal Occupation description

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Director	Term—Indefinite** Length of Service—Since 2010	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	246	See Principal Occupation description

43

			Principal	Number of
Name,		Term of Office	Occupation(s)	Portfolios in Fund	Other
Business Address	Position(s)	and Length of Time	During Past Five	Complex Overseen by	Directorships Held
and Birthdate	Held with Fund	Served	Years	Director	by Director
Carole E. Stone* 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Director	Term—Indefinite** Length of Service—Since 2010	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	246	See Principal Occupation description

Virginia L. Stringer 333 West Wacker Drive Chicago, IL (8/16/1944)	Director	Term- Indefinite** Length of Service- Since 1987	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pilsbury Company; previously, Independent Director, First American Fund Complex from 1987 to 2010 and Chair from 1997 to 2010	246	See Principal Occupation Description

Terence J. Toth* 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Director	Term—Indefinite** Length of Service—Since 2010	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member:	246	N/A
			Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member:
			Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global

44

			Principal	Number of
Name,		Term of Office	Occupation(s)	Portfolios in Fund	Other
Business Address	Position(s)	and Length of Time	During Past Five	Complex Overseen by	Directorships Held
and Birthdate	Held with Fund	Served	Years	Director	by Director
Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
Interested Director:

John P. Amboian*** 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Director	Term—Indefinite** Length of Service—Since 2010	Chief Executive Officer and Chairman (since 2007), Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management and Nuveen Investments Advisors, Inc.;	246	See Principal Occupation description

*	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management LLC, an affiliate of the Advisor.

**	Each director serves an indefinite term until his or her successor is elected.

***	Mr. Amboian is an “interested person” of the Funds, as defined in the 1940 Act, by reason of his positions with Nuveen Investments and certain of its subsidiaries.

45

Executive Officers

			Principal	Number of
Name, Business	Position(s)	Term of Office	Occupation(s)	Portfolios in Fund
Address and	Held with	and Length of Time	During Past Five	Complex Overseen by
Birthdate	Funds	Served	Years	Officer
Officers of the Funds:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	President	Term—Until August 2011 Length of Service—Since Inception	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002) and Assistant Secretary and Associate General Counsel of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); and of Winslow Capital Management, inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset	246

46

			Principal	Number of
Name, Business	Position(s)	Term of Office	Occupation(s)	Portfolios in Fund
Address and	Held with	and Length of Time	During Past Five	Complex Overseen by
Birthdate	Funds	Served	Years	Officer
			Management, LLC; Chartered Financial Analyst.

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term—Until August 2011 Length of Service—Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	246

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term—Until August 2011 Length of Service—Since 1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management.	246

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until August 2011 Length of Service—Since 1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	246

47

			Principal	Number of
Name, Business	Position(s)	Term of Office	Occupation(s)	Portfolios in Fund
Address and	Held with	and Length of Time	During Past Five	Complex Overseen by
Birthdate	Funds	Served	Years	Officer
Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term—Until August 2011 Length of Service—Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management, Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., and Nuveen Investments Holdings, Inc.; Vice President and Treasurer of NWQ Investment Management Company LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	246

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Vice President and Chief Compliance Officer	Term—Until August 2011 Length of Service—Since 2003	Senior Vice President (since 2008), formerly, Vice President, formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003), formerly, Vice President (2006-2008) of Nuveen Asset Management; previously, Assistant Vice	246

48

			Principal	Number of
Name, Business	Position(s)	Term of Office	Occupation(s)	Portfolios in Fund
Address and	Held with	and Length of Time	During Past Five	Complex Overseen by
Birthdate	Funds	Served	Years	Officer
			President and Assistant Secretary of the Nuveen Funds (2003-2006).

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term—Until August 2011 Length of Service—Since 2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management.	246

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Secretary	Term—Until August 2011 Length of Service—Since 1988	Senior Vice President (since 2010), formerly, Vice President, Assistant Secretary and Assistant General Counsel (since 1989) of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	246

49

				Number of
	Position(s)	Term of Office		Portfolios in Fund
Name, Business	Held with	and Length of Time	Principal Occupation(s)	Complex Overseen by
Address and Birthdate	Funds	Served	During Past Five Years	Officer
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until August 2011 Length of Service—Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008), Vice President and Assistant Secretary (since 2007) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	246

Kathleen L. Prudhomme 800 Nicollet Mall, Minneapolis, Minnesota 55402 (1953)	Vice President and Assistant Secretary	Term—Until August 2011 Length of Service—Since 2011	Formerly, Deputy General Counsel, FAF Advisors, Inc. (1998-2010)	246

Jeffrey M. Wilson 333 West Wacker Drive Chicago, IL 60606 (1956)	Vice President	Term—Until August 2011 Length of Service—Since 2011	Formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010)	116
Board Leadership Structure and Risk Oversight
     In connection with the Transaction, the committees of the Funds and the members of the Board of Directors were changed. Each of the Committees were newly formed and constituted in connection with the Transaction. The Board of Directors oversees the operations and management of the Funds, including the duties performed for the

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Funds by the Advisor. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the Nuveen Fund complex. In adopting a unitary board structure, the directors seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the directors consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent directors. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.
     The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment advisor and other service providers.
     In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent director. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the directors have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the directors are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the directors and the shareholders.
     Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit directors to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of directors among the different committees allows the directors to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. The Executive Committee, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors. Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian serve as the current members of the Executive Committee of the Board of Directors.
     The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the internal

51

valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.
     To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the internal audit group at Nuveen Investments. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the directors, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an independent director of the Nuveen Funds.
     The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Nuveen Funds’ business.
     In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of directors; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are be able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to director compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview any and all candidates and to make the final selection of any new directors. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisors and service providers) and, if qualifying as an independent director candidate, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent directors at the time of consideration of the nominees.

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All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent directors of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth.
     The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth.
     The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.
     In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board of Directors. The members of the Compliance Committee are William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair and Virginia L. Stringer.
     Prior to the Transaction, the Funds had an Audit Committee, a Pricing Committee and a Governance Committee. The following table presents the number of times each Committee met during the last fiscal year ended June 30, 2010.

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Number of Committee Meetings Held During FAIF’s
Committee	Fiscal Year Ended June 30, 2010
Audit Committee	5

Pricing Committee	4

Governance Committee	3
Board Diversification and Director Qualifications
     In determining that a particular Board Member was qualified to serve as a Board Member, the Board has considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member (including the Boards of the Funds), or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
John P. Amboian
     Mr. Amboian, an interested director of the Nuveen Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments and is a Board Member or Director of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.
Robert P. Bremner
     Mr. Bremner, the Nuveen Funds’ Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently

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serves on the Board and as Treasurer of the Humanities Council of Washington D.C. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.
Jack B. Evans
     President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Gazette Companies, is President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.
William C. Hunter
     Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.
David J. Kundert
     Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.
William J. Schneider
     Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University

55

of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.
Judith M. Stockdale
     Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.
Carole E. Stone
     Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.
Virginia L. Stringer
     Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer also serves as board chair of the Oak Leaf Trust, is the immediate past board char of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.
Terence J. Toth
     Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust

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(1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and University of Illinois Leadership Council, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.
Independent Chairman
     The directors have elected Robert P. Bremner as the independent Chairman of the Board of Directors. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Directors and of the shareholders; (b) seeing that all orders and resolutions of the directors are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the directors and the shareholders.
Fund Shares Owned by the Directors
     The information in the table below discloses the dollar ranges of (i) each Director’s beneficial ownership in each Fund, and (ii) each Director’s aggregate beneficial ownership in all funds within the Nuveen Funds complex, including in each case the value of fund shares elected by Directors in the directors’ deferred compensation plan, based on the value of fund shares as of June 30, 2010.

Directors
	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Stringer	Toth	Amboian

Aggregate Holdings — Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Core Bond Fund	—	—	—	—	—	—	—	—	—	—
High Income Bond Fund	—	—	—	—	—	—	—	—	—	—
Inflation Protected Securities Fund	—	—	—	—	—	—	—	—	—	—
Intermediate Government Bond Fund	—	—	—	—	—	—	—	—	—	—
Intermediate Term Bond Fund	—	—	—	—	—	—	—	—	—	—
Short Term Bond Fund	—	—	—	—	—	—	—	—	—	—
Total Return Bond Fund	—	—	—	—	—	—	—	—	—	—
Short Tax Free Fund	—	—	—	—	—	—	—	—	—	—
Intermediate Tax Free Fund	—	—	—	—	—	—	—	—	—	—
Tax Free Fund	—	—	—	—	—	—	—	—	—	—

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Directors
	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Stringer	Toth	Amboian

California Tax Free Fund	—	—	—	—	—	—	—	—	—	—
Colorado Tax Free Fund	—	—	—	—	—	—	—	—	—	—
Minnesota Municipal Bond Fund	—	—	—	—	—	—	—	—	—	—
Minnesota Municipal Bond Fund	—	—	—	—	—	—	—	—	—	—
Missouri Tax Free Fund	—	—	—	—	—	—	—	—	—	—
Nebraska Municipal Bond Fund	—	—	—	—	—	—	—	—	—	—
Ohio Tax Free Fund	—	—	—	—	—	—	—	—	—	—
Oregon Municipal Bond Fund	—	—	—	—	—	—	—	—	—	—
     As of October 15, 2010, none of the Independent Directors or their immediate family members owned, beneficially, or of record, any securities in (i) an investment advisor or principal underwriter of the Funds or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.
Director Compensation
     The following table shows, for each independent director, (1) the aggregate compensation paid by the Funds for the calendar year ended December 31, 2009, (2) the amount of total compensation paid by the Funds that has been deferred, and (3) the total compensation paid to each director by the Nuveen Funds during the fiscal year ended June 30, 2010.

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	Aggregate	Amount of Total	Total Compensation
	Compensation From	Compensation that	From Nuveen Funds
Name of Director	Funds	Has been Deferred	Paid to Director
Robert P. Bremner			$250,207
Jack B. Evans			220,308
William C. Hunter			174,765
David J. Kundert			200,116
William J. Schneider			207,055
Judith M. Stockdale			199,738
Carole E. Stone			180,750
Virginia L. Stringer	$197,721		288,500
Terence J. Toth			209,278
     Independent directors receive a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of Directors; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,500 per meeting for attendance in person or by telephone at an Audit Committee meeting; (d) a fee of $2,500 per meeting for attendance in person or by telephone at a regularly scheduled Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairman of the Board of Directors receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $10,000 and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent directors also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net asset, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.
     The Funds do not have a retirement or pension plan. The Funds have a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent director to elect to defer receipt of all or a portion of his or her compensation as an independent director. The deferred compensation of a participating director is credited to a book reserve account of the Funds when the compensation would otherwise have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a director’s deferral account, the independent director may elect to receive distributions in a lump sum or over a period of five years. The Funds will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.
     The Funds have no employees. The officers of the Funds and the director of the Funds who is not an independent director serve without any compensation from the Funds.

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Sales Loads
     Directors of the Funds and certain other Fund affiliates may purchase the Funds’ Class A shares at net asset value without a sales charge. See the applicable Fund’s Prospectus for details. Shares are offered at net asset value to directors and certain other Fund affiliates due to the reduced sales efforts and expense associated with purchases by such persons.
Codes of Ethics
     The Funds, the Advisor, Nuveen Asset Management, LLC, the Distributor and other related entities have adopted a code of ethics which essentially prohibits all Nuveen Fund management personnel, including the Funds’ portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund’s anticipated or actual portfolio transactions, and are designed to assure that the interests of the shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions. Each of these codes of ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. These codes of ethics are on public file with, and are available from, the SEC.
Proxy Voting Policies
     The Advisor has been delegated the authority by the board of directors of FAIF to vote proxies with respect to the investments held in the Funds. The Advisor has delegated the responsibility of voting proxies to Nuveen Asset Management, LLC (the “Sub-Advisor” or “Nuveen Asset Management”). The Sub-Advisor is responsible for developing and enforcing proxy voting policies with regard to the Fund. The Advisor will review these policies annually. The policies and procedures that the Advisor and the Sub-Advisor use to determine how to vote proxies relating to their portfolio securities are set forth in Appendix B. Each year the Funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through www.nuveen.com and/or the SEC’s website at www.sec.gov.
Investment Advisory and Other Services for the Funds
Investment Advisor and Sub-Advisor
Investment Advisor
     In connection with the Transaction and pursuant to a shareholder vote, the investment advisor of the fund is now Nuveen Fund Advisors, Inc. The Advisor, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the manager of each Fund, with responsibility for the overall management of each Fund.
     The Advisor is an affiliate of the Distributor, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of the Funds’ shares. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Distributor and the Advisor are subsidiaries of Nuveen Investments.
     On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. Nuveen Fund Advisors has adopted policies and procedures that address arrangements with Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

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     Each Fund is dependent upon services and resources provided by its investment advisor, Nuveen Fund Advisors, and therefore the investment advisor’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.
     For the management services and facilities furnished by the Advisor, each of the Funds has agreed to pay an annual management fee at rates set forth in the Prospectus under “Investment Advisor.” In addition, for certain funds the Advisor has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current fee waivers and expense reimbursements for the Funds.
     Each Fund’s management fee is divided into two components—a complex-level fee based on the aggregate amount of all qualifying Fund assets managed by Nuveen Fund Advisors and its affiliates, and a specific fund-level fee based only on the amount of assets within each individual Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within each individual Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors and its affiliates. Under no circumstances will this pricing structure result in a Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.
     Each Fund has agreed to pay an annual fund-level management fee, payable monthly, based upon the average daily net assets of each Fund as set forth in the Prospectus.
     The annual complex-level management fee for the Funds, payable monthly, which is additive to the fund-level fee, is based on the aggregate amount of total qualifying assets managed for all Nuveen Funds as stated in the table below. As of September 30, 2010, the complex-level fee rate was 0.1822%.
     The complex-level fee schedule is as follows:

Complex-Level Asset
Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

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*	The complex-level fee component of the management fee for the Funds is calculated based upon the aggregate daily managed assets of all Nuveen Funds, with such daily managed assets defined separately for each Fund in its management agreement, but excluding assets attributable to investments in other Nuveen Funds. Managed assets include closed-end fund assets managed by the Advisor that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Advisor as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances.
     As noted, FAF served as the Fund’s investment advisor prior to the consummation of the Transaction. The following table sets forth total advisory fees paid to FAF before waivers and after waivers for each Fund for the fiscal years ended June 30, 2008, June 30, 2009, and June 30, 2010:

	Fiscal Year Ended			Fiscal Year Ended			Fiscal Year Ended
	June 30, 2008			June 30, 2009			June 30, 2010
	Advisory Fee	Advisory Fee		Advisory Fee	Advisory Fee		Advisory Fee	Advisory Fee
Fund	Before Waivers	After Waivers		Before Waivers	After Waivers		Before Waivers	After Waivers

Core Bond Fund	$8,264,262	$7,301,988		$6,463,551	$5,616,273		$6,694,377	$5,809,586
High Income Bond Fund	1,772,113	1,252,833		1,244,080	775,767		2,306,651	1,697,465
Inflation Protected Securities Fund	1,307,444	711,566		1,084,576	535,400		775,436	298,720
Intermediate Government Bond Fund	286,383	15,863		589,976	217,570		676,134	213,210
Intermediate Term Bond Fund	3,959,470	3,517,146		3,542,694	3,087,761		3,885,198	3,385,673
Short Term Bond Fund	1,727,361	1,004,154		1,616,835	911,949		2,769,260	1,700,712
Total Return Bond Fund	6,050,535	4,855,983		4,601,085	3,641,944		4,076,512	3,182,398
California Tax Free Fund	199,996	—	[1]	336,498	—	[1]	499,392	67,001
Colorado Tax Free Fund	114,795	—	[1]	216,673	—	[1]	323,427	—	[1]
Intermediate Tax Free Fund	3,089,673	2,674,331		3,287,390	2,796,361		3,696,299	3,191,383
Minnesota Intermediate Municipal Bond Fund	957,861	729,409		958,119	674,755		1,079,506	809,181
Minnesota Municipal Bond Fund	866,712	609,708		751,891	414,527		822,049	558,533
Missouri Tax Free Fund	797,616	552,095		738,462	488,324		753,346	495,429
Nebraska Municipal Bond Fund	192,020	—	[1]	187,138	—	[1]	208,457	—	[1]
Ohio Tax Free Fund	227,153	—	[1]	232,937	—	[1]	277,163	—	[1]
Oregon Intermediate Municipal Bond Fund	609,599	404,259		632,057	412,836		754,899	524,224
Short Tax Free Fund	761,835	370,044		796,650	381,836		1,323,796	746,101
Tax Free Fund	2,682,998	2,264,794		2,100,465	1,650,646		2,324,711	1,923,131

[1]	Advisory and certain other fees for the period were waived by FAF to comply with total operating expense limitations that were agreed upon by the Fund and FAF.

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Sub-Advisor
     The Advisor has selected its affiliate, Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-advisor to manage the investment portfolios of each of the Funds. The Advisor is responsible for implementing procedures to ensure that Nuveen Asset Management complies with the respective Fund’s investment objective, policies and restrictions. The Advisor will pay Nuveen Asset Management a fee for each Fund equal to the percentage shown below of the remainder of (a) the investment management fee payable by each Fund to the Advisor based on average daily net assets, less (b) any management fees, expenses, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of each fun. The fee shall accrue daily and shall be payable monthly.

Percentage of Fee to be
paid by the Advisor to
Fund	Nuveen Asset Management
Core Bond Fund	38.4615%
High Income Bond Fund	50.0000%
Inflation Protected Securities Bond Fund	38.4615%
Intermediate Government Bond Fund	38.4615%
Intermediate Term Bond Fund	38.4615%
Short Term Bond Fund	40.0000%
Total Return Bond Fund	46.1538%
California Tax Free Fund	38.4615%
Colorado Tax Free Fund	38.4615%
Intermediate Tax Free Fund	41.6667%
Minnesota Intermediate Municipal Bond Fund	45.4545%
Minnesota Municipal Bond Fund	45.4545%
Missouri Tax Free Fund	38.4615%
Nuveen Nebraska Municipal Bond Fund	45.4545%
Ohio Tax Free Fund	38.4615%
Oregon Intermediate Municipal Bond Fund	45.4545%
Short Tax Free Fund	44.4444%
Tax Free Fund	41.6667%
Additional Payments to Financial Intermediaries
     In addition to the sales charge payments and the distribution, service and transfer agency fees described in the Prospectus and elsewhere in this SAI, the Advisor and/or the Distributor may make additional payments out of its own assets to selected intermediaries that sell shares of the Nuveen Mutual Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other intermediaries; hereinafter, individually, “Intermediary,” and collectively, “Intermediaries”) under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.
     The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Nuveen Mutual Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Advisor and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary’s organization.

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     These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectuses and described above because they are not paid by the Funds.
     The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.
     Marketing Support Payments and Program Servicing Payments
     The Advisor and/or the Distributor may make payments for marketing support and/or program servicing to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Nuveen Mutual Funds or that make Nuveen Mutual Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.
     Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary’s personnel about the Nuveen Mutual Funds in connection with shareholder financial planning needs, placement on the Intermediary’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling Nuveen representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary.
     The Advisor and/or the Distributor compensate Intermediaries differently depending upon, among other factors, the number or value of Fund shares that the Intermediary sells or may sell, the value of the assets invested in the Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.
     Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.
     Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset-based.
     Marketing Support and Program Servicing Payment Guidelines. In the case of any one Intermediary, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. In connection with the sale of a business by U.S. Bank N.A. (which was the parent company of a firm a portion of whose business has since been acquired by the Advisor) to Great-West Life & Annuity Insurance Company (“Great-West”), the Adviser has a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis.
     Other Payments

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     From time to time, the Advisor and/or the Distributor, at their expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to marketing support and program servicing payments described above. For example, the Advisor and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; and (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan.
     When not provided for in a marketing support or program servicing agreement, the Advisor and/or the Distributor may pay Intermediaries for enabling the Advisor and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary -sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Advisor and/or the Distributor make payments for such events as they deem appropriate, subject to their internal guidelines and applicable law. Wholesale representatives of the Distributor may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.
     The Advisor and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various Nuveen Mutual Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in Nuveen Mutual Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Advisor and/or the Distributor.
     Certain third parties, affiliates of the Advisor and employees of the Advisor or its affiliates may receive cash compensation from the Advisor and/or the Distributor in connection with establishing new client relationships with the Nuveen Mutual Funds. Total compensation of employees of the Advisor and/or the Distributor with marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the Nuveen Mutual Funds.
     Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Advisor and/or the Distributor and the services it provides for those payments.
     Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.
Intermediaries Receiving Additional Payments
     The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of January 1, 2011:
ADP Broker-Dealer, Inc.
American Enterprise Investment Services, Inc.
American United Life Insurance Company
Ameriprise Financial Services, Inc.
Ascensus (formerly BISYS Retirement Services, Inc.)
Banc of America Investment Services, Inc.

65

Benefit Plans Administrative Services, Inc.
Benefit Trust Company
Charles Schwab & Co., Inc.
Citigroup Global Markets Inc. / Morgan Stanley Smith Barney LLC
Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network
Country Trust Bank
CPI Qualified Plan Consultants, Inc.
Digital Retirement Solutions, Inc.
Dyatech, LLC
ExpertPlan, Inc.
Fidelity Brokerage Services LLC / National Financial Services LLC
Fidelity Investments Institutional Operations Company, Inc.
Genesis Employee Benefits, Inc. DBA America’s VEBA Solution
GWFS Equities, Inc.
Hartford Life Insurance Company
Hartford Securities Distribution Company, Inc.
Hewitt Associates LLC
ICMA Retirement Corporation
ING Institutional Plan Services, LLC / ING Investment Advisors, LLC (formerly CitiStreet LLC /
CitiStreet Advisors LLC)
ING Life Insurance and Annuity Company / ING Institutional Plan Services LLC
J.P. Morgan Retirement Plan Services, LLC
Janney Montgomery Scott LLC
Leggette Actuaries, Inc.
Lincoln Retirement Services Company LLC / AMG Service Corp.
Linsco/Private Ledger Corp.
Marshall & Ilsley Trust Company, N.A.
Massachusetts Mutual Life Insurance Company
Mercer HR Outsourcing LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
MetLife Securities, Inc.
Mid Atlantic Capital Corporation
Morgan Stanley & Co., Incorporated / Morgan Stanley Smith Barney LLC
MSCS Financial Services, LLC
Nationwide Financial Services, Inc.
Newport Retirement Services, Inc.
NYLife Distributors LLC
Pershing LLC
Princeton Retirement Group / GPC Securities, Inc.
Principal Life Insurance Company
Prudential Insurance Company of America (The)
Prudential Investment Management Services, LLC / Prudential Investments LLC
Raymond James & Associates / Raymond James Financial Services, Inc.
RBC Dain Rauscher, Inc.
Reliance Trust Company
Retirement Plan Company, LLC (The)
Robert W. Baird & Co., Inc.
Stifel, Nicolaus & Co., Inc.
T. Rowe Price Investment Services, Inc. / T. Rowe Price Retirement Plan Services, Inc.
TD Ameritrade, Inc.
TD Ameritrade Trust Company (formerly Fiserv Trust Company / International Clearing Trust Company)
TIAA-CREF Individual & Institutional Services, LLC
U.S. Bancorp Investments, Inc.
U.S. Bank, N.A.

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UBS Financial Services, Inc.
Unified Trust Company, N.A.
VALIC Retirement Services Company (formerly AIG Retirement Services Company)
Vanguard Group, Inc.
Wachovia Bank, N.A.
Wachovia Securities, LLC
Wells Fargo Advisors, LLC
Wells Fargo Bank, N.A.
Wilmington Trust Company
Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust Company)
     Any additions, modifications or deletions to the list of Intermediaries identified above that have occurred since December 30, 2010 are not reflected in the list.
Administrator
     Prior to the Transaction, FAF served as Administrator pursuant to an Administration Agreement between the FAF and FAIF, dated July 1, 2006 and U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, WI 53202, served as sub-administrator pursuant to a Sub-Administration Agreement between the FAF and USBFS dated July 1, 2005. USBFS is a subsidiary of U.S. Bancorp. The following table sets forth total administrative fees, after waivers, paid by each of the Funds listed below to FAF and USBFS for the fiscal years ended June 30, 2008, June 30, 2009, and June 30, 2010:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2008	June 30, 2009	June 30, 2010
Core Bond Fund	$3,643,554	$2,812,035	$2,952,494
High Income Bond Fund	556,303	387,076	727,938
Inflation Protected Securities Fund	577,013	471,355	341,896
Intermediate Government Bond Fund	125,072	257,307	298,949
Intermediate Term Bond Fund	1,745,816	1,541,474	1,714,118
Short Term Bond Fund	764,278	704,284	1,223,974
Total Return Bond Fund	2,255,056	1,667,195	1,499,005
California Tax Free Fund	87,446	147,684	220,343
Colorado Tax Free Fund	49,768	95,299	142,669
Intermediate Tax Free Fund	1,364,196	1,431,161	1,631,259
Minnesota Intermediate Municipal Bond Fund	422,395	416,950	476,475
Minnesota Municipal Bond Fund	381,768	327,147	362,783
Missouri Tax Free Fund	351,363	321,346	332,435
Nebraska Municipal Bond Fund	83,714	81,464	91,975
Ohio Tax Free Fund	99,562	101,395	122,354
Oregon Intermediate Municipal Bond Fund	268,069	275,166	333,216
Short Tax Free Fund	336,382	346,853	584,982

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	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2008	June 30, 2009	June 30, 2010
Tax Free Fund	1,181,356	913,639	1,026,078
Transfer Agent
     USBFS (“Transfer Agent”) serves as the Funds’ transfer agent pursuant to a Transfer Agency and Shareholder Servicing Agreement (the “Transfer Agent Agreement”) between Transfer Agent and FAIF dated July 1, 2006. As transfer agent, Transfer Agent maintains records of shareholder accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and capital gain distribution disbursing agent, and performs other related transfer agent functions. The Funds pay transfer agent fees on a per shareholder account basis, at annual rates paid monthly, subject to a minimum annual fee per share class. These fees will be charged to each Fund based on the number of accounts within that Fund. The Funds will continue to reimburse Transfer Agent for out-of-pocket expenses incurred in providing transfer agent services.
     The following table sets forth transfer agent fees paid by the Funds to Transfer Agent for the fiscal years ended June 30, 2008, June 30, 2009, and June 30, 2010:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2008	June 30, 2009	June 30, 2010
Core Bond Fund	$219,760	$197,738	$185,603
High Income Bond Fund	109,184	117,660	115,466
Inflation Protected Securities Fund	90,007	90,000	90,000
Intermediate Government Bond Fund	54,000	54,000	78,000
Intermediate Term Bond Fund	54,000	54,000	54,000
Short Term Bond Fund	102,261	91,017	105,310
Total Return Bond Fund	107,999	108,000	105,250
California Tax Free Fund	72,000	72,000	72,000
Colorado Tax Free Fund	72,000	72,000	72,000
Intermediate Tax Free Fund	54,000	54,000	66,000
Minnesota Intermediate Municipal Bond Fund	54,000	54,000	66,000
Minnesota Municipal Bond Fund	72,000	72,000	72,000
Missouri Tax Free Fund	72,000	72,000	72,000
Nebraska Municipal Bond Fund	72,000	72,000	72,000
Ohio Tax Free Fund	72,000	72,000	72,000
Oregon Intermediate Municipal Bond Fund	54,000	54,000	54,000
Short Tax Free Fund	54,000	54,000	54,000
Tax Free Fund	72,000	72,000	72,000

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Distributor
     In connection with the Transaction Nuveen Investments, LLC (the “Distributor”) has been selected to serve as Distributor. The Distributor is located at 333 West Wacker Drive, Chicago, Illinois 60606, and will serve as the distributor for the Funds’ shares pursuant to a Distribution Agreement dated January 1, 2011 (the “Distribution Agreement”).
     Prior to the Transaction, Quasar Distributors, LLC (“Quasar”) 615 East Michigan Street, Milwaukee, WI 53202, served as the distributor for the Funds’ shares pursuant to a Distribution Agreement dated July 1, 2007 (the “Quasar Distribution Agreement”). Quasar is a wholly owned subsidiary of U.S. Bancorp. Fund shares and other securities distributed by Quasar are not deposits or obligations of, or endorsed or guaranteed by, any bank, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.
     The following tables set forth the amount of underwriting commissions paid by certain Funds and the amount of such commissions retained by Quasar, during the fiscal years ended June 30, 2008, June 30, 2009, and June 30, 2010:

	Total Underwriting Commissions
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2008	June 30, 2009	June 30, 2010
Core Bond Fund	$46,620	$54,274	$116,603
High Income Bond Fund	22,250	44,402	99,419
Inflation Protected Securities Fund	4,596	67,072	143,358
Intermediate Government Bond Fund	17,068	36,305	3,289
Intermediate Term Bond Fund	4,605	15,555	43,453
Short Term Bond Fund	5,947	149,811	421,176
Total Return Bond Fund	39,564	43,020	219,463
California Tax Free Fund	64,530	104,957	82,897
Colorado Tax Free Fund	6,916	15,957	37,235
Intermediate Tax Free Fund	5,437	92,784	148,003
Minnesota Intermediate Municipal Bond Fund	27,853	43,914	176,348
Minnesota Municipal Bond Fund	357,965	297,705	341,089
Missouri Tax Free Fund	18,993	50,118	105,556
Nebraska Municipal Bond Fund	15,672	39,786	65,379
Ohio Tax Free Fund	3,508	14,193	34,160
Oregon Intermediate Municipal Bond Fund	6,097	63,744	229,670
Short Tax Free Fund	39	8,796	36,203
Tax Free Fund	55,389	114,546	182,245

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	Underwriting Commissions Retained by Quasar
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2008	June 30, 2009	June 30, 2010

Core Bond Fund	$4,547	$4,100	$8.801
High Income Bond Fund	1,584	2,482	4,976
Inflation Protected Securities Fund	335	4,584	6,648
Intermediate Government Bond Fund	4,313	4,734	512
Intermediate Term Bond Fund	918	2,060	3,908
Short Term Bond Fund	917	15,688	50,607
Total Return Bond Fund	3,384	2,541	11,729
California Tax Free Fund	5,050	5,547	4,754
Colorado Tax Free Fund	501	3,667	2,059
Intermediate Tax Free Fund	1,049	4,161	11,970
Minnesota Intermediate Municipal Bond Fund	4,946	6,269	16,609
Minnesota Municipal Bond Fund	40,301	11,198	20,468
Missouri Tax Free Fund	1,401	2,881	7,691
Nebraska Municipal Bond Fund	1,042	2,389	3,202
Ohio Tax Free Fund	254	771	2,020
Oregon Intermediate Municipal Bond Fund	777	2,046	17,344
Short Tax Free Fund	6	431	1,914
Tax Free Fund	4,262	6,127	11,126
     Quasar received the following compensation from the Funds during the Funds’ most recent fiscal year ended June 30, 2010:

	Net Underwriting	Compensation on
	Discounts and	Redemptions and	Brokerage
Fund	Commissions	Repurchases	Commissions	Other Compensation[1]

Core Bond Fund	$8.801	$5,562	—	—
High Income Bond Fund	4,976	1,925	—	—
Inflation Protected Securities Fund	6,648	2,127	—	—
Intermediate Government Bond Fund	512	11	—	—
Intermediate Term Bond Fund	3,908	—	—	—
Short Term Bond Fund	50,607	5,334	—	—
Total Return Bond Fund	11,729	3,527	—	—
California Tax Free Fund	4,754	1,284	—	—

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	Net Underwriting	Compensation on
	Discounts and	Redemptions and	Brokerage
Fund	Commissions	Repurchases	Commissions	Other Compensation[1]

Colorado Tax Free Fund	2,059	41	—	—
Intermediate Tax Free Fund	11,970	14,197	—	—
Minnesota Intermediate Municipal Bond Fund	16,609	3,689	—	—
Minnesota Municipal Bond Fund	20,468	8,924	—	—
Missouri Tax Free Fund	7,691	359	—	—
Nebraska Municipal Bond Fund	3,202	280	—	—
Ohio Tax Free Fund	2,020	116	—	—
Oregon Intermediate Municipal Bond Fund	17,344	7,793	—	—
Short Tax Free Fund	1,914	—	—	—
Tax Free Fund	11,126	3,678	—	—

[1]	Fees paid by the Funds under FAIF’s Rule 12b-1 Distribution and Service Plan are provided below. Quasar was also compensated from fees earned by USBFS under a separate arrangement as part of the Sub-Administration Agreement between FAF and USBFS.
Distribution and Service Plan
     FAIF has adopted a Distribution and Service Plan with respect to the Class A, Class B, Class C and Class R shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes the Funds to pay the Distributor distribution and/or shareholder servicing fees on the Funds’ Class A, Class B, Class C and Class R shares as described below. The distribution fees under the Plan are used for primary purpose of compensating Participating Intermediaries for their sales of the Funds. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts.
     The Class A shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.20% for the Tax-Free Income Funds, and 0.25% for the Income Funds of the average daily net assets of the Class A shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to Participating Intermediaries through whom shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A shares of each Fund for that month.
     The Class B shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B shares beginning one year after purchase. The Class B shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B shares. The distribution fee is intended to compensate the Distributor for advancing a commission to Participating Intermediaries purchasing Class B shares.

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     The Class C shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C shares. This fee is calculated and paid each month based on average daily net assets of the Class C shares. The Class C shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C shares for the Income Funds and 0.40% of the average daily net assets of the Class C shares for the Tax Free Income Funds. The Distributor may use the distribution fee to provide compensation to Participating Intermediaries through which shareholders hold their shares beginning one year after purchase.
     The Class R shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class R shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class R shares. The Class R shares also pay to the Distributor a distribution fee at the annual rate of 0.25% of the average daily net assets of Class R shares. The fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to Participating Intermediaries in connection with sales of Class R shares and to pay for advertising and other promotional expenses in connection with the distribution of Class R shares. This fee is calculated and paid each month based on average daily net assets of the Class R shares.
     The Distributor receives no compensation for distribution of the Class Y shares.
     The Plan is a “compensation-type” plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. It is therefore possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan recognizes that the Distributor and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B, Class C and Class R shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Advisor at any time. With the exception of the Distributor and its affiliates, including the Advisor, U.S. Bank, and USBI, no “interested person” of FAIF, as that term is defined in the 1940 Act, and no Director of FAIF has a direct or indirect financial interest in the operation of the Plan or any related agreement.
     Under the Plan, the Funds’ Treasurer reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Board of Directors for their review on a quarterly basis. The Plan provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those Board members of FAIF who are not “interested persons” of FAIF (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to such plan.
     For the fiscal year ended June 30, 2010, the Funds paid the following 12b-1 fees to Quasar with respect to the Class A shares, Class B shares, Class C shares and Class R shares of the Funds. The table also describes the activities for which such payments were used. As noted above, no 12b-1 fees are paid with respect to Class Y shares.

			Compensation Paid
	Total 12b-1 Fees	Amount Retained by	to Participating
Fund	Paid to Quasar	Quasar[1]	Intermediaries	Other[2]

Core Bond Fund
Class A	$227,248	$14,738	$212,510	—
Class B	49,331	705	11,627	$212,510
Class C	37,738	8,364	29,374	—
Class R	2,131	543	1,587	—

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			Compensation Paid
	Total 12b-1 Fees	Amount Retained by	to Participating
Fund	Paid to Quasar	Quasar[1]	Intermediaries	Other[2]

High Income Bond Fund
Class A	80,867	2,412	78,455	—
Class B	19,691	352	4,570	14,768
Class C	60,834	14,349	46,485	—
Class R	1,577	3	1,574	—

Inflation Protected Securities Fund
Class A	16,864	71	16,793	—
Class C	40,235	33,269	6,966	—
Class R	6,580	6	6,573	—

Intermediate Government Bond Fund
Class A	19,985	1,825	18,160	—
Class C	7,906	1,297	6,609	—
Class R	1,395	—	1,395	—

Intermediate Term Bond Fund
Class A	39,937	2,591	37,346	—

Short Term Bond Fund
Class A	121,292	8,566	112,726	—
Class C	11,266	10,675	591	—

Total Return Bond Fund
Class A	32,594	708	31,886	—
Class B	16,314	241	3,837	12,236
Class C	43,723	20,900	22,824	—
Class R	2,266	279	1,987	—

California Tax Free Fund
Class A	25,047	504	24,543	—
Class C	26,093	12,042	14,051	—

Colorado Tax Free Fund
Class A	27,982	854	27,128	—
Class C	20,115	4,237	15,878	—

Intermediate Tax Free Fund
Class A	23,273	3,101	20,172	—
Class C	3,041	3,041	—	—

Minnesota Intermediate Municipal Bond Fund
Class A	14,246	2,700	11,546	—
Class C	8,191	8,191	—	—

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			Compensation Paid
	Total 12b-1 Fees	Amount Retained by	to Participating
Fund	Paid to Quasar	Quasar[1]	Intermediaries	Other[2]

Minnesota Municipal Bond Fund
Class A	136,854	1,580	135,274	—
Class C	158,126	43,540	114,585	—

Missouri Tax Free Fund
Class A	34,247	1,466	32,781	—
Class C	7,420	4,131	3,288	—

Nebraska Municipal Bond Fund
Class A	15,592	138	15,454	—
Class C	22,509	8,545	13,964	—

Ohio Tax Free Fund
Class A	3,700	—	3,700	—
Class C	4,538	2,992	1,546	—

Oregon Intermediate Municipal Bond Fund
Class A	32,174	778	31,396	—

Short Tax Free Fund
Class A	9,572	—	9,572	—

Tax Free Fund
Class A	20,767	1,450	19,317	—
Class C	29,543	7,352	22,191	—

1	The amounts retained Quasar were used to pay for various distribution and shareholder servicing expenses, including advertising, marketing, wholesaler support, and printing prospectuses.

2	Quasar entered into an arrangement whereby sales commissions payable to Participating Intermediaries with respect to sales of Class B shares of the Funds are financed by an unaffiliated party. Under this financing arrangement, Quasar could assign certain amounts, including 12b-1 fees that it was entitled to receive pursuant to the Plan, to the third-party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to Participating Intermediaries was made by the unaffiliated third-party lender from the amounts assigned.
     Funds that close to new investors may continue to make payments under the Plan. Such payments would be made for the various services provided to existing shareholders by the Participating Intermediaries receiving such payments.
Custodian and Independent Registered Public Accounting Firm
     Custodian
     U.S. Bank, 60 Livingston Avenue, St. Paul, MN 55101, acts as the custodian for each Fund (the “Custodian”). U.S. Bank is a subsidiary of U.S. Bancorp. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments

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representing the investments of the Funds and all cash are held by the Custodian. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIF’s officers or resolutions of the Board of Directors.
     As compensation for its services as custodian to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.005% of each such Fund’s average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not “interested persons” of FAIF, as that term is defined in the 1940 Act.
     Independent Registered Public Accounting Firm
     Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the Funds’ independent registered public accounting firm, providing audit services, including audits of the annual financial statements.
Portfolio Managers
Other Accounts Managed
     The following table sets forth the number and total assets of the mutual funds and accounts managed by the Funds’ portfolio managers as of June 30, 2010.

				Amount Subject to
				Performance-Based
Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Fee

Peter L. Agrimson[1]	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	0	0	0

Brenda A. Briceno[1]	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	4	$106.7 million	0

Daniel J. Close	Registered Investment Company	20	$3.51 billion	0
	Other Pooled Investment Vehicles	3	$73 million	0
	Other Accounts	2	$0.53 million	0

Christopher L. Drahn	Registered Investment Company	3	$250.0 million	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	3	$83.2 million	0

Jeffrey J. Ebert	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	13	$654.3 million	1 — $105.5 million

John T. Fruit	Registered Investment Company	1	$77.5 million	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	0	0	0

Michael S. Hamilton	Registered Investment Company	1	$500.1 million	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	2	$197.0 million	0

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				Amount Subject to
				Performance-Based
Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Fee

Gregory A. Hanson	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	4	$853.0 million	0

Chad W. Kemper[1]	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	48	$917.0 million	0

Wan-Chong Kung	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	14	$658.0 million

Chris J. Neuharth	Registered Investment Company	5	$646.4 million	0
	Other Pooled Investment Vehicles	1	$915.6 million	0
	Other Accounts	9	$925.0 million	1 — $ 105.5 million

Marie A. Newcome	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	1	$915.6 million	0
	Other Accounts	29	$390.0 million	0

Jason J. O’Brien	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	15	$239.0 million	0

Timothy A. Palmer	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	1	$76.6 million	0
	Other Accounts	11	$531.0 million	0

Scott R. Romans	Registered Investment Company	28	$5.44 billion	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	3	.38 million	0

Jeffrey T. Schmitz	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	0	0	0

Michael L. Welle	Registered Investment Company	0	0	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	5	$625.0 million	0

Douglas J. White	Registered Investment Company	3	$250.0 million	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	5	$153.5 million	0

[1]	Information is as of October 15, 2010.
     Nuveen Asset Management Similar Accounts
     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others those discussed below.
     The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests

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for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
     If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
     With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
     Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
     Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Portfolio Manager Compensation
     Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.
     Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.
     The Funds’ portfolio managers are paid an annual cash incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.
     For managers of each Fund, other than the Index Funds, the portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio’s benchmark and performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and (ii) median performance versus the peer group, and the maximum annual cash incentive is attained at (i) a spread over the benchmark which the Advisor believes will, over time, deliver top quartile performance and (ii) top quartile performance versus the Lipper industry peer group. For managers of the Index Funds, the portion of the maximum potential annual cash incentive that is paid out is based upon the portfolio’s tracking error relative to its benchmark (with lower tracking error resulting in a higher cash incentive payment).

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     Investment performance is measured on a pre-tax basis, gross of fees for a Fund’s results and for its Lipper industry peer group.
     Payments pursuant to a long term incentive plan are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Advisor.
     There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table above.
Ownership of Fund Shares
     The following table indicates as of June 30, 2010 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each Fund they manage. For purposes of this table, the following letters indicate the range listed next to each letter:
A — $0
B — $1 — $10,000
C — $10,001 — $50,000
D — $50,001 — $100,000
E — $100,001 — $500,000
F — $500,001 — $1,000,000
G — More than $1 million

Ownership in Fund
Portfolio Manager	Fund	Ownership in Fund	Complex
Peter L. Agrimson[1]	Short Term Bond Fund	A	A

Brenda A. Briceno[1]	Short Term Bond Fund	A	C

Daniel J. Close	Ohio Tax Free Fund	A	A

Christopher L. Drahn	California Tax Free Fund	A	F
	Colorado Tax Free Fund	A
	Intermediate Tax Free Fund	A
	Minnesota Intermediate Municipal Bond Fund	A
	Minnesota Municipal Bond Fund	A
	Missouri Tax Free Fund	A
	Nebraska Municipal Bond Fund	A
	Ohio Tax Free Fund	A
	Oregon Intermediate Municipal Bond Fund	A
	Short Tax Free Fund	A
	Tax Free Fund	A

Jeffrey J. Ebert	Core Bond Fund	A	D
	Intermediate Term Bond Fund	A
	Total Return Bond Fund	A

John T. Fruit	High Income Bond Fund	E	E

Michael S. Hamilton	California Tax Free Fund	A	D
	Ohio Tax Free Fund	A
	Oregon Intermediate Municipal Bond Fund	A

Gregory A. Hanson	High Income Bond Fund	A	E

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Ownership in Fund
Portfolio Manager	Fund	Ownership in Fund	Complex
Chad W. Kemper[1]	Inflation Protected Securities Fund	A	D

Wan-Chong Kung	Core Bond Fund	A	E
	Inflation Protected Securities Fund	A
	Intermediate Government Bond Fund	A
	Intermediate Term Bond Fund	A

Chris J. Neuharth	Core Bond Fund	B	E
	Intermediate Government Bond Fund	A
	Short Term Bond Fund	A

Marie A. Newcome	Total Return Bond Fund	A	C

Jason J. O’Brien	Intermediate Government Bond Fund	A	E

Timothy A. Palmer	Core Bond Fund	A	B
	Total Return Bond Fund	A

Scott R. Romans	California Tax Free Fund	A	A

Jeffrey T. Schmitz	High Income Bond Fund	A	C

Michael L. Welle	Colorado Tax Free Fund	A	B
	Nebraska Municipal Bond Fund	A
	Short Tax Free Fund	A

Douglas J. White	Intermediate Tax Free Fund	A	E
	Minnesota Intermediate Municipal Bond Fund	A
	Minnesota Municipal Bond Fund	A
	Missouri Tax Free Fund	A
	Tax Free Fund	A

[1]	Information is as of October 15, 2010.
Portfolio Transactions and Allocation of Brokerage
     Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by Nuveen Asset Management .
     In selecting a broker-dealer to execute securities transactions, Nuveen Asset Management considers a variety of factors, including the execution capability, financial responsibility and responsiveness of the broker-dealer in seeking best price and execution. Subject to the satisfaction of its obligation to seek best execution, other factors Nuveen Asset Management may consider include a broker-dealer’s access to initial public offerings and the nature and quality of any brokerage and research products and services the broker-dealer provides. However, Nuveen Asset Management may cause the Funds to pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as “paying up”). However, Nuveen Asset Management may cause the Funds to pay up in recognition of the value of brokerage and research products and services provided to Nuveen Asset Management by the broker-dealer. The broker-dealer may directly provide such products or services to the Advisor or purchase them form a third party and provide them to the Advisor. In such cases, the Funds are in effect paying for the brokerage and research products and services in so-called “soft-dollars”. However, Nuveen Asset Management will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer

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would have charged only if Nuveen Asset Management determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research products and services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the managing its accounts.
     The types of research products and services Nuveen Asset Management receives include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, interest rate forecasts, and other services that assist in the investment decision making process. Research products and services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to Nuveen Asset Management by, or through, broker-dealers.
     The research products and services Nuveen Asset Management receives from broker-dealers are supplemental to, and do not necessarily reduce, the Advisor’s own normal research activities. As a practical matter, however, it would be impossible for Nuveen Asset Management to generate all of the information presently provided by broker-dealers. The expenses of Nuveen Asset Management would be materially increased if they attempted to generate such additional information through their own staffs. To the extent that Nuveen Asset Management could use cash to purchase many of the brokerage and research products and services received for allocating securities transactions to broker-dealers, Nuveen Asset Management are relieved of expenses that they might otherwise bear when such services are provided by broker-dealers.
     As a general matter, the brokerage and research products and services Nuveen Asset Management receive from broker-dealers are used to service all of their respective accounts. However, any particular brokerage and research product or service may not be used to service each and every client account, and may not benefit the particular accounts that generated the brokerage commissions. For example, equity commissions may pay for brokerage and research products and services utilized in managing fixed income accounts.
     In some cases, Nuveen Asset Management may receive brokerage or research products or services that are used for both brokerage or research purposes and other purposes, such as accounting, record keeping, administration or marketing. In such cases, Nuveen Asset Management will make a good faith effort to decide the relative proportion of the cost of such products or services used for non-brokerage or research purposes and will pay for such portion from its own funds. In such circumstance, Nuveen Asset Management has a conflict of interest in making such decisions.
     Many of the Funds’ portfolio transactions involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds typically deal with market makers unless it appears that better price and execution are available elsewhere.
     Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.
     The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with Nuveen Asset Management or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as

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determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.
     When two or more clients of Nuveen Asset Management are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by Nuveen Asset Management to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.
     The following table sets forth the aggregate brokerage commissions paid by certain of the Funds during the fiscal years ended June 30, 2008, June 30, 2009, and June 30, 2010:

Aggregate Brokerage Commissions Paid by the Funds
		Fiscal Year	Fiscal Year
	Fiscal Year Ended	Ended	Ended
Fund	June 30, 2008	June 30, 2009	June 30, 2010
Core Bond Fund	$—	$1,125	$1,287
High Income Bond Fund	38,569	70,461	75,634
Inflation Protected Securities Fund	2,888	321	990
Intermediate Government Bond Fund	—	—	—
Intermediate Term Bond Fund	—	543	530
Short Term Bond Fund	—	—	—
Total Return Bond Fund	26,392	24,888	95,704
California Tax Free Fund	—	—	—
Colorado Tax Free Fund	—	—	—
Intermediate Tax Free Fund	—	—	—
Minnesota Intermediate Municipal Bond Fund	—	—	—
Minnesota Municipal Bond Fund	—	—	—
Missouri Tax Free Fund	—	—	—
Nebraska Municipal Bond Fund	—	—	—
Ohio Tax Free Fund	—	—	—
Oregon Intermediate Municipal Bond Fund	—	—	—
Short Tax Free Fund	—	—	—
Tax Free Fund	—	—	—

—	No commissions paid.

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     At June 30, 2010, certain Funds held the securities of their “regular brokers or dealers” as follows:

	Regular Broker or Dealer	Amount of Securities Held
Fund	Issuing Securities	by Fund (000)	Type of Securities
Core Bond	Bank of America	$28,114	Corporate Obligations
	Barclays	3,646	Corporate Obligations
	Citigroup	24,781	Corporate Obligations
	Credit Suisse First Boston	3,646	Corporate Obligations
	Goldman Sachs	5,436	Corporate Obligations
	JPMorgan Chase	40,146	Corporate Obligations
	Morgan Stanley	29,544	Corporate Obligations
	UBS Warburg	17,728	Corporate Obligations
High Income Bond	Bank of America	$3,373	Equity Securities
	Citigroup	2,191	Equity Securities
	Goldman Sachs	879	Equity Securities
	Morgan Stanley	1,128	Equity Securities
Inflation Protected Securities	Bank of America	$207	Equity Securities
	Citigroup	1,344	Corporate Obligations
	Goldman Sachs	1,278	Corporate Obligations
	Goldman Sachs	180	Equity Securities
	JPMorgan Chase	1,045	Corporate Obligations
Intermediate Government Bond	Bank of America	$1,405	Corporate Obligations
	Citigroup	1,018	Corporate Obligations
	Goldman Sachs	2,984	Corporate Obligations
	JPMorgan Chase	1,027	Corporate Obligations
	Morgan Stanley	2,203	Corporate Obligations
Intermediate Term Bond	Bank of America	$25,088	Corporate Obligations
	Barclays	3,611	Corporate Obligations
	Citigroup	26,483	Corporate Obligations
	Deutsche Bank	3,311	Corporate Obligations
	Goldman Sachs	8,427	Corporate Obligations
	JPMorgan Chase	14,214	Corporate Obligations
	Morgan Stanley	6,412	Corporate Obligations
	UBS Warburg	1,003	Corporate Obligations
Short Term Bond	Bank of America	$17,506	Corporate Obligations
	Citigroup	18,523	Corporate Obligations
	Credit Suisse First Boston	2,599	Corporate Obligations
	Deutsche Bank	2,066	Corporate Obligations
	Goldman Sachs	8,074	Corporate Obligations
	JPMorgan Chase	19,507	Corporate Obligations
	Morgan Stanley	11,105	Corporate Obligations
	UBS Warburg	995	Corporate Obligations

82

	Regular Broker or Dealer	Amount of Securities Held
Fund	Issuing Securities	by Fund (000)	Type of Securities
Total Return Bond	Bank of America	$10,956	Corporate Obligations
	Citigroup	24,490	Corporate Obligations
	Goldman Sachs	12,982	Corporate Obligations
	Goldman Sachs	718	Equity Securities
	JPMorgan Chase	28,622	Corporate Obligations
	Morgan Stanley	17,526	Corporate Obligations
	UBS Warburg	10,514	Corporate Obligations
Capital Stock
     Each share of each Fund’s $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.
     Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF funds vote together as one series. The shares do not have cumulative voting rights. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan.
     The Bylaws of FAIF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.
     As of September 30, 2010, the directors and officers of FAIF as a group owned less than 1% of each Fund’s outstanding shares and the Funds were aware that the following persons owned of record 5% or more of the outstanding shares of each class of stock of the Funds:

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R	Class Y
California Tax Free Fund

U.S. BANCORP INVESTMENTS INC	6.67%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.	5.47%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

MERRILL LYNCH PIERCE FENNER & SMITH			16.60%
ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484

83

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R	Class Y
U.S. BANCORP INVESTMENTS INC.			8.77%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.			6.20%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.			5.86%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

BAND & CO					86.69%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

WASHINGTON & CO					9.73%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

Colorado Tax Free Fund

MERRILL LYNCH PIERCE FENNER & SMITH			16.68%
ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484

UBS FINANCIAL SERVICES INC. FBO			8.80%
M B E LIMITED PARTNERSHIP C/O DON DITMARS A PARTNERSHIP PO BOX 126 CASTLE ROCK CO 80104-0126

BAND & CO					71.95%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

WASHINGTON & CO					11.81%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

84

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R	Class Y
NFS LLC FEBO					6.34%
ALLIANCE BANK NA ALLIANCE BANK TRUST DEPARTMENT 160 MAIN ST ONEIDA NY 13421-1629

Core Bond Fund

ORCHARD TRUST CO LLC TRUSTEE/C	7.20%
FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002

MG TRUST COMPANY TRUSTEE				35.07%
MICHIGAN EDUCATIONAL PERSONNEL SERV 700 17th STREET SUITE 300 DENVER CO 80202-3531

FRONTIER TRUST CO FBO				17.94%
SHERRY MEYERHOFF HANSON & CRANCE LL PO BOX 10758 FARGO ND 58106-0758

MG TRUST				13.22%
SHUMATE TRI-CITY LLC 401K 700 17th ST STE 300 DENVER CO 80202-3531

TD AMERITRADE TRUST CO				9.44%
COMPANY # C81 PO BOX 17748 DENVER CO 80217-0748

MG TRUST COMPANY CUST. FBO				7.89%
TECHNOLOGY SALES ASSOCIATES, INC. 700 17th STREET SUITE 300 DENVER CO 80202-3531

MG TRUST COMPANY CUST. FBO				7.14%
M. LONDON, INC. 700 17th STREET SUITE 300 DENVER CO 80202-3531

85

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R	Class Y
BAND & CO					52.54%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

CAPINCO					29.58%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

WASHINGTON & CO					12.91%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

High Income Bond Fund

TRUST CO OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155-6503

CHARLES SCHWAB & CO INC		7.23%
SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151

U.S. BANCORP INVESTMENTS INC.		6.56%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

MESIROW FINANCIAL INC		5.02%
BISHOP LIV TRUST 350 NORTH CLARK STREET CHICAGO IL 60654-4712

MERRILL LYNCH PIERCE FENNER & SMITH			5.52%
ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484

U.S. BANCORP INVESTMENTS INC.				49.71%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

MG TRUST CO CUST FBO				22.54%
WATERSTONE BRANDS INC 401K 700 17TH ST STE 300 DENVER CO 80202-3531

86

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R	Class Y
MG TRUST COMPANY TRUSTEE				12.43%
MICHIGAN EDUCATIONAL PERSONNEL SERV 700 17TH STREET STE 300 DENVER CO 80202-3531

MG TRUST COMPANY CUST. FBO				9.85%
JOHNSON-QUAID VENTURES, LLC 700 17TH STREET STE 300 DENVER CO 80202-3531

BAND & CO					74.79%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

WASHINGTON & CO					13.89%
PO BOX 1787 MILWAUKEE WI 53201-1787

CAPINCO					9.42%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

Inflation Protected Securities Fund

U.S. BANCORP INVESTMENTS INC.	5.15%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.	5.15%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.	5.15%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

PIMS/PRUDENTIAL RETIREMENT				99.58%
AS NOMINEE FOR THE TTEE/CUST PL 007 PBC MANAGEMENT, INC. 2360 FIFTH ST MANDEVILLE LA 70471-1861

87

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R	Class Y
BAND & CO					77.29%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

WASHINGTON & CO					9.43%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

CAPINCO					8.16%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

Intermediate Government Bond Fund

FIRST CLEARING LLC			6.26%
ENRIQUE G FAJARDO 18 VILLAGE PL SECAUCUS NJ 07094-4032

PERSHING LLC			5.03%
P.O. BOX 2052 JERSEY CITY NJ 07303-2052

VIRGINIA GALLAGHER FBO				53.37%
ABERDEEN FABRICS INC 401K PSP & TRUST 11568 US HIGHWAY 15 501 ABERDEEN NC 28315-5834

ROBERTA BORLIK FBO				11.38%
THIESING VENEER CO INC 401K PSP & TRUST 300 S PARK DR MOORESVILLE IN 46158-1754

COUNSEL TRUST DBA MID ATLANTIC				8.01%
TRUST COMPANY FBO LAUFER GROUP INTERNATIONAL LTD 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 510 PITTSBURGH PA 15222-4228

COUNSEL TRUST DBA MATC FBO				7.86%
YOST CONSERVATION LLC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228

88

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R	Class Y
BAND & CO					47.44%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

US BANK CUST					27.87%
US BANCORP CAP U/A 01-01-1984 60 LIVINGSTON AVE SAINT PAUL MN 55107-2575

CAPINCO					14.80%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

WASHINGTON & CO					5.30%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

Intermediate Tax Free Fund

MERRILL LYNCH PIERCE FENNER			18.88%
& SMITH SAFEKEEPING ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484

BAND & CO					67.59%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

WASHINGTON & CO					24.33%
PO BOX 1787 MILWAUKEE WI 53201-1787

CAPINCO					6.38%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

Intermediate Term Bond Fund

ORCHARD TRUST CO LLC TRUSTEE/C	6.62%
FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002

89

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R	Class Y
BAND & CO					63.49%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

CAPINCO					17.51%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

WASHINGTON & CO					11.93%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

Minnesota Intermediate Municipal Bond Fund

US BANCORP INVESTMENTS INC	5.79%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC			6.00%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC			5.91%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

BAND & CO					91.60%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

Minnesota Municipal Bond Fund

MERRILL LYNCH PIERCE FENNER & SMITH			6.01%
ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484

BAND & CO					89.50%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

90

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R	Class Y
Missouri Tax Free Fund

U S BANCORP INVESTMENTS INC	5.08%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.			14.88%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

PERSHING LLC			11.05%
P O BOX 2052 JERSEY CITY NJ 07303-2052

FIRST CLEARING LLC			8.05%
2801 MARKET ST SAINT LOUIS MO 63103-2523

U.S. BANCORP INVESTMENTS INC.			7.50%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.			5.89%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.			5.79%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

BAND & CO					86.75%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

WASHINGTON & CO					8.35%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

Nebraska Municipal Bond Fund

RBC CAPITAL MARKETS CORP FBO	14.65%
J JOHN GRAINGER 2929 VAN DORN ST LINCOLN NE 68502-4261

91

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R	Class Y
FIRST CLEARING LLC			6.27%
& S A MOHANNA TRUST UAD 5/23/05 TEN COM 702 FORT CROOK RD S STE 343 BELLEVUE NE 68005-7905

BAND & CO					67.40%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

WASHINGTON & CO					13.98%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

CAPINCO					13.35%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

Ohio Tax Free Fund

U.S. BANCORP INVESTMENTS INC.	11.84%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

NFS LLC FEBO	8.21%
JOHN SIDELL 8033 W BANCROFT ST TOLDEO OH 43617-1651

U S BANCORP INVESTMENTS INC	6.88%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

U S BANCORP INVESTMENTS INC	6.23%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.	6.17%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.	5.26%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.			17.10%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

92

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R	Class Y
U.S. BANCORP INVESTMENTS INC.			6.90%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.			6.68%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

ROBERT W BAIRD & CO INC			5.72%
777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5300

BAND & CO					92.35%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

Oregon Intermediate Municipal Bond Fund

U S BANCORP INVESTMENTS INC.	8.14%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

WELLS FARGO INVESTMENTS LLC	6.06%
625 MARQUETTE AVE S 13TH FLOOR MINNEAPOLIS MN 55402-2323

BAND & CO					48.63%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

WASHINGTON & CO					47.26%
PO BOX 1787 MILWAUKEE WI 53201-1787

Short Tax Free Fund

RBC CAPITAL MARKETS CORP FBO	28.19%
PHILLIPS RECYCLING SYSTEMS INC PO BOX 7006 ST CLOUD MN 56302-7006

U.S. BANCORP INVESTMENTS INC.	7.26%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

93

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R	Class Y
MERRILL LYNCH PIERCE FENNER & SMITH	5.51%
ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484

BAND & CO					75.29%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

WASHINGTON & CO					18.98%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

Short Term Bond Fund

MERRILL LYNCH PIERCE FENNER			5.96%
& SMITH SAFEKEEPING ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484

BAND & CO					64.26%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

CAPINCO					17.09%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

WASHINGTON & CO					13.22%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

Tax Free Fund

MERRILL LYNCH PIERCE FENNER & SMITH			21.10%
ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484

BAND & CO					83.21%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

94

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R	Class Y
WASHINGTON & CO					10.04%
PO BOX 1787 MILWAUKEE WI 53201-1787

Total Return Bond Fund

U.S. BANCORP INVESTMENTS INC.		7.71%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.		6.84%
60 LIVINGSTON AVE SAINT PAUL MN 55107-2292

MERRILL LYNCH PIERCE FENNER & SMITH			5.51%
ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484

MG TRUST CO CUST FBO				32.35%
OMAHA NEON SIGN INC 700 17TH ST STE 300 DENVER CO 80202-3531

NEW YORK LIFE TRUST COMPANY				19.72%
ATTN TRUST ADMIN 2ND FL 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007

ORCHARD TRUST CO LLC CUST				16.78%
OPP FUNDS RECORDK PRO RET PL 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111

MG TRUST CO CUST FBO				7.59%
WATERMAN EXECUTIVE SEARCH 401K 700 17th ST STE 300 DENVER CO 80202-3531

MG TRUST				5.06%
CIRCLE & SQUARE INC 700 17th ST STE 300 DENVER CO 80202-3531

BAND & CO					56.17%
C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787

95

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R	Class Y
CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					26.13%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					15.35%
Net Asset Value and Public Offering Price
     The public offering price of the shares of a Fund generally equals the Fund’s net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Funds’ Prospectuses. The public offering price of the Class A Shares of the Income Funds and Tax Free Income Funds as of June 30, 2010 was as set forth below. Please note that the public offering prices of Class B, Class C, Class R, and Class Y Shares are the same as net asset value since no sales charges are imposed on the purchase of such shares.

Public Offering Price
Fund	Class A
Core Bond Fund	$11.72
High Income Bond Fund	8.65
Inflation Protected Securities Fund	10.79
Intermediate Government Bond Fund	8.97
Intermediate Term Bond Fund	10.57
Short Term Bond Fund	10.21
Total Return Bond Fund	10.73
California Tax Free Fund	11.36
Colorado Tax Free Fund	10.57
Intermediate Tax Free Fund	11.15
Minnesota Intermediate Municipal Bond Fund	10.35
Minnesota Municipal Bond Fund	11.35
Missouri Tax Free Fund	12.20
Nebraska Municipal Bond Fund	10.80
Ohio Tax Free Fund	10.88
Oregon Intermediate Municipal Bond Fund	10.34
Short Tax Free Fund	10.21
Tax Free Fund	11.08
     The net asset value of each Fund’s shares is determined on each day during which the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities held by a Fund are traded on days that the Fund is not open for business, such Fund’s net asset value per share may be affected

96

on days when investors may not purchase or redeem shares. This may occur, for example, where a Fund holds securities which are traded in foreign markets.
     On June 30, 2010, the net asset values per share for each class of shares of the Income Funds and the Tax Free Income Funds were calculated as follows.

		Shares	Net Asset
Fund	Net Assets	Outstanding	Value Per Share
Core Bond Fund
Class A	$93,373,910	8,323,204	$11.22
Class B	3,606,916	324,486	11.12
Class C	3,796,341	339,666	11.18
Class R	379,246	33,638	11.27
Class Y	1,179,452,897	105,174,511	11.21

High Income Bond Fund
Class A	29,532,066	3,564,817	8.28
Class B	1,628,145	197,879	8.23
Class C	6,969,018	845,189	8.25
Class R	343,312	40,679	8.44
Class Y	350,065,589	42,246,377	8.29

Inflation Protected Securities Fund
Class A	7,894,073	764,417	10.33
Class C	6,673,250	651,417	10.24
Class R	1,331,735	129,217	10.31
Class Y	156,985,771	15,180,649	10.34

Intermediate Government Bond Fund
Class A	19,003,170	2,166,462	8.77
Class C	1,939,814	221,092	8.77
Class R	651,714	74,337	8.77
Class Y	152,088,686	17,337,660	8.77

Intermediate Term Bond Fund
Class A	26,340,561	2,548,984	10.33
Class Y	734,924,465	71,409,181	10.29

Short Term Bond Fund
Class A	87,630,954	8,779,690	9.98
Class C	3,111,027	310,978	10.00
Class Y	629,150,909	63,004,777	9.99

Total Return Bond Fund
Class A	28,164,607	2,742,263	10.27
Class B	1,413,241	138,303	10.22
Class C	6,748,293	661,302	10.20
Class R	600,847	58,272	10.31
Class Y	655,301,293	63,853,230	10.26

97

		Shares	Net Asset
Fund	Net Assets	Outstanding	Value Per Share
California Tax Free Fund
Class A	17,315,079	1,591,675	10.88
Class C	4,673,567	428,979	10.89
Class Y	81,609,000	7,502,066	10.88

Colorado Tax Free Fund
Class A	10,811,087	1,068,741	10.12
Class C	3,171,863	314,390	10.09
Class Y	49,243,905	4,856,245	10.14

Intermediate Tax Free Fund
Class A	59,606,325	5,469,323	10.90
Class C	1,483,349	135,553	10.94
Class Y	716,452,163	65,913,676	10.87

Minnesota Intermediate Municipal Bond Fund
Class A	34,956,806	3,453,175	10.12
Class C	3,964,610	390,939	10.14
Class Y	193,443,414	19,226,071	10.06

Minnesota Municipal Bond Fund
Class A	91,921,929	8,455,451	10.87
Class C	26,772,514	2,473,908	10.82
Class Y	52,638,995	4,848,992	10.86

Missouri Tax Free Fund
Class A	23,830,821	2,039,572	11.68
Class C	1,652,837	141,827	11.65
Class Y	137,048,654	11,724,605	11.69

Nebraska Municipal Bond Fund
Class A	6,333,120	612,215	10.34
Class C	4,181,348	407,494	10.26
Class Y	31,756,789	3,071,732	10.34

Ohio Tax Free Fund
Class A	1,899,015	182,176	10.42
Class C	1,347,112	131,125	10.27
Class Y	59,527,407	5,714,526	10.42

Oregon Intermediate Municipal Bond Fund
Class A	31,042,802	3,069,518	10.11
Class Y	133,816,458	13,236,635	10.11

Short Tax Free Fund
Class A	7,168,100	718,270	9.98
Class Y	310,783,040	31,141,820	9.98

98

		Shares	Net Asset
Fund	Net Assets	Outstanding	Value Per Share
Tax Free Fund
Class A	45,885,268	4,326,554	10.61
Class C	5,697,358	539,751	10.56
Class Y	444,217,245	41,841,443	10.62
Taxation
     Each Fund intends to fulfill the requirements of Subchapter M of the Code, to qualify as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.
     With respect to a Fund’s investments in U.S. Treasury inflation-protected securities and other inflation-protected securities that accrue inflation into their principal value, the Fund will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation-protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the “stated redemption price at maturity” of the obligation and its “issue price” as those terms are defined in the Code. The Fund will be required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.
     If one of the Tax Free Income Funds disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.
     When a Fund has a capital loss carry-forward, it does not make capital gains distributions until the loss has been offset or expired. As of June 30, 2010, the following Funds had capital loss carry-forwards available for federal income tax purposes, expiring in the year indicated.

		Capital Loss
		Carry-Forwards
Fund	Expiration Year	(000’s omitted)
Core Bond Fund	2015	$994
	2017	25,107
	2018	17,128

High Income Bond Fund	2017	23,659

Inflation Protected Securities Fund	2014	256
	2015	5,928
	2016	953
	2017	4,724
	2018	2,807

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		Capital Loss
		Carry-Forwards
Fund	Expiration Year	(000’s omitted)
Intermediate Government Bond Fund	2011	2,293
	2012	1,293
	2013	554
	2014	1,629
	2015	2,447
	2016	165
	2017	3,538

Intermediate Term Bond Fund	2015	3,607
	2017	11,744
	2018	4,697

Short Term Bond Fund	2013	1,315
	2014	8,101
	2015	7,433
	2017	839
	2018	2,980

Total Return Bond Fund	2017	41,302
	2018	37,557

Minnesota Municipal Bond Fund	2018	65

Nebraska Municipal Bond Fund	2016	25
	2017	333
	2018	36

Ohio Tax Free Fund	2017	225
	2018	205

Oregon Intermediate Municipal Bond Fund	2017	141

Short Tax Free Fund	2015	937
	2017	312

Tax Free Fund	2018	6,429
     Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investment companies.

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     When a Fund lends portfolio securities to a borrower as described above in “Lending of Portfolio Securities,” payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. Such payments in lieu of dividends are taxable as ordinary income.
     It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the requirement that a regulated investment company derive at least 90% of gross income from investment securities.
     Inflation Protected Securities Fund may invest in commodity and commodity index-linked futures contracts and options thereon. On December 16, 2005, the IRS issued Revenue Ruling 2006-01, which held that income derived from commodity index-linked swaps is not qualifying income for purposes of the 90% qualifying income test. The IRS has indicated that it will apply the principles of Revenue Ruling 2006-1 to other commodity index-linked derivative instruments such as options, futures, and forward contracts. Consequently, Inflation Protected Securities Fund must ensure that income derived from commodity index-linked derivative instruments, when combined with any other non-qualified income, does not exceed 10% of its gross income for any taxable year.
     Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale of exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution. Furthermore, if a shareholder of any of the Tax Free Income Funds receives an exempt-interest dividend from such fund and then disposes of his or her shares in such fund within six months after acquiring them, any loss on the sale or exchange of such shares will be disallowed to the extent of the exempt-interest dividend.
     For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other FAIF Fund pursuant to the exchange privilege (see “Purchasing, Redeeming, and Exchanging Shares” in the Prospectuses), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder of Class A, Class B or Class C Shares carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder’s gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other Fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder’s gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.
     Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the United States for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.
     A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the Untied States or a political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax

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purposes or (iv) a trust whose administration is subject to the primary supervision of the U.S. court and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the trust.
     The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this SAI.
     With respect to the Minnesota Intermediate Municipal Bond Fund and the Minnesota Municipal Bond Fund, the 1995 Minnesota Legislature enacted a statement of intent (codified at Minn. Stat. § 289A.50, subdivision 10) that interest on obligations of Minnesota governmental units and Indian tribes be included in the net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota’s exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued.
     On May 19, 2008, the U.S. Supreme Court decided the case of Department of Revenue of Kentucky v. Davis, in which a taxpayer had challenged Kentucky’s scheme of taxation under which it exempted from taxation interest on the bonds of the Commonwealth of Kentucky and its political subdivisions while subjecting to tax interest on bonds of other states and their political subdivisions. The Supreme Court held that Kentucky’s taxing scheme did not violate the Commerce Clause. The Court, however, dealt with bonds of the state and its political subdivisions that financed governmental projects, and noted that the case did not present the question of the treatment of private activity bonds that are used to finance projects for private entities. (The Court’s opinion also did not address the issue of discriminatory treatment of Indian tribal bonds.) The Court’s opinion left open the possibility that another party could challenge a state’s discriminatory treatment of the interest on private activity bonds on the ground that it violates the Commerce Clause. The management of the Funds is not aware that any such case has been brought. Nevertheless, a court in the future could hold that a state’s discriminatory treatment of private activity bonds of issuers located within or outside the state violates the Commerce Clause, and in that case the 1995 Minnesota legislative provision could take effect and interest on certain Minnesota obligations held by the Minnesota Intermediate Municipal Bond Fund and Minnesota Municipal Bond Fund would become taxable in Minnesota.
Additional Information about Certain Shareholder Services
Reducing Class A Sales Charges
     Sales charges on the purchase of Class A shares can be reduced through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent.
     Quantity Discounts and Accumulated Purchases
     Each Fund will combine purchases made by an investor, the investor’s spouse or domestic partner, and the investor’s dependent children when it calculates the sales charge.
     For each Fund, the sales charge discount will be determined by adding (i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus (ii) the purchase price of the Class A, Class B and Class C shares of any other Nuveen Mutual Fund that you are concurrently purchasing, plus (iii) the current net asset value of Class A, Class B and Class C shares of the Fund or any other Nuveen Mutual Fund that you already own. In order for an investor to receive the sales charge reduction on Class A Shares, the Fund must be notified by the investor in writing or by his or her financial intermediary at the time the purchase is made that Fund shares are already owned or that purchases are being combined. If the purchase price of shares that the investor owns is higher than their current net asset value, the investor may receive credit for this higher purchase price instead, but only if

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the investor notifies the Fund of this request in advance in writing and provides written records of the original purchase price.
     Letter of Intent
     If an investor intends to purchase, in the aggregate, at least $50,000 of Class A or Class C shares in the Funds, or other Nuveen funds, over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Fund’s custodian to hold a percentage equal to the Funds’ maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) until the purchase is completed.
     The amount held in escrow for all FAIF Funds will be applied to the investor’s account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.
     A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. Absent complete and current notification from the investor or from his or financial intermediary to the Fund, the investor may not realize the benefit of a reduced sales charge.
Sales of Class A Shares at Net Asset Value
     General
     The Prospectuses for the Funds set forth the categories of investors eligible to purchase Class A shares without a sales charge.
     Purchases by Group Plans
     Class A shares may be purchased without a sales charge by group 401(k), 403(b) and 457 plans, and group profit sharing and pension plans (collectively, “Group Plans”), as described in the Funds’ Prospectuses.
     Purchases of $1 Million or More by Non-Group Plans
     For purchases of Class A shares by an account other than a Group Plan, your investment professional or financial intermediary may receive a commission equal to 1% of the purchase amount if the purchase amount, together with the value of all other current holdings in Nuveen funds on which you paid a sales load, is $1 million or more, but not greater than $3 million, 0.50% of the purchase amount if the purchase amount, together with the value of all other current holdings in Nuveen funds on which you paid a sales load, is greater than $3 million, but not more than $10 million, and 0.25% of the purchase amount if the purchase amount, together with the value of all other current holdings in Nuveen funds on which you paid a sales load, is greater than $10 million. If such a commission is paid, you will be assessed a CDSC equal to the commission rate paid if you sell your shares within 18 months. The CDSC will not be assessed on shares acquired through reinvestment of dividend or capital gain distributions. For example, if you hold shares in the Nuveen funds with an aggregate value of $2 million on which you paid a sales load and you make an additional purchase of $2 million in the Nuveen funds, your investment professional or financial intermediary may receive a commission equal to 0.50% of the additional purchase amount. If you sell shares within 18 months of the purchase, you will be assessed a CDSC equal to 0.50% on the shares redeemed, not including shares you acquired by reinvesting your dividend or capital gain distributions.

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Class A Shares Reinvestment Right
     If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A Shares of any fund at the next-determined net asset value without any sales charge. The Fund must be notified by the shareholder in writing or by his or her financial intermediary of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.
Redeeming Shares by Telephone
     A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial intermediary (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial intermediary by the time specified by the intermediary in order for shares to be redeemed at that day’s net asset value, and redemption requests must be transmitted to and received by the Funds as of the close of regular trading on the New York Stock Exchange (usually by 3:00 p.m. Central time) in order for shares to be redeemed at that day’s net asset value unless the financial intermediary has been authorized to accept redemption requests on behalf of the Funds. Pursuant to instructions received from the financial institution, redemptions will be made by check, by Automated Clearing House (ACH) transaction, or by wire transfer. It is the financial institution’s responsibility to transmit redemption requests promptly. Certain financial intermediaries are authorized to act as the Funds’ agent for the purpose of accepting redemption requests, and the Funds will be deemed to have received a redemption request upon receipt of the request by the financial intermediary.
     Shareholders who did not purchase their shares of a Fund through a financial intermediary may redeem their shares by telephoning Nuveen Investor Services at (800) 257-8787. At the shareholder’s request, redemption proceeds will be paid by check mailed to the shareholder’s address of record or ACH or wire transferred to the shareholder’s account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. ACH or wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. The Funds may limit telephone redemption requests to an aggregate of $50,000 per day across the NuveenFund family.
     In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. The Funds will not be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include recording of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Funds examine each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Funds subsequently send confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.
Redeeming Shares by Mail
     Any shareholder may redeem Fund shares by sending a written request to the shareholder servicing agent, financial intermediary or Transfer Agent. The written request should include the shareholder’s name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. Unless another form of payment is requested, a check for redemption proceeds

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normally is mailed within three days, but in no event more than seven days, after receipt of a proper written redemption request.
     Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:
•	a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation (“FDIC”);

•	a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

•	a savings bank or savings and loan association the deposits of which are insured by the Savings Association;

•	any other “eligible guarantor institution,” as defined in the Securities Exchange Act of 1934.
     The Funds do not accept signatures guaranteed by a notary public.
     The Funds and USBFS have adopted standards for accepting signature from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and USBFS reserve the right to amend these standards at any time without notice.
Receipt of Orders by Financial Intermediaries
     The Funds have authorized one or more Intermediaries to receive purchase and redemption orders on the Funds’ behalf. Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, an Intermediary’s authorized designee, receives the order. An order will be priced at the applicable Fund’s net asset value next computed after the order is received by an authorized Intermediary or the Intermediary’s authorized designee and accepted by the Fund.
Redemptions Before Purchase Instruments Clear
     When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to fifteen calendar days from the purchase date.
Research Requests
     The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

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Exchange Privilege
     You may exchange shares of a class of a Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information. An exchange between classes of shares of the same Fund may be done in writing to the address stated above.
     If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.
     The shares to be purchased through an exchange must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. If your shares are held with a financial intermediary, the financial intermediarty must have the operational capacity to support exchanges. For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at (800) 257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.
     The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.
Reinstatement Privilege
     If you redeemed Class A or Class C shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. The reinstatement privilege for Class B shares is no longer available. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

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Suspension of Right of Redemption
     Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.
Redemption In-Kind
     The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in-kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.
Frequent Trading Policy
     The Funds’ Frequent Trading Policy is as follows:
     Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.
     1. Definition of Round Trip
     A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.
     2. Round Trip Trade Limitations
     Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to four Round Trips per trailing 12-month period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

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     3. Enforcement
     Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.
     Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.
     The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Funds’ Frequent Trading Policy. In addition, the Funds may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Funds believe that the policy is reasonably designed to prevent market timing that is detrimental to the Funds. Such policy may be more or less restrictive than the Funds’ Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Funds’ policy or their own policies, as the case may be, to accounts under their control.
Exclusions from the Frequent Trading Policy
     As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by Nuveen Asset Management; and (x) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.
     In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59-1/2; (b) as part of a series of substantially equal periodic payments; or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the

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application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59-1/2; and (ii) redemptions to satisfy required minimum distributions after age 70-1/2 from an IRA account.
Financial Statements
     The financial statements of FAIF included in its Annual Report to shareholders for the fiscal year ended June 30, 2010 are incorporated herein by reference

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Appendix A
Ratings
     A rating of a rating service represents that service’s opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.
     When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.
Ratings of Long-Term Corporate Debt Obligations
Standard & Poor’s
AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Moody’s

Aaa: Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

A: Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

B: Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
     Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     Fitch
AAA: Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB: Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C: Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. CC ratings indicate that default of some kind appears probable, and C ratings signal imminent default.

DDD, DD and D: Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90%, and D the lowest recovery potential, i.e., below 50%.
     Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect for repaying all obligations.
     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the major rating categories.
Ratings of Commercial Paper
               Standard & Poor’s
               Commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. None of the Funds will purchase commercial paper rated A-3 or lower.
               A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
               A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
               A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
               Moody’s
               Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase Prime-3 commercial paper.
               Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.
               Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
               Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
               Fitch
               Fitch employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase F3 commercial paper.
               F1: Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.
               F2: Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
               F3: Securities possess fair credit quality. This designation indicates that the capacity for timely payments of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Appendix B
Nuveen Fund Advisors, Inc.
Proxy Voting Policies and Procedures
Effective Date: January 1, 2011
     I. Introduction
     Nuveen Fund Advisors, Inc. (“Advisor”) is an investment advisor for the Nuveen Funds (the “Funds”) and for other accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon Advisor complete discretion to vote proxies. It is Advisor’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters). In voting proxies, Advisor also seeks to enhance total investment return for its clients.
     When Advisor contracts with another investment advisor to act as a sub-advisor for its Accounts, Advisor delegates proxy voting responsibility to the sub-advisor (each a “Sub-Advisor”). Where Advisor has delegated proxy voting responsibility, the Sub-Advisor will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Advisor.
     II. Policies and Procedures
     Consistent with its oversight responsibilities, Advisor has adopted the following Sub-Advisor oversight policies and procedures:
1. Prior to approval of any sub-advisory contract by Advisor or the Board of Directors of the Funds, as applicable, Advisor’s Compliance reviews the Sub-Advisor’s proxy voting policy (each a “Sub-Advisor Policy”) to ensure that such Sub-Advisor Policy is designed in the best interests of Advisor’s clients. Thereafter, at least annually, Advisor’s Compliance reviews and approves material changes to each Sub-Advisor Policy.
2. On a quarterly basis, Advisor’s Investment Operations will request and review reports from each Sub-Advisor reflecting any overrides of its Sub-Advisor Policy or conflicts of interest addressed during the previous quarter, and other matters Advisor’s Investment Operations deems appropriate. Any material issues arising from such review will be reported to Advisor’s management and if appropriate, the Board of Directors of the Funds.
     III. Policy Owner
     Chief Compliance Officer
     IV. Responsible Parties
     Compliance
     Investment Operations

B-1

Nuveen Asset Management, LLC
Proxy Voting Policies and Procedures
Effective Date: December __, 2010
     I. General Principles
          A. Nuveen Asset Management, LLC (“Advisor”) is an investment sub-advisor for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Client Accounts”). As such, Client Accounts may confer upon Advisor complete discretion to vote proxies. It is Advisor’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters1). In voting proxies, Advisor also seeks to enhance total investment return for its clients.
          B. If Advisor contracts with another investment advisor to act as a sub-advisor for a Client Account, Advisor may delegate proxy voting responsibility to the sub-advisor. Where Advisor has delegated proxy voting responsibility, the sub-advisor will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Advisor.
          C. Advisor’s Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of Advisor’s Proxy Voting Committee (“PVC”). The PVC is responsible for providing an administrative framework to facilitate and monitor Advisor’s exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.
     II. Policies
     The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth Advisor’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS policies, Advisor maintains the fiduciary responsibility for all proxy voting decisions.
     III. Procedures
     A. Supervision of Proxy Voting Service. The PVC shall supervise the relationship with Advisor’s proxy voting service, ISS. ISS apprises Advisor of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as Advisor’s proxy voting record keeper and generates reports on how proxies were voted.
     B. Conflicts of Interest.

1	Advisor may not vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, Advisor may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, Advisor may not to vote proxies where the voting would in Advisor’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest as provided herein, to Advisor.

B-2

     1. The following relationships or circumstances may give rise to conflicts of interest:2
a.	The issuer or proxy proponent (e.g., a special interest group) is Madison Dearborn Partners, a private equity firm and affiliate of Advisor (“MDP”), or a company that controls, is controlled by or is under common control with MDP.

b.	The issuer is an entity in which an executive officer of Advisor or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c.	The issuer is a registered or unregistered fund for which Advisor or another Nuveen advisor serves as investment advisor or sub-advisor.

d.	Any other circumstances that Advisor is aware of where Advisor’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.
     2. Advisor will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS policies, Advisor believes the risk related to conflicts will be minimized.
     3. To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.
     4. In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from the Head of Research, who will seek voting direction from appropriate investment personnel. Before doing so, however, the PVC will confirm that Advisor faces no material conflicts of its own with respect to the specific proxy vote.
     5. If the PVC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:
a.	Obtaining instructions from the affected client(s) on how to vote the proxy;

b.	Disclosing the conflict to the affected client(s) and seeking their consent to permit Advisor to vote the proxy;

c.	Voting in proportion to the other shareholders;

d.	Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

e.	Following the recommendation of a different independent third party.
     6. In addition to all of the above-mentioned and other conflicts, members of the IPC and the PVC must notify Advisor’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the MDP affiliate or Fund complex with regard to how Advisor should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to Advisor’s President and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the MDP affiliate, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

2	A conflict of interest shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in III.B.1a.-d is present.

B-3

     C. Proxy Vote Override. From time to time, a portfolio manager of a Client Account (a “Portfolio Manager”) may initiate action to override the ISS recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-advisor Portfolio Manager) shall be reviewed by Advisor’s Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override. If a material conflict exists the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”
     D. Securities Lending.
     1. In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.
     2. Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and analysts.
     E. Proxy Voting for ERISA Clients. If a proxy voting issue arises for an ERISA client, Advisor is prohibited from voting shares with respect to any issue advanced by a party in interest of the ERISA client.
     F. Proxy Voting Records. As required by Rule 204-2 of the Investment Advisors Act of 1940, Advisor shall make and retain five types of records relating to proxy voting; (a) proxy voting policies and procedures; (b) proxy statements received for client and fund securities; (c) records of votes cast on behalf of clients and funds; (d) records of written requests for proxy voting information and written responses from the Advisor to either a written or oral request; and (e) any documents prepared by the advisor that were material to making a proxy voting decision or that memorialized the basis for the decision. Advisor may rely on ISS to make and retain on Advisor’s behalf records pertaining to the rule.
     G. Fund of Funds Provision. In instances where Advisor provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.
     H. Legacy Securities. To the extent that Advisor receives proxies for securities that are transferred into a Client Account’s portfolio that were not recommended or selected by Advisor and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), Advisor will generally instruct ISS to refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further Advisor’s interest in maximizing the value of client investments. Advisor may agree to an institutional Client Account’s special request to vote a legacy security proxy, and would instruct ISS to vote such proxy in accordance with its guidelines.
     I. Review and Reports.

B-4

     1. The PVC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any sub-advisor), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.
     2. The PVC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Client Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings. Advisor also shall provide the Funds that it sub-advises with information necessary for preparing Form N-PX.
     K. Vote Disclosure to Clients.
Advisor’s institutional and separately managed account clients can contact their relationship manager for more information on Advisor’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and Advisor’s vote.
     IV. Policy Owner
     IPC
     V. Responsible Parties
     IPC
     PVC
     ADV Review Team

B-5

RiskMetrics Group’s U.S. Proxy Voting Guidelines Concise Summary
(Digest of Selected Key Guidelines)
January 22, 2010
1. Routine/Miscellaneous:
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
2. Board of Directors:
Votes on director nominees should be determined on a CASE-BY-CASE basis.
Four fundamental principles apply when determining votes on director nominees:
Board Accountability

Board Responsiveness

Director Independence

Director Competence
Board Accountability
Problematic Takeover Defenses
VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered on a CASE-by-CASE basis), if:
•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

B-6

•	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

•	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

•	The board makes a material adverse change to an existing poison pill without shareholder approval.
Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•	The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.
Problematic Audit-Related Practices
Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote CASE-by-CASE on members of the Audit Committee and/or the full board if:
•	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.
Problematic Compensation Practices
VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:
•	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

[1]	In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.
•	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

B-7

•	The company fails to fulfill the terms of a burn rate commitment made to shareholders;

•	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Other Problematic Governance Practices
VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:
•	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:
- A classified board structure;

- A supermajority vote requirement;

- Majority vote standard for director elections with no carve out for contested elections;

- The inability for shareholders to call special meetings;

- The inability for shareholders to act by written consent;

- A dual-class structure; and/or

- A non-shareholder approved poison pill.
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:
•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Board Responsiveness
Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:
•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Director Independence
Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors in the Summary Guidelines) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

•	The full board is less than majority independent.

B-8

Director Competence
Vote AGAINST or WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:
- Degree to which absences were due to an unavoidable conflict;

- Pattern of absenteeism; and

- Other extraordinary circumstances underlying the director’s absence;
•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing features:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
- presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

- serves as liaison between the chairman and the independent directors;

- approves information sent to the board;

- approves meeting agendas for the board;

- approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

- has the authority to call meetings of the independent directors;

- if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

- Egregious compensation practices;

- Multiple related-party transactions or other issues putting director independence at risk;

- Corporate and/or management scandals;

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- Excessive problematic corporate governance provisions; or

- Flagrant board or management actions with potential or realized negative impact on shareholders.
3. Shareholder Rights & Defenses:
Net Operating Loss (NOL) Protective Amendments
For management proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”), the following factors should be considered on a CASE-BY-CASE basis:
•	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.
Poison Pills- Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.
Poison Pills- Management Proposals to Ratify Poison Pill
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
Poison Pills- Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)
Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOLs”), the following factors are considered on a CASE-BY-CASE basis:
•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);

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•	The value of the NOLs;

•	The term;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.
Shareholder Ability to Call Special Meetings
Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors
•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of and management’s response to previous shareholder proposals.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:
•	Ownership structure;

•	Quorum requirements; and

•	Supermajority vote requirements.
4. Capital Restructuring:
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Past Board Performance:

- The company’s use of authorized shares during the last three years;

- One- and three-year total shareholder return; and

- The board’s governance structure and practices;

•	The Current Request:

- Disclosure in the proxy statement of the specific reasons for the proposed increase;

- The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and its three-year total shareholder return; and

- Risks to shareholders of not approving the request.
Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.
Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
•	Past Board Performance:

- The company’s use of authorized preferred shares during the last three years;

- One- and three-year total shareholder return; and

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- The board’s governance structure and practices;

•	The Current Request:

- Disclosure in the proxy statement of specific reasons for the proposed increase;

- In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and

- Whether the shares requested are blank check preferred shares, and whether they are declawed.
Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.
Mergers and Acquisitions
Vote CASE—BY—CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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5. Compensation:
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2. Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•	The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;

•	Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices.
Other Compensation Proposals and Policies
Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)
In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices- dissatisfaction with compensation practices can be expressed by voting against the MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on which to express the dissatisfaction, then the secondary target will be members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal; then vote withhold or against

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compensation committee member (or, if the full board is deemed accountable, to all directors). If the negative factors impact equity-based plans, then vote AGAINST an equity-based plan proposal presented for shareholder approval.
Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.
Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:
•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.
Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•	Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.
Pay for Performance
Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.
Focus on companies with sustained underperformance relative to peers, considering the following key factors:
•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS — Global Industry Classification Group); and

•	Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.
If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell

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the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.
Non-Performance based Compensation Elements
Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.
While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG’s Compensation FAQ document: http://www.riskmetrics.com/policy/2010_compensation_FAQ:
•	Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

•	Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;

•	Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;

•	Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including “modified gross-ups”);

•	Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or

•	Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).
Incentives that may Motivate Excessive Risk-Taking
Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:
•	Guaranteed bonuses;

•	A single performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.
Options Backdating
Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation

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committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:
•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
A CASE-by-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.
Board Communications and Responsiveness
Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:
•	Poor disclosure practices, including:
•	Unclear explanation of how the CEO is involved in the pay setting process;

•	Retrospective performance targets and methodology not discussed;

•	Methodology for benchmarking practices and/or peer group not disclosed and explained.
•	Board’s responsiveness to investor input and engagement on compensation issues, for example:
•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Shareholder Proposals on Compensation

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Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.
Recoup Bonuses
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:
•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.
Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
•	Rigorous stock ownership guidelines, or

•	A holding period requirement coupled with a significant long-term ownership requirement, or

•	A meaningful retention ratio,
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

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6. Social/Environmental Issues:
Overall Approach
When evaluating social and environmental shareholder proposals, RMG considers the following factors:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Board Diversity
Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:
•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:
•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	The company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

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Greenhouse Gas (GHG) Emissions
Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
•	The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.
Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.
Political Contributions and Trade Association Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

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Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.
Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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RiskMetrics Group’s International Proxy Voting Guidelines Summary
(Digest of Selected Key Guidelines)
December 31, 2009
1. Operational Items:
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business

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Vote AGAINST other business when it appears as a voting item.
2. Board of Directors:
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:
•	Material failures of governance, stewardship, or fiduciary responsibilities at the company; or

•	Failure to replace management as appropriate; or

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

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Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
3. Capital Structure:
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

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Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:
•	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

•	Duration does not exceed 18 months.
For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.
In addition, vote AGAINST any proposal where:
•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

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•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:
•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•	The plan still respects the 10 percent maximum of shares to be kept in treasury.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
4. Other Items:
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

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Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:
•	the parties on either side of the transaction;

•	the nature of the asset to be transferred/service to be provided;

•	the pricing of the transaction (and any associated professional valuation);

•	the views of independent directors (where provided);

•	the views of an independent financial adviser (where appointed);

•	whether any entities party to the transaction (including advisers) is conflicted; and

•	the stated rationale for the transaction, including discussions of timing.
If there is a transaction that RMG deemed problematic and that was not put to a shareholder vote, RMG may recommend against the election of the director involved in the related-party transaction or the full board.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit

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